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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05629
ING Investors Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2006

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes
ING Investors Trust

• ING Disciplined Small Cap Value Portfolio
• ING EquitiesPlus Portfolio
• ING Evergreen Health Sciences Portfolio
• ING Evergreen Omega Portfolio
• ING Global Real Estate Portfolio
• ING Global Resources Portfolio
• ING Global Technology Portfolio
(formerly, ING Goldman Sachs Tollkeeper Portfolio)
• ING International Portfolio
• ING Janus Contrarian Portfolio
• ING JPMorgan Emerging Markets Equity Portfolio
• ING JPMorgan Small Cap Core Equity Portfolio
(formerly, ING JPMorgan SmallCap Equity Portfolio)
• ING JPMorgan Value Opportunities Portfolio
• ING Julius Baer Foreign Portfolio
• ING Legg Mason Partners All Cap Portfolio
(formerly, ING Salomon Brothers All Cap Portfolio)
• ING Legg Mason Value Portfolio	• ING Limited Maturity Bond Portfolio
• ING Liquid Assets Portfolio
• ING Marsico Growth Portfolio
• ING Marsico International Opportunities Portfolio
• ING MFS Total Return Portfolio
• ING MFS Utilities Portfolio
• ING Oppenheimer Main Street Portfolio®
• ING PIMCO Core Bond Portfolio
• ING PIMCO High Yield Portfolio
• ING Pioneer Fund Portfolio
• ING Pioneer Mid Cap Value Portfolio
• ING Stock Index Portfolio
• ING VP Index Plus International Equity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the “Fed”) ceased what was a two-year trend. That old trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)(1) rose significantly during plateau periods.

Of course, the Fed’s actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 31, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)    The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

PORTFOLIO MANAGERS’ REPORT
ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

The ING Disciplined Small Cap Value Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio is managed by Omar Aquilar, Ph.D., Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: Since the Portfolio’s inception on April 28, 2006 through December 31, 2006, the Portfolio’s Class I shares provided a total return of 9.70% compared to the Russell 2000® Value Index(1), which returned 8.50% for the period from May 1, 2006 through December 31, 2006.

Portfolio Specifics: Generally, small cap stocks performed well in 2006, particularly in the second half of the year. With the U.S. Federal Reserve Board on hold, investors were willing to buy into more risky assets which helped the small cap rally.

An overweight in consumer staples, combined with security selection, benefited the Portfolio. Security selection was particularly favorable in food beverage and tobacco companies including Hain Celestial Group, Inc., which ranked highly in terms of valuation and market recognition. Universal Corp., which did

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

well in terms of valuation, quality and market recognition also helped. Both stocks appreciated markedly. Hain Celestial Group, Inc. gained on earnings news and key acquisitions, while Universal Corp. surged when it announced the sale of its non-tobacco businesses. An underweight position in the financials sector combined with superior security selection also contributed to results. Piper Jaffray Cos. was a notable contributor as a result of our overweight position. The company ranked highly in terms of market recognition and fairly well on valuation and business momentum. Piper Jaffray Cos. gained with the sale of its private client business to UBS AG.

In contrast, an underweight in the materials sectors, combined with security selection, acted as a drag on performance. An overweight in Brigham Exploration Co., which ranked fairly in terms of market recognition, hurt the Portfolio as the stock slipped. An underweight in Chaparral Steel Co. in the materials sector acted as a drag on performance. The stock appreciated significantly as its profits nearly doubled, leading to record earnings.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis seeks to position the Portfolio in a manner to capitalize on high-quality companies with superior business momentum, growing earnings and attractive valuations.

As of December 31, 2006, the Portfolio was overweight the energy and financials sectors and underweight the industrials and information technology sectors. However, our sector exposures are a function of individual stock selection and, by design, quite close to the Russell 2000® Value Index.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

iShares Russell 2000 Value Index Fund	2.0%

Scholastic Corp.	1.0%

Group 1 Automotive, Inc.	1.0%

Brooks Automation, Inc.	1.0%

USEC, Inc.	0.9%

Entercom Communications Corp.	0.9%

Insight Enterprises, Inc.	0.9%

American Home Mortgage Investment Corp.	0.9%

Pennsylvania Real Estate Investment Trust	0.8%

Genesis HealthCare Corp.	0.8%

*	Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2006

	Since Inception
	of Class I
	April 28, 2006

Class I	9.70%
Russell 2000® Value Index(1)	8.50	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined Small Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)Since inception performance of the index is shown from May 1, 2006.

ING EQUITIESPLUS PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING EquitiesPlus Portfolio (the “Portfolio”) seeks long-term total return that (before fees and expenses) exceeds the total return of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”). The Portfolio is managed James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: Since the Portfolio’s inception on April 28, 2006 through December 31, 2006, the Portfolio’s Class S shares returned 8.60% compared to the S&P 500® Index(1), which returned 9.65% for the period from May 1, 2006 through December 31, 2006.

Portfolio Specifics: 2006 was supposed to be the year that synchronized global growth led to capacity constraints in labor and manufacturing and rising commodity prices. This combination was expected to produce inflation rates that would have been unacceptable to the Federal Reserve and global investors in general. A repudiation of U.S. dollar-based assets and a Federal Reserve bent on draining liquidity from the market was expected to lead to rising interest rates and a decline in prices of high risk assets relative to their low risk counterparts. As the carry trade was unwound, volatility was expected to re-emerge. Investors were also expected to come to the realization that the Federal Reserve was behind this steepening of the yield curve and that it could not control inflation.

However, capital markets rarely serve up what is expected. Although we did in fact experience the greatest surge in global growth since the 1970s, and the longest string of 6% plus gross domestic product (“GDP”) growth since the 1980s, the economy could not deal with a simultaneous slowdown in housing and manufacturing. Even though there was a brief inflation scare as the core consumer price index reached a peak of 2.9%, a level not seen since 1996, unit labor cost increases were offset by falling goods prices. The market correctly predicted that growth and inflation would moderate and these robust economic statistics would be fleeting.

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)

Collateralized Mortgage Obligations	41.7%

Corporate Bonds/Notes	27.1%

U.S. Government Agency Obligations	11.1%

Asset-Backed Securities	10.0%

Common Stock	5.5%

Repurchase Agreement	4.3%

Municipal Bonds	2.1%

Preferred Stock	0.6%

U.S. Treasury Obligations	5.2%

Other Assets and Liabilities, Net	(7.6)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

Overall, last year’s bond market can best be described as a battle of two halves. In the first half of 2006 the market battled inflation and oil fears, and in the second half the market dealt with a housing- and automotive-induced slowdown as well as a benign Fed. Throughout the year leveraged buyouts vexed the investment corporate bond market as the re-levering of corporate balance sheets reached new highs. The Fed continued its tightening regime until late into the summer when the Federal Open Market Committee (“FOMC”) paused and held the key overnight rate steady at 5.25% for the remainder of the year. The yield curve inverted for the first time in many years, and it stayed in this inherently unstable shape for the rest of the period. All sectors of the Lehman Aggregate bond index outperformed Treasuries, although the sub-prime mortgage market languished in the second half as the domestic residential real estate market slumped. The index itself produced a total return of 4.33%.

Impact of Key Portfolio Holdings and Sector Concentration — The Portfolio replicates the S&P 500® Index through the use of derivatives while investing the remaining assets in shorter duration fixed income assets. Therefore, the extra positive return, if any, of these shorter duration bonds influences the Portfolio’s total return. The shape of the yield curve, in particular, also further influences returns. Given that the yield curve was inverted for a significant part of 2006, generating “plus” returns in this strategy has been challenging. Furthermore, our forecast of higher interest rates in the later half of 2006 and resultant Portfolio structuring worked against us, resulting in additional underperformance.

Mortgage spreads tightened during the latter part of the year, which benefited the whole loan collateralized mortgage obligations and CMO floaters in the Portfolio. Indeed, our floating rate instruments witnessed increased demand and shrinking supply in the second half of 2006. Throughout the year the yield on the ten-year Treasury was very volatile, moving from a high of 5.25% to a low of 4.40%, which introduced some prepayment risk and made mortgage duration hedging difficult. While our hedging strategy related to mortgage-backed securities had the advantage of generating incremental yield, it ultimately led to underperformance following an unexpectedly rapid decline in interest rates following the Federal Reserve’s decision to pause raising short term rates.

Current Strategy and Outlook: We expect slow growth to persist early in 2007. Housing and auto-related manufacturing is expected to continue to be weak during the first part of the year, but predicted to recover as the year progresses. The economy may experience sub-trend growth for a couple of quarters until consumers adjust their spending patterns in the new environment. Long-term, we view the economy as resilient despite market signals (such as an inverted yield curve) that predict a hard landing. Our view is that this pessimistic outlook is not warranted given the strength in the service sector, export growth and the labor market. Housing is already showing signs of stabilization. We see limited risk based on the variables that would further negatively affect this sector, such as higher mortgage rates and lower personal income.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

SPDR Trust Series 1	5.5%

Residential Funding Mortgage Security I, 6.000%, due 06/25/36	4.4%

Bear Stearns Asset-Backed Securities, Inc., 5.700%, due 06/25/36	4.4%

Prime Mortgage Trust, 5.820%, due 02/25/35	4.4%

Bank of America Alternative Loan Trust, 5.820%, due 05/25/35	4.4%

Credit Suisse Mortgage Capital Certificates, 6.000%, due 08/25/36	4.0%

Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.920%, due 07/25/36	4.0%

Federal National Mortgage Association, 6.500%, due 01/15/35	3.9%

GSAA Trust, 6.040%, due 07/25/36	3.9%

Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.081%, (step rate 6.581%), due 09/25/36	3.9%

*	Excludes short-term investments related to repurchase agreement and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

The effects of a global capital market with easy money have had an impact beyond the artificially low long-term rates in U.S. Investors flush with cash and seeking high-paying investment opportunities continue to demand stockholder-friendly transactions. Leveraged buyout targets are rumored to include Alltel, Western Union, Budweiser and JC Penney. We are cautiously bullish on credit in the very short term, and have reduced our exposure to sub-prime mortgages in the fourth quarter as residential real estate slumped. Strategically, we remain defensive on credit as we are concerned that idiosyncratic risk may not be appropriately compensated for. We maintain exposures to off-index mortgage-backed securities such as adjustable rate mortgages, CMOs, and other floating rate securities. Naturally, our exposure to the S&P 500® Index will continue to be expressed through the derivatives markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EQUITIESPLUS PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2006*

	Since Inception		Since Inception
	of Class S		of Class S2
	April 28, 2006		June 1, 2006

Class S	8.60%		—
Class S2	—		10.95%
S&P 500® Index(1)	9.65	%(2)	12.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING EquitiesPlus Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*Class ADV and I commenced operations on December 29, 2006, therefore, there is no performance for the period ended December 31, 2006.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance of the index is shown from May 1, 2006.

PORTFOLIO MANAGERS’ REPORT
ING EVERGREEN HEALTH SCIENCES PORTFOLIO

The ING Evergreen Health Sciences Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Walter T. McCormick*, CFA, Senior Vice President and Senior Portfolio Manager of Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 13.89% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index) and the S&P 1500 Supercomposite Healthcare Index(2), which returned 15.79% and 6.96%, respectively, for the same period.

Portfolio Specifics: 2006 proved to be a difficult and disappointing environment for many diversified healthcare investors on a relative basis, as health care indexes generally kept pace with the broad market in the first three quarters then lagged significantly in the fourth. This underperformance matched the Democrats’ majority win in Congress and the fact that ongoing pressure to reduce medical costs across the healthcare industry spectrum is more likely to increase in 2007 rather than abate.

The Portfolio benefited from its diversification across market capitalizations, geographies and industry groups within the healthcare sector. Small and mid-cap medical products were one of the best performing areas in 2006 due to strong company fundamentals including positive clinical trial outcomes, announced partnerships and ongoing strength in revenue and earnings growth. Two companies in particular stood out in this industry and added to the benefit derived from country diversification: Genmab A/S, a Danish developer of human antibodies, and Ipsen, a French pharmaceutical company. Wright Medical Group, Inc. and Smith & Nephew PLC, both small/mid cap orthopedics companies, saw stock price rebounds from the previous year when industry pricing proved detrimental to revenue and earnings growth.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Industry diversification and allocation decisions, specifically the relatively low exposure to the healthcare services area, were also strong contributors to performance versus the S&P 1500 Supercomposite Healthcare Index. Many HMO companies suffered in the first quarter of the year due to disappointing revenue and enrollment growth and few rallied over the remainder of the year. Our lack of exposure to industry giant UnitedHealth Group, Inc., which was also hit with allegations of options back dating proven later to be true, helped relative returns, as did our holding in attractively valued turnaround CIGNA Corp.

In addition, 2006 saw increased activity in the area of mergers and acquisitions and the Portfolio held several stocks in various industries which were acquired for premiums during the year. The more significant deals included Tanox, Inc. acquired by Genentech, Inc., KOS Pharmaceutical acquired by Abbott Laboratories, ICos Corp. acquired by Eli Lilly & Co., Andrx Corp. acquired by Watson Pharmaceuticals, Inc. and Myogen, Inc. acquired by Gilead Sciences, Inc.

On the negative side of the ledger, our small positions relative to the index in larger U.S. pharmaceutical companies detracted from relative performance as many of these companies saw strong price gains after under performance in the prior year. The largest shortfalls came from three companies: Merck & Co., Inc., Johnson & Johnson and Pfizer, Inc., all of which are held in the Portfolio but in much smaller positions than the index. Our overweighting in the Biotechnology industry was, for the twelve months, the largest detractor to performance. The major detractors were DOV Pharmaceuticals, Inc. and Adolor Corp. DOV Pharmaceuticals, Inc. had in the pipeline a new sleep disorder drug awaiting approval from the FDA, but in April of 2006 the FDA denied approval for the extended release version of the drug which was needed in-order for it to be effective. Adolor had developed a drug for bowel disorders, but again the FDA denied approval due to cardio vascular side effects. While Biotech was a large detractor for the year as a whole in the fourth quarter the sector picked up pace and ended as the largest contributor for the three month period.

Current Strategy and Outlook: While macro events such as the results of the U.S. election in the fourth quarter of 2006 can have incrementally positive or negative impacts on the fundamentals of various industries and particular stocks over time, our strategy is to take a long-term approach to investing in the healthcare area and to

Top Ten Holdings

as of December 31, 2006
(as a percent of net assets)

Abbott Laboratories	3.2%

WellPoint, Inc.	3.1%

Johnson & Johnson	3.0%

Schering-Plough Corp.	2.8%

Roche Holding AG	2.7%

Amgen, Inc.	2.7%

Pfizer, Inc.	2.6%

Genentech, Inc.	2.5%

Wyeth	2.5%

GlaxoSmithKline PLC ADR	2.4%

Portfolio holdings are subject to change daily.

prudently diversify across market caps, geographies and industry groups within the sector. Our investment process is research driven focusing on a bottom-up look at each company to determine its growth and valuation merits prior to its inclusion in the Portfolio.

In general, we have a positive view of the healthcare sector’s prospects due to the combination of the development of new products and of rising demand from developed markets’ aging populations and emerging markets’ growing populations. We believe merger and acquisition activity is likely to continue in 2007 and maintain our exposure to many smaller-cap companies. We believe the growth prospects in healthcare look excellent and investors widely expect growth in the overall economy is likely to decelerate in 2007, which could increase the appeal of health care as an investment area that is relatively defensive in nature, but which nevertheless offers significant growth opportunities.

* Effective September 8, 2006, Walter T. McCormick, CFA, replaced Liu-Er Chen, CFA, as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception
		of Class I		of Class S
	1 Year	April 28, 2006		May 3, 2004

Class I	—	8.59%		—
Class S	13.89%	—		8.99%
S&P 500® Index(1)	15.79%	9.65	%(3)	11.78	%(4)
S&P 1500 Supercomposite Healthcare Sector Index(2)	6.96%	8.53	%(3)	5.48	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Health Sciences Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*Class ADV and S2 commenced operations on December 29, 2006, therefore, there is no performance for the period ended December 31, 2006.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400® IndexTM and S&P SmallCap 600® Index (which includes large, medium and small companies).

(3)Since inception performance of the indices is shown from May 1, 2006.

(4)Since inception performance of the indices is shown from May 1, 2004.

PORTFOLIO MANAGERS’ REPORT
ING EVERGREEN OMEGA PORTFOLIO

The ING Evergreen Omega Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Aziz Hamzaogullari*, CFA, Managing Director and Portfolio Manager of Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares, provided a total return of 5.57% compared to the Russell 1000® Growth Index(1), which returned 9.07% for the same period.

Portfolio Specifics: The U.S. equity markets provided investors with solid returns for 2006. However, the returns for large cap growth investors generally trailed those of both smaller cap and value investors. The first half of the year saw investment themes from 2005 continue to do fairly well including energy, telecommunications, utilities, materials and industrials, all of which had close ties to economic growth both in the U.S. and abroad. Despite a third quarter pause in momentum, as it appeared economic growth had begun to wane, most of these same areas proved beneficial to investors again in the fourth quarter. Laggards for the year on a sector basis included health care and technology, large areas of growth representation in the index.

The biggest areas of positive contribution in the Portfolio came from a large sector allocation in energy in the first half and stock selection in energy, technology, industrials and materials. Several energy holdings in the services and equipment area, including Weatherford International and Diamond Offshore Drilling benefited from the major oil companies’ spending plans. As commodity prices declined into late Spring, we took advantage of a strong market to cut our allocation to the energy sector dramatically.

In materials and industrials, we took the same approach in a late-Spring review and after strong gains in Martin Marietta Materials, Cooper Industries and BHP Billiton Ltd, we sold these stocks.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Our technology holdings on the whole were solid contributors throughout the year. Strong performers included Cisco Systems, Inc., Lexmark International, Inc., MEMC Electronic Materials, Oracle Corp., Microsoft Corp. and Cognizant Technology Solutions. An underweight position in Intel throughout much of the year aided performance as well.

Despite good performances from Best Buy Co., Inc, Lamar Advertising and Zimmer Holdings, Inc., stock selection in the consumer discretionary and health care sectors proved to be the biggest detractors. In consumer discretionary, Apollo Group and Chico’s proved to be the two worst stocks. Chico’s, a long-term holding in the specialty retail segment, acquired smaller retailers and diversified out of its historical market causing disruptions in revenue growth, margins and earnings. We sold the shares. Apollo Group, Inc., a leader in post-secondary adult education, announced it, too, was under severe margin pressure due to slowing enrollment growth and increased competition and its shares declined dramatically in the fourth quarter. We added to our holdings as we believe the longer-term growth franchise is in tact and valuation is attractive.

Alcon, one of the world leaders in eye care products, saw its share price decline in 2006 as its earnings surpassed market expectations by lower amounts than in the recent past. In the middle of 2006 we eliminated our position in the holding. St. Jude Medical, Inc.’s stock price suffered a major decline in the first half as concerns regarding product pricing and several product recalls resulted in a major slowdown in its primary markets. We believe the slowdown is temporary and given the company’s attractive valuation and strong competitive advantages we have a positive view of the company.

Top Ten Holdings
as of December 31, 2006
(as a percent of net assets)

Amazon.com, Inc.	4.5%

Tyco International Ltd.	4.0%

Oracle Corp.	3.9%

Microsoft Corp.	3.9%

Altera Corp.	3.8%

Apollo Group, Inc.	3.7%

Amgen, Inc.	3.6%

eBay, Inc.	3.5%

Lexmark International, Inc.	3.5%

Biogen Idec, Inc.	3.4%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We continue to look for mostly mixed signals from the economy, but in our opinion the overall growth trend appears to be upward in 2007 as growth in business investment helps to partially offset slower growth trends in personal consumption. Similarly, we believe full employment is expected to help offset some of the weakness in housing and autos.

We believe capital investment continues to offer good potential for many companies in various industries within the technology area and we are significantly overweight versus our benchmark. We believe internet stocks such as Google, Inc. and Amazon.com, Inc. will continue to offer investors solid returns, as their growth outlooks appear sustainable and improving in Amazon.com, Inc.’s case. Software and telecommunications equipment companies should also do well in 2007 and our investments in Microsoft Corp., Oracle Corp. and Cisco Systems, Inc. reflect our confidence in new product cycles.

Another area we believe will prove beneficial to growth investors in 2007 is healthcare. We have exposure to biotechnology giants Amgen, Inc. and Biogen Idec, Inc., medical device manufacturers Medtronic, Inc. and Zimmer Holdings, Inc. and large cap pharmaceuticals Johnson & Johnson and Bristol Myers Squibb Co. While the political environment after the U.S. elections appears to have put a near-term damper on the industry, we believe valuation and product pipelines look attractive based on fundamentals.

*	Effective June 30, 2006, Aziz Hamzaogullari, CFA, replaced Maureen E. Cullinane, CFA, as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EVERGREEN OMEGA PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception		Since Inception
		of Class I		of Class S		of Class S2
	1 Year	May 2, 2005		May 3, 2004		May 13, 2004

Class I	5.91%	11.79%		—		—
Class S	5.57%	—		5.80%		—
Class S2	5.40%	—		—		5.69%
Russell 1000® Growth Index(1)	9.07%	12.69	%(2)	7.91	%(3)	7.91	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Omega Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*Class ADV commenced operations on December 29, 2006, therefore, there is no performance for the period ended December 31, 2006.

(1)The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000® index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)Since inception performance of the index is shown from May 1, 2005.

(3)Since inception performance of the index is shown from May 1, 2004.

PORTFOLIO MANAGERS’ REPORT
ING GLOBAL REAL ESTATE PORTFOLIO

The ING Global Real Estate Portfolio (the “Portfolio”) seeks to provide investors with high total return. The Portfolio is managed by T. Ritson Ferguson, Chief Investment Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph T. Smith*, Managing Director, Portfolio Managers of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: Since the Portfolio’s inception on January 3, 2006 through December 31, 2006, the Portfolio’s Class S shares provided a total return of 37.54% compared to the Standard & Poor’s/ Citigroup World Property Index (“S&P/ Citigroup World Property Index”), which returned 24.46% for the period beginning January 1, 2006 through December 31, 2006.

Portfolio Specifics: Global property stocks performed well in 2006 for several reasons, including: improving real estate fundamentals as vacancies have generally decreased and rents have moved higher; continued yield compression in most major markets; positive Portfolio’s flows as a global strategy is increasingly adopted by investors; M&A activity and macro-economic trends which remain conducive for demand of commercial real estate.

The increased adoption of REIT-like structures globally has also acted as a catalyst for new investment opportunities. REITs are expanding from the traditional markets of the U.S., Australia, the Netherlands, Belgium and Canada to Japan, Singapore, France, Hong Kong the United Kingdom and prospectively Germany.

In 2006, Europe was the top performing region, returning 48.7%. Strong performance was broad based with Spain, France and Finland all up in excess of 60%, the U.K. and Germany each up slightly more than 50%, and Italy and the Netherlands each up slightly more than 40%. Catalysts included M&A activity, especially in Spain, new company formation,strong Portfolio’s flows and, in the U.K., the finalization of the REIT structure which has enabled property companies to elect REIT status beginning January 1, 2007.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

North American returns were dominated by the U.S. REIT market which was up 35.2% for the year. For the year, Portfolio holdings in the office, mall, apartment, and health care sectors contributed to relative out-performance, particularly the office and mall property sectors. Mergers and acquisitions activity served as a significant catalyst among U.S. REITs during the year as 24 deals were announced, half of which were deals to take the company private. The largest proposed deal was the blockbuster Equity Office Properties (“EOP”) deal announced in November. The deal is huge by any standard representing total consideration of $36 billion. If it succeeds, the EOP privatization will be one of the largest in history. The strong continuing private market bid has been an important support for REIT prices that appear expensive by other measures.

The Asia-Pacific region was a relative laggard for the year but still up nicely at nearly 30%. Performance was mixed by country. Singapore commanded most of the attention with a 75% total return catalyzed by consistent surprises to the upside with respect to property fundamentals specifically in rapidly improving office and high-end residential rents, cap rate compression, new company formation and macro-economic news, real GDP was revised up multiple times during the year to ultimately 7.8% for 2006. The Australian LPT’s were up 33.1% for the year as company management teams have worked diligently to transform legacy business strategies to include the Portfolios management business as well as investing in property abroad. Japan disappointed on a relative basis with total return of 20%, despite improving fundamentals. In Hong Kong, property companies continued to increase investments in mainland China to achieve sustainable high levels of growth, as local residential markets remain soft and office market fundamentals decelerate.

Strategy Review: The Portfolio is one of few real estate portfolios offering a global strategy for real estate securities investors in the U.S. The Portfolio typically owns between 70-90 real estate stocks with the goal of outperforming the S&P/ Citigroup World Property Index. We seek to own attractively priced stocks that offer favorable underlying real estate fundamentals from both a property type and geographic perspective. We believe stock selection together with actively managed geographic and property sector allocations to be the driver

Top Ten Holdings

as of December 31, 2006
(as a percent of net assets)

Mitsui Fudosan Co., Ltd.	3.9%

Mitsubishi Estate Co., Ltd.	3.8%

Land Securities Group PLC	3.8%

Westfield Group	3.6%

Simon Property Group, Inc.	2.9%

British Land Co. PLC	2.7%

Sun Hung Kai Properties Ltd.	2.6%

Boston Properties, Inc.	2.2%

Archstone-Smith Trust	2.1%

Prologis	2.0%

Portfolio holdings are subject to change daily.

of potential relative out-performance for the Portfolio. The global universe of public real estate companies is more than twice the size of the U.S. public company universe which provides a wide selection of investment and diversification opportunities.

Current Strategy and Outlook: Global property companies should continue their positive performance into 2007 for the following reasons: continued reasonable valuations of the public companies versus private real estate, continued strong Portfolio flows, realized value via M&A activity and increased capital formation of new companies with a REIT structure. While valuations of global property companies are not as attractive as a year ago as the result of yield compression which arguably has largely run its course, we believe global property companies will conservatively deliver attractive total returns over the next several years based on average per annum earnings growth in the high single digits combined with dividend yields in the 3-4% range.

*	Effective February 28, 2007, Joseph P. Smith, CFA, is added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL REAL ESTATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2006

	Since Inception		Since Inception		Since Inception
	of Class ADV		of Classes I and S		of Class S2
	April 28, 2006		January 3, 2006		May 3, 2006

Class ADV	23.82%		—		—
Class I	—		37.77%		—
Class S	—		37.54%		—
Class S2	—		—		24.25%
S&P/ Citigroup World Property Index(1)	24.46	% (2)	40.33	%(3)	24.46	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(2)Since inception performance for the index is shown from May 1, 2006.

(3)Since inception performance for the index is shown from January 1, 2006.

PORTFOLIO MANAGERS’ REPORT
ING GLOBAL RESOURCES PORTFOLIO

The ING Global Resources Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Anthony Socci, Vice President and James A. Vail, Senior Vice President, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 21.41% compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1) and the Goldman Sachs Natural Resources Index(2), which returned 15.79% and 15.12%, respectively, for the same period.

Portfolio Specifics: 2006 brought new highs in most globally traded commodities, and a dramatic correction. In general however, natural resource prices ended the year higher than where they began. As we witnessed in recent years, commodity prices peaked in the second quarter, sold off later in the period and settled into a trading range for the remainder of the period. On balance, the year’s first half strength was spurred on by inflated world gross domestic product growth and expectations and heightened geo-political tensions in the Middle East. However, this was offset by slowing activity in the U.S. housing sector. As this occurred, inventories of many commodities increased on the London Metal Exchange pushing prices lower. Finally, a milder-than-expected winter forced crude oil and natural gas prices lower as demand failed to materialize.

Within energy, the Portfolio’s holdings in oil and gas exploration and production and sub-sectors oil and gas equipment and services were the primary drivers of performance. In materials, stock selection in gold and, to a lesser extent, steel and precious metals also helped.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

By comparison, in energy, stock selection in coal and the consumable fuels sub-sector acted as a drag. Coal stocks specifically were held back by weaker natural gas prices, often a substitute for coal. In materials, the Portfolio was hurt by weak stock selection in diversified metal and mining.

The strongest contributors within energy were Allis-Chalmers Energy and Superior Energy Services. Both companies benefited from high spending to bring on incremental energy supplies. PetrosBras also contributed meaningfully. Our decision to underweight BP and Halliburton also benefited the Portfolio. In materials, Agnico-Eagle, a polymetallic producer, was one of the stronger contributors. This company enjoyed across the board strength of several precious and base metals. The greatest individual contributor in materials was Aquarius Platinum, not in the Goldman Sachs Natural Resources index and thought to be a take-out candidate.

By comparison, Evergreen Energy, Inc. was the Portfolio’s worst performing holding. Doubts about the company’s new process to create a more economically friendly coal product dragged its shares dramatically lower. Our underweight position in integrated oil also hurt the Portfolio. Our underweight position in Chevron Corp. was a drag on performance as the company performed better than expected. Many of our energy holdings suffered from a sharp decline in oil prices in mid-July. Positions that were negatively affected include Grant Pridco, Dresser-Rand Group Southwestern Energy and Rowan companies. In materials, Shore Gold lagged as diamond exploration news flow slowed.

Current Strategy and Outlook: Over the intermediate term we are positioning the Portfolio to benefit from an extended commodity cycle. We recognize, however, that the longer-term positive trends may experience periods of short term over enthusiasm and subsequent rejection of the longer term fundamentals. Industrialization and urbanization in the emerging world economies are expected to keep demand and subsequently prices above longer-term norms for a broad array of natural resources, from aluminum to zinc. Even without higher commodity prices, company balance sheets contain net cash positions which we expect to increase. In our

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	9.1%

ConocoPhillips	6.3%

Chevron Corp.	4.0%

Schlumberger Ltd.	3.8%

Occidental Petroleum Corp.	3.4%

Newfield Exploration Co.	3.3%

Petroleo Brasileiro SA	2.6%

Royal Dutch Shell PLC ADR	2.5%

Plains Exploration & Production Co.	2.5%

Southwestern Energy Co.	2.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

opinion, this should support continued industry consolidations, special cash dividends and share repurchases. All these would be favorable events for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL RESOURCES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

				Since Inception	Since Inception		Since Inception
				of Class ADV	of Class I		of Class S2
	1 Year	5 Year	10 Year	December 18, 2006	July 2, 2003		September 9, 2002

Class ADV	—	—	—	(0.51)%	—		—
Class I	21.72%	—	—	—	29.31%		—
Class S	21.41%	22.24%	7.75%	—	—		—
Class S2	21.19%	—	—	—	—		25.57%
S&P 500® Index(1)	15.79%	6.19%	8.42%	N/A(3)	13.36	%(4)	12.66	%(5)
Goldman Sachs Natural Resources Index(2)	15.12%	16.42%	9.38%	N/A(3)	28.70	%(4)	24.63	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Resources Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Goldman Sachs Natural Resources Index is a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

(3)Since inception performance for the index is not shown.

(4)Since inception performance of the indices is shown from July 1, 2003.

(5)Since inception performance of the indices is shown from September 1, 2002.

ING GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Global Technology Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Michael Pytosh, Portfolio Manager, of ING Investment Management Co.* (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 9.26% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the NYSE Arca Tech 100 IndexSM(2) and the NASDAQ Composite Index(3), which returned 15.79%, 5.20% and 10.38%, respectively, for the same period.

Portfolio Specifics: During the period from January 1, 2006 through August 8, 2006, the Portfolio was sub-advised by continued to focus on “tollkeepers” of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantages. The Portfolio maintained high concentrations in these sectors of the market, with over 80% of the Portfolio in these three sectors.

Within the technology sector, Tessera Technology, Inc. was a top contributor during the period as demand for its chip-scale packaging (CSP) technology continued to increase and signs were emerging that DDR2 DRAM adoption was accelerating. Shares of Tessera were also boosted after the company ended a patent dispute with chipmaker Micron Technologies, ensuring that Micron will pay $30 million for access to Tessera’s intellectual property. In addition to clarity on this matter, Tessera boosted its full-year revenue guidance 16% during the period.

Also in the Technology sector, FormFactor, Inc., a wafer probe card manufacturer, contributed to performance during the period. The company announced an agreement with Korean-based Hynix Semiconductor, which is expected to contribute significantly to incremental sales. FormFactor also received a favorable ruling from a Korean Court that upheld the validity of the company’s technology patents. We believe that FormFactor is well-positioned to benefit as growth in third-generation phone usage continues and the transition to the company’s wafer-level chip testing products takes hold.

A key detractor to performance within the technology sector for the period was QUALCOMM, Inc. as several factors weighed on the company’s stock. The stock was primarily down due to stalled royalty contract negotiations with Nokia. Reporting company financials without revenue from Nokia would have a material impact on QUALCOMM’s earnings until the dispute

Industry Allocation
as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

is resolved. We believe a renewed contract is essential to both companies and do not anticipate long-term damage to shareholder value of either company.

Within wireless technology, wireless tower company American Tower Corp. aided portfolio returns during the period. The company continued to benefit from increased demand for wireless broadband and service coverage. We believe American Tower’s growth is sustainable as consumers continue to demand high-speed content delivery on handheld devices and better coverage from their wireless carriers.

Within the media sector, XM Satellite Radio Holdings, Inc. was down significantly, despite a revenue increase of over 100%, driven by strong subscriber growth during the first quarter. Shares fell after management made some missteps, causing them to lower their outlook for 2006. XM has also been the subject of an FCC and FTC investigation. We believe XM is still well positioned for strong growth, as the company expects cars pre-installed with its radios to increase from just under 2.5 million this year to over 5 million by 2008, as this could further drive subscriber growth.

On August 7, 2006, ING IM became the sub-adviser of the Portfolio. Technology stocks performed well over the period. This strength mainly came from a positive expectation for holiday sales of electronic equipment. As the U.S. housing market slowed in 2006, there was concern expressed by some that consumer spending might be disappointing. This concern was unfounded as the consumer market remained relatively solid.

A significant overweight position in information technology benefited the Portfolio; both on a sector allocation and stock selection basis. Stock selection acted as the biggest benefit to the Portfolio’s overall performance through the period. Sector allocation was also beneficial. An underweight in health care also helped the Portfolio. In contrast, stock selection in the sector acted as a drag, canceling out some of the Portfolio’s allocation returns. Selection in consumer discretionary also negatively impacted the strategy.

On an industry basis, selection in semiconductors and semiconductor equipment, internet software and services, and software was beneficial. In contrast, selection in media, and computers and peripherals hurt the Portfolio.

The Portfolio benefited from a sizable exposure to the video game segment as our research pointed to a very strong market over the holiday period. In addition, our overweight position in computer storage contributed to performance.

In contrast, the biggest disappointment over this period was a decline in the cellular phone market. At the beginning of the fourth quarter, we were expecting very strong unit sales

Top Ten Holdings
as of December 31, 2006
(as a percent of net assets)

Microsoft Corp.	3.5%

Hewlett-Packard Co.	3.5%

Isilon Systems, Inc.	3.3%

International Business Machines Corp.	3.1%

Activision, Inc.	3.0%

Intel Corp.	2.9%

Amphenol Corp.	2.8%

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.6%

Infosys Technologies Ltd. ADR	2.5%

SAP AG ADR	2.5%
Portfolio holdings are subject to change daily.

numbers and solid selling prices from phone manufacturers. While unit sales were strong, average selling prices dropped precipitously, leading to poor performance by stocks in this area.

During the period, game software maker Activision performed well, as did Foxconn Technology, which is a Taiwanese company that manufactures the Nintendo Wii game console. Nvidia, Seagate Technology, Isilon Systems, and Hon Hai also did well on the back seasonal activity related to general computer spending.

By comparison, our weakest performance came from the mobile handset vendors, particularly Motorola. Flextronics, which manufactures phones for Sony/ Ericsson and Motorola, also performed poorly as a result. Sandisk did not perform well due to a more balanced supply and demand scenario in the flash memory market.

Current Strategy and Outlook: The Portfolio is positioned rather conservatively as we do not expect the overall information technology market to be very strong in early 2007. Therefore, we have concentrated the Portfolio in areas where we believe organic growth will continue. In particular, we have increased our weighting in IT outsourcing, mainly in Indian companies such as Infosys and Satyam. Other top holdings in the Portfolio include Activision, Google, Intel and Microsoft.

* ING IM has managed the Portfolio since August 8, 2006. Prior to August 8, 2006, the Portfolio was managed by Goldman Sachs Asset Management, L.P. and had different principal investment strategies. Performance prior to August 8, 2006 is attributable to Goldman Sachs Asset Management, L.P.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

			Since Inception		Since Inception	Since Inception
			of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		May 1, 2001	September 9, 2002

Class I	—	—	0.49%		—	—
Class S	9.26%	1.61%	—		(3.17)%	—
Class S2	9.15%	—	—		—	15.09%
S&P 500® Index(1)	15.79%	6.19%	9.65	%(4)	4.05%	12.65	%(5)
NYSE Arca Tech 100 IndexSM (2)	5.20%	5.34%	0.61	%(4)	2.64%	17.18	%(5)
NASDAQ Composite IndexSM(3)	10.38%	4.99%	4.51	%(4)	2.93%	15.78	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Technology Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)The NYSE Arca Tech 100 IndexSM, is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(3)The NASDAQ Composite IndexSM is a broad-based capitalization-weighted index that measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market®.

(4)Since inception performance of the indices is shown from May 1, 2006.

(5)Since inception performance of the indices is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING INTERNATIONAL PORTFOLIO

The ING International Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Uri Landesman*, Senior Vice President and Head of International Equities of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 21.56% compared to the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index(1) (“MSCI EAFE Growth IndexSM”) and the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index(2), which returned 22.33% and 26.34%, respectively, for the same period.

Portfolio Specifics: As of May 1, 2006, Uri Landesman took over management of the Portfolio. At that time, he restructured the Portfolio toward a large cap growth peer group and MSCI EAFE Growth IndexSM. Prior to that, the Portfolio was managed in a core style, utilizing MSCI EAFE® as the benchmark.

International markets got off to a great start during the first five months of the year, but certain markets corrected in May and June. In particular, emerging markets suffered as riskier assets sold off. Most of the losses were recovered during the third quarter amid an increase in merger and acquisition activity, a decline in oil prices and improved consumer sentiment across Europe. The resurgence of the markets continued through the end of the year and was driven by improved consumer spending and industrial production figures.

For the four-month period ending April 30, 2006, the Portfolio benefited from security selection and an underweight position in Japan. An overweight in developed Asia ex-Japan also added value. In contrast, an underweight coupled with unfavorable security selection in Europe acted as a drag. Overall, security selection for this period helped returns, while sector allocation was slightly negative. Selection in materials, health care, telecommunication services and consumer discretionary were noteworthy positives. In contrast, selection in energy and utilities negatively impacted returns. A position in cash also acted as a drag.

Country Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

For the eight-month period ending December 31, 2006 (the period concurrent with Mr. Landesmans management of the portfolio and its restructuring towards a large cap growth style), the Portfolio was helped by an underweight position in Japan, while an underweight in developed Asia ex-Japan and an overweight in non-benchmark emerging markets negatively impacted returns.

Overall, during this period, the Portfolio benefited from positive stock selection. In contrast, sector allocation acted as a drag. While underweight positions in energy, materials, and an overweight in industrials helped results, a lack of exposure to telecommunications services hurt. The Portfolio suffered from overweights in the relatively weak information technology and financials sectors, and an underweight in utilities, the best-performing sector during the period.

Stock selection in industrials was by far the biggest contributor to performance during the eight-month period. Selection in materials and consumer staples also helped. By comparison, security selection in consumer discretionary acted as the biggest drag. Selection in information technology also negatively impacted results.

Global mining and resource firm, Anglo American PLC, benefited after it announced that its profits tripled. Substantially higher platinum prices helped the company. Deutsche Lufthansa AG, a German airline, performed well due to increased passenger traffic and lower fourth-quarter fuel costs. UK-based integrated services provider Capita Group PLC benefited from strong 2006 sales, in which several new contracts were signed.

In contrast, performance was negatively impacted by Mitsubishi UFJ Financial Group, Inc., a Japanese financial services company, whose shares declined due to regulatory issues which could potentially hinder its expansion overseas. Shares of CSR PLC, a UK-based manufacturer of micro chips, fell after the company announced that it would not meet its second half of the year sales forecast. Lastly, Solomon Systech International Ltd., a Hong Kong-based integrated circuit solutions provider saw its

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Roche Holding AG	3.5%

Novartis AG	3.0%

Mitsubishi UFJ Financial Group, Inc.	2.9%

Anglo American PLC	2.8%

Rio Tinto PLC	2.6%

ABB Ltd.	2.5%

Monsanto Co.	2.3%

Telefonaktiebolaget LM Ericsson	2.2%

Diageo PLC	2.2%

UniCredito Italiano S.p.A.	2.1%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

share price slide due to declining sales and lower profits. Increased Taiwanese competition has directly affected Solomon Systech International Ltd’s bottom line.

Current Strategy and Outlook: We remain positive about 2007. With growth well underpinned in foreign economies and retreating oil prices, we believe the outlook for international markets has improved in recent months. Consequently we remain overweight in emerging markets. We also increased our position in Japan, as positive economic growth and attractive values provide opportunities. We continue to maintain an underweight to consumer discretionary and energy. Major risk factors include a potential slowdown in global growth, stemming from central banks further tightening, and a potential for investors to become more risk averse.

*	Effective May 1, 2006, Uri Landesman replaced Richard T. Saler and Phillip A. Schwartz as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

			Since Inception		Since Inception		Since Inception
			of Class I		of Class S		of Class S2
	1 Year	5 Year	April 28, 2006		December 17, 2001		September 9, 2002

Class I	—	—	5.92%		—		—
Class S	21.56%	11.16%	—		11.15%		—
Class S2	21.44%	—	—		—		17.04%
MSCI EAFE GrowthSM Index(1)	22.33%	12.27%	7.53	%(3)	12.64	%(4)	18.51	%(5)
MSCI EAFE® Index(2)	26.34%	14.98%	10.23	%(3)	14.98	%(4)	20.84	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

* Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The MSCI EAFE® Growth Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. The MSCI EAFE® Growth Index more closely tracks the types of securities in which the Portfolio invests than the MSCI EAFE® Index.

(2)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(3)Since inception performance of the indices is shown from May 1, 2006.

(4)Since inception performance of the indices is shown from January 1, 2002.

(5)Since inception performance of the indices is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING JANUS CONTRARIAN PORTFOLIO

The ING Janus Contrarian Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by David C. Decker, Vice President of Janus Capital Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 23.04% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned 15.79% for the same period.

Portfolio Specifics: The Portfolio’s outperformance in the period can be largely attributed to strong stock selection within the consumer discretionary, financials and industrials sectors. From a sector perspective, the only material detractor was telecommunications services, which performed strongly and in which we were unrepresented. About one third of the Portfolio was invested in companies based outside of the U.S. Performance benefited as a result.

We continued to find high-quality investment opportunities which we believe offer an asymmetrically positive risk/reward in 2006. One such example is Capitaland Ltd., a Singapore-based property developer that is recycling its cash from property sales in Singapore into faster-growing investments in China and other Asian economies through a series of real estate investment trusts. Our fundamental analysis suggests that this ongoing transition in the company’s business model will drive higher returns on invested capital over time. We added to our position in the company during the year and continue to believe that Asian property represents a good long-term investment.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ICICI Bank Ltd. was another winning position for us in 2006. India’s second-largest bank benefited from strong domestic loan growth as the Indian economy continued to expand, as well as increased investor appreciation for the strong growth prospects of the bank’s insurance subsidiary. The shares received an additional boost following the U.S. Federal Reserve Board’s decision to pause its tightening campaign in August, which alleviated growing fears of tighter monetary policy worldwide. In our view, ICICI Bank Ltd. remains an undervalued growth opportunity that is well positioned to create value by capitalizing on the growing demand for credit in India.

Another top contributor to performance was Liberty Global, Inc.. Early in the year, we took advantage of weakness in the media holding company to increase the size of our position at an attractive price. However, we subsequently trimmed the position later in the period. Our fundamental analysis suggested that the intrinsic value of the company’s cable assets in Europe, Asia and Latin America was significantly greater than that which was reflected in the share price. This strategy served us well as the stock was the top contributor to the Portfolio’s outperformance during 2006.

With respect to this past year, while the Portfolio’s overall performance relative to the S&P 500® Index was quite solid, several holdings detracted from the absolute performance of the Portfolio.

Healthcare insurer Coventry Health Care, Inc. was one of the largest detractors from performance in 2006 along with the rest of the HMO sector following several years of strong performance. Growing industry-wide concerns over rising medical costs, membership growth and pricing, along with negative surprises from larger competitors Aetna, Inc. and UnitedHealthcare Group, Inc. weighed on sentiment toward the group. We continued to add to our position in this unrecognized value opportunity on weakness throughout the year. Coventry’s double-digit free cash flow yield, competitive pricing structure, and high-quality management that has a track record of creating value, together continue to support our investment in this stock.

Another drag on performance during the year was St. Joe Co. (“St. Joe.”). The largest private landowner in Florida, St. Joe exemplifies the type of investment opportunity that best suits our contrarian style. St. Joe owns an

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Liberty Global, Inc.	5.8%

Owens-Illinois, Inc.	5.7%

Ceridian Corp.	4.8%

St. Joe Co.	4.7%

Coventry Health Care, Inc.	4.7%

Station Casinos, Inc.	4.0%

ICICI Bank Ltd. ADR	3.3%

NRG Energy, Inc.	2.7%

Vornado Realty Trust	2.7%

Cemex SA de CV ADR	2.5%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

impressive portfolio of saleable real estate across Florida whose intrinsic value, in our opinion, far exceeds the current share price, and has an outstanding CEO in Peter Rummell, who places the greatest priority on protecting the company’s assets over the longer term and ensuring properties are sold at appropriate prices. St. Joe suffered earlier in the year from negative investor sentiment amidst a slowing housing market, as well as disappointing first-half earnings results as management chose to refrain from selling land in a softening real estate market in Florida. We utilized weakness in the company’s stock price to add to our position.

Current Strategy and Outlook: We continue to utilize our strengths and seek to find value opportunities across the globe. Our team of analysts and I always search for names globally that we believe offer a compelling risk/reward, irrespective of the condition of the markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING JANUS CONTRARIAN PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

			Since Inception		Since Inception		Since Inception
			of Class I		of Class S		of Class S2
	1 Year	5 Year	April 28, 2006		October 2, 2000		September 9, 2002

Class I	—	—	12.85%		—		—
Class S	23.04%	13.15%	—		7.51%		—
Class S2	22.81%	—	—		—		22.79%
S&P 500® Index(1)	15.79%	6.19%	9.65	%(2)	1.49	%(3)	12.65	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Janus Contrarian Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

* Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance of the index is shown from May 1, 2006.

(3)Since inception performance of the index is shown from October 1, 2000.

(4)Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

The ING JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Ashraf el Ansary and Greg Mattiko, CFA, Portfolio Managers, of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 35.79% compared to the Morgan Stanley Capital International Emerging Markets IndexSM(1) (“MSCI EM IndexSM”), which returned 32.17% for the same period.

Portfolio Specifics: On the country level, our overweight positions in Brazil and Argentina contributed to returns for 2006. This was partially offset by our underweight in China and overweight in Korea, which detracted from returns. Stock selection was strong in the vast majority (by weight) of the countries in which the Portfolio invested, especially the major emerging markets of China, Taiwan, Mexico and Russia.

At the stock level, our position in Russian financial services company Sberbank RF and our overweight in HDFC Bank, Ltd. ADR, an Indian financial services company, contributed to returns for the year. Also positively affecting returns were our overweight positions in Latin American companies Tenaris SA ADR, a global manufacturer of tubular products, and America Movil SA de CV, a wireless communications provider.

Our overweight positions in Hyundai Motor, Co., a Korean automotive

Country Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

manufacturer, and Synnex Technology, a Taiwanese information technology company, detracted from returns. We were also overweight in the Korean-based Samsung Electronics, and underweight in Fomento Economico Mexicano SA de CV ADR, a Mexican retailer, which negatively affected returns for the period.

In Europe, the Middle East and Africa (EMEA), we purchased Network Healthcare Holdings Ltd., a South African company, and Migros Turk TAS, a Turkish retailer, and sold our position in Morocco-based Maroc Telecommunications during the period. In Asia, we sold our position in Synnex Technology. In Latin America, we initiated a holding in Fomento Economico Mexicano SA de CV ADR.

At the end of the period our largest sector overweights were in telecommunications services and consumer staples, offsetting our largest underweights in energy and industrials. At year-end, we were underweight in Asia, neutral in EMEA and overweight in Latin America. Sector, country and regional weightings are the result of stock-level decisions.

Current Strategy and Outlook: Emerging markets posted another strong year, registering a fourth consecutive year of double-digit gains. In the fourth quarter of 2006, emerging markets rallied sharply due to lower oil prices, benign inflation and typical seasonality effects in December. A key factor in expectations for emerging markets is determining whether there will be a hard or soft landing in the U.S., though the consensus points to a soft-landing. We also believe that there also is potential for growth and inflation “scares” in 2007 that may increase volatility, negatively affecting emerging markets in the short term. Though the environment for the asset class looks more challenging in 2007, it is our opinion that the secular case for emerging markets equity remains intact. Generally, return on equity in

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Petroleo Brasileiro SA	5.6%

Samsung Electronics Co., Ltd.	5.4%

America Movil SA de CV	4.3%

Cia Vale do Rio Doce ADR	3.3%

Shinsegae Co., Ltd.	3.1%

HDFC Bank Ltd. ADR	3.0%

HON HAI Precision Industry Co., Ltd.	2.8%

Wal-Mart de Mexico SA de CV	2.8%

Sberbank RF	2.8%

Banco Itau Holding Financeira SA	2.6%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

emerging market companies continues to exceed that of developed markets, and comes at an earnings discount relative to developed markets. Additionally, emerging Asia growth (broadly India and China) is expected to slow by at least 1% in 2007, although from elevated levels, which we believe should counterbalance a potential weakening in U.S. growth prospects. As the cyclical commodity story in emerging markets unwinds, domestic demand continues to be supportive and could bolster global economic activity. We remain watchful of any material revisions to the global growth or inflation story, which should impact corporate earnings in emerging markets equity.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	March 23, 2006		December 2, 2005		February 18, 1998		September 9, 2002

Class ADV	—	—	23.74%		—		—		—
Class I	36.18%	—	—		36.48%		—		—
Class S	35.79%	23.05%	—		—		8.78%		—
Class S2	35.68%	—	—				—		29.74%
MSCI EM Index SM(1)	32.17%	26.59%	17.99	%(2)	36.41	%(3)	12.04	%(4)	32.64	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

* Prior to December 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.

(1)The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)Since inception performance for the index is shown from April 1, 2006.

(3)Since inception performance for the index is shown from December 1, 2005.

(4)Since inception performance for the index is shown from March 1, 1998.

(5)Since inception performance for the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

The ING JPMorgan Small Cap Core Equity Portfolio* (the “Portfolio”) seeks capital growth over the long term. The Portfolio is managed within two investment sleeves. The first investment sleeve, quantitative analysis, of the Portfolio is managed by Christopher T. Blum, CFA, Managing Director, Portfolio Manager and Dennis S. Ruhl, CFA, Vice President, Portfolio Manager of J.P. Morgan Investment Management Inc. (“JPMorgan”) — the Sub-Adviser. The second investment sleeve, fundamental analysis, of the Portfolio is managed by Glenn Gawronski, CFA, Vice President and Portfolio Manager of JPMorgan — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 16.63% compared to the Russell 2000® Index(1), which returned 18.37% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark for 2006 as the financial services and technology sectors detracted from performance. At the stock level, Watsco, Inc., a distributor of air conditioning and heating products, was among the detractors. Despite reporting increases in revenue and profit, the company was negatively affected by the slowing in U.S. housing. Another major detractor was AVANIR Pharmaceuticals, which develops drugs to treat central nervous system diseases. Fearing impending liquidity constraints, the company was forced to make

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

a secondary offering of common stock and reduce its workforce. Shares decreased further in October as the U.S. Food and Drug Administration indicated that further proof of effectiveness was required for Zenvia, a drug under development to treat painful diabetic neuropathy, a nerve disease caused by diabetes.

Despite the Portfolio’s relative underperformance, producer durables and consumer discretionary sectors positively affected results. Contributors included Manitowoc Co., Inc., a manufacturer of heavy equipment, and General Cable Corp., a manufacturer of wire and cable products. Manitowoc Co., Inc. benefited from higher earnings guidance as a result of the company’s global reach and the tight supply-and-demand dynamics in the industry. Shares of General Cable Corp. advanced as the company experienced strong markets for its products, improved pricing and better factory utilization.

Current Strategy and Outlook: We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We seek to identify undervalued small-cap companies with leading competitive positions and strong managements. The research process is designed to identify companies that exhibit sustainable free cash flow, high barriers to entry and proven management teams. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

We believe the U.S. economy looks to be transitioning to a period of sub-trend growth. While some economic indicators, particularly in the goods-producing sectors, point to signs of weakness, the broader economy and, crucially, the job market have held up rather

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Anixter International, Inc.	1.2%

ProAssurance Corp.	1.0%

Silgan Holdings, Inc.	1.0%

Jarden Corp.	0.9%

Men’s Wearhouse, Inc.	0.9%

Williams Scotsman International, Inc.	0.9%

Lexington Corporate Properties Trust	0.8%

Waste Connections, Inc.	0.8%

NCI Building Systems, Inc.	0.8%

Applebees International, Inc.	0.8%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

well. The employment picture would need to weaken if a move toward monetary stimulus is to be forthcoming. In the meantime, it is our opinion that interest rates will most likely stay on hold with an outside risk of further tightening. A moderate U.S. slowdown should ultimately be bullish for risk assets in 2007, but we are nonetheless prepared for some fits of economic uncertainty and corresponding bouts of market weakness.

* Effective on or about November 6, 2006, the Portfolio changed its name to ING JPMorgan Small Cap Core Equity Portfolio from ING JPMorgan Small Cap Equity Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception	Since Inception
		of Class ADV		of Class I		of Class S	of Class S2
	1 Year	August 12, 2004		May 6, 2004		May 1, 2002	September 9, 2002

Class ADV	16.24%	18.23%		—		—	—
Class I	16.95%	—		15.38%		—	—
Class S	16.63%	—		—		10.86%	—
Class S2	16.48%	—		—		—	16.81%
Russell 2000® Index(1)	18.37%	17.31	%(2)	15.02	%(3)	11.10%	19.00	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Core Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)Since inception performance of the index is shown from August 1, 2004.

(3)Since inception performance of the index is shown from May 1, 2004.

(4)Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

The ING JPMorgan Value Opportunities Portfolio (the “Portfolio”) seeks to provide long-term capital appreciation. The Portfolio is managed by Bradford L. Frishberg, CFA, Managing Director and Alan Gutmann, Vice President, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares, provided a total return of 20.04% compared to the Russell 1000® Value Index, which returned 22.25% for the same period.

Portfolio Specifics: For 2006, stock selection in the telecommunications and media sectors negatively affected performance. Difficulty in telecommunications was mainly attributable to an overweight position in Sprint Nextel Corp., which posted a decline in second-quarter profit and lowered its outlook. These negative developments were primarily based on a combination of a weaker-than-expected postpaid business and continued high level of wireless competition. Sprint Nextel Corp. also faced challenges in integrating the Nextel businesses. However, we believe the company’s longer-term story remains attractive because of the potential to reduce expenses in the combined entity. Sprint Nextel Corp has a good set of assets that could lead to healthy cash flow with modest growth potential

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

over the coming years. Another major detractor was Tyco International Ltd., a diversified manufacturing service corporation, which suffered setbacks early in the year on announcing a split into three units (carving out electronics and fire and security, healthcare and engineering businesses as separate entities) and lowering 2006 earnings guidance. However, we believe the stock remains attractively valued on a sum-of-the-parts basis, which should benefit the company in the long term.

Despite the Portfolio’s overall relative underperformance, stock selection in the energy and healthcare sectors aided results. At the security level, RenaissanceRe Holdings Ltd., the reinsurer, was a top contributor. The company’s first quarter was one of the strongest quarters in its history, due to low catastrophe losses, positive reserve development (releases) and strong investment income growth. Prices were further buoyed by increased internal risk control in an effort to monitor the firm’s exposure to any one market segment. Another major contributor was railroad operator, CSX Corp., which, along with other railroads, continued to benefit from domestic and global expansion throughout the year. The company also advanced due to high demand for coal along with a strong pricing environment.

Current Strategy and Outlook: We believe the U.S. economy looks to be on a transition path to a period of sub-trend growth. Now, investors will be focused on the extent to which economic activity will cool. We also believe a moderate U.S. slowdown should ultimately be bullish for risk assets in 2007, but we are nonetheless prepared for some fits of economic uncertainty and corresponding bouts of market weakness.

As always, the Portfolio is structured to focus on stock selection

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Citigroup, Inc.	5.9%

ExxonMobil Corp.	5.6%

Bank of America Corp.	4.2%

Verizon Communications, Inc.	3.4%

General Electric Co.	3.4%

Procter & Gamble Co.	3.2%

Freddie Mac	2.3%

Altria Group, Inc.	2.3%

ConocoPhillips	2.0%

Norfolk Southern Corp.	1.9%

*	Excludes short-term investments related to U.S. government

        agency obligation.

Portfolio holdings are subject to change daily.

as the major source of added value. The Portfolio continues to have a slightly higher expected-growth rate than the benchmark, with a lower price-earnings ratio. The average market capitalization also continues to be slightly above the benchmark, reflecting what we believe to be attractive valuations in larger names after several years of underperforming smaller companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I and S2		of Class S
	1 Year	May 30, 2006		May 4, 2005		April 29, 2005

Class ADV	—	16.99%		—		—
Class I	20.47%	—		15.73%		—
Class S	20.04%	—		—		16.39%
Class S2	19.94%	—		15.23%		—
Russell 1000® Value Index(1)	22.25%	15.45	%(2)	18.74	%(3)	18.74	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Value Opportunities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

(2)Since inception performance of the index is shown from June 1, 2006.

(3)Since inception performance of the index is shown from May 1, 2005.

PORTFOLIO MANAGERS’ REPORT
ING JULIUS BAER FOREIGN PORTFOLIO

The ING Julius Baer Foreign Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard C. Pell, Senior Vice President and Chief Investment Officer, of Julius Baer Investment Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 29.19% compared to the Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”), which returned 26.34% for the same period.

Portfolio Specifics: The Portfolio’s ability to outperform the benchmark was the result of a number of factors, most notably our exposure to emerging markets. Positions in Russia, Poland and India positively impacted performance. Within Russia, our position in the nation’s largest bank, Sberbank RF was a top contributor to results as was the position held in Gazprom, the country’s largest producer of natural gas. Powszechna Kasa Oszczednosci Bank Polski SA and Bank Pekao SA, Poland’s largest lenders, exhibited strong results. However, in Turkey, positions held in Türkiye Is Bankasi and Türkiye Garanti Bankasi AS detracted from performance as did the position held in Samsung Electronics Co., Ltd. (Korea). In India, warrants held on Bharti Tele-Ventures and the State Bank of India Ltd. were positive contributors. We have been optimistic about the prospects for emerging markets, which have averaged approximately 15-20% of the strategy. In particular, we have focused on the emerging markets of Eastern and Central Europe amid the drive to reunite Europe.

Our underweight in Japan, the weakest of the major developed markets, was supportive to results, however some of this benefit was offset by our stock selection which underperformed. In particular, stock selection within the financial sector in Japan detracted from results. One notable example was

Country Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

the position held in Aiful Corp., Japan’s largest consumer lender. We were underweight in Asia overall and overweight in Continental Europe, which we believe offers more attractive valuations.

Within the United Kingdom, while our underweight to the market detracted from results, strong stock selection more than made up for this. The UK is traditionally a defensive market, and with the index skewed toward companies in the utility, pharmaceutical, energy and food and beverage industries, it has tended to outperform during more difficult economic conditions. We remain concerned about the UK’s growth prospects and the impact this may have on the corporate sector. Much like the United States, the UK has high consumer debt and a declining savings rate, which presents potential vulnerability for the UK consumer.

Within Continental Europe, holdings in cement were positive contributors, specifically LaFarge SA (France) and Holcim Ltd. (Switzerland), the world’s #1 and #2 cement makers respectively. Endesa, Spain’s largest power company enjoyed very strong performance over the period as a result of takeover bids for the company. Unfortunately, our underweight to the company negatively impacted relative results versus the benchmark. KKR Private Equity Investors LP is a publicly traded buyout fund that invests its assets primarily in private equity investments sponsored by Kohlberg Kravis Roberts & Co. The position, which trades on the Amsterdam exchange, was purchased within the Portfolio in May. These shares have declined since purchase, but given the long-term nature of this investment, we have maintained this position. Also detracting from results was the position held in cash equivalents amid a strong environment for equities.

Current Strategy and Outlook: Looking forward, we remain enthusiastic toward the long-term opportunities within the emerging markets of Eastern and Central Europe. We view the region as having made significant improvements on many fronts, encouraged by the prospect of European Union membership

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Powszechna Kasa Oszczednosci Bank Polski SA	1.6%

OTP Bank Nyrt	1.5%

Total SA	1.4%

iShares DJ Euro STOXX 50	1.2%

Vodafone Group PLC	1.2%

Komercni Banka AS	1.2%

Bank Pekao SA	1.2%

GlaxoSmithKline PLC	1.2%

Fraport AG Frankfurt Airport Services Worldwide	1.2%

Nestle SA	1.1%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

and possible inclusion into the Eurozone. India is another market where we see opportunity. We believe that the market offers long-term growth potential, particularly within the banking sector, which should benefit from an increase in loan volumes.

We believe Continental Europe remains relatively strong and our focus continues to be on those industries most prone to a wave of restructuring, mergers and acquisitions taking place. In Germany, we have been focused on companies that will likely benefit from what we expect to be a strengthening domestic economy. Finally, Japan still poses valuation concerns for us. While many companies have undergone structural changes, we also witness this trend in Europe, where individual situations offer more compelling opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING JULIUS BAER FOREIGN PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception	Since Inception
		of Class ADV		of Class I		of Class S	of Class S2
	1 Year	April 28, 2006		December 3, 2004		May 1, 2002	September 9, 2002

Class ADV	—	9.24%		—		—	—
Class I	29.63%	—		23.51%		—	—
Class S	29.19%	—		—		14.91%	—
Class S2	29.08%	—		—		—	20.36%
MSCI EAFE® Index(1)	26.34%	10.23	%(2)	21.38	%(3)	15.84%	20.84	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Julius Baer Foreign Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)Since inception performance of the index is shown from May 1, 2006.

(3)Since inception performance of the index is shown from December 1, 2004.

(4)Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING LEGG MASON PARTNERS ALL CAP PORTFOLIO

The ING Legg Mason Partners All Cap Portfolio (the “Portfolio”) seeks capital appreciation through investment in securities which the Sub-Adviser believes have above-average capital appreciation potential. The Portfolio is managed by John G. Goode Managing Director and Peter J. Hable Managing Director, of ClearBridge Advisors, LLC* — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 17.98% compared to the Russell 3000® Index(1), which returned 15.72% for the same period.

Portfolio Specifics: During the one-year reporting period, the Portfolio’s holdings in the financials, information technology, and consumer discretionary sectors were the largest contributors to absolute returns. In contrast, the Portfolio’s telecommunication services, materials and health care sector holdings were among the smallest contributors.

During the year, the five strongest performing stocks, in terms of total contribution to absolute returns, were Cisco Systems Inc., Merrill Lynch & Co., Inc., Walt Disney Co., Safeway, Inc., and RTI International Metals Inc. Over the same period, the five largest negative contributors to performance were Amgen Inc., Murphy Oil Corp., Dow Chemical Co., eBay, Inc., and Clear Channel Communications Inc.

The largest five sectors in the Portfolio as of December 31, 2006 were financials, information technology, consumer discretionary, health care, and energy.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The big question for 2007 is whether the U.S. will witness a fifth year for the current bull market. The market, as represented by the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), has tended to experience market bottoms approximately every four years but there have been exceptions such as 1957-1962 and 1982-1987. We believe the overall market is overbought and that we may see a correction early in 2007. However, with all the private equity money on the sidelines, the economy still operating at satisfactory levels, and inflation still under control, we believe that chances are good that the next significant market low may lie in the future.

We believe corporate profit growth may decelerate in 2007, but that declining oil prices may more than offset the deceleration. After three years in which price-to-earnings (“P/E”) ratios contracted, we suspect that 2007 could be a year in which there may be modest P/ E expansion. Two multiple points of expansion could generate double digit S&P 500® Index market gains, assuming all other things being equal.

In our opinion, the big story in the latter part of 2006 was the leadership change away from smaller companies to larger ones. This trend may be driven by a deceleration in earnings growth for smaller companies. With extended valuations and a decline in earnings growth rates, corrections in the overall market could be substantial in the smaller company segment in 2007. We have noticed that speculation in the smaller company segment in recent months has focused on those companies with little or no earnings and leveraged balance sheets. This might make sense at the beginning of an economic cycle, but not toward the end of one.

Our conclusion is that larger companies are growing their earnings at an increasingly attractive rate versus smaller companies. This may explain why we appear to be in the early stages of a leadership change favoring larger

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Cisco Systems, Inc.	3.1%

JPMorgan Chase & Co.	2.8%

Merrill Lynch & Co., Inc.	2.7%

Walt Disney Co.	2.4%

Raytheon Co.	2.4%

Bank of America Corp.	2.4%

Honeywell International, Inc.	2.3%

Abbott Laboratories	2.3%

Microsoft Corp.	2.3%

Wyeth	2.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

companies. In anticipation of this, the Portfolio holds over 80% in larger capitalization stocks.

* On November 9, 2006 the Board of Trustees of ING Investors Trust approved the transfer of sub-advisory responsibilities, effective December 1, 2006, from Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Legg Mason, Inc., to ClearBridge Advisors, LLC, also a wholly-owned subsidiary of Legg Mason, Inc.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LEGG MASON PARTNERS ALL CAP PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception
			of Classes ADV		Since Inception	Since Inception
			and I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		February 1, 2000	September 9, 2002

Class ADV	—	—	8.56%		—	—
Class I	—	—	9.15%		—	—
Class S	17.98%	6.56%	—		7.46%	—
Class S2	17.67%	—	—		—	14.23%
Russell 3000® Index(1)	15.72%	7.17%	8.70	%(2)	2.74%	13.66	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Partners All Cap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)Since inception performance of the index is shown from May 1, 2006.

(3)Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING LEGG MASON VALUE PORTFOLIO

The ING Legg Mason Value Portfolio (the ”Portfolio”) seeks to long-term growth of capital. The Portfolio is managed by Mary Chris Gay, Senior Vice President, Portfolio Manager of Legg Mason Capital Management, Inc. — The Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 6.49% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 15.79% for the same period.

Portfolio Specifics: The bulk of the Portfolio’s underperformance was due to overweight positions in the consumer discretionary, health care and information technology sectors, each of which saw our stock picks underperform. Specifically, four themes dictated the major negative contributors to performance: (1) quarterly earnings weakness in Internet-related and e-commerce holdings such as Yahoo!, Inc., Amazon.com, Inc, and eBay, Inc. due to temporarily inflated capital spending; (2) poor execution at Sprint Nextel Corp. resulting in negative developments in key subscriber metrics; (3) a managed care downturn and options backdating scandal at UnitedHealth Group, Inc. that ended up forcing out its Chief Executive Officer; and (4) protracted weakness in the housing market that pressured shares of our homebuilder investments. Each of these holdings has rebounded off its low for the year, although individual share prices still declined significantly during 2006. The continued outperformance

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Internet	19.7%

Diversified Financial Services	10.7%

Telecommunications	10.7%

Healthcare – Services	10.3%

Miscellaneous Manufacturing	9.3%

Computers	6.3%

Retail	6.3%

Media	5.7%

Electric	5.1%

Home Builders	4.4%

Software	2.7%

Insurance	2.3%

Industries less than 2.3%(1)	6.6%

Other Assets and Liabilities, Net	(0.1)%

100.0%

(1)	Includes seven industries, which each represents less than 2.3% of net assets.

Portfolio holdings are subject to change daily.

of the energy sector, an area that the Portfolio has long eschewed, was another detractor.

On the positive side, major contributors to performance included AES Corp., Qwest Communications International, Inc. and JPMorgan Chase & Co., as the market increasingly recognized well-advanced turnarounds occurring at each of these companies. AES Corp. regained investor confidence by delivering previously delayed financial filings and delivering strong free cash flows, while Qwest Communications International, Inc. continued to improve margins and reduce debt. JPMorgan Chase & Co., meanwhile, benefited from the leadership of Jamie Dimon, who has helped the bank rationalize costs and reap benefits from its merger with Bank One. Other top contributors included DirecTV Group, Inc. and Sears Holdings Corp., both of which returned billions of dollars to shareholders through large repurchase authorizations and underwent meaningful cost-cutting initiatives.

Current Strategy and Outlook: We believe that 2007 will be a good year for the U.S. equity market, and that it could be a great year. We believe market returns in 2007 will be driven by a combination of moderate earnings growth, dividend return and some degree of price-earnings (“P/ E”) multiple expansion. In our view, how good

Top Ten Holdings

as of December 31, 2006
(as a percent of net assets)

Tyco International Ltd.	5.2%

AES Corp.	5.1%

Sprint Nextel Corp.	5.0%

UnitedHealth Group, Inc.	4.7%

Amazon.com, Inc.	4.5%

Google, Inc.	4.4%

JPMorgan Chase & Co.	4.4%

Qwest Communications International, Inc.	4.1%

Sears Holding Corp.	4.0%

Countrywide Financial Corp.	3.5%

Portfolio holdings are subject to change daily.

2007 turns out to be will be largely determined by how much of a tailwind P/ E multiple expansion provides. Depending on that factor, we see total returns for the market between 14% and 21%. We have been encouraged by the Portfolio’s ability to rebound since August, and we view the attractive valuation profile of large and mega cap U.S. stocks, particularly those on the growth end of the scale, as reason for optimism for our investors going forward. We adjusted the Portfolio on the margin throughout 2006 for a rebound from large, growth-oriented equities, and we are optimistic that our portfolio will outperform the market in 2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LEGG MASON VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	April 11, 2005		May 6, 2004		October 2, 2000		September 9, 2002

Class ADV	6.12%	—	10.04%		—		—		—
Class I	6.76%	—	—		9.97%		—		—
Class S	6.49%	4.88%	—		—		2.21%		—
Class S2	6.32%	—	—		—		—		10.49%
S&P 500® Index (1)	15.79%	6.19%	13.16	%(2)	11.78	%(3)	1.49	%(4)	12.65	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance of the index is shown from April 1, 2005.

(3)Since inception performance of the index is shown from May 1, 2004.

(4)Since inception performance of the index is shown from October 1, 2000.

(5)Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING LIMITED MATURITY BOND PORTFOLIO

The ING Limited Maturity Bond Portfolio (the ”Portfolio”) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by a team of investment professionals led by James B. Kauffmann of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 3.83% compared to the Lehman Brothers® 1-3 Year Government/ Credit Bond Index(1), which returned 4.25% for the same period.

Portfolio Specifics: 2006 was supposed to be the year that synchronized global growth led to capacity constraints in labor and manufacturing and rising commodity prices. This combination was expected to produce inflation rates that would have been unacceptable to the Federal Reserve and global investors in general. A repudiation of U.S. dollar-based assets and a Federal Reserve bent on draining liquidity from the market was expected to lead to rising interest rates and a decline in prices of high risk assets relative to their low risk counterparts. As the carry trade was unwound, volatility was expected to re-emerge. Investors were also expected to come to the realization that the Federal Reserve was behind this steepening of the yield curve and that it could not control inflation.

However, capital markets rarely serve up what is expected. Although we did in fact experience the greatest surge in global growth since the 1970s, and the longest string of 6% plus gross domestic product (GDP) growth since the 1980s, the economy could not deal with a simultaneous slowdown in housing and manufacturing. Even though there was a brief inflation scare as the core consumer price index reached a peak of 2.9%, a level not seen since 1996, unit

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

labor cost increases were offset by falling goods prices. The market correctly predicted that growth and inflation would moderate and these robust economic statistics would be fleeting.

Overall, last year’s bond market can best be described as a battle of two halves. In the first half of 2006 the market battled inflation and oil fears, and in the second half the market dealt with a housing- and automotive-induced slowdown as well as a benign Fed. Throughout the year leveraged buyouts (LBOs) vexed the investment corporate bond market as the re-levering of corporate balance sheets reached new highs. The Fed continued its tightening regime until late into the summer when the Federal Open Market Committee (FOMC) paused and held the key overnight rate steady at 5.25% for the remainder of the year. The yield curve inverted for the first time in many years, and it stayed in this inherently unstable shape for the rest of the period. All sectors of the Lehman Aggregate bond index outperformed Treasuries, although the sub-prime mortgage market languished in the second half as the domestic residential real estate market slumped. The index itself produced a total return of 4.25%.

Impact of Key Portfolio Holdings and Sector Concentration: Investing in riskier assets was the theme of 2006 as investors searched for yield and higher returns. The Portfolio’s overweight in credit, commercial mortgages, mortgages, and asset backed securities at the front end of the yield curve benefited as all sectors outperformed Treasuries. Despite perceived or actual higher debt recapitalizations through leveraged buyouts or company led restructurings, credit had a good year producing annual returns above like Treasuries of 1.19%. In addition, worries about real estate and home equity loans were brushed aside as mortgage-related securities outpaced credit on a Treasury equivalent basis.

However, the yield curve was inverted for a significant part of 2006, and generating additional returns was challenging. Furthermore, our macro-economic call for higher interest rates in the later half of 2006 did not materialize, and resulted in the Portfolio giving back gains it achieved in the first half of the year.

Current Strategy and Outlook: We expect slow growth to persist early in 2007 with continued weakness in housing and auto-related manufacturing early in the year, but predicted to recover as the year progresses. The economy may experience sub-trend growth for a couple of quarters until consumers adjust their spending patterns to the new environment. Long-term, we view the economy as resilient despite market signals (such as an inverted yield curve) that predict a hard rather than soft landing. Our view is that this pessimistic outlook is not warranted given the strength in the service sector, export growth and the labor market. Housing is already

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

U.S. Treasury Note, 4.625%, due 11/30/08	17.5%

U.S. Treasury Note, 4.625%, due 11/15/09	9.2%

Bank of America Corp.	4.2%

Federal Home Loan Mortgage Corporation, 5.250%, due 05/21/09	4.0%

Federal Home Loan Bank, 5.125%, due 06/18/08	3.0%

Federal Home Loan Bank, 5.300%, due 05/15/08	2.5%

Federal Home Loan Mortgage Corporation, 6.625%, due 09/15/09	2.5%

Federal National Mortgage Association, 3.875%, due 07/15/08	2.2%

Federal Home Loan Mortgage Corporation, 5.275%, due 12/18/07	1.9%

Federal Home Loan Mortgage Corporation, 3.875%, due 06/15/08	1.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

showing signs of stabilization. We see limited risk from potential negative influences such as higher mortgage rates and lower personal income.

The effects of a global capital market with extra-easy money have had an impact beyond the artificially low long-term rates in the U.S. Investors flush with cash and seeking high-paying investment opportunities continue to demand stockholder-friendly transactions. New leveraged buyout targets are also rumored to include Alltel, Western Union, Budweiser and JC Penny. Strategically, we remain defensive on credit but remain overweight the front end of the yield curve. We maintain exposures to off-index mortgage-backed securities, CMBS, and ABS sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

				Since Inception		Since Inception
				of Classes ADV and S2		Class I
	1 Year	5 Year	10 Year	April 28, 2006		April 29, 2005

Class ADV	—	—	—	2.68%		—
Class I	4.02%	—	—	—		3.27%
Class S	3.83%	3.36%	4.78%	—		—
Class S2	—	—	—	3.06%		—
Lehman Brothers® 1-3 Year Government/ Credit Bond Index(1)	4.25%	3.27%	4.98%	3.45	%(2)	3.43	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)Lehman Brothers® 1-3 Year U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.

(2)Since inception performance of the index is shown from May 1, 2006.

(3)Since inception performance of the index is shown from May 1, 2005.

ING LIQUID ASSETS PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Liquid Assets Portfolio (the ”Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by a team of investment professionals led by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 4.67% compared to the iMoneyNet First Tier Retail Index, which returned 4.30% for the same period.

Portfolio Specifics: The calendar year 2006 can be separated into two distinct halves. During the first half of the year, the Federal Open Market Committee (“FOMC”) raised rates 0.25% at each of its four meetings. Short-term money market rates increased in response to the FOMC’s rate actions. The markets priced in expectation of continued U.S. Federal Reserve Board’s (“Fed”) rate increases after each meeting during the period. The FOMC did not increase rates at all during the second half of the year as economic growth slowed to a more moderate level due primarily to a slowdown in the housing market. Despite inflation remaining above the Fed’s 1%-2% comfort level and a tight labor market, we believe the markets shifted from expecting future rate increases to pricing in future rate cuts.

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Our primary investment strategy, which we had in place since the second half of 2004, did not change significantly during the first half of the year. The Portfolio benefited from a large amount of interest sensitive floating rate securities. In addition to our emphasis on floating rate securities, we continued to focus new purchases on very short maturity securities that typically matured prior to a forthcoming FOMC meeting. These performed well during the rising rate environment. We made selective purchases in the two- to three-month maturity range only when they fully priced in future Fed rate increases. For a brief period in June, the market priced in a more aggressive Fed with 1-Year LIBOR nearing 5.80%. We took the opportunity to extend the Portfolio’s weighted average maturity (“WAM”) from approximately 20 days to approximately 40 days by investing approximately 5% of the Portfolio in fixed rate securities with maturities greater than six months. This maturity extension positioned the Portfolio to take advantage of the shift in the FOMC’s rate posture during the second half of the year and the markets’ reaction to such shift. The fixed rate securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of the longer-term fixed rate securities at a gain during the third and fourth quarters when the market priced in significant future Fed rate cuts. We added longer-term securities when yields increased as rate cut expectations moderated. We ended the year with a WAM of 44 days.

Current Strategy and Outlook: The short-term market as represented by the trading of federal funds futures has been pricing

Top Ten Holdings

as of December 31, 2006
(as a percent of net assets)

BHP Billiton Finance USA, 5.330%, due 1/25/07	4.5%

Concord Minuteman Capital Co., LLC, 5.290%, due 02/06/07	4.5%

Monument Gardens Funding, LLC, 5.290%, due 01/22/07	4.2%

Tulip Funding Corp., 5.320%, due 01/02/07	4.0%

Crown Point Capital Co., 5.330%, due 01/18/07	3.5%

HBOS Treasury Services PLC, 5.436%, due 01/24/08	3.3%

U.S. Government Agency Obligations, 5.555%, due 08/15/07	3.1%

Merrill Lynch & Co., Inc., 5.320%, due 07/27/07	2.9%

Alliance & Leicester PLC, 5.280%, due 03/20/07	2.6%

Old Line Funding, 5.300%, due 01/26/07	2.5%

Portfolio holdings are subject to change daily.

in as much as four 0.25% rate cuts by the Fed in 2007. We are not in agreement with this outlook, and therefore have been cautious in extending our WAM too much. The market has mostly ignored inflation indicators and recent Fed rhetoric outlining their inflation concerns, and instead focused on slower growth. We anticipate that upcoming economic data will be mixed or potentially surprise to the upside as it relates to growth and or inflation leading to higher yields for longer-term money market securities. We believe this will also allow the FOMC plenty of room to keep rates fixed at their current levels for a prolonged period. We expect more opportunities in the near-term to add additional days to our WAM at yields above what is currently priced into the market for short-term money market securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT
ING MARSICO GROWTH PORTFOLIO

The ING Marsico Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chief Investment Officer of Marsico Capital Management, LLC (“Marsico”) — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 4.94% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned 15.79% for the period.

Portfolio Specifics: Several factors emerged as primary detractors to the Portfolio’s performance results in the period. Decisively, the largest negative factor was the Portfolio’s holdings and overweighted posture in the health care sector. Price declines in UnitedHealth Group, Inc., down 14%, the Portfolio’s largest holding throughout the period as well as its largest individual detractor, Genentech, Inc., down 12%, and Medtronic, Inc., down 18%, prior to being sold, were exacerbated by the Portfolio’s emphasis in the sector, which was a relatively weak performer for the benchmark index. Energy was an area of strength for the benchmark index with a positive 24% absolute return. The Portfolio’s underweighted posture in the sector, therefore, proved to be an opportunity cost and price declines in Peabody Energy Corp. and Halliburton Co., both down 6% and 10%, respectively, prior to being sold, further hampered returns. Technology, hardware and equipment companies

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

such as Apple Computer, down 13%, Qualcomm, Inc., down 14%, Motorola, Inc., down 4%, and Texas Instruments, Inc., down 13%, all of which were sold during the period, detracted materially from results. Finally, the Portfolio’s emphasis and specific holdings in homebuilding and home improvement-related retailers, including KB Home, down 28%, Home Depot, down 17% prior to being sold, Lowe’s Cos., Inc., down 6%, and Lennar Corp., down 13%, were negative factors.

Several factors had a positive impact on performance results. The most significant factor was stock selection and emphasis in the consumer services industry, including MGM Mirage, up 56%, Las Vegas Sands Corp., up 79%, Wynn Resorts Ltd., up 83%, Yum!Brands, Inc., up 27%, and Starbucks Corp., up 18%. The same was true for the diversified financials industry, with Goldman Sachs Group, Inc., up 57%, the largest individual positive contributor, Chicago Mercantile Exchange Holdings, Inc., up 19% prior to being sold, and Lehman Brothers Holdings, Inc., up 23%, appreciating significantly. Meanwhile, maintaining little to no exposure to the semiconductor and semi equipment and software and services industry groups, both of which were relatively weak performers for the benchmark index, benefited the Portfolio. Certain other positions, including Comcast Corp., up 39%, UBS AG, up 34%, Industrial & Commercial Bank of China, up 37%, General Dynamics Corp., up 32%, and Lockheed Martin Corp., up 47%, each had material positive impacts on results.

Current Strategy and Outlook: The Portfolio’s sector allocations as of December 31, 2006, emphasized consumer discretionary, industrials, financials, and health care companies. Relative to the benchmark index, the Portfolio was significantly overweighted in the consumer discretionary, industrials, and health care sectors and underweighted in the information technology, energy, financials, consumer staples, and

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

UnitedHealth Group, Inc.	7.2%

Genentech, Inc.	5.4%

Goldman Sachs Group, Inc.	5.1%

Comcast Corp.	4.4%

Procter & Gamble Co.	4.1%

FedEx Corp.	3.7%

Burlington Northern Sante Fe Corp.	3.6%

Toyota Motor Corp. ADR	3.4%

Lehman Brothers Holdings, Inc.	3.3%

MGM Mirage	3.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

utilities sectors. Our overall long-term outlook for equity returns remains relatively positive, based on our belief in evidence that suggests long-term interest rates will not likely rise a great deal, inflation will generally be constrained overall, and productivity gains will continue. In addition, we find the current valuation of “growth” stocks to be compelling. We believe the combination of lower interest rates and compelling valuations of growth equities may, over time, provide a favorable backdrop for faster growing, unique companies that Marsico seeks to hold in the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MARSICO GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception	Since Inception	Since Inception		Since Inception
			of Class ADV	of Class I	of Class S		of Class S2
	1 Year	5 Year	August 1, 2003	May 1, 2003	August 14, 1998		September 9, 2002

Class ADV	4.59%	—	7.26%	—	—		—
Class I	5.22%	—	—	14.22%	—		—
Class S	4.94%	3.74%	—	—	3.50%		—
Class S2	4.77%	—	—	—	—		12.78%
S&P 500® Index (1)	15.79%	6.19%	13.13%	14.70%	4.47	%(2)	12.65	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance of the index is shown from August 1, 1998.

(3)Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

The ING Marsico International Opportunities Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by James G. Gendelman, Portfolio Manager, of Marsico Capital Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class I shares provided a total return of 24.21% compared to the Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”), which returned 26.34% for the period.

Portfolio Specifics: Several factors emerged as primary detractors to the Portfolio’s performance results in the period. While industry and sector emphasis had a small part in the underperformance, stock selection was the primary culprit. The strengthening in some world currencies, particularly the Euro and British pound, had a negative impact on performance results as the U.S. dollar’s weakness affected certain holdings whose “home” currency correlates highly with the dollar. Although the Portfolio maintained an underweighted posture in Japan (as compared to the MSCI EAFE® Index), the general weakness in the Japanese stock market, to which the Portfolio had exposure, hampered results. The largest negative factor was the Portfolio’s Japan-based holdings in the consumer discretionary sector, including Yamada Denki Co., Ltd. (down 32%), Sega Sammy

Country Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Holdings, Inc. (down 18%), and Misawa Homes (down 26% prior to being sold). Semiconductor and semi-equipment holdings, such as Murata Manufacturing (down 6% prior to being sold) and Samsung Electronics Co., Ltd GDR (up 1%), as well as an overweighted posture to the industry group, hurt results. A specific position in the food and staples retailing industry, Seiyu (down 43% prior to being sold) was a weak performer, exacerbated by the Portfolio’s overweighted posture in the industry group. A position in Credit Saison (down 33% prior to being sold) emerged as the largest individual detractor in the period.

Several factors had a positive impact on performance results, also mostly related to stock selection as opposed to industry, sector, or country allocation. The most significant factor was select holdings in the capital goods industry, such as France-based Vallourec (up 174%, the largest individual contributor) and Switzerland-based ABB Ltd. (up 68%). An emphasis in pharmaceuticals added further positive impact to the price appreciation of positions in CSL Ltd. (up 68%) and Roche Holding AG (up 21%). Bank companies were another area of strength for the Portfolio as UBS AG (up 31%) and Industrial & Commercial Bank of China (up 37%) were strong performers. Maintaining underweighted postures in two weak-performing areas of the benchmark index, the energy sector and the software and services industry, helped returns. Finally, a position in Latin American wireless operator America Movil SA de CV (up 56%) was among the largest individual contributors in the period.

Current Strategy and Outlook: The Portfolio’s sector allocations as of December 31, 2006, emphasized financials, consumer discretionary, information technology, and healthcare companies. Relative to the benchmark index, the Portfolio was significantly overweighted in the consumer discretionary and information technology sectors and

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Roche Holding AG	3.9%

BAE Systems PLC	3.5%

America Movil SA de CV	3.3%

Toyota Motor Corp.	3.2%

Continental AG	3.2%

Telefonaktiebolaget LM Ericsson ADR	3.2%

Esprit Holdings Ltd.	3.0%

UBS AG	3.0%

Erste Bank der Oesterreichischen Sparkassen AG	2.9%

Veolia Environnement	2.8%

Portfolio holdings are subject to change daily.

underweighted in the energy and utilities sectors. As of year-end, the Portfolio’s country weightings emphasized the United Kingdom, Switzerland, Japan and France. We continue to focus on identifying companies with attributes such as improving profitability, market share leadership, improving free cash flow generation, strong balance sheets, high-quality management teams, and equity valuations that we believe are reasonable in the context of projected earnings growth rates. We believe companies with these types of attributes offer compelling long-term growth potential.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S
	1 Year	January 20, 2006		April 29, 2005		May 2, 2005

Class ADV	—	19.63%		—		—
Class I	24.21%	—		30.44%		—
Class S	24.02%	—		—		30.33%
MSCI EAFE® Index(1)	26.34%	19.03	%(2)	26.08	%(3)	26.08	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico International Opportunities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Class S2 commenced operations on December 29, 2006, therefore, there is no inception performance information for the period ended December 31, 2006.

(1)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)Since inception performance of the index is shown from February 1, 2006.

(3)Since inception performance of the index is shown from May 1, 2005.

ING MFS TOTAL RETURN PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MFS Total Return Portfolio (the “Portfolio”) seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Senior Vice President, Kenneth J. Enright, Senior Vice President, Steven R. Gorham, Senior Vice President, Michael W. Roberge, Senior Vice President, William P. Douglas, Vice President, Alan T. Langsner, Vice President, Richard O. Hawkins, CFA, Senior Vice President, and Kevin P. Chitkara, Vice President, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 11.93% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Lehman Brothers U.S. Aggregate Bond Index(2) (“LBAB Index”), and the Composite Index(3) (60% S&P 500® Index/40% LBAB Index), which returned 15.79%, 4.33%, and 13.68%, respectively, for the same period.

Portfolio Specifics: Within the equity portion of the Portfolio, the healthcare, financial services, and retailing sectors were the principle contributors to performance relative to the Portfolio’s benchmark, the S&P 500® Index.

Stock selection was the primary factor in the strong relative performance in the healthcare sector. This was supported by our decision to underweight this otherwise weak-performing sector. Pharmaceutical company Merck & Co., Inc. was among the Portfolio’s top contributors. Our underweighting of benchmark constituent UnitedHealth Group also helped as this stock’s performance trailed that of the benchmark.

The strong-showing in the financial services and retailing sectors also resulted from security selection. Within the financial services sector, PNC Financial Services Group, Inc. was the top relative performer. In the retailing sector, office products retailer OfficeMax was the largest contributor to relative returns.

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

In other sectors, positions in electric utility company FPL Group, Inc., defense contractor Lockheed Martin Corp., telecommunications services provider Verizon Communications, Inc. and agricultural equipment manufacturer Deere & Co. benefited relative results.

Underweighting or avoiding several poor-performing benchmark constituents such as semiconductor company Intel Corporation and online information portal Yahoo! Inc. further strengthened relative performance.

Within the fixed income portion of the Portfolio, our overweighted positions in “BBB”- rated* securities and exposure to “BB”-rated bonds added to performance relative to the LBAB Index. (The LBAB Index does not include bonds rated lower than “BBB”). The Portfolio’s shorter duration stance (duration is a measure of a portfolio’s sensitivity to changes in interest rates) boosted results as short-term interest rates rose. The Portfolio’s yield advantage was also a positive factor in relative returns.

Within the equity portion of the Portfolio, stock selection in the basic materials and energy sectors detracted from performance relative to the S&P 500® Index. In basic materials, packaging manufacturer Owens-Illinois Inc. and newsprint maker Bowater, Inc. were among the Portfolio’s top detractors. In energy, our underweighted position in integrated oil and gas company Exxon Mobil Corporation held back relative returns.

Elsewhere, telecommunications equipment manufacturer Nortel Networks Corporation, wireless service provider Sprint Nextel, Corp. insurance company Conseco, Inc., and home improvement products maker Masco Corp., dampened results. Not holding communications service provider BellSouth Corp. also detracted as it outperformed the S&P 500® Index.

Within the fixed income portion of the Portfolio, several Treasury securities and long-maturity corporate issues held back returns relative to the LBAB Index.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Bank of America Corp.	2.0%

Altria Group, Inc.	1.8%

U.S. Treasury Bond, 4.750%, due 11/15/08	1.7%

Citigroup, Inc.	1.6%

JPMorgan Chase & Co.	1.5%

Bank of New York Co., Inc.	1.4%

ExxonMobil Corp.	1.4%

Masco Corp.	1.2%

Genworth Financial, Inc.	1.2%

FPL Group, Inc.	1.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The Portfolio’s approach has not changed as we continue to offer a more conservative offering that attempts to keep volatility to a minimum. The Portfolio’s value based approach has led us to overweight sectors, relative to the S&P 500® Index, typically favored by value managers, such as financial services, utilities, and energy. However, relative to more value oriented benchmarks we are underweight these sectors as we have found valuation opportunities in other areas of the market. As the valuation gap between growth and value stocks has narrowed, the Portfolio has invested more assets in names that offer good growth prospects but have become more attractively valued. While the markets have recently experienced increased volatility, our low volatility approach crafted with a bottom-up strategy of focusing on company fundamentals should provide investors with an attractive alternative to riskier assets.

* Bonds rated ”BBB”, ”Baa”, or higher are considered investment grade; bonds rated ”BB”, ”Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MFS TOTAL RETURN PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception	Since Inception	Since Inception		Since Inception
			of Class ADV	of Class I	of Class S		of Class S2
	1 Year	5 Year	August 1, 2003	May 1, 2003	August 14, 1998		September 9, 2002

Class ADV	11.55%	—	8.04%	—	—		—
Class I	12.22%	—	—	11.08%	—		—
Class S	11.93%	7.23%	—	—	7.50%		—
Class S2	11.79%	—	—	—	—		9.88%
S&P 500® Index (1)	15.79%	6.19%	13.13%	14.70%	4.47	%(4)	12.65	%(5)
LBAB Index(2)	4.33%	5.06%	4.33%	3.53%	5.77	%(4)	4.26	%(5)
Composite Index (3)	13.68%	5.99%	11.40%	12.40%	4.68	%(4)	10.96	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Portfolios. Total returns would have been lower had there been no waiver to the Portfolios.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3)The Composite Index consists of 60% of the return of (Securities included in) the S&P 500® Index and 40% of the return of (Securities included) in the LBAB Index.

(4)Since inception performance of the indices is shown from August 1, 1998.

(5)Since inception performance of the indices is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING MFS UTILITIES PORTFOLIO

The ING MFS Utilities Portfolio (the “Portfolio”) seeks growth of capital and current income. The Portfolio is managed by a team of investment professionals led by Maura A. Shaughnessy, Senior Vice President and Robert D. Persons, CFA, Vice President, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class I shares provided a total return of 31.04% compared to the Standard & Poor’s 500 Utilities Index(1), which returned 20.95% for the same period.

Portfolio Specifics: Strong stock selection in the electric power industry contributed to the Portfolio’s relative performance for the period. Our positions in electric generators International Power and RWE were among the Portfolio’s top contributors. Both companies benefited from an increasingly higher pricing environment for power in Europe. Additionally, not owning Portfolio positions in electric utility provider Southern Company, and underweighting TXU, Public Service Enterprise Group and Dominion Resources, aided relative performance as the returns of all four stocks lagged overall benchmark returns for the period.

Several holdings within the telephone services industry, which is not represented in the benchmark, boosted the Portfolio’s relative performance over the period. These included communications companies Telenor and SBC Communications.

Elsewhere, wireless communications company America Movil and cable services provider Comcast were notable strong-performing holdings.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

The Portfolio’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our Portfolio to have different currency exposure than the benchmark.

During the reporting period, wireless service providers Sprint Nextel, which is not a benchmark constituent, was the top detractor from relative results. Shares of Sprint Nextel struggled after the company lowered its wireless subscriber guidance for 2006.

Although overall stock selection in the electric power industry contributed to relative returns, our underweighted positions in several strong-performing benchmark constituents detracted from results. These included Entergy, PG&E, and Allegheny Energy.

The Portfolio’s cash position was also a detractor from relative performance. As with nearly all mutual funds, this Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Current Strategy and Outlook: Our outlook remains steady as the Portfolio continues to maintain positions in a diversified group of companies across the utility, energy and telecommunication industries. We continue to find attractive investment ideas in foreign names as these companies generally offer more attractive opportunities than some of their domestic counterparts. We search globally for the best investment opportunities regardless of where a company is domiciled. At the end of the year, our foreign exposure was approximately 29% of assets. Overall, the utility sector slightly outpaced the S&P 500® Index in the fourth quarter. Going

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

NRG Energy, Inc.	4.9%

Williams Cos., Inc.	3.4%

Edison International	3.1%

FPL Group, Inc.	3.0%

AT&T, Inc.	2.9%

Constellation Energy Group, Inc.	2.8%

Equitable Resources, Inc.	2.7%

EON AG	2.6%

Public Service Enterprise Group, Inc.	2.6%

Entergy Corp.	2.5%

*	Excludes short-term investments related to commercial paper.

Portfolio holdings are subject to change daily.

forward, our expectations are more muted for many of the traditional electric utilities given valuations, the interest rate environment and uncertainty surrounding commodity prices. We continue to maintain a well diversified mix of utilities, communications, and energy stocks. Overall, we do believe that our flexible, bottom-up approach should serve us well in this environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MFS UTILITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S
	1 Year	July 18, 2006		April 29, 2005		May 2, 2005

Class ADV	—	21.67%		—		—
Class I	31.04%	—		27.99%		—
Class S	30.81%	—		—		27.28%
S&P 500® Utilities Index(1)	20.95%	10.37	%(2)	17.00	%(3)	17.00	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Class S2 commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The S&P 500® Utilities Index measures the performance of the Utilities sector.

(2)Since inception performance for the index is shown from August 1, 2006.

(3)Since inception performance for the index is shown from May 1, 2005.

PORTFOLIO MANAGERS’ REPORT
ING OPPENHEIMER MAIN STREET PORTFOLIO®

The ING Oppenheimer Main Street Portfolio® (the “Portfolio”) seeks long-term growth of capital and future income. The Portfolio is managed by Nikolaos D. Monoyios, CFA and Senior Vice President, and Marc Reinganum, Vice President of OppenheimerFunds, Inc. — the Sub-Adviser

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 14.93% compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1), which returned 15.79% for the same period.

Portfolio Specifics: Although we are never satisfied with underperformance relative to the Portfolio’s benchmark, the S&P 500® Index, we are nonetheless pleased that the Portfolio produced higher returns than its Lipper category average of 13.31% for the year ended December 31, 2006. Because our highly disciplined investment process avoids large “bets” on any particular security or market sector, the Portfolio was able to participate more fully in the market’s broad-based rally.

Although our investment approach relies on the results of our multi-factor quantitative models, and not our subjective view of economic events, it is worth noting that economic conditions changed significantly during 2006. While the first half of the year was characterized by rising interest rates and robust economic growth, the July through December period saw stable short-term interest rates and the onset of an economic slowdown. In fact, after more than two years of steady increases that drove the overnight federal funds rate from 1% to 5.25% by the end of June 2006, the Federal Reserve Board refrained from further rate hikes during the remainder of the reporting period.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Our emphasis on mega-cap stocks also helped the Portfolio outperform its peer group average. Stocks with market capitalizations of approximately $47.3 billion or more constitute 40% of the total U.S. stock market capitalization, but they comprise 53% of the S&P 500® Index. Because our market capitalization models had indicated in the spring that the long cycle of small-cap outperformance was coming to an end, we repositioned the Portfolio to exhibit characteristics similar to those of the S&P 500® Index, enabling the Portfolio to benefit during the ongoing transition in market leadership to mega-cap companies.

The success of the Portfolio’s market capitalization and seasonal strategies was offset by relatively disappointing results from our security selection models in a number of industry groups. More specifically, the momentum factors considered by our stock selection models became less predictive of performance as market conditions evolved, and stocks that had done well over the first half of the year fared relatively poorly over the second half. For example, a number of energy companies had strong momentum characteristics after gaining value over the first half of 2006, but many of those companies lagged the averages during the second half as the U.S. economy slowed and commodity prices fell.

As of the end of the reporting period, our market capitalization models have continued to indicate that larger companies are likely to do better than smaller ones over the foreseeable future, and we have maintained the Portfolio’s focus on large- and mega-cap shares. Our stock selection models have assigned relatively high rankings to companies in the information technology, consumer discretionary and basic materials sectors, and generally lower rankings to stocks in the consumer staples, utilities and energy areas.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	3.7%

General Electric Co.	2.8%

Bank of America Corp.	2.3%

Citigroup, Inc.	2.2%

Pfizer, Inc.	2.0%

Microsoft Corp.	1.9%

Johnson & Johnson	1.9%

JPMorgan Chase & Co.	1.9%

International Business Machines Corp.	1.7%

Altria Group, Inc.	1.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: During these relatively rare turning points in the market, we believe that broad diversification and careful risk management are keys to success under whatever market conditions lie ahead. Accordingly, the Portfolio is fully invested and we remain committed to our quantitative investment discipline.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING OPPENHEIMER MAIN STREET PORTFOLIO®
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception		Since Inception	Since Inception		Since Inception
			of Class ADV		of Class I	of Class S		of Class S2
	1 Year	5 Year	April 28, 2006		May 1, 2003	August 14, 1998		September 9, 2002

Class ADV	—	—	7.85%		—	—		—
Class I	15.25%	—	—		14.74%	—		—
Class S	14.93%	5.12%	—		—	3.82%		—
Class S2	14.79%	—	—		—	—		12.69%
S&P 500® Index (1)	15.79%	6.19%	9.65	%(2)	14.70%	4.47	%(3)	12.65	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Main Street Portfolio® against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance for the Index is shown from May 1, 2006.

(3)Since inception performance of the Index is shown from August 1, 1998.

(4)Since inception performance of the Index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING PIMCO CORE BOND PORTFOLIO

The ING PIMCO Core Bond Portfolio (the “Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by Pasi Hamalainen, Managing Director and Portfolio Manager of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 4.32% compared to the Lehman Brothers® Aggregate Bond (“LBAB”) Index(1), which returned 4.33% for the same period.

Portfolio Specifics: Fixed income assets gained during 2006 as a whole despite a difficult environment in the first half of the year. The LBAB Index, a widely used index of high-grade bonds, returned 4.33% for the full year. At the close of 2006, the benchmark ten-year Treasury yielded 4.71%, 31 basis points higher than at the start of the year. The 2-10 year portion of the U.S. Treasury yield curve was inverted by 11 basis points at year-end.

Bond markets struggled in the first half of the year as the U.S. Federal Reserve Board (“Fed”) raised rates a total of four times and inflation pressures mounted, led by higher oil prices. The economic backdrop in the final two quarters was generally more benign. Interest rates moved

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)

U.S. Government Agency Obligations	84.2%

Corporate Bonds/Notes	14.4%

Commercial Paper	13.5%

Collateralized Mortgage Obligations	9.9%

U.S. Treasury Obligations	6.5%

Other Bonds	3.3%

Asset-Backed Securities	3.2%

Municipal Bonds	1.7%

Options	0.3%

Other Assets and Liabilities, Net*	(37.0)%

Net Assets	100%

*	Includes securities lending collateral.

Portfolio holdings are subject to change daily.

lower for most of this period as the Fed held rates steady four times in a row and oil prices reversed course, helping ease headline inflation pressure. Markets interpreted the Fed pause as the end of a protracted tightening cycle in which the central bank boosted the federal funds rate 17 straight times between June 2004 and June 2006.

Interest rate strategies were mixed for performance during the year. An above benchmark duration through most of the year was positive for performance as interest rates stabilized and fell in the second half of the year. However, an emphasis on short maturities was negative as the yield curve flattened and inverted. An overweight to mortgage-backed bonds and security selection added to returns, as this sector outpaced Treasuries. An underweight to corporates was negative for returns, as demand remained robust in this sector despite historically thin credit premiums. A tactical allocation to high yield corporate bonds added value, as these securities significantly outperformed their high-grade counterparts. A modest exposure to municipal bonds also added value, as their lower volatility helped performance versus taxable bonds. Non-U.S. positions were mixed; Eurozone exposure designed to benefit when interest rates rise, was positive for performance, while exposure to the front of the United Kingdom curve detracted from value, as their central bank raised rates. Exposure to emerging market bonds was positive, with capital continuing to flow into this sector. Currency exposure to the yen detracted from performance, as the Yen depreciated versus the U.S. dollar. By contrast, exposure to the Euro was positive, as the Euro appreciated versus the U.S. dollar.

Current Strategy and Outlook: We believe that the most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in Europe and Asia will be less reliant on U.S. demand than in the

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Federal National Mortgage Association, 6.000%, due 01/15/34	32.6%

Federal National Mortgage Association, 5.000%, due 01/15/20	5.4%

Federal National Mortgage Association, 5.000%, due 03/01/36	5.1%

Federal National Mortgage Association, 5.500%, due 02/01/35	3.5%

Federal National Mortgage Association, 5.000%, due 02/01/36	2.9%

Federal National Mortgage Association, 5.500%, due 09/01/35	2.7%

Federal National Mortgage Association, 6.500%, due 01/15/35	2.2%

Bundesrepublik Deutschland, 4.250%, due 07/04/14	2.0%

Federal National Mortgage Association, 5.500%, due 08/01/35	2.0%

Treasury Inflation Protected Security, 3.625%, due 01/15/08	1.9%

*	Excludes short-term investments related to commercial paper and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

recent past. We believe that each of these major economic regions is likely to grow at an annual rate of about 2 percent. The slowdown in the U.S. will be triggered by weakness in the property market that will spill over into consumption. The decline in the U.S. housing and auto sectors should generate weakness on a broader level in 2007, causing the Fed to begin easing over the course of the year. The predominant risk to the forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing. In an environment where risk is masked by low volatility and risk premiums are near historical lows, we plan to focus on select strategies that can offer the highest potential reward relative to the potential risks incurred. These strategies include targeting duration above index and emphasizing short maturity positions based on a belief that global yield curves will steepen.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING PIMCO CORE BOND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception		Since Inception		Since Inception
			of Class ADV and I		of Class S		of Class S2
	1 Year	5 Year	April 28, 2006		August 14, 1998		September 9, 2002

Class ADV	—	—	4.84%		—		—
Class I	—	—	5.01%		—		—
Class S	4.32%	4.99%	—		3.20%		—
Class S2	4.26%	—	—		—		4.36%
LBAB Index(1)	4.33%	5.06%	5.20	%(2)	5.77	%(3)	4.26	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Core Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(2)Since inception performance of the index is shown from May 1, 2006.

(3)Since inception performance of the index is shown from August 1, 1998.

(4)Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT
ING PIMCO HIGH YIELD PORTFOLIO

The ING PIMCO High Yield Portfolio (the “Portfolio”) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by Raymond G. Kennedy, Managing Director and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 8.95% compared to the Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained (“Merrill Lynch U.S. High Yield Constrained”) Index(1) and the Merrill Lynch U.S. High Yield BB-B Rated Index(2), which returned 9.29% and 10.70%, respectively, for the same period.

Portfolio Specifics: Fixed income assets gained during 2006 as a whole despite a difficult environment in the first half of the year. The Lehman Brothers Universal Bond Index, a widely used index of high and low-grade U.S. bonds, returned 1.50% for the quar-

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)

Corporate Bonds/Notes	91.2%

U.S. Treasury Obligations	6.0%

Commercial Paper	3.0%

U.S. Government Agency Obligations	2.8%

Convertible Bonds	0.9%

Preferred Stock	0.1%

Other Assets and Liabilities, Net*	(4.0)%

Net Assets	100%

     * Includes securities lending collateral.

Portfolio holdings are subject to change daily.

ter and 4.97% for the full year. At the close of 2006 the benchmark ten-year Treasury yielded 4.71%, 31 basis points higher than at the start of the year. The 2-10 year portion of the U.S. Treasury yield curve was inverted by 11 basis points at year-end. High yield bonds continued their positive momentum, up 11.77% for the year.

Important contributors to the Portfolio’s performance included an underweight to BB-rated bonds, which underperformed B-rated issues. With high yield sectors generally in positive territory, security selection had a major impact on performance. In the energy sector, where the overall sector underperformed the market, an emphasis on pipeline companies was a significant positive for performance. Similarly, in the utility sector, an emphasis on electric generation companies outpaced the other utility sub-sectors and contributed to performance. An overweight to autos within the consumer cyclical sector also contributed to performance. Exposure to the chemicals sector also was positive. The Portfolio’s exposure to the BBB-rated sector, which lagged the overall high yield market, detracted from performance. Exposure to the gaming and lodging sector was negative for performance, where select issuers came under pressure as leveraged buyout activity increased over the year. An underweight to consumer non-cyclical issues also weighed on returns due to the sector’s outperforming the high yield market.

Current Strategy and Outlook: With defaults near their historical lows, fundamentals remain the cornerstone of the high yield market. As default rates have declined over the past couple of years, the high yield market has experienced decreased volatility. We believe that fundamentals have likely peaked, however we do not expect an imminent deterioration, but rather a gradual decline with default rates remaining well below their long-term average through

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

U.S. Treasury Bond, 7.500%, due 11/15/16	6.0%

Ford Motor Credit Co., 7.375%, due 02/01/11	2.0%

Qwest Communications International, Inc., 7.500%, due 02/15/14	1.6%

Qwest Corp., 8.875%, due 03/15/12	1.3%

Wynn Las Vegas, LLC, 6.625%, due 12/01/14	1.2%

DJ CDX NA HY, 8.375%, due 12/29/11	1.2%

MDP Acquisitions PLC, 9.625%, due 10/01/12	1.0%

CCO Holdings, LLC, 8.750%, due 11/15/13	1.0%

PSEG Energy Holdings, LLC, 8.500%, due 06/15/11	0.9%

Georgia-Pacific Corp., 8.000%, due 01/15/24	0.9%

*	Excludes short-term investments related to commercial paper, securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

2007. Overall, we have a fairly neutral outlook for high yield and expect coupon-like returns for 2007.

Going forward, given the tight spreads of the high yield market, security selection will be of the utmost importance. While quality tier selection, too, will naturally come out of this credit process, we are likely to increase quality within our high yield portfolios, increasing exposure to BB-rated issuers and focusing on improving B-rated credits. We plan to continue to emphasize credits where asset quality is high and credit fundamentals continue to improve, such as those in the utility sector. We believe the telecom and cable/satellite sectors still offer attractive relative value, and continue to benefit from the bundling of products. Outside of traditional high yield debt, we plan to hold a higher allocation of bank loans, where seniority in the capital structure is particularly attractive.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING PIMCO HIGH YIELD PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S
	1 Year	May 22, 2006		April 29, 2005		May 3, 2004

Class ADV	—	5.83%		—		—
Class I	9.22%	—		9.45%		—
Class S	8.95%	—		—		8.55%
Merrill Lynch U.S. High Yield BB-B Rated 2% — Constrained Index(1)	9.29%	6.87	%(3)	8.78	%(4)	7.84	%(5)
Merrill Lynch U.S. High Yield BB-B Rated Index (2)	10.70%	7.72	%(3)	9.63	%(4)	8.36	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the indices. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*Class S2 commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The Merrill Lynch U.S. High Yield BB-B Rated 2%-Constrained Index tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.

(2)The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P.

(3)Since inception performance of the indices is shown from June 1, 2006.

(4)Since inception performance of the indices is shown from May 1, 2005.

(5)Since inception performance of the indices is shown from May 1, 2004.

PORTFOLIO MANAGERS’ REPORT
ING PIONEER FUND PORTFOLIO

The ING Pioneer Fund Portfolio (the “Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by John A. Carey, and Walter Hunnewell, Jr., Portfolio Managers, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class I shares provided a total return of 17.03% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned 15.79% for the same period.

Portfolio Specifics: The performance was stronger on a relative basis in the first half of the year than in the second half. Despite lagging in the last six months, we were pleased with the Portfolio’s positive results for the year, especially in view of having been cautious about the markets as we went into the year. Corporate earnings held up surprisingly well all year, and we think that was the main reason for the good equity performance. Underlying the earnings advances was continued economic growth in the U.S., accompanied by ongoing productivity improvements by U.S. companies and historically low unemployment numbers.

Other positives for the market were a fall off in energy prices, a decline in the federal budget deficit, robust merger-and-acquisition activity, and very good growth in many foreign countries, benefiting U.S. multinational companies. There were concerns later in the year about the changing political scene in Washington, D.C. the nerve-wracking international issues, the potential effects on consumer spending of the slowdown in housing, and some evidence of inventory build-up in commodities. But when the curtain fell on the year, investors had reason to be happy.

The underperformance in the last six months of 2006 was primarily attributable to sluggish returns for the Portfolio space in consumer staples,

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

financials, and industrials. Hershey trailed its consumer staples sector after lowering its forecasts amidst problems with its Canadian business and excessive retailer inventory. In the industrials sector, Norfolk Southern Corp., Caterpillar, Inc. and Burlington Northern Sante Fe Corp., saw some profit-taking in the wake of investor concerns of a slowing economy. In the financials sector, the Portfolio lost some relative performance by not owning one name, Goldman Sachs Group, Inc, which did extremely well in the period and by lackluster performance from one of the Portfolio’s larger and overweighted positions, National City.

At the same time, the Portfolio had positive performance attribution from a number of holdings across various sectors, including McGraw-Hill Cos., Inc. and Nordstrom in consumer cyclicals, BellSouth Corp. and AT&T, Inc. in telecommunications services, and Paccar, Inc. in industrials. It is sometimes a trade-off between short and long-term results, and we do not expect that each of the Portfolio’s holdings will perform well in each time period. In cases of near-term underperformance, we review the long-term investment case closely to be sure it remains intact. If we think the current difficulties reflect more fundamental issues, we will re-assess holding the security. In the cases of Hershey, Norfolk Southern, Caterpillar, and Burlington Northern, we decided the merits of each outweighed the shortcomings and retained the positions.

Current Strategy and Outlook: We believe the year ahead will be characterized by some of the same cross-currents as we experienced in 2006. One of the debates currently is with respect to the U.S. Federal Reserve Board (“Fed”) and when or whether it might reduce interest rates. The Fed has signaled its concern over inflation. At the same time, a slower economy could be helped by lower interest rates. We do not expect any imminent action by the Fed and do not discount the possibility the economy will stay strong enough that the Fed does not feel the need to act, at least over the next several months. Another debate has to do with the implications for business of the new Congress in Washington, D.C., where the Democrats now control both the House of Representatives and, if very narrowly, the Senate.

Top Ten Holdings

as of December 31, 2006
(as a percent of net assets)

McGraw-Hill Cos., Inc.	2.8%

Chevron Corp.	2.6%

Norfolk Southern Corp.	2.1%

BellSouth Corp.	1.8%

Paccar, Inc.	1.8%

ExxonMobil Corp.	1.7%

Walgreen Co.	1.7%

Target Corp.	1.7%

AT&T, Inc.	1.6%

Deere & Co.	1.6%

Portfolio holdings are subject to change daily.

We shall be attentive to possible changes in tax and other policy that might alter the environment in which companies do business. Of course neither party is consistently positive or negative for companies across the board, or even in individual industries, but instead each party has its own constituencies and its own agendas.

The final and most important piece of the puzzle in figuring out what 2007 holds in store for us is the rate of corporate earnings growth. Will the pace of earnings slow over the next few quarters, and if so, how will stocks react? An unusual feature of the bull market of the past four years has been the decline in price-to-earnings multiples as earnings have grown faster than share prices have risen. With that in mind, one could argue that the downside risk for the market is lower than it often is at this stage of a bull market, when multiples are usually comparatively high. We cannot, though, predict where the market will go, and would note that low multiples are no guarantee that prices cannot fall. So we intend to keep with our defensive posture, emphasizing companies we think have potential to do reasonably well even in a softer economy.

As always, we shall devote considerable energy to our research process and learn as much as we can about companies before investing in their stocks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING PIONEER FUND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception
		of Class I		of Class S
	1 Year	April 29, 2005		May 3, 2005

Class I	17.03%	16.44%		—
Class S	16.76%	—		15.60%
S&P 500® Index(1)	15.79%	15.17	%(2)	15.17	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Fund Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*Classes ADV and S2 commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance for the Index is shown from May 1, 2005.

PORTFOLIO MANAGERS’ REPORT
ING PIONEER MID CAP VALUE PORTFOLIO

The ING Pioneer Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by J. Rodman Wright, Portfolio Manager and Timothy Horan, Assistant Portfolio Manager*, of Pioneer Investments, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s S Class shares provided a total return of 12.35% compared to the Russell Midcap® Value Index(1), which returned 20.22% for the same period.

Portfolio Specifics: Both security selection decisions and sector allocation decisions contributed to below-benchmark returns for the year. Portfolio returns were hurt by stock selection in the financials, energy, industrials, and health care sectors, and by sector overweights in the energy, healthcare, and information technology sectors.

The financials sector was the most detractive to overall returns primarily as a result of our holdings in insurance companies and our under-ownership of real estate investment trusts (“REITs”). REITs were not allowable holdings of the Portfolio until 2006 by prospectus. Because REITs are not only a sizeable component of the benchmark, but were the top performing industry within financials, under-owning them was a key element to overall underperformance. Insurers Marsh & McLennan Cos., Inc. and UnumProvident Corp. also detracted. After Marsh & McLennan Cos., Inc.’s regulatory difficulties failed to go away, we realized it would not recover and sold the stock. UnumProvident Corp.’s claims earlier in the year were higher than anticipated. The company gradually gained control over its claims load and towards the end of the year raised reserves, which was negative for its shares. We continue to own the stock, like the fundamentals of the business, and believe the stock may move toward a more peer-group multiple in book value.

Energy adversely impacted results primarily from coal mining concern Massey Energy Co. For much of the year, Massey Energy Co. dealt with operational

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

problems at its mines, many having to do with safety issues and a lack of trained miners from surging coal prices that allowed smaller mining operations to open. But we consider the company’s operational outlook to be stable as well as that for coal mining in general.

The Portfolio’s top three contributing holdings for the year were tobacco company, UST, Inc., grocery chain Safeway, Inc. and International Flavors & Fragrances, Inc. UST, Inc. benefited from consolidation in the smokeless tobacco sector as well as the resumption of premium brand sales which had dipped after Hurricane Katrina. Safeway, Inc., whose management team we like and have followed for several years as it has revamped its store format, continued to deliver solid growth with good margins. International Flavors & Fragrances, Inc., the world’s largest maker of scent and taste additives, saw its business expand rapidly in Eastern Europe, India, and Latin America. Another big contributor was tractor and farm equipment maker Deere & Co. — an excellent value purchase and long-time holding. The stock benefited throughout the year from ethanol-related demand that kept buying of farm equipment strong and we sold the stock in the 4th quarter as we thought its valuation surpassed our target and no longer represented value to invest in different opportunities.

Current Strategy and Outlook: At the period’s end, our largest sector overweight relative to the Russell Midcap® Value Index was information technology, for which attractive free cash yields are running considerably higher than other industries at this time. Our second largest overweight is healthcare (7% vs. 4%). Within the sector our emphasis is on both provider and service as well as equipment companies, as we believe the demographics of an aging society will support steady growth in consumption of services. We avoided exposure to pharmaceuticals.

Our largest underweight is financials, with the bulk of exposure to capital markets firms and underweights in real estate and commercial banks, which we think are fully valued. The banks we do own are those we think can benefit from economic growth, whose credit quality is sound, and that have lower exposure to deposit competition

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

UnumProvident Corp.	2.5%

NCR Corp.	2.4%

Ball Corp.	2.1%

Air Products & Chemicals, Inc.	2.1%

Interpublic Group of Cos., Inc.	2.1%

Edison International	1.9%

Clear Channel Communications, Inc.	1.9%

Cigna Corp.	1.9%

E*Trade Financial Corp.	1.8%

Republic Services, Inc.	1.7%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

squeezing their margins. Our second largest underweight is utilities, which we have traditionally underweighted due to the asset-intensive structure of their businesses, low relative margins, and high valuations.

The Portfolio’s focus and our process of buying higher quality companies at attractive valuations will not change. We strive to own companies that have superior operating characteristics, with better-than-average growth, profitability, returns on invested capital, market position, management teams with an effective plan for increasing shareholder value, or those that contain a catalyst that may not be recognized by the broader market. Our end aim is to select those companies with the most favorable risk-reward ratios.

* Effective May 2006, Timothy Horan replaced Sean Gavin as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING PIONEER MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception
		of Class I		of Class S
	1 Year	May 2, 2005		April 29, 2005

Class I	12.70%	13.42%		—
Class S	12.35%	—		13.42%
Russell Midcap® Value Index(1)	20.22%	21.33	%(2)	21.33	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Mid Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

 * Classes ADV and S2 commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(2)Since inception performance for the Index is shown from May 1, 2005.

PORTFOLIO MANAGERS’ REPORT
ING STOCK INDEX PORTFOLIO

The ING Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Omar Aguilar Ph.D., Head of Quantitative Equity Research of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class I shares provided a total return of 15.52% compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1), which returned 15.79% for the same period.

Portfolio Specifics: While a market correction in May-June hurt stock returns, investors’ risk appetite returned in the following months and led to several sectors in the index outperforming over the period. Telecommunications was by far the best performing sector returning (up 36.82%). Energy (up 24.21%) followed a close second as it benefited from a run up in commodity prices generally, and record prices for the cost of a barrel of oil set during the end of the summer. Utilities (up 20.99%), financials (up 19.19%) consumer discretionary (up 18.84%), materials (up 18.62%), all were notable performers in

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

that they outperformed the benchmark during the period. The remaining sectors, while underperforming the index, all generated positive returns with health care coming in last (up 7.53%).

Current Strategy and Outlook: We believe the economy will grow at a below-trend pace in the first half of 2007 before re-accelerating back to a 3% pace in the second half of 2007. In our opinion, core inflation is also likely to subside gradually, slipping back into the U.S. Federal Reserve Board’s (the “Fed”) 1% to 2% comfort range by the end of 2007 which should bode well for equities in general. However, the risk of an upside surprise regarding inflation still exists. We believe the economy will weaken by enough to allow the Fed to remain on hold for several more months. Oil prices should moderate as a belated supply comes on line. Nonetheless, oil prices are likely to remain well above levels of previous years. With the Fed on hold and GDP growth below trend, we believe the U.S. dollar is likely to weaken in 2007, with substantial volatility on the way. As a Portfolio that closely follows the S&P 500® Index, we are fully invested relative to benchmark’s weighting, and expect to closely track the returns of the index going forward.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	3.4%

General Electric Co.	2.9%

Citigroup, Inc.	2.1%

Microsoft Corp.	2.0%

Bank of America Corp.	1.8%

Procter & Gamble Co.	1.5%

Johnson & Johnson	1.5%

Pfizer, Inc.	1.4%

American International Group, Inc.	1.4%

Altria Group, Inc.	1.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STOCK INDEX PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception
		of Class I
	1 Year	May 3, 2004

Class I	15.52%	11.47%
S&P 500® Index(1)	15.79%	11.78	% (2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Stock Index Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance of the index is shown from May 1, 2004.

PORTFOLIO MANAGERS’ REPORT
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO

The ING VP Index Plus International Equity Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australia and Far East Index (“MSCI EAFE® Index”), while maintaining a market level of risk. The Portfolio is managed by Carl Ghielen, Portfolio Manager and Martin Jensen, Portfolio Manager of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 24.97% compared to the MSCI EAFE® Index(1), which returned 26.34% for the same period.

Portfolio Specifics: The Portfolio is designed to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the portfolio (between 300 and 400). The Portfolio is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The benchmark return exceeded the underlying portfolio return in the review period, even after excluding the negative effect of the

Country Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

modest cash holding in a strongly rising market. The deficit is attributable entirely to security selection within the sectors, as by design the country/regional and sector neutral construction of the portfolio should not add value.

The predictive power of the individual factors included in each of the international sector models for a particular reporting period substantially determines the stock selection result in each sector and country/region. The negative selection result was largely attributable to positioning within Japan. At the Portfolio level, the modest accent on cyclically sensitive stocks within sectors and countries/regions acted as a small headwind.

During the year, security selection in the financials sector detracted materially, due primarily to an adverse result from the change in return on invested capital factor in the largest sector in the benchmark. The free price to cash flow factor acted as a drag in healthcare, while earnings before interest and tax/price detracted in the healthcare and industrial sectors. For the reporting period, selection in materials and consumer discretionary contributed materially to performance. In materials, the earnings and dividend variables proved especially effective, while price to free cash flow and price to earnings helped rank consumer discretionary stocks successfully.

Current Strategy and Outlook: By design, the Portfolio maintains approximate benchmark weights of the countries/regions, economic sectors, and industries constituting the MSCI EAFE® Index. Stock selection flows from the in-sector/industry ranking models. Portfolio

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Allianz AG	1.6%

Royal Dutch Shell PLC — Class A	1.4%

Mizuho Financial Group, Inc.	1.4%

Societe Generale	1.4%

Royal Bank of Scotland Group PLC	1.4%

iShares MSCI EAFE Index Fund	1.4%

Fortis	1.3%

ThyssenKrupp AG	1.3%

Endesa SA	1.3%

Matsushita Electric Industrial Co., Ltd.	1.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

construction and risk control are utilized to ensure the characteristics of the portfolio are within an acceptable band around the benchmark. Our most attractive ranking stocks may have individual overweights of up to 1.0%, while for risk control purposes the maximum allowable underweight per security is 0.50%. Within this context, the Portfolio continues to have a modest tilt towards lower-valuation and smaller-capitalization stocks. Stocks in the Portfolio, on average, generated historic earnings growth and have current dividend yields similar to the index. They also produced a slightly higher return on equity than the median index stock.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception
		of Class ADV		of Classes I and S		of Class S2
	1 Year	April 12, 2006*		July 29, 2005		January 10, 2006

Class ADV	—	14.58%		—		—
Class I	25.32%	—		25.70%		—
Class S	24.97%	—		25.30%		—
Class S2	—	—		—		19.72%
MSCI EAFE® Index(1)	26.34%	15.49	%(2)	27.34	%(3)	26.34	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus International Equity Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

(1)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)Since inception performance of the index is shown from April 1, 2006.

(3)Since inception performance of the index is shown from August 1, 2005.

(4)Since inception performance of the index is shown from January 1, 2006.

*Class ADV commenced operations on April 12, 2006. On July 11, 2006, all outstanding shares of Class ADV were fully redeemed. On December 20, 2006, Class ADV re-commenced operations. The return for Class ADV includes the performance of Class S, adjusted to reflect the higher expenses of Class ADV, for the period of July 12, 2006 to December 19, 2006.

ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Disciplined Small Cap Value	Value	Value	Expense	Months Ended
Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class I	$1,000.00	$1,112.60	0.75%	$3.99
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.42	0.75%	$3.82

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING EquitiesPlus Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.00%	$0.08
Class I(a)	1,000.00	1,000.00	0.40	0.03
Class S	1,000.00	1,123.10	0.65	3.48
Class S2	1,000.00	1,121.00	0.80	4.28
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,020.16	1.00%	$5.09
Class I	1,000.00	1,023.19	0.40	2.04
Class S	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,021.17	0.80	4.08

ING Evergreen Health Sciences Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.35%	$0.11
Class I	1,000.00	1,105.50	0.75	3.98
Class S	1,000.00	1,103.80	1.00	5.30
Class S2(a)	1,000.00	1,000.00	1.15	0.09
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,019.41	1.15	5.85

ING Evergreen Omega Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.18%	$0.10
Class I	1,000.00	1,102.30	0.58	3.07
Class S	1,000.00	1,100.90	0.83	4.40
Class S2	1,000.00	1,100.30	0.98	5.19
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.16	1.18%	$6.01
Class I	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,020.27	0.98	4.99

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Global Real Estate Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,241.60	1.50%	$8.48
Class I	1,000.00	1,246.80	0.90	5.10
Class S	1,000.00	1,245.90	1.15	6.51
Class S2	1,000.00	1,244.80	1.30	7.36
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,018.65	1.30	6.61

ING Global Resources Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$994.90	1.25%	$0.48
Class I	1,000.00	1,059.40	0.65	3.37
Class S	1,000.00	1,057.70	0.90	4.67
Class S2	1,000.00	1,057.10	1.05	5.44
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,019.91	1.05	5.35

ING Global Technology Portfolio
Actual Portfolio Return
Class ADV(b)	$1,000.00	$1,000.00	1.65%	$0.14
Class I	1,000.00	1,110.70	1.05	5.59
Class S	1,000.00	1,109.50	1.30	6.91
Class S2	1,000.00	1,108.40	1.45	7.71
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,016.89	1.65%	$8.39
Class I	1,000.00	1,019.91	1.05	5.35
Class S	1,000.00	1,018.65	1.30	6.61
Class S2	1,000.00	1,017.90	1.45	7.37

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, adjusted for contractual changes, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 18, 2006. Expenses paid reflect the 14 day period ended December 31, 2006.

(b)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING International Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.62%	$0.13
Class I	1,000.00	1,147.00	1.02	5.52
Class S	1,000.00	1,145.50	1.27	6.87
Class S2	1,000.00	1,145.10	1.42	7.68
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.04	1.62%	$8.24
Class I	1,000.00	1,020.06	1.02	5.19
Class S	1,000.00	1,018.80	1.27	6.46
Class S2	1,000.00	1,018.05	1.42	7.22

ING Janus Contrarian Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.38%	$0.11
Class I	1,000.00	1,178.60	0.78	4.28
Class S	1,000.00	1,177.60	1.03	5.65
Class S2	1,000.00	1,176.10	1.18	6.47
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,021.27	0.78	3.97
Class S	1,000.00	1,020.01	1.03	5.24
Class S2	1,000.00	1,019.26	1.18	6.01

ING JPMorgan Emerging Markets Equity Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,257.90	1.86%	$10.59
Class I	1,000.00	1,261.20	1.26	7.18
Class S	1,000.00	1,259.20	1.51	8.60
Class S2	1,000.00	1,258.40	1.66	9.45
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	1,016.84	1.66	8.44

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING JPMorgan Small Cap Core	Value	Value	Expense	Months Ended
Equity Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,082.30	1.46%	$7.66
Class I	1,000.00	1,085.70	0.86	4.52
Class S	1,000.00	1,084.00	1.11	5.83
Class S2	1,000.00	1,083.80	1.26	6.62
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.85	1.46%	$7.43
Class I	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,018.85	1.26	6.41

ING JPMorgan Value Opportunities Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,148.00	1.13%	$6.12
Class I	1,000.00	1,149.10	0.53	2.87
Class S	1,000.00	1,147.00	0.78	4.22
Class S2	1,000.00	1,146.00	0.93	5.03
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,020.52	0.93	4.74

ING Julius Baer Foreign Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,170.70	1.48%	$8.10
Class I	1,000.00	1,174.10	0.88	4.82
Class S	1,000.00	1,172.50	1.13	6.19
Class S2	1,000.00	1,171.30	1.28	7.01
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.74	1.48%	$7.53
Class I	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,018.75	1.28	6.51

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Legg Mason Partners All Cap	Value	Value	Expense	Months Ended
Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,124.80	1.34%	$7.18
Class I	1,000.00	1,129.10	0.74	3.97
Class S	1,000.00	1,128.10	0.99	5.31
Class S2	1,000.00	1,126.50	1.14	6.11
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

ING Legg Mason Value Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,117.20	1.37%	$7.31
Class I	1,000.00	1,120.30	0.77	4.12
Class S	1,000.00	1,118.70	1.02	5.45
Class S2	1,000.00	1,118.20	1.17	6.25
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	1,019.31	1.17	5.96

ING Limited Maturity Bond Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,024.90	0.88%	$4.49
Class I	1,000.00	1,028.70	0.28	1.43
Class S	1,000.00	1,027.80	0.53	2.71
Class S2	1,000.00	1,027.70	0.68	3.48
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	1,022.53	0.53	2.70
Class S2	1,000.00	1,021.78	0.68	3.47

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Liquid Assets Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class I	$1,000.00	$1,026.10	0.29%	$1.48
Class S	1,000.00	1,024.80	0.54	2.76
Class S2	1,000.00	1,024.00	0.69	3.52
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.74	0.29%	$1.48
Class S	1,000.00	1,022.48	0.54	2.75
Class S2	1,000.00	1,021.73	0.69	3.52

ING Marsico Growth Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,068.30	1.36%	$7.09
Class I	1,000.00	1,071.70	0.76	3.97
Class S	1,000.00	1,069.70	1.01	5.27
Class S2	1,000.00	1,069.40	1.16	6.05
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,019.36	1.16	5.90

ING Marsico International Opportunities Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,162.60	1.28%	$6.98
Class I	1,000.00	1,165.80	0.68	3.71
Class S	1,000.00	1,164.80	0.93	5.07
Class S2(a)	1,000.00	1,000.00	1.08	0.09
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,020.52	0.93	4.74
Class S2	1,000.00	1,019.76	1.08	5.50

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING MFS Total Return Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,097.30	1.23%	$6.50
Class I	1,000.00	1,100.50	0.63	3.34
Class S	1,000.00	1,098.80	0.88	4.66
Class S2	1,000.00	1,098.00	1.03	5.45
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,022.03	0.63	3.21
Class S	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,020.01	1.03	5.24

ING MFS Utilities Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,216.70	1.37%	$6.95
Class I	1,000.00	1,207.10	0.77	4.28
Class S	1,000.00	1,205.80	1.02	5.67
Class S2(b)	1,000.00	1,000.00	1.17	0.10
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	1,019.31	1.17	5.96

ING Oppenheimer Main Street Portfolio®
Actual Portfolio Return
Class ADV	$1,000.00	$1,114.10	1.24%	$6.61
Class I	1,000.00	1,118.50	0.64	3.42
Class S	1,000.00	1,116.70	0.89	4.75
Class S2	1,000.00	1,115.80	1.04	5.55
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was July 18, 2006. Expenses paid reflect the 167 day period ended December 31, 2006.

(b)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING PIMCO Core Bond Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,051.40	1.20%	$6.20
Class I	1,000.00	1,052.10	0.60	3.10
Class S	1,000.00	1,050.10	0.85	4.39
Class S2	1,000.00	1,050.50	1.00	5.17
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,020.16	1.00	5.09

ING PIMCO High Yield Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,068.90	1.10%	$5.74
Class I	1,000.00	1,073.60	0.50	2.61
Class S	1,000.00	1,072.20	0.75	3.92
Class S2(a)	1,000.00	1,000.00	0.90	0.07
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,020.67	0.90	4.58

ING Pioneer Fund Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.31%	$0.11
Class I	1,000.00	1,112.80	0.71	3.78
Class S	1,000.00	1,111.20	0.96	5.11
Class S2(a)	1,000.00	1,000.00	1.11	0.09
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,019.61	1.11	5.65

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Pioneer Mid Cap Value	Value	Value	Expense	Months Ended
Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.24%	$0.10
Class I	1,000.00	1,112.90	0.64	3.41
Class S	1,000.00	1,111.40	0.89	4.74
Class S2(a)	1,000.00	1,000.00	1.04	0.09
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

ING Stock Index Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,125.60	0.26%	$1.39
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.89	0.26%	$1.33

ING VP Index Plus International Equity Portfolio
Actual Portfolio Return
Class ADV(b)	$1,000.00	$1,008.40	1.15%	$0.38
Class I	1,000.00	1,149.10	0.55	2.98
Class S	1,000.00	1,147.80	0.80	4.33
Class S2	1,000.00	1,147.40	0.95	5.14
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.41	1.15%	$5.85
Class I	1,000.00	1,022.43	0.55	2.80
Class S	1,000.00	1,021.17	0.80	4.08
Class S2	1,000.00	1,020.42	0.95	4.84

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

(b)	Commencement of operations was December 20, 2006. Expenses paid reflect the 12 day period ended December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio, ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Global Real Estate Portfolio, ING Global Resources Portfolio, ING Global Technology Portfolio (formerly, ING Goldman Sachs Tollkeeper Portfolio), ING International Portfolio, ING Janus Contrarian Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING JP Morgan Small Cap Core Equity Portfolio (formerly, ING JPMorgan SmallCap Equity Portfolio), ING JPMorgan Value Opportunities Portfolio, ING Julius Baer Foreign Portfolio, ING Legg Mason Partners All Cap Portfolio (formerly, ING Salomon Brothers All Cap Portfolio), ING Legg Mason Value Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING Marsico International Opportunities Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Oppenheimer Main Street Portfolio, ING PIMCO Core Bond Portfolio, ING PIMCO High Yield Portfolio, ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio, ING Stock Index Portfolio, ING VP Index Plus International Equity Portfolio, each a series of ING Investors Trust, as of December 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the period prior to January 1, 2003, the financial highlights were audited by other auditors whose reports thereon dated February 7, 2003 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING		ING
	Disciplined		Evergreen	ING
	Small Cap	ING	Health	Evergreen
	Value	EquitiesPlus	Sciences	Omega
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value*	$60,972,584	$127,719,061	$203,445,331	$201,632,413
Short-term investments at amortized cost	710,000	11,850,125	2,799,285	294,925
Cash	—	1,201	312,063	441,573
Cash collateral for futures	—	101,544	—	—

Receivables:
Investment securities sold	—	15,125,313	—	—
Receivable for interest rate swap	—	151,800	—	—
Fund shares sold	64,182	2,000	16,481	80,692
Dividends and interest	142,756	861,459	139,058	99,245
Variation margin receivable	—	3,203	—	—
Prepaid expenses	5,469	6,227	330	159

Total assets	$61,894,991	$155,821,933	$206,712,548	$202,549,007

LIABILITIES:
Payable for investment securities purchased	404,550	15,098,359	—	—
Payable for fund shares redeemed	—	114,930	353,483	258,148
Payable for futures variation margin	—	467,260	—	—
Sale commitments, at value (Note 2)( 7/8)	—	10,068,750	—	—
Unrealized depreciation on swap agreements	—	271,940	—	—
Payable to affiliates	33,482	75,225	175,986	107,100
Payable to custodian due to bank overdraft	6,907	—	—	—
Payable for trustee fees	522	4,820	—	—
Other accrued expenses and liabilities	26,105	22,144	—	—

Total liabilities	471,566	26,123,428	529,469	365,248

NET ASSETS	$61,423,425	$129,698,505	$206,183,079	$202,183,759

NET ASSETS WERE COMPRISED OF:
Paid-in capital	55,970,782	119,194,793	175,150,817	183,929,149
Undistributed net investment income	607,675	4,465,494	282,456	620,121
Accumulated net realized gain on investments, foreign currency related transactions, futures, and swaps	585,900	6,103,763	6,572,731	1,649,478
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	4,259,068	(65,545)	24,177,075	15,985,011

NET ASSETS	$61,423,425	$129,698,505	$206,183,079	$202,183,759

* Cost of investments in securities	$56,713,516	$127,452,890	$179,269,230	$185,647,402
( 7/8) Proceeds from sale commitments	$—	$10,101,953	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING		ING
	Disciplined		Evergreen	ING
	Small Cap	ING	Health	Evergreen
	Value	EquitiesPlus	Sciences	Omega
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	n/a	$1,000	$1,000	$1,000
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	92	82	87
Net asset value and redemption price per share	n/a	$10.83	$12.17	$11.52

Class I:
Net assets	$61,423,425	$1,000	$3,963,179	$190,233,342
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,601,588	92	324,833	16,343,870
Net asset value and redemption price per share	$10.97	$10.85	$12.20	$11.64

Class S:
Net assets	n/a	$129,663,581	$202,217,900	$10,618,162
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	11,942,859	16,609,346	917,679
Net asset value and redemption price per share	n/a	$10.86	$12.17	$11.57

Class S2:
Net assets	n/a	$32,924	$1,000	$1,331,255
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	3,037	82	115,521
Net asset value and redemption price per share	n/a	$10.84	$12.17	$11.52

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING	ING	ING
	Global	Global	Global	ING
	Real Estate	Resources	Technology	International
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$124,834,959	$581,303,712	$87,370,039	$182,350,656
Short-term investments at amortized cost	—	129,078,931	19,591,426	13,595,940
Cash	3,968,470	130,210	630	65,105
Foreign currencies at value**	—	—	28	29,887

Receivables:
Investment securities sold	11,931	12,776,001	—	—
Fund shares sold	512,546	154,824	74,952	1,000
Dividends and interest	546,785	550,156	26,047	359,929
Prepaid expenses	854	1,406	280	778
Reimbursement due from manager	3,445	—	26,857	—

Total assets	$129,878,990	$723,995,240	$107,090,259	$196,403,295

LIABILITIES:
Payable for investment securities purchased	2,942,659	4,342,038	—	2,272,602
Payable for fund shares redeemed	44,069	76,199	438	92,073
Payable upon receipt of securities loaned	—	126,959,931	19,306,426	10,825,940
Income distribution payable	6,066	—	—	—
Payable to affiliates	112,597	450,292	111,802	195,672
Payable to custodian due to foreign currency overdraft***	992	196,265	—	—
Payable for trustee fees	2,510	—	—	—
Other accrued expenses and liabilities	38,129	—	—	—

Total liabilities	3,147,022	132,024,725	19,418,666	13,386,287

NET ASSETS	$126,731,968	$591,970,515	$87,671,593	$183,017,008

NET ASSETS WERE COMPRISED OF:
Paid-in capital	107,216,393	460,616,610	77,883,198	123,572,796
Undistributed net investment income	3,099,809	124,735	—	1,922,292
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(4,859,576)	83,683,051	1,064,125	31,954,716
Net unrealized appreciation on investments and foreign currency related transactions	21,275,342	47,546,119	8,724,270	25,567,204

NET ASSETS	$126,731,968	$591,970,515	$87,671,593	$183,017,008

+ Including securities loaned at value	$—	$122,262,120	$18,811,352	$10,361,730
* Cost of investments in securities	$103,559,946	$533,760,130	$78,645,769	$156,786,092
** Cost of foreign currencies	$—	$—	$28	$29,754
*** Cost of foreign currency overdraft	$696	$196,266	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING	ING	ING
	Global	Global	Global	ING
	Real Estate	Resources	Technology	International
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,227	$181,248	$1,000	$1,000
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	92	8,376	142	93
Net asset value and redemption price per share	$13.34	$21.64	$7.04	$10.70

Class I:
Net assets	$44,705,778	$19,959,629	$916	$912
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,331,892	913,918	129	85
Net asset value and redemption price per share	$13.42	$21.84	$7.10	$10.73

Class S:
Net assets	$80,217,818	$540,037,111	$80,843,065	$172,564,184
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,983,990	24,837,978	11,420,857	16,070,706
Net asset value and redemption price per share	$13.41	$21.74	$7.08	$10.74

Class S2:
Net assets	$1,807,145	$31,792,527	$6,826,612	$10,450,912
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	134,349	1,469,645	970,263	976,716
Net asset value and redemption price per share	$13.45	$21.63	$7.04	$10.70

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

		ING	ING	ING
	ING	JPMorgan	JPMorgan	JPMorgan
	Janus	Emerging	Small Cap	Value
	Contrarian	Markets Equity	Core Equity	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$150,347,838	$746,853,023	$423,276,972	$337,433,748
Short-term investments at amortized cost	38,684,797	104,664,843	106,591,313	9,615,542
Cash	100,806	3,963,519	1,129,004	1,252,407
Foreign currencies at value**	21,256	3,237,702	—	—

Receivables:
Investment securities sold	—	—	1,589,988	—
Fund shares sold	179,130	1,878,958	3,532	210,328
Dividends and interest	157,695	901,845	567,202	449,459
Unrealized appreciation on forward foreign currency contracts	143,783	—	—	—
Prepaid expenses	277	3,272	1,388	2,941
Reimbursement due from manager	—	—	—	4,132

Total assets	$189,635,582	$861,503,162	$533,159,399	$348,968,557

LIABILITIES:
Payable for investment securities purchased	167,153	—	850,336	—
Payable for fund shares redeemed	—	358,304	930,832	3,062,377
Payable for futures variation margin	—	—	70,150	—
Payable upon receipt of securities loaned	30,588,037	74,420,574	94,653,364	—
Unrealized depreciation on forward currency contracts	418,944	—	—	—
Payable to affiliates	132,128	926,356	388,103	161,845
Payable for trustee fees	—	31,488	—	1,504
Other accrued expenses and liabilities	—	65,207	—	51,681
Accrued foreign taxes on capital gains	159,337	—	—	—

Total liabilities	31,465,599	75,801,929	96,892,785	3,277,407

NET ASSETS	$158,169,983	$785,701,233	$436,266,614	$345,691,150

NET ASSETS WERE COMPRISED OF:
Paid-in capital	114,280,330	525,110,439	357,890,941	286,005,258
Undistributed net investment income	116,943	10,394,846	1,050,077	5,215,768
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	12,195,469	(6,452,583)	23,204,220	19,262,626
Net unrealized appreciation on investments, foreign currency related transactions, and futures	31,577,241	256,648,531	54,121,376	35,207,498

NET ASSETS	$158,169,983	$785,701,233	$436,266,614	$345,691,150

+ Including securities loaned at value	$29,792,435	$72,108,063	$91,247,640	$—
* Cost of investments in securities	$118,495,519	$490,219,052	$369,069,687	$302,226,250
** Cost of foreign currencies	$21,730	$3,223,203	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

		ING	ING	ING
	ING	JPMorgan	JPMorgan	JPMorgan
	Janus	Emerging	Small Cap	Value
	Contrarian	Markets Equity	Core Equity	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,000	$430,623	$1,953,839	$9,293
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	67	22,175	138,602	735
Net asset value and redemption price per share	$14.81	$19.42	$14.10	$12.64

Class I:
Net assets	$1,087	$193,412,859	$131,531,768	$264,845,428
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	73	9,863,557	9,180,434	20,840,791
Net asset value and redemption price per share	$14.89	$19.61	$14.33	$12.71

Class S:
Net assets	$150,930,370	$556,575,935	$248,675,449	$79,125,562
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,131,893	28,419,566	17,469,951	6,234,052
Net asset value and redemption price per share	$14.90	$19.58	$14.23	$12.69

Class S2:
Net assets	$7,237,526	$35,281,816	$54,105,558	$1,710,867
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	488,555	1,814,090	3,829,671	135,408
Net asset value and redemption price per share	$14.81	$19.45	$14.13	$12.63

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

		ING
	ING	Legg Mason	ING	ING
	Julius Baer	Partners	Legg Mason	Limited
	Foreign	All Cap	Value	Maturity Bond
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$1,607,266,368	$398,488,392	$864,009,429	$395,763,532
Short-term investments at amortized cost	114,162,058	92,236,415	—	114,189,020
Short-term investments in affiliates at amortized cost	—	—	—	10,000,000
Cash	16,710,098	606,853	5,814,720	99,630
Cash collateral for futures	—	—	—	154,344
Foreign currencies at value**	30,744,737	—	—	—

Receivables:
Investment securities sold	2,436,051	—	386,025	430
Fund shares sold	1,527,530	58	413,468	223,501
Dividends and interest	1,600,575	551,435	364,547	3,177,882
Variation margin receivable	—	—	—	47,750
Unrealized appreciation on forward foreign currency contracts	13,206	—	—	—
Prepaid expenses	2,879	1,635	2,001	1,307

Total assets	$1,774,463,502	$491,884,788	$870,990,190	$523,657,396

LIABILITIES:
Payable for investment securities purchased	15,018,102	1,023,224	884,618	1,873,581
Payable for fund shares redeemed	1,379,066	210,489	6,148,346	103,093
Payable for futures variation margin	—	—	—	48,529
Payable upon receipt of securities loaned	86,984,072	86,801,804	—	107,324,020
Unrealized depreciation on forward currency contracts	3,073,881	—	—	—
Payable to affiliates	1,384,149	341,324	671,752	158,920
Payable to custodian due to foreign currency overdraft***	—	—	108	—

Total liabilities	107,839,270	88,376,841	7,704,824	109,508,143

NET ASSETS	$1,666,624,232	$403,507,947	$863,285,366	$414,149,253

NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,252,637,986	287,342,219	720,274,270	406,163,233
Undistributed net investment income	2,028,253	4,542,404	111	14,706,656
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	130,351,249	15,494,748	11,253,114	(5,936,530)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	281,606,744	96,128,576	131,757,871	(784,106)

NET ASSETS	$1,666,624,232	$403,507,947	$863,285,366	$414,149,253

+ Including securities loaned at value	$83,114,940	$83,929,319	$—	$104,964,488
* Cost of investments in securities	$1,322,797,856	$302,363,854	$732,252,366	$396,439,794
** Cost of foreign currencies	$30,581,138	$—	$—	$—
*** Cost of foreign currency overdraft	$—	$—	$111	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

		ING
	ING	Legg Mason	ING	ING
	Julius Baer	Partners	Legg Mason	Limited
	Foreign	All Cap	Value	Maturity Bond
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$459,908	$1,085	$7,426,645	$1,002
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,352	71	663,197	94
Net asset value and redemption price per share	$16.81	$15.28	$11.20	$10.66

Class I:
Net assets	$864,922,618	$1,096	$373,802,238	$118,858,392
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	51,047,058	71	33,050,802	11,103,502
Net asset value and redemption price per share	$16.94	$15.44	$11.31	$10.70

Class S:
Net assets	$727,744,854	$377,038,547	$452,028,925	$295,288,853
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	43,127,586	24,394,901	40,138,937	27,530,435
Net asset value and redemption price per share	$16.87	$15.46	$11.26	$10.73

Class S2:
Net assets	$73,496,852	$26,467,219	$30,027,558	$1,006
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,366,646	1,722,720	2,678,254	94
Net asset value and redemption price per share	$16.83	$15.36	$11.21	$10.70

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

			ING
	ING	ING	Marsico	ING
	Liquid	Marsico	International	MFS
	Assets	Growth	Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$—	$911,587,695	$371,204,145	$1,594,525,467
Short-term investments at amortized cost	984,883,852	255,333,972	12,605,714	321,220,003
Cash	38,563	599,095	834,861	1,349,819
Foreign currencies at value**	—	—	17,890	12

Receivables:
Investment securities sold	—	—	—	1,034,614
Fund shares sold	8,993,592	174,560	374,527	10,747
Dividends and interest	3,751,894	585,195	234,122	7,361,103
Prepaid expenses	3,786	3,650	3,097	6,466
Reimbursement due from manager	—	21,763	39,671	—

Total assets	$997,671,687	$1,168,305,930	$385,314,027	$1,925,508,231

LIABILITIES:
Payable for investment securities purchased	—	—	574,508	2,142,526
Payable for fund shares redeemed	170,184	578,559	221,680	1,827,132
Payable upon receipt of securities loaned	4,787,048	253,613,412	6,329,319	306,520,310
Income distribution payable	10	—	—	—
Payable to affiliates	396,492	775,258	253,861	1,197,711
Payable for trustee fees	79,875	—	2,190	—
Other accrued expenses and liabilities	8,435	—	73,019	—

Total liabilities	5,442,044	254,967,229	7,454,577	311,687,679

NET ASSETS	$992,229,643	$913,338,701	$377,859,450	$1,613,820,552

NET ASSETS WERE COMPRISED OF:
Paid-in capital	992,323,656	1,403,193,894	297,024,604	1,352,230,547
Undistributed net investment income	—	11,854	4,170,634	43,556,238
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(94,013)	(706,832,742)	24,215,453	74,207,111
Net unrealized appreciation on investments and foreign currency related transactions	—	216,965,695	52,448,759	143,826,656

NET ASSETS	$992,229,643	$913,338,701	$377,859,450	$1,613,820,552

+ Including securities loaned at value	$4,652,585	$246,907,219	$6,199,414	$297,970,707
* Cost of investments in securities	$—	$694,622,000	$318,762,007	$1,450,699,831
** Cost of foreign currencies	$—	$—	$17,032	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

			ING
	ING	ING	Marsico	ING
	Liquid	Marsico	International	MFS
	Assets	Growth	Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	n/a	$11,394,467	$17,507,244	$6,427,580
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	693,869	1,150,079	342,285
Net asset value and redemption price per share	n/a	$16.42	$15.22	$18.78

Class I:
Net assets	$204,661,626	$75,919,607	$137,712,108	$151,940,372
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	204,649,083	4,539,125	8,986,924	7,983,496
Net asset value and redemption price per share	$1.00	$16.73	$15.32	$19.03

Class S:
Net assets	$767,059,441	$801,219,363	$222,639,098	$1,400,960,160
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	767,171,741	48,313,881	14,574,384	73,722,733
Net asset value and redemption price per share	$1.00	$16.58	$15.28	$19.00

Class S2:
Net assets	$20,508,576	$24,805,264	$1,000	$54,492,440
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,508,943	1,504,816	65	2,887,560
Net asset value and redemption price per share	$1.00	$16.48	$15.28	$18.87

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	PIMCO
	Utilities	Main Street	Core Bond	High Yield
	Portfolio	Portfolio®	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$300,155,441	$552,154,119	$1,788,777,040	$835,817,579
Short-term investments at amortized cost	15,080,576	62,747,572	261,594,833	203,872,343
Cash	386	553,689	48,204,073	5,121,728
Foreign currencies at value**	10,294	—	11,701,683	4,034,109

Receivables:
Investment securities sold	4,547,831	4,857,888	909,982,731	—
Fund shares sold	5,324	1,570	1,664,588	1,017,318
Dividends and interest	515,440	658,228	7,851,614	15,540,858
Variation margin receivable	—	—	19,089	—
Unrealized appreciation on forward foreign currency contracts	45,208	—	2,064,116	227,935
Upfront payments made on swap agreements	—	—	5,154,439	84,583
Unrealized appreciation on swap agreements	—	—	6,132,962	346,103
Prepaid expenses	2,371	2,358	4,105	2,871

Total assets	$320,362,871	$620,975,424	$3,043,151,273	$1,066,065,427

LIABILITIES:
Payable for investment securities purchased	5,350,722	5,554,887	1,171,528,566	58,248,828
Payable for fund shares redeemed	718,994	717,394	409	103,550
Payable for futures variation margin	—	—	578,681	—
Payable upon receipt of securities loaned	—	60,539,136	22,578,243	154,218,065
Sale commitments, at value (Note 2)^	—	—	342,801,282	—
Unrealized depreciation on forward currency contracts	106,943	—	85,176	11,792
Payable for floating rate note issued	—	—	6,175,654	—
Upfront payments received on swap agreements	—	—	7,224,167	316,983
Unrealized depreciation on swap agreements	—	—	5,020,587	1,285,806
Payable to affiliates	249,154	417,358	863,214	496,469
Payable for trustee fees	2,150	—	—	—
Other accrued expenses and liabilities	59,309	—	—	—
Options written	—	—	5,479,279	—

Total liabilities	6,487,272	67,228,775	1,562,335,258	214,681,493

NET ASSETS	$313,875,599	$553,746,649	$1,480,816,015	$851,383,934

NET ASSETS WERE COMPRISED OF:
Paid-in capital	252,129,288	683,883,305	1,437,337,518	830,232,781
Undistributed net investment income	2,761,678	5,184,988	51,063,647	123,225
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	14,703,925	(199,709,995)	(6,605,157)	3,003,441
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	44,280,708	64,388,351	(979,993)	18,024,487

NET ASSETS	$313,875,599	$553,746,649	$1,480,816,015	$851,383,934

+ Including securities loaned at value	$—	$58,677,997	$22,048,788	$150,353,910
* Cost of investments in securities	$255,810,907	$487,765,945	$1,792,942,797	$816,990,034
** Cost of foreign currencies	$6,478	$—	$11,674,811	$4,019,479
^ Proceeds from sales commitments	$—	$—	$344,603,078	$—
Premiums received for options written	$—	$—	$7,339,676	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	PIMCO
	Utilities	Main Street	Core Bond	High Yield
	Portfolio	Portfolio®	Portfolio	Portfolio

Class ADV:
Net assets	$85,830	$1,099	$1,039	$2,507
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,903	56	96	243
Net asset value and redemption price per share	$14.54	$19.63	$10.82	$10.32

Class I:
Net assets	$7,489,074	$5,628,949	$795,703,968	$162,092,581
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	512,874	283,874	73,130,626	15,719,014
Net asset value and redemption price per share	$14.60	$19.83	$10.88	$10.31

Class S:
Net assets	$306,299,695	$542,957,569	$643,131,065	$689,287,846
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	21,041,235	27,376,766	59,030,374	66,821,040
Net asset value and redemption price per share	$14.56	$19.83	$10.89	$10.32

Class S2:
Net assets	$1,000	$5,159,032	$41,979,943	$1,000
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	69	261,336	3,868,936	97
Net asset value and redemption price per share	$14.54	$19.74	$10.85	$10.32

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

		ING		ING
	ING	Pioneer	ING	VP Index Plus
	Pioneer	Mid Cap	Stock	International
	Fund	Value	Index	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$128,681,270	$750,368,006	$391,378,153	$376,987,317
Short-term investments at amortized cost	865,779	200,875,124	61,230,542	8,380,339
Short-term investments in affiliates at amortized cost	—	—	8,000,000	—
Cash	577,864	2,035,095	1,086	8,613,259
Cash collateral for futures	—	—	532,000	—
Foreign currencies at value**	—	—	—	1,208,271

Receivables:
Investment securities sold	—	650,992	60,257	—
Fund shares sold	41,850	1,634,354	113,313	526,138
Dividends and interest	257,326	786,387	583,343	438,732
Prepaid expenses	84	955	1,557	2,830
Reimbursement due from manager	4,441	—	—	37,081

Total assets	$130,428,614	$956,350,913	$461,900,251	$396,193,967

LIABILITIES:
Payable for investment securities purchased	—	3,861,052	—	—
Payable for fund shares redeemed	11,225	610	94,393	250,932
Payable for futures variation margin	—	—	51,300	—
Payable upon receipt of securities loaned	—	183,723,508	56,060,542	8,380,339
Payable to affiliates	103,626	552,109	91,972	199,058
Payable for trustee fees	—	—	—	4,106
Other accrued expenses and liabilities	—	—	—	44,254

Total liabilities	114,851	188,137,279	56,298,207	8,878,689

NET ASSETS	$130,313,763	$768,213,634	$405,602,044	$387,315,278

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$108,712,133	$661,648,406	$316,344,872	$352,365,438
Undistributed net investment income	1,321,241	5,103,241	6,873,885	185,992
Accumulated net realized gain on investments, foreign currency related transactions, and futures	2,832,249	43,514,983	11,061,197	487,325
Net unrealized appreciation on investments, foreign currency related transactions, and futures	17,448,140	57,947,004	71,322,090	34,276,523

NET ASSETS	$130,313,763	$768,213,634	$405,602,044	$387,315,278

+ Including securities loaned at value	$—	$177,923,997	$54,305,195	$7,964,848
* Cost of investments in securities	$111,233,187	$692,421,002	$320,092,480	$342,718,682
** Cost of foreign currencies	$—	$—	$—	$1,208,550

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

		ING		ING
	ING	Pioneer	ING	VP Index Plus
	Pioneer	Mid Cap	Stock	International
	Fund	Value	Index	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,000	$1,000	n/a	$981
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	78	81	n/a	75
Net asset value and redemption price per share	$12.89	$12.30	n/a	$13.08

Class I:
Net assets	$31,524,090	$135,708,111	$405,602,044	$272,333,415
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,439,124	10,991,810	31,573,465	20,773,075
Net asset value and redemption price per share	$12.92	$12.35	$12.85	$13.11

Class S:
Net assets	$98,787,673	$632,503,523	n/a	$114,292,534
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	7,663,751	51,415,497	n/a	8,732,301
Net asset value and redemption price per share	$12.89	$12.30	n/a	$13.09

Class S2:
Net assets	$1,000	$1,000	n/a	$688,348
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	78	81	n/a	52,397
Net asset value and redemption price per share	$12.89	$12.30	n/a	$13.14

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

STATEMENTS OF OPERATIONS

	ING		ING	ING
	Disciplined	ING	Evergreen	Evergreen
	Small Cap Value	EquitiesPlus	Health Sciences	Omega
	Portfolio	Portfolio	Portfolio	Portfolio

	April 28, 2006(2)	April 28, 2006(2)	Year Ended	Year Ended
	to December 31,	to December 31,	December 31,	December 31,
	2006	2006	2006	2006

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$855,908	$63,586	$1,989,076	$1,657,450
Interest(1)	34,364	4,692,119	134,134	173,210

Total investment income	890,272	4,755,705	2,123,210	1,830,660

EXPENSES:
Investment management fees	186,747	261,773	—	—
Unified fees	—	—	1,397,814	1,228,379

Distribution and service fees:
Class S	—	218,098	460,460	21,323
Class S2	—	90	—	5,693
Transfer agent fees	324	679	—	—
Administrative service fees	33,954	87,257	—	—
Shareholder reporting expense	6,088	13,642	—	—
Professional fees	5,817	6,732	—	—
Custody and accounting expense	9,392	18,196	—	—
Trustee fees and expenses	960	6,176	28,360	8,853
Offering expense	10,028	10,028	—	—
Miscellaneous expense	3,301	4,326	—	—

Total expenses	256,611	626,997	1,886,634	1,264,248
Net waived and reimbursed fees	—	(58,862)	—	(1,150)
Brokerage commission recapture	—	—	(21,988)	(39,851)

Net expenses	256,611	568,135	1,864,646	1,223,247

Net investment income	633,661	4,187,570	258,564	607,413

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:

Net realized gain on:
Investments	553,725	305,950	7,923,700	4,326,089
Foreign currency related transactions	—	—	23,892	12,708
Futures and swaps	—	5,998,336	—	—

Net realized gain on investments, foreign currency related transactions, futures, and swaps	553,725	6,304,286	7,947,592	4,338,797

Net change in unrealized appreciation or depreciation on:
Investments	4,259,068	299,374	16,001,175	6,494,247
Foreign currency related transactions	—	—	1,325	—
Futures and swaps	—	(364,919)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	4,259,068	(65,545)	16,002,500	6,494,247

Net realized and unrealized gain on investments, foreign currency related transactions, futures, and swaps	4,812,793	6,238,741	23,950,092	10,833,044

Increase in net assets resulting from operations	$5,446,454	$10,426,311	$24,208,656	$11,440,457

* Foreign taxes withheld	$—	$5,014	$76,743	$12,598
(1) Affiliated income	$—	$8,126	$—	$—
(2) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING	ING	ING	ING
	Global Real Estate	Global Resources	Global Technology	International
	Portfolio	Portfolio	Portfolio	Portfolio

	January 3, 2006(1)	Year Ended	Year Ended	Year Ended
	to December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2006

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,455,773	$5,184,622	$285,110	$4,045,993
Interest	63,381	449,292	116,278	212,878
Securities lending income	—	361,408	16,897	144,731

Total investment income	1,519,154	5,995,322	418,285	4,403,602

EXPENSES:
Investment management fees	497,576	—	—	—
Unified fees	—	3,413,414	1,059,415	1,852,606

Distribution and service fees:
Class ADV	9	6	—	—
Class S	72,305	1,217,218	186,070	437,545
Class S2	2,370	144,136	32,416	51,206
Transfer agent fees	5,375	—	—	—
Administrative service fees	60,863	—	—	—
Shareholder reporting expense	15,432	—	—	—
Professional fees	7,466	—	—	—
Custody and accounting expense	36,433	—	—	—
Trustee fees and expenses	3,191	30,296	5,356	27,881
Offering expense	24,862	—	—	—
Miscellaneous expense	9,021	—	—	—

Total expenses	734,903	4,805,070	1,283,257	2,369,238
Net waived and reimbursed fees	(102,261)	(28,830)	(175,892)	(10,239)
Brokerage commission recapture	—	—	(4,028)	—

Net expenses	632,642	4,776,240	1,103,337	2,358,999

Net investment income (loss)	886,512	1,219,082	(685,052)	2,044,603

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	1,152,275	84,174,193	2,565,201	32,569,591
Foreign currency related transactions	(251,956)	412,464	(17,548)	(235,471)

Net realized gain on investments and foreign currency related transactions	900,319	84,586,657	2,547,653	32,334,120

Net change in unrealized appreciation or depreciation on:
Investments	21,275,013	2,836,150	5,432,711	1,697,189
Foreign currency related transactions	329	21,859	—	2,781

Net change in unrealized appreciation or depreciation on investments	21,275,342	2,858,009	5,432,711	1,699,970

Net realized and unrealized gain on investments and foreign currency related transactions	22,175,661	87,444,666	7,980,364	34,034,090

Increase in net assets resulting from operations	$23,062,173	$88,663,748	$7,295,312	$36,078,693

* Foreign taxes withheld	$65,128	$276,349	$—	$374,221
(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

		ING	ING	ING
	ING	JPMorgan	JPMorgan	JPMorgan
	Janus	Emerging	Small Cap	Value
	Contrarian	Markets Equity	Core Equity	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,479,726	$11,243,718	$4,567,861	$6,696,991
Interest	165,955	1,104,141	505,500	348,932
Securities lending income	187,055	361,074	220,475	—

Total investment income	1,832,736	12,708,933	5,293,836	7,045,923

EXPENSES:
Investment management fees	—	—	—	1,131,686
Unified fees	919,058	7,379,490	3,421,359	—

Distribution and service fees:
Class ADV	—	523	8,220	37
Class S	284,351	1,124,779	545,768	223,877
Class S2	26,006	138,035	253,336	5,896
Transfer agent fees	—	—	—	680
Administrative service fees	—	—	—	281,969
Shareholder reporting expense	—	—	—	56,918
Registration fees	—	—	—	86
Professional fees	—	—	—	32,143
Custody and accounting expense	—	—	—	37,395
Trustee fees and expenses	12,069	41,614	18,916	5,898
Offering expense	—	—	—	1,617
Miscellaneous expense	—	—	—	17,123

Total expenses	1,241,484	8,684,441	4,247,599	1,795,325
Net waived and reimbursed fees	(5,200)	(27,714)	(149,995)	(67,127)
Brokerage commission recapture	(6,071)	—	—	—

Net expenses	1,230,213	8,656,727	4,097,604	1,728,198

Net investment income	602,523	4,052,206	1,196,232	5,317,725

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments**	12,616,101	4,083,681	22,643,089	19,699,204
Foreign currency related transactions	(874,314)	(553,365)	—	—
Futures	—	—	910,054	—

Net realized gain on investments, foreign currency related transactions, and futures	11,741,787	3,530,316	23,553,143	19,699,204

Net change in unrealized appreciation or depreciation on:
Investments	13,309,380	170,082,308	29,774,520	29,933,828
Foreign currency related transactions	(244,449)	(28,305)	—	—
Futures	—	—	(21,336)	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	13,064,931	170,054,003	29,753,184	29,933,828

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	24,806,718	173,584,319	53,306,327	49,633,032

Increase in net assets resulting from operations	$25,409,241	$177,636,525	$54,502,559	$54,950,757

* Foreign taxes withheld	$14,067	$1,193,291	$3,376	$3,319
** Net of foreign tax on sale of Indian investments	$70,711	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

		ING
	ING	Legg Mason	ING	ING
	Julius Baer	Partners	Legg Mason	Limited
	Foreign	All Cap	Value	Maturity Bond
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$22,798,989	$7,694,836	$5,719,963	$173,978
Interest(1)	1,351,651	696,643	275,813	16,107,301
Securities lending income	915,409	63,104	—	115,978

Total investment income	25,066,049	8,454,583	5,995,776	16,397,257

EXPENSES:
Unified fees	10,749,643	2,921,006	5,561,108	941,810

Distribution and service fees:
Class ADV	1,100	5	39,866	5
Class S	1,740,186	925,968	1,185,578	761,877
Class S2	328,415	118,570	139,485	3
Trustee fees and expenses	56,082	20,492	32,255	16,964

Total expenses	12,875,426	3,986,041	6,958,292	1,720,659
Net waived and reimbursed fees	(65,903)	(31,297)	(35,870)	(1,118)
Brokerage commission recapture	(46,563)	(19,390)	(67,320)	—

Net expenses	12,762,960	3,935,354	6,855,102	1,719,541

Net investment income (loss)	12,303,089	4,519,229	(859,326)	14,677,716

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	134,914,862	15,608,659	12,623,503	(1,954,436)
Foreign currency related transactions	(9,183,101)	26,525	(6,676)	—
Futures	—	—	—	(755,349)

Net realized gain (loss) on investments, foreign currency related transactions, and futures	125,731,761	15,635,184	12,616,827	(2,709,785)

Net change in unrealized appreciation or depreciation on:
Investments	184,809,908	44,959,179	46,298,027	1,128,503
Foreign currency related transactions	(2,879,856)	4,040	(596)	—
Futures	—	—	—	(107,844)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	181,930,052	44,963,219	46,297,431	1,020,659

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	307,661,813	60,598,403	58,914,258	(1,689,126)

Increase in net assets resulting from operations	$319,964,902	$65,117,632	$58,054,932	$12,988,590

* Foreign taxes withheld	$2,871,792	$80,903	$—	$1,882
(1) Affiliated income	$—	$—	$—	$76,962

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

			ING
	ING	ING	Marsico	ING
	Liquid	Marsico	International	MFS
	Assets	Growth	Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$7,843,528	$4,100,004	$23,293,990
Interest	51,139,155	884,382	472,342	33,493,826
Securities lending income	1,299	287,605	25,394	221,900

Total investment income	51,140,454	9,015,515	4,597,740	57,009,716

EXPENSES:
Investment management fees	—	—	1,577,541	—
Unified fees	2,746,850	6,838,119	—	10,356,589

Distribution and service fees:
Class ADV	—	66,630	116,834	46,023
Class S	1,991,366	2,071,722	474,252	3,521,804
Class S2	87,565	118,934	—	257,462
Transfer agent fees	—	—	460	—
Administrative service fees	—	—	292,135	—
Shareholder reporting expense	—	—	46,383	—
Professional fees	—	—	31,001	—
Custody and accounting expense	—	—	137,884	—
Trustee fees and expenses	86,273	48,877	7,291	86,589
Offering expense	—	—	1,616	—
Miscellaneous expense	—	—	23,794	—

Total expenses	4,912,054	9,144,282	2,709,191	14,268,467
Net waived and reimbursed fees	(17,496)	(37,113)	(152,013)	(60,697)
Brokerage commission recapture	—	(96,064)	—	(103,655)

Net expenses	4,894,558	9,011,105	2,557,178	14,104,115

Net investment income	46,245,896	4,410	2,040,562	42,905,601

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	60,558	84,276,852	26,949,887	87,997,487
Foreign currency related transactions	—	7,444	(38,990)	12,680

Net realized gain on investments and foreign currency related transactions	60,558	84,284,296	26,910,897	87,990,167

Net change in unrealized appreciation or depreciation on:
Investments	—	(39,513,732)	33,041,859	52,301,365
Foreign currency related transactions	—	—	10,494	(956)

Net change in unrealized appreciation or depreciation on investments	—	(39,513,732)	33,052,353	52,300,409

Net realized and unrealized gain on investments and foreign currency related transactions	60,558	44,770,564	59,963,250	140,290,576

Increase in net assets resulting from operations	$46,306,454	$44,774,974	$62,003,812	$183,196,177

* Foreign taxes withheld	$—	$142,720	$301,473	$131,303

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	PIMCO
	Utilities	Main Street	Core Bond	High Yield
	Portfolio	Portfolio®	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,825,095	$10,009,356	$5,484	$148,285
Interest	767,657	85,824	59,134,765	58,961,039
Securities lending income	—	38,978	61,333	638,369

Total investment income	6,592,752	10,134,158	59,201,582	59,747,693

EXPENSES:
Investment management fees	1,276,841	—	—	—
Unified fees	—	3,531,172	7,198,850	3,854,754

Distribution and service fees:
Class ADV	189	6	1	11
Class S	516,894	1,365,853	1,958,817	1,744,275
Class S2	—	23,940	189,656	—
Transfer agent fees	548	—	—	—
Administrative service fees	212,804	—	—	—
Shareholder reporting expense	39,663	—	—	—
Professional fees	25,858	—	—	—
Custody and accounting expense	86,867	—	—	—
Trustee fees and expenses	7,058	31,798	58,811	40,928
Offering expense	1,616	—	—	—
Miscellaneous expense	29,946	—	—	—
Interest expense	—	—	278,054	—

Total expenses	2,198,284	4,952,769	9,684,189	5,639,968
Net waived and reimbursed fees	(4,664)	(4,790)	(37,932)	(2)
Brokerage commission recapture	(31,882)	—	—	—

Net expenses	2,161,738	4,947,979	9,646,257	5,639,966

Net investment income	4,431,014	5,186,179	49,555,325	54,107,727

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:

Net realized gain (loss) on:
Investments	15,183,805	42,936,854	(3,494,131)	2,361,826
Foreign currency related transactions	(1,571,082)	530	(3,676,777)	(1,376,403)
Futures, swaps, and options	—	—	12,431,161	491,662

Net realized gain on investments, foreign currency related transactions, futures, swaps, and options	13,612,723	42,937,384	5,260,253	1,477,085

Net change in unrealized appreciation or depreciation on:
Investments	43,818,261	28,963,021	585,572	14,704,537
Foreign currency related transactions	(147,873)	(3,880)	2,375,467	(38,816)
Futures, swaps, and written options	—	—	660,811	(1,427,416)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	43,670,388	28,959,141	3,621,850	13,238,305

Net realized and unrealized gain on investments, foreign currency related transactions, futures, and swaps	57,283,111	71,896,525	8,882,103	14,715,390

Increase in net assets resulting from operations	$61,714,125	$77,082,704	$58,437,428	$68,823,117

* Foreign taxes withheld	$237,317	$1,459	$4,780	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

		ING		ING
	ING	Pioneer	ING	VP Index Plus
	Pioneer	Mid Cap	Stock	International
	Fund	Value	Index	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,279,949	$10,257,753	$7,415,589	$5,295,109
Interest(1)	62,118	855,522	567,751	24,629
Securities lending income	—	44,511	12,534	11,800

Total investment income	2,342,067	11,157,786	7,995,874	5,331,538

EXPENSES:
Investment management fees	—	—	—	1,003,836
Unified fees	860,688	4,510,239	1,047,130	—

Distribution and service fees:
Class ADV	—	—	—	9
Class S	215,190	1,556,162	—	214,322
Class S2	—	—	—	1,446
Transfer agent fees	—	—	—	527
Administrative service fees	—	—	—	223,072
Shareholder reporting expense	—	—	—	29,973
Registration fees	—	—	—	8
Professional fees	—	—	—	10,706
Custody and accounting expense	—	—	—	108,873
Trustee fees and expenses	8,159	29,176	20,086	5,265
Offering expense	—	—	—	5,726
Miscellaneous expense	—	—	—	4,787

Total expenses	1,084,037	6,095,577	1,067,216	1,608,550
Net waived and reimbursed fees	(50,477)	—	(517)	(172,268)
Brokerage commission recapture	(1,821)	(60,016)	—	—

Net expenses	1,031,739	6,035,561	1,066,699	1,436,282

Net investment income	1,310,328	5,122,225	6,929,175	3,895,256

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	2,847,071	46,113,784	10,179,963	9,146,748
Foreign currency related transactions	10,913	—	—	(617,968)
Futures	—	—	819,222	—

Net realized gain on investments, foreign currency related transactions, and futures	2,857,984	46,113,784	10,999,185	8,528,780

Net change in unrealized appreciation or depreciation on:
Investments	13,977,942	33,553,036	39,646,061	32,655,941
Foreign currency related transactions	62	—	—	8,302
Futures	—	—	222,418	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	13,978,004	33,553,036	39,868,479	32,664,243

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	16,835,988	79,666,820	50,867,664	41,193,023

Increase in net assets resulting from operations	$18,146,316	$84,789,045	$57,796,839	$45,088,279

* Foreign taxes withheld	$23,872	$12,796	$—	$437,691
(1) Affiliated income	$—	$—	$37,174	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING
	Disciplined	ING
	Small Cap Value	EquitiesPlus
	Portfolio	Portfolio

	April 28, 2006(1)	April 28, 2006(1)
	to December 31,	to December 31,
	2006	2006

FROM OPERATIONS:
Net investment income	$633,661	$4,187,570
Net realized gain on investments, futures, and swaps	553,725	6,304,286
Net change in unrealized appreciation or depreciation on investments, futures, and swaps	4,259,068	(65,545)

Net increase in net assets resulting from operations	5,446,454	10,426,311

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,325,452	142,008,316
Cost of shares redeemed	(2,348,481)	(22,736,122)

Net increase in net assets resulting from capital share transactions	55,976,971	119,272,194

Net increase in net assets	61,423,425	129,698,505

NET ASSETS:
End of year	$61,423,425	$129,698,505

Undistributed net investment income at end of year	$607,675	$4,465,494

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Evergreen
	Health Sciences Portfolio		ING Evergreen Omega Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$258,564	$(33,631)	$607,413	$56,906
Net realized gain (loss) on investments and foreign currency related transactions	7,947,592	5,143,959	4,338,797	(2,481,227)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	16,002,500	5,920,615	6,494,247	8,990,171

Net increase in net assets resulting from operations	24,208,656	11,030,943	11,440,457	6,565,850

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	—	(62,582)
Class S	—	(7,484)	—	—

Net realized gains:
Class I	(1,210)	—	—	—
Class S	(73,987)	(5,239,098)	—	—

Total distributions	(75,197)	(5,246,582)	—	(62,582)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,804,678	146,253,825	10,672,691	218,881,325
Dividends reinvested	75,197	5,246,582	—	62,582

	51,879,875	151,500,407	10,672,691	218,943,907
Cost of shares redeemed	(36,485,688)	(25,316,971)	(36,684,681)	(14,679,211)

Net increase (decrease) in net assets resulting from capital share transactions	15,394,187	126,183,436	(26,011,990)	204,264,696

Net increase (decrease) in net assets	39,527,646	131,967,797	(14,571,533)	210,767,964

NET ASSETS:
Beginning of year	166,655,433	34,687,636	216,755,292	5,987,328

End of year	$206,183,079	$166,655,433	$202,183,759	$216,755,292

Undistributed net investment income at end of year	$282,456	$—	$620,121	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING
	Global Real Estate
	Portfolio	ING Global Resources Portfolio

	January 3, 2006(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2006	2006	2005

FROM OPERATIONS:
Net investment income	$886,512	$1,219,082	$2,896,694
Net realized gain on investments and foreign currency related transactions	900,319	84,586,657	61,901,001
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	21,275,342	2,858,009	27,100,149

Net increase in net assets resulting from operations	23,062,173	88,663,748	91,897,844

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(22)	—	—
Class I	(825,969)	(56,024)	(39,265)
Class S	(1,393,024)	(834,765)	(2,053,552)
Class S2	(23,556)	(28,320)	(122,972)

Net realized gains:
Class ADV	(9)	—	—
Class I	(321,283)	(2,219,713)	(207,438)
Class S	(570,081)	(59,667,610)	(13,018,797)
Class S2	(13,125)	(3,599,731)	(778,504)

Total distributions	(3,147,069)	(66,406,163)	(16,220,528)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	149,052,010	183,367,063	164,400,100
Dividends reinvested	3,033,259	66,406,163	16,220,528

	152,085,269	249,773,226	180,620,628
Cost of shares redeemed	(45,268,405)	(91,414,165)	(47,681,333)

Net increase in net assets resulting from capital share transactions	106,816,864	158,359,061	132,939,295

Net increase in net assets	126,731,968	180,616,646	208,616,611

NET ASSETS:
Beginning of period	—	411,353,869	202,737,258

End of period	$126,731,968	$591,970,515	$411,353,869

Undistributed net investment income (accumulated net investment loss) at end of period	$3,099,809	$124,735	$(587,702)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Technology Portfolio		ING International Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$(685,052)	$(690,320)	$2,044,603	$2,487,520
Net realized gain on investments and foreign currency related transactions	2,547,653	8,812,779	32,334,120	28,265,321
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,432,711	(7,367,708)	1,699,970	(12,495,715)

Net increase in net assets resulting from operations	7,295,312	754,751	36,078,693	18,257,126

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	(18)	—
Class S	—	—	(2,842,301)	(4,524,473)
Class S2	—	—	(158,249)	(243,896)

Net realized gains:
Class I	(94)	—	(131)	—
Class S	(6,991,390)	(3,164,015)	(23,610,981)	(9,255,820)
Class S2	(659,783)	(256,562)	(1,407,776)	(501,513)

Total distributions	(7,651,267)	(3,420,577)	(28,019,456)	(14,525,702)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,515,497	25,906,302	348,198	12,153,381
Dividends reinvested	7,651,267	3,420,577	28,019,305	14,525,702

	33,166,764	29,326,879	28,367,503	26,679,083
Cost of shares redeemed	(24,319,352)	(20,014,151)	(42,675,441)	(51,362,585)

Net increase (decrease) in net assets resulting from capital share transactions	8,847,412	9,312,728	(14,307,938)	(24,683,502)

Net increase (decrease) in net assets	8,491,457	6,646,902	(6,248,701)	(20,952,078)

NET ASSETS:
Beginning of year	79,180,136	72,533,234	189,265,709	210,217,787

End of year	$87,671,593	$79,180,136	$183,017,008	$189,265,709

Undistributed net investment income at end of year	$—	$3,008	$1,922,292	$2,950,459

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING JPMorgan Emerging
	ING Janus Contrarian Portfolio		Markets Equity Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$602,523	$229,050	$4,052,206	$2,172,783
Net realized gain on investments and foreign currency related transactions	11,741,787	8,102,502	3,530,316	18,497,804
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	13,064,931	2,105,702	170,054,003	56,221,425

Net increase in net assets resulting from operations	25,409,241	10,437,254	177,636,525	76,892,012

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(110)	—
Class I	(6)	—	(846,604)	—
Class S	(490,716)	(43,898)	(2,197,961)	(152,655)
Class S2	(18,918)	(2,204)	(134,411)	(11,089)

Net realized gains:
Class ADV	—	—	(198)	—
Class I	(43)	—	(1,521,985)	—
Class S	(4,892,089)	—	(4,958,973)	—
Class S2	(225,544)	—	(329,591)	—

Total distributions	(5,627,316)	(46,102)	(9,989,833)	(163,744)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	66,578,499	27,957,544	384,101,754	189,378,494
Proceeds issued in merger	—	—	—	33,851,653
Dividends reinvested	5,627,266	46,102	9,989,833	163,744

	72,205,765	28,003,646	394,091,587	223,393,891
Cost of shares redeemed	(19,497,881)	(20,663,269)	(195,928,067)	(44,068,918)

Net increase in net assets resulting from capital share transactions	52,707,884	7,340,377	198,163,520	179,324,973

Net increase in net assets	72,489,809	17,731,529	365,810,212	256,053,241

NET ASSETS:
Beginning of year	85,680,174	67,948,645	419,891,021	163,837,780

End of year	$158,169,983	$85,680,174	$785,701,233	$419,891,021

Undistributed net investment income at end of year	$116,943	$471,352	$10,394,846	$3,176,273

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan		ING JPMorgan
	Small Cap Core Equity Portfolio		Value Opportunities Portfolio

	Year Ended	Year Ended	Year Ended	April 29, 2005(1)
	December 31,	December 31,	December 31,	to December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$1,196,232	$437,880	$5,317,725	$1,808,079
Net realized gain on investments and futures	23,553,143	9,365,065	19,699,204	2,657,379
Net change in unrealized appreciation or depreciation on investments and futures	29,753,184	1,595,521	29,933,828	5,273,670

Net increase in net assets resulting from operations	54,502,559	11,398,466	54,950,757	9,739,128

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	(49,457)	(53)	—
Class I	(89,801)	(4,197,310)	(1,636,834)	—
Class S	—	(16,543,308)	(189,768)	—
Class S2	—	(3,938,891)	(7,915)	—

Net realized gains:
Class ADV	(23,831)	—	(84)	—
Class I	(3,339,610)	—	(2,594,840)	—
Class S	(5,335,071)	—	(607,346)	—
Class S2	(1,261,420)	—	(14,360)	—

Total distributions	(10,049,733)	(24,728,966)	(5,051,200)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	129,205,799	125,247,111	209,187,279	288,748,640
Dividends reinvested	10,049,733	24,728,966	5,051,200	—

	139,255,532	149,976,077	214,238,479	288,748,640
Cost of shares redeemed	(68,502,751)	(48,988,654)	(198,809,854)	(18,124,800)

Net increase in net assets resulting from capital share transactions	70,752,781	100,987,423	15,428,625	270,623,840

Net increase in net assets	115,205,607	87,656,923	65,328,182	280,362,968

NET ASSETS:
Beginning of year	321,061,007	233,404,084	280,362,968	—

End of year	$436,266,614	$321,061,007	$345,691,150	$280,362,968

Undistributed net investment income at end of year	$1,050,077	$286,610	$5,215,768	$1,843,143

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Legg Mason
	ING Julius Baer Foreign Portfolio		Partners All Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$12,303,089	$4,542,008	$4,519,229	$3,005,359
Net realized gain on investments and foreign currency related transactions	125,731,761	47,665,534	15,635,184	27,190,534
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	181,930,052	49,674,336	44,963,219	(21,310,074)

Net increase in net assets resulting from operations	319,964,902	101,881,878	65,117,632	8,885,819

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(11)	—
Class I	—	(6,770)	(11)	—
Class S	—	(434,007)	(2,789,152)	(1,961,705)
Class S2	—	(10,406)	(185,630)	(101,640)

Net realized gains:
Class ADV	—	—	(7)	—
Class I	(69,906)	(715,607)	(7)	—
Class S	(60,734)	(56,268,625)	(2,566,020)	—
Class S2	(7,801)	(2,839,006)	(170,305)	—

Total distributions	(138,441)	(60,274,421)	(5,711,143)	(2,063,345)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,218,332,936	505,757,433	8,002,699	66,178,117
Dividends reinvested	138,441	60,274,421	5,711,106	2,063,345

	1,218,471,377	566,031,854	13,713,805	68,241,462
Cost of shares redeemed	(734,575,687)	(147,654,669)	(66,906,959)	(207,839,965)

Net increase (decrease) in net assets resulting from capital share transactions	483,895,690	418,377,185	(53,193,154)	(139,598,503)

Net increase (decrease) in net assets	803,722,151	459,984,642	6,213,335	(132,776,029)

NET ASSETS:
Beginning of year	862,902,081	402,917,439	397,294,612	530,070,641

End of year	$1,666,624,232	$862,902,081	$403,507,947	$397,294,612

Undistributed net investment income (accumulated net investment loss) at end of year	$2,028,253	$(2,130,048)	$4,542,404	$2,971,454

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Legg Mason Value Portfolio		ING Limited Maturity Bond Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$(859,326)	$(883,244)	$14,677,716	$11,769,669
Net realized gain (loss) on investments, foreign currency related transactions, and futures	12,616,827	3,022,506	(2,709,785)	(2,593,089)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	46,297,431	37,989,709	1,020,659	(4,021,997)

Net increase in net assets resulting from operations	58,054,932	40,128,971	12,988,590	5,154,583

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(39)	—
Class I	—	—	(444,234)	(2,913)
Class S	—	—	(11,509,849)	(15,911,804)
Class S2	—	—	(39)	—

Net realized gains:
Class ADV	(21,642)	(208)	—	—
Class I	(873,240)	(17,541)	—	(159)
Class S	(1,436,016)	(835,506)	—	(931,895)
Class S2	(95,195)	(38,771)	—	—

Total distributions	(2,426,093)	(892,026)	(11,954,161)	(16,846,771)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	428,608,484	275,303,643	185,542,580	6,450,072
Dividends reinvested	2,426,093	892,026	11,954,083	16,846,771

	431,034,577	276,195,669	197,496,663	23,296,843
Cost of shares redeemed	(244,477,735)	(36,713,984)	(87,921,460)	(101,226,259)

Net increase (decrease) in net assets resulting from capital share transactions	186,556,842	239,481,685	109,575,203	(77,929,416)

Net increase (decrease) in net assets	242,185,681	278,718,630	110,609,632	(89,621,604)

NET ASSETS:
Beginning of year	621,099,685	342,381,055	303,539,621	393,161,225

End of year	$863,285,366	$621,099,685	$414,149,253	$303,539,621

Undistributed net investment income (accumulated net investment loss) at end of year	$111	$(4,808)	$14,706,656	$11,950,169

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Liquid Assets Portfolio		ING Marsico Growth Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$46,245,896	$24,869,550	$4,410	$(185,153)
Net realized gain on investments and foreign currency related transactions	60,558	14,765	84,284,296	66,339,317
Net change in unrealized appreciation or depreciation on investments	—	—	(39,513,732)	9,833,358

Net increase in net assets resulting from operations	46,306,454	24,884,315	44,774,974	75,987,522

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(8,812,199)	(4,052,867)	—	—
Class S	(36,649,331)	(20,462,702)	—	—
Class S2	(784,366)	(353,981)	—	—

Total distributions	(46,245,896)	(24,869,550)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	928,404,136	862,213,103	95,129,752	67,791,635
Proceeds issued in merger	5,717,815	—	—	—
Dividends reinvested	46,087,873	24,869,550	—	—

	980,209,824	887,082,653	95,129,752	67,791,635
Cost of shares redeemed	(811,650,364)	(874,541,569)	(153,479,472)	(119,447,183)

Net increase (decrease) in net assets resulting from capital share transactions	168,559,460	12,541,084	(58,349,720)	(51,655,548)

Net increase (decrease) in net assets	168,620,018	12,555,849	(13,574,746)	24,331,974

NET ASSETS:
Beginning of year	823,609,625	811,053,776	926,913,447	902,581,473

End of year	$992,229,643	$823,609,625	$913,338,701	$926,913,447

Undistributed net investment income at end of year	$—	$—	$11,854	$63,066

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Marsico International
	Opportunities Portfolio		ING MFS Total Return Portfolio

	Year Ended	April 29, 2005(1)	Year Ended	Year Ended
	December 31,	to December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$2,040,562	$191,663	$42,905,601	$36,985,095
Net realized gain on investments and foreign currency related transactions	26,910,897	3,094,347	87,990,167	72,110,598
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	33,052,353	19,396,406	52,300,409	(62,753,086)

Net increase in net assets resulting from operations	62,003,812	22,682,416	183,196,177	46,342,607

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(13,482)	—	(129,714)	(115,502)
Class I	(71,278)	(96,440)	(4,218,612)	(312,539)
Class S	(47,561)	(168,339)	(32,599,170)	(33,022,443)
Class S2	—	—	(1,147,516)	(989,747)

Net realized gains:
Class ADV	(49,349)	—	(276,095)	(182,899)
Class I	(260,905)	(725,356)	(7,276,201)	(447,555)
Class S	(527,245)	(1,894,716)	(62,647,359)	(52,253,722)
Class S2	—	—	(2,285,294)	(1,569,928)

Total distributions	(969,820)	(2,884,851)	(110,579,961)	(88,894,335)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	221,372,704	204,467,072	37,050,876	261,041,342
Dividends reinvested	969,820	2,705,051	110,579,959	88,894,335

	222,342,524	207,172,123	147,630,835	349,935,677
Cost of shares redeemed	(100,474,257)	(32,012,497)	(299,305,614)	(143,565,641)

Net increase (decrease) in net assets resulting from capital share transactions	121,868,267	175,159,626	(151,674,779)	206,370,036

Net increase (decrease) in net assets	182,902,259	194,957,191	(79,058,563)	163,818,308

NET ASSETS:
Beginning of year	194,957,191	—	1,692,879,115	1,529,060,807

End of year	$377,859,450	$194,957,191	$1,613,820,552	$1,692,879,115

Undistributed net investment income at end of year	$4,170,634	$53,982	$43,556,238	$38,087,208

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Oppenheimer
	ING MFS Utilities Portfolio		Main Street Portfolio®

	Year Ended	April 29, 2005(1)	Year Ended	Year Ended
	December 31,	to December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$4,431,014	$974,429	$5,186,179	$5,900,734
Net realized gain on investments and foreign currency related transactions	13,612,723	4,692,267	42,937,384	22,894,025
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	43,670,388	610,320	28,959,141	2,693,387

Net increase in net assets resulting from operations	61,714,125	6,277,016	77,082,704	31,488,146

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(13)	—
Class I	(10,237)	(132,090)	(57,479)	(12,684)
Class S	(200,429)	(1,172,659)	(5,754,622)	(5,414,962)
Class S2	—	—	(50,432)	(32,636)

Net realized gains:
Class I	(27,270)	(343,525)	—	—
Class S	(950,520)	(3,423,215)	—	—

Total distributions	(1,188,456)	(5,071,489)	(5,862,546)	(5,460,282)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	115,597,971	212,196,733	20,078,081	15,702,368
Dividends reinvested	1,188,456	4,751,390	5,862,533	5,460,282

	116,786,427	216,948,123	25,940,614	21,162,650
Cost of shares redeemed	(37,736,137)	(43,854,010)	(109,336,263)	(108,626,874)

Net increase (decrease) in net assets resulting from capital share transactions	79,050,290	173,094,113	(83,395,649)	(87,464,224)

Net increase (decrease) in net assets	139,575,959	174,299,640	(12,175,491)	(61,436,360)

NET ASSETS:
Beginning of year	174,299,640	—	565,922,140	627,358,500

End of year	$313,875,599	$174,299,640	$553,746,649	$565,922,140

Undistributed net investment income at end of year	$2,761,678	$112,412	$5,184,988	$5,860,825

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Core Bond Portfolio		ING PIMCO High Yield Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$49,555,325	$30,212,369	$54,107,727	$44,972,577
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	5,260,253	(3,022,826)	1,477,085	8,283,866
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	3,621,850	(5,025,645)	13,238,305	(24,565,717)

Net increase in net assets resulting from operations	58,437,428	22,163,898	68,823,117	28,690,726

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(29)	—	(71)	—
Class I	(16,374,676)	—	(6,137,382)	(12,284)
Class S	(15,573,910)	(31,135,045)	(46,152,315)	(46,901,337)
Class S2	(961,641)	(1,099,004)	—	—

Net realized gains:
Class I	—	—	(1,013,297)	(92)
Class S	—	(8,426,723)	(6,017,712)	(1,651,294)
Class S2	—	(305,729)	—	—

Total distributions	(32,910,256)	(40,966,501)	(59,320,777)	(48,565,007)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	977,637,086	442,270,416	335,693,583	206,782,509
Dividends reinvested	32,910,198	40,966,501	58,754,152	48,565,007

	1,010,547,284	483,236,917	394,447,735	255,347,516
Cost of shares redeemed	(650,545,290)	(141,009,137)	(275,392,287)	(210,531,630)

Net increase in net assets resulting from capital share transactions	360,001,994	342,227,780	119,055,448	44,815,886

Net increase in net assets	385,529,166	323,425,177	128,557,788	24,941,605

NET ASSETS:
Beginning of year	1,095,286,849	771,861,672	722,826,146	697,884,541

End of year	$1,480,816,015	$1,095,286,849	$851,383,934	$722,826,146

Undistributed net investment income at end of year	$51,063,647	$32,540,249	$123,225	$607,198

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer Fund Portfolio		ING Pioneer Mid Cap Value Portfolio

	Year Ended	April 29, 2005(1)	Year Ended	April 29, 2005(1)
	December 31,	to December 31,	December 31,	to December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$1,310,328	$416,910	$5,122,225	$1,425,120
Net realized gain (loss) on investments and foreign currency related transactions	2,857,984	17,820	46,113,784	(765,699)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	13,978,004	3,470,136	33,553,036	24,393,968

Net increase in net assets resulting from operations	18,146,316	3,904,866	84,789,045	25,053,389

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	(138,631)	(303,229)	—
Class S	—	(319,079)	(1,182,928)	—

Net realized gains:
Class I	—	(6,467)	(274,915)	—
Class S	—	(17,107)	(1,575,492)	—

Total distributions	—	(481,284)	(3,336,564)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,646,453	114,114,623	161,990,120	714,381,143
Dividends reinvested	—	468,461	3,336,564	—

	20,646,453	114,583,084	165,326,684	714,381,143
Cost of shares redeemed	(19,273,784)	(7,211,888)	(172,578,727)	(45,421,336)

Net increase (decrease) in net assets resulting from capital share transactions	1,372,669	107,371,196	(7,252,043)	668,959,807

Net increase in net assets	19,518,985	110,794,778	74,200,438	694,013,196

NET ASSETS:
Beginning of year	110,794,778	—	694,013,196	—

End of year	$130,313,763	$110,794,778	$768,213,634	$694,013,196

Undistributed net investment income at end of year	$1,321,241	$173	$5,103,241	$1,484,478

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING VP Index Plus
	ING Stock Index Portfolio		International Equity Portfolio

	Year Ended	Year Ended	Year Ended	July 29, 2005(1)
	December 31,	December 31,	December 31,	to December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$6,929,175	$6,358,976	$3,895,256	$111,457
Net realized gain on investments, foreign currency related transactions, and futures	10,999,185	3,431,715	8,528,780	1,017,902
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	39,868,479	8,935,011	32,664,243	1,612,280

Net increase in net assets resulting from operations	57,796,839	18,725,702	45,088,279	2,741,639

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(10)	—
Class I	(6,315,007)	—	(3,171,137)	(11,623)
Class S	—	—	(1,094,411)	(96,866)
Class S2	—	—	(3,085)	—

Net realized gains:
Class ADV	—	—	(19)	—
Class I	(3,096,624)	—	(5,605,605)	(44,087)
Class S	—	—	(2,389,679)	(463,307)
Class S2	—	—	(13,931)	—

Total distributions	(9,411,631)	—	(12,277,877)	(615,883)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	53,035,836	45,578,166	504,752,799	28,414,838
Dividends reinvested	9,411,631	—	12,277,849	56,360

	62,447,467	45,578,166	517,030,648	28,471,198
Cost of shares redeemed	(93,414,766)	(54,826,161)	(193,005,352)	(117,374)

Net increase (decrease) in net assets resulting from capital share transactions	(30,967,299)	(9,247,995)	324,025,296	28,353,824

Net increase in net assets	17,417,909	9,477,707	356,835,698	30,479,580

NET ASSETS:
Beginning of year	388,184,135	378,706,428	30,479,580	—

End of year	$405,602,044	$388,184,135	$387,315,278	$30,479,580

Undistributed net investment income at end of year	$6,873,885	$6,322,665	$185,992	$36,623

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class I

April 28,
2006(1) to
December 31,
2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	$0.11
Net realized and unrealized gain on investments	$0.86
Total from investment operations	$0.97
Net asset value, end of period	$10.97

Total Return(2)%	9.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$61,423

Ratios to average net assets:
Expenses(3)(4)%	0.75
Net investment income(3)(4)%	1.86
Portfolio turnover rate %	163

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING EQUITIESPLUS PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S	Class S2

	December 29,	December 29,	April 28,	June 1,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.83	10.85	10.00	9.77

Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	(0.00)**	0.32 *	0.28
Net realized and unrealized gain on investments and futures	$—	—	0.54	0.79
Total from investment operations	$(0.00)**	(0.00)**	0.86	1.07
Net asset value, end of period	$10.83	10.85	10.86	10.84

Total Return(2)%	—	—	8.60	10.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	129,664	33

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)(6)%	1.00	0.40	0.65	0.80
Gross expenses prior to expense waiver(3)(5)%	1.22	0.47	0.72	0.97
Net investment income after expense waiver (3)(4)(5)(6)%	(1.00)	(0.40)	4.78	4.73
Portfolio turnover rate %	146	146	146	146

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S					Class S2

	December 29,	April 28,	Year Ended				May 3,	December 29,
	2006(1) to	2006(1) to	December 31,				2004(1) to	2006(1) to
	December 31,	December 31,					December 31,	December 31,
	2006	2006	2006		2005		2004	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.17	11.24	10.69		10.00		10.00	12.17

Income (loss) from investment operations:
Net investment income (loss)	$(0.00)*	0.02	0.02		0.00	*	(0.01)	(0.00)*
Net realized and unrealized gain on investments	$—	0.94	1.46		1.04		0.01	—
Total from investment operations	$(0.00)*	0.96	1.48		1.04		—	(0.00)*

Less distributions from:
Net investment income	$—	—	—		0.00	*	—	—
Net realized gains on investments	$—	0.00 *	0.00	*	0.35		—	—
Total distributions	$—	0.00 *	0.00	*	0.35		—	—
Net asset value, end of period	$12.17	12.20	12.17		10.69		10.00	12.17

Total Return(2)%	—	8.59	13.89		10.41		0.00 *	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	3,963	202,218		166,655		31,957	1

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)(4)%	1.35	0.75	1.00		1.01		1.00	1.15
Gross expenses prior to brokerage commission recapture(3)%	1.52	0.77	1.02		1.01		1.00	1.27
Net investment income (loss) after brokerage commission recapture(3)(4)%	(1.35)	0.29	0.14		(0.04)		(0.27)	(1.15)
Portfolio turnover rate %	37	37	37		118		88	37

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

* Amount is less than $0.005 or 0.005% or more than $(0.005).

See Accompanying Notes to Financial Statements

ING EVERGREEN OMEGA PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I		Class S

	December 29,		May 2,	Year Ended		May 3,
	2006(1) to	Year Ended	2005(1) to	December 31,		2004(1) to
	December 31,	December 31,	December 31,			December 31,
	2006	2006	2005	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.52	10.99	9.67	10.96	10.54	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.00)*	0.04	0.01 **	0.01	(0.02)	0.03
Net realized and unrealized gain on investments	$—	0.61	1.31	0.60	0.44	0.56
Total from investment operations	$(0.00)*	0.65	1.32	0.61	0.42	0.59

Less distributions from:
Net investment income	$—	—	0.00 *	—	—	0.05
Total distributions	$—	—	0.00 *	—	—	0.05
Net asset value, end of period	$11.52	11.64	10.99	11.57	10.96	10.54

Total Return(2)%	—	5.91	13.68	5.57	3.98	5.86

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	190,233	207,699	10,618	8,096	5,670

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)(4)%	1.18	0.58	0.60	0.83	0.85	0.85
Net expenses prior to brokerage commission recapture(3)(4)%	1.20	0.60	0.60	0.85	0.85	0.85
Gross expenses prior to brokerage commission recapture(3)%	1.35	0.60	0.60	0.85	0.85	0.85
Net investment income (loss) after brokerage commission recapture(3)(4)%	(1.18)	0.31	0.14	0.07	(0.23)	0.28
Portfolio turnover rate %	123	123	140	123	140	87

	Class S2

			May 13,
			2004(1) to
	Year Ended		December 31,
	December 31,

	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.93	10.53	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.03)	0.02
Net realized and unrealized gain on investments	$0.60	0.43	0.56
Total from investment operations	$0.59	0.40	0.58

Less distributions from:
Net investment income	$—	—	0.05
Total distributions	$—	—	0.05
Net asset value, end of period	$11.52	10.93	10.53

Total Return(2)%	5.40	3.80	5.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,331	961	317

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	0.98	1.00	1.00
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.00	1.00	1.00
Gross expenses prior to expense waiver and prior to brokerage commission recapture (3)%	1.10	1.10	1.00
Net investment income (loss) after expense waiver and brokerage commission recapture (3)(4)%	(0.08)	(0.37)	0.49
Portfolio turnover rate %	123	140	87

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

* Amount is less than $0.005 or more than $(0.005).

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S	Class S2

	April 28,	January 3,	January 3,	May 3,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.05	10.00	10.00	11.05

Income (loss) from investment operations:
Net investment income	$0.09 *	0.15	0.16 *	0.08 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$2.54	3.62	3.59	2.60
Total from investment operations	$2.63	3.77	3.75	2.68

Less distributions from:
Net investment income	$0.24	0.25	0.24	0.18
Net realized gains on investments	$0.10	0.10	0.10	0.10
Total distributions	$0.34	0.35	0.34	0.28
Net asset value, end of period	$13.34	13.42	13.41	13.45

Total Return(2)%	23.82	37.77	37.54	24.25

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	44,706	80,218	1,807

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)(5)%	1.52	0.92	1.17	1.32
Gross expenses prior to expense reimbursement (3)%	1.83	1.08	1.33	1.58
Net investment income after expense reimbursement(3)(4)(5)%	1.08	1.54	1.37	1.02
Portfolio turnover rate %	37	37	37	37

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 18,	Year Ended				July 2,
	2006(1) to	December 31,				2003(1) to
	December 31,					December 31,
	2006	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$21.75	20.41		15.74	14.90	10.90

Income from investment operations:
Net investment income (loss)	$(0.00)**	0.10	*	0.12	0.14	0.05
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.11)	4.21		5.62	0.85	4.00
Total from investment operations	$(0.11)	4.31		5.74	0.99	4.05

Less distributions from:
Net investment income	$—	0.07		0.17	0.15	0.05
Net realized gains on investments	$—	2.81		0.90	—	—
Total distributions	$—	2.88		1.07	0.15	0.05
Net asset value, end of period	$21.64	21.84		20.41	15.74	14.90

Total Return(2)%	(0.51)	21.72		38.08	6.67	37.19

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$181	19,960		8,870	2,420	211

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.25	0.65		0.65	0.67	0.69
Gross expenses before expense waiver(3)%	1.40	0.65		0.65	0.67	0.69
Net investment income after expense waiver (3)(4)%	(0.79)	0.48		1.17	1.77	2.33
Portfolio turnover rate %	159	159		334	176	117

		Class S

		Year Ended December 31,

		2006		2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$20.35		15.71	14.89		9.81	9.79

Income (loss) from investment operations:
Net investment income		$0.05	*	0.13	0.20	*	0.16	0.16	*
Net realized and unrealized gain (loss) on investments and foreign currency related transactions		$4.19		5.55	0.75		4.96	(0.08)
Total from investment operations		$4.24		5.68	0.95		5.12	0.08

Less distributions from:
Net investment income		$0.04		0.14	0.13		0.04	0.06
Net realized gains on investments		$2.81		0.90	—		—	—
Total distributions		$2.85		1.04	0.13		0.04	0.06
Net asset value, end of year		$21.74		20.35	15.71		14.89	9.81

Total Return(2)%		21.41		37.73	6.42		52.22	0.80

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$540,037		379,936	190,176		144,294	69,313

Ratios to average net assets:
Net expenses after expense waiver	%	0.90		0.90	0.91		0.94	0.94
Gross expenses before expense waiver	%	0.90		0.90	0.91		0.94	0.94
Net investment income after expense waiver	%	0.23		1.01	1.69		2.52	1.50
Portfolio turnover rate	%	159		334	176		117	187

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than ($0.005).

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2006		2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$20.28		15.68	14.90		9.82	9.95

Income (loss) from investment operations:
Net investment income	$0.02	*	0.09	0.20	*	0.12	0.03 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$4.16		5.55	0.72		5.00	(0.12)
Total from investment operations	$4.18		5.64	0.92		5.12	(0.09)

Less distributions from:
Net investment income	$0.02		0.14	0.14		0.04	0.04
Net realized gains on investments	$2.81		0.90	—		—	—
Total distributions	$2.83		1.04	0.14		0.04	0.04
Net asset value, end of period	$21.63		20.28	15.68		14.90	9.82

Total Return(2)%	21.19		37.54	6.23		52.12	(0.87)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,793		22,548	10,141		3,075	107

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.05		1.05	1.07		1.09	1.10
Gross expenses before expense waiver(3)%	1.15		1.15	1.07		1.09	1.10
Net investment income after expense waiver(3)(4)%	0.08		0.85	1.40		1.89	0.94
Portfolio turnover rate %	159		334	176		117	187

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 29,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$7.04	7.87

Income from investment operations:
Net investment loss	$(0.00)**	(0.03)
Net realized and unrealized loss on investments	$—	(0.01)
Total from investment operations	$(0.00)**	(0.04)

Less distributions from:
Net realized gain on investments	$—	0.73
Total distributions	$—	0.73
Net asset value, end of period	$7.04	7.10

Total Return(2)%	—	0.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)(5)%	1.65	1.09
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)(5)%	1.65	1.10
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)%	2.05	1.30
Net investment loss(3)(4)(5)%	(1.65)	(0.59)
Portfolio turnover rate %	164	164

	Class S

	Year Ended December 31,

	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year	$7.22	7.48	6.71	4.76	7.69

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.06)	(0.04)	(0.06)	(0.10)*
Net realized and unrealized gain (loss) on investments	$0.64	0.18	0.81	2.01	(2.83)
Total from investment operations	$0.59	0.12	0.77	1.95	(2.93)

Less distributions from:
Net realized gains on investments	$0.73	0.38	—	—	—
Total distributions	$0.73	0.38	—	—	—
Net asset value, end of year	$7.08	7.22	7.48	6.71	4.76

Total Return(2)%	9.26	1.91	11.48	40.97	(38.10)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$80,843	73,435	68,172	53,825	15,199

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(5)%	1.34	1.40	1.61	1.85	1.86
Net expenses after expense waiver and prior to brokerage commission recapture(5)%	1.35	1.40	1.61	1.85	1.86
Gross expenses prior to expense waiver and prior to brokerage commission recapture %	1.55	1.61	1.61	1.85	1.86
Net investment loss(5)%	(0.83)	(1.02)	(0.60)	(1.64)	(1.79)
Portfolio turnover rate %	164	76	64	30	42

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than ($0.005).

See Accompanying Notes to Financial Statements

ING GLOBAL TECHNOLOGY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$7.19	7.46	6.70	4.76	4.52

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.07)	(0.04)	(0.08)	(0.03)
Net realized and unrealized gain on investments	$0.65	0.18	0.80	2.02	0.27
Total from investment operations	$0.58	0.11	0.76	1.94	0.24

Less distributions from:
Net realized gains on investments	$0.73	0.38	—	—	—
Total distributions	$0.73	0.38	—	—	—
Net asset value, end of period	$7.04	7.19	7.46	6.70	4.76

Total Return(2)%	9.15	1.78	11.34	40.76	5.31

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,827	5,745	4,361	2,597	64

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)(5)%	1.49	1.55	1.76	2.00	2.01
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)(5)%	1.50	1.55	1.76	2.00	2.01
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)%	1.80	1.86	1.76	2.00	2.01
Net investment loss(3)(4)(5)%	(0.98)	(1.16)	(0.69)	(1.77)	(1.93)
Portfolio turnover rate %	164	76	64	30	42

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 29,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.70	12.02

Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	0.10 *
Net realized and unrealized gain on investments and foreign currency related transactions	$—	0.39
Total from investment operations	$(0.00)**	0.49

Less distributions from:
Net investment income	$—	0.22
Net realized gain on investments	$—	1.56
Total distributions	$—	1.78
Net asset value, end of period	$10.70	10.73

Total Return(2)%	—	5.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.62	1.02
Gross expenses prior to expense waiver(3)%	1.77	1.02
Net investment income (loss) after expense waiver (3)(4)%	(1.62)	1.35
Portfolio turnover rate %	148	148

		Class S

		Year Ended December 31,

		2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$10.46		10.27	8.88	6.89	8.29

Income (loss) from investment operations:
Net investment income		$0.12	*	0.14	0.12	0.09	0.06 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions		$1.91		0.82	1.36	1.92	(1.40)
Total from investment operations		$2.03		0.96	1.48	2.01	(1.34)

Less distributions from:
Net investment income		$0.19		0.25	0.09	0.02	0.04
Net realized gain on investments		$1.56		0.52	—	—	0.02
Total distributions		$1.75		0.77	0.09	0.02	0.06
Net asset value, end of year		$10.74		10.46	10.27	8.88	6.89

Total Return(2)%		21.56		10.50	16.71	29.17	(16.15)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$172,564		179,170	201,115	184,662	139,789

Ratios to average net assets:
Expenses	%	1.27		1.26	1.26	1.26	1.26
Net investment income	%	1.11		1.29	1.19	1.19	0.69
Portfolio turnover rate	%	148		123	87	116	115

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING INTERNATIONAL PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.42		10.25	8.89	6.90	7.10

Income (loss) from investment operations:
Net investment income (loss)	$0.10	*	0.11	0.07	0.05	(0.01)*
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.91		0.83	1.39	1.96	(0.14)
Total from investment operations	$2.01		0.94	1.46	2.01	(0.15)

Less distributions from:
Net investment income	$0.17		0.25	0.10	0.02	0.03
Net realized gains on investments	$1.56		0.52	—	—	0.02
Total distributions	$1.73		0.77	0.10	0.02	0.05
Net asset value, end of period	$10.70		10.42	10.25	8.89	6.90

Total Return(2)%	21.44		10.30	16.47	29.07	(2.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,451		10,096	9,103	4,990	264

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.42		1.41	1.41	1.41	1.41
Gross expenses prior to expense waiver(3)%	1.52		1.51	1.41	1.41	1.41
Net investment income (loss) after expense waiver(3)(4)%	0.95		1.11	0.94	0.71	(0.27)
Portfolio turnover rate %	148		123	87	116	115

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JANUS CONTRARIAN PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S

	December 29,	April 28,
	2006(1) to	2006(1) to	Year Ended December 31,
	December 31,	December 31,
	2006	2006	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.81	13.88	12.72		11.01		9.40	6.25	8.44

Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	0.09 *	0.07	*	0.04	*	0.01	(0.03)	(0.03)*
Net realized and unrealized gain (loss) on investments	$—	1.58	2.75		1.68		1.60	3.18	(2.16)
Total from investment operations	$(0.00)**	1.67	2.82		1.72		1.61	3.15	(2.19)

Less distributions from:
Net investment income	$—	0.08	0.06		0.01		—	—	—
Net realized gains on investments	$—	0.58	0.58		—		—	—	—
Total distributions	$—	0.66	0.64		0.01		—	—	—
Net asset value, end of period	$14.81	14.89	14.90		12.72		11.01	9.40	6.25

Total Return(2)%	—	12.85	23.04		15.61		17.13	50.40	(25.95)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	150,930		81,925		65,770	53,873	21,815

Ratios to average net assets:
Net expenses after brokerage commission recapture and after expense waiver(3)(4)%	1.38	0.78	1.03		1.05		1.05	1.08	1.07
Net expenses after expense waiver and prior to brokerage commission recapture (3)(4)%	1.38	0.78	1.03		1.05		1.05	1.08	1.07
Gross expenses prior to brokerage commission recapture and prior to expense waiver(3)%	1.53	0.78	1.03		1.05		1.06	1.11	1.11
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(1.38)	0.72	0.51		0.34		0.14	(0.50)	(0.42)
Portfolio turnover rate %	34	34	34		47		33	43	54

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.66	10.98		9.39	6.25	6.42

Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.02	*	(0.02)	(0.04)	(0.01)*
Net realized and unrealized gain (loss) on investments	$2.73	1.67		1.61	3.18	(0.16)
Total from investment operations	$2.78	1.69		1.59	3.14	(0.17)

Less distributions from:
Net investment income	$0.05	0.01		—	—	—
Net realized gain on investments	$0.58	—		—	—	—
Total distributions	$0.63	0.01		—	—	—
Net asset value, end of period	$14.81	12.66		10.98	9.39	6.25

Total Return(2)%	22.81	15.39		16.93	50.24	(2.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,238	3,756		2,178	802	65

Ratios to average net assets:
Net expenses after brokerage commission recapture and after expense waiver(3)(4)%	1.18	1.20		1.20	1.23	1.25
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.18	1.20		1.21	1.26	1.26
Gross expenses prior to brokerage commission recapture and prior to expense waiver(3)%	1.28	1.30		1.21	1.26	1.26
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.37	0.22		(0.07)	(0.76)	(0.74)
Portfolio turnover rate %	34	47		33	43	54

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I		Class S

	March 23,		December 2,
	2006(1) to	Year Ended	2005(1) to	Year Ended December 31,
	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005(2)		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.99	14.67	14.28	14.67	10.89		9.28	6.34	7.10

Income (loss) from investment operations:
Net investment income	$(0.02)	0.12 *	0.03 *	0.10	0.11	*	0.05	0.06	0.02 *
Net realized and unrealized gain (loss) on investments	$3.75	5.12	0.36	5.09	3.68		1.60	2.90	(0.78)
Total from investment operations	$3.73	5.24	0.39	5.19	3.79		1.65	2.96	(0.76)

Less distributions from:
Net investment income	$0.11	0.11	—	0.09	0.01		0.04	0.02	—
Net realized gain on investments	$0.19	0.19	—	0.19	—		—	—	—
Total distributions	$0.30	0.30	—	0.28	0.01		0.04	0.02	—
Net asset value, end of period	$19.42	19.61	14.67	19.58	14.67		10.89	9.28	6.34

Total Return(3)%	23.74	36.18	2.73	35.79	34.82		17.76	46.62	(10.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$431	193,413	33,756	556,576	366,350		156,615	113,494	62,732

Ratios to average net assets:
Net expenses after expense waiver(4)(5)%	1.86	1.26	1.30	1.51	1.50		1.54	1.77	1.76
Gross expenses prior to expense waiver(4)%	2.01	1.26	1.30	1.51	1.50		1.54	1.77	1.76
Net investment income (loss) after expense waiver (4)(5)%	(0.36)	0.72	2.38	0.69	0.90		0.62	1.06	0.25
Portfolio turnover rate %	5	5	85	5	85		166	95	166

	Class S2

								September 9,
	Year Ended December 31,							2002(1) to
								December 31,
	2006		2005(2)		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.58		10.85		9.26	6.34		6.48

Income (loss) from investment operations:
Net investment income (loss)	$0.08	*	0.09	*	0.02	0.05	*	(0.01)*
Net realized and unrealized gain (loss) on investments	$5.06		3.65		1.62	2.88		(0.13)
Total from investment operations	$5.14		3.74		1.64	2.93		(0.14)

Less distributions from:
Net investment income	$0.08		0.01		0.05	0.01		—
Net realized gain on investments	$0.19		—		—	—		—
Total distributions	$0.27		0.01		0.05	0.01		—
Net asset value, end of period	$19.45		14.58		10.85	9.26		6.34

Total Return(3)%	35.68		34.51		17.68	46.25		(2.16)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,282		19,785		7,223	1,955		89

Ratios to average net assets:
Net expenses after expense waiver(4)(5)%	1.66		1.65		1.69	1.92		1.91
Gross expenses prior to expense waiver(4)%	1.76		1.75		1.69	1.92		1.91
Net investment income (loss) after expense waiver (4)(5)%	0.50		0.74		0.40	0.91		(0.77)
Portfolio turnover rate %	5		85		166	95		166

(1) Commencement of operations.

(2) Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as Portfolio Manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(4) Annualized for periods less than one year

(5) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year Ended			August 12,
	December 31,			2004(1) to
				December 31,
	2006	2005		2004

Per Share Operating Performance
Net asset value, beginning of period	$12.44	13.34		10.76

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03	)*	(0.02)
Net realized and unrealized gain on investments	$2.00	0.44		2.61
Total from investment operations	$1.99	0.41		2.59

Less distributions from:
Net realized gains on investments	$0.33	1.31		0.01
Total distributions	$0.33	1.31		0.01
Net asset value, end of period	$14.10	12.44		13.34

Total Return(2)%	16.24	3.37		24.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,954	746		260

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.46	1.48		1.49
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.46	1.49		1.49
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.63	1.64		1.49
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.04)	(0.21)		(0.38)
Portfolio turnover rate %	43	57		147

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended			May 6,
	December 31,			2004(1) to
				December 31,
	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.57	13.39		11.15

Income from investment operations:
Net investment income	$0.06	0.05	*	0.01
Net realized and unrealized gain on investments	$2.04	0.44		2.24
Total from investment operations	$2.10	0.49		2.25

Less distributions from:
Net investment income	$0.01	—		—
Net realized gains on investments	$0.33	1.31		0.01
Total distributions	$0.34	1.31		0.01
Net asset value, end of period	$14.33	12.57		13.39

Total Return(2)%	16.95	4.00		20.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$131,532	94,448		41,807

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)%	0.86	0.88		0.89
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	0.86	0.89		0.89
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.88	0.89		0.89
Net investment income after expense waiver and brokerage commission recapture(3)%	0.50	0.39		0.12
Portfolio turnover rate %	43	57		147

	Class S

						May 1,
	Year Ended December 31,					2002(1) to
						December 31,
	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.51	13.37		10.63	7.92	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.02	*	(0.02)	(0.03)	(0.03)*
Net realized and unrealized gain (loss) on investments	$2.02	0.43		2.77	2.74	(2.05)
Total from investment operations	$2.05	0.45		2.75	2.71	(2.08)

Less distributions from:
Net realized gains on investments	$0.33	1.31		0.01	—	—
Total distributions	$0.33	1.31		0.01	—	—
Net asset value, end of period	$14.23	12.51		13.37	10.63	7.92

Total Return(2)%	16.63	3.69		25.91	34.22	(20.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$248,675	180,454		158,732	65,648	13,458

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)%	1.11	1.13		1.15	1.14	1.13
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	1.11	1.14		1.15	1.15	1.15
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.13	1.14		1.15	1.15	1.15
Net investment income (loss) after expense waiver and brokerage commission recapture(3)%	0.25	0.14		(0.30)	(0.56)	(0.48)
Portfolio turnover rate %	43	57		147	35	15

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2006	2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.44	13.32		10.60	7.92		8.23

Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.00	)**	(0.03)	(0.06	)*	(0.01)*
Net realized and unrealized gain (loss) on investments	$2.01	0.43		2.76	2.74		(0.30)
Total from investment operations	$2.02	0.43		2.73	2.68		(0.31)

Less distributions from:
Net realized gains on investments	$0.33	1.31		0.01	—		—
Total distributions	$0.33	1.31		0.01	—		—
Net asset value, end of period	$14.13	12.44		13.32	10.60		7.92

Total Return(2)%	16.48	3.55		25.79	33.84		(3.77)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$54,106	45,413		32,605	11,044		521

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.26	1.28		1.30	1.29		1.29
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.26	1.29		1.30	1.30		1.31
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.38	1.39		1.30	1.30		1.31
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.09	(0.01)		(0.42)	(0.70)		(0.55)
Portfolio turnover rate %	43	57		147	35		15

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than ($0.005).

See Accompanying Notes to Financial Statements

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I		Class S		Class S2

	May 30		May 4,		April 29,		May 4,
	2006(1) to	Year Ended	2005(1) to	Year Ended	2005(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.02	10.76	10.17	10.74	10.00	10.73	10.17

Income from investment operations:
Net investment income	$0.09 *	0.23 *	0.14 *	0.19 *	0.11 *	0.18 *	0.10 *
Net realized and unrealized gain on investments	$1.76	1.95	0.45	1.94	0.63	1.93	0.46
Total from investment operations	$1.85	2.18	0.59	2.13	0.74	2.11	0.56

Less distributions from:
Net investment income	$0.09	0.09	—	0.04	—	0.07	—
Net realized gains on investments	$0.14	0.14	—	0.14	—	0.14	—
Total distributions	$0.23	0.23	—	0.18	—	0.21	—
Net asset value, end of period	$12.64	12.71	10.76	12.69	10.74	12.63	10.73

Total Return(2)%	16.99	20.47	5.80	20.04	7.40	19.94	5.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9	264,845	109,779	79,126	169,410	1,711	1,175

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)%	1.13	0.53	0.53	0.78	0.78	0.93	0.93
Gross expenses prior to expense waiver(3)%	1.30	0.55	0.53	0.80	0.78	1.05	1.03
Net investment income after expense waiver (3)(4)(5)%	0.90	1.97	1.97	1.71	1.53	1.57	1.45
Portfolio turnover rate %	90	90	48	90	48	90	48

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JULIUS BAER FOREIGN PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I					Class S

	April 28,	Year Ended				December 3,	Year Ended						May 1,
	2006(1) to	December 31,				2004(1) to	December 31,						2002(1) to
	December 31,					December 31,							December 31,
	2006	2006		2005		2004	2006		2005		2004	2003(2)	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.39	13.07		12.21		11.89	13.06		12.22		10.42	8.28	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.04)*	0.18	*	0.05	*	(0.00)**	0.13		0.10	*	0.05	0.04	0.04 *
Net realized and unrealized gain (loss) on investments	$1.46	3.69		1.85		0.41	3.68		1.77		1.83	2.52	(1.74)
Total from investment operations	$1.42	3.87		1.90		0.41	3.81		1.87		1.88	2.56	(1.70)

Less distributions from:
Net investment income	$—	—		0.02		0.02	—		0.01		0.01	0.07	0.02
Net realized gains on investments	$0.00 **	0.00	**	1.02		0.07	0.00	**	1.02		0.07	0.35	—
Total distributions	$0.00 **	0.00	**	1.04		0.09	0.00	**	1.03		0.08	0.42	0.02
Net asset value, end of period	$16.81	16.94		13.07		12.21	16.87		13.06		12.22	10.42	8.28

Total Return(3)%	9.24	29.63		15.60		3.47	29.19		15.35		18.03	31.06	(16.97)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$460	864,923		10,787		2,993	727,745		811,202		379,495	37,205	9,147

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(4)(5)%	1.48	0.88		0.92		0.96	1.13		1.17		1.21	1.25	1.25
Net expenses after expense waiver and prior to brokerage commission recapture(4)(5)%	1.49	0.89		0.92		0.96	1.14		1.17		1.21	1.25	1.25
Gross expenses prior to expense waiver and brokerage commission recapture(4)%	1.64	0.89		0.92		0.96	1.14		1.17		1.21	1.25	1.25
Net investment income (loss) after expense waiver and brokerage commission recapture(4)(5)%	(0.52)	1.20		0.68		(0.56)	0.89		0.76		0.39	0.69	0.57
Portfolio turnover rate %	62	62		92		104	62		92		104	183	23

(1) Commencement of operations.

(2) Since September 2, 2003, Julius Baer Investment Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING JULIUS BAER FOREIGN PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

	Year Ended							September 9,
	December 31,							2002(1) to
								December 31,
	2006		2005		2004		2003(2)	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.04		12.22		10.43		8.30	8.56

Income (loss) from investment operations:
Net investment income (loss)	$0.13	*	0.08	*	0.05		0.03	(0.01)*
Net realized and unrealized gain (loss) on investments	$3.66		1.76		1.81		2.51	(0.24)
Total from investment operations	$3.79		1.84		1.86		2.54	(0.25)

Less distributions from:
Net investment income	$—		0.00	**	0.00	**	0.06	0.01
Net realized gain on investments	$0.00	**	1.02		0.07		0.35	—
Total distributions	$0.00	**	1.02		0.07		0.41	0.01
Net asset value, end of period	$16.83		13.04		12.22		10.43	8.30

Total Return(3)%	29.08		15.13		17.86		30.79	(2.92)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$73,497		40,914		20,429		2,555	174

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(4)(5)%	1.28		1.32		1.36		1.40	1.41
Net expenses after expense waiver and prior to brokerage commission recapture(4)(5)%	1.29		1.32		1.36		1.40	1.41
Gross expenses prior to expense waiver and brokerage commission recapture(4)%	1.39		1.42		1.36		1.40	1.41
Net investment income (loss) after expense waiver and brokerage commission recapture(4)(5)%	0.90		0.62		0.22		0.33	(0.32)
Portfolio turnover rate %	62		92		104		183	23

(1) Commencement of operations.

(2) Since September 2, 2003, Julius Baer Investment Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS ALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S

	April 28,	April 28,
	2006(1) to	2006(1) to	Year Ended December 31,
	December 31,	December 31,
	2006	2006	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.33	14.40	13.30		12.79		11.88	8.56	11.53

Income (loss) from investment operations:
Net investment income	$0.10 *	0.15 *	0.16	*	0.09	*	0.05	0.03	0.03 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.10	1.14	2.21		0.48		0.88	3.30	(2.98)
Total from investment operations	$1.20	1.29	2.37		0.57		0.93	3.33	(2.95)

Less distributions from:
Net investment income	$0.15	0.15	0.11		0.06		0.02	0.01	0.02
Net realized gain on investments	$0.10	0.10	0.10		—		—	—	—
Total distributions	$0.25	0.25	0.21		0.06		0.02	0.01	0.02
Net asset value, end of period	$15.28	15.44	15.46		13.30		12.79	11.88	8.56

Total Return(2)%	8.56	9.15	17.98		4.52		7.85	38.85	(25.57)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	377,039		376,242		515,344	429,843	252,792

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.34	0.74	0.99		0.98		0.97	0.98	1.01
Net expenses after expense waiver and prior to brokerage commission recapture (3)(4)%	1.34	0.74	0.99		0.98		0.97	0.98	1.01
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.50	0.75	1.00		1.00		1.00	1.00	1.01
Net investment income after expense waiver and brokerage commission recapture (3)(4)%	0.99	1.58	1.15		0.68		0.44	0.30	0.32
Portfolio turnover rate %	17	17	17		37		32	21	139

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2006	2005	2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.25	12.76	11.89	8.57		8.87

Income (loss) from investment operations:
Net investment income	$0.13	0.06	0.03	0.01		0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$2.19	0.50	0.88	3.31		(0.31)
Total from investment operations	$2.32	0.56	0.91	3.32		(0.29)

Less distributions from:
Net investment income	$0.11	0.07	0.04	0.00	**	0.01
Net realized gain on investments	$0.10	—	—	—		—
Total distributions	$0.21	0.07	0.04	0.00	**	0.01
Net asset value, end of period	$15.36	13.25	12.76	11.89		8.57

Total Return(2)%	17.67	4.45	7.62	38.75		(3.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,467	21,053	14,727	6,134		186

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.14	1.13	1.13	1.13		1.16
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.14	1.15	1.15	1.15		1.16
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)%	1.25	1.25	1.15	1.15		1.16
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.02	0.55	0.36	0.12		0.65
Portfolio turnover rate %	17	37	32	21		139

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING LEGG MASON VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year	April 11,
	Ended	2005(1) to
	December 31,	December 31,
	2006	2005

Per Share Operating Performance
Net asset value, beginning of period	$10.59	9.55

Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.06)**
Net realized and unrealized gain on investments and foreign currency related transactions	$0.68	1.12
Total from investment operations	$0.64	1.06

Less distributions from:
Net realized gains on investments	$0.03	0.02
Total distributions	$0.03	0.02
Net asset value, end of period	$11.20	10.59

Total Return(2)%	6.12	11.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,427	2,653

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture (3)(4)%	1.37	1.39
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.38	1.39
Gross expenses prior to expense waiver and brokerage commission recapture (3)%	1.53	1.54
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.53)	(0.60)
Portfolio turnover rate %	11	11

	Class I				Class S

				May 6,
				2004(1) to	Year Ended December 31,
	Year Ended			December 31,
	December 31,

	2006	2005		2004	2006	2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.63	10.03		8.86	10.61	10.03		8.82	7.20		8.97

Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.01	**	0.00 *	(0.02)	(0.02	)**	(0.01)	0.02		0.04 **
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$0.70	0.61		1.20	0.70	0.62		1.23	1.60		(1.78)
Total from investment operations	$0.71	0.62		1.20	0.68	0.60		1.22	1.62		(1.74)

Less distributions from:
Net investment income	$—	—		0.03	—	—		0.01	0.00	*	0.03
Net realized gains on investments	$0.03	0.02		—	0.03	0.02		—	—		—
Total distributions	$0.03	0.02		0.03	0.03	0.02		0.01	0.00	*	0.03
Net asset value, end of period	$11.31	10.63		10.03	11.26	10.61		10.03	8.82		7.20

Total Return(2)%	6.76	6.19		13.52	6.49	5.99		13.87	22.53		(19.41)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$373,802	44,965		3,713	452,029	546,328		324,740	223,701		130,480

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)%	0.77	0.79		0.81	1.02	1.04		1.06	1.09		1.08
Net expenses after expense waiver and prior to brokerage commission recapture (3)%	0.78	0.79		0.81	1.03	1.04		1.06	1.10		1.11
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.78	0.79		0.81	1.03	1.04		1.06	1.10		1.11
Net investment income (loss) after expense waiver and brokerage commission recapture(3)%	0.10	0.07		0.13	(0.20)	(0.20)		(0.07)	0.32		0.49
Portfolio turnover rate %	11	11		95	11	11		95	38		50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Amount is less than $0.005.

** Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LEGG MASON VALUE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.58	10.02		8.83	7.22	7.36

Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	(0.03	)*	(0.02)	0.01	0.01 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$0.70	0.61		1.23	1.60	(0.13)
Total from investment operations	$0.66	0.58		1.21	1.61	(0.12)

Less distributions from:
Net investment income	$—	—		0.02	—	0.02
Net realized gain on investments	$0.03	0.02		—	—	—
Total distributions	$0.03	0.02		0.02	—	0.02
Net asset value, end of period	$11.21	10.58		10.02	8.83	7.22

Total Return(2)%	6.32	5.80		13.66	22.30	(1.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,028	27,154		13,927	7,175	597

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.17	1.19		1.21	1.24	1.21
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.18	1.19		1.21	1.25	1.26
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.28	1.29		1.21	1.25	1.26
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.34)	(0.35)		(0.23)	0.16	0.49
Portfolio turnover rate %	11	11		95	38	50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LIMITED MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I

	April 28,		Year		April 29
	2006(1) to		Ended		2005(1) to
	December 31,		December 31,		December 31,
	2006		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.80		10.70		11.14

Income (loss) from investment operations:
Net investment income	$0.28	*	0.49	*	0.28 *
Net realized and unrealized loss on investments and futures	$0.00	**	(0.07)		(0.12)
Total from investment operations	$0.28		0.42		0.16

Less distributions from:
Net investment income	$0.42		0.42		0.57
Net realized gain on investments	$—		—		0.03
Total distributions	$0.42		0.42		0.60
Net asset value, end of period	$10.66		10.70		10.70

Total Return(2)%	2.68		4.02		1.44

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1		118,858		3,265

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.88	(5)	0.28	(5)	0.29
Gross expenses prior to expense waiver(3)%	1.03	(5)	0.28	(5)	0.29
Net investment income after expense waiver(3)(4)%	3.84	(5)	4.64	(5)	3.96
Portfolio turnover rate %	352		352		219

	Class S									Class S2

										April 28,
	Year Ended December 31,									2006(1) to
										December 31,
	2006		2005		2004		2003	2002		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.72		11.10		11.65		11.44	11.02		10.80

Income (loss) from investment operations:
Net investment income	$0.46	*	0.37	*	0.65	*	0.43	0.46	*	0.30 *
Net realized and unrealized gain (loss) on investments and futures	$(0.06)		(0.19)		(0.49)		(0.10)	0.34		0.02
Total from investment operations	$0.40		0.18		0.16		0.33	0.80		0.32

Less distributions from:
Net investment income	$0.39		0.53		0.61		0.09	0.33		0.42
Net realized gain on investments	$—		0.03		0.10		0.03	0.05		—
Total distributions	$0.39		0.56		0.71		0.12	0.38		0.42
Net asset value, end of period	$10.73		10.72		11.10		11.65	11.44		10.70

Total Return(2)%	3.83		1.63		1.38		2.84	7.24		3.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$295,289		300,275		393,161		572,056	611,262		1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.53	(5)	0.54		0.53		0.53	0.53		0.68 (5)
Gross expenses prior to expense waiver(3)%	0.53	(5)	0.54		0.53		0.53	0.53		0.78 (5)
Net investment income after expense waiver (3)(4)%	4.27	(5)	3.44		3.35		3.26	4.03		4.16 (5)
Portfolio turnover rate %	352		219		197		91	169		352

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I				Class S

	Year Ended			May 7,
	December 31,			2004(1) to	Year Ended December 31,
				December 31,
	2006	2005		2004	2006	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00	1.00	1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income	$0.049	0.030		0.009	0.046	0.028		0.009		0.007		0.014	**
Net realized and unrealized gain (loss) on investments	$—	(0.000	)*	(0.000)*	—	(0.000	)*	(0.000	)*	(0.000	)*	—
Total from investment operations	$0.049	0.030		0.009	0.046	0.028		0.009		0.007		0.014

Less distributions from:
Net investment income	$0.049	0.030		0.009	0.046	0.028		0.009		0.007		0.014
Total distributions	$0.049	0.030		0.009	0.046	0.028		0.009		0.007		0.014
Net asset value, end of period	$1.00	1.00		1.00	1.00	1.00		1.00		1.00		1.00

Total Return(2)%	4.93	3.04		0.86	4.67	2.78		0.92		0.75		1.43

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$204,662	134,152		125,543	767,059	676,630		675,387		772,725		1,091,743

Ratios to average net assets:
Expenses(3)%	0.29	0.29		0.29	0.54	0.54		0.54		0.53		0.53
Net investment income(3)%	4.89	3.00		1.43	4.60	2.75		0.91		0.75		1.42

	Class S2

								September 9,
	Year Ended December 31,							2002(1)to
								December 31,
	2006	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income	$0.045	0.026		0.008		0.006		0.003 **
Net realized and unrealized gain (loss) on investments	$—	(0.000	)*	(0.000	)*	(0.000	)*	—
Total from investment operations	$0.045	0.026		0.008		0.006		0.003

Less distributions from:
Net investment income	$0.045	0.026		0.008		0.006		0.003
Total distributions	$0.045	0.026		0.008		0.006		0.003
Net asset value, end of period	$1.00	1.00		1.00		1.00		1.00

Total Return(2)%	4.51	2.63		0.77		0.60		0.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,509	12,828		10,124		5,235		1,810

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.69	0.69		0.69		0.68		0.67
Gross expenses prior to expense waiver(3)%	0.79	0.79		0.69		0.68		0.67
Net investment income after expense waiver(3)(4)%	4.48	2.61		0.84		0.55		1.09

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

 * Amount is more than $(0.0005).

** Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year Ended				August 1,
	December 31,				2003(1) to
					December 31,
	2006	2005		2004	2003

Per Share Operating Performance
Net asset value, beginning of period	$15.70	14.47		12.90	12.92

Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	(0.06	)*	(0.02)	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$0.76	1.29		1.59	(0.02)
Total from investment operations	$0.72	1.23		1.57	(0.02)
Net asset value, end of period	$16.42	15.70		14.47	12.90

Total Return(2)%	4.59	8.50		12.17	(0.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,394	6,456		1,784	35

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.36	1.34		1.35	0.97
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.37	1.36		1.38	0.99
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.52	1.51		1.38	0.99
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.34)	(0.41)		(0.28)	(0.93)
Portfolio turnover rate %	64	72		72	82

	Class I

	Year Ended					May 1,
	December 31,					2003(1) to
						December 31,
	2006		2005		2004	2004

Per Share Operating Performance:
Net asset value, beginning of period	$15.90		14.57		12.91	10.27

Income (loss) from investment operations:
Net investment income	$0.05	*	0.03	*	0.04	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$0.78		1.30		1.62	2.64
Total from investment operations	$0.83		1.33		1.66	2.64
Net asset value, end of period	$16.73		15.90		14.57	12.91

Total Return(2)%	5.22		9.13		12.86	25.71

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$75,920		10,944		3,285	1,926

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)%	0.76		0.74		0.75	0.77
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	0.77		0.76		0.78	0.79
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.77		0.76		0.78	0.79
Net investment income after expense waiver and brokerage commission recapture(3)%	0.30		0.18		0.30	0.01
Portfolio turnover rate %	64		72		72	82

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2006		2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of year		$15.80		14.51		12.90	9.72	13.80

Income (loss) from investment operations:
Net investment income (loss)		$(0.00	)**	0.00	**	0.01	(0.02)	(0.02)*
Net realized and unrealized gain (loss) on investments and foreign currency related transactions		$0.78		1.29		1.60	3.20	(4.06)
Total from investment operations		$0.78		1.29		1.61	3.18	(4.08)
Net asset value, end of year		$16.58		15.80		14.51	12.90	9.72

Total Return(2)%		4.94		8.89		12.48	32.72	(29.57)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$801,219		886,962		882,416	845,269	616,225

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture	%	1.01		0.99		1.00	1.02	0.97
Net expenses after expense waiver and prior to brokerage commission recapture	%	1.02		1.01		1.03	1.04	1.04
Gross expenses prior to expense waiver and brokerage commission recapture	%	1.02		1.01		1.03	1.04	1.04
Net investment income (loss) after expense waiver and brokerage commission recapture	%	(0.00	)**	(0.02)		0.04	(0.17)	(0.15)
Portfolio turnover rate	%	64		72		72	82	186

	Class S2

						September 9,
	Year Ended December 31,					2002(3) to
						December 31,
	2006	2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of period	$15.73	14.47		12.88	9.71	9.81

Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03	)*	(0.01)	(0.04)	(0.01)*
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$0.77	1.29		1.60	3.21	(0.09)
Total from investment operations	$0.75	1.26		1.59	3.17	(0.10)
Net asset value, end of period	$16.48	15.73		14.47	12.88	9.71

Total Return(2)%	4.77	8.71		12.34	32.65	(1.02)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,805	22,551		15,096	8,268	102

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(4)(5)%	1.16	1.14		1.15	1.17	1.05
Net expenses after expense waiver and prior to brokerage commission recapture(4)(5)%	1.17	1.16		1.15	1.17	1.05
Gross expenses prior to expense waiver and brokerage commission recapture(4)%	1.27	1.26		1.18	1.19	1.21
Net investment income (loss) after expense waiver and brokerage commission recapture(4)(5)%	(0.15)	(0.19)		(0.10)	(0.39)	(0.43)
Portfolio turnover rate %	64	72		72	82	186

(1) Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the ING Marsico Growth Portfolio. Prior to that date, the Series had been advised by another Portfolio Manager.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Commencement of operations.

(4) Annualized for periods less than one year.

(5) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005, more than ($0.005), or more than (0.005%).

See Accompanying Notes to Financial Statements

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I		Class S		Class S2

	January 20,		April 29,		May 2,	December 29,
	2006(1) to	Year Ended	2005(1) to	Year Ended	2005(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.77	12.38	10.00	12.36	10.00	15.28

Income from investment operations:
Net investment income (loss)	$0.04	0.12 *	0.04 *	0.08	0.02 *	(0.00)**
Net realized and unrealized gain on investments and foreign related transactions	$2.46	2.87	2.52	2.88	2.51	—
Total from investment operations	$2.50	2.99	2.56	2.96	2.53	(0.00)**

Less distributions from:
Net investment income	$0.01	0.01	0.02	0.00 **	0.01	—
Net realized gain on investments	$0.04	0.04	0.16	0.04	0.16	—
Total distributions	$0.05	0.05	0.18	0.04	0.17	—
Net asset value, end of period	$15.22	15.32	12.38	15.28	12.36	15.28

Total Return(2)%	19.63	24.21	25.62	24.02	25.35	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,507	137,712	44,459	222,639	150,499	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)%	1.28	0.68	0.68	0.93	0.93	1.08
Gross expenses prior to expense waiver(3)%	1.48	0.73	0.78	0.98	1.02	1.23
Net investment income after expense waiver(3)(4)(5)%	0.34	0.90	0.58	0.64	0.22	(1.08)
Portfolio turnover rate %	103	103	73	103	73	103

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year Ended						August 1,
	December 31,						2003(1) to
							December 31,
	2006		2005		2004		2003

Per Share Operating Performance
Net asset value, beginning of period	$18.05		18.67		17.19		16.82

Income (loss) from investment operations:
Net investment income	$0.40	*	0.36	*	0.39	*	0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.57		0.09		1.47		0.45
Total from investment operations	$1.97		0.45		1.86		0.46

Less distributions from:
Net investment income	$0.40		0.41		0.38		0.09
Net realized gain on investments	$0.84		0.66		—		—
Total distributions	$1.24		1.07		0.38		0.09
Net asset value, end of period	$18.78		18.05		18.67		17.19

Total Return(2)%	11.55		2.53		10.83		2.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,428		5,839		3,159		1

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.23		1.25		1.23		1.04
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24		1.25		1.23		1.04
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39		1.40		1.24		1.05
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	2.28		1.98		2.08		1.85
Portfolio turnover rate %	44		51		66		57

	Class I

							May 1,
	Year Ended December 31,						2003(1) to
							December 31,
	2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.26		18.81		17.22		15.19

Income (loss) from investment operations:
Net investment income	$0.53	*	0.49	*	0.47	*	0.58
Net realized and unrealized gain on investments and foreign currency related transactions	$1.57		0.08		1.50		1.55
Total from investment operations	$2.10		0.57		1.97		2.13

Less distributions from:
Net investment income	$0.49		0.46		0.38		0.10
Net realized gain on investments	$0.84		0.66		—		—
Total distributions	$1.33		1.12		0.38		0.10
Net asset value, end of period	$19.03		18.26		18.81		17.22

Total Return(2)%	12.22		3.14		11.45		14.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$151,940		172,607		5,119		2,303

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)%	0.63		0.65		0.63		0.64
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	0.64		0.65		0.64		0.65
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.64		0.65		0.64		0.65
Net investment income after expense waiver and brokerage commission recapture(3)%	2.86		2.71		2.69		2.61
Portfolio turnover rate %	44		51		66		57

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S

	Year Ended December 31,

	2006		2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of year	$18.23		18.78		17.21		14.81		15.98

Income (loss) from investment operations:
Net investment income	$0.48	*	0.43	*	0.41	*	0.37	*	0.44 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.57		0.10		1.50		2.11		(1.25)
Total from investment operations	$2.05		0.53		1.91		2.48		(0.81)

Less distributions from:
Net investment income	$0.44		0.42		0.34		0.08		0.34
Net realized gain on investments	$0.84		0.66		—		—		0.02
Total distributions	$1.28		1.08		0.34		0.08		0.36
Net asset value, end of year	$19.00		18.23		18.78		17.21		14.81

Total Return(1)%	11.93		2.90		11.12		16.75		(5.10)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,400,960		1,465,066		1,483,814		1,326,168		1,026,503

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(2)%	0.88		0.89		0.88		0.89		0.89
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	0.89		0.89		0.89		0.90		0.90
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	0.89		0.89		0.89		0.90		0.90
Net investment income after expense waiver and brokerage commission recapture(2)%	2.62		2.32		2.42		2.41		2.82
Portfolio turnover rate %	44		51		66		57		81

	Class S2

								September 9,
	Year Ended December 31,							2002(3) to
								December 31,
	2006	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$18.12	18.71		17.18		14.82		14.97

Income from investment operations:
Net investment income	$0.45	0.40	*	0.39	*	0.36	*	0.12 *
Net realized and unrealized gain on investments and foreign currency related transactions	$1.56	0.08		1.50		2.07		0.07
Total from investment operations	$2.01	0.48		1.89		2.43		0.19

Less distributions from:
Net investment income	$0.42	0.41		0.36		0.07		0.32
Net realized gain on investments	$0.84	0.66		—		—		0.02
Total distributions	$1.26	1.07		0.36		0.07		0.34
Net asset value, end of period	$18.87	18.12		18.71		17.18		14.82

Total Return(1)%	11.79	2.68		11.02		16.40		1.22

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$54,492	49,367		36,969		18,035		966

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(2)(4)%	1.03	1.04		1.03		1.04		1.03
Net expenses after expense waiver and prior to brokerage commission recapture(2)(4)%	1.04	1.04		1.04		1.05		1.06
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.14	1.14		1.04		1.05		1.06
Net investment income after expense waiver and brokerage commission recapture(2)(4)%	2.48	2.18		2.30		2.27		2.59
Portfolio turnover rate %	44	51		66		57		81

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) Commencement of operations.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I		Class S		Class S2

	July 18,		April 29,		May 2,	December 29,
	2006(1) to	Year Ended	2005(1) to	Year Ended	2005(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.95	11.22	10.00	11.20	10.07	14.54

Income from investment operations:
Net investment income (loss)	$0.05	0.28	0.13 **	0.26 **	0.10 **	(0.00)*
Net realized and unrealized gain on investments and foreign currency related transactions	$2.54	3.18	1.41	3.17	1.34	—
Total from investment operations	$2.59	3.46	1.54	3.43	1.44	(0.00)*

Less distributions from:
Net investment income	$—	0.02	0.09	0.01	0.08	—
Net realized gains on investments	$—	0.06	0.23	0.06	0.23	—
Total distributions	$—	0.08	0.32	0.07	0.31	—
Net asset value, end of period	$14.54	14.60	11.22	14.56	11.20	14.54

Total Return(2)%	21.67	31.04	15.35	30.81	14.25	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$86	7,489	5,599	306,300	168,701	1

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)(5)%	1.37	0.77	0.80	1.02	1.05	1.17
Net expenses after expense waiver and prior to brokerage commission recapture (3)(4)(5)%	1.39	0.79	0.80	1.04	1.05	1.19
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.54	0.79	0.82	1.04	1.07	1.29
Net investment income after expense waiver and brokerage commission recapture (3)(4)(5)%	1.23	2.34	1.73	2.07	1.31	(1.17)
Portfolio turnover rate %	93	93	152	93	152	93

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is more than $(0.005).

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER MAIN STREET PORTFOLIO®
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	April 28,	Year Ended					May 1,
	2006(1) to	December 31,					2003(1) to
	December 31,						December 31,
	2006	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.45	17.44		16.65		14.87	12.45

Income (loss) from investment operations:
Net investment income	$0.06	0.22	*	0.21	*	0.18	0.17
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.36	2.41		0.78		1.77	2.30
Total from investment operations	$1.42	2.63		0.99		1.95	2.47

Less distributions from:
Net investment income	$0.24	0.24		0.20		0.17	0.05
Total distributions	$0.24	0.24		0.20		0.17	0.05
Net asset value, end of period	$19.63	19.83		17.44		16.65	14.87

Total Return(2)%	7.85	15.25		6.02		13.15	19.83

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	5,629		2,530		136	103

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.24	0.64		0.64		0.61	0.59
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24	0.64		0.64		0.63	0.59
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39	0.64		0.64		0.64	0.65
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.67	1.22		1.26		1.17	1.04
Portfolio turnover rate %	90	90		80		175	130

		Class S

		Year Ended December 31,

		2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$17.44		16.65		14.87	11.96	16.00

Income (loss) from investment operations:
Net investment income		$0.17	*	0.17	*	0.16	0.11	0.07 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions		$2.41		0.78		1.75	2.83	(4.05)
Total from investment operations		$2.58		0.95		1.91	2.94	(3.98)

Less distributions from:
Net investment income		$0.19		0.16		0.13	0.03	0.06
Total distributions		$0.19		0.16		0.13	0.03	0.06
Net asset value, end of year		$19.83		17.44		16.65	14.87	11.96

Total Return(2)%		14.93		5.73		12.88	24.57	(24.87)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$542,958		559,041		624,376	644,823	563,470

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture	%	0.89		0.89		0.86	0.84	0.84
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.89		0.89		0.88	0.84	0.84
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.89		0.89		0.89	0.90	0.90
Net investment income after expense waiver and brokerage commission recapture	%	0.93		1.01		0.87	0.86	0.57
Portfolio turnover rate	%	90		80		175	130	109

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER MAIN STREET PORTFOLIO® (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.38		16.62		14.88	11.98	12.20

Income (loss) from investment operations:
Net investment income	$0.14	*	0.14	*	0.10	0.08	0.03 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$2.41		0.78		1.79	2.84	(0.21)
Total from investment operations	$2.55		0.92		1.89	2.92	(0.18)

Less distributions from:
Net investment income	$0.19		0.16		0.15	0.02	0.04
Total distributions	$0.19		0.16		0.15	0.02	0.04
Net asset value, end of period	$19.74		17.38		16.62	14.88	11.98

Total Return(2)%	14.79		5.57		12.70	24.37	(1.45)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,159		4,351		2,847	1,950	336

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.04		1.04		1.01	0.99	0.96
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.04		1.04		1.03	0.99	0.96
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.14		1.14		1.04	1.05	1.06
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.79		0.86		0.81	0.72	0.85
Portfolio turnover rate %	90		80		175	130	109

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO CORE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	April 28,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.63	10.67

Income (loss) from investment operations:
Net investment income	$0.28 *	0.30 *
Net realized and unrealized loss on investments, foreign currency related transactions, futures, options and swaps	$0.22	0.22
Total from investment operations	$0.50	0.52

Less distributions from:
Net investment income	$0.31	0.31
Total distributions	$0.31	0.31
Net asset value, end of period	$10.82	10.88

Total Return(2)%	4.84	5.01

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	795,704

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.18	0.58
Gross expenses prior to expense waiver(3)%	1.33	0.58
Net investment income after expense waiver(3)(4)%	3.53	4.17
Portfolio turnover rate %	750	750

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO CORE BOND PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2006		2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$10.71		10.92		10.72		10.39	9.79

Income (loss) from investment operations:
Net investment income		$0.41	*	0.35	*	0.35	*	0.41	0.36	*
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, options and swaps		$0.04		(0.08)		0.16		0.10	0.48
Total from investment operations		$0.45		0.27		0.51		0.51	0.84

Less distributions from:
Net investment income		$0.27		0.38		0.29		0.05	0.16
Net realized gain on investments		$—		0.10		0.02		0.13	0.08
Total distributions		$0.27		0.48		0.31		0.18	0.24
Net asset value, end of year		$10.89		10.71		10.92		10.72	10.39

Total Return(2)%		4.32		2.46		4.78		4.84	8.68

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$643,131		1,059,548		744,258		525,001	437,548

Ratios to average net assets:
Expenses	%	0.85		0.84		0.86		0.87	0.93
Net investment income	%	3.84		3.23		3.21		3.55	3.56
Portfolio turnover rate	%	750		760		279		402	605

	Class S2

									September 9,
	Year Ended December 31,								2002(1) to
									December 31,
	2006		2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.68		10.90		10.71		10.40		10.33

Income (loss) from investment operations:
Net investment income	$0.40	*	0.33	*	0.33	*	0.42	*	0.10 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	$0.04		(0.08)		0.18		0.06		0.20
Total from investment operations	$0.44		0.25		0.51		0.48		0.30

Less distributions from:
Net investment income	$0.27		0.37		0.30		0.04		0.15
Net realized gain on investments	$—		0.10		0.02		0.13		0.08
Total distributions	$0.27		0.47		0.32		0.17		0.23
Net asset value, end of period	$10.85		10.68		10.90		10.71		10.40
Total Return(2)%	4.26		2.28		4.73		4.56		2.94

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,980		35,739		27,604		16,428		1,002

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.00		0.99		1.01		1.01		1.03
Gross expenses prior to expense waiver(3)%	1.10		1.09		1.01		1.01		1.03
Net investment income after expense waiver(3)(4)%	3.72		3.07		3.05		3.40		3.21
Portfolio turnover rate %	750		760		279		402		605

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	May 22,		April 29,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.14	10.20	10.07

Income (loss) from investment operations:
Net investment income	$0.39	0.72 *	0.48 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, options, and swaps	$0.19	0.18	0.16
Total from investment operations	$0.58	0.90	0.64

Less distributions from:
Net investment income	$0.31	0.70	0.49
Net realized gain on investments	$0.09	0.09	0.02
Total distributions	$0.40	0.79	0.51
Net asset value, end of period	$10.32	10.31	10.20

Total Return(2)%	5.83	9.22	6.48

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3	162,093	841

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.10	0.50	0.50
Gross expenses prior to expense waiver(3)%	1.25	0.50	0.50
Net investment income after expense waiver(3)(4)%	6.47	7.11	7.10
Portfolio turnover rate %	72	72	102

	Class S				Class S2

				May 3,	December 29,
				2004(1) to	2006(1) to
	Year Ended			December 31,	December 31,
	December 31,

	2006	2005		2004	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.21	10.50		10.00	10.32

Income (loss) from investment operations:
Net investment income (loss)	$0.70	0.67	*	0.42	(0.00)**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, options, and swaps	$0.17	(0.24)		0.48	—
Total from investment operations	$0.87	0.43		0.90	(0.00)**

Less distributions from:
Net investment income	$0.67	0.70		0.40	—
Net realized gain on investments	$0.09	0.02		—	—
Total distributions	$0.76	0.72		0.40	—
Net asset value, end of period	$10.32	10.21		10.50	10.32

Total Return(2)%	8.95	4.33		9.24	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$689,288	721,985		697,885	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.75	0.75		0.74	0.90
Gross expenses prior to expense waiver(3)%	0.75	0.75		0.74	1.00
Net investment income after expense waiver(3)(4)%	6.85	6.53		6.19	(0.90)
Portfolio turnover rate %	72	102		50	72

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005)..

See Accompanying Notes to Financial Statements

ING PIONEER FUND PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV							Class S2
			April 29,			May 3,
	December 29,	Year Ended	2005(1) to		Year Ended	2005(1) to		December 29,
	2006(1) to							2006(1) to
	December 31,	December 31, December 31,			December 31, December 31,			December 31,
		Class I			Class S

	2006	2006 2005			2006 2005			2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.89	11.04	10.06		11.04	10.17		12.89

Income from investment operations:
Net investment income (loss)	$(0.00)**	0.16	0.11	*	0.12	0.09	*	(0.00)**
Net realized and unrealized gain on investments and foreign currency related transactions	$—	1.72	0.92		1.73	0.82		—
Total from investment operations	$(0.00)**	1.88	1.03		1.85	0.91		(0.00)**

Less distributions from:
Net investment income	$—	—	0.05		—	0.04		—
Net realized gain on investments	$—	—	0.00	**	—	0.00	**	—
Total distributions	$—	—	0.05		—	0.04		—
Net asset value, end of period	$12.89	12.92	11.04		12.89	11.04		12.89

Total Return(2)%	—	17.03	10.25	†	16.76	8.99	†	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	31,524	28,289		98,788	82,505		1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.31	0.71	0.71		0.96	0.96		1.11
Gross expenses prior to expense waiver(3)%	1.51	0.76	0.75		1.01	1.00		1.26
Net investment income after expense waiver(3)(4)%	(1.31)	1.33	1.49		1.08	1.27		(1.11)
Portfolio turnover rate %	19	19	39		19	39		19

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

 * Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

† In 2005, the Investment Manager fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment guidelines. The impact on total return was 0.02% on both Class I and Class S, and excluding this item, total return would have been 10.23% and 8.97%, respectively.

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I		Class S		Class S2

	December 29,	Year	May 2,	Year	April 29,	December 29,
	2006(1) to	Ended	2005(1) to	Ended	2005(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.30	11.02	10.07	11.00	10.01	12.30

Income from investment operations:
Net investment income (loss)	$(0.00)**	0.12	0.03	0.08	0.02	(0.00)**
Net realized and unrealized gain on investments	$—	1.27	0.92	1.27	0.97	—
Total from investment operations	$(0.00)**	1.39	0.95	1.35	0.99	(0.00)**

Less distributions from:
Net investment income	$—	0.03	—	0.02	—	—
Net realized gains on investments	$—	0.03	—	0.03	—	—
Total distributions	$—	0.06	—	0.05	—	—
Net asset value, end of period	$12.30	12.35	11.02	12.30	11.00	12.30

Total Return(2)%	—	12.70	9.43	12.35	9.89	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	135,708	22,281	632,504	671,732	1

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)(4)(5)%	1.24	0.64	0.66	0.89	0.92	1.04
Gross expenses prior to brokerage commission recapture(3)%	1.39	0.64	0.66	0.89	0.92	1.14
Net investment income(3)(4)(5)%	(1.24)	1.02	0.97	0.69	0.62	(1.04)
Portfolio turnover rate %	109	109	50	109	50	109

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

 * Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended			May 3,
	December 31,			2004(1) to
				December 31,
	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.40		10.90	10.00

Income from investment operations:
Net investment income	$0.21	*	0.19	0.11
Net realized and unrealized gain on investments and futures	$1.52		0.31	0.94
Total from investment operations	$1.73		0.50	1.05

Less distributions from:
Net investment income	$0.19		—	0.12
Net realized gain on investments	$0.09		—	0.03
Total distributions	$0.28		—	0.15
Net asset value, end of period	$12.85		11.40	10.90

Total Return(2)%	15.52		4.59	10.52

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$405,602		388,184	378,706

Ratios to average net assets:
Expenses(3)%	0.27	(4)	0.28	0.27
Net investment income(3)%	1.74	(4)	1.68	2.14
Portfolio turnover rate %	9		6	8

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I		Class S		Class S2

	December 20,	April 12,		July 29,		July 29,	January 10,
	2006(6) to	2006(6) to	Year Ended	2005(1) to	Year Ended	2005(1) to	2006(1) to
	December 31,	July 11,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.36	11.76	10.82	10.00	10.81	10.00	11.27

Income from investment operations:
Net investment income	$0.01 *	0.09	0.20 *	0.02	0.23 *	0.04	0.14 *
Net realized and unrealized gain on investments and foreign currency related transactions	$0.10	(0.05)	2.54	1.04	2.47	1.00	2.08
Total from investment operations	$0.11	0.04	2.74	1.06	2.70	1.04	2.22

Less distributions from:
Net investment income	$0.13	0.00 **	0.16	0.05	0.13	0.04	0.06
Net realized gain on investments	$0.26	0.03	0.29	0.19	0.29	0.19	0.29
Total distributions	$0.39	0.03	0.45	0.24	0.42	0.23	0.35
Net asset value, end of period	$13.08	11.77	13.11	10.82	13.09	10.81	13.14

Total Return(2)%	0.84	0.35	25.32	10.54	24.97	10.34	19.72

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	5	272,333	3,204	114,293	27,276	688

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)%	1.15	1.15	0.55	0.55	0.80	0.80	0.95
Gross expenses prior to expense waiver(3)%	1.38	1.39	0.63	0.79	0.88	1.04	1.13
Net investment income after expense waiver(3)(4)(5)%	1.44	3.04	1.64	0.78	1.91	0.99	1.15
Portfolio turnover rate %	155	155	155	77	155	77	155

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(6) Class ADV commenced operations on April 12, 2006, fully redeemed on July 11, 2006, and recommenced operations on December 20, 2006.

*  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-nine operational portfolios. There are twenty-eight portfolios included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING Disciplined Small Cap Value Portfolio (“Disciplined Small Cap Value”), ING EquitiesPlus Portfolio (“EquitiesPlus”), ING Evergreen Health Sciences Portfolio (“Evergreen Health Sciences”), ING Evergreen Omega Portfolio (“Evergreen Omega”), ING Global Real Estate Portfolio (“Global Real Estate”), ING Global Resources Portfolio (“Global Resources”), ING Global Technology Portfolio (“Global Technology”), formerly, ING Goldman Sachs Tollkeeper Portfolio, ING International Portfolio (“International”), ING Janus Contrarian Portfolio (“Janus Contrarian”), ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), ING JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), formerly, ING JPMorgan SmallCap Equity Portfolio, ING JPMorgan Value Opportunities Portfolio (“JPMorgan Value Opportunities”), ING Julius Baer Foreign Portfolio (“Julius Baer Foreign”), ING Legg Mason Partners All Cap Portfolio (“Legg Mason Partners All Cap”), formerly, ING Salomon Brothers All Cap Portfolio, ING Legg Mason Value Portfolio (“Legg Mason Value”), ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Marsico Growth Portfolio (“Marsico Growth”), ING Marsico International Opportunities Portfolio (“Marsico International Opportunities”), ING MFS Total Return Portfolio (“MFS Total Return”), ING MFS Utilities Portfolio (“MFS Utilities”), ING Oppenheimer Main Street Portfolio® (“Oppenheimer Main Street”), ING PIMCO Core Bond Portfolio (“PIMCO Core Bond”), ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING Pioneer Fund Portfolio (“Pioneer Fund”), ING Pioneer Mid Cap Value Portfolio (“Pioneer Mid Cap Value”), ING Stock Index Portfolio (“Stock Index”), and ING VP Index Plus International Equity Portfolio (“VP Index Plus International Equity”).

All of the Portfolios are diversified except for Evergreen Health Sciences, Global Real Estate, Global Resources, Janus Contrarian, Legg Mason Partners All Cap, Legg Mason Value and MFS Utilities, which are non-diversified Portfolios. All of the Portfolios, except Liquid Assets, which is authorized to offer three classes of shares (Institutional (“I”), Service (“S”) and Service 2 (“S2”), and Stock Index, which is authorized to offer one class of shares (Class I), are authorized to offer four classes of shares (Class I, Class S, Class S2 and Adviser Class (“Class ADV”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to the portfolios listed in this note.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

The following is a brief description of each Portfolio’s investment objective:

•	Disciplined Small Cap Value seeks to outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued;

•	EquitiesPlus seeks long term total return that (before fees and expenses) exceeds total return of the Standard & Poor’s 500® Composite Stock Price Index;

•	Evergreen Health Sciences seeks long-term capital growth;

•	Evergreen Omega seeks long-term capital growth;

•	Global Real Estate seeks to provide investors with high total return;

•	Global Resources seeks long-term capital appreciation;

•	Global Technology seeks long-term growth of capital;

•	International seeks long-term growth of capital;

•	Janus Contrarian seeks capital appreciation;

•	JPMorgan Emerging Markets Equity seeks capital appreciation;

•	JPMorgan Small Cap Core Equity seeks capital growth over the long-term;

•	JPMorgan Value Opportunities seeks long-term capital appreciation;

•	Julius Baer Foreign seeks long-term growth of capital;

•	Legg Mason Partners All Cap seeks capital appreciation through investment in securities which the Sub-Adviser believes have above-average capital appreciation potential;

•	Legg Mason Value seeks long-term growth of capital;

•	Limited Maturity Bond seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal;

•	Liquid Assets seeks a high level of current income consistent with the preservation of capital and liquidity;

•	Marsico Growth seeks capital appreciation;

•	Marsico International Opportunities seeks long-term growth of capital;

•	MFS Total Return seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income;

•	MFS Utilities seeks total return;

•	Oppenheimer Main Street seeks long-term growth of capital and future income;

•	PIMCO Core Bond seeks maximum total return, consistent with capital preservation and prudent investment management;

•	PIMCO High Yield seeks maximum total return, consistent with capital preservation and prudent investment management;

•	Pioneer Fund seeks reasonable income and capital growth;

•	Pioneer Mid Cap Value seeks capital appreciation;

•	Stock Index seeks total return; and

•	VP Index Plus International Equity seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE® Index”), while maintaining a market level of risk.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange. Investments in securities maturing in 60 days or less, as well as all securities in the Liquid Assets Portfolio, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by the Liquid Assets and the PIMCO High Yield Portfolios. Limited Maturity Bond may declare a dividend monthly or quarterly. For all other Portfolios, net investment income, dividends and net capital distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M.	Credit Default Swaps. EquitiesPlus, Limited Maturity Bond, PIMCO Core Bond, PIMCO High Yield and Stock Index may enter into credit default swap contracts for investment purposes. All other Portfolios may purchase credit default swap contracts in order to hedge against risk of default of debt securities held in their portfolio.

As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

When a Portfolio purchases a credit default swap, the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolios in the event of a default.

N.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets (10% for Limited Maturity Bond and Liquid Assets) in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

O.	Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.	Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

Q.	Floating Rate Notes Issued in Conjunction with Securities Held — PIMCO Core Bond invested in “inverse floaters” which are fixed income instruments with interest rates that vary inversely with short term interest rates. With respect to certain types of inverse floaters that are acquired in a transaction in which the Portfolio transfers a municipal bond to a trust to create the inverse floater, Statement of Financial Accounting Standards No. 140 (“FAS 140”) requires that the transaction be characterized as a financing instead of a sale for financial statement presentation purposes. At December 31, 2006, PIMCO Core Bond investments in these types of inverse floaters were as follows:

	Value of
	Underlying	Floating
	Municipal	Rate Notes	Current
Description	Bond	Outstanding	Rate

City of Chicago, 5.000%, due 01/01/34	$3,872,185	$1,857,991	4.18%

City of Chicago 5.000%, due 01/01/35	2,339,872	1,113,617	4.18%

Lower Colorado River Authority, 5.000%, due 05/15/33	3,258,041	1,555,725	4.18%

New York City Municipal Water Finance Authority, 5.000%, due 06/15/38	2,426,316	1,148,321	3.84%

State of Georgia, 5.000%, due 05/01/20	1,065,250	500,000	4.18%

R.	Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

S.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Disciplined Small Cap Value	$140,629,913	$84,470,121
EquitiesPlus	196,453,502	79,586,464
Evergreen Health Sciences	83,140,270	68,629,391
Evergreen Omega	248,138,472	265,890,870
Global Real Estate	126,483,600	23,578,911
Global Resources	934,939,353	834,962,727
Global Technology	134,767,916	132,031,761
International	271,045,189	307,295,365
Janus Contrarian	81,804,103	39,015,742
JPMorgan Emerging Markets Equity	211,343,850	26,704,595
JPMorgan Small Cap Core Equity	218,686,167	163,722,448
JPMorgan Value Opportunities	267,036,995	250,733,490
Julius Baer Foreign Portfolio	1,179,323,445	732,347,236
Legg Mason Partners All Cap	65,523,536	87,802,691
Legg Mason Value	268,713,828	81,254,650
Limited Maturity Bond	145,243,856	129,177,395
Marsico Growth	557,451,346	617,431,106
Marsico International Opportunities	407,506,435	293,120,376
MFS Total Return	532,325,019	683,263,666
MFS Utilities	264,187,554	192,312,222
Oppenheimer Main Street	497,202,550	581,545,913
PIMCO Core Bond	344,491,243	156,697,313
PIMCO High Yield	571,472,766	475,452,031
Pioneer Fund	22,942,881	21,157,946
Pioneer Mid Cap Value	751,034,684	753,331,942
Stock Index	33,322,869	59,817,571
VP Index Plus International Equity	636,159,271	330,827,170

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. Government securities not included above were as follows:

	Purchases	Sales

EquitiesPlus	$63,242,181	$62,817,588
JPMorgan Small Cap Core Equity	347,744	250,000
Limited Maturity Bond	1,105,060,445	1,024,542,041
MFS Total Return	170,244,604	234,374,433
PIMCO Core Bond	9,408,244,012	9,189,322,349
PIMCO High Yield	103,398,460	54,328,692

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Disciplined Small Cap Value, EquitiesPlus, Global Real Estate and VP Index Plus International Equity have entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (“ING Investments”), an Arizona limited liability company, which is an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Disciplined Small Cap Value	0.55% on the first $500 million; 0.50% on the next $500 million; 0.45% thereafter
EquitiesPlus	0.30%
Global Real Estate(1)	0.80% on the first $250 million; 0.775% on the next $250 million; 0.70% thereafter
VP Index Plus International	0.45%

(1)	Prior to April 28, 2006, the investment management fees for Global Real Estate were as follows:

Global Real Estate	0.90% on the first $250 million, 0.85% on the next $250 million, 0.80% of assets in excess of $500 million

JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities have entered into investment management agreements (“Investment Management Agreements”) with Directed Services, LLC(1) (“DSL”). The Investment Management Agreements compensate DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

JPMorgan Value Opportunities	0.40% of the first $21 billion; 0.39% of the next $5 billion; 0.38% thereafter

Marsico International Opportunities	0.54% of the first $21 billion; 0.53% thereafter

MFS Utilities	0.60% of the first $1 billion; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.47% of the next $5 billion; 0.45% of the next $5 billion; 0.44% of the next $5 billion; 0.43% thereafter

Except as noted above, Directed Services, LLC(1) (the “Investment Adviser” or “DSL”) an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”).

(1)	Prior to December 31, 2006, Directed Services, Inc. (“DSI”) served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of DSI into DSL resulting in the assumption by DSL of the advisory agreement between the Trust and DSI.

Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of each Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing, and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

Evergreen Health Sciences	0.75% of the first $500 million; 0.70% on assets in excess of $500 million

Evergreen Omega	0.60% of the first $750 million;
0.55% of the next $750 million;
0.50% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.44% of the next $5 billion;
0.43% thereafter
Global Technology(1)	1.25% on first $1 billion; 1.15% thereafter

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee

Global Resources(2)	0.75% of the first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; 0.60% of the assets in excess of $3.5 billion.

International	1.00% of the first $500 million; 0.80% of the amount in excess of $500 million

Janus Contrarian and Legg Mason Value*	0.81% of the first $250 million; 0.77% of the next $400 million; 0.73% of the next $450 million; 0.67% of the amount in excess of $1.1 billion

JPMorgan Emerging Markets Equity	1.25%

JPMorgan Small Cap Core Equity	0.90% of the first $200 million; 0.85% of the next $300 million; 0.80% of the next $250 million; 0.75% thereafter

Julius Baer Foreign	1.00% of the first $50 million; 0.95% of the next $200 million; 0.90% of the next $250 million; 0.85% thereafter

Legg Mason Partners All Cap(3)	0.75% on first $500 million; 0.70% on next $250 million; 0.65% on next $500 million; 0.60% in excess of $1.25 billion

Limited Maturity Bond and Liquid Assets*	0.35% of the first $200 million; 0.30% of the next $300 million; 0.25% of the amount in excess of $500 million

Marsico Growth(4)	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; 0.70% of the amount in excess of $1.1 billion

MFS Total Return and Oppenheimer Main Street*(5)	0.75% of the first $250 million; 0.70% of the next $400 million; 0.65% of the next $450 million; 0.60% of the amount in excess of $1.1 billion

PIMCO Core Bond	0.75% of the first $100 million; 0.65% of the next $100 million; 0.55% of the amount in excess of $200 million

PIMCO High Yield	0.49%

Pioneer Fund	0.75% of the first $500 million; 0.70% of the next $500 million; 0.65% thereafter

Pioneer Mid Cap Value	0.64%
Stock Index	0.26%(6)

*	Fee is calculated using the combined net assets of these Portfolios.

(1)	Prior to August 7, 2006, the fee was 1.35% on the first $1 billion and 1.25% thereafter.

(2)	The assets of Global Resources are aggregated with those of ING Capital Guardian Small/Mid Cap Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Van Kampen Growth and Income Portfolio, ING Van Kampen Real Estate Portfolio and ING Wells Fargo Mid Cap Disciplined Portfolio, which are not included in this report, to determine the Unified Fee.

(3)	The assets of Legg Mason Partners All Cap are aggregated with those of ING Lord Abbett Affiliated Portfolio, which is not included in this report, to determine the Unified Fee.

(4)	The assets of Marsico Growth are aggregated with those of ING AllianceBernstein Mid Cap Growth Portfolio, which is not included in this report, to determine the Unified Fee.

(5)	The assets of MFS Total Return and Oppenheimer Main Street are aggregated with ING FMRSM Mid Cap Growth Portfolio, which is not included in this report, to determine the Unified Fee.

(6)	Fee was reduced from 0.27% to 0.26% on April 28, 2006.

DSL has contractually agreed to waive a portion of the advisory fee for Legg Mason Partners All Cap and JPMorgan Small Cap Core Equity. The waiver is calculated as follows:

Waiver = 50% × (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2006, DSL waived $1,911 and $9,309 for Legg Mason Partners All Cap and JPMorgan Small Cap Core Equity, respectively.

This waiver will continue through at least May 1, 2008 and there is no guarantee that this waiver will continue after said date. The agreement will only renew if DSL elects to renew it.

Effective November 1, 2006, all ING Portfolios sub-advised by ING IM are permitted to invest end-of-day cash balances into affiliated ING Money Market Funds, including ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. As of December 31, 2006, EquitiesPlus, Limited Maturity Bond and Stock Index waived $125, $1,159, and $552, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Disciplined Small Cap Value, EquitiesPlus, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities and VP Index Plus International Equity Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Trust and ING Investments or DSL (collectively, “Investment Advisers”) have entered into Portfolio Management Agreements with each portfolio manager or sub-adviser. These portfolio managers provide investment advice for the various Portfolios and are paid by the Investment Advisers based on the average daily net assets of the respective Portfolios. The portfolio managers of each of the Series are as follows (*denotes a related party adviser):

Portfolio	Portfolio Manager/Sub-Adviser

Disciplined Small Cap Value	ING Investment Management Co.*

EquitiesPlus	ING Investment Management Co.*

Evergreen Health Sciences	Evergreen Investment Management Company, LLC

Evergreen Omega	Evergreen Investment Management Company, LLC

Global Real Estate	ING Clarion Real Estate Securities L.P.*

Global Technology	ING Investment Management Co.*

Global Resources	ING Investment Management Co.*

International	ING Investment Management Co.*

Janus Contrarian	Janus Capital Management LLC

JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.

JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.

JPMorgan Value Opportunities	J.P. Morgan Investment Management Inc.

Julius Baer Foreign	Julius Baer Investment Management LLC

Legg Mason Partners All Cap	Clearbridge Advisers, LLC

Legg Mason Value	Clearbridge Advisers, LLC

Limited Maturity Bond	ING Investment Management Co.*

Liquid Assets	ING Investment Management Co.*

Marsico Growth	Marsico Capital Management, LLC

Marsico International	Marsico Capital Management, LLC

MFS Total Return	Massachusetts Financial Services Company

MFS Utilities	Massachusetts Financial Services Company

Oppenheimer Main Street	OppenheimerFunds, Inc.

PIMCO Core Bond	Pacific Investment Management Company LLC

PIMCO High Yield	Pacific Investment Management Company LLC

Pioneer Fund	Pioneer Investment Management, Inc.

Pioneer Mid Cap Value	Pioneer Investment Management, Inc.

Stock Index	ING Investment Management Co.*

VP Index Plus International Equity	ING Investment Management Advisors, B.V.*

In placing equity security transactions, the portfolio manager or sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the portfolio manager or sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to the Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATIONS

The Investment Advisers have entered into a written expense limitation agreement with certain of the Portfolios, whereby the Investment Advisers have agreed to limit expenses, excluding interest, taxes,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 5 — EXPENSE LIMITATIONS (continued)

brokerage and extraordinary expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

Disciplined Small Cap Value	1.35%	0.75%	1.00%	1.15%
EquitiesPlus	1.00%	0.40%	0.65%	0.80%
Global Real Estate(1)	1.50%	0.90%	1.15%	1.30%
Global Technology(2)	1.65%	1.05%	1.30%	1.45%
JPMorgan Value Opportunities	1.13%	0.53%	0.78%	0.93%
Marsico International Opportunities	1.28%	0.68%	0.93%	1.08%
MFS Utilities	1.40%	0.80%	1.05%	1.20%
Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%
VP Index Plus International Equity	1.15%	0.55%	0.80%	0.95%

(1)	Prior to April 28, 2006, the expense limits for Global Real Estate were as follows:

	Class ADV	Class I	Class S	Class S2

Global Real Estate	1.60%	1.00%	1.25%	1.40%

(2)	Prior to August 7, 2006, the expense limits for Global Technology were as follows:

	Class ADV	Class I	Class S	Class S2

Global Technology	1.75%	1.15%	1.40%	1.55%
The Investment Advisers may at a later date recoup from a Portfolio (except Global Technology) management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such reimbursement, the Portfolios expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are recognized in the accompanying Statements of Operations for each Portfolio in the period during which such waiver, reimbursement or recoupment occurs.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Effective September 23, 2005, pursuant to a side agreement, DSL has lowered the expense limits for Pioneer Fund to 1.31%, 0.71%, 0.96% and 1.11% for Class ADV, Class I, Class S and Class S2, respectively through September 23, 2007. The side agreement will only renew if DSL elects to renew it.

As of December 31, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,

	2007	2008	2009	Total

EquitiesPlus	$—	$—	$58,719	$58,719
Global Real Estate	—	—	101,785	$101,785
JPMorgan Value Opportunities	—	5,037	65,944	$70,981
Marsico International Opportunities	—	52,454	122,572	$175,026
MFS Utilities	—	19,373	—	$19,373
Pioneer Fund	—	12,638	50,477	$63,115
VP Index Plus International Equity	—	26,725	171,979	198,704

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the ”Plan”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates IFD(1) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the ”Class S2 Plan”) with DSI on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of a 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolio’s average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%.

(1)	Prior to December 31, 2006, Directed Services, Inc. (“DSI”) served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of DSL into IFD resulting in the assumption by IFD of the distribution agreement between the Trust and DSI to be effective December 31, 2006.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

At December 31, 2006, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios in separate accounts or seed money:

ING Life Insurance and Annuity Company	Evergreen Omega (7.65%)
JPMorgan Emerging Markets Equity (8.92%)
JPMorgan Value Opportunity (13.59%)
Marsico International Opportunities (7.73%)
MFS Total Return (8.34%)
MFS Utilities (5.26%)
Pioneer (22.10%)
Stock Index (8.71%)

ING USA Annuity and Life Insurance	EquitiesPlus (99.88%) Evergreen Health Sciences (93.42%) Evergreen Omega (5.90%) Global Real Estate (61.44%) Global Resources (95.84%)
Global Technology (99.51%)
International (99.42%)
Janus Contrarian (99.53%)
JPMorgan Emerging Markets Equity (69.39%)
JPMorgan Small Cap Core Equity (67.66%)
JPMorgan Value Opportunity (21.84%)
Julius Baer Foreign (41.94%)
Legg Mason Partners All Cap (99.06%)
Legg Mason Value (52.63%) Limited Maturity Bond (55.09%) Liquid Assets (74.25%) Marsico Growth (87.40%)
Marsico International Opportunities (47.94%)
MFS Total Return (86.11%)
MFS Utilities (85.30%)
Oppenheimer Main Street (96.21%)
PIMCO Core Bond (45.81%)
PIMCO High Yield (76.99%)
Pioneer (75.52%)
Pioneer MidCap Value (81.81%)
VP Index Plus International Equity (8.63%)

Reliastar Life Insurance Company	Evergreen Omega (66.54%)
JPMorgan SmallCap Core Equity (19.42%)
JPMorgan Value Opportunity (17.65%)
Limited Maturity Bond (6.88%)
Liquid Assets (6.42%)
Marsico International Opportunities (23.81%)
Stock Index (30.82%)

Security Life Insurance Company	Evergreen Omega (18.67%)
JPMorgan SmallCap Core Equity (8.66%)
Limited Maturity Bond (6.43%)
Liquid Assets (6.64%)
Marsico International Opportunities (5.45%)
MFS Utilities (5.82%)
Stock Index (58.41%)
VP Index Plus International Equity (12.38%)

ING Lifestyle Aggressive Growth Portfolio	Disciplined SmallCap Value (18.90%) Global Real Estate (9.40%) JPMorgan Value Opportunity (6.77%) Julius Baer Foreign (9.93%) Legg Mason Value (8.05%) VP Index Plus International Equity (12.29%)

ING Lifestyle Growth Portfolio	Disciplined SmallCap Value (45.36%)
Global Real Estate (22.57%)
JPMorgan Emerging Markets Equity (7.36%)
JPMorgan Value Opportunity (16.24%)
Julius Baer Foreign (18.73%)
Legg Mason Value (12.88%)
PIMCO Core Bond (16.80%)
PIMCO High Yield (6.59%)
Pioneer MidCap Value (7.20%)
VP Index Plus International Equity (22.12%)

ING Lifestyle Moderate Growth Portfolio	Disciplined SmallCap Value (35.74%)
JPMorgan Value Opportunity (12.79%)
Julius Baer Foreign (13.41%)
Legg Mason Value (7.61%)
PIMCO Core Bond (25.00%)
PIMCO High Yield (7.79%)
VP Index Plus International Equity (11.62%)

ING Lifestyle Moderate Portfolio	JPMorgan Value Opportunity (5.47%) Liquid Assets (6.71%) PIMCO Core Bond (11.95%)

ING Solution 2015 Portfolio	Limited Maturity Bond (11.37%)

ING Solution 2025 Portfolio	Limited Maturity Bond (12.55%) VP Index Plus International Equity (5.43%)

ING Solution 2035 Portfolio	VP Index Plus International Equity (5.08%)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

At December 31, 2006, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution	Accrued
	Fees	Fees	Fees	Recoupment	Total

Disciplined Small Cap Value	$28,331	$5,151	$—	$—	$33,482
EquitiesPlus	33,163	11,059	27,653	3,350	75,225
Evergreen Health Sciences	132,605	—	43,381	—	175,986
Evergreen Omega	104,349	—	2,751	—	107,100
Global Real Estate	82,062	10,258	16,131	4,146	112,597
Global Resources	323,619	—	126,673	—	450,292
Global Technology	92,444	—	19,358	—	111,802
International	155,475	—	40,197	—	195,672
Janus Contrarian	98,935	—	33,193	—	132,128
JPMorgan Emerging Markets Equity	801,365	—	124,991	—	926,356
JPMorgan Small Cap Core Equity	315,685	—	72,418	—	388,103
JPMorgan Value Opportunities	115,774	28,943	17,128	—	161,845
Julius Baer Foreign	1,208,663	—	175,486	—	1,384,149
Legg Mason Partners All Cap	252,497	—	88,827	—	341,324
Legg Mason Value	560,824	—	110,928	—	671,752
Limited Maturity Bond	95,780	—	63,140	—	158,920
Liquid Assets	228,929	—	167,563	—	396,492
Marsico Growth	591,279	—	183,979	—	775,258
Marsico International Opportunities	168,068	31,123	54,670	—	253,861
MFS Total Return	877,198	—	320,513	—	1,197,711
MFS Utilities	158,358	26,393	64,403	—	249,154
Oppenheimer Main Street	300,057	—	117,301	—	417,358
PIMCO Core Bond	712,049	—	151,165	—	863,214
PIMCO High Yield	350,928	—	145,541	—	496,469
Pioneer Fund	82,710	—	20,916	—	103,626
Pioneer Mid Cap Value	417,561	—	134,548	—	552,109
Stock Index	91,972	—	—	—	91,972
VP Index Plus International Equity	143,402	31,867	23,789	—	199,058

The following Portfolios placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
Portfolio	Brokers	Received

Julius Baer Foreign	ING Baring LLC	$114,279
	ING Securities	3,096
JPMorgan Emerging Markets Equity	ING Baring LLC	7,475
Marsico International Opportunities	ING Baring LLC	8,933

NOTE 8 — OPTIONS WRITTEN

Transactions in options written for PIMCO Core Bond for the year ended December 31, 2006 were as follows:

	USD	EUR	GBP
	Notional	Notional	Notional	Premium

Balance at 12/31/05	99,000,000	—	—	$915,834
Options Written	884,100,000	56,700,000	41,800,000	9,053,775
Options Terminated in Closing Purchase Transactions	(244,200,000)			(2,347,868)
Options Expirations	(74,700,000)			(722,533)
Options Exercised	(74,000,000)			(215,352)

Balance at 12/31/06	590,200,000	56,700,000	41,800,000	$6,683,856

	Number of
	Contracts	Premium

Balance at 12/31/05	272	$63,567
Options Written	3,468	1,244,899
Options Terminated in Closing Purchase Transactions	(360)	(68,627)
Options Expirations	(1,179)	(438,346)
Options Exercised	(418)	(145,673)

Balance at 12/31/06	1,783	$655,820

Transactions in options written for PIMCO High Yield for the year ended December 31, 2006 were as follows:

	USD
	Notional	Premium

Balance at 12/31/05	175,400,000	$721,790
Options Written	100,000,000	395,625
Options Terminated in Closing Purchase Transactions	(199,400,000)	(927,415)
Options Expirations	(76,000,000)	(190,000)
Options Exercised	—	—

Balance at 12/31/06	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Class I

April 28,
2006(1) to
December 31,
2006

Disciplined Small Cap Value (Number of Shares)
Shares sold	5,827,848
Shares redeemed	(226,260)

Net increase in shares outstanding	5,601,588

Disciplined Small Cap Value ($)
Shares sold	$58,325,452
Shares redeemed	(2,348,481)

Net increase	$55,976,971

Class S2

Class S

Class I

Class ADV

December 29,
2006(1) to
December 31,
2006

EquitiesPlus (Number of Shares)
Shares sold	92
Shares redeemed	—

Net increase in shares outstanding	92

EquitiesPlus ($)
Shares sold	$1,000
Shares redeemed	—

Net increase	$1,000

	Class ADV	Class I	Class S		Class S2

	December 29,	April 28,			December 29,
	2006(1) to	2006(1) to	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006

Evergreen Health Sciences (Number of Shares)
Shares sold	84	430,525	4,134,900	13,840,654	83
Dividends reinvested	—	109	6,672	491,713	—
Shares redeemed	(2)	(105,801)	(3,117,664)	(1,942,913)	(1)

Net increase in shares outstanding	82	324,833	1,023,908	12,389,454	82

Evergreen Health Sciences ($)
Shares sold	$1,011	$4,877,232	$46,925,435	$144,236,655	$1,000
Dividends reinvested	—	1,210	73,987	5,246,582	—
Shares redeemed	(23)	(1,198,491)	(35,287,162)	(20,183,991)	(12)

Net increase	$988	$3,679,951	$11,712,260	$129,299,246	$988

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

	Class ADV	Class I

	December 29,		May 2,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

Evergreen Omega (Number of Shares)
Shares sold	87	297,281	19,788,597
Dividends reinvested	—	—	5,621
Shares redeemed	—	(2,847,588)	(900,041)

Net increase (decrease) in shares outstanding	87	(2,550,307)	18,894,177

Evergreen Omega ($)
Shares sold	$1,000	$3,292,927	$211,365,937
Dividends reinvested	—	—	62,582
Shares redeemed	—	(31,592,955)	(9,747,498)

Net increase (decrease)	$1,000	$(28,300,028)	$201,681,021

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Evergreen Omega (Number of Shares)
Shares sold	619,128	647,621	36,914	69,365
Dividends reinvested	—	—	—	—
Shares redeemed	(440,416)	(446,760)	(9,321)	(11,582)

Net increase in shares outstanding	178,712	200,861	27,593	57,783

Evergreen Omega ($)
Shares sold	$6,970,753	$6,800,928	$408,011	$714,460
Dividends reinvested	—	—	—	—
Shares redeemed	(4,988,980)	(4,808,630)	(102,746)	(123,083)

Net increase	$1,981,773	$1,992,298	$305,265	$591,377

	Class ADV	Class I	Class S	Class S2

	April 28,	January 3,	January 3,	May 3,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2006

Global Real Estate (Number of Shares)
Shares sold	92	4,300,174	8,742,287	135,571
Dividends reinvested	—	77,888	148,060	2,758
Shares redeemed	—	(1,046,170)	(2,906,357)	(3,980)

Net increase in shares outstanding	92	3,331,892	5,983,990	134,349

Global Real Estate ($)
Shares sold	$891	$47,087,611	$100,319,386	$1,644,122
Dividends reinvested	—	1,033,473	1,963,105	36,681
Shares redeemed	—	(12,909,350)	(32,306,552)	(52,503)

Net increase	$891	$35,211,734	$69,975,939	$1,628,300

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV	Class I

	December 18,
	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2006	2005

Global Resources (Number of Shares)
Shares sold	8,376	680,631	387,019
Dividends reinvested	—	108,679	14,898
Shares redeemed	—	(309,952)	(121,067)

Net increase in shares outstanding	8,376	479,358	280,850

Global Resources ($)
Shares sold	$182,487	$15,298,736	$6,997,335
Dividends reinvested	—	2,275,736	246,703
Shares redeemed	—	(6,217,837)	(2,144,114)

Net increase	$182,487	$11,356,635	$5,099,924

	Class S		Class S2

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2005	2006

Global Resources (Number of Shares)
Shares sold	7,274,624	8,239,870	300,667
Dividends reinvested	2,899,012	911,267	174,593
Shares redeemed	(4,002,867)	(2,586,372)	(117,617)

Net increase in shares outstanding	6,170,769	6,564,765	357,643

Global Resources ($)
Shares sold	$161,188,471	$149,461,717	$6,697,369
Dividends reinvested	60,502,377	15,072,349	3,628,050
Shares redeemed	(82,728,567)	(44,770,034)	(2,467,761)

Net increase	$138,962,281	$119,764,032	$7,857,658

	Class ADV	Class I

	December 29,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Global Technology (Number of Shares)
Shares sold	142	129
Dividends reinvested	—	—
Shares redeemed	—	—

Net increase in shares outstanding	142	129

Global Technology ($)
Shares sold	$1,000	$1,012
Dividends reinvested	—	—
Shares redeemed	—	—

Net increase	$1,000	$1,012

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Global Technology (Number of Shares)
Shares sold	3,453,847	3,321,719	207,325	264,882
Dividends reinvested	1,087,308	465,296	103,091	37,841
Shares redeemed	(3,293,670)	(2,727,211)	(139,704)	(88,008)

Net increase in shares outstanding	1,247,485	1,059,804	170,712	214,715

Global Technology ($)
Shares sold	$23,966,360	$24,038,032	$1,547,125	$1,868,270
Dividends reinvested	6,991,390	3,164,015	659,877	256,562
Shares redeemed	(23,352,448)	(19,395,039)	(966,904)	(619,112)

Net increase	$7,605,302	$7,807,008	$1,240,098	$1,505,720

Class I

Class ADV

Year Ended
December 31,
2006

International (Number of Shares)
Shares sold	93
Dividends reinvested	—
Shares redeemed	—

Net increase in shares outstanding	93

International ($)
Shares sold	$1,000
Dividends reinvested	—
Shares redeemed	—

Net increase	$1,000

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

International (Number of Shares)
Shares sold	23,231	1,071,358	7,306	126,087
Dividends reinvested	2,790,431	1,514,318	165,192	82,093
Shares redeemed	(3,878,874)	(5,033,395)	(164,323)	(127,347)

Net increase (decrease) in shares outstanding	(1,065,212)	(2,447,719)	8,175	80,833

International ($)
Shares sold	$260,414	$10,882,443	$85,767	$1,270,938
Dividends reinvested	26,453,281	13,780,294	1,566,024	745,408
Shares redeemed	(40,967,424)	(50,103,768)	(1,708,017)	(1,258,817)

Net increase (decrease)	$(14,253,729)	$(25,441,031)	$(56,226)	$757,529

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

	Class ADV	Class I

	December 29,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Janus Contrarian (Number of Shares)
Shares sold	67	74
Dividends reinvested	—	—
Shares redeemed	—	(1)

Net increase in shares outstanding	67	73

Janus Contrarian ($)
Shares sold	$1,000	$1,032
Dividends reinvested	—	—
Shares redeemed	—	(14)

Net increase	$1,000	$1,018

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Janus Contrarian (Number of Shares)
Shares sold	4,718,162	2,261,618	203,064	147,008
Dividends reinvested	421,850	3,944	19,249	199
Shares redeemed	(1,450,970)	(1,794,394)	(30,448)	(48,876)

Net increase in shares outstanding	3,689,042	471,168	191,865	98,331

Janus Contrarian ($)
Shares sold	$63,816,624	$26,270,935	$2,759,843	$1,686,609
Dividends reinvested	5,382,805	43,898	244,461	2,204
Shares redeemed	(19,096,420)	(20,089,045)	(401,447)	(574,224)

Net increase	$50,103,009	$6,225,788	$2,602,857	$1,114,589

	Class ADV	Class I

	March 23,		December 2,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

JPMorgan Emerging Markets Equity (Number of Shares)
Shares sold	22,821	9,458,042	107,670
Shares issued from merger	—	—	2,370,563
Dividends reinvested	20	148,594	—
Shares redeemed	(666)	(2,044,845)	(176,467)

Net increase in shares outstanding	22,175	7,561,791	2,301,766

JPMorgan Emerging Markets Equity ($)
Shares sold	$404,631	$160,609,411	$1,557,480
Shares issued from merger	—	—	33,851,653
Dividends reinvested	309	2,368,589	—
Shares redeemed	(12,428)	(33,944,486)	(2,553,747)

Net increase	$392,512	$129,033,514	$32,855,386

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

JPMorgan Emerging Markets Equity (Number of Shares)
Shares sold	12,775,614	13,995,969	580,905	726,906
Shares issued from merger	—	—	—	—
Dividends reinvested	448,992	13,103	29,293	956
Shares redeemed	(9,785,003)	(3,408,538)	(152,921)	(36,892)

Net increase in shares outstanding	3,439,603	10,600,534	457,277	690,970

JPMorgan Emerging Markets Equity ($)
Shares sold	$213,583,612	$178,984,105	$9,504,100	$8,836,909
Shares issued from merger	—	—	—	—
Dividends reinvested	7,156,933	152,655	464,002	11,089
Shares redeemed	(159,548,855)	(41,082,733)	(2,422,298)	(432,438)

Net increase	$61,191,690	$138,054,027	$7,545,804	$8,415,560

	Class ADV		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

JPMorgan Small Cap Core Equity (Number of Shares)
Shares sold	110,898	51,743	3,772,936	5,772,975
Dividends reinvested	1,818	4,111	258,044	346,599
Shares redeemed	(34,062)	(15,355)	(2,365,729)	(1,726,540)

Net increase in shares outstanding	78,654	40,499	1,665,251	4,393,034

JPMorgan Small Cap Core Equity ($)
Shares sold	$1,503,977	$646,231	$53,573,639	$71,533,726
Dividends reinvested	23,831	49,457	3,429,411	4,197,310
Shares redeemed	(458,569)	(191,539)	(31,711,293)	(21,677,642)

Net increase	$1,069,239	$504,149	$25,291,757	$54,053,394

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

JPMorgan Small Cap Core Equity (Number of Shares)
Shares sold	5,077,009	3,233,331	353,076	969,861
Dividends reinvested	403,561	1,370,614	96,072	327,968
Shares redeemed	(2,433,360)	(2,054,881)	(270,400)	(95,405)

Net increase in shares outstanding	3,047,210	2,549,064	178,748	1,202,424

JPMorgan Small Cap Core Equity ($)
Shares sold	$69,384,199	$40,893,150	$4,743,984	$12,174,004
Dividends reinvested	5,335,072	16,543,308	1,261,419	3,938,891
Shares redeemed	(32,701,600)	(25,908,587)	(3,631,289)	(1,210,886)

Net increase	$42,017,671	$31,527,871	$2,374,114	$14,902,009

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV	Class I

	May 30,		May 4,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

JPMorgan Value Opportunities (Number of Shares)
Shares sold	726	13,543,773	11,019,647
Dividends reinvested	12	379,522	—
Shares redeemed	(3)	(3,285,273)	(816,878)

Net increase in shares outstanding	735	10,638,022	10,202,769

JPMorgan Value Opportunities ($)
Shares sold	$8,290	$155,902,480	$115,621,262
Dividends reinvested	137	4,231,674	—
Shares redeemed	(25)	(37,623,235)	(8,528,012)

Net increase	$8,402	$122,510,919	$107,093,250

	Class S		Class S2

		April 29,		May 4,
	Year Ended	2005(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

JPMorgan Value Opportunities (Number of Shares)
Shares sold	4,559,520	16,726,787	60,409	87,523
Dividends reinvested	71,426	—	2,005	—
Shares redeemed	(14,197,277)	(926,404)	(7,560)	(6,969)

Net increase (decrease) in shares outstanding	(9,566,331)	15,800,383	54,854	80,554

JPMorgan Value Opportunities ($)
Shares sold	$52,569,068	$172,211,216	$707,441	$916,162
Dividends reinvested	797,114	—	22,275	—
Shares redeemed	(161,100,506)	(9,523,027)	(86,088)	(73,761)

Net increase (decrease)	$(107,734,324)	$162,688,189	$643,628	$842,401

	Class ADV	Class I

	April 28,
	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2006	2005

Julius Baer Foreign (Number of Shares)
Shares sold	29,709	55,594,070	763,068
Dividends reinvested	—	4,798	55,784
Shares redeemed	(2,357)	(5,376,958)	(238,677)

Net increase in shares outstanding	27,352	50,221,910	580,175

Julius Baer Foreign ($)
Shares sold	$445,579	$849,486,056	$9,819,616
Dividends reinvested	—	69,906	722,378
Shares redeemed	(37,876)	(83,024,730)	(3,085,539)

Net increase	$407,703	$766,531,232	$7,456,455

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2005	2006

Julius Baer Foreign (Number of Shares)
Shares sold	22,316,422	38,012,287	2,747,001
Dividends reinvested	4,180	4,393,158	538
Shares redeemed	(41,316,618)	(11,326,970)	(1,517,853)

Net increase (decrease) in shares outstanding	(18,996,016)	31,078,475	1,229,686

Julius Baer Foreign ($)
Shares sold	$329,435,204	$476,666,942	$38,966,097
Dividends reinvested	60,734	56,702,633	7,801
Shares redeemed	(629,174,405)	(140,879,228)	(22,338,676)

Net increase (decrease)	$(299,678,467)	$392,490,347	$16,635,222

Class I

Class ADV

April 28,
2006(1) to
December 31,
2006

Legg Mason Partners All Cap (Number of Shares)
Shares sold	71

Net increase in shares outstanding	71

Legg Mason Partners All Cap ($)
Shares sold	$1,018

Net increase	$1,018

	Class S		Class S2

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2005	2006

Legg Mason Partners All Cap (Number of Shares)
Shares sold	332,249	4,830,726	237,528
Dividends reinvested	388,056	156,936	25,924
Shares redeemed	(4,606,812)	(17,004,658)	(129,671)

Net increase (decrease) in shares outstanding	(3,886,507)	(12,016,996)	133,781

Legg Mason Partners All Cap ($)
Shares sold	$4,726,039	$60,123,359	$3,274,624
Dividends reinvested	5,355,171	1,961,705	355,935
Shares redeemed	(65,084,967)	(207,163,222)	(1,821,992)

Net increase (decrease)	$(55,003,757)	$(145,078,158)	$1,808,567

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I

		April 11,
	Year Ended	2005(1) to	Year Ended
	December 31,	December 31,	December 31,
	2006	2005	2006

Legg Mason Value (Number of Shares)
Shares sold	497,001	268,081	31,607,233
Dividends reinvested	2,145	21	85,949
Shares redeemed	(86,521)	(17,530)	(2,871,354)

Net increase in shares outstanding	412,625	250,572	28,821,828

Legg Mason Value ($)
Shares sold	$5,132,293	$2,679,062	$328,865,235
Dividends reinvested	21,642	208	873,240
Shares redeemed	(900,509)	(177,992)	(29,956,364)

Net increase	$4,253,426	$2,501,278	$299,782,111

	Class S		Class S2

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2005	2006

Legg Mason Value (Number of Shares)
Shares sold	8,579,890	22,235,639	395,399
Dividends reinvested	141,759	85,343	9,435
Shares redeemed	(20,073,147)	(3,205,817)	(293,177)

Net increase (decrease) in shares outstanding	(11,351,498)	19,115,165	111,657

Legg Mason Value ($)
Shares sold	$90,480,291	$217,637,741	$4,130,665
Dividends reinvested	1,436,016	835,506	95,195
Shares redeemed	(210,571,321)	(30,962,967)	(3,049,541)

Net increase (decrease)	$(118,655,014)	$187,510,280	$1,176,319

	Class ADV	Class I

	April 28,
	2006(1) to	Year Ended
	December 31,	December 31,
	2006	2006

Limited Maturity Bond (Number of Shares)
Shares sold	94	11,179,062
Dividends reinvested	—	42,674
Shares redeemed	—	(423,370)

Net increase in shares outstanding	94	10,798,366

Limited Maturity Bond ($)
Shares sold	$1,016	$118,624,139
Dividends reinvested	—	444,234
Shares redeemed	—	(4,526,417)

Net increase	$1,016	$114,541,956

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class	S2

	Class S

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Limited Maturity Bond (Number of Shares)
Shares sold	6,205,281	290,738
Dividends reinvested	1,102,476	1,584,544
Shares redeemed	(7,793,613)	(9,264,116)

Net increase (decrease) in shares outstanding	(485,856)	(7,388,834)

Limited Maturity Bond ($)
Shares sold	$66,916,406	$3,123,259
Dividends reinvested	11,509,849	16,843,700
Shares redeemed	(83,395,043)	(101,146,938)

Net increase (decrease)	$(4,968,788)	$(81,179,979)

	Class I		Class S

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2005	2006

Liquid Assets (Number of Shares)
Shares sold	158,263,594	162,135,297	740,531,269
Shares issued from merger	5,717,815	—	—
Dividends reinvested	8,809,042	4,068,549	36,494,448
Shares redeemed	(102,290,689)	(157,597,036)	(686,645,355)

Net increase in shares outstanding	70,499,762	8,606,810	90,380,362

Liquid Assets ($)
Shares sold	$158,263,176	$161,763,276	$740,531,269
Shares issued from merger	5,717,815	—	—
Dividends reinvested	8,809,042	4,440,570	36,494,449
Shares redeemed	(102,290,689)	(157,597,036)	(686,645,355)

Net increase	$70,499,344	$8,606,810	$90,380,363

	Class S2

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Liquid Assets (Number of Shares)
Shares sold	29,609,691	39,788,055
Shares issued from merger	—	—
Dividends reinvested	784,382	349,549
Shares redeemed	(22,714,320)	(37,434,402)

Net increase in shares outstanding	7,679,753	2,703,202

Liquid Assets ($)
Shares sold	$29,609,691	$39,758,483
Shares issued from merger	—	—
Dividends reinvested	784,382	379,121
Shares redeemed	(22,714,320)	(37,434,402)

Net increase	$7,679,753	$2,703,202

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Marsico Growth (Number of Shares)
Shares sold	369,868	365,261	4,090,619	813,674
Shares redeemed	(87,188)	(77,361)	(239,843)	(350,823)

Net increase in shares outstanding	282,680	287,900	3,850,776	462,851

Marsico Growth ($)
Shares sold	$5,785,022	$5,358,736	$63,422,954	$11,768,536
Shares redeemed	(1,364,671)	(1,119,234)	(3,795,446)	(5,120,824)

Net increase	$4,420,351	$4,239,502	$59,627,508	$6,647,712

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Marsico Growth (Number of Shares)
Shares sold	1,420,466	2,983,787	221,722	478,076
Shares redeemed	(9,243,120)	(7,650,674)	(150,701)	(87,685)

Net increase (decrease) in shares outstanding	(7,822,654)	(4,666,887)	71,021	390,391

Marsico Growth ($)
Shares sold	$22,413,440	$43,672,487	$3,508,336	$6,991,876
Shares redeemed	(145,987,372)	(111,945,138)	(2,331,983)	(1,261,987)

Net increase (decrease)	$(123,573,932)	$(68,272,651)	$1,176,353	$5,729,889

	Class ADV	Class I

	January 20,		April 29,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

Marsico International Opportunities (Number of Shares)
Shares sold	1,467,359	7,251,158	4,971,674
Dividends reinvested	4,731	24,920	52,622
Shares redeemed	(322,011)	(1,880,962)	(1,432,488)

Net increase in shares outstanding	1,150,079	5,395,116	3,591,808

Marsico International Opportunities ($)
Shares sold	$18,868,713	$100,442,712	$54,841,333
Dividends reinvested	62,831	332,183	641,995
Shares redeemed	(4,351,561)	(25,414,087)	(17,255,929)

Net increase	$14,579,983	$75,360,808	$38,227,399

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2

		May 2,	December 29,
	Year Ended	2005(1) to	2006(1) to
	December 31,	December 31,	December 31,
	2006	2005	2006

Marsico International Opportunities (Number of Shares)
Shares sold	7,607,197	13,354,957	65
Dividends reinvested	43,218	169,241	—
Shares redeemed	(5,249,154)	(1,351,075)	—

Net increase in shares outstanding	2,401,261	12,173,123	65

Marsico International Opportunities ($)
Shares sold	$102,060,279	$149,625,739	$1,000
Dividends reinvested	574,806	2,063,056	—
Shares redeemed	(70,708,609)	(14,756,568)	—

Net increase	$31,926,476	$136,932,227	$1,000

	Class ADV		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

MFS Total Return (Number of Shares)
Shares sold	55,708	167,104	321,808	9,801,750
Dividends reinvested	23,593	16,840	661,382	42,535
Shares redeemed	(60,573)	(29,627)	(2,452,917)	(663,256)

Net increase (decrease) in shares outstanding	18,728	154,317	(1,469,727)	9,181,029

MFS Total Return ($)
Shares sold	$1,008,123	$3,111,084	$5,894,959	$177,142,864
Dividends reinvested	405,808	298,400	11,494,812	760,095
Shares redeemed	(1,104,574)	(537,913)	(44,918,364)	(12,043,567)

Net increase (decrease)	$309,357	$2,871,571	$(27,528,593)	$165,859,392

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

MFS Total Return (Number of Shares)
Shares sold	1,308,121	3,545,660	343,363	823,528
Dividends reinvested	5,483,393	4,774,701	198,888	144,045
Shares redeemed	(13,438,587)	(6,947,559)	(378,715)	(219,833)

Net increase (decrease) in shares outstanding	(6,647,073)	1,372,802	163,536	747,740

MFS Total Return ($)
Shares sold	$23,895,870	$65,659,927	$6,251,924	$15,127,467
Dividends reinvested	95,246,529	85,275,810	3,432,810	2,560,030
Shares redeemed	(246,341,949)	(126,949,375)	(6,940,727)	(4,034,786)

Net increase (decrease)	$(127,199,550)	$23,986,362	$2,744,007	$13,652,711

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV	Class I

	July 18,
	2006(1) to	Year Ended
	December 31,	December 31,
	2006	2006

MFS Utilities (Number of Shares)
Shares sold	6,010	155,678
Dividends reinvested	—	3,072
Shares redeemed	(107)	(145,007)

Net increase in shares outstanding	5,903	13,743

MFS Utilities ($)
Shares sold	$77,763	$1,953,268
Dividends reinvested	—	37,507
Shares redeemed	(1,381)	(1,768,766)

Net increase	$76,382	$222,009

	Class	S2

	Class S

		May 2,
	Year Ended	2005(1) to
	December 31,	December 31,
	2006	2005

MFS Utilities (Number of Shares)
Shares sold	8,867,656	17,558,486
Dividends reinvested	94,495	403,147
Shares redeemed	(2,980,995)	(2,901,554)

Net increase in shares outstanding	5,981,156	15,060,079

MFS Utilities ($)
Shares sold	$113,565,940	$196,227,918
Dividends reinvested	1,150,949	4,595,874
Shares redeemed	(35,965,990)	(32,174,809)

Net increase	$78,750,899	$168,648,983

	Class ADV	Class I

	April 28,
	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2006	2006	2005

Oppenheimer Main Street (Number of Shares)
Shares sold	56	231,874	198,845
Dividends reinvested	—	3,213	772
Shares redeemed	—	(96,331)	(62,649)

Net increase in shares outstanding	56	138,756	136,968

Oppenheimer Main Street ($)
Shares sold	$1,023	$4,261,311	$3,332,894
Dividends reinvested	—	57,479	12,684
Shares redeemed	—	(1,753,704)	(1,058,076)

Net increase	$1,023	$2,565,086	$2,287,502

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Oppenheimer Main Street (Number of Shares)
Shares sold	849,217	658,204	28,562	87,174
Dividends reinvested	321,128	329,177	2,825	1,990
Shares redeemed	(5,857,222)	(6,427,712)	(20,423)	(10,068)

Net increase (decrease) in shares outstanding	(4,686,877)	(5,440,331)	10,964	79,096

Oppenheimer Main Street ($)
Shares sold	$15,298,299	$10,927,960	$517,448	$1,441,514
Dividends reinvested	5,754,622	5,414,962	50,432	32,636
Shares redeemed	(107,209,611)	(107,401,215)	(372,948)	(167,583)

Net increase (decrease)	$(86,156,690)	$(91,058,293)	$194,932	$1,306,567

	Class ADV	Class I

	April 28,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

PIMCO Core Bond (Number of Shares)
Shares sold	96	74,240,289
Dividends reinvested	—	1,583,622
Shares redeemed	—	(2,693,285)

Net increase in shares outstanding	96	73,130,626

PIMCO Core Bond ($)
Shares sold	$1,015	$792,913,517
Dividends reinvested	—	16,374,647
Shares redeemed	—	(28,650,848)

Net increase	$1,015	$780,637,316

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

PIMCO Core Bond (Number of Shares)
Shares sold	16,522,708	39,852,774	743,320	914,230
Dividends reinvested	1,501,824	3,697,361	93,092	131,529
Shares redeemed	(57,952,573)	(12,767,016)	(314,404)	(232,456)

Net increase (decrease) in shares outstanding	(39,928,041)	30,783,119	522,008	813,303

PIMCO Core Bond ($)
Shares sold	$176,755,736	$432,381,980	$7,966,818	$9,888,436
Dividends reinvested	15,573,910	39,561,768	961,641	1,404,733
Shares redeemed	(618,546,110)	(138,517,660)	(3,348,332)	(2,491,477)

Net increase (decrease)	$(426,216,464)	$333,426,088	$5,580,127	$8,801,692

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV	Class I

	May 22,		April 29,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

PIMCO High Yield (Number of Shares)
Shares sold	239	16,996,957	93,241
Dividends reinvested	7	701,812	855
Shares redeemed	(3)	(2,062,171)	(11,680)

Net increase in shares outstanding	243	15,636,598	82,416

PIMCO High Yield ($)
Shares sold	$2,362	$173,192,683	$949,450
Dividends reinvested	71	7,095,317	8,714
Shares redeemed	(26)	(20,920,766)	(119,811)

Net increase	$2,407	$159,367,234	$838,353

	Class S		Class S2

			December 29,
	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,
	2006	2005	2006

PIMCO High Yield (Number of Shares)
Shares sold	15,955,543	20,028,412	98
Dividends reinvested	5,086,988	4,715,630	—
Shares redeemed	(24,954,675)	(20,460,931)	(1)

Net increase (decrease) in shares outstanding	(3,912,144)	4,283,111	97

PIMCO High Yield ($)
Shares sold	$162,497,538	$205,833,059	$1,000
Dividends reinvested	51,658,764	48,556,293	—
Shares redeemed	(254,471,485)	(210,411,819)	(10)

Net increase (decrease)	$(40,315,183)	$43,977,533	$990

	Class ADV	Class I

	December 29,		April 29,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

Pioneer Fund (Number of Shares)
Shares sold	78	392,157	2,916,903
Dividends reinvested	—	—	11,853
Shares redeemed	—	(514,911)	(366,878)

Net increase (decrease) in shares outstanding	78	(122,754)	2,561,878

Pioneer Fund ($)
Shares sold	$1,000	$4,849,121	$31,102,498
Dividends reinvested	—	—	132,275
Shares redeemed	—	(6,104,111)	(4,043,147)

Net increase (decrease)	$1,000	$(1,254,990)	$27,191,626

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2

		May 3,	December 29,
	Year Ended	2005(1) to	2006(1) to
	December 31,	December 31,	December 31,
	2006	2005	2006

Pioneer Fund (Number of Shares)
Shares sold	1,309,560	7,739,567	78
Dividends reinvested	—	30,124	—
Shares redeemed	(1,118,443)	(297,057)	—

Net increase in shares outstanding	191,117	7,472,634	78

Pioneer Fund ($)
Shares sold	$15,795,332	$83,012,125	$1,000
Dividends reinvested	—	336,186	—
Shares redeemed	(13,169,673)	(3,168,741)	—

Net increase	$2,625,659	$80,179,570	$1,000

		Class I

	December 29,		May 2,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	Class 6ADV	2006	2005

Pioneer Mid Cap Value (Number of Shares)
Shares sold	81	9,752,876	2,355,362
Dividends reinvested	—	51,898	—
Shares redeemed	—	(835,537)	(332,789)

Net increase in shares outstanding	81	8,969,237	2,022,573

Pioneer Mid Cap Value ($)
Shares sold	$1,001	$113,054,253	$25,097,674
Dividends reinvested	—	578,145	—
Shares redeemed	—	(9,644,644)	(3,507,760)

Net increase	$1,001	$103,987,754	$21,589,914

	Class S		Class S2

		April 29,	December 29,
	Year Ended	2005(1) to	2006(1) to
	December 31,	December 31,	December 31,
	2006	2005	2006

Pioneer Mid Cap Value (Number of Shares)
Shares sold	4,325,436	64,999,675	81
Dividends reinvested	248,283	—	—
Shares redeemed	(14,239,081)	(3,918,816)	—

Net increase (decrease) in shares outstanding	(9,665,362)	61,080,859	81

Pioneer Mid Cap Value ($)
Shares sold	$48,933,866	$689,283,469	$1,000
Dividends reinvested	2,758,419	—	—
Shares redeemed	(162,934,083)	(41,913,576)	—

Net increase (decrease)	$(111,241,798)	$647,369,893	$1,000

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class I

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Stock Index (Number of Shares)
Shares sold	4,400,778	4,291,614
Dividends reinvested	818,403	—
Shares redeemed	(7,690,529)	(5,004,273)

Net decrease in shares outstanding	(2,471,348)	(712,659)

Stock Index ($)
Shares sold	$53,035,836	$45,478,166
Dividends reinvested	9,411,631	—
Shares redeemed	(93,414,766)	(54,826,161)

Net decrease	$(30,967,299)	$(9,347,995)

	Class ADV	Class I

	December 20,		July 29,
	2006(2) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

VP Index Plus International Equity (Number of Shares)
Shares sold	76	22,315,968	301,802
Dividends reinvested	—	672,155	5,142
Shares redeemed	(1)	(2,511,105)	(10,887)

Net increase in shares outstanding	75	20,477,018	296,057

VP Index Plus International Equity ($)
Shares sold	$1,027	$273,223,286	$3,168,044
Dividends reinvested	—	8,776,742	55,687
Shares redeemed	(32)	(30,600,343)	(117,319)

Net increase	$995	$251,399,685	$3,106,412

	Class S		Class S2

		July 29,	January 10,
	Year Ended	2005(1) to	2006(1) to
	December 31,	December 31,	December 31,
	2006	2005	2006

VP Index Plus International Equity (Number of Shares)
Shares sold	19,403,740	2,522,757	58,278
Dividends reinvested	267,378	62	1,300
Shares redeemed	(13,461,631)	(5)	(7,181)

Net increase in shares outstanding	6,209,487	2,522,814	52,397

VP Index Plus International Equity ($)
Shares sold	$230,826,828	$25,246,794	$701,658
Dividends reinvested	3,484,091	673	17,016
Shares redeemed	(162,314,435)	(55)	(90,542)

Net increase	$71,996,484	$25,247,412	$628,132

(1)	Commencement of operations.

(2)	Class ADV commenced operations on April 12, 2006, fully redeemed on July 11, 2006, and recommenced operations on December 20, 2006.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Liquid Assets) of the Portfolio’s net assets, at market value, at time of purchase.

		Notional	Initial	Cost/		Percent
		Principal/	Acquisition	(Upfront		of Net
Portfolio	Security	Par Value	Date	Payments)	Value	Assets

Global Resources	PetroHawk Energy Corp.	194,700	01/04/06	$2,859,372	$2,239,050	0.4%

				$2,859,372	$2,239,050	0.4%

Janus Contrarian	Ames Department Stores, Inc., 0.000%, due 04/15/06	25,000	10/04/00	$11,111	$0	0.0%
	Sydney Roads Group	156,627	10/10/05	151,601	162,902	0.1%

				$162,712	$162,902	0.1%

JPMorgan Small	PetroHawk Energy Corp.	15,580	11/16/05	$190,515	$179,170	0.0%

Cap Core Equity				190,515	$179,170	0.0%

Julius Baer	Bulgarian Compensation Notes	230,636	04/04/05	$105,798	$89,957	0.0%

Foreign	Bulgarian Housing Compensation Notes	10,684	04/26/05	4,856	4,189	0.0%
	Bulgarian Registered Comp Vouchers	327,324	04/05/05	148,158	120,776	0.0%
	Centrenergo ADR	2,095	12/17/03	4,961	27,745	0.0%
	Komercni Banka AS	135,915	04/29/04	18,662,013	20,106,963	1.2%
	RenShares Utilities Ltd.	313,271	02/22/06	498,241	736,187	0.1%
	Ukrnafta Oil Co.	233	12/13/04	26,795	86,441	0.0%
	Wumart Stores, Inc.	964,616	09/02/04	406,737	682,076	0.0%

				$19,857,559	$21,854,334	1.3%

Liquid Assets	Goldman Sachs Group LP, 5.390%, due 02/14/07	9,500,000	02/13/06	$9,500,000	$9,500,000	1.0%
	Goldman Sachs Group LP, 5.390%, due 05/11/07	10,000,000	04/11/06	10,000,000	10,000,000	1.0%
	Money Market Trust Series A, 5.425%, due 11/09/07	23,000,000	07/30/04	23,000,000	23,000,000	2.1%
	Newcastle CDO Ltd., 5.380%, due 10/24/07	9,500,000	10/23/03	9,500,000	9,500,000	1.0%
	Newcastle CDO Ltd., 5.380%, due 09/24/07	10,500,000	09/22/05	10,500,000	10,500,000	1.2%

				$62,500,000	$62,500,000	6.3%

MFS Total Return	Bank of America Corp., 5.490%, due 03/15/19	1,700,000	12/19/06	$1,700,000	$1,675,367	0.1%
	Bayview Financial Revolving Mortgage Loan Trust, 6.150%, due 12/28/40	1,420,000	03/01/06	1,420,000	1,421,904	0.1%
	JP Morgan Chase Commercial Mortgage Securities Corp., 5.440%, due 05/15/45	942,476	09/22/06	947,169	946,150	0.1%
	Spirit Master Funding, LLC, 5.050%, due 07/20/23	1,407,574	10/04/05	1,389,495	1,355,041	0.1%
	Western Union Co., 5.400%, due 11/17/11	1,810,000	11/14/06	1,808,190	1,786,682	0.1%
	Wyndham Worldwide Corp., 6.000%, due 12/01/16	901,000	11/30/06	901,219	886,780	0.1%

				$8,166,073	$8,071,924	0.6%

PIMCO Core Bond	Credit Default Swaps
	American International Group 5.6% due 10/18/2016, receive 0.055%	7,600,000	12/20/06	$—	$3,187	0.0%
	American International Group Convertible Zero Coupon due 11/9/2031, receive 0.05%	6,800,000	09/26/06	—	2,078	0.0%
	RadioShack Corporation 7.375% 5/15/2011, pay 0.35%	700,000	09/29/03	—	7,281	0.0%
	Ford Motor Credit Company 7% due 10/1/2013, receive 2.50%	800,000	07/01/05	—	11,223	0.0%
	Ford Motor Credit Company 7% due 10/1/2013, receive 4.75%	2,000,000	05/09/05	—	41,110	0.0%
	Ford Motor Credit Company 7% due 10/1/2013, receive 3.75%	1,000,000	04/11/05	—	15,823	0.0%
	Ford Motor Credit Company 7% due 10/1/2013, receive 3.60%	500,000	04/13/05	—	7,557	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.61%	1,900,000	03/11/05	—	1,971	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.70%	2,100,000	03/15/05	—	2,604	0.0%
	Russian Federation 2.25% Step due 3/31/2030, receive 0.77%	100,000	05/18/05	—	221	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.26%	1,900,000	12/14/06	—	3	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.26%	1,000,000	12/14/06	—	2	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional	Initial	Cost/		Percent
		Principal/	Acquisition	(Upfront		of Net
Portfolio	Security	Par Value	Date	Payments)	Value	Assets

	Interest Rate Swaps
	Receive a fixed rate equal to 12.948% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Captial Services, Inc.	75,400,000	12/06/06	$9,865	$393,486	0.0%
	Receive a fixed rate equal to 14.28% and pay a floating rate based the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Group Capital Markets, L.P.	9,700,000	09/22/06	—	169,163	0.0%
	Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: Barclays Bank PLC, London	15,500,000	06/21/06	285,995	192,615	0.0%
	Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: Deutsche Bank AG	61,400,000	07/19/06	1,167,217	763,005	0.1%
	Receive a fixed rate equal to 2.09% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas	7,800,000	10/14/05	(17,681)	125,116	0.0%
	Receive a fixed rate equal to 2.1455% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: UBS AG, London Branch	1,500,000	09/13/05	—	29,067	0.0%
	Receive a fixed rate equal to 6% and pay a floating rate based on 6-month EUR-Euribor Counterparty: Morgan Stanley Capital Services, Inc.	16,100,000	07/31/06	2,412,837	3,341,057	0.2%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.25% Counterparty: Goldman Sachs Capital Markets, L.P.	1,800,000	06/27/06	192,134	150,010	0.0%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Goldman Sachs Capital Markets, L.P.	13,200,000	11/30/06	(235,596)	19,852	0.0%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Barclays Bank PLC, London	9,000,000	01/11/06	72,740	141,604	0.0%
	Receive a fixed rate equal to 8.86% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	57,000,000	09/22/06	—	364,532	0.0%
	Receive a fixed rate equal to 8.17% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Goldman Sachs Capital Markets, L.P.	45,300,000	11/17/06	(25,562)	89,166	0.0%
	Receive a fixed rate equal to 8.17% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	94,600,000	11/16/06	(9,004)	186,205	0.0%
	Receive a fixed rate equal to 8.72% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Captial Services, Inc.	41,200,000	11/15/06	126,687	226,606	0.0%
	Receive a fixed rate equal to 8.72% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	103,200,000	11/09/06	245,843	567,614	0.0%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: Deutsche Bank AG	28,100,000	12/05/06	(249,191)	379,001	0.0%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: Citibank N.A., New York	46,000,000	12/05/06	(364,277)	620,428	0.1%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: The Royal Bank of Scotland PLC	38,800,000	12/19/06	204,841	523,318	0.1%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: Lehman Brothers Special Financing Inc.	5,200,000	12/05/06	(48,880)	70,135	0.0%
	Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: UBS AG	170,500,000	08/02/06	(432,788)	89,716	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional	Initial	Cost/		Percent
		Principal/	Acquisition	(Upfront		of Net
Portfolio	Security	Par Value	Date	Payments)	Value	Assets

	Options
	Call Swaption OTC — Wachovia Bank, N.A. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.73%* Exp 2/1/2007	40,200,000	02/15/06	$137,685	$1,327	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.08%* Exp 4/19/2007	47,800,000	05/02/06	160,728	143,113	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.25%* Exp 6/7/2007	68,000,000	06/07/06	299,200	398,956	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.5%* Exp 6/29/2007	96,100,000	07/05/06	411,789	926,692	0.1%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.75%* Exp 7/2/2007	1,777,600,000	12/12/06	3,041,474	1,317,380	0.1%
	Call Swaption OTC — Lehman Brothers Special Financing Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.00%* Exp 12/20/2007	71,900,000	09/20/06	465,912	438,627	0.0%
	Call Swaption OTC — Citibank N.A., London 6 Month EUR-EURIBOR — Fund Pays Floating Strike @ 3.96%* Exp 7/2/2007	133,200,000	08/03/06	727,169	215,919	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.85%* Exp 3/26/2007	150,500,000	10/04/06	209,948	27,704	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.9%* Exp 10/25/2007	49,900,000	10/25/06	200,848	228,637	0.0%
	Call Swaption OTC — Citibank N.A., London 6 Month GBP-LIBOR — Fund Pays Floating Strike @ 5.00%* Exp 6/15/2007	27,700,000	09/15/06	115,640	12,203	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 6 Month GBP-LIBOR — Fund Pays Floating Strike @ 5.1835%* Exp 9/14/2007	104,700,000	11/07/06	598,559	286,163	0.0%
	Call Swaption OTC — JPMorgan Chase Bank, N.A. 6 Month GBP-LIBOR — Fund Pays Floating Strike @ 5.0625%* Exp 6/15/2007	14,000,000	09/18/06	60,537	10,606	0.0%
	Securities
	First Horizon Alternative Mortgage Securities, 0.000%, due 01/25/36	73,835,877	04/10/06	309,930	192,505	0.0%
	Ford Motor Credit Co., Discount Note, due 11/29/13	3,700,000	12/12/06	3,700,000	3,702,322	0.3%
	Nordic Telephone Co. APS, 5.939%, due 11/30/13	1,150,000	05/18/06	1,487,214	1,533,726	0.1%
	Nordic Telephone Co. APS, 6.439%, due 11/30/14	1,150,000	05/18/06	1,487,302	1,540,432	0.1%
	Roundy’s, Inc., 8.380%, due 10/27/11	500,000	02/03/06	498,622	505,125	0.1%
	Roundy’s, Inc., 8.390%, due 11/01/11	490,000	02/03/06	488,652	495,023	0.1%
	Sigmakalon, 5.991%, due 09/19/12	293,023	01/26/06	340,758	378,063	0.0%
	Sigmakalon, 5.991%, due 09/19/12	71,163	01/26/06	82,756	94,764	0.0%
	Sigmakalon, 6.491%, due 09/19/13	254,631	01/26/06	296,111	340,482	0.0%
	SigmaKalon Group BV, 5.991%, due 09/19/12	535,814	11/10/05	623,100	713,514	0.0%
	SigmaKalon Group BV, 6.491%, due 09/19/13	582,178	11/10/05	677,017	778,463	0.1%
	SigmaKalon Group BV, 5.491%, due 06/30/12	376,000	11/10/05	437,265	495,929	0.1%
	United Airlines, Inc., 11.490%, due 04/07/16	163,533	12/27/01	127,934	58,054	0.0%
	Wind Acquisitions, 6.798%, due 06/17/14	1,300,000	05/08/06	1,655,755	1,730,430	0.1%
	Wind Acquisitions, 6.298%, due 06/17/13	1,300,000	05/08/06	1,655,755	1,724,103	0.1%

				$26,445,150	$26,827,544	1.8%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional	Initial	Cost/		Percent
		Principal/	Acquisition	(Upfront		of Net
Portfolio	Security	Par Value	Date	Payments)	Value	Assets

PIMCO High Yield	Credit Default Swaps
	AES Corporation 8.75% due 6/15/2008, receive 0.95%	2,000,000	04/11/06	$—	$6,763	0.0%
	AES Corporation 8.75% due 6/15/2008, receive 0.95%	1,200,000	05/23/06	—	4,058	0.0%
	Arvinmeritor, Inc. 8.75% due 3/1/2012, receive 2.40%	1,000,000	02/14/06	—	4,267	0.0%
	Directv Holdings 8.375% due 3/15/2013, pay 1.68%	1,000,000	11/28/06	—	2,536	0.0%
	Ford Motor Credit Co. 7% due 10/1/2013, receive 1.60%	4,000,000	08/15/06	—	22,599	0.0%
	Ford Motor Credit Co. 7% due 10/1/2013, receive 0.70%	1,500,000	12/19/06	—	2,087	0.0%
	Ford Motor Credit Co. 7% due 10/1/2013, receive 1.45%	4,000,000	12/06/06	—	10,322	0.0%
	Lear Corporation 8.11% due 5/15/2009, receive 7.75%	2,200,000	12/13/06	—	34,637	0.0%
	Multiple Reference Entities of Gazprom, receive 1.05%	3,000,000	04/05/06	—	42,243	0.0%
	Gazprom 9.625% due 3/1/2013, receive 0.32%	925,000	11/08/06	—	177	0.0%
	Primedia Inc. 8.875% due 5/15/2011, receive 2.50%	1,000,000	02/17/06	—	1,460	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.44%	2,000,000	06/14/06	—	2,100	0.0%
	Interest Rate Swaps
	Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR	2,500,000	09/28/06	2,675	141	0.0%
	Counterparty: UBS AG
	Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR	11,100,000	09/22/06	14,763	627	0.0%
	Counterparty: Goldman Sachs Capital Markets, L.P.
	Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR	58,600,000	09/28/06	67,146	3,309	0.0%
	Counterparty: Deutsche Bank AG
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5%	9,300,000	12/05/06	(87,420)	125,434	0.0%
	Counterparty: Lehman Brothers Special Financing Inc.
	Securities
	Amadeus Halde, 8.117%, due 04/08/13	1,500,000	09/07/06	1,508,132	1,512,785	0.2%
	Amadeus Halde, 8.617%, due 04/08/14	1,500,000	09/07/06	1,508,155	1,518,750	0.2%
	Continental Airlines, Inc., 6.920%, due 04/02/13	1,391,965	04/30/04	1,378,046	1,400,223	0.2%
	Goodyear Tire & Rubber Co., 8.140%, due 04/01/10	3,000,000	04/01/05	3,000,000	3,040,626	0.5%
	Farrell Gas, 8.780%, due 08/01/07	2,500,000	05/20/04	2,534,183	2,520,296	0.3%
	Ferrovial CLN FRN , 6.000%, due 04/07/11	1,000,000	10/03/06	1,877,996	1,955,058	0.2%
	Ford Motor Credit Co., 8.360%, due 11/29/13	2,500,000	12/12/06	2,500,000	2,501,569	0.3%
	Headwaters, Inc., 7.500%, due 04/30/11	1,348,438	10/20/06	1,362,782	1,342,539	0.2%
	Health Corp., 8.620%, due 02/02/13	2,985,000	03/07/06	2,985,000	3,008,838	0.4%
	Metro-Goldwyn-Mayer, Inc., 8.617%, due 04/08/11	2,378,049	09/19/06	2,357,241	2,355,755	0.3%
	Nordic Telephone Co. APS, 5.939%, due 11/30/13	850,000	04/19/06	1,063,227	1,133,623	0.1%
	Nordic Telephone Co. APS, 6.439%, due 11/30/14	850,000	04/19/06	1,063,324	1,138,580	0.1%
	Primedia, Inc., 7.570%, due 09/30/13	1,000,000	08/08/06	988,750	998,333	0.1%
	Reliant Resources, Inc., 5.187%, due 12/01/10	2,000,000	11/30/06	2,000,000	2,016,500	0.1%
	Riverdeep International, 8.096%, due 11/28/13	1,000,000	12/21/06	1,007,500	1,000,157	0.1%
	SigmaKalon Group BV, 5.491%, due 06/30/12	984,772	12/13/05	1,143,025	1,298,875	0.2%
	Spansion, LLC, 8.375%, due 10/30/12	2,000,000	10/30/06	2,000,000	2,008,334	0.2%
	Weather Investment, 4.955%, due 06/17/12	1,100,000	05/09/06	1,405,871	1,454,590	0.2%
	Wind Acquisition, Inc., 6.978%., due 12/21/11	500,000	12/07/06	500,000	499,686	0.1%
	Wind Acquisitions, 6.298%, due 06/17/13	1,200,000	05/09/06	1,533,676	1,594,400	0.1%

				$33,714,072	$34,562,277	4.1%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2006, the Portfolios had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

Global Resources	$122,262,120	$126,959,931
Global Technology	18,811,352	19,306,426
International	10,361,730	10,825,940
Janus Contrarian	29,792,435	30,588,037
JPMorgan Emerging Markets Equity	72,108,063	74,420,574
JPMorgan Small Cap Core Equity	91,247,640	94,653,364
Julius Baer Foreign	83,114,940	86,984,072
Legg Mason Partners All Cap	83,929,319	86,801,804
Limited Maturity Bond	104,964,488	107,324,020
Liquid Assets	4,652,585	4,787,048
Marsico Growth	246,907,219	253,613,412
Marsico International Opportunities	6,199,414	6,329,319
MFS Total Return	297,970,707	306,520,310
Oppenheimer Main Street	58,677,997	60,539,136
PIMCO Core Bond	22,048,788	22,578,243
PIMCO High Yield	150,353,910	154,218,065
Pioneer Mid Cap Value	177,923,997	183,723,508
Stock Index	54,305,195	56,060,542
VP Index Plus International Equity	7,964,848	8,380,339

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified. Certain Portfolios are each classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios investments.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — REORGANIZATIONS

On December 3, 2005, JPMorgan Emerging Markets Equity as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP Emerging Markets Fund, Inc., also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquired
			Total net assets	Portfolio
		Total net assets	of Acquiring	Unrealized
		of Acquired	Portfolio	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	Portfolio (000’s)	(000’s)	(000’s)	Ratio

JPMorgan Emerging Markets Equity	ING VP Emerging Markets Fund	$33,852	$359,564	$7,642	0.7244

The net assets of JPMorgan Emerging Markets Equity after the acquisition were approximately $393,415,482.

On April 28, 2006, Liquid Assets Portfolio as listed below (”Acquiring Portfolio”), acquired the assets and certain liabilities of The USLICO Money Market Portfolio, also listed below (”Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquired
			Total net assets	Portfolio
		Total net assets	of Acquiring	Unrealized
		of Acquired	Portfolio	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	Portfolio (000’s)	(000’s)	(000’s)	Ratio

Liquid Assets	The USLICO Money Market	$5,718	$878,274	$0	1.00

The net assets of Liquid Assets after the acquisition were approximately $883,991,362.

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
	Capital	Income	Gains / (Losses)

Disciplined Small Cap Value	$(6,189)	$(25,986)	$32,175

EquitiesPlus	(77,401)	277,924	(200,523)

Evergreen Health Sciences	—	23,892	(23,892)

Evergreen Omega	—	12,708	(12,708)

Global Real Estate	399,529	4,455,868	(4,855,397)

Global Resources	—	412,464	(412,464)

Global Technology	—	682,044	(682,044)

International	—	(72,202)	72,202

Janus Contrarian	(10,535)	(447,292)	457,827

JPMorgan Emerging Markets Equity	—	6,345,453	(6,345,453)

JPMorgan Small Cap Core Equity	—	(342,964)	342,964

JPMorgan Value Opportunities	—	(110,530)	110,530

Julius Baer Foreign	—	(8,144,788)	8,144,788

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
	Capital	Income	Gains / (Losses)

Legg Mason Partners All Cap	—	26,525	(26,525)
Legg Mason Value	—	864,245	(864,245)
Limited Maturity Bond	—	32,932	(32,932)
Marsico Growth	—	(55,622)	55,622
Marsico International Opportunities	—	2,208,411	(2,208,411)
MFS Total Return	—	658,441	(658,441)
MFS Utilities	—	(1,571,082)	1,571,082
Oppenheimer Main Street	—	530	(530)
PIMCO Core Bond	—	1,878,329	(1,878,329)
PIMCO High Yield	—	(2,301,932)	2,301,932
Pioneer Fund	173	10,740	(10,913)
Pioneer Mid Cap Value	—	(17,305)	17,305
Stock Index	—	(62,948)	62,948
VP Index Plus International Equity	—	522,756	(522,756)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2006			Year Ended December 31,
				2005
			Dividends Paid
	Ordinary	Long-Term	Deduction on	Ordinary	Long-Term
	Income	Capital Gains	Redemptions	Income	Capital Gains

Evergreen Health Sciences	$75,197	$—	$—	$4,352,941	$893,641
Evergreen Omega	—	—	—	62,582	—
Global Real Estate	2,982,449	164,620	413,634	—	—
Global Resources	51,250,727	15,155,436	—	5,099,208	11,121,320
Global Technology	2,856,459	4,794,808	—	—	3,420,577
International	4,198,529	23,820,927	—	6,746,156	7,779,546
Janus Contrarian	663,819	4,963,497	—	46,102	—
JPMorgan Emerging Markets Equity	3,179,086	6,810,747	—	163,744	—
JPMorgan Small Cap Core Equity	7,127,518	2,922,215	—	11,689,196	13,039,770
JPMorgan Value Opportunities	5,039,348	11,852	—	—	—
Julius Baer Foreign	138,441	—	—	36,757,440	23,516,981
Legg Mason Partners All Cap	2,974,804	2,736,339	—	2,063,345	—
Legg Mason Value	515,893	1,910,200	—	—	892,026
Limited Maturity Bond	11,954,161	—	—	15,914,717	932,054
Liquid Assets	46,245,896	—	—	24,869,550	—
Marsico International Opportunities	969,820	—	—	2,884,851	—
MFS Total Return	47,842,041	62,737,920	—	37,772,127	51,122,208
MFS Utilities	1,188,456	—	—	5,071,489	—
Oppenheimer Main Street	5,862,546	—	—	5,460,282	—
PIMCO Core Bond	32,910,256	—	—	40,966,501	—
PIMCO High Yield	54,146,576	5,174,201	—	48,565,007	—
Pioneer Fund	—	—	—	481,284	—
Pioneer Mid Cap Value	3,336,564	—	—	—	—
Stock Index	8,085,447	1,326,184	—	—	—
VP Index Plus International Equity	11,167,720	1,110,157	—	615,883	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Disciplined Small Cap Value	$1,390,262	$24,137	$4,038,244	$—	$—	$—	—
EquitiesPlus	6,868,254	3,417,464	217,994	—	—	—	—
Evergreen Health Sciences	7,730,241	254,407	23,047,614	—	—	—	—
Evergreen Omega	2,311,923	—	15,942,687	—	—	—	—
Global Real Estate	3,131,564	177,232	16,240,222	—	(33,442)	—	—
Global Resources	76,099,484	9,596,715	45,674,830	—	(17,124)	—	—
Global Technology	19,091	1,077,628	8,691,676	—	—	—	—
International	15,994,777	17,926,088	25,567,204	—	(43,857)	—	—
Janus Contrarian	2,464,678	10,085,305	31,506,425	—	(166,755)	—	—
JPMorgan Emerging Markets Equity	10,966,522	1,715,787	247,908,485	—	—	—	—
JPMorgan Small Cap Core Equity	8,434,027	16,113,556	53,828,090	—	—	—	—
JPMorgan Value Opportunities	21,693,240	3,351,369	34,641,283	—	—	—	—
Julius Baer Foreign	49,632,956	87,746,028	281,179,044	—	(4,571,782)	—	—
Legg Mason Partners All Cap	5,914,800	14,208,933	96,041,995	—	—	—	—
Legg Mason Value	87,816	11,440,264	131,483,016	—	—	—	—
Limited Maturity Bond	14,706,656	—	(689,831)	(521,342)	—	(2,839,190)	2013
						(2,670,273)	2014

						$(5,509,463)

Liquid Assets	—	—	—	—	—	(94,013)	2012
Marsico Growth	11,854	—	216,173,418	—	—	(228,384,104)	2009
						(367,059,276)	2010
						(110,597,085)	2011

						$(706,040,465)

Marsico International Opportunities	23,121,454	8,253,507	49,459,885	—	—	—	—
MFS Total Return	50,824,609	73,634,718	137,130,678	—	—	—	—
MFS Utilities	12,956,792	5,804,576	43,720,474	—	(735,531)	—	—
Oppenheimer Main Street	5,186,237	—	59,783,436	—	(1,249)	(7,559,316)	2009
						(181,337,961)	2010
						(6,207,803)	2011

						$(195,105,080)

PIMCO Core Bond	53,193,095	—	(3,081,530)	(1,282,012)	(402,513)	(291,476)	2013
						(4,657,067)	2014

						$(4,948,543)

PIMCO High Yield	1,651,473	2,045,847	18,366,523	—	(912,690)	—	—
Pioneer Fund	2,298,971	1,942,870	17,359,789	—	—	—	—
Pioneer Mid Cap Value	41,766,345	8,337,609	56,461,274	—	—	—	—
Stock Index	8,111,625	10,759,143	70,386,404	—	—	—	—
VP Index Plus International Equity	1,941,800	204,168	32,959,576	—	(155,704)	—	—

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the “Code”) and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and “eligible investors” in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. We are aware that an affiliate of the Portfolios’ investment adviser may have failed to limit the availability of Julius Baer Foreign, Legg Mason Value, Limited Maturity Bond, Marsico Growth, Marsico International Opportunities, MFS Total Return, PIMCO High Yield and VP Index Plus International Equity for investment to “eligible investors” under the Code. The legal and tax consequences, if any, of this are currently under active review, but we do not believe that it is probable that any liability has been incurred by the Portfolios. Although it is not probable that any liability has been incurred, ING has agreed to indemnify any affected Portfolio from and against economic consequences of any such failure incurred either (i) directly or (ii) by virtue of any indemnification by the Portfolios resulting from such failure.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management is currently analyzing the tax positions of the Portfolios. To date, this analysis reflects an uncertain tax position in Julius Baer Foreign, Legg Mason Value, Limited Maturity Bond, Marsico Growth, Marsico International Opportunities, MFS Total Return, PIMCO High Yield and VP Index Plus International Equity that has the potential to result in a liability upon adoption of FIN 48. Management of the Portfolios is presently determining whether the tax benefits recorded by these Portfolios are more likely-than-not to be sustained if challenged by taxing authorities. To the extent that, in Management’s judgment, the more likely-than-not threshold cannot be achieved, ING has agreed to indemnify the Portfolios and will bear any taxes and other costs related to this position that may occur. As a result, in Management’s opinion, the adoption of FIN 48 is not expected to have a material impact on the financial statements of the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments and DSI reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments, DSI and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments and DSI have advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments and DSI reported that management of U.S. affiliates of ING Groep N.V., including ING Investments and DSI (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments and DSI have advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments and DSI further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments and DSI have advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments and DSI reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/ A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments and DSI reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments and DSI advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments and DSI reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments and DSI reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING’s administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 17 — SUBSEQUENT EVENTS

Subsequent to December 31, 2006, the following Portfolios declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date

Liquid Assets
Class I	$0.0043	February 1, 2007	Daily
Class S	0.0041	February 1, 2007	Daily
Class S2	0.0040	February 1, 2007	Daily

PIMCO High Yield
Class ADV	$0.0636	February 1, 2007	Daily
Class I	0.0680	February 1, 2007	Daily
Class S	0.0660	February 1, 2007	Daily

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED SMALL CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.3%
		Aerospace/ Defense: 1.0%
2,700		Curtiss-Wright Corp.	$100,116
3,200	@	Esterline Technologies Corp.	128,736
5,800		Kaman Corp.	129,862
2,000	@	Moog, Inc.	76,380
1,600	@	Sequa Corp.	184,096

			619,190

		Agriculture: 1.0%
27,600	@	Alliance One International, Inc.	194,856
9,000		Universal Corp.	441,090

			635,946

		Airlines: 1.7%
8,000	@	Alaska Air Group, Inc.	316,000
21,600	@	Frontier Airlines Holdings	159,840
17,900	@	Republic Airways Holdings, Inc.	300,362
10,700		Skywest, Inc.	272,957

			1,049,159

		Apparel: 1.1%
12,000		Kellwood Co.	390,240
2,500	@	Perry Ellis International, Inc.	102,500
1,000		Phillips-Van Heusen	50,170
8,600	@	Quiksilver, Inc.	135,450

			678,360

		Auto Parts & Equipment: 1.9%
7,700	@	Aftermarket Technology Corp.	163,856
19,700		American Axle & Manufacturing Holdings, Inc.	374,103
19,700		ArvinMeritor, Inc.	359,131
6,400	@	Commercial Vehicle Group, Inc.	139,520
4,700		Lear Corp.	138,791

			1,175,401

		Banks: 4.2%
1,100		Alabama National Bancorp.	75,603
1,900		Cathay General Bancorp.	65,569
2,000		Central Pacific Financial Corp.	77,520
3,100		Chittenden Corp.	95,139
2,900		Citizens Banking Corp.	76,850
4,300		Community Banks, Inc.	119,368
20,000	@@	First Bancorp.	190,600
1,400		First Community Bancorp., Inc.	73,178
3,200		First Merchants Corp.	87,008
2,100		First Midwest Bancorp., Inc.	81,228
6,000		FirstMerit Corp.	144,840
2,200		FNB Corp.	40,194
5,300		GB&T Bancshares, Inc.	117,501
3,300		Greater Bay Bancorp.	86,889
8,500		Irwin Financial Corp.	192,355
2,800		ITLA Capital Corp.	162,148
3,200		Old National Bancorp.	60,544
2,100		Omega Financial Corp.	67,032
3,400		Pacific Capital Bancorp.	114,172
2,200		Provident Bankshares Corp.	78,320
2,000		Sterling Financial Corp.	67,620
6,200	@	Sun Bancorp., Inc.	130,634
3,900		Susquehanna Bancshares, Inc.	104,832
800		Trustmark Corp.	26,168
2,300		UMB Financial Corp.	83,973
6,500		Umpqua Holdings Corp.	191,295

			2,610,580

		Biotechnology: 0.3%
4,600	@	Applera Corp. — Celera Genomics Group	64,354
1,500	@	Bio-Rad Laboratories, Inc.	123,780

			188,134

		Chemicals: 1.9%
3,000		CF Industries Holdings, Inc.	76,920
4,200		HB Fuller Co.	108,444
2,100	@@	Innospec, Inc.	97,755
1,500		Minerals Technologies, Inc.	88,185
2,500	@	OM Group, Inc.	113,200
54,700	@	PolyOne Corp.	410,250
10,400		Sensient Technologies Corp.	255,840

			1,150,594

		Commercial Services: 2.0%
1,900		Banta Corp.	69,160
9,400		Central Parking Corp.	169,200
800	@	Dollar Thrifty Automotive Group	36,488
15,900	@	Pharmanet Development Group	350,913
12,500	@	PHH Corp.	360,875
5,400	@	Rent-A-Center, Inc.	159,354
14,400	@	Spherion Corp.	106,992

			1,252,982

		Computers: 2.5%
14,800		Agilysys, Inc.	247,752
3,200	@	BISYS Group, Inc.	41,312
40,400	@	Ciber, Inc.	273,912
3,700	@	Electronics for Imaging	98,346
10,900	@	Hutchinson Technology	256,913
2,600		Imation Corp.	120,718
29,000	@	Palm, Inc.	408,610
4,700	@	Perot Systems Corp.	77,033

			1,524,596

		Distribution/ Wholesale: 0.3%
3,000		Owens & Minor, Inc.	93,810
1,500	@	United Stationers, Inc.	70,035

			163,845

		Diversified Financial Services: 2.7%
7,100	@	Accredited Home Lenders Holding Co.	193,688
17,800		CharterMac	382,166
36,000		Friedman Billings Ramsey Group, Inc.	288,000
7,100	@	Knight Capital Group, Inc.	136,107
22,900	@	LaBranche & Co., Inc.	225,107
6,800	@	Piper Jaffray Cos.	443,020

			1,668,088

		Electric: 5.4%
1,800		Allete, Inc.	83,772
30,500	@	Aquila, Inc.	143,350
13,500		Avista Corp.	341,685
9,500		Black Hills Corp.	350,930
2,600		CH Energy Group, Inc.	137,280
15,800		Cleco Corp.	398,634
6,400		Duquesne Light Holdings, Inc.	127,040
3,500	@	El Paso Electric Co.	85,295
12,300		Empire District Electric Co.	303,687
3,500		Idacorp, Inc.	135,275
2,500		NorthWestern Corp.	88,450
4,900		Otter Tail Corp.	152,684
14,200		PNM Resources, Inc.	441,620
2,600		Unisource Energy Corp.	94,978
17,300		Westar Energy, Inc.	449,108

			3,333,788

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED SMALL CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Electrical Components & Equipment: 0.2%
3,200		Belden CDT, Inc.	$125,088

			125,088

		Electronics: 1.9%
3,800	@	Benchmark Electronics, Inc.	92,568
11,300	@	Coherent, Inc.	356,741
35,600	@	Kemet Corp.	259,880
30,900		Methode Electronics, Inc.	334,647
2,200		Technitrol, Inc.	52,558
1,300		Woodward Governor Co.	51,623

			1,148,017

		Engineering & Construction: 0.4%
2,200	@	EMCOR Group, Inc.	125,070
1,900		Washington Group International, Inc.	113,601

			238,671

		Entertainment: 0.3%
15,200	@	Great Wolf Resorts, Inc.	212,192

			212,192

		Exchange Traded Fund: 2.0%
15,000	@@	iShares Russell 2000 Value Index Fund	1,200,300

			1,200,300

		Food: 1.5%
5,700	@	Hain Celestial Group, Inc.	177,897
7,300		Imperial Sugar Co.	176,733
5,100	@	Performance Food Group Co.	140,964
3,000		Pilgrim’s Pride Corp.	88,290
5,800		Premium Standard Farms, Inc.	107,706
1,900	@	Ralcorp Holdings, Inc.	96,691
3,000		Ruddick Corp.	83,250
1,400		Weis Markets, Inc.	56,154

			927,685

		Forest Products & Paper: 0.2%
4,100		Bowater, Inc.	92,250

			92,250

		Gas: 1.9%
3,800		Laclede Group, Inc.	133,114
1,900		New Jersey Resources Corp.	92,302
2,900		Nicor, Inc.	135,720
2,000		Northwest Natural Gas Co.	84,880
2,700		Peoples Energy Corp.	120,339
5,600		Piedmont Natural Gas Co.	149,800
2,900		Southwest Gas Corp.	111,273
11,100		WGL Holdings, Inc.	361,638

			1,189,066

		Healthcare — Products: 0.8%
17,600	@	Conmed Corp.	406,912
4,000		Steris Corp.	100,680

			507,592

		Healthcare — Services: 2.5%
3,200	@	Amerigroup Corp.	114,848
2,000	@	Apria Healthcare Group, Inc.	53,300
10,700	@	Genesis HealthCare Corp.	505,361
13,800	@	Kindred Healthcare, Inc.	348,450
1,600	@	Magellan Health Services, Inc.	69,152
19,000	@	Res-Care, Inc.	344,850
5,900	@	Symbion, Inc.	109,209

			1,545,170

		Home Builders: 0.1%
2,700	@	Hovnanian Enterprises, Inc.	91,530

			91,530

		Home Furnishings: 1.0%
10,500	@	Audiovox Corp.	147,945
17,500		Furniture Brands International, Inc.	284,025
9,870		Hooker Furniture Corp.	154,762

			586,732

		Household Products/ Wares: 0.9%
14,100		American Greetings Corp.	336,567
17,700	@	Prestige Brands Holdings, Inc.	230,454

			567,021

		Insurance: 7.8%
6,700		21st Century Insurance Group	118,255
14,600		American Equity Investment Life Holding Co.	190,238
2,950	@	American Physicians Capital, Inc.	118,118
8,400	@	Argonaut Group, Inc.	292,824
3,600		Baldwin & Lyons, Inc.	91,944
12,200		Commerce Group, Inc.	362,950
2,750		Delphi Financial Group	111,265
7,000		EMC Insurance Group, Inc.	238,840
5,000		FBL Financial Group, Inc.	195,400
5,500	@	Fpic Insurance Group, Inc.	214,335
5,300		Horace Mann Educators Corp.	107,060
4,700		Infinity Property & Casualty Corp.	227,433
6,000		Landamerica Financial Group, Inc.	378,660
300	@	National Western Life Insurance Co.	69,042
2,900		NYMAGIC, Inc.	106,140
9,700		Ohio Casualty Corp.	289,157
20,500		Phoenix Cos., Inc.	325,745
9,200	@	PMA Capital Corp.	84,824
7,500		Presidential Life Corp.	164,625
2,300	@	ProAssurance Corp.	114,816
1,700		RLI Corp.	95,914
2,100	@	SCPIE Holdings, Inc.	54,894
17,200	@	SeaBright Insurance Holdings, Inc.	309,772
2,100		Selective Insurance Group	120,309
3,900		State Auto Financial Corp.	135,447
2,900	@	Triad Guaranty, Inc.	159,123
2,700		Zenith National Insurance Corp.	126,657

			4,803,787

		Internet: 1.4%
6,800	@	Avocent Corp.	230,180
6,400	@	Infospace, Inc.	131,264
13,900	@	TIBCO Software, Inc.	131,216
20,400	@	Vignette Corp.	348,228

			840,888

		Investment Companies: 1.2%
19,100		Apollo Investment Corp.	427,840
3,100		MCG Capital Corp.	62,992
6,621		Medallion Financial Corp.	81,902
9,100		NGP Capital Resources Co.	152,425

			725,159

		Iron/ Steel: 2.4%
3,300		Chaparral Steel Co.	146,091
2,100		Cleveland-Cliffs, Inc.	101,724
14,600		Gibraltar Industries, Inc.	343,246
8,500		Olympic Steel, Inc.	188,955
15,600		Ryerson, Inc.	391,404
5,600		Schnitzer Steel Industries, Inc.	222,320
5,300		Steel Technologies, Inc.	93,015

			1,486,755

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED SMALL CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Leisure Time: 0.6%
29,200	@	K2, Inc.	$385,148

			385,148

		Lodging: 0.3%
1,100	@	Gaylord Entertainment Co.	56,023
7,700	@	Lodgian, Inc.	104,720

			160,743

		Machinery — Diversified: 0.2%
4,800		Briggs & Stratton Corp.	129,360

			129,360

		Media: 3.2%
6,800		Belo Corp.	124,916
23,700	@	Cox Radio, Inc.	386,310
19,200		Entercom Communications Corp.	541,056
23,400	@	Entravision Communications Corp.	192,348
3,400		Lee Enterprises, Inc.	105,604
17,600	@	Scholastic Corp.	630,784

			1,981,018

		Metal Fabricate/ Hardware: 0.3%
2,900		Mueller Industries, Inc.	91,930
6,800		Worthington Industries	120,496

			212,426

		Mining: 0.9%
43,600	@	USEC, Inc.	554,591

			554,591

		Miscellaneous Manufacturing: 1.7%
2,600		Aptargroup, Inc.	153,504
11,100	@	EnPro Industries, Inc.	368,631
5,100		Lancaster Colony Corp.	225,981
11,900		Tredegar Corp.	269,059

			1,017,175

		Office/ Business Equipment: 0.3%
10,300		IKON Office Solutions, Inc.	168,611

			168,611

		Oil & Gas: 2.6%
5,200	@	Comstock Resources, Inc.	161,512
3,800	@	Encore Acquisition Co.	93,214
700	@	Giant Industries, Inc.	52,465
31,400	@	Harvest Natural Resources, Inc.	333,782
2,100	@	Houston Exploration Co.	108,738
9,500	@	Swift Energy Co.	425,695
8,700	@	Whiting Petroleum Corp.	405,420

			1,580,826

		Oil & Gas Services: 1.2%
5,700	@	Hanover Compressor Co.	107,673
2,100	@	Lone Star Technologies	101,661
6,100	@	Oil States International, Inc.	196,603
4,300	@	Trico Marine Services, Inc.	164,733
2,200	@	Universal Compression Holdings, Inc.	136,642

			707,312

		Pharmaceuticals: 0.6%
8,800	@	Bradley Pharmaceuticals, Inc.	181,104
2,800	@	NBTY, Inc.	116,396
5,300		Perrigo Co.	91,690

			389,190

		Real Estate: 0.3%
2,100	@	Avatar Holdings, Inc.	169,785

			169,785

		Real Estate Investment Trusts: 14.1%
800		Alexandria Real Estate Equities, Inc.	80,320
9,500		American Financial Realty Trust	108,680
15,000		American Home Mortgage Investment Corp.	526,800
26,100		Anthracite Capital, Inc.	332,253
23,300		Anworth Mortgage Asset Corp.	221,583
29,500		Ashford Hospitality Trust, Inc.	367,275
3,200		BioMed Realty Trust, Inc.	91,520
11,500		Capital Lease Funding, Inc.	133,400
100		Crescent Real Estate EQT Co.	1,975
15,400		Deerfield Triarc Capital Corp.	260,722
5,300		DiamondRock Hospitality Co.	95,453
9,000		Education Realty Trust, Inc.	132,930
2,000		Entertainment Properties Trust	116,880
5,200		Extra Space Storage, Inc.	94,952
3,900		FelCor Lodging Trust, Inc.	85,176
23,500		Fieldstone Investment Corp.	102,930
2,900		First Industrial Realty Trust, Inc.	135,981
5,200		Franklin Street Properties Corp.	109,460
3,500		Healthcare Realty Trust, Inc.	138,390
11,500		Hersha Hospitality Trust	130,410
3,500		Highwoods Properties, Inc.	142,660
38,100		IMPAC Mortgage Holdings, Inc.	335,280
10,200		JER Investors Trust, Inc.	210,834
18,000		KKR Financial Corp.	482,220
1,100		LaSalle Hotel Properties	50,435
3,900		Lexington Corporate Properties Trust	87,438
20,500		Luminent Mortgage Capital, Inc.	199,055
28,700		MFA Mortgage Investments, Inc.	220,703
5,400		National Retail Properties, Inc.	123,930
4,700		Nationwide Health Properties, Inc.	142,034
13,500		Newcastle Investment Corp.	422,820
12,200		NorthStar Realty Finance Corp.	202,154
13,000		Pennsylvania Real Estate Investment Trust	511,940
1,900		Post Properties, Inc.	86,830
2,100		Potlatch Corp.	92,022
7,900		RAIT Investment Trust	272,392
6,100		Realty Income Corp.	168,970
4,600		Redwood Trust, Inc.	267,168
4,700		Senior Housing Properties Trust	115,056
29,900		Spirit Finance Corp.	372,853
5,400		Strategic Hotel Capital, Inc.	117,666
4,300		Sunstone Hotel Investors, Inc.	114,939
19,900		Trustreet Properties, Inc.	335,315
22,100		Winston Hotels, Inc.	292,825

			8,634,629

		Retail: 5.8%
9,900		Asbury Automotive Group, Inc.	233,244
6,300	@	Big Lots, Inc.	144,396
2,300		Bob Evans Farms, Inc.	78,706
4,800		Borders Group, Inc.	107,280
3,300		Casey’s General Stores, Inc.	77,715
11,700		Group 1 Automotive, Inc.	605,124
12,700		Haverty Furniture Cos., Inc.	187,960
28,000	@	Insight Enterprises, Inc.	528,360
1,400	@	Jack in the Box, Inc.	85,456
7,600		Landry’s Restaurants, Inc.	228,684
10,400		Lithia Motors, Inc.	299,104
3,700	@	MarineMax, Inc.	95,941
2,000	@	Payless Shoesource, Inc.	65,640
2,300		Regis Corp.	90,942
5,600	@	Smart & Final, Inc.	105,840
6,600		Stage Stores, Inc.	200,574
16,800	@	West Marine, Inc.	290,136
4,800	@	Zale Corp.	135,408

			3,560,510

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED SMALL CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Savings & Loans: 5.3%
7,700		Bankfinancial Corp.	$137,137
14,100		Bankunited Financial Corp.	394,236
4,200		Downey Financial Corp.	304,836
27,900		First Niagara Financial Group, Inc.	414,594
6,700		First Place Financial Corp.	157,383
3,200	@	FirstFed Financial Corp.	214,304
19,300		Flagstar Bancorp., Inc.	286,412
11,400	@	Franklin Bank Corp.	234,156
8,200		MAF Bancorp., Inc.	366,458
32,300		Partners Trust Financial Group, Inc.	375,972
18,800		Provident Financial Services, Inc.	340,844

			3,226,332

		Semiconductors: 3.2%
101,900	@	Applied Micro Circuits Corp.	362,764
42,000	@	Brooks Automation, Inc.	604,800
2,300	@	Emulex Corp.	44,873
9,400	@	Entegris, Inc.	101,708
9,000	@	Exar Corp.	117,000
19,100	@	MKS Instruments, Inc.	431,278
20,200	@	Photronics, Inc.	330,068

			1,992,491

		Software: 1.1%
2,800	@	Avid Technology, Inc.	104,328
14,900	@	Keane, Inc.	177,459
1,400	@	Progress Software Corp.	39,102
6,300	@	Sybase, Inc.	155,610
8,300	@	SYNNEX Corp.	182,102

			658,601

		Telecommunications: 2.5%
18,600	@	3Com Corp.	76,446
15,000	@	Andrew Corp.	153,450
20,700	@	Cincinnati Bell, Inc.	94,599
4,900		CT Communications, Inc.	112,308
16,200	@	Ditech Networks, Inc.	112,104
5,100	@@	Golden Telecom, Inc.	238,884
13,500	@	IDT Corp.	176,580
35,800	@	Premier Global Services, Inc.	337,952
3,600		USA Mobility, Inc.	80,532
18,100	@	Utstarcom, Inc.	158,375

			1,541,230

		Toys/ Games/ Hobbies: 0.7%
18,700	@	Jakks Pacific, Inc.	408,408

			408,408

		Transportation: 1.7%
1,500		Arkansas Best Corp.	54,000
10,300	@	Bristow Group, Inc.	371,727
7,400	@	PHI, Inc.	242,202
3,900	@	RailAmerica, Inc.	62,712
12,300	@	Saia, Inc.	285,483
1,700		Werner Enterprises, Inc.	29,716

			1,045,840

		Trucking & Leasing: 0.2%
4,700		Interpool, Inc.	109,792

			109,792

		Total Common Stock (Cost $56,713,516)	60,972,584

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreement: 1.1%
$710,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $710,414 to be received upon repurchase (Collateralized by $2,265,000 Resolution Funding Corporation, Discount Note, Market Value $725,208, due 01/15/30)	$710,000

	Total Short-Term Investments (Cost $710,000)	710,000

Total Investments in Securities (Cost $57,423,516)*	100.4%	$61,682,584
Other Assets and Liabilities-Net	(0.4)	(259,159)

Net Assets	100.0%	$61,423,425

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $57,644,340.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,087,031
Gross Unrealized Depreciation	(1,048,787)

Net Unrealized Appreciation	$4,038,244

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITIESPLUS PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 5.5%
		Exchange Traded Fund: 5.5%
50,000		SPDR Trust Series 1	$7,084,500

		Total Common Stock (Cost $6,301,250)	7,084,500

PREFERRED STOCK: 0.6%
		Banks: 0.6%
30,000	P	Bank of American Corp.	748,500

		Total Preferred Stock (Cost $750,000)	748,500

Principal
Amount			Value

CORPORATE BONDS/ NOTES: 27.1%
		Banks: 2.0%
$2,500,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	$2,522,960

			2,522,960

		Diversified Financial Services: 7.8%
3,000,000	@@,#, C	Aiful Corp., 4.450%, due 02/16/10	2,879,448
2,265,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	2,210,549
2,000,000	#,C	Twin Reefs Pass-Through Trust, 6.350%, due 12/10/49	2,003,804
3,000,000	#,C	ZFS Finance USA Trust I, 6.510%, due 12/15/65	3,045,150

			10,138,951

		Electric: 2.3%
3,000,000	C	Entergy Gulf States, Inc., 5.120%, due 08/01/10	2,938,143

			2,938,143

		Environmental Control: 1.9%
2,500,000	#	Oakmont Asset Trust, 4.514%, due 12/22/08	2,441,530

			2,441,530

		Gas: 1.9%
2,500,000		Southern Union Co., 6.150%, due 08/16/08	2,511,235

			2,511,235

		Insurance: 1.5%
2,000,000	@@,#	Nippon Life Insurance, 4.875%, due 08/09/10	1,957,784

			1,957,784

		Media: 4.3%
2,500,000	C	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	2,621,795
3,000,000	#,C	COX Enterprises, Inc., 4.375%, due 05/01/08	2,948,982

			5,570,777

		Real Estate: 1.6%
2,000,000	C	Duke Realty LP, 5.625%, due 08/15/11	2,013,660

			2,013,660

		Telecommunications: 1.8%
2,500,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	2,388,900

			2,388,900

		Transportation: 2.0%
2,500,000	C	Union Pacific Corp., 7.375%, due 09/15/09	2,633,380

			2,633,380

		Total Corporate Bonds/Notes (Cost $34,993,094)	35,117,320

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.1%
		Federal National Mortgage Association: 11.1%
5,000,000	W	5.500%, due 01/12/36	4,942,190
18,563,027	para.	Fannie Mae Interest Strip, 5.500%, due 01/25/36	4,408,662
5,000,000	W	6.500%, due 01/15/35	5,095,310

		Total U.S. Government Agency Obligations (Cost $15,212,119)	14,446,162

U.S. TREASURY OBLIGATIONS: 0.4%
		U.S. Treasury Bonds: 0.2%
200,000		4.625%, due 11/15/16	198,750

			198,750

		U.S. Treasury Notes: 0.2%
300,000		4.500%, due 11/30/11	297,422

			297,422

		Total U.S. Treasury Obligations (Cost $501,912)	496,172

ASSET-BACKED SECURITIES: 10.0%
		Automobile Asset-Backed Securities: 1.7%
1,295,000	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	1,285,587
946,522	C	Morgan Stanley Auto Loan Trust, 3.240%, due 03/15/12	932,976

			2,218,563

		Home Equity Asset-Backed Securities: 3.9%
5,000,000	C	GSAA Trust, 6.040%, due 07/25/36	5,048,440

			5,048,440

		Other Asset-Backed Securities: 4.4%
5,672,806	C	Bear Stearns Asset-Backed Securities, Inc., 5.700%, due 06/25/36	5,701,170

			5,701,170

		Total Asset-Backed Securities (Cost $12,891,112)	12,968,173

COLLATERALIZED MORTGAGE OBLIGATIONS: 41.7%
5,660,749	C	Bank of America Alternative Loan Trust, 5.820%, due 05/25/35	5,675,274
4,560,922	C	Countrywide Alternative Loan Trust, 6.020%, due 09/25/36	4,571,870
5,207,834	C	Credit Suisse Mortgage Capital Certificates, 6.000%, due 08/25/36	5,216,376
723,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	720,881
434,000	C	LB-UBS Commercial Mortgage Trust, 4.547%, due 08/15/29	423,641
484,000	C	LB-UBS Commercial Mortgage Trust, 4.583%, due 08/15/29	471,985
573,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	571,240

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITIESPLUS PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

$286,000	C	LB-UBS Commercial Mortgage Trust, 5.207%, due 02/15/31	$285,084
358,000	C	Merrill Lynch Mortgage Trust, 5.660%, due 05/12/39	365,799
5,666,707	C	Prime Mortgage Trust, 5.820%, due 02/25/35	5,678,521
4,000,000		Residential Capital, LLC, 5.850%, due 06/09/08	3,993,224
545,349	C	Residential Funding Mortgage Security I, 5.750%, due 04/25/18	547,042
5,748,579	C	Residential Funding Mortgage Security I, 6.000%, due 06/25/36	5,763,279
3,630,559	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.824%, due 10/25/36	3,633,356
5,158,568	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.920%, due 07/25/36	5,162,030
5,000,000	+,C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.081%, (step rate 6.581%), due 09/25/36	5,004,175
4,012,358	C	Washington Mutual, Inc., 5.846%, due 05/25/46	4,019,513
2,000,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.109%, due 06/25/35	1,954,944

		Total Collateralized Mortgage Obligations (Cost $53,981,022)	54,058,234

MUNICIPAL BONDS: 2.1%
		Louisiana: 2.1%
2,800,000	#,C	Tulane University of Louisiana, 6.174%, due 11/15/12	2,800,000

		Total Municipal Bonds (Cost $2,822,381)	2,800,000

		Total Long-Term Investments (Cost $127,452,890)	127,719,061

SHORT-TERM INVESTMENTS: 9.1%
		U.S. Treasury Bills: 4.8%
6,400,000	S	4.820%, due 04/26/07	6,302,125

		Total U.S. Treasury Bills (Cost $6,302,125)	6,302,125

		Repurchase Agreement: 4.3%
5,548,000		Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $5,551,236 to be received upon repurchase (Collateralized by $17,675,000 Resolution Funding Corporation, Discount Note, Market Value $5,659,182, due 01/15/30)	5,548,000

		Total Repurchase Agreement (Cost $5,548,000)	5,548,000

		Total Short-Term Investments (Cost $11,850,125)	11,850,125

Total Investments In Securities (Cost $139,303,015)*	107.6%	$139,569,186
Other Assets and Liabilities-Net	(7.6)	(9,870,681)

Net Assets	100.0%	$129,698,505

@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when issued or delayed delivery securities and foreign currency exchange contracts.
para.	Interest only security
*	Cost for federal income tax purposes is $139,304,341.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,102,379
Gross Unrealized Depreciation	(837,534)

Net Unrealized Appreciation	$264,845

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITIESPLUS PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Information concerning open futures contracts at December 31, 2006 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value ($)	Date	Gain (Loss)

S&P 500	100	35,710,000	03/15/2007	$(10,275)
S&P 500 E-Mini	1,213	86,632,460	03/16/2007	(26,426)
U.S. Treasury 10-Year Note	20	2,149,375	03/21/2007	(29,143)
U.S. Treasury Long Bond	24	2,674,500	03/21/2007	(60,283)

				$(126,127)

Short Contracts

U.S. Treasury 2-Year Note	41	(8,365,282)	03/30/2007	$33,148

$33,148

The following short positions were held by the ING Equities Plus Portfolio at December 31, 2006:

Principal
Amount	Descriptions	Market Value

$(10,000,000)	Federal National Mortgage Association, 6.000%, due 01/15/34	$(10,068,750)

	Total Short Positions (Proceeds $10,101,953)	$(10,068,750)

ING Equities Plus Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2006:

			Notional
	Termination		Principal	Unrealized
	Date		Amount	Appreciation/(Depreciation)

Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.11% Counterparty: UBS AG	9/25/08	USD	3,500,000	$(39,599)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.235% Counterparty: UBS AG	8/24/09	USD	5,500,000	$(86,468)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.246% Counterparty: UBS AG	8/30/09	USD	5,500,000	$(88,435)
Receive a fixed rate equal to 5.035% and pay a floating rate based on 3-month USD-LIBOR Counterparty: UBS AG	12/12/16	USD	5,000,000	$(57,438)

				$(271,940)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EVERGREEN HEALTH SCIENCES PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 98.7%
		Biotechnology: 21.9%
9,069	@	Alexion Pharmaceuticals, Inc.	$366,297
81,080	@	Amgen, Inc.	5,538,575
42,251	@	Applera Corp. — Celera Genomics Group	591,091
49,834	@	Arena Pharmaceuticals, Inc.	643,357
26,051	@	Ariad Pharmaceuticals, Inc.	133,902
109,775	@	Arqule, Inc.	649,868
62,778	@	BioCryst Pharmaceuticals, Inc.	725,714
87,431	@	Biogen Idec, Inc.	4,300,731
20,436	@	Bio-Rad Laboratories, Inc.	1,686,379
47,235	@	Celgene Corp.	2,717,430
76,222	@	Cotherix, Inc.	1,028,235
42,079	@	Cytokinetics, Inc.	314,751
63,596	@	Genentech, Inc.	5,159,543
65,000	@,@@	Genmab A/S	4,354,570
31,976	@	Genzyme Corp.	1,969,082
58,855	@	Geron Corp.	516,747
119,818	@	Human Genome Sciences, Inc.	1,490,536
60,052	@	ICos. Corp.	2,029,157
156,224	@	Incyte, Corp.	912,348
64,663	@	Martek Biosciences Corp.	1,509,234
34,872	@	Maxygen, Inc.	375,571
95,958	@	Medimmune, Inc.	3,106,160
63,330	@	Millennium Pharmaceuticals, Inc.	690,297
58,859	@	Nektar Therapeutics	895,245
42,994	@	PDL BioPharma, Inc.	865,899
93,363	@	Regeneron Pharmaceuticals, Inc.	1,873,795
42,797	@	Tercica, Inc.	213,985
14,564	@	Vertex Pharmaceuticals, Inc.	544,985

			45,203,484

		Chemicals: 2.4%
46,564	@@	Bayer AG	2,497,207
13,954		Sigma-Aldrich Corp.	1,084,505
7,000	@@	Syngenta AG	1,300,323

			4,882,035

		Electronics: 1.0%
55,500		Applera Corp. — Applied Biosystems Group	2,036,295

			2,036,295

		Healthcare — Products: 14.2%
50,946		Bausch & Lomb, Inc.	2,652,249
25,118		Baxter International, Inc.	1,165,224
58,972		Biomet, Inc.	2,433,774
40,015	@	Cepheid, Inc.	340,128
32,795	@	Cyberonics	676,889
93,693		Johnson & Johnson	6,185,612
12,922	@	Kinetic Concepts, Inc.	511,065
8,885	@	Kyphon, Inc.	358,954
41,938		Medtronic, Inc.	2,244,102
174,274	@@	Smith & Nephew PLC	1,817,928
175,243	@,@@	Sorin S.p.A.	376,864
82,205	@	St. Jude Medical, Inc.	3,005,415
13,571		Vital Signs, Inc.	677,464
161,547	@	Wright Medical Group, Inc.	3,760,814
40,383	@	Zimmer Holdings, Inc.	3,165,220

			29,371,702

		Healthcare — Services: 7.4%
15,904		Aetna, Inc.	686,735
20,777	@@	Fresenius AG	4,145,933
6,629	@@	Fresenius Medical Care AG & Co. KGaA	882,482
15,354		Manor Care, Inc.	720,410
45,900		Quest Diagnostics	2,432,700
81,214	@	WellPoint, Inc.	6,390,730

			15,258,990

		Insurance: 1.3%
20,013		Cigna Corp.	2,633,110

			2,633,110

		Miscellaneous Manufacturing: 1.3%
87,053	@@	Tyco International Ltd.	2,646,411

			2,646,411

		Pharmaceuticals: 47.9%
135,107		Abbott Laboratories	6,581,062
30,014	@	Adolor, Corp.	225,705
52,898	@	Alkermes, Inc.	707,246
18,216		Alpharma, Inc.	439,006
98,577	@,@@	Angiotech Pharmaceuticals, Inc.	809,810
81,081	@@	AstraZeneca PLC	4,345,249
61,646	@	Atherogenics, Inc.	610,912
40,740	@	BioMarin Pharmaceuticals, Inc.	667,729
141,146		Bristol-Myers Squibb Co.	3,714,963
25,798		Caremark Rx, Inc.	1,473,324
93,200	@@	Chugai Pharmaceutical Co., Ltd.	1,918,778
62,266	@	Cubist Pharmaceuticals, Inc.	1,127,637
29,000	@	CV Therapeutics, Inc.	404,840
84,060	@@	Daiichi Sankyo Co., Ltd.	2,622,153
32,419	@,@@	Elan Corp. PLC ADR	478,180
52,108		Eli Lilly & Co.	2,714,827
91,900	@@	GlaxoSmithKline PLDR	4,848,644
40,240	@	Hospira, Inc.	1,351,259
26,352	@	ImClone Systems, Inc.	705,180
206,665	@	Insmed, Inc.	181,865
85,976	@@	Ipsen	3,991,519
89,973	@	Medarex, Inc.	1,330,701
78,983		Merck & Co., Inc.	3,443,659
26,004	@@	Merck KGaA	2,698,742
31,745	@	MGI Pharma, Inc.	584,425
27,924		Mylan Laboratories	557,363
9,404	@	Neurocrine Biosciences, Inc.	97,990
83,843	@@	Novartis AG ADR	4,815,942
44,000	@@	Novo-Nordisk A/S	3,663,794
54,071	@	NPS Pharmaceuticals, Inc.	244,942
84,071	@	OSI Pharmaceuticals, Inc.	2,940,804
55,124	@	Par Pharmaceutical Cos., Inc.	1,233,124
205,700		Pfizer, Inc.	5,327,630
40,000	@	Pharmion Corp.	1,029,600
73,964	@,@@	QLT, Inc.	625,735
31,408	@@	Roche Holding AG	5,619,318
31,275	@@	Sanofi-Aventis ADR	1,443,967
244,183		Schering-Plough Corp.	5,772,486
37,399	@	Sepracor, Inc.	2,303,030
108,018	@	Tanox, Inc.	2,149,558
26,223	@	Taro Pharmaceuticals Industries	262,886

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EVERGREEN HEALTH SCIENCES PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Pharmaceuticals (continued)
30,000	@	Theravance, Inc.	$926,700
101,327	@	Trimeris, Inc.	1,287,866
19,590	@	United Therapeutics Corp.	1,065,108
60,000		Valeant Pharmaceuticals International	1,034,400
119,149	@	Valera Pharmaceuticals, Inc.	961,532
23,506	@	Viropharma, Inc.	344,128
26,992	@	Watson Pharmaceuticals, Inc.	702,602
101,177		Wyeth	5,151,933
77,100	@	Zymogenetics, Inc.	1,200,447

			98,740,300

		Retail: 1.3%
86,477		CVS Corp.	2,673,004

			2,673,004

		Total Common Stock (Cost $179,269,230)	203,445,331

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 1.3%
	U.S. Government Agency Obligations: 1.3%
$2,800,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$2,799,285

	Total Short-Term Investments (Cost $2,799,285)	2,799,285

Total Investments in Securities (Cost $182,068,515)*	100.0%	$206,244,616
Other Assets and Liabilities-Net	(0.0)	(61,537)

Net Assets	100.0%	$206,183,079

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $183,197,976.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,874,842
Gross Unrealized Depreciation	(6,828,202)

Net Unrealized Appreciation	$23,046,640

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EVERGREEN OMEGA PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.7%
		Advertising: 2.9%
56,729		Omnicom Group	$5,930,450

			5,930,450

		Beverages: 2.8%
118,987		Coca-Cola Co.	5,741,123

			5,741,123

		Biotechnology: 7.1%
107,137	@	Amgen, Inc.	7,318,528
141,386	@	Biogen Idec, Inc.	6,954,777

			14,273,305

		Commercial Services: 3.7%
194,000	@	Apollo Group, Inc.	7,560,180

			7,560,180

		Computers: 8.7%
83,206	@	Affiliated Computer Services, Inc.	4,063,781
255,264	@	Dell, Inc.	6,404,574
97,000	@	Lexmark International, Inc.	7,100,400

			17,568,755

		Cosmetics/ Personal Care: 2.4%
75,653		Procter & Gamble Co.	4,862,218

			4,862,218

		Diversified Financial Services: 4.4%
106,100		Citigroup, Inc.	5,909,770
32,350		Legg Mason, Inc.	3,074,868

			8,984,638

		Healthcare — Products: 9.1%
7,551		Johnson & Johnson	498,517
106,671		Medtronic, Inc.	5,707,965
159,354	@	St. Jude Medical, Inc.	5,825,982
80,562	@	Zimmer Holdings, Inc.	6,314,450

			18,346,914

		Insurance: 2.8%
183,931		Marsh & McLennan Cos., Inc.	5,639,324

			5,639,324

		Internet: 11.2%
230,782	@	Amazon.com, Inc.	9,106,658
236,936	@	eBay, Inc.	7,124,666
13,965	@	Google, Inc.	6,430,603

			22,661,927

		Leisure Time: 1.2%
50,493		Carnival Corp.	2,476,682

			2,476,682

		Miscellaneous Manufacturing: 5.8%
104,868		Pall Corp.	3,623,189
267,196	@@	Tyco International Ltd.	8,122,758

			11,745,947

		Oil & Gas: 2.1%
28,600		Chevron Corp.	2,102,958
28,624		ConocoPhillips	2,059,497

			4,162,455

		Pharmaceuticals: 4.6%
10,698		Abbott Laboratories	521,100
244,118		Bristol-Myers Squibb Co.	6,425,186
87,943		Pfizer, Inc.	2,277,724

			9,224,010

		Retail: 8.0%
59,459		Best Buy Co., Inc.	2,924,788
138,825		OSI Restaurant Partners, Inc.	5,441,940
31,613		Target Corp.	1,803,522
131,406		Wal-Mart Stores, Inc.	6,068,329

			16,238,579

		Semiconductors: 7.7%
395,228	@	Altera Corp.	7,778,087
230,295		Intel Corp.	4,663,474
25,521		KLA-Tencor Corp.	1,269,670
65,621		Texas Instruments, Inc.	1,889,885

			15,601,116

		Software: 8.9%
45,180		Automatic Data Processing, Inc.	2,225,115
262,856		Microsoft Corp.	7,848,880
459,242	@	Oracle Corp.	7,871,406

			17,945,401

		Telecommunications: 6.3%
251,720	@	Cisco Systems, Inc.	6,879,508
153,212		Qualcomm, Inc.	5,789,881

			12,669,389

		Total Common Stock (Cost $185,647,402)	201,632,413

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 0.2%
	U.S. Government Agency Obligations: 0.2%
$295,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$294,925

	Total Short-Term Investments (Cost $294,925)	294,925

Total Investments in Securities (Cost $185,942,327)*	99.9%	$201,927,338
Other Assets and Liabilities-Net	0.1	256,421

Net Assets	100.0%	$202,183,759

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $185,984,651.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,998,203
Gross Unrealized Depreciation	(4,055,516)

Net Unrealized Appreciation	$15,942,687

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 52.0%
		Apartments: 8.9%
46,000		Archstone-Smith Trust	$2,677,660
18,000		AvalonBay Communities, Inc.	2,340,900
22,600		BRE Properties, Inc.	1,469,452
12,900		Camden Property Trust	952,665
40,000		Equity Residential	2,030,000
6,900		Home Properties, Inc.	408,963
10,200		Post Properties, Inc.	466,140
29,000		United Dominion Realty Trust, Inc.	921,910

			11,267,690

		Diversified: 8.5%
905,400	@,@@	Champion REIT	437,243
58	@@	Kenedix Realty Investment Corp.	334,213
10,900	@@	Klepierre	2,054,887
19,900		Liberty Property Trust	977,886
14,200	@@	Rodamco Europe NV	1,885,616
8,000	@@	Unibail	1,951,051
20,500		Vornado Realty Trust	2,490,750
15,300		Washington Real Estate Investment Trust	612,000

			10,743,646

		Health Care: 2.7%
29,400		Health Care Property Investors, Inc.	1,082,508
18,200		Nationwide Health Properties, Inc.	550,004
38,000		Omega Healthcare Investors, Inc.	673,360
25,700		Ventas, Inc.	1,087,624

			3,393,496

		Hotels: 2.2%
77,544		Host Hotels & Resorts, Inc.	1,903,705
16,500		Strategic Hotel Capital, Inc.	359,535
18,500		Sunstone Hotel Investors, Inc.	494,505

			2,757,745

		Office Property: 10.7%
19,200		BioMed Realty Trust, Inc.	549,120
24,500		Boston Properties, Inc.	2,741,060
18,800		Corporate Office Properties Trust SBI MD	948,836
22,600	@	Douglas Emmett, Inc.	600,934
52,900		Equity Office Properties Trust	2,548,193
25,100		Highwoods Properties, Inc.	1,023,076
9,000		Kilroy Realty Corp.	702,000
14,800		Maguire Properties, Inc.	592,000
88	@@	Nippon Building Fund, Inc.	1,168,630
14,600		SL Green Realty Corp.	1,938,588
4,300	@@	Societe de la Tour Eiffel	774,408

			13,586,845

		Real Estate Management/ Services: 0.7%
29,500	@@	Dundee Real Estate Investment Trust	977,726

			977,726

		Regional Malls: 5.7%
21,300		General Growth Properties, Inc.	1,112,499
21,600		Macerich Co.	1,869,912
36,300		Simon Property Group, Inc.	3,676,827
11,300		Taubman Centers, Inc.	574,718

			7,233,956

		Shopping Centers: 7.3%
30,400	@,@@, #	Calloway Real Estate Investment Trust	719,496
330,600	@@	CapitaMall Trust	626,292
19,900		Developers Diversified Realty Corp.	1,252,705
20,400		Federal Realty Investment Trust	1,734,000
76	@@	Japan Retail Fund Investment Corp.	619,177
9,646		Kimco Realty Corp.	433,588
296,200	@@	Link REIT	608,697
19,900		Regency Centers Corp.	1,555,583
52,800	@@	RioCan Real Estate Investment Trust	1,138,721
5,900	@@	Vastned Retail NV	599,462

			9,287,721

		Storage: 2.0%
23,100		Extra Space Storage, Inc.	421,806
21,578		Public Storage, Inc.	2,103,855

			2,525,661

		Warehouse/ Industrial: 3.3%
17,900		AMB Property Corp.	1,049,119
63	@@	Japan Logistics Fund, Inc.	571,295
42,000		Prologis	2,552,340

			4,172,754

		Total Real Estate Investment Trusts:
		(Cost $55,776,968)	65,947,240

COMMON STOCK: 46.5%
		Closed-end Funds: 0.4%
24,500	@@	Prologis European Properties	485,116

			485,116

		Healthcare — Services: 0.3%
39,300	@	Sunrise Senior Living, Inc.	359,249

			359,249

		Investment Companies: 0.8%
29,000	@@	Atlas Estates Ltd.	175,843
297,400	@@	Dawnay Day Treveria PLC	486,731
251,700	@,@@	Develica Deutschland Ltd.	314,662

			977,236

		Real Estate: 45.0%
361,100	@@	Agile Property Holdings, Ltd.	337,993
173,200	@@	Beni Stabili S.p.A.	276,325
100,600	@@	British Land Co. PLC	3,365,573
18,800		Brookfield Properties Co.	739,404
22,100	@@	Capital & Regional PLC	665,296
316,000	@@	CapitaLand Ltd.	1,271,621
82,300	@@	Castellum AB	1,095,633
158,116	@@	Centro Properties Group	1,134,811
122,500	@@	Cheung Kong Holdings Ltd.	1,504,827
54,800	@@	City Developments Ltd.	451,674
28,800	@,@@	Conwert Immobilien Invest AG	623,328
366,800	@@	DB Rreef Trust	512,835
24,200	@@	Derwent Valley Holdings PLC	990,720
7,000	@@	Deutsche Wohnen AG	448,294
7,500	@@	DIC Asset AG	302,783
548,500	@@	GPT Group	2,420,813
93,600	@@	Great Portland Estates PLC	1,267,930
120,200	@@	Guangzhou R&F Properties Co., Ltd.	259,182
68,800	@@	Hammerson PLC	2,120,042
141,700	@@	Hang Lung Properties Ltd.	430,084
21,900	@,@@	Hirco PLC	184,383
460,400	@,@@	Hongkong Land Holdings Ltd.	1,830,182
634,800	@@	Investa Property Group	1,256,595
5,600	@@	IVG Immobilien AG	243,017
220,600	@@	Kerry Properties Ltd.	1,031,233
105,600	@@	Land Securities Group PLC	4,789,263
359,300	@@	Macquarie CountryWide Trust	597,258
340,800	@@	Macquarie Goodman Group	2,037,880
3,000	@@	Mapeley Ltd.	232,398
120,200	@@	Mirvac Group	528,716
187,000	@@	Mitsubishi Estate Co., Ltd.	4,831,962
200,300	@@	Mitsui Fudosan Co., Ltd.	4,880,151
317,700	@,@@	Northern European Properties	419,378
50,600	@,@@	Norwegian Property ASA	527,489
11,900	@,@@	Patrizia Immobilien AG	348,005
601,200	@,@@	Shui On Land Ltd.	524,812

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

		Real Estate (continued)
53,100	@@	Slough Estates PLC	$814,328
48,500	@@	Sponda OYJ	768,266
96,700	@@	Stockland	630,346
76,500	@@	Sumitomo Realty & Development Co., Ltd.	2,452,538
288,400	@@	Sun Hung Kai Properties Ltd.	3,303,362
279,200	@@	Westfield Group	4,615,388

			57,066,118

		Total Common Stock (Cost $47,782,978)	58,887,719

Total Investments In Securities (Cost $103,559,946)*	98.5%	$124,834,959
Other Assets and Liabilities-Net	1.5	1,897,009

Net Assets	100.0%	$126,731,968

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $108,596,753.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,343,677
Gross Unrealized Depreciation	(105,471)

Net Unrealized Appreciation	$16,238,206

Percentage of
Country	Net Assets

Australia	10.8%
Austria	0.5
Canada	2.2
China	0.2
Finland	0.6
France	3.8
Germany	1.1
Guernsey	0.4
Hong Kong	7.9
Isle Of Man	0.1
Italy	0.2
Japan	11.7
Luxembourg	0.4
Netherlands	2.0
Norway	0.4
Singapore	1.9
Sweden	0.9
United Kingdom	11.9
United States	41.5
Other Assets and Liabilities-Net	1.5

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL RESOURCES PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 98.2%
		Chemicals: 0.6%
3,400	@,@@, L	Arkema ADR	$174,539
186,305	@,L	US Bioenergy Corp.	3,167,185

			3,341,724

		Coal: 1.5%
228,200	L	Arch Coal, Inc.	6,852,846
57,700	L	Peabody Energy Corp.	2,331,657

			9,184,503

		Electric: 2.4%
453,600	@,L	Mirant Corp.	14,320,152

			14,320,152

		Energy — Alternate Sources: 1.1%
644,700	@,L	Evergreen Energy, Inc.	6,376,083

			6,376,083

		Engineering & Construction: 1.0%
111,100	@,L	McDermott International, Inc.	5,650,546

			5,650,546

		Healthcare — Services: 0.2%
206,400		First Uranium Corp.	1,238,949

			1,238,949

		Investment Companies: 0.3%
383,500	@,@@	Energy XXI Acquisition Corp. Bermuda Ltd.	1,859,975

			1,859,975

		Iron/ Steel: 1.5%
50,100	L	Cleveland-Cliffs, Inc.	2,426,844
80,300	@@,L	Mittal Steel Co. NV	3,387,054
42,000		United States Steel Corp.	3,071,880

			8,885,778

		Mining: 18.0%
72,200	@@,L	Agnico-Eagle Mines Ltd.	2,977,528
103,700	@@,L	Alcan, Inc.	5,054,338
64,300	@@,L	BHP Billiton Ltd. ADR	2,555,925
178,920	@@	Cameco Corp.	7,241,799
168,380	@@,L	Cia Vale do Rio Doce	5,007,621
996,500	@,@@	Eldorado Gold Corp.	5,392,029
79,700	@@	First Quantum Minerals, Ltd.	4,288,621
148,680		Freeport-McMoRan Copper & Gold, Inc.	8,285,936
216,600	@,@@, L	Frontera Copper Corp.	923,125
185,700	@@	Gold Fields Ltd.	3,488,930
245,602	@@	GoldCorp, Inc.	6,973,273
402,900	@,L	Hecla Mining Co.	3,086,214
225,900	@,@@, L	Kinross Gold Corp.	2,683,692
2,741,449	@,@@	Lihir Gold Ltd.	6,747,210
50,900	@@	Lonmin PLC	2,989,162
334,000	@,@@	Major Drilling Group International	7,469,639
557,100	@,@@, L	Paladin Resources, Ltd.	3,807,475
59,800	L	Phelps Dodge Corp.	7,159,256
282,600	@,@@, L	Randgold Resources Ltd. ADR	6,629,796
13,000	@@	Rio Tinto PLC ADR	2,762,370
886,300	@,@@	Shore Gold, Inc.	4,674,137
82,040	@@	Teck Cominco Ltd.	6,183,867

			106,381,943

		Oil & Gas: 59.6%
209,900	L	Cabot Oil & Gas Corp.	12,730,435
1,166,753	@,L	Cano Petroleum, Inc.	6,393,806
323,300		Chevron Corp.	23,772,249
516,300		ConocoPhillips	37,147,785
92,500	@,L	Delta Petroleum Corp.	2,142,300
50,700	@,L	Denbury Resources, Inc.	1,408,953
33,400		Devon Energy Corp.	2,240,472
174,400	L	ENSCO International, Inc.	8,730,464
102,200		EOG Resources, Inc.	6,382,390
490,900	@,L	EXCO Resources, Inc.	8,301,119
703,200		ExxonMobil Corp.	53,886,216
288,400	@,L	GeoMet, Inc.	2,999,360
49,800		GlobalSantaFe Corp.	2,927,244
146,150	@,L	Goodrich Petroleum Corp.	5,287,707
162,000	L	Hess Corp.	8,030,340
2		Hugoton Royalty Trust	49
451,600	@,L	Kodiak Oil & Gas Corp.	1,770,272
40,300	@@,L	Lukoil ADR	3,496,977
119,900		Marathon Oil Corp.	11,090,750
418,900	@,L	Newfield Exploration Co.	19,248,455
26,621	@@,#	OAO Gazprom ADR	3,039,490
411,600		Occidental Petroleum Corp.	20,098,428
336,900	@,L	Parallel Petroleum Corp.	5,919,333
194,700	@,I,L	PetroHawk Energy Corp.	2,239,050
614,500	@@	Petroleo Brasileiro SA	15,672,412
327,500	@,L	Petroquest Energy, Inc.	4,172,350
305,300	@,L	Plains Exploration & Production Co.	14,510,909
205,000	@,L	Quicksilver Resources, Inc.	7,500,950
260,000	L	Rowan Cos., Inc.	8,632,000
207,738	@@	Royal Dutch Shell PLC ADR	14,705,773
411,200	@,L	Southwestern Energy Co.	14,412,560
151,200	@@,L	Total SA ADR	10,874,304
274,243		XTO Energy, Inc.	12,903,133

			352,668,035

		Oil & Gas Services: 11.7%
385,100	@,L	Allis-Chalmers Energy, Inc.	8,872,704
82,900	@	Cameron International Corp.	4,397,845
150,100	@	Grant Prideco, Inc.	5,969,477
137,600	@	Hercules Offshore, Inc.	3,976,640
603,100	@	Key Energy Services, Inc.	9,438,515
36,700	@	National Oilwell Varco, Inc.	2,245,306
360,100	L	Schlumberger Ltd.	22,743,916
172,300	@,L	Superior Energy Services	5,630,764
149,900	@	Weatherford International Ltd.	6,264,321

			69,539,488

		Pipelines: 0.3%
74,800		Valero GP Holdings, LLC	1,856,536

			1,856,536

		Total Common Stock (Cost $533,760,130)	581,303,712

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL RESOURCES PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 21.8%
	Repurchase Agreement: 0.4%
$2,119,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $2,120,236 to be received upon repurchase (Collateralized by $2,300,000 Federal Home Loan Mortgage Corporation, 5.250%, Market Value plus accrued interest $2,319,422, due 10/06/11)	$2,119,000

	Total Repurchase Agreement (Cost $2,119,000)	2,119,000

	Securities Lending CollateralCC: 21.4%
126,959,931	The Bank of New York Institutional Cash Reserves Fund	126,959,931

	Total Securities Lending Collateral (Cost $126,959,931)	126,959,931

	Total Short-Term Investments (Cost $129,078,931)	129,078,931

Total Investments in Securities (Cost $662,839,061)*	120.0%	$710,382,643
Other Assets and Liabilities-Net	(20.0)	(118,412,128)

Net Assets	100.0%	$591,970,515

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $664,710,350.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$63,173,510
Gross Unrealized Depreciation	(17,501,217)

Net Unrealized Appreciation	$45,672,293

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL TECHNOLOGY PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.7%
		Biotechnology: 3.0%
17,800	@,L	Biogen Idec, Inc.	$875,582
27,900	@	Genzyme Corp.	1,718,082

			2,593,664

		Computers: 22.8%
19,500	@	Apple Computer, Inc.	1,654,380
86,700	@	BISYS Group, Inc.	1,119,297
30,600	@	CACI International, Inc.	1,728,900
59,600	@	Cadence Design Systems, Inc.	1,067,436
24,900	@	Computer Sciences Corp.	1,328,913
154,000	@@	Foxconn Technology Co., Ltd.	1,836,116
73,500		Hewlett-Packard Co.	3,027,465
27,700		International Business Machines Corp.	2,691,055
104,700	@,L	Isilon Systems, Inc.	2,889,720
66,200	@@,L	Seagate Technology, Inc.	1,754,300
155,400	@	Sun Microsystems, Inc.	842,268

			19,939,850

		Distribution/ Wholesale: 1.1%
69,200	@	Brightpoint, Inc.	930,740

			930,740

		Electrical Components & Equipment: 1.0%
20,600	@	General Cable Corp.	900,426

			900,426

		Electronics: 8.5%
24,200	@	Agilent Technologies, Inc.	843,370
38,900		Amphenol Corp.	2,414,912
27,100	@	Arrow Electronics, Inc.	855,005
32,400	@	Benchmark Electronics, Inc.	789,264
74,000	@,@@	Flextronics International Ltd.	849,520
239,700	@,@@	HON HAI Precision Industry Co., Ltd.	1,705,491

			7,457,562

		Healthcare — Products: 1.9%
45,900	@	St. Jude Medical, Inc.	1,678,104

			1,678,104

		Internet: 7.1%
32,200	@,L	Akamai Technologies, Inc.	1,710,464
4,610	@	Google, Inc.	2,122,813
24,300	@	McAfee, Inc.	689,634
81,700	@	Symantec Corp.	1,703,445

			6,226,356

		Media: 1.1%
280,800	@,L	Sirius Satellite Radio, Inc.	994,032

			994,032

		Pharmaceuticals: 1.4%
18,600	@	Gilead Sciences, Inc.	1,207,698

			1,207,698

		Semiconductors: 18.5%
60,200	@	Altera Corp.	1,184,736
70,600	L	Applied Materials, Inc.	1,302,570
125,400		Intel Corp.	2,539,350
33,600	L	KLA-Tencor Corp.	1,671,600
27,800		Maxim Integrated Products	851,236
44,900		Microchip Technology, Inc.	1,468,230
48,700	@,L	Nvidia Corp.	1,802,387
3,207,000	@,@@	Promos Technologies, Inc.	1,389,301
81,600	@	Qlogic Corp.	1,788,672
205,500	@@,L	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,246,115

			16,244,197

		Software: 22.1%
154,200	@,L	Activision, Inc.	2,658,408
41,900	@,L	Adobe Systems, Inc.	1,722,928
30,700	@	Autodesk, Inc.	1,242,122
44,900		Automatic Data Processing, Inc.	2,211,325
68,610		First Data Corp.	1,750,927
40,800	@@	Infosys Technologies Ltd. ADR	2,226,048
102,510		Microsoft Corp.	3,060,949
48,100	@	Oracle Corp.	824,434
41,900	@@,L	SAP AG ADR	2,224,890
59,100	@@	Satyam Computer Services Ltd. ADR	1,418,991

			19,341,022

		Telecommunications: 11.2%
57,500	@	ADC Telecommunications, Inc.	835,475
25,000		AT&T, Inc.	893,750
84,800	@,L	Juniper Networks, Inc.	1,606,112
61,200		Motorola, Inc.	1,258,272
42,200	@@	Nokia OYJ ADR	857,504
58,480		Qualcomm, Inc.	2,209,959
23,200	@@,L	Telefonaktiebolaget LM Ericsson ADR	933,336
123,000	@	Tellabs, Inc.	1,261,980

			9,856,388

		Total Common Stock (Cost $78,645,769)	87,370,039

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 22.3%
	Repurchase Agreement: 0.3%
$285,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $285,166 to be received upon repurchase (Collateralized by $300,000 Federal National Mortgage Association, Discount Note, Market Value $292,380, due 06/27/07)	$285,000

	Total Repurchase Agreement (Cost $285,000)	285,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL TECHNOLOGY PORTFOLIO
AS OF DECEMBER 31, 2006

Principal
Amount		Value

	Securities Lending Collateralcc: 22.0%
$19,306,426	The Bank of New York Institutional Cash Reserves Fund	$19,306,426

	Total Securities Lending Collateral (Cost $19,306,426)	19,306,426

	Total Short-Term Investments (Cost $19,591,426)	19,591,426

Total Investments In Securities (Cost $98,237,195)*	122.0%	$106,961,465
Other Assets and Liabilities-Net	(22.0)	(19,289,872)

Net Assets	100.0%	$87,671,593

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $98,269,789.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,301,938
Gross Unrealized Depreciation	(610,262)

Net Unrealized Appreciation	$8,691,676

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.7%
		Belgium: 1.5%
41,451		InBev NV	$2,727,406

			2,727,406

		Brazil: 3.0%
216,100		Net Servicos de Comunicacao SA	2,454,831
32,582	L	Uniao de Bancos Brasileiros SA GDR	3,028,823

			5,483,654

		Canada: 3.1%
73,600	L	Agnico-Eagle Mines Ltd.	3,035,264
249,546	@,L	Silver Wheaton Corp.	2,615,242

			5,650,506

		France: 9.3%
17,429	@	Alstom	2,352,317
61,600		Carrefour SA	3,728,309
18,500	L	Groupe Danone	2,797,626
29,370		LVMH Moet Hennessy Louis Vuitton SA	3,089,578
16,555		PPR	2,468,355
15,700		Societe Generale	2,655,970

			17,092,155

		Germany: 5.2%
15,067		Allianz AG	3,065,437
71,169		Deutsche Lufthansa AG	1,948,136
20,792		MAN AG	1,878,046
17,200		Wincor Nixdorf AG	2,639,280

			9,530,899

		Greece: 1.6%
95,480		Alpha Bank AE	2,878,667

			2,878,667

		Hong Kong: 2.6%
4,406,000		China Power International	2,419,576
1,192,000		New World Development Ltd.	2,389,049

			4,808,625

		India: 3.8%
36,128		Bajaj Auto Ltd.	2,133,140
392,110		Cipla Ltd.	2,223,537
267,936		Patni Computer Systems Ltd.	2,516,068

			6,872,745

		Italy: 5.2%
92,700	L	Banco Popolare di Verona e Novara Scrl	2,655,713
112,321		Finmeccanica S.p.A.	3,036,976
439,400		UniCredito Italiano S.p.A.	3,841,113

			9,533,802

		Japan: 17.9%
49,600	L	Aeon Mall Co., Ltd.	2,800,758
147,100		Chugai Pharmaceutical Co., Ltd.	3,028,458
306,000		Kubota Corp.	2,833,859
141,000		Mitsubishi Estate Co., Ltd.	3,643,351
434		Mitsubishi UFJ Financial Group, Inc.	5,384,116
86,400		Omron Corp.	2,444,401
92,100		Seven & I Holdings Co., Ltd.	2,863,850
138,000		Taiyo Yuden Co., Ltd.	2,438,397
35,600		Tokyo Electron Ltd.	2,800,210
6,009		Yahoo! Japan Corp.	2,382,742
26,100		Yamada Denki Co., Ltd.	2,215,403

			32,835,545

		Russia: 2.3%
195,865		OAO Gazprom	2,252,448
855,826		TNK-BP Holding	1,968,400

			4,220,848

		Singapore: 1.3%
209,900	@,L	Flextronics International Ltd.	2,409,652

			2,409,652

		Sweden: 7.0%
135,437		Assa Abloy AB	2,938,494
194,500		Nordea Bank AB	2,990,266
190,100		Sandvik AB	2,753,157
1,002,000		Telefonaktiebolaget LM Ericsson	4,029,207

			12,711,124

		Switzerland: 10.4%
251,546		ABB Ltd.	4,504,575
95,505		Novartis AG	5,486,404
35,910		Roche Holding AG	6,424,786
9,600		Zurich Financial Services AG	2,575,555

			18,991,320

		Taiwan: 3.2%
403,200	@	HON HAI Precision Industry Co., Ltd.	2,868,811
3,271,317		Taiwan Cement Corp.	2,949,486

			5,818,297

		Turkey: 1.3%
676,000	@	Turk Sise Ve Cam Fabrikalari	2,360,177

			2,360,177

		United Kingdom: 17.4%
105,900		Anglo American PLC	5,153,861
322,383		Capita Group PLC	3,822,468
203,500		Diageo PLC	3,998,299
793,692		Hays PLC	2,468,324
69,936		Imperial Tobacco Group PLC	2,752,567
948,980		Legal & General Group PLC	2,916,484
299,687		Reuters Group PLC	2,605,003
90,194		Rio Tinto PLC	4,779,937
244,966		WPP Group PLC	3,305,878

			31,802,821

		United States: 3.6%
44,400	@	Medco Health Solutions, Inc.	2,372,736
80,900		Monsanto Co.	4,249,677

			6,622,413

		Total Common Stock (Cost $156,786,092)	182,350,656

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 7.4%
	Repurchase Agreement: 1.5%
$2,770,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $2,771,607 to be received upon repurchase (Collateralized by $2,795,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $2,828,162, due 02/08/08)	$2,770,000

	Total Repurchase Agreement (Cost $2,770,000)	2,770,000

	Securities Lending Collateralcc: 5.9%
10,825,940	The Bank of New York Institutional Cash Reserves Fund	10,825,940

	Total Securities Lending Collateral (Cost $10,825,940)	10,825,940

	Total Short-Term Investments (Cost $13,595,940)	13,595,940

Total Investments In Securities (Cost $170,382,032)*	107.1%	$195,946,596
Other Assets and Liabilities-Net	(7.1)	(12,929,588)

Net Assets	100.0%	$183,017,008

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).
@	Non-income producing security
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,012,863
Gross Unrealized Depreciation	(2,448,299)

Net Unrealized Appreciation	$25,564,564

Percentage of
Industry	Net Assets

Advertising	1.8%
Aerospace/ Defense	1.7
Agriculture	1.5
Airlines	1.1
Banks	12.8
Beverages	3.7
Building Materials	1.6
Chemicals	2.3
Commercial Services	3.4
Computers	1.4
Electric	1.3
Electronics	5.5
Engineering & Construction	2.5
Food	3.6
Hand/ Machine Tools	1.5
Holding Companies — Diversified	1.7
Housewares	1.3
Insurance	4.7
Internet	1.3
Leisure Time	1.2
Machinery — Diversified	3.9
Media	2.8
Metal Fabricate/ Hardware	1.6
Mining	8.5
Oil & Gas	2.3
Pharmaceuticals	10.7
Real Estate	4.8
Retail	4.1
Semiconductors	1.5
Software	1.4
Telecommunications	2.2
Short-Term Investments	7.4
Other Assets and Liabilities — Net	(7.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JANUS CONTRARIAN PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 95.0%
		Auto Manufacturers: 0.9%
66,635	@@,L	Tata Motors Ltd. ADR	$1,361,353

			1,361,353

		Banks: 5.5%
77,259	@@	ICICI Bank Ltd.	1,561,461
126,110	@@,L	ICICI Bank Ltd. ADR	5,263,831
115	@@	Mitsubishi UFJ Financial Group, Inc.	1,426,667
58	@@	Mizuho Financial Group, Inc.	413,712

			8,665,671

		Building Materials: 5.8%
116,590	@,@@	Cemex SA de CV ADR	3,950,069
610,620	@@	Gujarat Ambuja Cements Ltd. GDR	1,923,453
110,035		Masco Corp.	3,286,745

			9,160,267

		Commercial Services: 0.3%
5,235		Moody’s Corp.	361,529
156,627	I,@@	Sydney Roads Group	162,902

			524,431

		Computers: 4.8%
271,175	@,L	Ceridian Corp.	7,587,477

			7,587,477

		Diversified Financial Services: 6.0%
85,130	@,L	E*Trade Financial Corp.	1,908,615
48,833		JPMorgan Chase & Co.	2,358,634
22,375		Merrill Lynch & Co., Inc.	2,083,113
6,252	@@	Reliance Capital, Ltd.	85,562
63,250		SLM Corp.	3,084,703

			9,520,627

		Electric: 4.9%
1,395,226	@@	Datang International Power Generation Co., Ltd.	1,451,649
75,770	@,L	NRG Energy, Inc.	4,243,878
635,793	@@	NTPC Ltd.	1,958,810
9,378	@@	Reliance Energy, Ltd.	109,953

			7,764,290

		Engineering & Construction: 1.2%
37,640	@@	Larsen & Toubro Ltd.	1,227,664
264,555	@@	Macquarie Airports Management Ltd.	750,381

			1,978,045

		Entertainment: 0.7%
209,348	@@	EMI Group PLC	1,085,424

			1,085,424

		Food: 0.4%
55,041	@@	Cadbury Schweppes PLC	587,869

			587,869

		Forest Products & Paper: 2.4%
74,559	@@,#, X	Ballarpur Industries Ltd. GDR	907,140
71,620	L	Plum Creek Timber Co., Inc.	2,854,057

			3,761,197

		Healthcare — Services: 6.5%
147,160	@,L	Coventry Health Care, Inc.	7,365,358
61,480	L	Manor Care, Inc.	2,884,642

			10,250,000

		Household Products/Wares: 1.4%
50,208	@@	Reckitt Benckiser PLC	2,290,344

			2,290,344

		Insurance: 2.9%
546	@,L	Berkshire Hathaway, Inc.	2,001,636
20,430		Loews Corp.	847,232
23,665	L	MBIA, Inc.	1,728,965

			4,577,833

		Investment Companies: 1.3%
752,440	@,@@	Macquarie Infrastructure Group	2,048,636

			2,048,636

		Lodging: 5.9%
11,030		Harrah’s Entertainment, Inc.	912,402
53,870	@,@@, L	Home Inns & Hotels Management, Inc. ADR	2,022,280
78,410	L	Station Casinos, Inc.	6,403,745

			9,338,427

		Machinery — Diversified: 0.3%
11,280		Graco, Inc.	446,914

			446,914

		Media: 10.1%
167,880	@@	British Sky Broadcasting PLC	1,716,339
1,795	@@	Grupo Televisa SA	48,483
38,341	@,L	Liberty Global, Inc.	1,073,548
312,341	@,L	Liberty Global, Inc.	9,104,740
33,175	@	Liberty Media Holding Corp.	3,250,487
71,220	@,L	Playboy Enterprises, Inc.	816,181
6,193	@,@@	TVSL SA	1

			16,009,779

		Metal Fabricate/ Hardware: 1.2%
225,470	@@	Bharat Forge Ltd.	1,845,219

			1,845,219

		Mining: 1.6%
47,440	@@,L	Cia Vale do Rio Doce	1,410,866
112,420	@,@@, L	Ivanhoe Mines Ltd.	1,105,089

			2,515,955

		Miscellaneous Manufacturing: 1.2%
62,608	@@	Tyco International Ltd.	1,903,283

			1,903,283

		Oil & Gas: 5.7%
36,410		Chesapeake Energy Corp.	1,057,711
31,850	@	Forest Oil Corp.	1,040,858
34,373	@,L	Mariner Energy, Inc.	673,711
50,646	@@,#, L	Reliance Industries GDR	2,907,080
29,477	@,@@	SK Corp.	2,310,939
14,165	@@,L	Suncor Energy, Inc.	1,117,760

			9,108,059

		Packaging & Containers: 5.7%
491,205	@,L	Owens-Illinois, Inc.	9,062,726

			9,062,726

		Pipelines: 2.4%
83,165	@	Kinder Morgan Management, LLC	3,798,977

			3,798,977

		Real Estate: 8.8%
955,000	@@	CapitaLand Ltd.	3,843,031
41,000	@@	Mitsubishi Estate Co., Ltd.	1,059,414

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JANUS CONTRARIAN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Real Estate (continued)
794,000	@@	New World Development Ltd.	$1,591,363
137,690	L	St. Joe Co.	7,376,053

			13,869,861

		Real Estate Investment Trusts: 3.6%
26,005		Prologis	1,580,324
34,515	L	Vornado Realty Trust	4,193,573

			5,773,897

		Retail: 1.6%
269,484	@@	Pantaloon Retail, Ltd.	2,488,306

			2,488,306

		Software: 1.5%
108,020	L	CA, Inc.	2,446,653

			2,446,653

		Transportation: 0.4%
55,500	@@,#	All America Latina Logistica SA GDR	576,318

			576,318

		Total Common Stock (Cost $118,484,408)	150,347,838

Principal
Amount			Value

CORPORATE BONDS/NOTES: 0.0%
		Retail: 0.0%
$25,000	( 7/8),C	,X Ames Department Stores, Inc., 0.000%, due 04/15/06	$—

		Total Corporate Bonds/Notes (Cost $11,111)	—

		Total Long-Term Investments (Cost $118,495,519)	150,347,838

SHORT-TERM INVESTMENTS: 24.5%
		U.S. Government Agency Obligations: 5.1%
8,100,000		Federal Home Loan Bank, 4.800%, due 01/03/07	8,096,760

		Total U.S. Government Agency Obligations (Cost $8,096,760)	8,096,760

		Securities Lending CollateralCC: 19.4%
30,588,037		The Bank of New York Institutional Cash Reserves Fund	30,588,037

		Total Securities Lending Collateral (Cost $30,588,037)	30,588,037

		Total Short-Term Investments (Cost $38,684,797)	38,684,797

Total Investments in Securities (Cost $157,180,316)*	119.5%	$189,032,635
Other Assets and Liabilities-Net	(19.5)	(30,862,652)

Net Assets	100.0%	$158,169,983

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
( 7/8)	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $157,477,105.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,020,883
Gross Unrealized Depreciation	(1,465,353)

Net Unrealized Appreciation	$31,555,530

At December 31, 2006 the following forward currency contracts were outstanding for the ING Janus Contrarian Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Australia Dollars AUD 150,000	Buy	4/18/07	114,026	$118,040	$4,014
Australia Dollars AUD 450,000	Buy	4/18/07	341,595	354,118	12,523
Japanese Yen JPY 25,000,000	Buy	4/18/07	218,652	213,074	(5,578)
Singapore Dollars SGD 300,000	Buy	4/18/07	192,579	196,685	4,106

					15,065

Australia Dollars AUD 2,877,000	Sell	4/18/07	2,191,842	2,263,995	(72,153)
Australia Dollars AUD 800,000	Sell	4/18/07	610,208	629,543	(19,335)
British Pound Sterling GBP 2,715,000	Sell	3/15/07	5,068,118	5,317,531	(249,413)
Japanese Yen JPY 252,700,000	Sell	4/18/07	2,270,593	2,153,750	116,843
Japanese Yen JPY 15,000,000	Sell	4/18/07	134,141	127,844	6,297
Korea (South) Won KRW 603,400,000	Sell	3/15/07	632,097	649,833	(17,736)
Korea (South) Won KRW 65,000,000	Sell	3/14/07	68,565	70,000	(1,435)
Singapore Dollars SGD 3,710,000	Sell	4/18/07	2,387,618	2,432,343	(44,725)
Singapore Dollars SGD 700,000	Sell	4/18/07	450,364	458,933	(8,569)

					$(290,226)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 92.5%
		Austria: 1.6%
83,300		Raiffeisen International Bank Holding AG	$12,666,186

			12,666,186

		Brazil: 12.2%
185,050	L	Cia de Bebidas das Americas ADR	9,030,440
20,530		Cia de Bebidas das Americas ADR — Class C	901,267
995,000		Cia Vale do Rio Doce ADR	26,118,750
198,670	L	Empresa Brasileira de Aeronautica SA	8,226,925
88,080	L	Gol Linhas Aereas Inteligentes SA ADR	2,525,254
335,000		Perdigao SA	4,700,819
477,919		Petroleo Brasileiro SA	44,331,766

			95,835,221

		Chile: 1.0%
161,250		Banco Santander Chile SA ADR	7,765,800

			7,765,800

		China: 1.1%
1,864,000		Anhui Conch Cement Co., Ltd.	6,208,624
1,368,000	L	Tsingtao Brewery Co., Ltd.	2,300,502

			8,509,126

		Egypt: 2.5%
302,970		Orascom Telecom Holding SAE	19,896,714

			19,896,714

		Hong Kong: 4.6%
1,876,500		China Mobile Ltd.	16,175,336
1,051,500		Esprit Holdings Ltd.	11,712,095
4,272,000	L	GOME Electrical Appliances Holdings Ltd.	3,346,765
1,599,000		Yue Yuen Industrial Holdings	5,073,210

			36,307,406

		Hungary: 1.8%
102,265	L	OTP Bank Nyrt GDR	9,387,242
19,324	L	Richter Gedeon Nyrt	4,391,379

			13,778,621

		India: 7.4%
310,820		HDFC Bank Ltd. ADR	23,460,694
168,100		Infosys Technologies Ltd. ADR	9,171,536
24,780	@,#,L	Reliance Capital Ltd. GDR	339,869
495,598	@,#,L, X	Reliance Communication Ltd. GDR	5,278,119
12,389	#,L	Reliance Energy Ltd. GDR	436,709
329,299	#,L	Reliance Industries GDR	18,901,763
247,799	@,#,L, X	Reliance Natural Resources Ltd. GDR	247,799
1		Tata Motors Ltd. ADR	20

			57,836,509

		Indonesia: 2.5%
10,018,000		Bank Rakyat Indonesia	5,746,373
210,570		Telekomunikasi Indonesia Tbk PT ADR	9,601,992
6,059,000		Unilever Indonesia Tbk PT	4,489,521

			19,837,886

		Israel: 1.0%
659,851		Bank Hapoalim BM	3,079,090
153,200	L	Teva Pharmaceutical Industries Ltd. ADR	4,761,456

			7,840,546

		Luxembourg: 1.7%
260,675		Tenaris SA ADR	13,005,076

			13,005,076

		Malaysia: 0.8%
512,100		British American Tobacco Malaysia Bhd	6,269,944

			6,269,944

		Mexico: 9.2%
755,200	L	America Movil SA de CV	34,150,144
33,000		Fomento Economico Mexicano SA de CV ADR	3,820,080
1		Grupo Aeroportuario del Sureste SA de CV	42
3,284,800		Grupo Financiero Banorte SA de CV	12,843,650
4,935,860		Wal-Mart de Mexico SA de CV	21,716,322

			72,530,238

		Russia: 6.1%
94,620	L	Mobile Telesystems Finance SA	4,748,978
219,267		OAO Gazprom ADR	10,014,048
6,286		Sberbank RF	21,640,893
141,720	@	Vimpel-Communications OAO	11,188,794

			47,592,713

		South Africa: 10.8%
2,104,217		African Bank Investments Ltd.	8,559,500
2,005,938		FirstRand Ltd.	6,329,272
641,696	L	Impala Platinum Holdings, Ltd.	16,782,397
207,832		Imperial Holdings Ltd.	4,842,627
742,584		Massmart Holdings Ltd.	7,421,846
1,475,300		MTN Group Ltd.	17,894,953
2,006,000	L	Network Healthcare Holdings Ltd.	3,942,903
1,134,598		RMB Holdings Ltd.	5,389,042
3,928,038		Steinhoff International Holdings Ltd.	13,858,993

			85,021,533

		South Korea: 17.9%
100,590	@	Hyundai Mobis	9,240,916
141,690	@	Hyundai Motor Co.	10,239,661
242,546	@	Kookmin Bank	19,501,188
477,449	#,L	KT&G Corp. GDR	14,503,134
42,650		Posco	14,099,248
64,963		Samsung Electronics Co., Ltd.	42,616,287
39,093	@	Shinsegae Co., Ltd.	24,350,046
238,640	L	SK Telecom Co., Ltd. ADR	6,319,187

			140,869,667

		Taiwan: 6.9%
6,974,128		Chinatrust Financial Holding Co., Ltd.	5,814,050
2,689,220		Chunghwa Telecom Co., Ltd.	4,997,026
3,074,398	@	HON HAI Precision Industry Co., Ltd.	21,874,667
894,000		President Chain Store Corp.	2,157,515
1,770,739		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19,354,177

			54,197,435

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Turkey: 2.6%
540,892		Akbank TAS	$3,245,550
219,626		Anadolu Efes Biracilik Ve Malt Sanayii AS	6,723,560
384,653	@	Migros Turk TAS	4,941,029
1,081,963		Turkcell Iletisim Hizmet AS	5,302,878

			20,213,017

		United Kingdom: 0.8%
135,041		Anglo American PLC	6,572,074

			6,572,074

		Total Common Stock (Cost $477,489,198)	726,545,712

PREFERRED STOCK: 2.6%
		Brazil: 2.6%
560,550		Banco Itau Holding Financeira SA	20,307,311

		Total Preferred Stock (Cost $12,729,854)	20,307,311

		Total Long-Term Investments (Cost $490,219,052)	746,853,023

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 13.3%
	U.S. Government Agency Obligations: 3.8%
$30,252,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$30,244,269

	Total U.S. Government Agency Obligations (Cost $30,244,269)	30,244,269

	Securities Lending Collateralcc: 9.5%
74,420,574	The Bank of New York Institutional Cash Reserves Fund	74,420,574

	Total Securities Lending Collateral (Cost $74,420,574)	74,420,574

	Total Short-Term Investments (Cost $104,664,843)	104,664,843

Total Investments in Securities (Cost $594,883,895)*	108.4%	$851,517,866
Other Assets and Liabilities-Net	(8.4)	(65,816,633)

Net Assets	100.0%	$785,701,233

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $603,623,941.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$249,726,380
Gross Unrealized Depreciation	(1,832,455)

Net Unrealized Appreciation	$247,893,925

Percentage of
Industry	Net Assets

Aerospace/ Defense	1.0%
Agriculture	2.6
Airlines	0.3
Apparel	0.6
Auto Manufacturers	1.3
Auto Parts & Equipment	1.2
Banks	17.0
Beverages	2.9
Building Materials	0.8
Distribution/ Wholesale	1.5
Diversified Financial Services	4.2
Electric	0.1
Electronics	2.8
Engineering & Construction	0.0
Food	1.2
Gas	0.0
Healthcare — Services	0.5
Holding Companies — Diversified	0.6
Home Furnishings	1.8
Household Products/ Wares	0.6
Iron/ Steel	3.4
Mining	6.3
Oil & Gas	9.3
Pharmaceuticals	1.2
Retail	7.5
Semiconductors	7.9
Software	1.2
Telecommunications	17.3
Short-Term Investments	13.3
Other Assets and Liabilities — Net	(8.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 96.9%
		Advertising: 0.8%
4,200		Advo, Inc.	$136,920
7,600		Catalina Marketing Corp.	209,000
20,400	@	inVentiv Health, Inc.	721,140
36,400	@,L	R.H. Donnelley Corp.	2,283,372

			3,350,432

		Aerospace/ Defense: 2.3%
5,500	@,L	AAR Corp.	160,545
26,100	@,L	Alliant Techsystems, Inc.	2,040,759
14,800	@,L	BE Aerospace, Inc.	380,064
6,800		Curtiss-Wright Corp.	252,144
23,100	@,L	Esterline Technologies Corp.	929,313
10,200		Heico Corp.	396,066
11,400	@	K&F Industries Holdings, Inc.	258,894
12,300		Kaman Corp.	275,397
56,550	@	Moog, Inc.	2,159,645
7,500	@,L	Orbital Sciences Corp.	138,300
106,500	@	TransDigm Group, Inc.	2,823,315
3,600	L	Triumph Group, Inc.	188,748
4,400	L	United Industrial Corp.	223,300

			10,226,490

		Agriculture: 0.1%
50,100	@	Alliance One International, Inc.	353,706
4,195	L	Vector Group Ltd.	74,461

			428,167

		Airlines: 1.0%
8,600	@	Alaska Air Group, Inc.	339,700
12,000	@,L	Allegiant Travel Co.	336,720
51,800	@,L	Continental Airlines, Inc.	2,136,750
50,400	@	ExpressJet Holdings, Inc.	408,240
39,200	@,L	Mesa Air Group, Inc.	335,944
14,900	@	Republic Airways Holdings, Inc.	250,022
25,500		Skywest, Inc.	650,505

			4,457,881

		Apparel: 1.8%
30,100		Columbia Sportswear Co.	1,676,570
7,500	@,L	Deckers Outdoor Corp.	449,625
26,100	@	Guess ?, Inc.	1,655,523
34,300	@,L	Maidenform Brands, Inc.	621,516
2,800		Oxford Industries, Inc.	139,020
20,000		Phillips-Van Heusen	1,003,400
20,200	@,L	Skechers USA, Inc.	672,862
13,400	@	Steven Madden Ltd.	470,206
41,400	@,L	Timberland Co.	1,307,412

			7,996,134

		Auto Manufacturers: 0.8%
14,100	@,L	Navistar International Corp.	471,363
56,000		Oshkosh Truck Corp.	2,711,520
10,600		Wabash National Corp.	160,060

			3,342,943

		Auto Parts & Equipment: 0.4%
14,700	@,L	Accuride Corp.	165,522
19,000	@,L	Aftermarket Technology Corp.	404,320
14,500	L	ArvinMeritor, Inc.	264,335
5,000	@	Miller Industries, Inc.	120,000
35,600	@	Tenneco, Inc.	880,032

			1,834,209

		Banks: 7.2%
38,800		Alabama National Bancorp.	2,666,724
9,400		Amcore Financial, Inc.	307,098
6,400		Ameris Bancorp.	180,352
1,440		Associated Banc Corp.	50,227
1,600		Bancfirst Corp.	86,400
8,825		Bank of Granite Corp.	167,410
21,300	L	Boston Private Financial Holdings, Inc.	600,873
2,660		Capital Corp. of the West	85,359
7,400		Capitol Bancorp., Ltd.	341,880
4,500		Cardinal Financial Corp.	46,125
6,700		Center Financial Corp.	160,599
10,700		Central Pacific Financial Corp.	414,732
4,470		Chemical Financial Corp.	148,851
9,150		City Bank	327,570
6,600		City Holding Co.	269,874
6,800		Columbia Banking System, Inc.	238,816
16,600		Community Bank System, Inc.	381,800
4,270		Community Trust Bancorp., Inc.	177,333
49,400	L	Corus Bankshares, Inc.	1,139,658
29,300		East-West Bancorp., Inc.	1,037,806
1,100		Enterprise Financial Services Corp.	35,838
32,300	@@,L	First Bancorp.	307,819
24,800		First Community Bancorp., Inc.	1,296,296
9,900	@	First Regional Bancorp.	337,491
7,250	L	First Republic Bank	283,330
21,200		First State Bancorp.	524,700
3,700		FNB Corp.	153,735
8,925		Glacier Bancorp., Inc.	218,127
3,500		Great Southern Bancorp., Inc.	103,285
11,600		Greater Bay Bancorp.	305,428
32,600		Hancock Holding Co.	1,722,584
48,700		Hanmi Financial Corp.	1,097,211
4,300		Heritage Commerce Corp.	114,552
3,000		Horizon Financial Corp.	72,180
22,025		IBERIABANK Corp.	1,300,576
15,819		Independent Bank Corp.	400,063
11,000		International Bancshares Corp.	340,010
7,400	@	Intervest Bancshares Corp.	254,634
4,000		ITLA Capital Corp.	231,640
6,400		Lakeland Financial Corp.	163,392
2,453		Macatawa Bank Corp.	52,151
4,200		MB Financial Corp.	157,962
6,551		Mercantile Bank Corp.	246,973
42,200		Nara Bancorp., Inc.	882,824
12,010	@@	Oriental Financial Group	155,530
9,800	L	Pacific Capital Bancorp.	329,084
6,400		Peoples Bancorp., Inc.	190,080
1,990		Premierwest Bancorp.	31,760
21,400		PrivateBancorp, Inc.	890,882
40,100	@@	R&G Financial Corp.	306,765
22,937		Republic Bancorp., Inc.	308,732
1,102		Republic Bancorp., Inc. — Class A	27,649
2,100	@@	Santander Bancorp.	37,485
1,000		Sierra Bancorp.	29,340
3,500		Simmons First National Corp.	110,425
13,300		Southwest Bancorp., Inc.	370,538
49,950	L	Sterling Bancshares, Inc.	650,349
16,000		Sterling Financial Corp.	540,960
59,335		SY Bancorp., Inc.	1,661,380
6,900		Taylor Capital Group, Inc.	252,609
3,600	L	Trico Bancshares	97,956
7,432		Umpqua Holdings Corp.	218,724
81,100		United Bankshares, Inc.	3,134,515
2,100	@,L	Virginia Commerce Bancorp.	41,748
76,954	@@,L	W Holding Co., Inc.	458,646
17,300		West Coast Bancorp.	599,272
16,800	L	Westamerica Bancorp.	850,584
8,100	@,L	Western Alliance Bancorp.	281,637
9,200		Wilshire Bancorp., Inc.	174,524

			31,183,462

		Beverages: 0.0%
13,300	@,L	National Beverage Corp.	186,599

			186,599

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Biotechnology: 1.4%
9,900	@	Alexion Pharmaceuticals, Inc.	$399,861
18,700	@,L	Arena Pharmaceuticals, Inc.	241,417
2,300	@	Bio-Rad Laboratories, Inc.	189,796
12,800	@,L	Cell Genesys, Inc.	43,392
7,400	@	Diversa Corp.	80,512
3,700	@,L	Exelixis, Inc.	33,300
12,600	@,L	GTx, Inc.	224,784
19,600	@,L	Human Genome Sciences, Inc.	243,824
7,000	@,L	ICos. Corp.	236,530
11,800	@,L	Illumina, Inc.	463,858
20,900	@	Incyte, Corp.	122,056
9,000	@	Integra LifeSciences Holdings Corp.	383,310
17,100	@,L	Keryx Biopharmaceuticals, Inc.	227,430
20,300	@,L	Lifecell Corp.	490,042
9,000	@,L	Martek Biosciences Corp.	210,060
11,200	@	Medivation, Inc.	177,184
54,900	@,L	Myriad Genetics, Inc.	1,718,370
36,300	@,L	Nektar Therapeutics	552,123
10,100	@,L	Telik, Inc.	44,743

			6,082,592

		Building Materials: 1.8%
269,700		Comfort Systems USA, Inc.	3,409,008
69,600	@,L	NCI Building Systems, Inc.	3,601,800
14,600		Universal Forest Products, Inc.	680,652
19,900	@,L	US Concrete, Inc.	141,688

			7,833,148

		Chemicals: 2.7%
76,100		Airgas, Inc.	3,083,572
43,300		Albemarle Corp.	3,108,940
3,400		Balchem Corp.	87,312
7,800		Georgia Gulf Corp.	150,618
25,200		HB Fuller Co.	650,664
33,500	@	Hercules, Inc.	646,885
7,600		Kronos Worldwide, Inc.	247,456
8,300		NewMarket Corp.	490,115
6,700	@	Pioneer Cos., Inc.	192,022
38,000	@,L	PolyOne Corp.	285,000
5,600		Schulman A, Inc.	124,600
18,800		Spartech Corp.	492,936
61,910		UAP Holding Corp.	1,558,894
29,400	@,L	WR Grace & Co.	582,120

			11,701,134

		Commercial Services: 3.9%
19,900		Advance America Cash Advance Centers, Inc.	291,535
91,500	@	AMN Healthcare Services, Inc.	2,519,910
3,700		Banta Corp.	134,680
97,900	@,L	BearingPoint, Inc.	770,473
18,800	@	Capella Education Co.	455,900
5,300	@	Coinstar, Inc.	162,021
13,900	@,L	Consolidated Graphics, Inc.	821,073
1,400	@,L	CRA International, Inc.	73,360
14,100		Deluxe Corp.	355,320
12,528	@	Dollar Financial Corp.	349,030
8,400	@,L	Dollar Thrifty Automotive Group	383,124
21,700	@	First Consulting Group, Inc.	298,592
12,200	@	Gartner, Inc.	241,438
14,050	@	Geo Group, Inc.	527,156
2,900		Gevity HR, Inc.	68,701
11,300	@	Heidrick & Struggles International, Inc.	478,668
115,500	@,L	Hudson Highland Group, Inc.	1,926,540
77,200	@	Interactive Data Corp.	1,855,888
3,400	@	Kendle International, Inc.	106,930
47,700	@	Kforce, Inc.	580,509
19,300	@	Korn/ Ferry International	443,128
20,900	@,L	Labor Ready, Inc.	383,097
9,900	@,L	Morningstar, Inc.	445,995
16,000	@	Navigant Consulting, Inc.	316,160
48,400	@,L	Rent-A-Center, Inc.	1,428,284
12,400	@	Spherion Corp.	92,132
3,300		Startek, Inc.	44,682
31,700	@,L	TeleTech Holdings, Inc.	756,996
8,900	@	Valassis Communications, Inc.	129,050
11,600	@,L	Vertrue, Inc.	445,556
5,500	@	Volt Information Sciences, Inc.	276,155

			17,162,083

		Computers: 2.6%
24,000		Agilysys, Inc.	401,760
4,400	@,L	Ansoft Corp.	122,320
19,500	@,L	BISYS Group, Inc.	251,745
71,600	@,L	Brocade Communications Systems, Inc.	587,836
48,200	@	CACI International, Inc.	2,723,300
35,000	@	Ciber, Inc.	237,300
7,400	@	Covansys Corp.	169,830
7,100	@,L	Echelon Corp.	56,800
3,600	@	Electronics for Imaging	95,688
23,700	@,L	Gateway, Inc.	47,637
14,800		Imation Corp.	687,164
3,600	@	InterVoice, Inc.	27,576
16,300	@,L	Komag, Inc.	617,444
10,500	@	Magma Design Automation, Inc.	93,765
4,600	@	Manhattan Associates, Inc.	138,368
55,800	@	McData Corp.	309,690
15,700	@,L	Mentor Graphics Corp.	283,071
47,700	@	Micros Systems, Inc.	2,513,790
3,900		MTS Systems Corp.	150,618
17,200	@,L	Palm, Inc.	242,348
24,000	@	Perot Systems Corp.	393,360
31,500	@	Quantum Corp.	73,080
8,000	@	Radisys Corp.	133,360
18,500	@	Silicon Storage Technology, Inc.	83,435
22,100	@,L	SYKES Enterprises, Inc.	389,844
7,000	@,L	Synaptics, Inc.	207,830
7,450	L	Talx Corp.	204,503
8,700	@,L	Tyler Technologies, Inc.	122,322

			11,365,784

		Cosmetics/ Personal Care: 0.1%
11,400	@,L	Elizabeth Arden, Inc.	217,170

			217,170

		Distribution/ Wholesale: 1.5%
18,900	L	BlueLinx Holdings, Inc.	196,560
14,620	@	Brightpoint, Inc.	196,639
12,200		Building Materials Holding Corp.	301,218
12,300	@	Directed Electronics, Inc.	140,835
55,300	L	Pool Corp.	2,166,101
33,700	@,L	Scansource, Inc.	1,024,480
8,000	@	United Stationers, Inc.	373,520
41,400	L	Watsco, Inc.	1,952,424

			6,351,777

		Diversified Financial Services: 1.2%
12,700	@,L	Accredited Home Lenders Holding Co.	346,456
7,700	L	Advanta Corp.	335,951
5,900	L	Asta Funding, Inc.	179,596
4,700		Calamos Asset Management, Inc.	126,101
10,800	@,L	CompuCredit Corp.	429,948
4,200	@	eSpeed, Inc.	36,666
5,500		Federal Agricultural Mortgage Corp.	149,215
21,500		Friedman Billings Ramsey Group, Inc.	172,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Diversified Financial Services (continued)
21,700	@,L	KBW, INC	$637,763
33,900	@,L	Knight Capital Group, Inc.	649,863
9,300	@,L	LaBranche & Co., Inc.	91,419
5,900	@,L	Marlin Business Services Corp.	141,777
6,700	L	National Financial Partners Corp.	294,599
5,400		OptionsXpress Holdings, Inc.	122,526
2,500	@	Piper Jaffray Cos	162,875
3,700	@	TradeStation Group, Inc.	50,875
3,600	@,L	United PanAm Financial Corp.	49,536
10,300		Waddell & Reed Financial, Inc.	281,808
15,900	@,L	World Acceptance, Corp.	746,505

			5,005,479

		Electric: 1.3%
13,500		Avista Corp.	341,685
7,100	L	Black Hills Corp.	262,274
32,800	@	El Paso Electric Co.	799,336
5,000		Idacorp, Inc.	193,250
29,900		ITC Holdings Corp.	1,193,010
11,400		NorthWestern Corp.	403,332
30,500	L	PNM Resources, Inc.	948,550
1,833		UIL Holdings Corp.	77,334
21,800		Unisource Energy Corp.	796,354
24,400		Westar Energy, Inc.	633,424

			5,648,549

		Electrical Components & Equipment: 1.0%
19,300	@	Advanced Energy Industries, Inc.	364,191
9,300	@	Encore Wire Corp.	204,693
59,600	@	General Cable Corp.	2,605,116
56,100		Insteel Industries, Inc.	998,019
7,100	@,L	Power-One, Inc.	51,688

			4,223,707

		Electronics: 1.1%
5,100		Bel Fuse, Inc.	177,429
23,150	@	Benchmark Electronics, Inc.	563,934
8,700	@,L	Checkpoint Systems, Inc.	175,740
16,600		CTS Corp.	260,620
28,700	@,L	Cymer, Inc.	1,261,365
10,400	@,L	Itron, Inc.	539,136
8,000	@	Kemet Corp.	58,400
4,000	@	Molecular Devices Corp.	84,280
13,100	@,L	Plexus Corp.	312,828
3,200	@	Rofin-Sinar Technologies, Inc.	193,472
13,000		Technitrol, Inc.	310,570
25,900	@	TTM Technologies, Inc.	293,447
9,200		Watts Water Technologies, Inc.	378,212

			4,609,433

		Energy — Alternate Sources: 0.1%
13,100	@,L	Evergreen Solar, Inc.	99,167
7,600	@,L	Headwaters, Inc.	182,096
2,300	@,L	Sunpower Corp.	85,491

			366,754

		Engineering & Construction: 0.1%
5,900		Washington Group International, Inc.	352,761

			352,761

		Entertainment: 0.1%
5,050		Dover Downs Gaming & Entertainment, Inc.	67,519
4,300	@,L	Macrovision Corp.	121,518
2,400	@,L	Six Flags, Inc.	12,576
8,000	@	Steinway Musical Instruments	248,400

			450,013

		Environmental Control: 1.1%
6,600		American Ecology Corp.	122,166
1,700	@	Clean Harbors, Inc.	82,297
19,900		Metal Management, Inc.	753,215
6,900	@	Tetra Tech, Inc.	124,821
88,100	@,L	Waste Connections, Inc.	3,660,555

			4,743,054

		Food: 0.4%
28,900	L	Chiquita Brands International, Inc.	461,533
5,600		Flowers Foods, Inc.	151,144
12,300		J&J Snack Foods Corp.	509,220
3,800	L	Nash Finch Co.	103,740
5,900		Pilgrim’s Pride Corp.	173,637
19,900		Spartan Stores, Inc.	416,507

			1,815,781

		Forest Products & Paper: 0.0%
6,000		Rock-Tenn Co.	162,660

			162,660

		Gas: 1.2%
33,000		Atmos Energy Corp.	1,053,030
12,000		New Jersey Resources Corp.	582,960
12,100		Nicor, Inc.	566,280
38,500		Northwest Natural Gas Co.	1,633,940
10,200		South Jersey Industries, Inc.	340,782
19,600		Southwest Gas Corp.	752,052
12,900		WGL Holdings, Inc.	420,282

			5,349,326

		Hand/ Machine Tools: 0.4%
32,400		Regal-Beloit Corp.	1,701,324

			1,701,324

		Healthcare — Products: 2.9%
32,700	@,L	Advanced Medical Optics, Inc.	1,151,040
6,300		Arrow International, Inc.	222,894
34,200	@,L	Arthrocare Corp.	1,365,264
2,900	@,L	Aspect Medical Systems, Inc.	54,549
3,900	@,L	Biosite, Inc.	190,515
4,000	@,L	Conmed Corp.	92,480
7,900	@	Haemonetics Corp.	355,658
12,600	@,L	Hologic, Inc.	595,728
18,400	@	Idexx Laboratories, Inc.	1,459,120
21,350	@	Immucor, Inc.	624,061
4,300	@	Inverness Medical Innovations, Inc.	166,410
6,000	@,L	Kyphon, Inc.	242,400
7,200	L	LCA-Vision, Inc.	247,392
5,400		Mentor Corp.	263,898
12,900	@,L	Neurometrix, Inc.	192,339
4,100	@,L	Palomar Medical Technologies, Inc.	207,747
8,900	L	PolyMedica Corp.	359,649
144,000	@,L	PSS World Medical, Inc.	2,812,320
10,600	@,L	Stereotaxis, Inc.	109,392
33,300	L	Steris Corp.	838,161
4,400	@,L	SurModics, Inc.	136,928
24,000	@,L	Thoratec Corp.	421,920
21,000	@	Viasys Healthcare, Inc.	584,220

			12,694,085

		Healthcare — Services: 2.7%
5,400	@,L	Air Methods Corp.	150,768
32,000	@	Alliance Imaging, Inc.	212,800
15,800	@	Amerigroup Corp.	567,062
14,800	@,L	Apria Healthcare Group, Inc.	394,420
21,300	@,L	Centene Corp.	523,341
38,800	@,L	Five Star Quality Care, Inc.	432,620
7,400	@,L	Genesis HealthCare Corp.	349,502

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Healthcare — Services (continued)
50,200	@	Gentiva Health Services, Inc.	$956,812
72,400	@	Kindred Healthcare, Inc.	1,828,100
68,300	@	LifePoint Hospitals, Inc.	2,301,710
11,200	@,L	Magellan Health Services, Inc.	484,064
2,600	@,L	Molina Healthcare, Inc.	84,526
22,600	@,L	Psychiatric Solutions, Inc.	847,952
12,800	@,L	Res-Care, Inc.	232,320
56,600	@	Sunrise Senior Living, Inc.	1,738,752
10,700	@	Symbion, Inc.	198,057
12,750	@,L	United Surgical Partners International, Inc.	361,463

			11,664,269

		Home Builders: 1.2%
28,600	@,L	Champion Enterprises, Inc.	267,696
4,100	@,L	Meritage Homes Corp.	195,652
192,000	@,L	Williams Scotsman International, Inc.	3,767,034
33,700	L	Winnebago Industries	1,109,067

			5,339,449

		Home Furnishings: 0.2%
4,400		Ethan Allen Interiors, Inc.	158,884
3,600	L	Furniture Brands International, Inc.	58,428
12,600	L	Kimball International, Inc.	306,180
9,400		Stanley Furniture Co., Inc.	201,630
10,600	@	Tempur-Pedic International, Inc.	216,876

			941,998

		Household Products/ Wares: 2.2%
174		CSS Industries, Inc.	6,154
118,800	@,L	Jarden Corp.	4,133,052
12,900	L	John H. Harland Co.	647,580
49,300		Scotts Miracle-Gro Co.	2,546,345
12,000	@,L	Spectrum Brands, Inc.	130,800
86,100		Tupperware Corp.	1,946,721

			9,410,652

		Insurance: 3.7%
65,000	@	American Physicians Capital, Inc.	2,602,600
10,400	@	Argonaut Group, Inc.	362,544
14,100	L	Commerce Group, Inc.	419,475
31,800		Delphi Financial Group	1,286,628
10,300		Direct General Corp.	212,592
9,300	@,L	eHealth, Inc.	187,023
9,000		Landamerica Financial Group, Inc.	567,990
17,100	@	Meadowbrook Insurance Group, Inc.	169,119
500	@	Navigators Group, Inc.	24,090
7,700		Odyssey Re Holdings Corp.	287,210
61,500	@	PMA Capital Corp.	567,030
87,000	@,L	ProAssurance Corp.	4,343,040
44,100		RLI Corp.	2,488,122
17,600		Safety Insurance Group, Inc.	892,496
8,700	L	Selective Insurance Group	498,423
29,600		Zenith National Insurance Corp.	1,388,536

			16,296,918

		Internet: 2.3%
500	@,L	aQuantive, Inc.	12,330
22,500	@	Ariba, Inc.	174,150
7,900	@	Art Technology Group, Inc.	18,407
13,500	@	Avocent Corp.	456,975
97,200	@	CMGI, Inc.	130,248
46,600	@,L	CNET Networks, Inc.	423,594
7,300	@,L	Digital Insight Corp.	280,977
8,300	@	Digital River, Inc.	463,057
56,400	@	Digitas, Inc.	756,324
5,900	@,L	Earthlink, Inc.	41,890
23,100	@	Harris Interactive, Inc.	116,424
15,300	@	Interwoven, Inc.	224,451
11,100	@,L	Ipass, Inc.	65,268
15,900	@,L	j2 Global Communications, Inc.	433,275
8,400	@	Lionbridge Technologies	54,096
122,741	@	Liquidity Services, Inc.	2,112,373
6,800	@,L	NetFlix, Inc.	175,848
23,700	@,L	Openwave Systems, Inc.	218,751
12,100	@,L	Priceline.com, Inc.	527,681
14,000	@,L	ProQuest Co.	146,300
11,500	@,L	RealNetworks, Inc.	125,810
7,600	@,L	Redback Networks, Inc.	189,544
32,700	@	Secure Computing Corp.	214,512
11,200	@	TIBCO Software, Inc.	105,728
39,700	@,L	Trizetto Group	729,289
63,200	L	United Online, Inc.	839,296
19,500	@	Valueclick, Inc.	460,785
12,500	@,L	WebEx Communications, Inc.	436,125
6,300	@	WebMethods, Inc.	46,368
9,400	@,L	Websense, Inc.	214,602

			10,194,478

		Investment Companies: 0.2%
18,000		Medallion Financial Corp.	222,660
35,900		Technology Investment Capital Corp.	579,426

			802,086

		Iron/ Steel: 0.7%
5,500	@	AK Steel Holding Corp.	92,950
10,100		Chaparral Steel Co.	447,127
9,400	L	Cleveland-Cliffs, Inc.	455,336
8,450		Gibraltar Industries, Inc.	198,660
23,200	L	Olympic Steel, Inc.	515,736
3,600	@	Oregon Steel Mills, Inc.	224,676
36,700		Ryerson, Inc.	920,803
1,400		Schnitzer Steel Industries, Inc.	55,580
6,600	@	Shiloh Industries, Inc.	125,070

			3,035,938

		Leisure Time: 0.1%
16,000	@,L	K2, Inc.	211,040
14,200	@,L	Multimedia Games, Inc.	136,320

			347,360

		Lodging: 0.6%
6,700	@,L	Monarch Casino & Resort, Inc.	159,996
56,200	@@	Orient-Express Hotels Ltd.	2,659,384

			2,819,380

		Machinery — Construction & Mining: 0.1%
13,600	@	Astec Industries, Inc.	477,360

			477,360

		Machinery — Diversified: 1.7%
100,975		Applied Industrial Technologies, Inc.	2,656,652
14,400	L	Briggs & Stratton Corp.	388,080
8,900		Cascade Corp.	470,810
9,200	@	Intevac, Inc.	238,740
23,700		Manitowoc Co., Inc.	1,408,491
2,400	@	Middleby Corp.	251,208
5,600		Nacco Industries, Inc.	764,960
1,900		Sauer-Danfoss, Inc.	61,275
42,000	L	Wabtec Corp.	1,275,960

			7,516,176

		Media: 2.2%
10,600		Belo Corp.	194,722

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Media (continued)
227,400	@,L	Charter Communications, Inc.	$695,844
81,800		Entercom Communications Corp.	2,305,124
46,200	@	Entravision Communications Corp.	379,764
67,700		GateHouse Media, Inc.	1,256,512
9,400		Gray Television, Inc.	68,902
78,600	L	Lee Enterprises, Inc.	2,441,316
42,700	@	Lodgenet Entertainment Corp.	1,068,781
8,400		Media General, Inc.	312,228
15,400	@,L	Playboy Enterprises, Inc.	176,484
12,400	@	Scholastic Corp.	444,416
28,700		Sinclair Broadcast Group, Inc.	301,350
5,900		World Wrestling Entertainment, Inc.	96,170

			9,741,613

		Metal Fabricate/ Hardware: 2.1%
7,400		CIRCOR International, Inc.	272,246
88,200		Commercial Metals Co.	2,275,560
75,300	L	Kaydon Corp.	2,992,422
10,800		Mueller Industries, Inc.	342,360
8,500		NN, Inc.	105,655
30,350		Quanex Corp.	1,049,807
60,891	@	RBC Bearings, Inc.	1,745,136
7,300		Valmont Industries, Inc.	405,077

			9,188,263

		Mining: 0.7%
7,400	@,L	Century Aluminum Co.	330,410
80,100		Compass Minerals International, Inc.	2,527,956
24,000	@	USEC, Inc.	305,280

			3,163,646

		Miscellaneous Manufacturing: 1.8%
12,100	L	Acuity Brands, Inc.	629,684
4,300		Ameron International Corp.	328,391
6,900		AO Smith Corp.	259,164
26,000		Aptargroup, Inc.	1,535,040
32,900		Barnes Group, Inc.	715,575
7,600	@,L	Ceradyne, Inc.	429,400
4,100	@,L	EnPro Industries, Inc.	136,161
4,500		Freightcar America, Inc.	249,525
5,100	@,L	Griffon Corp.	130,050
38,200		Myers Industries, Inc.	598,212
109,900		Reddy Ice Holdings, Inc.	2,837,618

			7,848,820

		Office Furnishings: 0.2%
22,500		Herman Miller, Inc.	818,100

			818,100

		Office/ Business Equipment: 0.5%
46,000	@	Global Imaging Systems, Inc.	1,009,700
83,400		IKON Office Solutions, Inc.	1,365,258

			2,374,958

		Oil & Gas: 1.7%
6,700		Alon USA Energy, Inc.	176,277
3,900	@,L	ATP Oil & Gas Corp.	154,323
4,600	@	Callon Petroleum Co.	69,138
11,000	@,L	Energy Partners Ltd.	268,620
5,100	@	Giant Industries, Inc.	382,245
57,400	@,L	Grey Wolf, Inc.	393,764
17,100	@	Harvest Natural Resources, Inc.	181,773
37,800	@	Houston Exploration Co.	1,957,284
36,500	@	Parker Drilling Co.	298,205
4,100		Penn Virginia Corp.	287,164
15,580	@,I, L	PetroHawk Energy Corp.	179,170
23,100	@,L	Southwestern Energy Co.	809,655
36,900	L	St. Mary Land & Exploration Co.	1,359,396
9,900	@	Stone Energy Corp.	349,965
9,000	@,L	Swift Energy Co.	403,290
27,100	@	Vaalco Energy, Inc.	182,925

			7,453,194

		Oil & Gas Services: 2.4%
6,900	@	Basic Energy Services, Inc.	170,085
28,000	@	FMC Technologies, Inc.	1,725,640
12,800	@,L	Hanover Compressor Co.	241,792
2,018	@,L	Helix Energy Solutions Group, Inc.	63,305
7,200	@	Hercules Offshore, Inc.	208,080
6,300	@,L	Hydril	473,697
14,000	@,L	Input/ Output, Inc.	190,820
12,600	@	Lone Star Technologies	609,966
5,200		Lufkin Industries, Inc.	302,016
6,200	@	Newpark Resources	44,702
12,500	@,L	Oil States International, Inc.	402,875
16,200	L	RPC, Inc.	273,456
7,400	@	T-3 Energy Services, Inc.	163,170
31,500	@	Trico Marine Services, Inc.	1,206,765
10,600	@	Union Drilling, Inc.	149,248
50,400	@	Universal Compression Holdings, Inc.	3,130,344
12,700	@,L	Veritas DGC, Inc.	1,087,501

			10,443,462

		Packaging & Containers: 1.1%
5,000	@	AEP Industries, Inc.	266,550
3,700		Greif, Inc.	438,080
97,800	L	Silgan Holdings, Inc.	4,295,376

			5,000,006

		Pharmaceuticals: 1.8%
13,000	@	Adams Respiratory Therapeutics, Inc.	530,530
32,300	@,L	Adolor, Corp.	242,896
17,200	@,L	Alkermes, Inc.	229,964
9,800		Alpharma, Inc.	236,180
6,000	@,L	Amylin Pharmaceuticals, Inc.	216,420
13,600	@,L	Atherogenics, Inc.	134,776
40,950	@,L	AVANIR Pharmaceuticals	94,595
5,100	@,L	Bentley Pharmaceuticals, Inc.	51,867
16,900	@,L	BioMarin Pharmaceuticals, Inc.	276,991
14,900	@,@@	Cardiome Pharma Corp.	166,135
21,200	@,L	Cubist Pharmaceuticals, Inc.	383,932
69,400	@,L	Cypress Bioscience, Inc.	537,850
17,500	@,L	Durect Corp.	77,700
4,000	L	Mannatech, Inc.	58,920
11,300	@,L	Mannkind Corp.	186,337
22,200	@	Medarex, Inc.	328,338
15,500		Medicis Pharmaceutical Corp.	544,515
43,800	@	NBTY, Inc.	1,820,766
2,900	@,L	Par Pharmaceutical Cos., Inc.	64,873
9,400	@	Progenics Pharmaceuticals, Inc.	241,956
3,900	@	Salix Pharmaceuticals Ltd.	47,463
10,500	@,L	Sciele Pharma, Inc.	252,000
7,900	@	Theravance, Inc.	244,031
10,400	@,L	United Therapeutics Corp.	565,448
16,700		Valeant Pharmaceuticals International	287,908
13,000	@	Viropharma, Inc.	190,320

			8,012,711

		Real Estate: 0.3%
12,900		Jones Lang LaSalle, Inc.	1,188,993

			1,188,993

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Real Estate Investment Trusts: 6.6%
17,700		Alexandria Real Estate Equities, Inc.	$1,777,080
29,600		American Home Mortgage Investment Corp.	1,039,552
29,900		Anthracite Capital, Inc.	380,627
22,600		Ashford Hospitality Trust, Inc.	281,370
5,000		BioMed Realty Trust, Inc.	143,000
26,100		Crescent Real Estate EQT Co.	515,475
35,900		EastGroup Properties, Inc.	1,922,804
12,500		Entertainment Properties Trust	730,500
24,000		Equity Inns, Inc.	383,040
106,800		FelCor Lodging Trust, Inc.	2,332,512
49,200	L	First Potomac Realty Trust	1,432,212
56,300		Franklin Street Properties Corp.	1,185,115
13,000		Glimcher Realty Trust	347,230
12,300	L	IMPAC Mortgage Holdings, Inc.	108,240
59,200		Innkeepers USA Trust	917,600
17,700		KKR Financial Corp.	474,183
7,100		LaSalle Hotel Properties	325,535
164,400	L	Lexington Corporate Properties Trust	3,685,848
35,500		LTC Properties, Inc.	969,505
27,700		MFA Mortgage Investments, Inc.	213,013
50,600		Mid-America Apartment Communities, Inc.	2,896,344
2,500		Mills Corp.	50,000
54,900	L	Nationwide Health Properties, Inc.	1,659,078
26,700		Pennsylvania Real Estate Investment Trust	1,051,446
28,300		Post Properties, Inc.	1,293,310
4,200		PS Business Parks, Inc.	296,982
11,400		RAIT Investment Trust	393,072
17,900		Saul Centers, Inc.	987,901
44,700		Sunstone Hotel Investors, Inc.	1,194,831

			28,987,405

		Retail: 7.0%
141,200	L	Applebees International, Inc.	3,483,404
27,400		Asbury Automotive Group, Inc.	645,544
6,500		Bob Evans Farms, Inc.	222,430
10,000		Bon-Ton Stores, Inc.	346,500
26,200		Brown Shoe Co., Inc.	1,250,788
6,000	@,L	Build-A-Bear Workshop, Inc.	168,120
56,700	L	Cash America International, Inc.	2,659,230
14,600	L	CBRL Group, Inc.	653,496
113,300	@,L	Charming Shoppes, Inc.	1,532,949
9,700	@	Childrens Place Retail Stores, Inc.	616,144
28,100	L	Christopher & Banks Corp.	524,346
39,000	@,L	CSK Auto Corp.	668,850
46,100		Domino’s Pizza, Inc.	1,290,800
27,200	@,L	Dress Barn, Inc.	634,576
18,300	@	Ezcorp, Inc.	297,375
6,700	@	First Cash Financial Services, Inc.	173,329
40,200	@,L	Genesco, Inc.	1,499,460
14,400		Group 1 Automotive, Inc.	744,768
12,600	@	Insight Enterprises, Inc.	237,762
9,100	@,L	Jack in the Box, Inc.	555,464
2,400	L	Lithia Motors, Inc.	69,024
9,300	@,L	MarineMax, Inc.	241,149
99,000	L	Men’s Wearhouse, Inc.	3,787,740
12,100	L	Movado Group, Inc.	350,900
85,600	@	New York & Co., Inc.	1,119,648
21,300	@,L	Pantry, Inc.	997,692
30,100	@	Papa John’s International, Inc.	873,201
20,200	@	Payless Shoesource, Inc.	662,964
27,500		Ruby Tuesday, Inc.	754,600
67,800	@	Ruth’s Chris Steak House	1,239,384
19,800	@,L	Select Comfort Corp.	344,322
5,200	@	Shoe Carnival, Inc.	164,320
5,800	L	Sonic Automotive, Inc.	168,432
13,150		Stage Stores, Inc.	399,629
26,200	@	Tween Brands, Inc.	1,046,166
4,300		World Fuel Services Corp.	191,178

			30,615,684

		Savings & Loans: 0.6%
5,900		Downey Financial Corp.	428,222
23,737		First Niagara Financial Group, Inc.	352,732
3,600		First Place Financial Corp.	84,564
5,400	@,L	FirstFed Financial Corp.	361,638
6,800		Flagstar Bancorp., Inc.	100,912
9,700		TierOne Corp.	306,617
15,600		United Community Financial Corp.	190,944
8,500		WSFS Financial Corp.	568,905

			2,394,534

		Semiconductors: 2.9%
1,800	@	Actel Corp.	32,688
28,700	@,L	AMIS Holdings, Inc.	303,359
44,700	@,L	Amkor Technology, Inc.	417,498
30,400	@	Applied Micro Circuits Corp.	108,224
28,000	@	Asyst Technologies, Inc.	204,680
19,100	@	Axcelis Technologies, Inc.	111,353
13,500	@	Brooks Automation, Inc.	194,400
10,600	@,L	Cabot Microelectronics Corp.	359,764
31,000	@	Cirrus Logic, Inc.	213,280
11,200	L	Cohu, Inc.	225,792
100,100	@,L	Conexant Systems, Inc.	204,204
15,500	@,L	Credence Systems Corp.	80,600
10,350	@	Diodes, Inc.	367,218
6,800	@	DSP Group, Inc.	147,560
21,430	@	Entegris, Inc.	231,873
17,600	@	IXYS Corp.	156,640
6,700	@,L	Kopin Corp.	23,919
21,100	@,L	Kulicke & Soffa Industries, Inc.	177,240
13,400	@	Lattice Semiconductor Corp.	86,832
29,900	@,L	LTX Corp.	167,440
23,900	@	Mattson Technology, Inc.	222,748
23,800	@,L	Micrel, Inc.	256,564
4,425	@,L	Micron Technology, Inc.	61,773
66,600	@,L	Microsemi Corp.	1,308,690
22,000	@	MIPS Technologies, Inc.	182,600
12,500	@	MKS Instruments, Inc.	282,250
19,800	@,L	Omnivision Technologies, Inc.	270,270
91,500	@,L	ON Semiconductor Corp.	692,655
20,000	@,L	Photronics, Inc.	326,800
7,505	@	Rudolph Technologies, Inc.	119,480
3,000	@	Semitool, Inc.	39,930
12,900	@	Semtech Corp.	168,603
25,200	@,L	Silicon Image, Inc.	320,544
35,400	@	Skyworks Solutions, Inc.	250,632
29,200	@	Standard Microsystems Corp.	817,016
3,600	@	Supertex, Inc.	141,300
3,200	@,L	Tessera Technologies, Inc.	129,088
67,950	@	Varian Semiconductor Equipment Associates, Inc.	3,093,084
14,500	@	Zoran Corp.	211,410

			12,710,001

		Software: 3.2%
40,000	@,L	Actuate Corp.	237,600
1,400	@,L	Allscripts Healthcare Solutions, Inc.	37,786
6,600	@	Ansys, Inc.	287,034
218,900	@,L	Aspen Technology, Inc.	2,412,278
38,400	@,L	Blackboard, Inc.	1,153,536
8,800	L	Computer Programs & Systems, Inc.	299,112

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Software (continued)
10,600	@	CSG Systems International	$283,338
3,900	@	Digi International, Inc.	53,781
15,100	@	Eclipsys Corp.	310,456
9,000	@	Epicor Software Corp.	121,590
7,500	@	EPIQ Systems, Inc.	127,275
23,300	@	Hyperion Solutions Corp.	837,402
21,300	@,L	Informatica Corp.	260,073
11,300	L	infoUSA, Inc.	134,583
6,900	@,L	InPhonic, Inc.	76,521
47,500		Inter-Tel, Inc.	1,052,600
9,100	@,L	JDA Software Group, Inc.	125,307
18,000	@	Keane, Inc.	214,380
14,000	@	Mantech International Corp.	515,620
8,900	@	Mapinfo Corp.	116,145
7,300	@	MicroStrategy, Inc.	832,273
17,400	@	Omnicell, Inc.	324,162
16,800	@	Packeteer, Inc.	228,480
31,960	@,L	Parametric Technology Corp.	575,919
2,200		Pegasystems, Inc.	21,714
40,700	@,L	Per-Se Technologies, Inc.	1,130,646
26,200	@	Progress Software Corp.	731,766
2,900	@,L	Quality Systems, Inc.	108,083
18,700	@,L	Quest Software, Inc.	273,955
1,200	@	SPSS, Inc.	36,084
29,500	@,L	Sybase, Inc.	728,650
8,200	@	Transaction Systems Architects, Inc.	267,074
14,900	@	Wind River Systems, Inc.	152,725

			14,067,948

		Telecommunications: 4.5%
41,700	@,L	3Com Corp.	171,387
22,800	@	Adaptec, Inc.	106,248
17,100	@	Aeroflex, Inc.	200,412
93,500	@,L	Anixter International, Inc.	5,077,050
30,400	@	Arris Group, Inc.	380,304
9,000		Black Box Corp.	377,910
11,910	@,L	Broadwing Corp.	186,034
3,000	@,L	CalAmp Corp.	25,320
9,100	@	C-COR, Inc.	101,374
22,600	@	Centennial Communications Corp.	162,494
272,500	@	Cincinnati Bell, Inc.	1,245,325
60,500		Commonwealth Telephone Enterprises, Inc.	2,532,530
16,900	@,L	CommScope, Inc.	515,112
18,100		CT Communications, Inc.	414,852
6,500	@	Ditech Networks, Inc.	44,980
99,200	@,L	Dobson Communications Corp.	864,032
21,000	@	Extreme Networks	87,990
40,100	@,L	Finisar Corp.	129,523
18,500	@,L	Foundry Networks, Inc.	277,130
7,900	@@	Golden Telecom, Inc.	370,036
12,400	@	Harmonic, Inc.	90,148
22,200	@,L	Hypercom Corp.	140,970
14,400	@,L	Interdigital Communications Corp.	483,120
23,900	@,L	Lightbridge, Inc.	323,606
5,100	@	Mastec, Inc.	58,854
22,700	@,L	MRV Communications, Inc.	80,358
9,900	@,L	Netgear, Inc.	259,875
31,100	@	NTELOS Holdings Corp.	556,068
22,700	L	Plantronics, Inc.	481,240
4,300	@,L	Polycom, Inc.	132,913
22,600	@,L	Powerwave Technologies, Inc.	145,770
131,300	@,L	Premier Global Services, Inc.	1,239,472
4,300	@	Radyne Corp.	46,182
51,700	@,L	RF Micro Devices, Inc.	351,043
4,600	@,L	SafeNet, Inc.	110,124
9,000	@,L	Sonus Networks, Inc.	59,310
27,100	@,L	Symmetricom, Inc.	241,732
6,500	@	Syniverse Holdings, Inc.	97,435
14,400	@,L	Tekelec	213,552
17,000	@,L	Time Warner Telecom, Inc.	338,810
19,600	@,L	Utstarcom, Inc.	171,500
43,800		Windstream Corp.	622,836

			19,514,961

		Textiles: 0.1%
10,400		Unifirst Corp.	399,464

			399,464

		Toys/ Games/ Hobbies: 0.3%
14,700	@,L	Jakks Pacific, Inc.	321,048
16,300	@	Marvel Entertainment, Inc.	438,633
15,900	@,L	RC2 Corp.	699,600

			1,459,281

		Transportation: 1.7%
12,800	@,L	American Commercial Lines, Inc.	838,528
7,500	L	Arkansas Best Corp.	270,000
33,450	@	Genesee & Wyoming, Inc.	877,728
7,300	@	Gulfmark Offshore, Inc.	273,093
46,200		Horizon Lines, Inc.	1,245,552
16,100	@	HUB Group, Inc.	443,555
44,300		Landstar System, Inc.	1,691,374
3,050	@	Marten Transport Ltd.	55,907
6,450	@	Old Dominion Freight Line	155,252
900	@	PAM Transportation Services	19,818
2,100	@	Quality Distribution, Inc.	27,972
23,200	@	RailAmerica, Inc.	373,056
29,200	@	Saia, Inc.	677,732
16,000	@,L	US Xpress Enterprises, Inc.	263,520

			7,213,087

		Trucking & Leasing: 0.2%
4,300	@	Amerco, Inc.	374,143
9,000		Greenbrier Cos., Inc.	270,000

			644,143

		Total Common Stock (Cost $368,721,778)	422,929,269

Principal
Amount			Value

U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Notes: 0.1%
$350,000	S	4.250%, due 11/30/07	$347,703

		Total U.S. Treasury Obligations (Cost $347,909)	347,703

		Total Long-Term Investments (Cost $369,069,687)	423,276,972

SHORT-TERM INVESTMENTS: 24.5%
		U.S. Government Agency Obligations: 2.8%
11,941,000		Federal Home Loan Bank, 4.800%, due 01/02/07	11,937,949

		Total U.S. Government Agency Obligations (Cost $11,937,949)	11,937,949

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 21.7%
$94,653,364	The Bank of New York Institutional Cash Reserves Fund	$94,653,364

	Total Securities Lending Collateral (Cost $94,653,364)	94,653,364

	Total Short-Term Investments (Cost $106,591,313)	106,591,313

Total Investments In Securities (Cost $475,661,000)*	121.5%	$529,868,285
Other Assets and Liabilities-Net	(21.5)	(93,601,671)

Net Assets	100.0%	$436,266,614

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and foreign currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $476,040,195.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$70,001,989
Gross Unrealized Depreciation	(16,173,899)

Net Unrealized Appreciation	$53,828,090

Information concerning open futures contracts at December 31, 2006 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value ($)	Date	Gain (Loss)

Russell 2000	23	9,141,350	03/15/2007	$(85,909)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 97.6%
		Advertising: 0.8%
43,678	@	R.H. Donnelley Corp.	$2,739,921

			2,739,921

		Aerospace/ Defense: 1.2%
25,600		L-3 Communications Holdings, Inc.	2,093,568
57,400	@	Spirit Aerosystems Holding	1,921,178

			4,014,746

		Agriculture: 2.3%
91,600		Altria Group, Inc.	7,861,112

			7,861,112

		Banks: 11.4%
271,842		Bank of America Corp.	14,513,644
84,800		Bank of New York Co., Inc.	3,338,576
47,000		Fifth Third Bancorp.	1,923,710
44,600		Marshall & Ilsley Corp.	2,145,706
33,160		SunTrust Banks, Inc.	2,800,362
83,390		US Bancorp.	3,017,884
112,900		Wachovia Corp.	6,429,655
143,060		Wells Fargo & Co.	5,087,214

			39,256,751

		Chemicals: 1.8%
45,800		Dow Chemical Co.	1,829,252
43,560		Praxair, Inc.	2,584,415
32,300		Rohm & Haas Co.	1,651,176

			6,064,843

		Coal: 0.4%
35,400		Peabody Energy Corp.	1,430,514

			1,430,514

		Computers: 0.8%
55,760	@	Affiliated Computer Services, Inc.	2,723,318

			2,723,318

		Cosmetics/ Personal Care: 3.8%
65,461		Avon Products, Inc.	2,162,831
169,700		Procter & Gamble Co.	10,906,619

			13,069,450

		Diversified Financial Services: 11.3%
22,560		CIT Group, Inc.	1,258,171
366,300		Citigroup, Inc.	20,402,910
119,590		Freddie Mac	8,120,161
56,200		Morgan Stanley	4,576,366
294,200	@	TD Ameritrade Holding Corp.	4,760,156

			39,117,764

		Electric: 6.2%
47,260		Consolidated Edison, Inc.	2,271,788
46,050		Dominion Resources, Inc.	3,860,832
60,400		DTE Energy Co.	2,923,964
91,600		Edison International	4,165,968
66,500		Northeast Utilities	1,872,640
41,630	W	SCANA Corp.	1,691,011
147,100	@	Sierra Pacific Resources	2,475,693
95,800		Xcel Energy, Inc.	2,209,148

			21,471,044

		Electronics: 0.6%
78,100	@	Avnet, Inc.	1,993,893

			1,993,893

		Food: 0.6%
57,400		Supervalu, Inc.	2,052,050

			2,052,050

		Forest Products & Paper: 0.6%
28,400		Weyerhaeuser Co.	2,006,460

			2,006,460

		Hand/ Machine Tools: 0.3%
18,300		Kennametal, Inc.	1,076,955

			1,076,955

		Healthcare — Services: 1.7%
51,900		Aetna, Inc.	2,241,042
47,900	@	WellPoint, Inc.	3,769,251

			6,010,293

		Home Builders: 0.7%
73,965	@	Toll Brothers, Inc.	2,383,892

			2,383,892

		Insurance: 8.0%
28,850		AMBAC Financial Group, Inc.	2,569,670
22,000		American International Group, Inc.	1,576,520
32,010		Assurant, Inc.	1,768,553
38,500	@@	Endurance Specialty Holdings Ltd.	1,408,330
175,390		Genworth Financial, Inc.	6,000,092
38,620		Hartford Financial Services Group, Inc.	3,603,632
35,400		MBIA, Inc.	2,586,324
51,900		Metlife, Inc.	3,062,619
43,900		MGIC Investment Corp.	2,745,506
41,990	@@	RenaissanceRe Holdings Ltd.	2,519,400

			27,840,646

		Internet: 0.9%
75,700	@	Symantec Corp.	1,578,345
59,800	@	Yahoo!, Inc.	1,527,292

			3,105,637

		Leisure Time: 0.6%
65,740		Sabre Holdings Corp.	2,096,449

			2,096,449

		Machinery — Construction & Mining: 0.6%
43,300		Joy Global, Inc.	2,093,122

			2,093,122

		Media: 2.3%
67,620		CBS Corp. — Class B	2,108,392
47,600		Gannett Co., Inc.	2,877,896
137,900		News Corp., Inc.	2,962,092

			7,948,380

		Mining: 1.1%
76,300	@@	Alcan, Inc.	3,718,862

			3,718,862

		Miscellaneous Manufacturing: 4.6%
312,870		General Electric Co.	11,641,891
59,800		Honeywell International, Inc.	2,705,352
55,340	@@	Tyco International Ltd.	1,682,336

			16,029,579

		Office/ Business Equipment: 0.9%
190,350	@	Xerox Corp.	3,226,433

			3,226,433

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Oil & Gas: 12.6%
50,100		Apache Corp.	$3,332,151
83,600		Chevron Corp.	6,147,108
95,250		ConocoPhillips	6,853,238
40,900		Devon Energy Corp.	2,743,572
250,580		ExxonMobil Corp.	19,201,945
106,800		Occidental Petroleum Corp.	5,215,044

			43,493,058

		Oil & Gas Services: 0.4%
35,400	@	Weatherford International Ltd.	1,479,366

			1,479,366

		Packaging & Containers: 0.5%
42,100		Ball Corp.	1,835,560

			1,835,560

		Pharmaceuticals: 6.5%
53,700		Abbott Laboratories	2,615,727
31,400		Caremark Rx, Inc.	1,793,254
98,300		Merck & Co., Inc.	4,285,880
216,470		Pfizer, Inc.	5,606,573
94,600		Schering-Plough Corp.	2,236,344
21,900	@	Sepracor, Inc.	1,348,602
93,070		Wyeth	4,739,124

			22,625,504

		Real Estate Investment Trusts: 1.5%
56,300		Global Signal, Inc.	2,965,321
41,740		Mack-Cali Realty Corp.	2,128,740

			5,094,061

		Retail: 2.1%
155,000		Dollar General Corp.	2,489,300
183,780		Staples, Inc.	4,906,926

			7,396,226

		Savings & Loans: 0.4%
29,900		Washington Mutual, Inc.	1,360,151

			1,360,151

		Telecommunications: 7.7%
127,000		AT&T, Inc.	4,540,250
215,190	@	Corning, Inc.	4,026,205
61,600		Motorola, Inc.	1,266,496
273,340		Sprint Nextel Corp.	5,163,393
313,100		Verizon Communications, Inc.	11,659,844

			26,656,188

		Transportation: 2.4%
22,000		Burlington Northern Santa Fe Corp.	1,623,820
130,000		Norfolk Southern Corp.	6,537,700

			8,161,520

		Total Common Stock (Cost $302,226,250)	337,433,748

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 2.8%
	U.S. Government Agency Obligations: 2.8%
$9,618,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$9,615,542

	Total Short-Term Investments (Cost $9,615,542)	9,615,542

Total Investments in Securities (Cost $311,841,792)*	100.4%	$347,049,290
Other Assets and Liabilities-Net	(0.4)	(1,358,140)

Net Assets	100.0%	$345,691,150

@	Non-income producing security
@@	Foreign Issuer
W	When-issued or delayed delivery security
*	Cost for federal income tax purposes is $312,408,007.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,669,057
Gross Unrealized Depreciation	(2,027,774)

Net Unrealized Appreciation	$34,641,283

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 93.3%
		Australia: 2.7%
421,349		BHP Billiton Ltd.	$8,380,254
132,143	@	Brambles, Ltd.	1,333,184
50,317		CSL Ltd.	2,589,752
269,638	@,L	John Fairfax Holdings Ltd.	1,026,760
3,307,959		Macquarie Airports Management Ltd.	9,382,656
643,088		Newcrest Mining Ltd.	13,318,590
68,238		Publishing & Broadcasting Ltd.	1,143,828
122,131	L	Rio Tinto Ltd.	7,110,296

			44,285,320

		Austria: 3.4%
146,713		Erste Bank der Oesterreichischen Sparkassen AG	11,233,391
12,376		Flughafen Wien AG	1,217,214
59,888	@	Immoeast AG	840,907
487,400	@	IMMOFINANZ Immobilien Anlagen AG	6,941,060
142,167		OMV AG	8,061,310
83,342		Raiffeisen International Bank Holding AG	12,672,573
199,217		Telekom Austria AG	5,319,528
57,815	L	Wiener Staedtische Allgemeine Versicherung AG	4,057,625
112,385		Wienerberger AG	6,666,072

			57,009,680

		Belgium: 1.8%
56,237		Almancora Comm Va	8,001,214
128,451		Fortis	5,467,582
131,238		KBC Groep NV	16,065,981

			29,534,777

		Bermuda: 0.2%
41,975	@,L	Central European Media Enterprises Ltd.	2,938,250

			2,938,250

		British Virgin: 0.0%
313,271	I	RenShares Utilities Ltd.	736,187

			736,187

		Bulgaria: 0.0%
230,636	I	Bulgaria Compensation Notes	89,957
10,684	I	Bulgaria Housing Comp Notes	4,189
327,324	I	Bulgaria Reg Comp Vouchers	120,776

			214,922

		Canada: 1.1%
564,793	@	Bema Gold Corp.	2,954,369
101,674	@	Eldorado Gold Corp.	550,155
773,725	@	Ivanhoe Mines Ltd.	7,630,097
49,845		Potash Corp. of Saskatchewan	7,138,117

			18,272,738

		China: 0.6%
7,131,947	L	Beijing Capital International Airport Co., Ltd.	5,575,126
864,277		China Life Insurance Co., Ltd.	2,950,073
112,710		Shenzhen Chiwan Wharf Holdings Ltd.	224,165
569,496		Weiqiao Textile Co.	767,214
964,616	I, L	Wumart Stores, Inc.	682,076

			10,198,654

		Cyprus: 0.8%
987,675		Bank of Cyprus Public Co., Ltd.	13,410,241

			13,410,241

		Czech: 1.3%
135,915	I	Komercni Banka AS	20,106,963
71,717		Telefonica O2 Czech Republic AS	1,633,258
			21,740,221

		Denmark: 0.5%
5,250		ALK-Abello A/ S	1,306,919
48,292		Novo-Nordisk A/ S	4,021,181
5,175		Rockwool International A/ S	799,782
5,475		Royal UNIBREW A/ S	716,362
21,337	@	Vestas Wind Systems A/ S	897,960

			7,742,204

		Developed Markets: 1.2%
371,729		iShares DJ Euro STOXX 50	20,319,844

			20,319,844

		Egypt: 0.0%
10,863		Orascom Telecom GDR	717,734

			717,734

		Finland: 2.1%
29,482		Elisa OYJ	806,160
344,419		Fortum OYJ	9,781,634
387,558		Nokia OYJ	7,870,148
126,575		Sampo OYJ	3,380,602
110,921	L	Sanoma-WSOY OYJ	3,119,298
52,283		Stockmann OYJ Abp	2,516,965
12,678		Wartsila OYJ	679,913
279,051		YIT OYJ	7,692,674

			35,847,394

		France: 10.3%
7,542		Accor SA	583,190
57,317		Air Liquide	13,580,747
15,864	@	Atos Origin	938,082
13,070	@	Automatic Data Processing, Inc.	1,018,324
37,962		BNP Paribas	4,129,820
88,101	L	Bouygues	5,640,779
47,263		Cie de Saint-Gobain	3,960,232
6,112	@	EDF Energies Nouvelles SA	323,612
115,598		Electricite de France	8,405,489
10,062		Eurazeo	1,436,251
322,563		France Telecom SA	8,899,553
17,393	L	Gaz de France	798,448
7,035		Hermes International	879,455
53,825		JC Decaux SA	1,533,203
114,211		Lafarge SA	16,976,913
16,827	L	Lagardere SCA	1,351,368
152,657		LVMH Moet Hennessy Louis Vuitton SA	16,058,757
84,146		Natixis	2,357,187
25,044	@	Neuf Cegetel	889,293
38,582	L	Pernod-Ricard SA	8,845,214
17,556		Peugeot SA	1,162,378
73,010		PPR	10,885,811
15,524	L	Publicis Groupe	653,924
18,147	L	Renault SA	2,172,919
158,071		Sanofi-Aventis	14,574,253
105,809		Societe Television Francaise 1	3,921,137
132,572	@	Suez SA	6,851,790

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		France: (continued)
326,503		Total SA	$23,494,308
38,700		Veolia Environnement	2,951,411
23,591		Vinci SA	3,006,712
94,824		Vivendi	3,698,543

			171,979,103

		Germany: 8.8%
14,404	L	Adidas AG	719,295
13,169		Bilfinger Berger AG	958,821
427,000		Commerzbank AG	16,090,648
7,604		Continental AG	882,002
111,557		DaimlerChrysler AG	6,872,468
64,609		Deutsche Bank AG	8,603,860
26,150		Deutsche Boerse AG	4,816,053
540,030		Deutsche Post AG	16,299,103
67,553	W	Deutsche Postbank AG	5,670,022
134,672		Deutsche Telekom AG	2,456,507
36,228		EON AG	4,914,273
270,415	L	Fraport AG Frankfurt Airport Services Worldwide	19,336,708
49,130		Fresenius AG	9,803,614
56,357		Fresenius Medical Care AG & Co. KGaA	7,502,494
45,741		Henkel KGaA	5,913,116
2,426		Henkel KGaA — Vorzug	356,574
46,132		Hypo Real Estate Holding AG	2,890,414
62,817		IKB Deut Industriebank AG	2,424,854
207,516		IVG Immobilien AG	9,005,349
38,130	@,L	KarstadtQuelle AG	1,099,718
93,843	@	Landesbank Berlin Holding AG	989,508
8,437		MAN AG	762,076
14,070		Merck KGaA	1,460,210
12,920		Metro AG	819,699
889		Puma AG Rudolf Dassler Sport	345,602
50,124		SAP AG	2,663,478
109,841		Siemens AG	10,845,791
10,876		Solarworld AG	677,090
8,207	@	Symrise AG	213,422
4,007	@	Wacker Chemie AG	520,095

			145,912,864

		Greece: 0.4%
6,833		Alpha Bank AE	206,011
199,890	@	Hellenic Telecommunications Organization SA	5,980,117

			6,186,128

		Guernsey: 0.7%
538,276		KKR Private Equity Investors LP	12,299,607

			12,299,607

		Hong Kong: 2.3%
2,566,246		China Merchants Holdings International Co., Ltd.	10,497,708
363,000	@,L	Clear Media Ltd.	443,349
2,693,560	@,L	Galaxy Entertainment Group Ltd.	2,514,640
1,230,073	@	Hutchison Telecommunications International Ltd.	3,102,940
4,477,686	L	Melco International Development	10,599,350
45,089	L	Melco Pbl Entertainment ADR	958,598
6,761,311	L	Shun TAK Holdings Ltd.	10,312,768
558,000		Texwinca Holdings Ltd.	386,324

			38,815,677

		Hungary: 2.5%
6,676		Egis PLC	916,340
2,241,009		Magyar Telekom Telecommunications PLC	12,487,044
537,615		OTP Bank Nyrt	24,657,539
16,487		Richter Gedeon Nyrt	3,752,894

			41,813,817

		India: 0.3%
410,249	X	Canara Bank	2,559,954
41,363		State Bank of India Ltd.	3,071,299

			5,631,253

		Indonesia: 0.1%
2,083,000		Indofood Sukses Makmur Tbk PT	312,799
219,310		Semen Gresik Persero Tbk PT	889,103

			1,201,902

		Ireland: 0.1%
339,735	@	Dragon Oil PLC	1,148,373

			1,148,373

		Italy: 5.5%
115,628		Assicurazioni Generali S.p.A.	5,063,820
1,373,780		Banca CR Firenze	4,611,420
115,354		Banca Intesa S.p.A.	888,383
1,384,660		Banca Intesa S.p.A.	10,084,404
40,908		Banca Italease S.p.A.	2,374,554
40,938	@	Banca Popolare dell’Emilia Romagna Scrl	1,003,916
586,222		Banca Popolare di Milano SCRL	10,137,914
44,210		Banca Popolare di Sondrio SCARL	846,925
289,986	@	Banca Popolare Italiana Scrl	4,127,813
79,600		Banche Popolari Unite Scpa	2,183,260
94,002	L	Banco Popolare di Verona e Novara Scrl	2,693,014
1,431,235		Beni Stabili S.p.A.	2,283,409
63,576	L	Bulgari S.p.A.	899,861
304,854		Buzzi Unicem S.p.A.	8,648,318
1,140,098		Capitalia S.p.A.	10,757,486
284,971		Credito Emiliano S.p.A.	4,025,758
152,042		ENI S.p.A.	5,113,953
59,695		Finmeccanica S.p.A.	1,614,055
121,741		Geox S.p.A.	1,883,687
36,733		Luxottica Group S.p.A.	1,125,966
235,238	@	Parmalat S.p.A.	1,010,703
493,087		Telecom Italia S.p.A.	1,485,566
923,917	@	UniCredito Italiano S.p.A.	8,077,498

			90,941,683

		Japan: 7.4%
19,250		Acom Co., Ltd.	645,108
18,375		Aeon Credit Service Co., Ltd.	348,008
21,450		Aiful Corp.	601,483
18,304		Aisin Seiki Co., Ltd.	613,695
85,000		Bank of Fukuoka Ltd.	618,314
44,963		Bank of Kyoto Ltd.	418,274
127,980		Bank of Yokohama Ltd.	999,524
83,520	L	Canon, Inc.	4,702,189
76,000		Chiba Bank Ltd.	641,425
15,790		Credit Saison Co., Ltd.	542,404
76,000		Daihatsu Motor Co., Ltd.	765,978
43,000		Daikin Industries Ltd.	1,493,354
40,016		Daiwa Securities Group, Inc.	447,867
42,822	L	Denso Corp.	1,697,926
386		Dentsu, Inc.	1,131,913
275		East Japan Railway Co.	1,833,109
18,700		Eisai Co., Ltd.	1,027,289
6,900		Exedy Corp.	213,408

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Japan: (continued)
13,600		Fanuc Ltd.	$1,334,728
254		Fuji Television Network, Inc.	579,180
75,000		Fujitsu Ltd.	587,661
79,000		Gunma Bank Ltd.	474,917
123,320	@,L	Honda Motor Co., Ltd.	4,867,339
59,300	@	Hoya Corp.	2,311,327
13,200	@	Ibiden Co., Ltd.	663,929
69,000		Itochu Corp.	565,597
654		Japan Tobacco, Inc.	3,161,079
33,469		JS Group Corp.	703,824
18,136		JSR Corp.	469,557
3,090		Keyence Corp.	762,733
61,920		Koito Manufacturing Co., Ltd.	932,060
132,829		Kubota Corp.	1,230,126
13,800		Kyocera Corp.	1,304,551
17,961		Makita Corp.	550,496
377,324		Matsushita Electric Industrial Co., Ltd.	7,565,905
66,000		Mitsubishi Electric Corp.	601,421
622		Mitsubishi UFJ Financial Group, Inc.	7,716,407
49,000		Mitsubishi UFJ Securities Co.	544,941
60,596		Mitsui Fudosan Co., Ltd.	1,476,374
82,920		Mitsui Mining & Smelting Co., Ltd.	415,298
838		Mizuho Financial Group, Inc.	5,977,426
85,000		NGK Spark Plug Co., Ltd.	1,597,082
44,302		NHK Spring Co., Ltd.	464,647
4,903		Nintendo Co., Ltd.	1,269,331
26,000		Nippon Electric Glass Co., Ltd.	545,184
239		Nippon Telegraph & Telephone Corp.	1,178,626
30,000		Nissan Chemical Industries Ltd.	372,354
47,277		Nissan Motor Co., Ltd.	570,478
41,304		Nitto Denko Corp.	2,063,301
39,400		NOK Corp.	777,002
75,804		Nomura Holdings, Inc.	1,430,024
87,000		NSK Ltd.	857,053
1,246		NTT DoCoMo, Inc.	1,971,584
6,000		ORIX Corp.	1,739,953
20,483		Promise Co., Ltd.	634,244
145	L	Resona Holdings, Inc.	395,556
137,000		Ricoh Co., Ltd.	2,790,046
40		Sapporo Hokuyo Holdings, Inc.	386,041
33,100		Sega Sammy Holdings, Inc.	889,786
23,447		Seven & I Holdings Co., Ltd.	729,085
87,000		Sharp Corp.	1,495,884
53,114		Shizuoka Bank Ltd.	526,260
64,869		Sony Corp.	2,778,030
59,997		Stanley Electric Co., Ltd.	1,198,608
128,000		Sumitomo Chemical Co., Ltd.	990,522
44,455		Sumitomo Corp.	665,479
50,100		Sumitomo Electric Industries Ltd.	780,247
82,134		Sumitomo Metal Industries Ltd.	356,603
469		Sumitomo Mitsui Financial Group, Inc.	4,801,870
128,000		Sumitomo Trust & Banking Co., Ltd.	1,340,213
35,000		Suruga Bank Ltd.	433,458
142,000		Suzuki Motor Corp.	4,002,602
30,200		Takeda Pharmaceutical Co., Ltd.	2,069,788
20,430		Takefuji Corp.	808,132
73,000		Teijin Ltd.	449,447
38,000		Toppan Printing Co., Ltd.	418,647
89,000		Toray Industries, Inc.	665,609
141,500	L	Toyota Motor Corp.	9,470,171
34,920		Yamada Denki Co., Ltd.	2,964,056
53,902		Yamaha Motor Co., Ltd.	1,694,341
14,368		Yamato Holdings Co., Ltd.	220,515
53,203		Yokogawa Electric Corp.	842,199

			123,172,202

		Luxembourg: 0.4%
68,873	@,L	Millicom International Cellular SA	4,245,332
113,253		Prologis European Properties	2,242,486
10,986	@	TVSL SA	—

			6,487,818

		Malaysia: 0.1%
422,300		Sime Darby	863,606

			863,606

		Mexico: 0.9%
69,006	@	Cemex SA de CV	2,337,923
28,658		Consorcio ARA SA de CV	194,979
21,611		Fomento Economico Mexicano SA de CV	2,501,689
249,269	L	Grupo Televisa SA	6,732,756
709,171	@	Urbi Desarrollos Urbanos SA de C.V.	2,560,184

			14,327,531

		Netherlands: 3.0%
27,960		Euronext NV	3,293,251
34,333		Heineken NV	1,631,262
259,214		Koninklijke Philips Electronics NV	9,747,253
253,857		Royal KPN NV	3,603,140
129,516		Royal Numico NV	6,955,030
381,393		TNT NV	16,395,298
266,618		Unilever NV	7,270,523
39,718		Vedior NV	821,091

			49,716,848

		New Zealand: 0.0%
436,996		Auckland International Airport Ltd.	673,947

			673,947

		Norway: 1.1%
249,496		DNB NOR ASA	3,530,368
163,223		Norsk Hydro ASA	5,038,244
63,366		Orkla ASA	3,573,408
90,707		Statoil ASA	2,388,354
225,268		Telenor ASA	4,221,202

			18,751,576

		Philippines: 0.6%
334,787		Ayala Corp.	4,020,188
7,591,081		Ayala Land, Inc.	2,345,941
32,444	L	Philippine Long Distance Telephone	1,658,862
32,390		Philippine Long Distance Telephone Co.	1,676,319

			9,701,310

		Poland: 5.4%
40,547		Agora SA	507,528
28,662		Bank BPH	9,094,401
162,949		Bank Handlowy w Warszawie	4,864,803
258,479		Bank Pekao SA	20,101,474
110,580		Bank Zachodni WBK SA	8,548,353
12,748	@	BRE Bank SA	1,470,108
41,131	@	Budimex SA	1,062,409
150,740	@	Cersanit Krasnystaw SA	1,898,046
187,619	@	Globe Trade Centre SA	2,591,487
11,976		Grupa Kety SA	820,524

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Poland: (continued)
14,368	@	Inter Cars SA	$215,940
11,813		Polska Graupa Framaceutycz SA	322,638
130,828	@	Polski Koncern Miesny Duda SA	599,810
1,651,992		Powszechna Kasa Oszczednosci Bank Polski SA	26,659,923
27,789		Sniezka SA	372,519
2,682		Stomil Sanok	189,235
1,229,088		Telekomunikacja Polska SA	10,352,373

			89,671,571

		Portugal: 0.6%
253,403		Electricidade de Portugal SA	1,284,134
296,423		Jeronimo Martins	6,647,999
130,767	@	Portugal Telecom SGPS SA	1,695,649

			9,627,782

		Romania: 0.2%
2,989,680	@	Impact	681,998
422,000		SIF 1 Banat Crisana Arad	537,128
458,000		SIF 2 Moldova Bacau	584,738
346,500		SIF 3 Transilvania Brasov	403,151
635,000		SIF 4 Muntenia Bucuresti	456,184
403,500		SIF 5 Oltenia Craiova	556,117
957,828		SNP Petrom SA	212,721
1,544,000		SOCEP CONSTANTA	149,164

			3,581,201

		Russia: 4.4%
112,890	@,L	CTC Media, Inc.	2,710,489
70,521	L	Lukoil ADR	6,119,363
48,049		MMC Norilsk Nickel	7,591,742
524,248	X	NovaTek OAO	3,328,975
192,198	L	OAO Gazprom	8,777,791
42,179	@	OAO Rosneft Oil Co.	385,045
1,026,939	@,L	OAO Rosneft Oil Co. GDR	9,704,574
15,356	@	Polyus Gold Co. ZAO — Class S	752,284
51,411	@,L	Polyus Gold Co. ZAO ADR	2,534,562
4,430		Sberbank RF	15,251,218
415,756		TNK-BP Holding	1,078,887
114,884		Unified Energy System	12,407,472
193,885		Uralkaliy	298,583
131,226		Uralsvyazinform ADR	1,719,061

			72,660,046

		South Korea: 1.0%
13,609	@	Hyundai Motor Co.	983,496
6,688	@	NHN Corp.	813,492
22,329		Samsung Electronics Co., Ltd.	14,648,016

			16,445,004

		Spain: 1.0%
1,026,050	L	Corp. Mapfre SA	4,622,681
36,062	L	Gamesa Corp. Tecnologica SA	989,427
59,173	@	Grifols SA	787,724
28,606		Grupo Empresarial Ence SA	1,581,038
62,036	L	Inditex SA	3,337,101
273,068		Telefonica SA	5,797,425

			17,115,396

		Sweden: 3.2%
11,943		Autoliv, Inc.	719,446
378,230		ForeningsSparbanken AB	13,704,148
129,550		Getinge AB	2,900,062
45,536		Hennes & Mauritz AB	2,296,616
74,849	@	Modern Times Group AB	4,903,902
552,635		Nordea Bank AB	8,496,275
409,052		Skandinaviska Enskilda Banken AB	12,961,496
129,451		Skanska AB	2,542,923
472,376		Telefonaktiebolaget LM Ericsson	1,899,500
311,189		TeliaSonera AB	2,546,941

			52,971,309

		Switzerland: 6.3%
46,838	L	Adecco SA	3,192,313
5,152		BKW FMB Energie AG	605,076
199,330		Compagnie Financiere Richemont AG	11,568,550
120,086		Credit Suisse Group	8,372,151
898		Flughafen Zuerich AG	279,626
1,721		Givaudan	1,589,199
180,989		Holcim Ltd.	16,551,936
53,031		Nestle SA	18,810,476
237,634		Novartis AG	13,651,183
65,969		Roche Holding AG	11,802,750
2,864		SGS SA	3,181,828
51,015		Swatch Group AG	11,240,124
25,716		Syngenta AG	4,777,014

			105,622,226

		Thailand: 0.1%
35		Bangkok Bank PCL — Foreign REG	117
459,576	L	Bangkok Bank PCL — NVDR	1,468,057
1,978,606		Krung Thai Bank PCL	665,693

			2,133,867

		Turkey: 0.6%
2,217,903		Dogan Sriketler Grubu Holdings	3,467,827
424,408		Haci Omer Sabanci Holding AS	1,648,471
709,038		Turkiye Garanti Bankasi AS	2,317,692
426,759		Turkiye Is Bankasi	1,932,852

			9,366,842

		Ukraine: 0.0%
2,095	@,I, X	Centrenergo ADR	27,745
233	@,I, X	Ukrnafta Oil Co.	86,441
71,389		UkrTelecom	673,792

			787,978

		United Kingdom: 9.9%
550,200		Aegis Group PLC	1,503,552
240,695		Anglo American PLC	11,713,963
254,379		BAE Systems PLC	2,114,799
210,822		BHP Billiton PLC	3,860,773
136,737		BP PLC	1,524,766
259,010		Burberry Group PLC	3,262,434
1,256,631		Compass Group PLC	7,119,045
813,446		Diageo PLC	15,982,313
72,192		Firstgroup PLC	809,714
738,175		GlaxoSmithKline PLC	19,429,362
89,297		Imperial Tobacco Group PLC	3,514,585
93,436		Intertek Group PLC	1,521,377
40,291		National Express Group PLC	887,921
71,395	@	Peter Hambro Mining PLC	1,409,387
264,245		Prudential PLC	3,610,165
159,041		Reckitt Benckiser PLC	7,254,990
377,725		Rentokil Initial PLC	1,221,576
104,728		Rio Tinto PLC	5,550,184
1,090,828		Rolls-Royce Group PLC	9,532,542
37,931,725	@	Rolls-Royce Group PLC — B Shares Entitlement	74,270
51,106		SABMiller PLC	1,173,451

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		United Kingdom: (continued)
150,903		Scottish & Newcastle PLC	$1,649,965
1,150,065		Smith & Nephew PLC	11,996,829
61,636		Smiths Group PLC	1,194,425
283,851		Stagecoach Group PLC	848,381
1,679,434		Tesco PLC	13,271,586
7,352,480		Vodafone Group PLC	20,305,113
247,199		William Hill PLC	3,050,982
60,958		Wolseley PLC	1,470,139
553,691		WPP Group PLC	7,472,200

			164,330,789

		United States: 0.4%
337,145	L	News Corp., Inc.	7,504,848

			7,504,848

		Venezuela: 0.0%
26,618		Cia Anonima Nacional Telefonos de Venezuela — CANTV	521,447

			521,447

		Total Common Stock (Cost $1,280,464,667)	1,554,933,717

EQUITY-LINKED SECURITIES: 2.8%
		India: 2.8%
1,135,708		Banking Index Benchmark Exchange Traded Scheme — Bank BeES	15,685,263
1,038,831	#,X	Bharti Airtel Ltd.	14,782,565
606,853	#	State Bank of India Ltd.	17,076,843

			47,544,671

		Total Equity-Linked Securities (Cost $38,390,423)	47,544,671

PREFERRED STOCK: 0.2%
		Germany: 0.2%
85,736		ProSieben SAT.1 Media AG	2,722,533

			2,722,533

		Total Preferred Stock (Cost $2,370,055)	2,722,533

RIGHTS: 0.0%
		Poland: 0.0%
130,828		DUDA SA RIGHTS	601,575

			601,575

		Total Rights (Cost $0)	601,575

WARRANTS: 0.1%
		Luxembourg: 0.1%
49,272	X	Citigroup, Inc.	1,452,046

			1,452,046

		Total Warrants (Cost $1,560,203)	1,452,046

Principal
Amount			Value

CONVERTIBLE BONDS: 0.0%
		Italy: 0.0%
$7,312	C,X	Banca Popolare dell’Emilia Romagna Scrl, 3.700%, due 12/31/12	$11,826

			11,826

		Total Convertible Bonds (Cost $12,508)	11,826

		Total Long-Term Investments (Cost $1,322,797,856)	1,607,266,368

SHORT-TERM INVESTMENTS: 6.9%
		U.S. Government Agency Obligations: 1.7%
$27,188,000		Federal Home Loan Bank, 4.600%, due 01/02/07	27,177,986

		Total U.S. Government Agency Obligations (Cost $27,177,986)	27,177,986

		Securities Lending CollateralCC: 5.2%
86,984,072		The Bank of New York Institutional Cash Reserves Fund	86,984,072

		Total Securities Lending Collateral (Cost $86,984,072)	86,984,072

		Total Short-Term Investments (Cost $114,162,058)	114,162,058

Total Investments In Securities (Cost $1,436,959,914)*	103.3%	$1,721,428,426
Other Assets and Liabilities-Net	(3.3)	(54,804,194)

Net Assets	100.0%	$1,666,624,232

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/ Trustees (note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees
C	Bond may be called prior to maturity date
cc	Securities purchased with cash collateral for securities loaned
W	When-issued or delayed delivery security
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/ Trustees
*	Cost for federal income tax purposes is $1,440,396,540.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$292,913,819
Gross Unrealized Depreciation	(11,881,933)

Net Unrealized Appreciation	$281,031,886

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Percentage of
Industry	Net Assets

Advertising	0.8%
Aerospace/ Defense	0.8
Agriculture	0.4
Apparel	0.4
Auto Manufacturers	1.9
Auto Parts & Equipment	0.5
Banks	22.1
Beverages	1.9
Building Materials	3.7
Chemicals	1.9
Closed-End Funds	1.2
Commercial Services	0.7
Computers	0.1
Distribution/ Wholesale	0.2
Diversified Financial Services	3.4
Electric	2.7
Electrical Components & Equipment	0.4
Electronics	1.0
Energy — Alternate Sources	0.1
Engineering & Construction	3.5
Entertainment	0.2
Exchange Traded Fund	1.2
Food	3.6
Food Service	0.4
Forest Products & Paper	0.1
Gas	0.0
Hand/ Machine Tools	0.0
Healthcare — Products	1.0
Healthcare — Services	1.0
Holding Companies — Diversified	3.0
Home Builders	0.2
Home Furnishings	0.6
Household Products/ Wares	0.8
Insurance	1.2
Internet	0.0
Investment Companies	0.8
Iron/ Steel	0.0
Leisure Time	0.2
Lodging	0.1
Machinery — Diversified	0.1
Media	2.6
Metal Fabricate/ Hardware	0.1
Mining	4.5
Miscellaneous Manufacturing	0.8
Office/ Business Equipment	0.4
Oil & Gas	4.6
Pharmaceuticals	4.7
Real Estate	2.1
Retail	2.9
Semiconductors	0.9
Software	0.2
Sovereign	0.0
Telecommunications	7.8
Textiles	0.1
Toys/ Games/ Hobbies	0.1
Transportation	2.2
Water	0.2
Short-Term Investments	6.9
Other Assets and Liabilities — Net	(3.3)

Net Assets	100.0%

At December 31, 2006 the following forward currency contracts were outstanding for the ING Julius Baer Foreign Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

British Pound Sterling GBP 5,321,292	Buy	3/22/07	10,488,959	$10,422,197	$(66,762)
Japanese Yen JPY 3,919,082,000	Buy	1/31/07	33,809,235	33,073,740	(735,495)
Japanese Yen JPY 7,068,934,154	Buy	2/8/07	60,478,719	59,714,129	(764,590)
Japanese Yen JPY 979,232,908	Buy	2/8/07	8,295,631	8,271,974	(23,657)

					(1,590,504)

Czech Republic Koruny CZK 141,913,298	Sell	3/22/07	6,872,315	6,859,109	13,206
EURO EUR 19,317,049	Sell	1/31/07	24,717,723	25,539,886	(822,163)
EURO EUR 2,959,825	Sell	1/31/07	3,899,451	3,913,310	(13,859)
Hungary Forint HUF 2,067,853,144	Sell	2/22/07	10,239,431	10,815,496	(576,065)
Hungary Forint HUF 300,565,196	Sell	2/22/07	1,552,506	1,572,047	(19,541)
Turkey New Lira TRY 5,314,914	Sell	3/26/07	3,594,802	3,646,551	(51,749)

					$(1,470,171)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LEGG MASON PARTNERS ALL CAP PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 98.7%
		Advertising: 1.9%
637,400	@,L	Interpublic Group of Cos., Inc.	$7,801,776

			7,801,776

		Aerospace/ Defense: 3.6%
52,300		Boeing Co.	4,646,332
184,900		Raytheon Co.	9,762,720

			14,409,052

		Auto Parts & Equipment: 0.9%
119,100	L	Lear Corp.	3,517,023

			3,517,023

		Banks: 3.5%
179,210		Bank of America Corp.	9,568,022
65,800		State Street Corp.	4,437,552

			14,005,574

		Beverages: 0.6%
34,100	L	Molson Coors Brewing Co.	2,606,604

			2,606,604

		Biotechnology: 0.5%
156,975	@,L	Enzo Biochem, Inc.	2,240,033

			2,240,033

		Building Materials: 0.3%
33,600		Simpson Manufacturing Co., Inc.	1,063,440

			1,063,440

		Chemicals: 2.8%
101,400		Dow Chemical Co.	4,049,916
148,500	L	EI DuPont de Nemours & Co.	7,233,435

			11,283,351

		Computers: 1.5%
61,300		International Business Machines Corp.	5,955,295
98,733	@,L	Wave Systems Corp.	253,744

			6,209,039

		Diversified Financial Services: 7.5%
104,300		American Express Co.	6,327,881
12,800		Franklin Resources, Inc.	1,410,176
235,300		JPMorgan Chase & Co.	11,364,990
118,300		Merrill Lynch & Co., Inc.	11,013,730

			30,116,777

		Electronics: 1.1%
122,200	@	Agilent Technologies, Inc.	4,258,670

			4,258,670

		Food: 3.7%
159,100		Safeway, Inc.	5,498,496
14,800	@,L	Smithfield Foods, Inc.	379,768
122,535	@@	Unilever PLC	3,408,038
198,360	@@,L	Unilever PLC ADR	5,518,375

			14,804,677

		Forest Products & Paper: 1.5%
86,500	L	Weyerhaeuser Co.	6,111,225

			6,111,225

		Healthcare — Products: 1.9%
113,100		Johnson & Johnson	7,466,862
4,100		Medtronic, Inc.	219,391

			7,686,253

		Household Products/ Wares: 0.6%
33,700	L	Kimberly-Clark Corp.	2,289,915

			2,289,915

		Insurance: 8.6%
79,100		American International Group, Inc.	5,668,306
145,800		Chubb Corp.	7,714,278
175,900	@,L	CNA Surety Corp.	3,781,850
31,800		Hartford Financial Services Group, Inc.	2,967,258
92,800	L	MGIC Investment Corp.	5,803,712
184,300		PMI Group, Inc.	8,693,431

			34,628,835

		Internet: 1.3%
85,900	@,L	eBay, Inc.	2,583,013
105,700	@,L	VeriSign, Inc.	2,542,085

			5,125,098

		Machinery — Construction & Mining: 1.4%
91,100		Caterpillar, Inc.	5,587,163

			5,587,163

		Machinery — Diversified: 0.6%
26,100		Deere & Co.	2,481,327

			2,481,327

		Media: 9.9%
317,100	L	News Corp., Inc. — Class A	6,811,308
253,700	L	News Corp., Inc. — Class B	5,647,362
594,400	@@	Pearson PLC	8,958,666
400,900		Time Warner, Inc.	8,731,602
287,200		Walt Disney Co.	9,842,344

			39,991,282

		Mining: 2.2%
173,600		Alcoa, Inc.	5,209,736
4,700	@@	Anglogold Ashanti Ltd. ADR	221,323
4,500	L	Newmont Mining Corp.	203,175
43,900	@,L	RTI International Metals, Inc.	3,433,858

			9,068,092

		Miscellaneous Manufacturing: 2.4%
11,100		General Electric Co.	413,031
206,000		Honeywell International, Inc.	9,319,440

			9,732,471

		Oil & Gas: 5.7%
118,600		Anadarko Petroleum Corp.	5,161,472
61,900		Chevron Corp.	4,551,507
32,900		ConocoPhillips	2,367,155
56,200		ExxonMobil Corp.	4,306,606
47,200	L	GlobalSantaFe Corp.	2,774,416
78,700	L	Murphy Oil Corp.	4,001,895

			23,163,051

		Oil & Gas Services: 3.2%
49,000		Baker Hughes, Inc.	3,658,340
57,000		BJ Services Co.	1,671,240
148,000		Halliburton Co.	4,595,400
49,800	L	Schlumberger Ltd.	3,145,368

			13,070,348

		Pharmaceuticals: 11.1%
189,000		Abbott Laboratories	9,206,190
72,000		Eli Lilly & Co.	3,751,200
115,400	@@,L	GlaxoSmithKline PLC ADR	6,088,504

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LEGG MASON PARTNERS ALL CAP PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Pharmaceuticals: (continued)
147,700	@@	Novartis AG ADR	$8,483,888
316,400		Pfizer, Inc.	8,194,760
177,100		Wyeth	9,017,932

			44,742,474

		Pipelines: 1.1%
178,100		Williams Cos., Inc.	4,651,972

			4,651,972

		Retail: 4.7%
201,300		Gap, Inc.	3,925,350
176,600	L	Home Depot, Inc.	7,092,256
170,700		Wal-Mart Stores, Inc.	7,882,926

			18,900,532

		Semiconductors: 5.3%
270,000	L	Applied Materials, Inc.	4,981,500
53,200		Intel Corp.	1,077,300
119,600	@	Novellus Systems, Inc.	4,116,632
14,900	@@,#	Samsung Electronics Co., Ltd. GDR	4,910,592
546,742	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,975,890
29,131	@,@@, L	Verigy Ltd.	517,075

			21,578,989

		Software: 2.3%
305,600		Microsoft Corp.	9,125,216

			9,125,216

		Telecommunications: 7.0%
451,100	@	Cisco Systems, Inc.	12,328,562
188,600		Motorola, Inc.	3,877,616
186,600	@@	Nokia OYJ ADR	3,791,712
296,625	@@,L	Vodafone Group PLC ADR	8,240,243

			28,238,133

		Total Common Stock (Cost $302,363,854)	398,488,392

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 22.9%
	U.S. Government Agency Obligations: 1.4%
$5,436,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$5,434,611

	Total U.S. Government Agency Obligations (Cost $5,434,611)	5,434,611

	Securities Lending CollateralCC: 21.5%
86,801,804	The Bank of New York Institutional Cash Reserves Fund	86,801,804

	Total Securities Lending Collateral (Cost $86,801,804)	86,801,804

	Total Short-Term Investments (Cost $92,236,415)	92,236,415

Total Investments in Securities (Cost $394,600,269)*	121.6%	$490,724,807
Other Assets and Liabilities-Net	(21.6)	(87,216,860)

Net Assets	100.0%	$403,507,947

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $394,686,850.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$98,180,374
Gross Unrealized Depreciation	(2,142,417)

Net Unrealized Appreciation	$96,037,957

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LEGG MASON VALUE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 100.1%
		Advertising: 1.0%
614,138	@@	WPP Group PLC	$8,287,947

			8,287,947

		Apparel: 1.3%
115,200		Nike, Inc.	11,408,256

			11,408,256

		Auto Manufacturers: 0.1%
20,200		General Motors Corp.	620,544

			620,544

		Banks: 1.6%
185,200		Capital One Financial Corp.	14,227,064

			14,227,064

		Building Materials: 0.6%
162,400		Masco Corp.	4,850,888

			4,850,888

		Computers: 6.3%
570,000	@	Dell, Inc.	14,301,300
352,800		Hewlett-Packard Co.	14,531,832
125,100		International Business Machines Corp.	12,153,465
520,500	@@	Seagate Technology, Inc.	13,793,250

			54,779,847

		Diversified Financial Services: 10.7%
436,900		Citigroup, Inc.	24,335,330
707,700		Countrywide Financial Corp.	30,041,865
782,800		JPMorgan Chase & Co.	37,809,240

			92,186,435

		Electric: 5.1%
1,983,100	@	AES Corp.	43,707,524

			43,707,524

		Environmental Control: 0.4%
100,075		Waste Management, Inc.	3,679,758

			3,679,758

		Healthcare — Services: 10.3%
674,500		Aetna, Inc.	29,124,910
412,300	@	Health Net, Inc.	20,062,518
748,000		UnitedHealth Group, Inc.	40,190,040

			89,377,468

		Home Builders: 4.4%
82,200		Beazer Homes USA, Inc.	3,864,222
254,400		Centex Corp.	14,315,088
441,400		Pulte Homes, Inc.	14,619,168
88,200		Ryland Group, Inc.	4,817,484

			37,615,962

		Insurance: 2.3%
278,350		American International Group, Inc.	19,946,561

			19,946,561

		Internet: 19.7%
978,500	@	Amazon.com, Inc.	38,611,610
748,600	@	eBay, Inc.	22,510,402
798,150	@	Expedia, Inc.	16,745,187
83,200	@	Google, Inc.	38,311,936
689,050	@	InterActiveCorp	25,605,098
107,300	@	Symantec Corp.	2,237,205
1,030,100	@	Yahoo!, Inc.	26,308,754

			170,330,192

		Media: 5.7%
1,105,000	@	DIRECTV Group, Inc.	27,558,700
977,900		Time Warner, Inc.	21,298,662

			48,857,362

		Miscellaneous Manufacturing: 9.3%
905,800		Eastman Kodak Co.	23,369,640
333,400		General Electric Co.	12,405,814
1,464,100	@@	Tyco International Ltd.	44,508,640

			80,284,094

		Pharmaceuticals: 1.6%
541,900		Pfizer, Inc.	14,035,210

			14,035,210

		Retail: 6.3%
499,600		Home Depot, Inc.	20,063,936
204,800	@	Sears Holding Corp.	34,392,064

			54,456,000

		Software: 2.7%
402,700		CA, Inc.	9,121,155
275,600	@	Electronic Arts, Inc.	13,879,216

			23,000,371

		Telecommunications: 10.7%
500,200	@	Cisco Systems, Inc.	13,670,466
4,216,200	@	Qwest Communications International, Inc.	35,289,594
2,297,400		Sprint Nextel Corp.	43,397,886

			92,357,946

Total Investments in Securities (Cost $732,252,366)*	100.1%	$864,009,429
Other Assets and Liabilities-Net	(0.1)	(724,063)

Net Assets	100.0%	$863,285,366

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $732,527,332.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$152,633,854
Gross Unrealized Depreciation	(21,151,757)

Net Unrealized Appreciation	$131,482,097

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 0.0%
		Electric: 0.0%
140	@	Dynegy, Inc.	$1,014

		Total Common Stock (Cost $0)	1,014

PREFERRED STOCK: 4.1%
		Banks: 4.1%
690,000	P	Bank of America Corp.	17,215,500

		Total Preferred Stock (Cost $17,312,100)	17,215,500

Principal
Amount			Value

CORPORATE BONDS/NOTES: 33.3%
		Agriculture: 0.9%
$2,369,000		Altria Group, Inc., 7.650%, due 07/01/08	$2,443,221
1,200,000	C	Bunge Ltd. Finance Corp., 4.375%, due 12/15/08	1,175,249

			3,618,470

		Auto Manufacturers: 0.4%
1,839,000		DaimlerChrysler Holding Corp., 4.750%, due 01/15/08	1,822,683

			1,822,683

		Banks: 2.9%
320,000	@@,C	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	278,610
640,000	@@,C	Bank of Ireland, 5.625%, due 12/29/49	557,388
310,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	263,158
220,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	192,440
330,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	280,500
70,000	@@,C	Den Norske Bank ASA, 5.625%, due 11/29/49	60,513
1,320,000	@@,C	HSBC Bank PLC, 5.475%, due 06/29/49	1,122,000
1,630,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	1,407,156
70,000	@@,C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	60,923
100,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	85,758
804,000		PNC Funding Corp., 4.500%, due 03/10/10	786,890
1,961,000		Popular North America, Inc., 4.250%, due 04/01/08	1,932,638
1,600,000	@@,C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	1,372,864
440,000	@@,C	Societe Generale, 5.438%, due 11/29/49	380,226
1,590,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	1,335,600
160,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	132,400
1,248,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	1,259,462
400,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	342,335

			11,850,861

		Beverages: 0.3%
1,307,000	#,C	Miller Brewing Co., 4.250%, due 08/15/08	1,284,359

			1,284,359

		Diversified Financial Services: 8.6%
1,031,000	@@,#, C	Aiful Corp., 4.450%, due 02/16/10	989,570
2,506,000		Bear Stearns Cos., Inc., 2.875%, due 07/02/08	2,421,984
962,000		Bear Stearns Cos., Inc., 5.606%, due 01/31/11	966,085
2,249,000		Caterpillar Financial Services Corp., 3.800%, due 02/08/08	2,212,735
3,000,000		Citigroup Global Markets Holdings, Inc., 6.500%, due 02/15/08	3,036,333
440,000	@@,C	Financiere CSFB NV, 5.485%, due 03/29/49	377,300
3,000,000		General Electric Capital Corp., 3.500%, due 12/05/07	2,954,872
2,257,000		Goldman Sachs Group, Inc., 4.125%, due 01/15/08	2,231,764
2,934,000		International Lease Finance Corp., 5.590%, due 05/24/10	2,947,341
1,567,000		John Deere Capital Corp., 3.900%, due 01/15/08	1,545,499
1,771,000		John Deere Capital Corp., 4.875%, due 03/16/09	1,756,122
3,840,000		Lehman Brothers Holdings, Inc., 5.450%, due 04/03/09	3,846,397
1,704,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	1,663,036
3,618,000		Merrill Lynch & Co., Inc., 5.450%, due 12/04/09	3,620,384
573,222	@@,#, C	Petroleum Export Ltd., 4.623%, due 06/15/10	564,482
466,907	@@,#, C	Petroleum Export Ltd., 5.265%, due 06/15/11	454,635
1,744,000	#	Premium Asset Trust, 5.620%, due 10/08/09	1,747,798
1,200,000	#,C	Twin Reefs Pass-Through Trust, 6.350%, due 12/10/49	1,202,282
1,000,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	1,055,918

			35,594,537

		Electric: 5.0%
2,155,000	C	Appalachian Power Co., 3.600%, due 05/15/08	2,104,672
1,350,000	C	Carolina Power & Light Co., 6.650%, due 04/01/08	1,368,699
1,123,000	C	Consumers Energy Co., 4.250%, due 04/15/08	1,106,245
2,084,000	C	Dominion Resources, Inc., 5.125%, due 12/15/09	2,072,094
901,000	C	Dominion Resources, Inc., 5.554%, due 11/14/08	901,599
1,004,000	C	DTE Energy Co., 6.650%, due 04/15/09	1,031,188
1,162,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	1,131,694
1,935,000		Midamerican Energy Holdings Co., 7.630%, due 10/15/07	1,965,734
1,876,000	C	Ohio Edison Co., 4.000%, due 05/01/08	1,841,654
891,000	C	Pepco Holdings, Inc., 5.500%, due 08/15/07	890,418

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Electric (continued)
$2,041,000	C	PG&E Corp., 3.600%, due 03/01/09	$1,972,457
2,092,000	C	Public Service Enterprise Group, Inc., 5.740%, due 09/21/08	2,094,314
1,153,000		Southern California Edison Co., 5.471%, due 02/02/09	1,155,226
815,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	849,990

			20,485,984

		Environmental Control: 0.5%
2,236,000	#	Oakmont Asset Trust, 4.514%, due 12/22/08	2,183,704

			2,183,704

		Food: 0.7%
2,048,000	C	Fred Meyer, Inc., 7.450%, due 03/01/08	2,092,913
850,000	C	Kellogg Co., 2.875%, due 06/01/08	820,696

			2,913,609

		Gas: 0.4%
1,725,000		Southern Union Co., 6.150%, due 08/16/08	1,732,752

			1,732,752

		Healthcare — Services: 1.0%
1,931,000		UnitedHealth Group, Inc., 5.450%, due 03/02/09	1,930,687
2,441,000	C	WellPoint, Inc., 4.250%, due 12/15/09	2,374,366

			4,305,053

		Home Builders: 0.2%
920,000	C	Centex Corp., 4.750%, due 01/15/08	911,475

			911,475

		Insurance: 0.9%
773,000	@@,C	Aegon NV, 5.413%, due 12/31/49	664,780
986,000		Marsh & McLennan Cos, Inc., 3.625%, due 02/15/08	964,948
1,112,000	#	Monumental Global Funding II, 2.800%, due 07/15/08	1,071,162
1,166,000	@@,#	Nippon Life Insurance, 4.875%, due 08/09/10	1,141,388

			3,842,278

		Media: 1.2%
3,091,000	C	Comcast Cable Communications, Inc., 6.875%, due 06/15/09	3,199,259
1,916,000	#,C	COX Enterprises, Inc., 4.375%, due 05/01/08	1,883,417

			5,082,676

		Multi-National Banks: 0.3%
1,038,000	@@	Corp. Andina de Fomento, 7.250%, due 03/01/07	1,040,336

			1,040,336

		Oil & Gas: 1.2%
878,000		Andarko Petroleum Corp., 3.250%, due 05/01/08	851,162
1,191,000	C	Enterprise Products Operating LP, 4.000%, due 10/15/07	1,176,652
1,998,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	2,055,942
1,012,000	@@,C	Transocean, Inc., 5.566%, due 09/05/08	1,013,093

			5,096,849

		Packaging & Containers: 0.2%
1,000,000	#,C	Sealed Air Corp., 5.375%, due 04/15/08	995,495

			995,495

		Pipelines: 0.3%
1,000,000	C	Kinder Morgan Energy Partners LP, 5.350%, due 08/15/07	998,834

			998,834

		Real Estate: 0.6%
775,000	C	Duke Realty LP, 5.625%, due 08/15/11	780,293
1,455,000	C	EOP Operating LP, 6.750%, due 02/15/08	1,478,606

			2,258,899

		Real Estate Investment Trusts: 0.5%
853,000	C	Simon Property Group LP, 7.000%, due 07/15/09	884,809
1,085,000	C	Spieker Properties, Inc., 7.250%, due 05/01/09	1,137,553

			2,022,362

		Retail: 0.3%
1,288,000	C	May Department Stores Co., 3.950%, due 07/15/07	1,275,639

			1,275,639

		Savings & Loans: 1.0%
4,207,000		Washington Mutual, Inc., 4.375%, due 01/15/08	4,164,821

			4,164,821

		Telecommunications: 4.3%
1,595,000		Ameritech Capital Funding Corp., 6.150%, due 01/15/08	1,602,792
2,010,000		Bellsouth Telecommunications, 6.125%, due 09/23/08	2,031,342
3,904,000	@@	Deutsche Telekom International Finance BV, 5.546%, due 03/23/09	3,912,472
2,627,000	C	Sprint Capital Corp., 6.125%, due 11/15/08	2,659,202
2,510,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	2,398,456
1,085,000	@@,C	Telefonica Europe BV, 7.750%, due 09/15/10	1,166,274
4,000,000	C	Verizon Global Funding Corp., 4.000%, due 01/15/08	3,947,456

			17,717,994

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Transportation: 1.6%
$780,000	C	Burlington Northern Santa Fe Corp., 7.875%, due 04/15/07	$785,013
4,000,000		Union Pacific Corp., 6.790%, due 11/09/07	4,039,332
1,687,000	C	Union Pacific Corp., 7.375%, due 09/15/09	1,777,005

			6,601,350

		Total Corporate Bonds/Notes (Cost $137,979,688)	137,801,020

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.3%
		Federal Home Loan Bank: 6.9%
4,070,000		3.250%, due 12/17/07	3,996,333
2,075,000		5.000%, due 10/02/09	2,077,214
12,335,000	L	5.125%, due 06/18/08	12,343,585
10,340,000	C,L	5.300%, due 05/15/08	10,341,716

			28,758,848

		Federal Home Loan Mortgage Corporation: 10.4%
6,955,000	L	3.875%, due 06/15/08	6,840,194
1,817,948	C	4.500%, due 12/15/16	1,784,929
16,280,000		5.250%, due 05/21/09	16,385,657
7,714,000	C	5.275%, due 12/18/07	7,709,842
35,074		6.000%, due 06/01/11	35,351
67,056		6.000%, due 04/01/13	68,083
783		6.125%, due 01/01/17	797
9,875,000		6.625%, due 09/15/09	10,291,142

			43,115,995

		Federal National Mortgage Association: 3.9%
9,085,000	L	3.875%, due 07/15/08	8,927,684
2,873,000	C	5.600%, due 03/29/11	2,873,968
42,154		6.000%, due 02/01/13	42,815
61,263		6.000%, due 04/01/13	62,239
144,633		6.000%, due 07/01/16	146,831
182,773		6.000%, due 03/01/17	185,515
89,146		6.000%, due 05/01/17	90,484
76,168		6.000%, due 09/01/17	77,311
1,836,000	W	6.500%, due 01/15/35	1,870,998
983,438		6.500%, due 10/01/22	1,008,406
558,824		6.500%, due 02/01/29	575,200
192,373		6.500%, due 10/01/32	196,842
15,976		6.545%, due 07/01/24	16,228
77,108		7.000%, due 10/01/32	79,344
23,228		7.060%, due 12/01/17	23,362
68,987		7.500%, due 08/01/27	72,059

			16,249,286

		Government National Mortgage Association: 0.1%
8,412		6.000%, due 12/15/08	8,445
7,930		6.000%, due 01/15/09	7,993
82,309		6.000%, due 04/15/13	83,802
33,787		7.500%, due 01/15/24	35,292
13,116		7.500%, due 07/15/27	13,718
10,110		9.000%, due 12/15/26	10,958
2,205		9.500%, due 03/15/20	2,416
26,257		9.500%, due 07/15/21	28,813

			191,437

		Total U.S. Government Agency Obligations (Cost $88,295,133)	88,315,566

U.S. TREASURY OBLIGATIONS: 27.2%
		U.S. Treasury Bonds: 0.4%
1,830,000	L	4.500%, due 02/15/36	1,740,789

			1,740,789

		U.S. Treasury Notes: 26.8%
72,878,000	L	4.625%, due 11/30/08	72,636,045
38,256,000	L	4.625%, due 11/15/09	38,148,424

			110,784,469

		Total U.S. Treasury Obligations (Cost $112,899,447)	112,525,258

ASSET-BACKED SECURITIES: 1.3%
		Credit Card Asset-Backed Securities: 0.4%
1,430,000	C	MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	1,430,972

			1,430,972

		Other Asset-Backed Securities: 0.9%
830,857	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.983%, due 04/25/26	824,382
3,000,000	C	Popular Mortgage Pass-Through Trust, 4.332%, due 07/25/35	2,969,531

			3,793,913

		Total Asset-Backed Securities (Cost $5,312,869)	5,224,885

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.0%
150,000	C	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	144,993
2,020,000	C	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	1,997,336
18,870	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	19,029
390,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	405,838
1,792,000	C	Banc of America Mortgage Securities, 4.147%, due 07/25/34	1,745,050
40,000	C	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	38,704
1,355,000	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,325,978
64,367	C	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	64,613
620,000	C	Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	608,462
1,316,283	C	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	1,325,402
8,641	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	8,276
490,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	488,564

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

$725,000	C	Greenwich Capital Commercial Funding Corp., 5.912%, due 07/10/38	$745,754
1,183,649		JP Morgan Alternative Loan Trust, 5.515%, due 01/25/36	1,178,532
80,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.879%, due 01/12/38	78,141
300,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.289%, due 05/15/45	300,593
9,694	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.338%, due 05/12/45	9,714
2,589,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	2,660,677
70,000	C	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	67,891
294,000	C	LB-UBS Commercial Mortgage Trust, 4.547%, due 08/15/29	286,983
90,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	88,705
328,000	C	LB-UBS Commercial Mortgage Trust, 4.583%, due 08/15/29	319,858
3,418,000	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	3,376,343
352,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	338,476
800,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	792,789
388,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	386,808
194,000	C	LB-UBS Commercial Mortgage Trust, 5.207%, due 02/15/31	193,379
3,418,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	3,569,895
242,000	C	Merrill Lynch Mortgage Trust, 5.660%, due 05/12/39	247,272
310,948	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 4.711%, due 07/12/46	306,650
145,110	C	Morgan Stanley Capital I, 5.124%, due 03/12/44	144,620
296,977	C	Morgan Stanley Capital I, 5.131%, due 11/12/41	296,125
29,036	C	Morgan Stanley Capital I, 5.490%, due 07/12/44	29,254
50,000	C	Morgan Stanley Capital I, 5.741%, due 08/12/41	51,159
38,463	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	37,181
1,480,411	C	Residential Accredit Loans, Inc., 5.500%, due 08/25/35	1,479,861
2,722,000		Residential Capital, LLC, 5.850%, due 06/09/08	2,717,389
110,000	C	Wachovia Bank Commercial Mortgage Trust, 5.223%, due 07/15/42	109,956
3,702,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.499%, due 06/25/35	3,606,868
1,768,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.109%, due 06/25/35	1,728,171

		Total Collateralized Mortgage Obligations (Cost $33,280,286)	33,321,289

MUNICIPAL BONDS: 0.3%
		Louisiana: 0.3%
1,359,000	#,C	Tulane University of Louisiana, 6.174%, due 11/15/12	1,359,000

		Total Municipal Bonds (Cost $1,360,271)	1,359,000

		Total Long-Term Investments (Cost $396,439,794)	395,763,532

SHORT-TERM INVESTMENTS: 30.0%
		Mutual Fund: 2.4%
10,000,000	**	ING Institutional Prime Money Market Fund	10,000,000

		Total Mutual Fund (Cost $10,000,000)	10,000,000

		Repurchase Agreement: 1.7%
6,865,000		Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $6,869,005 to be received upon repurchase (Collateralized by $7,035,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $7,020,619, due 12/28/09)	6,865,000

		Total Repurchase Agreement (Cost $6,865,000)	6,865,000

		Securities Lending CollateralCC: 25.9%
107,324,020		The Bank of New York Institutional Cash Reserves Fund	107,324,020

		Total Securities Lending Collateral (Cost $107,324,020)	107,324,020

		Total Short-Term Investments (Cost $124,189,020)	124,189,020

Total Investments in Securities (Cost $520,628,814)*	125.5%	$519,952,552
Other Assets and Liabilities-Net	(25.5)	(105,803,299)

Net Assets	100.0%	$414,149,253

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
**	Investment in affiliate
*	Cost for federal income tax purposes is $520,642,383.
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$721,547
Gross Unrealized Depreciation	(1,411,378)

Net Unrealized Depreciation	$(689,831)

Information concerning open futures contracts at December 31, 2006 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value ($)	Date	Gain (Loss)

U.S. Treasury 2-Year Note	538	109,768,818	03/30/2007	$(483,021)
U.S. Treasury 5-Year Note	80	8,405,000	03/30/2007	(78,992)
U.S. Treasury Long Bond	16	1,783,000	03/21/2007	(53,064)

				$(615,077)

Short Contracts

U.S. Treasury 10-Year Note	382	(41,053,063)	03/21/2007	$507,233

$507,233

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIQUID ASSETS PORTFOLIO(1)
AS OF DECEMBER 31, 2006

Principal
Amount			Value

CERTIFICATE OF DEPOSIT: 1.7%
$9,500,000		ABN Amro Bank, 5.350%, due 12/11/07	$9,500,000
7,500,000		Credit Suisse, 5.506%, due 02/02/07	7,495,368

		Total Certificate of Deposit (Cost $16,995,368)	16,995,368

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.1%
9,000,000	@@,#, C	Cheyne High Grade CDO Ltd., 5.380%, due 11/13/07	9,000,000
12,000,000	@@,#, C	Newcastle CDO Ltd., 5.380%, due 03/26/07	12,000,000
10,500,000	@@,#, C,I	Newcastle CDO Ltd., 5.380%, due 09/24/07	10,500,000
9,500,000	@@,#, C,I	Newcastle CDO Ltd., 5.380%, due 10/24/07	9,500,000

		Total Collateralized Mortgage Obligations (Cost $41,000,000)	41,000,000

COMMERCIAL PAPER: 36.0%
26,000,000		Alliance & Leicester PLC, 5.280%, due 03/20/07	25,702,560
3,000,000		ANZ National, 5.170%, due 04/04/07	2,959,932
45,000,000	@@,#	BHP Billiton Finance USA, 5.330%, due 01/25/07	44,875,651
15,000,000		Cafco LLC, 5.285%, due 01/05/07	14,991,192
44,735,000		Concord Minutemen Capital Co., LLC, 5.290%, due 02/06/07	44,513,914
1,000,000	#	Crown Point Capital Co., 5.290%, due 01/10/07	998,677
35,000,000		Crown Point Capital Co., 5.330%, due 01/18/07	34,911,907
3,000,000		Duke Funding High Grade I Ltd., 5.320%, due 01/12/07	22,932,707
20,000,000		IXIS, 5.220%, due 03/26/07	19,756,400
42,000,000		Monument Gardens Funding, LLC, 5.290%, due 01/22/07	41,897,685
10,000,000	#	Old Line Funding, 5.300%, due 01/26/07	25,193,231
20,000,000		Park Avenue Receivables Corp., 5.295%, due 02/21/07	19,849,975
4,000,000		Three Pillars Funding Corp., 5.260%, due 03/15/07	3,957,335
7,500,000	#	Thunder Bay Funding, LLC, 5.330%, due 02/09/07	7,456,694
40,000,000		Tulip Funding Corp., 5.320%, due 01/02/07	39,994,089
7,000,000		UBS Finance, 5.215%, due 05/11/07	6,868,176

		Total Commercial Paper
		(Cost $356,860,125)	356,860,125

CORPORATE NOTES: 51.8%
2,500,000	@@	Alliance & Leicester PLC, 5.449%, due 01/14/08	2,501,858
3,725,000		American Express Bank FSB, 5.440%, due 07/19/07	3,727,242
8,000,000		American Express Bank FSB, 5.440%, due 09/14/07	8,006,078
7,700,000		American General Finance Corp., 5.289%, due 11/15/07	7,648,189
14,450,000		American General Finance Corp., 5.400%, due 01/15/08	14,449,896
4,475,000		American General Finance Corp., 5.470%, due 04/05/07	4,475,965
17,000,000		Bank of America, N.A., 5.315%, due 02/23/07	16,999,594
16,000,000		Bank of America, N.A., 5.315%, due 04/18/07	15,999,605
6,250,000		Bank of New York, Inc., 5.410%, due 01/25/08	6,250,000
8,000,000		Bear Stearns Cos., Inc., 5.370%, due 08/01/07	8,001,737
11,850,000		Bear Stearns Cos., Inc., 5.410%, due 01/28/08	11,850,000
11,000,000		Bear Stearns Cos., Inc., 5.430%, due 01/04/08	11,000,000
7,000,000		Bear Stearns Cos., Inc., 5.505%, due 07/27/07	7,004,369
10,000,000	@@	BNP Paribas, 5.312%, due 01/26/07	10,000,000
23,000,000		Credit Suisse, 5.342%, due 01/12/07	22,999,614
5,000,000		Credit Suisse, 5.356%, due 03/27/07	4,999,920
20,000,000	#	Duke Funding High Grade I Ltd., 5.330%, due 06/06/07	19,999,143
17,500,000	L	General Electric Capital Corp., 5.425%, due 06/22/07	17,507,180
13,000,000		General Electric Capital Corp., 5.475%, due 07/09/07	13,000,000
9,500,000	I	Goldman Sachs Group, Inc., 5.390%, due 02/14/07	9,500,000
10,000,000	I	Goldman Sachs Group, Inc., 5.390%, due 05/11/07	10,000,000
12,250,000	#	Goldman Sachs Group, Inc., 5.400%, due 01/15/08	12,250,000
14,500,000	#	Goldman Sachs Group, Inc., 5.475%, due 09/14/07	14,511,059
3,700,000	@@,#	HBOS Treasury Services PLC, 5.396%, due 02/01/08	3,700,000
32,400,000	@@,#	HBOS Treasury Services PLC, 5.436%, due 01/24/08	32,410,611
8,000,000	@@,#	HBOS Treasury Services PLC, 5.452%, due 01/12/07	8,000,255
1,900,000	@@,#	HBOS Treasury Services PLC, 7.093%, due 07/23/07	1,881,783
5,000,000		HSBC Finance Corp., 5.473%, due 01/30/07	5,001,014
7,100,000		JPMorgan Chase & Co., 5.378%, due 05/30/07	7,096,033
10,000,000		Lehman Brothers Holdings, Inc., 5.415%, due 07/19/07	10,005,193
8,000,000		Lehman Brothers Holdings, Inc., 5.494%, due 04/20/07	8,003,638
29,000,000		Merrill Lynch & Co., Inc., 5.320%, due 07/27/07	29,000,000
23,000,000	#,I	Money Market Trust Series A, 5.425%, due 11/09/07	23,000,000
5,000,000		Morgan Stanley, 5.342%, due 02/01/08	5,002,085
7,000,000		Morgan Stanley, 5.499%, due 02/15/07	7,001,415

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIQUID ASSETS PORTFOLIO(1)
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

$10,370,000	L	Morgan Stanley, 5.512%, due 01/12/07	$10,370,362
11,000,000		Natixis SA, 5.310%, due 12/05/07	10,998,008
20,000,000		Toronto Dominion Bank, 5.320%, due 04/27/07	20,000,000
12,500,000		Toyota Motor Credit Corp., 5.302%, due 04/26/07	12,500,000
18,800,000		Verizon Global Funding Corp., 5.470%, due 01/12/07	18,800,000
24,000,000		Washington Mutual Bank, 5.410%, due 02/28/07	24,002,451
11,000,000		Washington Mutual Bank, 5.415%, due 11/16/07	11,004,014
7,650,000		Wells Fargo & Co., 5.386%, due 01/02/08	7,650,000
5,200,000		Westpac Banking Corp., 5.393%, due 01/11/08	5,200,000

		Total Corporate Notes (Cost $513,308,311)	513,308,311

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.1%
		Federal Home Loan Bank:
31,000,000	C	5.555%, due 08/15/07	31,000,000

		Total U.S. Government Agency Obligations (Cost $31,000,000)	31,000,000

REPURCHASE AGREEMENT: 2.1%
20,933,000		Goldman Sachs Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $20,945,211 to be received upon repurchase (Collateralized by $21,910,000 Federal National Mortgage Association, Discount Note, Market Value plus accrued interest $21,353,486, due 06/27/07)	20,933,000

		Total Repurchase Agreement (Cost $20,933,000)	20,933,000

SECURITIES LENDING COLLATERALCC: 0.5%
4,787,048		The Bank of New York Institutional Cash Reserves Fund	4,787,048

		Total Securities Lending Collateral (Cost $4,787,048)	4,787,048

Total Investments in Securities (Cost $984,883,852)*	99.3%	$984,883,852
Other Assets and Liabilities-Net	0.7	7,345,791

Net Assets	100.0%	$992,229,643

(1)	All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded, or an optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be callable prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.8%
		Aerospace/ Defense: 9.5%
198,872		Boeing Co.	$17,667,788
361,720		General Dynamics Corp.	26,893,882
303,122		Lockheed Martin Corp.	27,908,443
232,914		United Technologies Corp.	14,561,783

			87,031,896

		Auto Manufacturers: 3.4%
229,183	@@,L	Toyota Motor Corp. ADR	30,781,569

			30,781,569

		Banks: 4.9%
900,500	@,@@	China Merchants Bank Co., Ltd.	1,907,903
39,301,000	@,@@	Industrial & Commercial Bank of China	24,404,282
533,112		Wells Fargo & Co.	18,957,463

			45,269,648

		Beverages: 1.9%
559,263	@@	Heineken NV ADR	13,285,572
63,024		PepsiCo, Inc.	3,942,151

			17,227,723

		Biotechnology: 6.7%
604,884	@,L	Genentech, Inc.	49,074,239
205,300	@	Genzyme Corp.	12,642,374

			61,716,613

		Chemicals: 3.6%
457,476		Monsanto Co.	24,031,214
144,205		Praxair, Inc.	8,555,683

			32,586,897

		Cosmetics/ Personal Care: 4.1%
580,497	L	Procter & Gamble Co.	37,308,542

			37,308,542

		Diversified Financial Services: 12.2%
121,120		Citigroup, Inc.	6,746,384
234,808		Goldman Sachs Group, Inc.	46,808,975
390,922		Lehman Brothers Holdings, Inc.	30,538,827
451,662	@@	UBS AG	27,248,768

			111,342,954

		Electric: 0.5%
80,276	@,L	NRG Energy, Inc.	4,496,259

			4,496,259

		Healthcare — Services: 7.2%
1,222,632	L	UnitedHealth Group, Inc.	65,692,017

			65,692,017

		Home Builders: 2.7%
215,237	L	KB Home	11,037,353
259,128	L	Lennar Corp.	13,593,855

			24,631,208

		Lodging: 8.2%
286,038	@,L	Las Vegas Sands Corp.	25,594,680
515,383	@,L	MGM Mirage	29,557,215
110,139	L	Station Casinos, Inc.	8,995,052
114,045	@,L	Wynn Resorts Ltd.	10,703,123

			74,850,070

		Media: 4.4%
952,164	@,L	Comcast Corp.	40,305,105

			40,305,105

		Oil & Gas Services: 2.2%
312,886	L	Schlumberger Ltd.	19,761,880

			19,761,880

		Pharmaceuticals: 1.2%
302,706	@,L	Amylin Pharmaceuticals, Inc.	10,918,605

			10,918,605

		Real Estate: 0.9%
82,283	@,L	CB Richard Ellis Group, Inc.	2,731,796
112,825	L	St. Joe Co.	6,044,035

			8,775,831

		Retail: 10.1%
325,222	L	Federated Department Stores, Inc.	12,400,715
750,323		Lowe’s Cos., Inc.	23,372,561
22,199	L	Nordstrom, Inc.	1,095,299
402,032	@,L	Starbucks Corp.	14,239,973
303,812	L	Target Corp.	17,332,475
399,978		Yum! Brands, Inc.	23,518,706

			91,959,729

		Semiconductors: 0.9%
410,052		Intel Corp.	8,303,553

			8,303,553

		Telecommunications: 5.6%
366,518	@@,L	America Movil SA de CV	16,573,944
1,415,500	@@	China Mobile Ltd.	12,201,539
812,854	@	Cisco Systems, Inc.	22,215,300

			50,990,783

		Transportation: 9.6%
443,606		Burlington Northern Santa Fe Corp.	32,742,559
308,012		FedEx Corp.	33,456,263
232,971		Union Pacific Corp.	21,437,991

			87,636,813

		Total Common Stock (Cost $694,622,000)	911,587,695

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 28.0%
	U.S. Government Agency Obligations: 0.2%
$1,721,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$1,720,560

	Total U.S. Government Agency Obligations (Cost $1,720,560)	1,720,560

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 27.8%
$253,613,412	The Bank of New York Institutional Cash Reserves Fund	$253,613,412

	Total Securities Lending Collateral (Cost $253,613,412)	253,613,412

	Total Short-Term Investments (Cost $255,333,972)	255,333,972

Total Investments in Securities (Cost $949,955,972)*	127.8%	$1,166,921,667
Other Assets and Liabilities-Net	(27.8)	(253,582,966)

Net Assets	100.0%	$913,338,701

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $950,748,249.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$224,582,416
Gross Unrealized Depreciation	(8,408,998)

Net Unrealized Appreciation	$216,173,418

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 98.3%
		Australia: 4.4%
126,465		CSL Ltd.	$6,508,992
159,806		Macquarie Bank Ltd.	9,932,826

			16,441,818

		Austria: 2.9%
143,965		Erste Bank der Oesterreichischen Sparkassen AG	11,022,984

			11,022,984

		Brazil: 2.8%
145,286	@	Gafisa SA	2,171,980
90,058		Uniao de Bancos Brasileiros SA GDR	8,371,792

			10,543,772

		Canada: 1.9%
80,649	L	Canadian National Railway Co.	3,470,326
84,518		Shoppers Drug Mart Corp.	3,630,328

			7,100,654

		China: 2.7%
16,622,000	@	Industrial & Commercial Bank of China	10,321,569

			10,321,569

		France: 9.8%
201,618		AXA SA	8,127,499
126,479		JC Decaux SA	3,602,749
70,677		LVMH Moet Hennessy Louis Vuitton SA	7,434,869
25,657		Vallourec	7,414,507
138,686		Veolia Environnement	10,576,728

			37,156,352

		Germany: 4.6%
104,038		Continental AG	12,067,556
102,712		SAP AG	5,457,888

			17,525,444

		Hong Kong: 8.0%
811,000		China Mobile Ltd.	6,990,780
41,632	L	CNOOC Ltd.	3,939,636
1,026,000		Esprit Holdings Ltd.	11,428,064
170,167	L	Melco Pbl Entertainment ADR	3,617,750
1,586,000		Shangri-La Asia Ltd.	4,079,871

			30,056,101

		India: 1.3%
116,287		ICICI Bank Ltd. ADR	4,853,819

			4,853,819

		Italy: 3.8%
994,000		Banca Intesa S.p.A.	7,655,151
288,770		Sanpaolo IMI S.p.A.	6,701,361

			14,356,512

		Japan: 11.3%
67,900		Advantest Corp.	3,892,539
133,486		Daikin Industries Ltd.	4,635,856
947,000		Marubeni Corp.	4,797,941
466,000	@	Mitsui Trust Holdings, Inc.	5,323,907
169,000		Nippon Electric Glass Co., Ltd.	3,543,699
136,526		Sega Sammy Holdings, Inc.	3,670,059
181,800		Toyota Motor Corp.	12,167,329
55,000		Yamada Denki Co., Ltd.	4,668,474

			42,699,804

		Mexico: 6.7%
275,761		America Movil SA de CV	12,469,912
311,796	@	Cemex SA de CV ADR	10,563,648
475,900		Wal-Mart de Mexico SA de CV	2,093,819

			25,127,379

		Singapore: 1.0%
956,000		CapitaLand Ltd.	3,847,055

			3,847,055

		South Korea: 2.6%
30,099	#	Samsung Electronics Co., Ltd. GDR	9,919,724

			9,919,724

		Sweden: 3.2%
297,686	L	Telefonaktiebolaget LM Ericsson ADR	11,975,908

			11,975,908

		Switzerland: 13.8%
333,377		ABB Ltd.	5,969,969
81,603		Lonza Group AG	7,033,752
20,305		Nestle SA	7,202,329
81,702		Roche Holding AG	14,617,597
33,486		Syngenta AG	6,220,373
185,088		UBS AG	11,201,103

			52,245,123

		Taiwan: 1.4%
482,198		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,270,424

			5,270,424

		United Kingdom: 16.1%
214,250	@	Acergy SA	4,087,452
1,578,810		BAE Systems PLC	13,125,555
376,029		Diageo PLC	7,388,091
969,158		Man Group PLC	9,892,264
254,589		Northern Rock PLC	5,853,526
120,642		Reckitt Benckiser PLC	5,503,339
187,636		Royal Bank of Scotland Group PLC	7,302,453
960,089		Tesco PLC	7,587,023

			60,739,703

		Total Common Stock (Cost $318,762,007)	371,204,145

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 3.3%
	U.S. Government Agency Obligations: 1.6%
$6,278,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$6,276,395

	Total U.S. Government Agency Obligations (Cost $6,276,395)	6,276,395

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 1.7%
$6,329,319	The Bank of New York Institutional Cash Reserves Fund	$6,329,319

	Total Securities Lending Collateral (Cost $6,329,319)	6,329,319

	Total Short-Term Investments (Cost $12,605,714)	12,605,714

Total Investments in Securities (Cost $331,367,721)*	101.6%	$383,809,859
Other Assets and Liabilities-Net	(1.6)	(5,950,409)

Net Assets	100.0%	$377,859,450

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/ Trustees (note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $334,356,223.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$52,193,731
Gross Unrealized Depreciation	(2,740,095)

Net Unrealized Appreciation	$49,453,636

Percentage of
Industry	Net Assets

Advertising	1.0%
Aerospace/ Defense	3.5
Auto Manufacturers	3.2
Auto Parts & Equipment	3.2
Banks	17.8
Beverages	2.0
Building Materials	4.0
Chemicals	3.5
Distribution/ Wholesale	4.3
Diversified Financial Services	8.2
Electronics	2.0
Engineering & Construction	1.6
Food	3.9
Holding Companies — Diversified	2.0
Home Builders	0.6
Household Products/ Wares	1.5
Insurance	2.2
Leisure Time	1.0
Lodging	2.0
Metal Fabricate/ Hardware	2.0
Oil & Gas	1.0
Oil & Gas Services	1.1
Pharmaceuticals	5.6
Real Estate	1.0
Retail	2.7
Semiconductors	4.0
Software	1.4
Telecommunications	8.3
Transportation	0.9
Water	2.8
Short-Term Investments	3.3
Other Assets and Liabilities — Net	(1.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 60.4%
		Advertising: 0.2%
222,100	@@	WPP Group PLC	$2,997,295

			2,997,295

		Aerospace/ Defense: 2.1%
193,980		Lockheed Martin Corp.	17,859,739
96,470		Northrop Grumman Corp.	6,531,019
142,610		United Technologies Corp.	8,915,977

			33,306,735

		Agriculture: 1.8%
338,840	S	Altria Group, Inc.	29,079,249

			29,079,249

		Apparel: 0.4%
10,716	@	Hanesbrands, Inc.	253,112
69,880	L	Nike, Inc.	6,920,216

			7,173,328

		Auto Parts & Equipment: 0.3%
58,580	L	Johnson Controls, Inc.	5,033,194

			5,033,194

		Banks: 5.4%
595,570		Bank of America Corp.	31,797,482
586,040		Bank of New York Co., Inc.	23,072,395
24,370		Capital One Financial Corp.	1,872,103
185,640	L	Mellon Financial Corp.	7,824,726
155,200	L	PNC Financial Services Group, Inc.	11,491,008
136,630	L	SunTrust Banks, Inc.	11,538,404

			87,596,118

		Beverages: 1.0%
64,340		Coca-Cola Co.	3,104,405
309,317	@@	Diageo PLC	6,077,356
29,830	L	Molson Coors Brewing Co.	2,280,205
70,470		PepsiCo, Inc.	4,407,899

			15,869,865

		Biotechnology: 1.0%
195,750	@,L	Amgen, Inc.	13,371,683
33,300	@,L	Millipore Corp.	2,217,780

			15,589,463

		Building Materials: 1.3%
674,900		Masco Corp.	20,159,266

			20,159,266

		Chemicals: 1.3%
70,320		Air Products & Chemicals, Inc.	4,942,090
57,270		Dow Chemical Co.	2,287,364
101,160		PPG Industries, Inc.	6,495,484
33,050		Praxair, Inc.	1,960,857
25,840	L	Sherwin-Williams Co.	1,642,907
22,060	@@	Syngenta AG	4,097,874

			21,426,576

		Commercial Services: 0.2%
102,400	@@	Accenture Ltd.	3,781,632

			3,781,632

		Computers: 0.3%
134,710		Hewlett-Packard Co.	5,548,705

			5,548,705

		Cosmetics/ Personal Care: 0.6%
173,330	L	Alberto-Culver Co.	3,717,929
158,630		Estee Lauder Cos., Inc.	6,475,277

			10,193,206

		Distribution/ Wholesale: 0.3%
61,040		WW Grainger, Inc.	4,269,138

			4,269,138

		Diversified Financial Services: 7.1%
96,420	S	American Express Co.	5,849,801
450,416		Citigroup, Inc.	25,088,171
76,170	L	Countrywide Financial Corp.	3,233,417
177,310		Fannie Mae	10,530,441
48,850		Franklin Resources, Inc.	5,381,805
23,020		Freddie Mac	1,563,058
45,270		Goldman Sachs Group, Inc.	9,024,575
515,430		JPMorgan Chase & Co.	24,895,269
94,690		Lehman Brothers Holdings, Inc.	7,397,183
67,770		Merrill Lynch & Co., Inc.	6,309,387
59,020		Morgan Stanley	4,805,999
44,400	L	SLM Corp.	2,165,388
70,125	@@	UBS AG	4,243,805
58,970	@@	UBS AG (U.S. Denominated Security)	3,557,660

			114,045,959

		Electric: 2.9%
107,540	L	Dominion Resources, Inc.	9,016,154
54,840		Edison International	2,494,123
23,520	L	Entergy Corp.	2,171,366
42,440		FirstEnergy Corp.	2,559,132
362,850	L	FPL Group, Inc.	19,746,297
55,400	@,L	NRG Energy, Inc.	3,102,954
22,670		PPL Corp.	812,493
61,580		Public Service Enterprise Group, Inc.	4,087,680
41,060		TXU Corp.	2,225,863

			46,216,062

		Environmental Control: 0.1%
112,010	@	Nalco Holding Co.	2,291,725

			2,291,725

		Food: 1.1%
26,740		General Mills, Inc.	1,540,224
127,340		Kellogg Co.	6,374,640
64,550		Kroger Co.	1,489,169
15,657	@@	Nestle SA	5,553,650
205,100	L	Tyson Foods, Inc.	3,373,895

			18,331,578

		Forest Products & Paper: 0.7%
305,850	L	Bowater, Inc.	6,881,625
45,320	L	International Paper Co.	1,545,412
53,530	@	Jefferson Smurfit Corp. US	565,277
73,160		MeadWestvaco Corp.	2,199,190

			11,191,504

		Hand/ Machine Tools: 0.0%
3,560	@@	Finning International, Inc.	145,892

			145,892

		Healthcare — Products: 1.5%
374,350	@	Boston Scientific Corp.	6,431,333
272,600		Johnson & Johnson	17,997,052

			24,428,385

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Healthcare — Services: 0.7%
554,820	@,L	Tenet Healthcare Corp.	$3,867,095
17,200		UnitedHealth Group, Inc.	924,156
84,290	@	WellPoint, Inc.	6,632,780

			11,424,031

		Home Builders: 0.2%
65,000	L	D.R. Horton, Inc.	1,721,850
25,500	@,L	Toll Brothers, Inc.	821,865

			2,543,715

		Insurance: 5.1%
92,690	L	Aflac, Inc.	4,263,740
297,240	S	Allstate Corp.	19,353,296
39,100		Chubb Corp.	2,068,781
487,090	@,L	Conseco, Inc.	9,732,058
580,250		Genworth Financial, Inc.	19,850,353
87,140		Hartford Financial Services Group, Inc.	8,131,033
161,270	L	Metlife, Inc.	9,516,543
183,090		St. Paul Travelers Cos., Inc.	9,830,102

			82,745,906

		Internet: 0.4%
301,360	@,L	Symantec Corp.	6,283,356

			6,283,356

		Investment Companies: 0.1%
57,490	@,@@	KKR Private Equity Investors LP	1,313,647

			1,313,647

		Machinery — Diversified: 1.0%
120,940		Deere & Co.	11,497,766
69,810		Rockwell Automation, Inc.	4,263,995

			15,761,761

		Media: 2.0%
226,494	L	CBS Corp.	7,062,083
67,880	L	EW Scripps Co.	3,389,927
22,345	@,L	Idearc, Inc.	640,184
574,900	L	New York Times Co.	14,004,564
76,200	L	Time Warner, Inc.	1,659,636
106,450	@,L	Viacom, Inc.	4,367,644
39,270		Walt Disney Co.	1,345,783

			32,469,821

		Mining: 0.1%
104,370	@@	BHP Billiton PLC	1,911,323

			1,911,323

		Miscellaneous Manufacturing: 2.6%
31,980		3M Co.	2,492,201
6,980		Cooper Industries Ltd.	631,201
288,230		General Electric Co.	10,725,038
13,580		Illinois Tool Works, Inc.	627,260
271,440	L	Pall Corp.	9,378,252
597,580	@@,L	Tyco International Ltd.	18,166,432

			42,020,384

		Oil & Gas: 6.9%
201,610	L	Apache Corp.	13,409,081
82,009	L	Chevron Corp.	6,030,122
93,880		ConocoPhillips	6,754,666
243,850	L	Devon Energy Corp.	16,357,458
30,580		EOG Resources, Inc.	1,909,721
294,094		ExxonMobil Corp.	22,536,423
119,100	L	GlobalSantaFe Corp.	7,000,698
259,870		Hess Corp.	12,881,756
98,070	L	Noble Corp.	7,468,031
23,200	@@	Royal Dutch Shell PLC ADR	1,642,328
32,500		Sunoco, Inc.	2,026,700
174,350	@@,L	Total SA ADR	12,539,252

			110,556,236

		Packaging & Containers: 1.0%
842,090	@,L	Owens-Illinois, Inc.	15,536,561

			15,536,561

		Pharmaceuticals: 2.3%
38,360	S	Abbott Laboratories	1,868,516
50,400		Caremark Rx, Inc.	2,878,344
134,910	L	Eli Lilly & Co.	7,028,811
79,510		Merck & Co., Inc.	3,466,636
200,400	@,@@, L	Warner Chilcott Ltd.	2,769,528
384,630		Wyeth	19,585,360

			37,597,195

		Pipelines: 0.6%
17,730		Questar Corp.	1,472,477
339,270		Williams Cos., Inc.	8,861,732

			10,334,209

		Retail: 1.4%
133,500	L	CVS Corp.	4,126,485
231,410	L	Federated Department Stores, Inc.	8,823,663
135,870		OfficeMax, Inc.	6,745,946
192,230	@	Sally Beauty Holdings, Inc.	1,499,394
32,600		Wal-Mart Stores, Inc.	1,505,468

			22,700,956

		Savings & Loans: 0.4%
356,950	L	New York Community Bancorp., Inc.	5,746,895

			5,746,895

		Semiconductors: 0.4%
14,760		Analog Devices, Inc.	485,161
34,600	L	Applied Materials, Inc.	638,370
274,230		Intel Corp.	5,553,158

			6,676,689

		Software: 1.0%
1,319,670	@	Compuware Corp.	10,992,851
272,580	@	Oracle Corp.	4,672,021

			15,664,872

		Telecommunications: 3.7%
143,176		AT&T, Inc.	5,118,542
162,050	@	Cisco Systems, Inc.	4,428,827
80,780		Embarq Corp.	4,245,797
596,466	@,@@, L	Nortel Networks Corp.	15,943,536
250,200	@,L	Qwest Communications International, Inc.	2,094,174
244,880		Sprint Nextel Corp.	4,625,783
38,500	@@	TELUS Corp.	1,766,943
11,500	@@	TELUS Corp. — Non Vote	513,094
486,810		Verizon Communications, Inc.	18,128,804
118,815	@@,L	Vodafone Group PLC ADR	3,300,681

			60,166,181

		Toys/ Games/ Hobbies: 0.3%
36,000		Hasbro, Inc.	981,000
188,860		Mattel, Inc.	4,279,568

			5,260,568

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Transportation: 0.6%
70,030		Burlington Northern Santa Fe Corp.	$5,168,914
4,790		Con-way, Inc.	210,952
100,330	L	Norfolk Southern Corp.	5,045,596

			10,425,462

		Total Common Stock (Cost $826,395,661)	975,814,643

Principal
Amount			Value

CORPORATE BONDS/ NOTES: 9.4%
		Aerospace/ Defense: 0.0%
$32,000	C	Raytheon Co., 6.150%, due 11/01/08	$32,423

			32,423

		Auto Parts & Equipment: 0.1%
1,329,000	C	Johnson Controls, Inc., 5.500%, due 01/15/16	1,305,361

			1,305,361

		Banks: 1.2%
849,000	L	Bank of America Corp., 5.375%, due 06/15/14	849,998
1,700,000	#,I	Bank of America Corp., 5.490%, due 03/15/19	1,675,367
1,210,000		Capital One Financial Corp., 6.150%, due 09/01/16	1,253,671
1,200,000	@@,#, C	DBS Capital Funding Corp., 7.657%, due 03/31/49	1,291,690
759,000	@@,#, C,L	HBOS Capital Funding LP, 6.071%, due 06/30/49	770,741
816,000	@@,#, C	Nordea Bank AB, 5.424%, due 04/20/55	783,988
1,280,000	L	UBS AG, 5.875%, due 07/15/16	1,325,376
1,584,000	#,C	Unicredito Italiano Capital Trust II, 9.200%, due 10/29/49	1,778,848
2,761,000		Wachovia Corp., 5.250%, due 08/01/14	2,731,579
2,400,000		Wells Fargo & Co., 4.750%, due 02/09/15	2,301,569
2,010,000		Wells Fargo & Co., 5.750%, due 05/16/16	2,062,288
2,056,000	@@,#, C,L	Woori Bank, 6.125%, due 05/03/16	2,101,528

			18,926,643

		Beverages: 0.2%
1,600,000	@@	Diageo Finance BV, 5.500%, due 04/01/13	1,598,986
2,292,000	#,C	Miller Brewing Co., 5.500%, due 08/15/13	2,269,662

			3,868,648

		Building Materials: 0.0%
47,000	C	CRH America, Inc., 6.950%, due 03/15/12	49,733
630,000	@@,C, L	Lafarge SA, 6.500%, due 07/15/16	658,964

			708,697

		Commercial Services: 0.1%
1,810,000	#,C,I	Western Union Co., 5.400%, due 11/17/11	1,786,682

			1,786,682

		Diversified Financial Services: 2.0%
1,860,000	L	American Express Co., 5.500%, due 09/12/16	1,878,295
1,704,000	#,C	BAE Systems Holdings, Inc., 5.200%, due 08/15/15	1,625,892
2,209,000	C,L	Boeing Capital Corp., 6.500%, due 02/15/12	2,331,655
2,788,000		Citigroup, Inc., 5.000%, due 09/15/14	2,726,483
1,507,000		Countrywide Financial Corp., 6.250%, due 05/15/16	1,538,689
1,301,000	L	Credit Suisse First Boston USA, Inc., 4.125%, due 01/15/10	1,263,081
1,067,000		Credit Suisse First Boston USA, Inc., 4.875%, due 08/15/10	1,056,255
860,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	855,983
381,000		General Electric Capital Corp., 5.450%, due 01/15/13	385,135
1,332,000	C,L	General Electric Capital Corp., 6.750%, due 03/15/32	1,530,435
342,000		General Electric Capital Corp., 8.750%, due 05/21/07	346,354
1,260,000		Goldman Sachs Group, Inc., 5.700%, due 09/01/12	1,284,770
1,245,000	L	HSBC Finance Corp., 5.250%, due 01/14/11	1,246,150
294,000	L	Lehman Brothers Holdings, Inc., 5.500%, due 04/04/16	294,488
986,000		Lehman Brothers Holdings, Inc., 8.250%, due 06/15/07	998,849
1,652,000		Merrill Lynch & Co., Inc., 5.450%, due 07/15/14	1,663,361
1,070,000	C	Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	1,109,470
1,640,000	@@,#, C,L	Mizuho Capital Investment 1 Ltd., 6.686%, due 01/25/49	1,657,510
1,018,000		Morgan Stanley, 4.750%, due 04/01/14	974,803
100,000	C	Morgan Stanley, 5.750%, due 10/18/16	101,656
1,189,000	C	Morgan Stanley, 6.750%, due 04/15/11	1,257,906
1,274,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	1,295,268
386,000	#,C	Natexis Ambs Co., LLC, 8.440%, due 12/29/49	402,112
1,800,000	@@	Orix Corp., 5.480%, due 11/22/11	1,798,812
1,710,000	C	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	1,773,814
1,253,000	@@	UFJ Finance Aruba AEC, 6.750%, due 07/15/13	1,338,931

			32,736,157

		Electric: 0.9%
1,454,000	C	Dominion Resources, Inc., 5.150%, due 07/15/15	1,410,757
722,928	C,L	Entergy Louisiana, LLC, 8.090%, due 01/02/17	729,506
1,538,000	C	Exelon Generation Co., LLC, 6.950%, due 06/15/11	1,621,778
1,848,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	1,929,116
726,000	C	Midamerican Energy Holdings Co., 3.500%, due 05/15/08	708,105
342,000	C	Midamerican Energy Holdings Co., 5.875%, due 10/01/12	348,559
1,204,000	C,L	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	1,217,833
369,000	C	Midamerican Funding, LLC, 6.927%, due 03/01/29	410,828

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Electric (continued)
$339,000	C,L	Pacific Gas & Electric Co., 4.800%, due 03/01/14	$325,423
831,000	C	Progress Energy, Inc., 7.100%, due 03/01/11	903,457
723,000	C	PSEG Power, LLC, 5.500%, due 12/01/15	708,870
554,000	C	PSEG Power, LLC, 6.950%, due 06/01/12	586,343
717,532	#,C	System Energy Resources, Inc., 5.129%, due 01/15/14	701,646
1,255,000	C	TXU Electric Delivery Co., 7.000%, due 09/01/22	1,353,221
1,229,000	C,L	TXU Energy Co., LLC, 7.000%, due 03/15/13	1,287,586

			14,243,028

		Environmental Control: 0.1%
765,000	C	Waste Management, Inc., 7.000%, due 07/15/28	823,370
1,061,000	C	Waste Management, Inc., 7.375%, due 08/01/10	1,129,479

			1,952,849

		Forest Products & Paper: 0.0%
584,000	C	MeadWestvaco Corp., 6.800%, due 11/15/32	557,021

			557,021

		Government Trust Certificates: 0.0%
694,000	@@	Israel Aid Bond, 4.625%, due 06/15/13	661,292

			661,292

		Hand/ Machine Tools: 0.1%
1,240,000	C	Kennametal, Inc., 7.200%, due 06/15/12	1,307,291

			1,307,291

		Healthcare — Products: 0.1%
1,284,000	C	Baxter International, Inc., 5.900%, due 09/01/16	1,321,450

			1,321,450

		Healthcare — Services: 0.1%
1,107,000	C,L	HCA, Inc., 6.950%, due 05/01/12	1,051,650
285,000	C	HCA, Inc., 8.750%, due 09/01/10	297,825

			1,349,475

		Household Products/ Wares: 0.1%
1,371,000	C	Fortune Brands, Inc., 5.125%, due 01/15/11	1,346,555

			1,346,555

		Insurance: 0.4%
138,000	C	Allstate Corp., 5.550%, due 05/09/35	133,176
1,056,000	C	Allstate Corp., 6.125%, due 12/15/32	1,104,050
2,164,000	C,L	American International Group, Inc., 4.250%, due 05/15/13	2,031,888
1,350,000	C	American International Group, Inc., 5.050%, due 10/01/15	1,314,993
807,000	@@	ASIF II, 5.750%, due 02/16/09	815,461
475,000	C,L	Metlife, Inc., 6.500%, due 12/15/32	516,344

			5,915,912

		Lodging: 0.1%
1,507,000	C	Marriott International, Inc., 6.200%, due 06/15/16	1,522,481
901,000	#,C,I	Wyndham Worldwide Corp., 6.000%, due 12/01/16	886,780

			2,409,261

		Media: 0.5%
1,376,000	C,L	Cox Communications, Inc., 4.625%, due 06/01/13	1,296,499
1,291,000	C	Hearst-Argyle Television, Inc., 7.500%, due 11/15/27	1,337,297
791,000		News America Holdings, 8.500%, due 02/23/25	938,482
383,000	W	News America, Inc., 6.200%, due 12/15/34	370,878
1,263,000	C	Viacom, Inc., 6.625%, due 05/15/11	1,305,741
1,043,000	C	Walt Disney Co., 5.625%, due 09/15/16	1,052,206
1,615,000		Walt Disney Co., 6.375%, due 03/01/12	1,694,432

			7,995,535

		Mining: 0.1%
1,300,000	@@,C	Vale Overseas, Ltd., 6.250%, due 01/23/17	1,312,410

			1,312,410

		Oil & Gas: 0.5%
710,000	C	Anadarko Petroleum Corp., 5.950%, due 09/15/16	712,785
1,752,000	C	Devon OEI Operating, Inc., 7.250%, due 10/01/11	1,871,092
1,000,000	@@,C	Nexen, Inc., 5.875%, due 03/10/35	939,182
130,000	C	Ocean Energy, Inc., 4.375%, due 10/01/07	129,003
194,000		Pemex Project Funding Master Trust, 8.625%, due 02/01/22	240,269
870,000	@@,#, C,L	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, due 09/30/16	873,920
1,050,000	C,L	Valero Energy Corp., 6.875%, due 04/15/12	1,111,403
1,620,000	C	XTO Energy, Inc., 5.650%, due 04/01/16	1,604,351

			7,482,005

		Oil & Gas Services: 0.1%
964,000	C	Halliburton Co., 5.500%, due 10/15/10	963,099

			963,099

		Pharmaceuticals: 0.3%
1,350,000	C	Allergan, Inc., 5.750%, due 04/01/16	1,367,723
1,606,000	C	Cardinal Health, Inc., 5.850%, due 12/15/17	1,600,167
1,350,000	C	Wyeth, 5.500%, due 03/15/13	1,360,503

			4,328,393

		Pipelines: 0.2%
661,000	C	Centerpoint Energy, Inc., 7.875%, due 04/01/13	734,300
744,000	C	Duke Capital, LLC, 8.000%, due 10/01/19	866,742
271,000	C	Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	258,510

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Pipelines (continued)
$1,421,000	C	Kinder Morgan Energy Partners LP, 6.750%, due 03/15/11	$1,479,873
11,000	C	Kinder Morgan Energy Partners LP, 7.400%, due 03/15/31	12,076
400,000	C	Kinder Morgan Energy Partners LP, 7.750%, due 03/15/32	456,876

			3,808,377

		Real Estate: 0.3%
2,407,000	C	EOP Operating LP, 6.800%, due 01/15/09	2,488,441
54,000	C,L	EOP Operating LP, 8.100%, due 08/01/10	59,547
1,938,000	#,C	Socgen Real Estate Co., LLC, 7.640%, due 12/29/49	1,968,305

			4,516,293

		Real Estate Investment Trusts: 0.6%
327,000	C,L	Boston Properties, Inc., 5.000%, due 06/01/15	314,876
1,570,000	C	HRPT Properties Trust, 6.250%, due 08/15/16	1,621,198
820,000	C	Kimco Realty Corp., 5.783%, due 03/15/16	831,924
45,000	C	Kimco Realty Corp., 6.000%, due 11/30/12	46,373
1,568,000	C,L	Prologis, 5.750%, due 04/01/16	1,580,378
694,000	C	Simon Property Group LP, 5.100%, due 06/15/15	676,106
1,125,000	C	Simon Property Group LP, 6.375%, due 11/15/07	1,133,902
397,000	C	Vornado Realty LP, 4.750%, due 12/01/10	385,391
2,471,000	C	Vornado Realty Trust, 5.625%, due 06/15/07	2,469,631

			9,059,779

		Regional (state/province): 0.1%
1,800,000	@@	Province of Ontario, 5.000%, due 10/18/11	1,799,183

			1,799,183

		Retail: 0.4%
650,000	C	CVS Corp., 5.750%, due 08/15/11	658,477
910,000	C,L	CVS Corp., 6.125%, due 08/15/16	940,636
1,450,000	C,L	Federated Retail Holding, 5.900%, due 12/01/16	1,450,435
1,100,000	C	Home Depot, Inc., 5.400%, due 03/01/16	1,077,767
1,506,000	C	Limited Brands, 5.250%, due 11/01/14	1,433,132
1,706,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	1,572,168

			7,132,615

		Telecommunications: 0.7%
1,181,000	C,L	BellSouth Corp., 6.550%, due 06/15/34	1,214,565
594,000	C	Cingular Wireless, LLC, 6.500%, due 12/15/11	623,075
1,163,000	C	Cisco Systems, Inc., 5.500%, due 02/22/16	1,165,812
1,280,000	C	SBC Communications, Inc., 6.150%, due 09/15/34	1,263,100
2,557,000	C	TCI Communications Finance, 9.650%, due 03/31/27	2,698,036
609,000	@@,C	Telecom Italia Capital SA, 5.250%, due 11/15/13	581,496
600,000	@@,C	Telefonica Europe BV, 7.750%, due 09/15/10	644,944
3,298,000	C	Verizon New York, Inc., 6.875%, due 04/01/12	3,422,836

			11,613,864

		Transportation: 0.1%
588,000	C,L	CSX Corp., 6.750%, due 03/15/11	617,958
401,000	C	Union Pacific Corp., 6.125%, due 01/15/12	413,553

			1,031,511

		Total Corporate Bonds/Notes (Cost $151,660,131)	151,471,809

U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.3%
		Federal Home Loan Bank: 0.1%
990,000	C	3.900%, due 02/25/08	976,217

			976,217

		Federal Home Loan Mortgage Corporation: 3.7%
2,015,351		4.500%, due 08/01/18	1,947,685
1,749,614		4.500%, due 11/01/18	1,690,870
2,829,240		4.500%, due 01/01/19	2,734,247
77,306		4.500%, due 03/01/19	74,613
150,638		4.500%, due 02/01/20	145,391
1,376,735		4.500%, due 04/01/35	1,290,975
59,296		5.000%, due 12/01/17	58,453
115,971		5.000%, due 03/01/18	114,229
1,986,054		5.000%, due 05/01/18	1,956,229
1,768,553		5.000%, due 02/01/19	1,740,058
3,736,094		5.000%, due 09/01/33	3,612,429
1,882,585		5.000%, due 11/01/33	1,820,272
714,965		5.000%, due 03/01/34	690,815
489,046		5.000%, due 04/01/34	472,527
590,897		5.000%, due 05/01/35	570,529
1,233,051		5.000%, due 07/01/35	1,190,547
1,891,676		5.000%, due 08/01/35	1,826,469
873,313		5.000%, due 09/01/35	843,210
4,291,179		5.000%, due 10/01/35	4,143,261
720,549		5.500%, due 01/01/19	720,902
62,440		5.500%, due 04/01/19	62,539
48,986		5.500%, due 06/01/19	49,010
167,251		5.500%, due 07/01/19	167,333
144,611		5.500%, due 08/01/19	144,682
21,530		5.500%, due 12/01/19	21,541
20,365		5.500%, due 02/01/20	20,354
693,890		5.500%, due 10/01/21	693,543
1,345,532		5.500%, due 06/01/25	1,338,512
615,276		5.500%, due 07/01/25	612,066
974,576		5.500%, due 08/01/25	969,491
964,550		5.500%, due 09/01/25	959,518
2,916,831		5.500%, due 05/01/33	2,889,842
2,526,550		5.500%, due 12/01/33	2,503,172
3,447,805		5.500%, due 01/01/34	3,415,903
343,542		5.500%, due 04/01/34	340,213
1,138,814		5.500%, due 10/01/34	1,127,777
221,276		5.500%, due 11/01/34	219,131
164,364		5.500%, due 05/01/35	162,633
843,470		5.500%, due 07/01/35	834,587
483,502		5.500%, due 09/01/35	478,410
150,207		6.000%, due 04/01/16	152,426
244,493		6.000%, due 04/01/17	248,056
140,632		6.000%, due 07/01/17	142,682
183,713		6.000%, due 10/01/17	186,390
1,930,241		6.000%, due 08/01/19	1,956,548
300,850		6.000%, due 09/01/19	304,950
486,492		6.000%, due 05/01/21	493,192
1,185,389		6.000%, due 02/01/23	1,202,217

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Federal Home Loan Mortgage Corporation (continued)
$412,290		6.000%, due 12/01/25	$417,236
402,614		6.000%, due 02/01/26	407,444
283,949		6.000%, due 04/01/34	286,348
44,409		6.000%, due 05/01/34	44,784
1,033,677		6.000%, due 07/01/34	1,042,412
3,425,293		6.000%, due 08/01/34	3,454,238
305,264		6.000%, due 09/01/34	307,843
347,439		6.000%, due 07/01/35	350,196
815,772		6.000%, due 08/01/35	822,244
584,917		6.000%, due 03/01/36	589,426
209,570		6.500%, due 05/01/34	213,725
305,070		6.500%, due 06/01/34	311,118
1,324,411		6.500%, due 08/01/34	1,350,667
378,355		6.500%, due 10/01/34	386,974

			59,325,084

		Federal National Mortgage Association: 10.6%
2,202,000	C	3.000%, due 03/02/07	2,194,192
151,955		4.010%, due 08/01/13	142,939
565,535		4.019%, due 08/01/13	532,782
702,388		4.500%, due 04/01/18	679,464
1,475,234		4.500%, due 06/01/18	1,427,085
968,253		4.500%, due 07/01/18	936,652
1,247,883		4.500%, due 03/01/19	1,205,673
1,099,721		4.500%, due 04/01/20	1,062,523
358,370		4.500%, due 05/01/20	345,867
527,737		4.500%, due 02/01/35	495,416
2,049,116		4.500%, due 03/01/35	1,921,432
1,331,210		4.519%, due 05/01/14	1,282,756
153,925		4.621%, due 04/01/13	149,844
376,592		4.630%, due 04/01/14	363,130
792,663		4.780%, due 12/01/12	778,241
21,818		4.845%, due 06/01/13	21,337
451,053		4.848%, due 08/01/14	442,536
455,322		4.880%, due 03/01/20	449,313
2,298,351		4.925%, due 04/01/15	2,262,714
240,000		4.940%, due 08/01/15	233,369
934,332		5.000%, due 11/01/17	921,722
3,902,824		5.000%, due 02/01/18	3,850,151
184,224		5.000%, due 06/01/18	181,571
2,138,346		5.000%, due 12/01/18	2,102,364
1,818,020		5.000%, due 07/01/19	1,789,795
767,325		5.000%, due 09/01/19	755,412
125,521		5.000%, due 11/01/19	123,572
578,595		5.000%, due 05/01/20	568,999
893,351		5.000%, due 07/01/20	878,536
1,336,955		5.000%, due 03/01/34	1,293,413
512,923		5.000%, due 05/01/34	495,987
698,603		5.000%, due 06/01/34	675,536
549,446		5.000%, due 08/01/34	531,304
1,509,126		5.000%, due 09/01/34	1,459,298
302,643		5.000%, due 11/01/34	292,650
271,098		5.000%, due 12/01/34	262,147
1,888,487		5.000%, due 06/01/35	1,829,442
5,145,124		5.000%, due 07/01/35	4,970,470
1,616,958		5.000%, due 08/01/35	1,562,070
855,000		5.250%, due 04/15/07	855,236
318,489		5.471%, due 11/01/15	324,537
1,207,038		5.500%, due 11/01/17	1,210,296
18,723		5.500%, due 12/01/17	18,773
520,928		5.500%, due 01/01/18	522,334
1,136,917		5.500%, due 02/01/18	1,139,444
42,649		5.500%, due 12/01/18	42,743
493,919		5.500%, due 01/01/19	495,017
815,974		5.500%, due 06/01/19	816,817
1,764,294		5.500%, due 07/01/19	1,766,114
826,017		5.500%, due 08/01/19	826,869
1,137,070		5.500%, due 09/01/19	1,138,245
179,863		5.500%, due 11/01/19	180,049
339,695		5.500%, due 12/01/19	340,046
47,822		5.500%, due 04/01/20	47,828
827,486		5.500%, due 05/01/25	822,694
562,261		5.500%, due 06/01/25	559,005
1,781,171		5.500%, due 02/01/33	1,763,571
170,295		5.500%, due 03/01/33	168,647
25,116		5.500%, due 05/01/33	24,868
2,638,781		5.500%, due 06/01/33	2,612,707
5,648,845		5.500%, due 07/01/33	5,593,028
2,754,846		5.500%, due 11/01/33	2,727,625
441,598		5.500%, due 12/01/33	437,235
1,763,377		5.500%, due 01/01/34	1,745,953
2,248,779		5.500%, due 02/01/34	2,226,145
242,277		5.500%, due 03/01/34	239,820
720,742		5.500%, due 04/01/34	713,240
2,697,630		5.500%, due 05/01/34	2,669,552
501,006		5.500%, due 06/01/34	495,791
4,417,688		5.500%, due 07/01/34	4,371,709
1,390,039		5.500%, due 08/01/34	1,375,571
6,219,978		5.500%, due 09/01/34	6,155,237
4,922,801		5.500%, due 10/01/34	4,871,563
8,617,192		5.500%, due 11/01/34	8,527,502
3,604,343		5.500%, due 12/01/34	3,566,828
2,443,907		5.500%, due 01/01/35	2,418,062
1,067,829		5.500%, due 02/01/35	1,056,117
4,144,728		5.500%, due 03/01/35	4,098,683
1,407,627		5.500%, due 04/01/35	1,391,989
43,879		5.500%, due 05/01/35	43,392
1,115,813		5.500%, due 07/01/35	1,103,417
1,473,411		5.500%, due 08/01/35	1,457,043
3,361,084		5.500%, due 09/01/35	3,323,745
74,054		5.500%, due 10/01/35	73,231
707,096		5.500%, due 04/01/36	699,241
1,340,000		5.722%, due 02/01/09	1,342,852
6,738,000	L	6.000%, due 05/15/08	6,816,801
70,758		6.000%, due 01/01/17	71,834
429,733		6.000%, due 02/01/17	436,263
793,789		6.000%, due 08/01/17	805,700
245,227		6.000%, due 03/01/18	248,906
2,330,847		6.000%, due 11/01/18	2,366,266
428,664		6.000%, due 01/01/21	434,835
604,331		6.000%, due 05/01/21	613,031
473,986		6.000%, due 11/01/25	479,373
63,206		6.000%, due 01/01/34	63,759
2,032,175		6.000%, due 03/01/34	2,048,123
4,126,320		6.000%, due 04/01/34	4,159,514
320,201		6.000%, due 05/01/34	322,700
3,855,066		6.000%, due 06/01/34	3,885,164
2,593,432		6.000%, due 07/01/34	2,613,680
2,992,811		6.000%, due 08/01/34	3,016,176
995,551		6.000%, due 10/01/34	1,006,156
349,575		6.000%, due 11/01/34	352,305
261,013		6.000%, due 04/01/35	263,051
93,053		6.000%, due 09/01/35	93,733
371,796		6.000%, due 10/01/35	374,511
1,129,924		6.000%, due 12/01/35	1,138,174
796,601		6.000%, due 02/01/36	802,350
1,245,915		6.000%, due 04/01/36	1,254,740
845,662		6.000%, due 07/01/36	851,652
244,481		6.330%, due 03/01/11	251,914
579,177		6.500%, due 06/01/31	593,118
70,497		6.500%, due 07/01/31	72,194
698,424		6.500%, due 09/01/31	715,234
410,797		6.500%, due 12/01/31	420,685
1,524,838		6.500%, due 07/01/32	1,560,265
1,306,921		6.500%, due 08/01/32	1,337,285
1,131,257		6.500%, due 01/01/33	1,157,540
179,700		6.500%, due 04/01/34	183,317
255,201		6.500%, due 06/01/34	260,337
1,132,148		6.500%, due 08/01/34	1,154,936
230,217		6.500%, due 03/01/36	234,630
378,379		6.500%, due 05/01/36	385,632
4,114,000	L	6.625%, due 09/15/09	4,286,311
3,186,000	L	6.625%, due 11/15/10	3,377,048
96,969		7.500%, due 02/01/30	101,233

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Federal National Mortgage Association (continued)
$286,576		7.500%, due 03/01/31	$298,254

			170,780,845

		Government National Mortgage Association: 0.9%
138,774		4.500%, due 07/20/33	130,325
27,256		4.500%, due 08/15/33	25,801
169,623		4.500%, due 09/15/33	160,568
705,920		4.500%, due 09/20/33	662,941
285,492		4.500%, due 12/20/34	267,811
126,488		5.000%, due 07/20/33	122,692
286,546		5.000%, due 03/15/34	278,957
830,861		5.000%, due 06/15/34	808,855
214,129		5.000%, due 10/15/34	208,458
1,106,850		5.500%, due 11/15/32	1,103,736
4,345,126		5.500%, due 05/15/33	4,330,617
1,141,250		5.500%, due 08/15/33	1,137,440
98,023		5.500%, due 09/15/34	97,643
29,474		5.500%, due 02/15/35	29,349
67,450		5.500%, due 04/20/35	66,994
119,006		5.500%, due 10/15/35	118,499
873,232		6.000%, due 09/15/32	886,893
50,742		6.000%, due 10/15/32	51,536
1,018,515		6.000%, due 04/15/33	1,034,027
30,737		6.000%, due 04/15/34	31,194
1,057,288		6.000%, due 07/15/34	1,072,993
334,069		6.000%, due 09/15/34	339,032
765,666		6.000%, due 11/20/34	775,126
485,899		6.000%, due 02/20/35	491,659
197,737		6.000%, due 04/20/35	200,081
505,876		6.500%, due 11/20/35	517,310
332,392		6.500%, due 02/20/36	339,895

			15,290,432

		Other U.S. Agency Obligations: 0.0%
410,000		FICO, 9.650%, due 11/02/18	573,841

			573,841

		Total U.S. Government Agency Obligations (Cost $250,988,590)	246,946,419

U.S. TREASURY OBLIGATIONS: 8.4%
		U.S. Treasury Bonds: 6.0%
6,410,000	L	3.000%, due 11/15/07	6,302,088
1,983,000	L	3.250%, due 08/15/07	1,962,165
1,982,000	L	3.500%, due 11/15/09	1,917,664
446,000	L	3.875%, due 02/15/13	426,993
2,003,000	L	4.250%, due 11/15/13	1,950,736
77,000	L	4.375%, due 05/15/07	76,832
2,270,000	L	4.500%, due 02/15/36	2,159,340
27,159,000	L	4.750%, due 11/15/08	27,132,493
16,011,000	L	5.375%, due 02/15/31	17,155,546
6,582,000	L	5.500%, due 02/15/08	6,620,571
17,691,000	L	5.625%, due 05/15/08	17,858,251
4,173,000	L	6.000%, due 02/15/26	4,734,077
6,097,000	L	6.250%, due 08/15/23	7,019,653
338,000	L	8.000%, due 11/15/21	448,167
1,183,000	C,L	10.375%, due 11/15/12	1,235,958

			97,000,534

		Treasury Inflation Protected Securities: 0.8%
5,989,000	L	2.000%, due 01/15/14	6,355,845
5,049,000		4.250%, due 01/15/10	6,375,807

			12,731,652

		U.S. Treasury Notes: 1.6%
11,332,000	L	5.125%, due 06/30/11	11,526,774
13,239,000	L	6.500%, due 02/15/10	13,911,819

			25,438,593

		Total U.S. Treasury Obligations (Cost $135,380,097)	135,170,779

ASSET-BACKED SECURITIES: 1.1%
		Automobile Asset-Backed Securities: 0.0%
34,275	C	Capital One Auto Finance Trust, 3.180%, due 09/15/10	33,927

			33,927

		Home Equity Asset-Backed Securities: 0.2%
1,420,000	#,C,I	Bayview Financial Revolving Mortgage Loan Trust, 6.150%, due 12/28/40	1,421,904
1,031,000	C	GMAC Mortgage Corp. Loan Trust, 5.805%, due 10/25/36	1,036,478
1,160,000	C	Residential Funding Mortgage Securities II, Inc., 532.000%, due 12/25/35	1,152,453

			3,610,835

		Other Asset-Backed Securities: 0.9%
54,193	C	Countrywide Asset-Backed Certificates, 4.575%, due 07/25/35	53,805
1,046,160	C	Countrywide Asset-Backed Certificates, 4.823%, due 08/25/35	1,039,390
880,000	C	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	881,925
689,505	C	Residential Asset Mortgage Products, Inc., 4.109%, due 01/25/35	680,657
763,734	C	Small Business Administration, 4.770%, due 04/01/24	747,138
1,097,520	C	Small Business Administration, 4.990%, due 09/01/24	1,085,793
1,167,251	C	Small Business Administration, 5.090%, due 10/01/25	1,158,061
3,719,706	C	Small Business Administration, 5.110%, due 08/01/25	3,697,159
1,218,039	C	Small Business Administration, 5.180%, due 05/01/24	1,218,055
872,143	C	Small Business Administration, 5.390%, due 12/01/25	879,365
2,591,786	+,C	Structured Asset Securities Corp., 4.670%, due 03/25/35	2,564,663

			14,006,011

		Total Asset-Backed Securities (Cost $17,749,813)	17,650,773

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.9%
1,650,000	C,L	Banc of America Commercial Mortgage, Inc., 4.857%, due 07/10/43	1,599,354
1,506,237	C	Banc of America Commercial Mortgage, Inc., 5.181%, due 09/10/47	1,497,053
1,069,472	C	Bear Stearns Commercial Mortgage Securities, 5.116%, due 02/11/41	1,055,884
41,414	#,C	BlackRock Capital Finance LP, 7.750%, due 09/25/26	40,491
156,508	C	Chase Commercial Mortgage Securities Corp., 7.543%, due 07/15/32	159,830

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

$1,914,366	C	Citigroup Commercial Mortgage Trust, 5.462%, due 10/15/49	$1,923,215
350,000	C	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.226%, due 07/15/44	349,583
1,900,000	C	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.648%, due 10/15/48	1,936,927
1,900,000	C	Credit Suisse First Boston Mortgage Securities Corp., 5.343%, due 12/15/39	1,891,541
1,135,308	C	Credit Suisse Mortgage Capital Certificates, 5.509%, due 09/15/39	1,144,964
171,657	#,C	Criimi Mae CMBS Corp., 6.701%, due 06/20/30	171,451
677,156	#	Crimmi Mae Commercial Mortgage Trust, 7.000%, due 06/02/33	669,910
740,729	C	Deutsche Mortgage and Asset Receiving Corp., 6.538%, due 06/15/31	746,090
312,194	#,C	Falcon Franchise Loan, LLC, 7.382%, due 05/05/10	320,289
1,060,000	C	GE Capital Commercial Mortgage Corp., 5.339%, due 03/10/44	1,062,133
1,146,069	C	Greenwich Capital Commercial Funding Corp., 4.305%, due 08/10/42	1,116,422
1,240,876	C	Greenwich Capital Commercial Funding Corp., 5.224%, due 04/10/37	1,232,781
1,608,000	C	Greenwich Capital Commercial Funding Corp., 5.317%, due 06/10/36	1,607,403
975,000	C	Greenwich Capital Commercial Funding Corp., 5.912%, due 07/10/38	1,019,350
1,130,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.780%, due 07/15/42	1,085,626
1,400,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.948%, due 09/12/37	1,358,727
1,671,379	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.038%, due 03/15/46	1,639,768
1,608,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.212%, due 05/15/41	1,602,995
1,755,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.294%, due 01/12/43	1,757,687
1,590,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.372%, due 05/15/47	1,581,434
942,476	C,I	JP Morgan Chase Commercial Mortgage Securities Corp., 5.440%, due 05/15/45	946,150
1,920,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	1,938,128
1,920,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.552%, due 05/12/45	1,948,774
1,860,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.855%, due 06/12/43	1,925,589
1,920,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.875%, due 04/15/45	2,007,065
91,071	C	LB Commercial Conduit Mortgage Trust, 6.480%, due 02/18/30	91,570
500,215	C	LB-UBS Commercial Mortgage Trust, 5.413%, due 09/15/39	501,706
814,000	C	Merrill Lynch Mortgage Trust, 5.264%, due 01/12/44	812,929
1,788,000	C	Merrill Lynch Mortgage Trust, 5.660%, due 05/12/39	1,836,421
1,950,000	C	MLCFC Commercial Mortgage Trust, 5.204%, due 12/12/49	1,922,883
36,282,767	#,C,( 7/8)	Morgan Stanley Capital I, 0.538%, due 11/15/30	478,533
1,328,932	C	Morgan Stanley Capital I, 5.168%, due 01/14/42	1,314,555
330,809	C	Multi-Family Capital Access One, Inc., 6.650%, due 01/15/24	336,066
748,000	C	RAAC Series, 4.971%, due 09/25/34	731,579
1,407,574	#,C,I	Spirit Master Funding, LLC, 5.050%, due 07/20/23	1,355,041
35,705	#,C	TIAA Retail Commercial Trust, 7.170%, due 01/15/32	35,866
1,662,000	C	Wachovia Bank Commercial Mortgage Trust, 4.847%, due 10/15/41	1,610,834
2,180,000	C	Wachovia Bank Commercial Mortgage Trust, 4.935%, due 04/15/42	2,123,076
1,669,000	C	Wachovia Bank Commercial Mortgage Trust, 5.083%, due 03/15/42	1,640,052
1,172,000	C	Wachovia Bank Commercial Mortgage Trust, 5.196%, due 10/15/44	1,165,067
831,000	C,( 7/8)	Wachovia Bank Commercial Mortgage Trust, 5.316%, due 12/15/44	830,863
1,900,000		Wachovia Bank Commercial Mortgage Trust, 5.339%, due 11/15/48	1,890,624
1,745,000	C	Wachovia Bank Commercial Mortgage Trust, 5.466%, due 01/15/45	1,756,270
1,900,000	C	Wachovia Bank Commercial Mortgage Trust, 5.603%, due 10/15/48	1,927,613
1,320,000	C	Wachovia Bank Commercial Mortgage Trust, 5.795%, due 07/15/45	1,359,048
1,330,000	C	Wachovia Bank Commercial Mortgage Trust, 5.962%, due 06/15/45	1,393,186

		Total Collateralized Mortgage Obligations (Cost $63,644,387)	62,450,396

OTHER BONDS: 0.3%
		Foreign Government Bonds: 0.3%
2,118,000	@@	Hydro Quebec, 6.300%, due 05/11/11	2,215,951
858,000	@@,C	Mexico Government International Bond, 5.625%, due 01/15/17	861,003
962,000	@@	Mexico Government International Bond, 6.375%, due 01/16/13	1,013,948

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Foreign Government Bonds: (continued)
$86,000	@@	Mexico Government International Bond, 6.625%, due 03/03/15	$92,536
708,000	@@	Mexico Government International Bond, 7.500%, due 04/08/33	837,210

		Total Other Bonds (Cost $4,881,152)	5,020,648

		Total Long-Term Investments (Cost $1,450,699,831)	1,594,525,467

SHORT-TERM INVESTMENTS: 19.9%
		Commercial Paper: 0.9%
9,569,000		Falcon Asset Securitization Co., LLC, 5.280%, due 01/02/07	9,566,193
5,135,000		American Express, 5.260%, due 01/02/07	5,133,500

		Total Commercial Paper (Cost $14,699,693)	14,699,693

		Securities Lending CollateralCC: 19.0%
306,520,310		The Bank of New York Institutional Cash Reserves Fund	306,520,310

		Total Securities Lending Collateral (Cost $306,520,310)	306,520,310

		Total Short-Term Investments (Cost $321,220,003)	321,220,003

Total Investments in Securities (Cost $1,771,919,834)*	118.7%	$1,915,745,470
Other Assets and Liabilities-Net	(18.7)	(301,924,918)

Net Assets	100.0%	$1,613,820,552

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
( 7/8)	Interest Only Security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $1,778,615,802.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$160,844,915
Gross Unrealized Depreciation	(23,715,247)

Net Unrealized Appreciation	$137,129,668

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS UTILITIES PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 89.6%
		Advertising: 0.3%
12,300	@	R.H. Donnelley Corp.	$771,579

			771,579

		Coal: 0.8%
977,000	@,@@	China Coal Energy Co.	634,310
56,400		Consol Energy, Inc.	1,812,132

			2,446,442

		Electric: 44.7%
133,000	@	AES Corp.	2,931,320
74,180,780	@@	AES Tiete SA	2,163,100
152,500		American Electric Power Co., Inc.	6,493,450
110,300		Centerpoint Energy, Inc.	1,828,774
64,500	@@	CEZ	2,953,526
331,400	@	CMS Energy Corp.	5,534,380
127,480		Constellation Energy Group, Inc.	8,779,548
51,470	@@	CPFL Energia SA ADR	2,109,241
14,900		Dominion Resources, Inc.	1,249,216
99,800		DPL, Inc.	2,772,444
169,000		Duke Energy Corp.	5,612,490
470,300	@	Dynegy, Inc.	3,404,972
214,430	S	Edison International	9,752,276
9,800	@@	EDP — Energias do Brasil SA	151,369
52,700,000	@,@@	Eletropaulo Metropolitana de Sao Paulo SA	2,688,650
40,100	@@	Endesa SA	1,896,618
251,183	@@	Enel S.p.A.	2,588,800
176,120	@@	Enersis SA ADR	2,817,920
13,380		Entergy Corp.	1,235,242
60,333	@@	EON AG	8,184,079
31,500	@,@@	Equatorial Energia SA	277,919
43,700		Exelon Corp.	2,704,593
130,310		FirstEnergy Corp.	7,857,693
40,600	@@	Fortum OYJ	1,153,056
171,290		FPL Group, Inc.	9,321,602
10,700	@@	Iberdrola SA	466,459
540,840	@@	International Power PLC	4,028,309
200,700	@	Mirant Corp.	6,336,099
273,620	@,S	NRG Energy, Inc.	15,325,456
11,700		Pepco Holdings, Inc.	304,317
5,200		Portland General Electric Co.	141,700
121,200		Public Service Enterprise Group, Inc.	8,045,256
55,000	@@	Red Electrica de Espana	2,354,880
40,735	@@	RWE AG	4,465,250
45,980	S	TXU Corp.	2,492,576

			140,422,580

		Energy — Alternate Sources: 0.3%
5,730	@,@@	EDF Energies Nouvelles SA	303,386
27,170	@@	Solarfun Power Holding ADR	317,617
16,300	@@	Trina Solar, Ltd. ADR	308,070

			929,073

		Engineering & Construction: 0.6%
20,500	@@	Bouygues	1,312,539
518,000	@,@@	China Communications Construction, Ltd.	512,120

			1,824,659

		Gas: 4.1%
132,520		AGL Resources, Inc.	5,156,353
237,250	@@	Enagas	5,515,093
6,600		Energen Corp.	309,804
39,200	@@	Gaz de France	1,799,527

			12,780,777

		Media: 4.6%
124,570		Citadel Broadcasting Corp.	1,240,717
21,610	@	Comcast Corp.	905,027
140,980	@@	Grupo Televisa SA	3,807,870
19,400	@@	Net Servicos de Comunicacao SA	220,378
173,260		News Corp., Inc.	3,721,625
82,200	@@	Rogers Communications, Inc. — Class B	2,445,946
15,300		Time Warner, Inc.	333,234
45,925	@	Viacom, Inc.	1,884,303

			14,559,100

		Oil & Gas: 6.4%
21,600		Apache Corp.	1,436,616
11,300		Devon Energy Corp.	758,004
24,100		ENSCO International, Inc.	1,206,446
89,120		GlobalSantaFe Corp.	5,238,474
24,700		Hess Corp.	1,224,379
43,090		Noble Corp.	3,281,304
3,000	@@	OAO Gazprom	137,012
156,200	@@	Talisman Energy, Inc.	2,652,112
22,100	@@	Total SA	1,590,259
13,300	@	Transocean, Inc.	1,075,837
71,810	@	Venoco, Inc.	1,260,984
6,100		XTO Energy, Inc.	287,005

			20,148,432

		Oil & Gas Services: 0.2%
11,000		Schlumberger Ltd.	694,760

			694,760

		Pipelines: 6.8%
204,600		Equitable Resources, Inc.	8,542,050
24,060		Questar Corp.	1,998,183
408,791		Williams Cos., Inc.	10,677,613

			21,217,846

		Telecommunications: 20.4%
64,130	@@	America Movil SA de CV	2,899,959
258,600		AT&T, Inc.	9,244,950
450,660	@	Dobson Communications Corp.	3,925,249
30,000		Embarq Corp.	1,576,800
116,404	@@	France Telecom SA	3,211,601
662,000	@,@@	Hutchison Telecommunications International Ltd.	1,669,939
22	@@	KDDI Corp.	149,350
21,820	@,@@	Neuf Cegetel	774,811
8,500	@@	Orascom Telecom GDR	561,607
6,500	@@	Philippine Long Distance Telephone Co.	336,402
242,300	@	Qwest Communications International, Inc.	2,028,051
1,108,900	@@	Singapore Telecommunications Ltd.	2,364,883
15,800		Sprint Nextel Corp.	298,462
46,700	@,@@	Telecom Argentina SA ADR	934,467
162,000	@@	Telefonica SA	3,439,373
21,600	@@	Telekom Austria AG	576,767
238,040	@@	Telenor ASA	4,460,531
168,870	@@	TELUS Corp.	7,534,456
63,400	@@	Tim Participacoes SA ADR	2,194,908
155,300	@@	Turkcell Iletisim Hizmet AS ADR	2,077,914
88,900		Verizon Communications, Inc.	3,310,636
21,800	@,@@	Vimpel-Communications OAO	1,721,110
1,009,200	@@	Vodafone Group PLC	2,787,076
426,604		Windstream Corp.	6,066,309

			64,145,611

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS UTILITIES PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Water: 0.4%
17,380	@@	Veolia Environnement	$1,325,466

			1,325,466

		Total Common Stock (Cost $238,446,022)	281,266,325

PREFERRED STOCK: 4.4%
		Electric: 3.8%
134,420		Entergy Corp.	7,995,302
14,700		NRG Energy, Inc.	3,967,163

			11,962,465

		Pipelines: 0.6%
1,510		El Paso Corp.	2,004,525

			2,004,525

		Total Preferred Stock (Cost $12,516,737)	13,966,990

Principal
Amount			Value

CONVERTIBLE BONDS: 0.4%
		Media: 0.3%
$810,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	$829,238

			829,238

		Oil & Gas: 0.1%
370,000	@@,C	Transocean, Inc., 1.500%, due 05/15/21	434,288

			434,288

		Total Convertible Bonds (Cost $1,221,398)	1,263,526

CORPORATE BONDS/ NOTES: 1.2%
		Electric: 0.7%
1,100,000	C	Mirant North America, LLC, 7.375%, due 12/31/13	1,122,000
1,045,000	C	TXU Energy Co., LLC, 7.000%, due 03/15/13	1,094,815

			2,216,815

		Media: 0.5%
1,500,000	@@,C	Rogers Cable, Inc., 5.500%, due 03/15/14	1,441,785

			1,441,785

		Total Corporate Bonds/ Notes (Cost $3,626,750)	3,658,600

		Total Long-Term Investments (Cost $255,810,907)	300,155,441

SHORT-TERM INVESTMENTS: 4.8%
		Commercial Paper: 4.8%
2,461,000		Cargill, Inc., 5.270%, due 01/02/07	2,460,279
12,624,000		Falcon Asset Securitization Co., LLC, 5.280%, due 01/02/07	12,620,297

		Total Short-Term Investments (Cost $15,080,576)	15,080,576

Total Investments in Securities (Cost $270,891,483)*	100.4%	$315,236,017
Other Assets and Liabilities-Net	(0.4)	(1,360,418)

Net Assets	100.0%	$313,875,599

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
C	Bond may be called prior to maturity date.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
^	Interest Only Security
*	Cost for federal income tax purposes is $271,509,446.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$44,263,770
Gross Unrealized Depreciation	(537,199)

Net Unrealized Appreciation	$43,726,571

At December 31, 2006 the following forward currency contracts were outstanding for the ING MFS Utilities Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Euro EUR 27,355	Buy	01/29/07	36,212	$36,164	$(48)
Euro EUR 107,778	Buy	01/29/07	142,439	142,485	46
Euro EUR 210,452	Buy	01/29/07	277,486	278,222	736
Euro EUR 286,436	Buy	01/29/07	378,407	378,407	—
British Pound Sterling GBP 120,265	Buy	02/27/07	230,310	235,545	5,235
British Pound Sterling GBP 26,590	Buy	02/26/07	50,966	52,077	1,111
British Pound Sterling GBP 38,841	Buy	02/28/07	75,232	76,073	841
British Pound Sterling GBP 108,488	Buy	02/28/07	213,092	212,479	(613)
British Pound Sterling GBP 82,484	Buy	02/28/07	162,230	161,550	(680)
British Pound Sterling GBP 194,083	Buy	02/28/07	378,661	380,121	1,460
British Pound Sterling GBP 61,735	Buy	02/28/07	120,783	120,912	129

					$8,217

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS UTILITIES PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Euro EUR 518,408	Sell	01/29/07	682,381	$685,346	$(2,965)
Euro EUR 396,720	Sell	01/29/07	523,116	524,472	(1,356)
Euro EUR 96,264	Sell	01/29/07	126,934	127,263	(329)
Euro EUR 186,530	Sell	01/29/07	249,185	246,596	2,589
Euro EUR 419,266	Sell	01/29/07	560,097	554,277	5,820
Euro EUR 38,164	Sell	01/29/07	50,824	50,454	370
Euro EUR 38,448	Sell	01/29/07	51,202	50,829	373
Euro EUR 69,768	Sell	01/29/07	92,601	92,235	366
Euro EUR 275,951	Sell	01/29/07	367,216	364,812	2,404
Euro EUR 432,810	Sell	01/29/07	572,590	572,183	407
Euro EUR 13,687,518	Sell	01/29/07	18,113,650	18,095,155	18,495
Euro EUR 69,763	Sell	01/29/07	91,423	92,228	(805)
Euro EUR 933,218	Sell	01/29/07	1,231,651	1,233,731	(2,080)
Euro EUR 75,688	Sell	01/29/07	99,631	100,061	(430)
Euro EUR 560,263	Sell	01/29/07	737,497	740,679	(3,182)
Euro EUR 203,595	Sell	01/29/07	267,599	269,156	(1,557)
Euro EUR 453,584	Sell	01/29/07	597,760	599,646	(1,886)
British Pound Sterling GBP 1,507,942	Sell	02/26/07	2,863,008	2,953,366	(90,358)
British Pound Sterling GBP 45,289	Sell	02/28/07	88,176	88,700	(524)
British Pound Sterling GBP 229,025	Sell	02/28/07	450,475	448,557	1,918
British Pound Sterling GBP 94,169	Sell	02/28/07	185,976	184,434	1,542
British Pound Sterling GBP 77,254	Sell	02/28/07	151,992	151,305	687
British Pound Sterling GBP 93,568	Sell	02/28/07	183,671	183,259	412
British Pound Sterling GBP 17,020	Sell	02/28/07	33,256	33,335	(79)
British Pound Sterling GBP 47,172	Sell	02/28/07	92,337	92,388	(51)
British Pound Sterling GBP 14,737	Sell	02/28/07	28,985	28,862	123
British Pound Sterling GBP 134,587	Sell	02/28/07	263,716	263,595	121
British Pound Sterling GBP 4,373	Sell	02/28/07	8,589	8,566	23

					$(69,952)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.7%
		Advertising: 0.5%
24,300		Omnicom Group	$2,540,322

			2,540,322

		Aerospace/ Defense: 2.6%
1,100	@,L	Armor Holdings, Inc.	60,335
43,800		General Dynamics Corp.	3,256,530
44,300		Lockheed Martin Corp.	4,078,701
49,800		Northrop Grumman Corp.	3,371,460
300	@,L	Orbital Sciences Corp.	5,532
65,600		Raytheon Co.	3,463,680
4,200		United Technologies Corp.	262,584

			14,498,822

		Agriculture: 1.8%
108,700		Altria Group, Inc.	9,328,634
5,900	L	Reynolds American, Inc.	386,273
3,100	L	UST, Inc.	180,420

			9,895,327

		Airlines: 0.1%
5,500	@,L	AMR Corp.	166,265
6,200	@,L	Continental Airlines, Inc.	255,750

			422,015

		Apparel: 0.3%
30,600	@	Coach, Inc.	1,314,576
2,800	@,L	Gymboree Corp.	106,848
3,200	L	Jones Apparel Group, Inc.	106,976
2,000		Polo Ralph Lauren Corp.	155,320
400	@,L	Skechers USA, Inc.	13,324
2,000		Wolverine World Wide, Inc.	57,040

			1,754,084

		Auto Manufacturers: 0.5%
81,800	L	Ford Motor Co.	614,318
65,800	L	General Motors Corp.	2,021,376

			2,635,694

		Auto Parts & Equipment: 0.1%
3,900	L	ArvinMeritor, Inc.	71,097
2,200	@@	Autoliv, Inc.	132,660
6,200	@,L	Goodyear Tire & Rubber Co.	130,138
1,400		Johnson Controls, Inc.	120,288
4,300	L	Lear Corp.	126,979
1,100	@,L	Tenneco, Inc.	27,192

			608,354

		Banks: 5.5%
235,908		Bank of America Corp.	12,595,128
20,700		Capital One Financial Corp.	1,590,174
800	L	Corus Bankshares, Inc.	18,456
2,000	L	M&T Bank Corp.	244,320
99,800		US Bancorp.	3,611,762
86,613		Wachovia Corp.	4,932,610
216,200		Wells Fargo & Co.	7,688,072

			30,680,522

		Beverages: 0.6%
23,000		Coca-Cola Co.	1,109,750
1,300	L	Molson Coors Brewing Co.	99,372
34,300		PepsiCo, Inc.	2,145,465

			3,354,587

		Biotechnology: 0.4%
21,400	@	Amgen, Inc.	1,461,834
14,600	@,L	Biogen Idec, Inc.	718,174

			2,180,008

		Building Materials: 0.1%
3,100		Eagle Materials, Inc.	134,013
7,200		Masco Corp.	215,064

			349,077

		Chemicals: 1.3%
7,900		Air Products & Chemicals, Inc.	555,212
2,000		Albemarle Corp.	143,600
2,300		Ashland, Inc.	159,114
84,900		Dow Chemical Co.	3,390,906
2,600	L	HB Fuller Co.	67,132
7,100	@,L	Hercules, Inc.	137,101
1,900		Lubrizol Corp.	95,247
8,300	L	Lyondell Chemical Co.	212,231
1,800		NewMarket Corp.	106,290
2,300	@	OM Group, Inc.	104,144
16,500		PPG Industries, Inc.	1,059,465
23,100	L	Rohm & Haas Co.	1,180,872
224	L	Tronox, Inc.	3,537

			7,214,851

		Coal: 0.0%
1,500	L	Foundation Coal Holdings, Inc.	47,640

			47,640

		Commercial Services: 0.7%
2,500		Administaff, Inc.	106,925
3,000	@,L	Apollo Group, Inc.	116,910
5,300	@,L	Career Education Corp.	131,334
6,100	@	Convergys Corp.	145,058
1,600	@,L	Corrections Corp. of America	72,368
3,800	L	Deluxe Corp.	95,760
1,200	@	Gartner, Inc.	23,748
200	@,L	Hewitt Associates, Inc.	5,150
2,000	@	ITT Educational Services, Inc.	132,740
5,800	@,L	Labor Ready, Inc.	106,314
800	@,L	Live Nation, Inc.	17,920
4,200		Manpower, Inc.	314,706
32,800		McKesson Corp.	1,662,960
4,000	@	MPS Group, Inc.	56,720
3,800	@,L	Rent-A-Center, Inc.	112,138
700		Watson Wyatt Worldwide, Inc.	31,605
45,500		Western Union Co.	1,020,110

			4,152,466

		Computers: 5.2%
200	@	Affiliated Computer Services, Inc.	9,768
500	@	BISYS Group, Inc.	6,455
15,300	@,L	Brocade Communications Systems, Inc.	125,613
9,200	@,L	Cadence Design Systems, Inc.	164,772
4,500	@,L	Ceridian Corp.	125,910
4,000	@	Computer Sciences Corp.	213,480
215,300	@	Dell, Inc.	5,401,877
3,100		Diebold, Inc.	144,460
2,400	@,L	DST Systems, Inc.	150,312
56,800		Electronic Data Systems Corp.	1,564,840
235,800	@,L	EMC Corp.	3,112,560
159,500		Hewlett-Packard Co.	6,569,805
98,400		International Business Machines Corp.	9,559,560
2,600	@,L	Lexmark International, Inc.	190,320
6,200	@,L	Mentor Graphics Corp.	111,786
1,500	@,L	Micros Systems, Inc.	79,050
3,700	@,L	NCR Corp.	158,212
23,300	@,L	Network Appliance, Inc.	915,224
10,100	@,L	Synopsys, Inc.	269,973

			28,873,977

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Cosmetics/ Personal Care: 1.2%
15,300		Avon Products, Inc.	$505,512
95,632		Procter & Gamble Co.	6,146,269

			6,651,781

		Distribution/ Wholesale: 0.0%
3,600	@,L	Tech Data Corp.	136,332

			136,332

		Diversified Financial Services: 10.7%
12,700	@,L	AmeriCredit Corp.	319,659
33,540		Ameriprise Financial, Inc.	1,827,930
18,200		Bear Stearns Cos., Inc.	2,962,596
4,700		Blackrock, Inc.	713,930
1,600		Chicago Mercantile Exchange Holdings, Inc.	815,600
222,600		Citigroup, Inc.	12,398,820
61,000	L	Countrywide Financial Corp.	2,589,450
61,300		Fannie Mae	3,640,607
2,600	L	First Marblehead Corp.	142,090
64,200		Freddie Mac	4,359,180
17,900		Goldman Sachs Group, Inc.	3,568,365
1,500	L	International Securities Exchange, Inc.	70,185
5,000	L	Janus Capital Group, Inc.	107,950
214,700		JPMorgan Chase & Co.	10,370,010
4,500	@,L	Knight Capital Group, Inc.	86,265
50,200		Lehman Brothers Holdings, Inc.	3,921,624
71,700		Merrill Lynch & Co., Inc.	6,675,270
53,200		Morgan Stanley	4,332,076
900	@,L	Piper Jaffray Cos.	58,635
700	@,L	World Acceptance, Corp.	32,865

			58,993,107

		Electric: 0.5%
800	L	Alliant Energy Corp.	30,216
12,500		American Electric Power Co., Inc.	532,250
600		Avista Corp.	15,186
7,900	L	Centerpoint Energy, Inc.	130,982
48,800		PG&E Corp.	2,309,704

			3,018,338

		Electrical Components & Equipment: 0.1%
1,700	L	Belden CDT, Inc.	66,453
4,500		Emerson Electric Co.	198,405
1,500	@	Energizer Holdings, Inc.	106,485

			371,343

		Electronics: 0.8%
64,200	@	Agilent Technologies, Inc.	2,237,370
10,200		Applera Corp. — Applied Biosystems Group	374,238
3,100	@	Avnet, Inc.	79,143
2,800	L	AVX Corp.	41,412
2,400	@,L	Cymer, Inc.	105,480
500	@,L	Plexus Corp.	11,940
9,800	@,L	Solectron Corp.	31,556
2,700		Tektronix, Inc.	78,759
29,900	@	Thermo Electron Corp.	1,354,171
6,000	@,L	Vishay Intertechnology, Inc.	81,240

			4,395,309

		Energy — Alternate Sources: 0.0%
3,900	@	Covanta Holding Corp.	85,956
4,600	@,L	Headwaters, Inc.	110,216

			196,172

		Engineering & Construction: 0.1%
4,000	@@	Chicago Bridge & Iron Co. NV	109,360
1,900	@	EMCOR Group, Inc.	108,015
3,500		Granite Construction, Inc.	176,120

			393,495

		Food: 1.1%
42,800		ConAgra Foods, Inc.	1,155,600
1,100	@	Dean Foods Co.	46,508
4,600		HJ Heinz Co.	207,046
6,000	L	Kraft Foods, Inc.	214,200
78,400	L	Kroger Co.	1,808,688
64,800		Safeway, Inc.	2,239,488
14,200		Sara Lee Corp.	241,826

			5,913,356

		Forest Products & Paper: 0.0%
3,900		Louisiana-Pacific Corp.	83,967

			83,967

		Hand/ Machine Tools: 0.0%
700		Regal-Beloit Corp.	36,757
2,900		Snap-On, Inc.	138,156

			174,913

		Healthcare — Products: 2.4%
2,000	@,L	Advanced Medical Optics, Inc.	70,400
6,900		Becton Dickinson & Co.	484,035
6,900	@	Boston Scientific Corp.	118,542
1,900	@,L	Edwards Lifesciences Corp.	89,376
3,800	@,L	Immucor, Inc.	111,074
158,400		Johnson & Johnson	10,457,568
4,000		Medtronic, Inc.	214,040
2,600		Mentor Corp.	127,062
3,600		Stryker Corp.	198,396
21,700	@,L	Zimmer Holdings, Inc.	1,700,846

			13,571,339

		Healthcare — Services: 2.9%
63,200		Aetna, Inc.	2,728,976
3,200	@,L	Amerigroup Corp.	114,848
3,400	@,L	Centene Corp.	83,538
3,200	@	Coventry Health Care, Inc.	160,160
28,700	@	Humana, Inc.	1,587,397
4,300	@,L	Laboratory Corp. of America Holdings	315,921
300	@	Lincare Holdings, Inc.	11,952
113,209		UnitedHealth Group, Inc.	6,082,720
1,300	@,L	WellCare Health Plans, Inc.	89,570
59,609	@	WellPoint, Inc.	4,690,632

			15,865,714

		Home Furnishings: 0.0%
5,400	@,L	Tempur-Pedic International, Inc.	110,484

			110,484

		Household Products/ Wares: 0.0%
1,200	L	John H. Harland Co.	60,240

			60,240

		Housewares: 0.0%
2,600		Toro Co.	121,238

			121,238

		Insurance: 4.7%
22,000	@@	ACE Ltd.	1,332,540
29,100		Allstate Corp.	1,894,701
1,800		AMBAC Financial Group, Inc.	160,326
108,300		American International Group, Inc.	7,760,778

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Insurance (continued)
4,500	L	Assurant, Inc.	$248,625
11,100		Cigna Corp.	1,460,427
1,700	@	CNA Financial Corp.	68,544
2,800		Hanover Insurance Group, Inc.	136,640
22,079		Lincoln National Corp.	1,466,046
50,700		Loews Corp.	2,102,529
3,800	L	MBIA, Inc.	277,628
44,300		Metlife, Inc.	2,614,143
2,100	L	MGIC Investment Corp.	131,334
1,600		Nationwide Financial Services	86,720
100		Old Republic International Corp.	2,328
800	@@	PartnerRe Ltd.	56,824
4,400		PMI Group, Inc.	207,548
36,200		Principal Financial Group	2,124,940
4,900	L	Prudential Financial, Inc.	420,714
4,900		Radian Group, Inc.	264,159
1,000	@@	RenaissanceRe Holdings Ltd.	60,000
2,200		Safeco Corp.	137,610
500	L	Safety Insurance Group, Inc.	25,355
57,400		St. Paul Travelers Cos., Inc.	3,081,806
800		Zenith National Insurance Corp.	37,528

			26,159,793

		Internet: 2.3%
2,100	@,@@, L	Check Point Software Technologies	46,032
1,600	@,L	Digital River, Inc.	89,264
9,300	@,L	Earthlink, Inc.	66,030
8,300	@	Emdeon Corp.	102,837
5,200	@,L	Expedia, Inc.	109,096
15,200	@	Google, Inc.	6,999,296
20,700	@,L	InterActiveCorp	769,212
21,700	@,L	Liberty Media Holding Corp. — Interactive	468,069
5,500	@	McAfee, Inc.	156,090
2,000	@,L	NetFlix, Inc.	51,720
700	@,@@	Sohu.com, Inc.	16,800
163,400	@,L	Symantec Corp.	3,406,890
1,700	@,L	TIBCO Software, Inc.	16,048
8,700	L	United Online, Inc.	115,536
3,800	@	Valueclick, Inc.	89,794
6,200	@	VeriSign, Inc.	149,110
1,500	@,L	WebEx Communications, Inc.	52,335
3,200	@,L	Websense, Inc.	73,056

			12,777,215

		Iron/ Steel: 0.8%
10,400	@,L	AK Steel Holding Corp.	175,760
2,500		Carpenter Technology Corp.	256,300
2,800		Chaparral Steel Co.	123,956
2,300	L	Cleveland-Cliffs, Inc.	111,412
55,400		Nucor Corp.	3,028,164
1,300	@,L	Oregon Steel Mills, Inc.	81,133
5,600		Steel Dynamics, Inc.	181,720
3,600		United States Steel Corp.	263,304

			4,221,749

		Leisure Time: 0.4%
13,700	L	Carnival Corp.	671,985
23,500	L	Harley-Davidson, Inc.	1,656,045
5,300		Sabre Holdings Corp.	169,017

			2,497,047

		Lodging: 0.1%
200	@,L	Las Vegas Sands Corp.	17,896
8,700		Starwood Hotels & Resorts Worldwide, Inc.	543,750

			561,646

		Machinery — Construction & Mining: 0.7%
62,200		Caterpillar, Inc.	3,814,726

			3,814,726

		Machinery — Diversified: 0.6%
4,400	@,L	AGCO Corp.	136,136
1,200	L	Cummins, Inc.	141,816
29,300		Deere & Co.	2,785,551
1,500	@	Gardner Denver, Inc.	55,965
1,700	L	Manitowoc Co., Inc.	101,031
700		Wabtec Corp.	21,266

			3,241,765

		Media: 4.2%
12,500		CBS Corp.	389,750
83,200		Clear Channel Communications, Inc.	2,956,928
47,800	@,L	Comcast Corp.	2,023,374
36,300	@,L	DIRECTV Group, Inc.	905,322
18,300	@,L	EchoStar Communications Corp.	695,949
8,700	L	Gannett Co., Inc.	526,002
4,250	@,L	Idearc, Inc.	121,763
8,300	@,L	Liberty Global, Inc.	241,945
15,900	@	Liberty Media Holding Corp.	1,557,882
31,300		McGraw-Hill Cos., Inc.	2,129,026
116,800		News Corp., Inc.	2,508,864
179,400	L	Time Warner, Inc.	3,907,332
57,800	@,L	Viacom, Inc.	2,371,534
83,900		Walt Disney Co.	2,875,253

			23,210,924

		Metal Fabricate/ Hardware: 0.0%
500		Kaydon Corp.	19,870
2,700	L	Quanex Corp.	93,393
600		Valmont Industries, Inc.	33,294

			146,557

		Mining: 1.6%
84,800		Alcoa, Inc.	2,544,848
20,100		Freeport-McMoRan Copper & Gold, Inc.	1,120,173
28,600	L	Phelps Dodge Corp.	3,423,992
26,300	L	Southern Copper Corp.	1,417,307
8,500	@,L	USEC, Inc.	108,120

			8,614,440

		Miscellaneous Manufacturing: 5.8%
20,400		3M Co.	1,589,772
3,300	L	Acuity Brands, Inc.	171,732
42,700		Danaher Corp.	3,093,188
5,500	L	Eastman Kodak Co.	141,900
23,700		Eaton Corp.	1,780,818
413,800		General Electric Co.	15,397,498
70,000		Honeywell International, Inc.	3,166,800
33,500		Illinois Tool Works, Inc.	1,547,365
6,800	@@	Ingersoll-Rand Co.	266,084
4,500		SPX Corp.	275,220
155,500	@@,L	Tyco International Ltd.	4,727,200

			32,157,577

		Office/ Business Equipment: 0.5%
2,100		IKON Office Solutions, Inc.	34,377
175,800	@	Xerox Corp.	2,979,810

			3,014,187

		Oil & Gas: 8.0%
108,294		Chevron Corp.	7,962,858
92,745		ConocoPhillips	6,673,003
27,900		Devon Energy Corp.	1,871,532
266,000		ExxonMobil Corp.	20,383,580

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Oil & Gas (continued)
6,100		Frontier Oil Corp.	$175,314
8,100	@,L	Grey Wolf, Inc.	55,566
21,700		Hess Corp.	1,075,669
2,500	L	Holly Corp.	128,500
37,200		Marathon Oil Corp.	3,441,000
24,892		Occidental Petroleum Corp.	1,215,476
28,400	@,@@	Paramount Resources Ltd.	584,487
6,400	@	Parker Drilling Co.	52,288
5,600		Sunoco, Inc.	349,216
2,300	L	Tesoro Petroleum Corp.	151,271

			44,119,760

		Oil & Gas Services: 0.3%
29,300		Halliburton Co.	909,765
1,200	@,L	Lone Star Technologies	58,092
1,400	@,L	SEACOR Holdings, Inc.	138,796
2,700	L	Tidewater, Inc.	130,572
2,600	@,L	Veritas DGC, Inc.	222,638

			1,459,863

		Packaging & Containers: 0.1%
1,100		Packaging Corp. of America	24,310
7,900	@,L	Pactiv Corp.	281,951

			306,261

		Pharmaceuticals: 5.1%
34,700		Abbott Laboratories	1,690,237
12,100		AmerisourceBergen Corp.	544,016
2,000		Cardinal Health, Inc.	128,860
63,400		Caremark Rx, Inc.	3,620,774
3,800		Eli Lilly & Co.	197,980
5,400	@,L	Endo Pharmaceuticals Holdings, Inc.	148,932
50,200	@	Forest Laboratories, Inc.	2,540,120
5,900	@,L	King Pharmaceuticals, Inc.	93,928
3,600	@	Medco Health Solutions, Inc.	192,384
155,800		Merck & Co., Inc.	6,792,880
4,900		Mylan Laboratories	97,804
3,700	@,L	NBTY, Inc.	153,809
435,300		Pfizer, Inc.	11,274,269
3,300	@,L	Watson Pharmaceuticals, Inc.	85,899
12,400		Wyeth	631,408

			28,193,300

		Pipelines: 0.0%
3,700		Oneok, Inc.	159,544

			159,544

		Real Estate Investment Trusts: 0.0%
1,500	L	CapitalSource, Inc.	40,965

			40,965

		Retail: 8.1%
2,600		Abercrombie & Fitch Co.	181,038
3,600	@,L	Aeropostale, Inc.	111,132
5,250	L	American Eagle Outfitters	163,853
4,000	@	AnnTaylor Stores Corp.	131,360
4,400	@,L	Autonation, Inc.	93,808
1,500	@	Autozone, Inc.	173,340
3,700		Barnes & Noble, Inc.	146,927
43,900		Best Buy Co., Inc.	2,159,441
7,300	@,L	Big Lots, Inc.	167,316
3,150		Brinker International, Inc.	95,004
1,500	L	Brown Shoe Co., Inc.	71,610
1,000	@,L	Charming Shoppes, Inc.	13,530
2,129	@,L	Chipotle Mexican Grill, Inc.	110,708
6,000		Circuit City Stores, Inc.	113,880
2,400	@,L	Dick’s Sporting Goods, Inc.	117,576
6,500		Dillard’s, Inc.	227,305
9,000	@	Dollar Tree Stores, Inc.	270,900
2,100		Domino’s Pizza, Inc.	58,800
4,600	@,L	Dress Barn, Inc.	107,318
200	@,L	DSW, Inc.	7,714
7,800	L	Family Dollar Stores, Inc.	228,774
81,600		Federated Department Stores, Inc.	3,111,408
97,200		Gap, Inc.	1,895,400
1,200	L	Group 1 Automotive, Inc.	62,064
164,500	L	Home Depot, Inc.	6,606,320
1,400	@,L	Jack in the Box, Inc.	85,456
35,200		JC Penney Co., Inc.	2,723,072
46,300	@	Kohl’s Corp.	3,168,309
50,400		Limited Brands, Inc.	1,458,576
34,400		Lowe’s Cos., Inc.	1,071,560
4,850	L	Men’s Wearhouse, Inc.	185,561
55,700	L	Nordstrom, Inc.	2,748,238
67,200	@,L	Office Depot, Inc.	2,565,024
3,100		OfficeMax, Inc.	153,915
4,200	@	Payless Shoesource, Inc.	137,844
4,600	L	RadioShack Corp.	77,188
5,200	L	Ross Stores, Inc.	152,360
9,200	@,L	Sears Holding Corp.	1,544,956
2,000	@,L	Select Comfort Corp.	34,780
62,100		Staples, Inc.	1,658,070
18,200		Target Corp.	1,038,310
100,000		TJX Cos., Inc.	2,852,000
99,200		Wal-Mart Stores, Inc.	4,581,056
4,500		Wendy’s International, Inc.	148,905
33,000		Yum! Brands, Inc.	1,940,400

			44,752,106

		Savings & Loans: 0.0%
300	L	Astoria Financial Corp.	9,048

			9,048

		Semiconductors: 3.9%
5,500	@	Agere Systems, Inc.	105,435
7,700	@	Altera Corp.	151,536
11,100	@,L	Amkor Technology, Inc.	103,674
83,400		Analog Devices, Inc.	2,741,358
151,900	L	Applied Materials, Inc.	2,802,555
3,200	@,L	Atmel Corp.	19,360
5,400	@,L	Emulex Corp.	105,354
200	@	Fairchild Semiconductor International, Inc.	3,362
1,600	@,L	Hittite Microwave Corp.	51,712
12,500	@	Integrated Device Technology, Inc.	193,500
336,100		Intel Corp.	6,806,025
6,100	L	Intersil Corp.	145,912
5,000		Linear Technology Corp.	151,600
16,000	@,L	LSI Logic Corp.	144,000
6,100	@,L	Micrel, Inc.	65,758
64,700	@,L	Micron Technology, Inc.	903,212
8,200		National Semiconductor Corp.	186,140
4,700	@,L	Novellus Systems, Inc.	161,774
53,300	@,L	Nvidia Corp.	1,972,633
6,000	@,L	Omnivision Technologies, Inc.	81,900
4,900	@	QLogic Corp.	107,408
8,400	@,L	Silicon Image, Inc.	106,848
9,500	@,L	Teradyne, Inc.	142,120
139,100		Texas Instruments, Inc.	4,006,080
3,300	@,L	Varian Semiconductor Equipment Associates, Inc.	150,216
7,860	@,@@, L	Verigy Ltd.	139,515

			21,548,987

		Software: 4.8%
2,300		Acxiom Corp.	58,995
22,000	@,L	BEA Systems, Inc.	276,760
10,900	@	BMC Software, Inc.	350,980
47,800	L	CA, Inc.	1,082,670

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Software (continued)
1,500	@,@@, L	Cognos, Inc.	$63,690
16,300	@	Compuware Corp.	135,779
2,000	@	CSG Systems International	53,460
5,400	L	Fair Isaac Corp.	219,510
132,700		First Data Corp.	3,386,504
3,000	@	Fiserv, Inc.	157,260
3,500	@	Hyperion Solutions Corp.	125,790
87,400	@,L	Intuit, Inc.	2,666,574
359,100		Microsoft Corp.	10,722,726
900	@,L	MicroStrategy, Inc.	102,609
9,500	@	Novell, Inc.	58,900
339,300	@	Oracle Corp.	5,815,602
34,800		Paychex, Inc.	1,375,992
5,700	@,L	Sybase, Inc.	140,790

			26,794,591

		Telecommunications: 7.5%
2,300	L	Adtran, Inc.	52,210
2,900	@,@@	Amdocs Ltd.	112,375
9,200	@	Arris Group, Inc.	115,092
200,849		AT&T, Inc.	7,180,352
13,600	@,L	Avaya, Inc.	190,128
129,100		BellSouth Corp.	6,081,901
6,900	L	CenturyTel, Inc.	301,254
253,400	@	Cisco Systems, Inc.	6,925,422
9,000		Citizens Communications Co.	129,330
3,700	@,L	CommScope, Inc.	112,776
5,400	@,L	Dobson Communications Corp.	47,034
2,754		Embarq Corp.	144,750
1,700	@,L	Interdigital Communications Corp.	57,035
201,600		Motorola, Inc.	4,144,896
7,900	@,L	Polycom, Inc.	244,189
61,000		Qualcomm, Inc.	2,305,190
13,100	@	Qwest Communications International, Inc.	109,647
274,487		Sprint Nextel Corp.	5,185,059
3,300		Telephone & Data Systems, Inc.	179,289
12,400	@,L	Utstarcom, Inc.	108,500
206,200		Verizon Communications, Inc.	7,678,888

			41,405,317

		Toys/ Games/ Hobbies: 0.1%
5,800	L	Hasbro, Inc.	158,050
4,400	@,L	Marvel Entertainment, Inc.	118,404
9,100		Mattel, Inc.	206,206

			482,660

		Transportation: 0.6%
61,200		CSX Corp.	2,107,116
1,600	L	General Maritime Corp.	56,304
600	@,L	Kansas City Southern	17,388
3,500	L	Laidlaw International, Inc.	106,505
13,300		Norfolk Southern Corp.	668,857
2,900	L	OMI Corp.	61,393
2,200	L	Overseas Shipholding Group	123,860
2,200	@	Swift Transportation Co., Inc.	57,794

			3,199,217

		Total Common Stock (Cost $487,765,945)	552,154,119

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 11.3%
	U.S. Government Agency Obligations: 0.4%
$2,209,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$2,208,436

	Total U.S. Government Agency Obligations (Cost $2,208,436)	2,208,436

	Securities Lending CollateralCC: 10.9%
60,539,136	The Bank of New York Institutional Cash Reserves Fund	60,539,136

	Total Securities Lending Collateral (Cost $60,539,136)	60,539,136

	Total Short-Term Investments (Cost $62,747,572)	62,747,572

Total Investments in Securities (Cost $550,513,517)*	111.0%	$614,901,691
Other Assets and Liabilities-Net	(11.0)	(61,155,042)

Net Assets	100.0%	$553,746,649

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $555,118,432.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$65,150,014
Gross Unrealized Depreciation	(5,366,755)

Net Unrealized Appreciation	$59,783,259

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006

Principal
Amount			Value

CORPORATE BONDS/ NOTES: 14.4%
		Aerospace/ Defense: 0.1%
$1,500,000	C	Goodrich Corp., 6.290%, due 07/01/16	$1,544,790

			1,544,790

		Agriculture: 0.1%
1,200,000	C	Reynolds American, Inc., 7.625%, due 06/01/16	1,277,441

			1,277,441

		Airlines: 0.1%
1,550,000		Continental Airlines, Inc., 7.056%, due 09/15/09	1,593,670
163,533	C,I,X	United Airlines, Inc., 11.490%, due 04/07/16	58,054

			1,651,724

		Auto Manufacturers: 0.2%
JPY 400,000,000	@@	Toyota Credit Canada, Inc., 0.560%, due 05/24/07	3,359,778

			3,359,778

		Banks: 4.6%
$2,500,000		Barclays Bank PLC NY, 5.295%, due 01/29/07	2,500,068
5,700,000		BNP Paribas, 5.293%, due 05/28/08	5,696,466
6,000,000		Countrywide Bank, 5.350%, due 04/25/07	5,999,624
1,600,000	@@	DNB NOR ASA, 5.413%, due 02/25/08	1,600,378
8,300,000		Nordea Bank AB, 5.308%, due 05/28/08	8,294,256
JPY 450,000,000	@@	NRW.BANK, 0.050%, due 03/20/07	3,778,862
DKK 51,800,000	@@	Nykredit, 4.833%, due 10/01/38	8,974,596
DKK 52,200,000	@@	Realkredit Danmark, 4.510%, due 10/01/38	9,042,593
$1,500,000	@@,#, C	Resona Bank Ltd., 5.850%, due 09/29/49	1,467,269
4,000,000	@@,#	Santander US Debt SA Unipersonal, 5.375%, due 09/21/07	4,004,092
7,100,000		Skandinaviska Enskilda Banken AB, 5.303%, due 07/06/07	7,101,846
6,800,000	@@,#	Unicredit Luxembourg Finance SA, 5.426%, due 10/24/08	6,803,318
3,400,000	@@,#	VTB Capital (VNESHTORGBK), 5.970%, due 08/01/08	3,405,950

			68,669,318

		Chemicals: 0.2%
71,163	@@,I	Sigmakalon, 5.991%, due 09/19/12	94,764
293,023	@@,I	Sigmakalon, 5.991%, due 09/19/12	378,063
254,631	@@,I	Sigmakalon, 6.491%, due 09/19/13	340,482
376,000	@@,I	SigmaKalon Group BV, 5.491%, due 06/30/12	495,929
535,814	@@,I	SigmaKalon Group BV, 5.991%, due 09/19/12	713,514
582,178	@@,I	SigmaKalon Group BV, 6.491%, due 09/19/13	778,463

			2,801,215

		Diversified Financial Services: 3.6%
1,400,000	S	CIT Group, Inc., 7.750%, due 04/02/12	1,545,184
JPY 572,000,000		Citigroup, Inc., 0.800%, due 10/30/08	4,801,080
$900,000	S	Citigroup, Inc., 5.625%, due 08/27/12	914,117
3,700,000	I	Ford Motor Credit Co., 8.360%, due 11/29/13	3,702,322
4,200,000		Ford Motor Credit Co., 7.000%, due 10/01/13	4,016,187
1,400,000		Ford Motor Credit Co., 7.250%, due 10/25/11	1,372,347
26,900,000		General Electric Capital Corp., 5.380%, due 10/24/08	26,922,408
2,800,000		Lehman Brothers Holdings, Inc., 5.400%, due 11/24/08	2,801,932
6,800,000		Merrill Lynch & Co., Inc., 5.414%, due 10/23/08	6,804,515
600,000	C	Morgan Stanley, 5.300%, due 03/01/13	598,982

			53,479,074

		Electric: 0.5%
1,000,000	C,S	Entergy Gulf States, Inc., 3.600%, due 06/01/08	973,919
3,272,789	C,S	Midwest Generation, LLC, 8.300%, due 07/02/09	3,368,927
2,800,000	C	NRG Energy, Inc., 7.375%, due 02/01/16	2,821,000

			7,163,846

		Environmental Control: 0.1%
1,000,000		Allied Waste Industries, Inc., 6.375%, due 01/15/08	1,006,250

			1,006,250

		Food: 0.1%
500,000	I	Roundy’s, Inc., 8.380%, due 10/27/11	505,125
490,000	I	Roundy’s, Inc., 8.390%, due 11/01/11	495,023

			1,000,148

		Forest Products & Paper: 0.3%
1,000,000	@@,C	Bowater Canada Finance, 7.950%, due 11/15/11	985,000
435,346		Kappa-Jefferson Corp., 5.741%, due 11/29/13	579,518
119,273		Kappa-Jefferson Corp., 5.754%, due 11/29/13	158,608
231,919		Kappa-Jefferson Corp., 5.835%, due 11/29/13	309,030
134,552		Kappa-Jefferson Corp., 5.850%, due 11/29/13	178,928
178,909		Kappa-Jefferson Corp., 5.964%, due 11/29/13	237,913
435,346		Kappa-Jefferson Corp., 6.241%, due 11/29/14	582,116
231,919		Kappa-Jefferson Corp., 6.335%, due 11/29/14	310,107

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Forest Products & Paper (continued)
$134,552		Kappa-Jefferson Corp., 6.350%, due 11/29/13	$178,826
178,909		Kappa-Jefferson Corp., 6.464%, due 11/29/13	237,779
119,273		Kappa-Jefferson Corp., 6.494%, due 11/29/13	158,519

			3,916,344

		Healthcare — Services: 0.5%
7,200,000		HCA, Inc., 8.086%, due 11/14/13	7,286,018

			7,286,018

		Home Builders: 0.3%
5,000,000	C	Lennar Corp., 5.950%, due 10/17/11	5,034,770

			5,034,770

		Media: 0.8%
1,000,000	C	Charter Communications Holdings II, LLC, 8.005%, due 04/25/13	1,007,812
2,000,000	C	Echostar DBS Corp., 6.375%, due 10/01/11	1,992,500
927,500	@@	UPC Holding BV, 5.507%, due 03/31/13	1,229,425
1,050,000	@@	UPC Holding BV, 5.509%, due 12/31/13	1,391,952
6,400,000		Viacom, Inc., 5.590%, due 05/29/07	6,400,000

			12,021,689

		Multi-National: 0.9%
JPY 1,579,000,000	@@	European Investment Bank, 2.125%, due 09/20/07	13,414,090

			13,414,090

		Oil & Gas: 0.4%
$500,000	@@,C, S	Conoco Funding Co., 6.350%, due 10/15/11	523,260
150,000	C	El Paso Production Holding Co., 7.750%, due 06/01/13	157,688
1,400,000	L	Pemex Project Funding Master Trust, 7.375%, due 12/15/14	1,544,900
2,200,000		Pemex Project Funding Master Trust, 8.625%, due 02/01/22	2,724,700
350,000		Pemex Project Funding Master Trust, 9.250%, due 03/30/18	442,225

			5,392,773

		Packaging & Containers: 0.1%
2,200,000	#,C,L	Sealed Air Corp., 5.625%, due 07/15/13	2,179,751

			2,179,751

		Pipelines: 0.2%
875,000	C,L	El Paso Corp., 7.750%, due 01/15/32	962,500
925,000	C,S	El Paso Corp., 7.800%, due 08/01/31	1,015,188
1,300,000	#,S	Williams Cos., Inc., 6.375%, due 10/01/10	1,314,625

			3,292,313

		Real Estate Investment Trusts: 0.3%
5,000,000		iStar Financial, Inc., 5.800%, due 03/15/11	5,022,110

			5,022,110

		Regional (state/province): 0.3%
CAD 4,100,000	@@	Quebec Province, 5.000%, due 12/01/38	3,693,393

			3,693,393

		Telecommunications: 0.7%
$450,000	C,L	AT&T Corp., 7.300%, due 11/15/11	487,704
1,900,000	C,S	AT&T, Inc., 4.125%, due 09/15/09	1,846,542
1,150,000	I	Nordic Telephone Co. APS, 5.939%, due 11/30/13	1,533,726
1,150,000	I	Nordic Telephone Co. APS, 6.439%, due 11/30/14	1,540,432
200,000	C,L	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	205,250
600,000	C	Qwest Communications International, Inc., 7.500%, due 02/15/14	621,000
950,000	C	Qwest Corp., 8.875%, due 03/15/12	1,062,813
1,300,000	@@,I	Wind Acquisitions, 6.298%, due 06/17/13	1,724,103
1,300,000	@@,I	Wind Acquisitions, 6.798%, due 06/17/14	1,730,430

			10,752,000

		Total Corporate Bonds/Notes (Cost $211,836,032)	213,958,835

U.S. GOVERNMENT AGENCY OBLIGATIONS: 82.0%
		Federal Home Loan Mortgage Corporation: 8.4%
3,428,007	C	3.500%, due 05/15/19	3,395,497
294,167	C	3.500%, due 07/15/32	280,611
1,221,302	C	4.000%, due 06/15/22	1,206,024
14,435,648		4.500%, due 07/01/14	14,002,956
7,328,568	C	4.500%, due 02/15/20	7,172,175
5,988,455	C	4.500%, due 05/15/24	5,920,448
8,068,385	C	4.500%, due 12/15/27	7,927,748
18,946,251		4.712%, due 06/01/35	19,180,531
686,863	C	5.000%, due 09/15/16	683,473
369,091	C	5.000%, due 05/15/18	368,591
19,409,083	C	5.000%, due 12/15/23	19,322,431
5,096,377	C	5.000%, due 03/15/26	5,070,954
920,598		5.000%, due 08/01/35	888,865
1,380,086		5.000%, due 09/01/35	1,332,514
7,847,982		5.339%, due 09/01/35	7,862,551
217,583	S	5.500%, due 07/01/07	217,587
2,707,871		5.500%, due 09/01/19	2,709,196
1,269,396		5.500%, due 03/01/23	1,264,454
7,836,668		5.500%, due 05/01/35	7,754,137
2,500,000	W	5.500%, due 01/00/00	2,472,655
123,897	C	5.700%, due 12/15/29	124,327
204,133		5.911%, due 11/01/31	205,645
2,799,983	C	5.958%, due 10/25/44	2,815,795
1,670,076		6.000%, due 01/01/22	1,694,907
2,190,207		6.000%, due 03/01/22	2,221,298
5,066,556		6.000%, due 10/01/22	5,138,480
55,250		6.500%, due 07/01/19	56,820
74,350	S	7.073%, due 06/01/24	76,201

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Federal Home Loan Mortgage Corporation (continued)
$2,553,509	S	7.341%, due 01/01/29	$2,613,809
111,667	C	8.250%, due 08/15/21	111,679

			124,092,359

		Federal National Mortgage Association: 73.4%
239,772		3.500%, due 04/25/17	238,876
10,372,888		3.851%, due 10/01/33	10,258,542
5,360,143		4.000%, due 09/01/13	5,201,982
11,036,707		4.190%, due 11/01/34	10,931,246
10,037,185		4.500%, due 04/25/16	9,876,626
3,600,804	S	4.591%, due 08/01/35	3,606,198
7,667,694		4.638%, due 10/01/35	7,656,463
3,989,539		4.654%, due 10/01/35	3,985,322
3,930,590		4.724%, due 10/01/35	3,918,592
6,945,752		4.740%, due 07/01/35	6,861,969
3,070,606		4.843%, due 02/01/34	3,050,861
4,191,218	S	4.991%, due 09/01/34	4,135,578
2,819,707		5.000%, due 11/01/12	2,808,629
198,666		5.000%, due 05/01/18	195,805
945,308		5.000%, due 12/01/18	931,692
44,923		5.000%, due 01/01/19	44,276
612,231		5.000%, due 02/01/19	603,222
147,105		5.000%, due 07/01/19	144,821
4,100,000	C,S	5.000%, due 07/29/19	4,053,121
533,124		5.000%, due 08/01/19	524,847
744,464		5.000%, due 10/01/19	732,906
705,067		5.000%, due 11/01/19	694,121
2,491,386		5.000%, due 12/01/19	2,452,708
82,000,000	W	5.000%, due 01/15/20	80,616,250
823,555		5.000%, due 02/01/20	809,897
466,146		5.000%, due 04/01/20	458,416
20,474,636		5.000%, due 08/01/20	20,135,078
1,276,611		5.000%, due 09/01/20	1,255,439
7,556,403		5.000%, due 10/01/20	7,431,085
3,501,285		5.000%, due 11/01/20	3,443,218
428,994		5.000%, due 07/01/35	414,432
4,347,005		5.000%, due 08/01/35	4,199,443
154,054		5.000%, due 09/01/35	148,825
44,565,977		5.000%, due 02/01/36	43,053,164
78,320,274		5.000%, due 03/01/36	75,661,651
131,134		5.500%, due 01/01/14	131,692
110,783		5.500%, due 12/01/14	111,291
24,442		5.500%, due 06/01/16	24,520
198,964		5.500%, due 03/01/17	199,501
180,894		5.500%, due 01/01/18	181,382
1,905,238		5.500%, due 06/01/23	1,896,708
2,695,546		5.500%, due 02/01/24	2,683,477
164,910		5.500%, due 01/01/32	163,315
543,732		5.500%, due 10/01/32	538,471
1,313,733		5.500%, due 01/01/33	1,300,959
8,374,021		5.500%, due 02/01/33	8,291,410
18,750		5.500%, due 04/01/33	18,565
6,484,019	S	5.500%, due 05/01/33	6,419,949
1,604,657		5.500%, due 10/01/33	1,588,801
1,095,991		5.500%, due 11/01/33	1,085,161
9,646,945		5.500%, due 12/01/33	9,551,621
1,304,482		5.500%, due 01/01/34	1,291,161
12,280,163		5.500%, due 09/01/34	12,152,348
5,787,396		5.500%, due 11/01/34	5,727,158
1,853,081		5.500%, due 12/01/34	1,833,794
3,831,462		5.500%, due 01/01/35	3,790,758
52,306,202		5.500%, due 02/01/35	51,759,946
18,414,643		5.500%, due 03/01/35	18,217,693
4,231,585		5.500%, due 04/01/35	4,186,678
975,076		5.500%, due 05/01/35	964,244
10,605,270		5.500%, due 06/01/35	10,487,456
16,783,942		5.500%, due 07/01/35	16,598,591
29,647,261		5.500%, due 08/01/35	29,317,908
39,831,882		5.500%, due 09/01/35	39,389,388
498,966		5.500%, due 10/01/35	493,423
366,148		5.500%, due 01/01/36	362,080
38,164		5.500%, due 02/01/36	37,726
1,807,761		5.500%, due 04/01/36	1,787,046
998,672		5.500%, due 05/01/36	987,229
122,905		5.500%, due 06/01/36	121,497
123,854		5.561%, due 05/01/36	124,893
373,788		5.850%, due 03/25/17	377,639
581,702		5.957%, due 08/01/42	586,876
797,348		5.958%, due 08/01/42	801,821
2,166,965		5.958%, due 10/01/44	2,186,701
479,500,000		6.000%, due 01/15/34	482,796,563
5,163,417	S	6.000%, due 06/01/22	5,233,410
584,351		6.000%, due 09/01/22	592,272
594,059		6.000%, due 10/01/22	602,112
1,175,763	S	6.000%, due 01/01/23	1,191,701
484,173		6.250%, due 04/25/32	496,756
961,909		6.339%, due 12/01/36	971,793
32,000,000	W	6.500%, due 01/15/35	32,609,984
9,359		6.500%, due 11/01/15	9,594
136,651		6.500%, due 09/01/16	140,034
72,487		6.500%, due 02/01/17	74,273
12,326		6.500%, due 03/01/17	12,628
151,505		6.500%, due 04/01/17	155,216
1,055		6.500%, due 06/01/29	1,082
3,742,763		6.500%, due 06/17/38	3,874,371

			1,087,067,967

		Government National Mortgage Association: 0.2%
698,646		5.125%, due 10/20/29	699,724
554,907		5.375%, due 01/20/27	557,663
359,417		5.375%, due 05/20/29	361,081
315,244		5.375%, due 04/20/30	318,478
571,464		5.750%, due 08/20/27	579,071

			2,516,017

		Total U.S. Government Agency Obligations (Cost $1,219,400,338)	1,213,676,343

U.S. TREASURY OBLIGATIONS: 6.0%
		Treasury Inflation Protected Securities: 6.0%
27,600,000		0.875%, due 04/15/10	27,881,852
7,400,000	L	2.000%, due 07/15/14	7,691,745
7,500,000	L	2.500%, due 07/15/16	7,553,513
13,600,000	L	3.375%, due 01/15/07	17,294,327
22,400,000	L	3.625%, due 01/15/08	28,287,201

		Total U.S. Treasury Obligations (Cost $88,857,046)	88,708,638

ASSET-BACKED SECURITIES: 3.2%
		Automobile Asset-Backed Securities: 0.6%
7,100,000	C	Capital One Auto Finance Trust, 5.340%, due 12/14/07	7,098,892
2,917,432	C	NALT 2006-A A1, 5.347%, due 12/14/07	2,917,432

			10,016,324

		Credit Card Asset-Backed Securities: 0.3%
4,500,000	C	Citibank Credit Card Issuance Trust, 5.474%, due 01/15/10	4,508,753

			4,508,753

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Home Equity Asset-Backed Securities: 0.7%
$692,492	C,S,L	ACE Securities Corp., 5.460%, due 10/25/35	$693,028
104,834	+,C,S	Advanta Mortgage Loan Trust, 5.725%, due 11/25/29	104,929
2,046,462	C	Argent Securities, Inc., 5.370%, due 10/25/36	2,046,143
572,875	C	Argent Securities, Inc., 5.450%, due 11/25/35	573,289
262,594	+,C	Argent Securities, Inc., 5.470%, due 10/25/35	262,775
4,716,786	C	MASTR Asset-Backed Securities Trust, 5.370%, due 11/25/36	4,715,314
1,336,634	+,C	NCHET 2005-2 A1ZA, 5.610%, due 06/25/35	1,340,072
324,036	C	Renaissance Home Equity Loan Trust, 5.790%, due 08/25/33	325,028

			10,060,578

		Other Asset-Backed Securities: 1.6%
674,602	C	Ameriquest Mortgage Securities, Inc., 5.430%, due 01/25/36	675,082
1,362,983	C	Bear Stearns Asset-Backed Securities, Inc., 5.400%, due 10/25/36	1,362,983
4,379,851	C	Countrywide Asset-Backed Certificates, 5.370%, due 05/25/37	4,382,579
6,085,770	C	Lehman XS Trust, 5.420%, due 05/25/46	6,084,820
4,452,254	C	Lehman XS Trust, 5.430%, due 07/25/46	4,452,254
6,587,269	C	Structured Asset Securities Corp., 5.370%, due 10/25/36	6,585,214

			23,542,932

		Total Asset-Backed Securities (Cost $48,124,742)	48,128,587

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.9%
2,730,925	C	Adjustable Rate Mortgage Trust, 4.594%, due 05/25/35	2,684,916
3,400,405	C	American Home Mortgage Investment Trust, 4.390%, due 02/25/45	3,345,271
5,100,000	C	American Home Mortgage Investment Trust, 4.550%, due 02/25/44	5,030,145
4,209,734	C,S	Banc of America Funding Corp., 4.114%, due 05/25/35	4,114,347
1,888,603	C,L	Banc of America Mortgage Securities, 5.000%, due 05/25/34	1,859,240
13,367,499	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.625%, due 10/25/35	13,137,981
3,870,440	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.750%, due 10/25/35	3,828,954
8,506,559	C	Bear Stearns Alternative-A Trust, 5.379%, due 10/25/36	8,470,171
2,574,318	C,S	Bear Stearns Alternative-A Trust, 5.390%, due 05/25/35	2,579,233
5,881,305	C	Bear Stearns Alternative-A Trust, 5.837%, due 11/25/36	5,915,473
3,732,174	C	Bear Stearns Alternative-A Trust, 5.840%, due 11/25/36	3,745,797
6,697,678	C,^	Countrywide Alternative Loan Trust, 0.000%, due 05/25/35	56,113
4,728,596	C,L	Countrywide Alternative Loan Trust, 5.560%, due 11/20/35	4,734,446
1,815,375	C	Countrywide Home Loan Mortgage Pass-Through Trust, 5.670%, due 03/25/35	1,823,317
6,385,313	#,C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.690%, due 06/25/35	6,377,207
91,246	#,C,S	Credit Suisse First Boston Mortgage Securities Corp., 5.900%, due 08/25/33	91,520
1,200,000	C	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 5.430%, due 02/25/37	1,201,080
2,016,018	C	Downey Savings & Loan Association Mortgage Loan Trust, 6.953%, due 07/19/44	2,052,753
544,709		Federal Housing Administration, 8.175%, due 03/01/27	552,879
5,792,391	C	FHLMC Structured Pass-Through Securities, 6.158%, due 07/25/44	5,823,578
73,835,877	C,I,^	First Horizon Alternative Mortgage Securities, 0.000%, due 01/25/36	192,505
1,894,462	C	First Horizon Alternative Mortgage Securities, 4.472%, due 03/25/35	1,876,360
1,850,416	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	1,837,663
400,000		GreenPoint Mortgage Funding, Inc., 5.430%, due 01/25/47	399,969
4,216,499	C	GSR Mortgage Loan Trust, 4.540%, due 09/25/35	4,144,476
99,997	C	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	98,643
6,895,996	C	Harborview Mortgage Loan Trust, 5.540%, due 12/19/36	6,907,885
105,690	#,C	Nomura Asset Acceptance Corp., 7.000%, due 02/19/30	109,693
975,163	C,S	Residential Accredit Loans, Inc., 5.750%, due 03/25/33	978,895

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

$743,325	C	Residential Asset Securitization Trust, 5.750%, due 05/25/33	$747,204
239,773	C	Sequoia Mortgage Trust, 5.700%, due 07/20/33	240,624
5,476,968	+,C	Structured Asset Mortgage Investments, Inc., 5.570%, due 05/25/36	5,480,124
965,296	C	Structured Asset Mortgage Investments, Inc., 6.669%, due 03/25/32	967,523
4,318,561	C	Structured Asset Securities Corp., 5.000%, due 12/25/34	4,293,200
7,100,000	C	Student Loan Marketing Association, 5.323%, due 07/25/13	7,100,000
7,337,543	C	Thornburg Mortgage Securities Trust, 5.430%, due 12/25/36	7,335,118
6,540,258	#	Wachovia Bank Commercial Mortgage Trust, 5.440%, due 09/15/21	6,544,305
140,797	C,L	Washington Mutual, Inc., 5.114%, due 10/25/32	140,112
510,519	C	Washington Mutual, Inc., 5.596%, due 02/27/34	511,932
3,060,910	+,C,S	Washington Mutual, Inc., 5.620%, due 12/25/27	3,062,270
1,725,139	C	Washington Mutual, Inc., 5.660%, due 01/25/45	1,729,309
5,931,062	C	Washington Mutual, Inc., 5.777%, due 08/25/46	5,962,247
392,194	C	Washington Mutual, Inc., 5.777%, due 10/25/46	394,722
364,775	C	Washington Mutual, Inc., 6.227%, due 06/25/42	364,932
315,378	C	Washington Mutual, Inc., 6.227%, due 08/25/42	315,981
1,126,539	C	Wells Fargo Mortgage-Backed Securities Trust, 3.989%, due 12/25/34	1,104,135
5,900,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.320%, due 07/25/35	5,775,450
767,075	C	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 11/25/18	746,015

		Total Collateralized Mortgage Obligations (Cost $146,915,162)	146,785,713

MUNICIPAL BONDS: 1.7%
		California: 0.1%
1,300,000	C	Golden State Tobacco Securitization Corp., 6.250%, due 06/01/33	1,454,505

			1,454,505

		Georgia: 0.1%
1,000,000	C,(1)	State of Georgia, 5.000%, due 05/01/20	1,065,250

			1,065,250

		Illinois: 0.4%
3,720,000	C,S,(2)	City of Chicago, 5.000%, due 01/01/34	3,872,185
2,230,000	C,S,(3)	City of Chicago, 5.000%, due 01/01/35	2,339,872

			6,212,057

		Indiana: 0.0%
800,000	C	IPS Multi-School Building Corp., 5.000%, due 07/15/25	841,344

			841,344

		Louisiana: 0.1%
870,000	C	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	932,188

			932,188

		New Jersey: 0.1%
1,740,000	C	Tobacco Settlement Financing Corp., 6.000%, due 06/01/37	1,888,300
300,000	C	Tobacco Settlement Financing Corp., 6.750%, due 06/01/39	343,119

			2,231,419

		New York: 0.2%
2,300,000	C,(4)	New York City Municipal Water Finance Authority, 5.000%, due 06/15/38	2,426,316

			2,426,316

		Ohio: 0.0%
300,000	C	Kettering, 5.000%, due 12/01/30	322,260

			322,260

		Texas: 0.4%
3,115,000	C,(5)	Lower Colorado River Authority, 5.000%, due 05/15/33	3,258,041
2,300,000	C	State of Texas, 4.750%, due 04/01/35	2,358,282

			5,616,323

		Virginia: 0.2%
2,300,000	C	Tobacco Settlement Financing Corp., 5.625%, due 06/01/37	2,446,257

			2,446,257

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Wisconsin: 0.1%
$865,000	C,S	Badger TOB Asset Securitization Corp., 6.375%, due 06/01/32	$943,317

			943,317

		Total Municipal Bonds (Cost $22,933,186)	24,491,236

OTHER BONDS: 3.3%
		Foreign Government Bonds: 3.3%
EUR 3,900,000	@@	Bundesrepublik Deutschland, 4.250%, due 01/04/14	5,239,720
EUR 21,800,000	@@	Bundesrepublik Deutschland, 4.250%, due 07/04/14	29,318,647
$2,400,000	@@,#	Export-Import Bank of China, 4.875%, due 07/21/15	2,321,292
1,700,000	@@,#,S	Hong Kong Government International Bond, 5.125%, due 08/01/14	1,701,727
JPY 300,000,000	@@	Italy Government International Bond, 3.800%, due 03/27/08	2,614,551
EUR 500,000	@@	Italy Government International Bond, 5.000%, due 05/01/08	669,451
JPY 340,000,000	@@	Japan Bank for International Cooperation, 0.350%, due 03/19/08	2,847,892
MXN 1,000,000		Mexico Government International Bond, 0.000%, due 06/30/07	145
$1,634,000	@@,S,L	Panama Government International Bond, 6.700%, due 01/26/36	1,707,530
750,000	@@	Panama Government International Bond, 8.875%, due 09/30/27	956,250
180,000	@@	South Africa Government International Bond, 6.500%, due 06/02/14	189,675
975,000	@@	South Africa Government International Bond, 9.125%, due 05/19/09	1,055,438
100,000	@@	Ukraine Government International Bond, 6.875%, due 03/04/11	103,030
200,000	@@,L	Ukraine Government International Bond, 7.650%, due 06/11/13	215,780

		Total Other Bonds (Cost $47,941,491)	48,941,128

# of Contracts/
Notional Amount			Value

Options: 0.3%
Positions in Purchased Fixed Income Options
1,035		Call Option CME 90-Day Eurodollar Future 6/07 Strike @ $95.25 - Exp 6/18/2007	77,625
2,850		Put Option CME 90-Day Eurodollar Future 6/07 Strike @ $91.25 - Exp 6/18/2007	—
613		Put Option CME 90-Day Eurodollar Future 9/07 Strike @ $91.25 - Exp 9/17/2007	—
1,427		Put Option CME 90-Day Eurodollar Future 9/07 Strike @ $91.50 - Exp 9/17/2007	—
2,026		Put Option CME 90-Day Eurodollar Future 12/07 Strike @ $92.25 - Exp 12/17/2007	1,013
560		Put Option CME 90-Day Eurodollar Future 3/08 Strike @ $91.50 - Exp 3/17/2008	280
420		Put Option CME 90-Day Eurodollar Future 3/08 Strike @ $91.75 - Exp 3/17/2008	315

Positions in Purchased Interest Rate Swap Options
USD	I 40,200,00	0 Call Swaption OTC - Wachovia Bank, N.A. 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.73%*Exp 2/1/2007	1,327
USD	I 150,500,00	0 Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.85%*Exp 3/26/2007	27,704
USD	I 47,800,00	0 Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.08%*Exp 4/19/2007	143,113
USD	I 68,000,00	0 Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.25%*Exp 6/7/2007	398,956
USD	I 96,100,00	0 Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.5%*Exp 6/29/2007	926,692

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

# of Contracts/
Notional Amount			Value

Positions in Purchased Interest Rate Swap Options (continued)
USD	I 1,777,600,00	0 Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.75%*Exp 7/2/2007	$1,317,380
USD	I 49,900,00	0 Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.9%*Exp 10/25/2007	228,637
USD	I 71,900,00	0 Call Swaption OTC - Lehman Brothers Special Financing Inc. 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.00%*Exp 12/20/2007	438,627
EUR	I 133,200,00	0 Call Swaption OTC - Citibank N.A., London 6 Month EUR-EURIBOR - Fund Pays Floating Strike @ 3.96%*Exp 7/2/2007	215,919
GBP	I 27,700,00	0 Call Swaption OTC - Citibank N.A., London 6 Month GBP-LIBOR - Fund Pays Floating Strike @ 5.00%*Exp 6/15/2007	12,203
GBP	I 14,000,00	0 Call Swaption OTC - JPMorgan Chase Bank, N.A. 6 Month GBP-LIBOR - Fund Pays Floating Strike @ 5.0625%*Exp 6/15/2007	10,606
GBP	I 104,700,00	0 Call Swaption OTC - The Royal Bank of Scotland PLC 6 Month GBP-LIBOR - Fund Pays Floating Strike @ 5.1835%*Exp 9/14/2007	286,163

		Total Options Purchased (Cost $6,934,800)	4,086,560

		Total Long-Term Investments (Cost $1,792,942,797)	1,788,777,040

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 17.7%
	Commercial Paper: 13.5%
$36,000,000	AB Spintab, 5.200%, due 01/29/07	$35,849,732
21,050,000	ABN AMRO, 5.250%, due 01/12/07	21,013,233
5,800,000	Bank of America, 5.050%, due 03/01/07	5,751,565
4,600,000	Commonwealth Bank of Australia, 5.040%, due 02/22/07	4,566,148
17,100,000	Danske Corp., 5.070%, due 01/18/07	17,056,756
40,600,000	Fortis, 5.320%, due 01/03/07	40,582,001
17,000,000	Santander, 5.200%, due 01/16/07	16,960,836
38,400,000	Societe Generale, 5.020%, due 03/01/07	38,081,217
6,900,000	UBS Finance, 5.130%, due 03/08/07	6,834,726
12,700,000	UBS Finance, 5.150%, due 01/08/07	12,685,476

	Total Commercial Paper (Cost $199,381,690)	199,381,690

	U.S. Government Agency Obligations: 2.2%
32,200,000	Federal Home Loan Bank, 4.800%, due 01/02/07	32,191,413

	Total U.S. Government Agency Obligations (Cost $32,191,413)	32,191,413

	U.S. Treasury Bill: 0.5%
7,515,000	4.670%, due 03/15/07	7,443,487

	Total U.S. Treasury Bill (Cost $7,443,487)	7,443,487

	Securities Lending CollateralCC: 1.5%
22,578,243	The Bank of New York Institutional Cash Reserves Fund	22,578,243

	Total Securities Lending Collateral (Cost $22,578,243)	22,578,243

	Total Short-Term Investments (Cost $261,594,833)	261,594,833

Total Investments in Securities (Cost $2,054,537,630)*	138.5%	$2,050,371,873
Other Assets and Liabilities-Net	(38.5)	(569,555,858)

Net Assets	100.0%	$1,480,816,015

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

@@	Foreign Issuer
MASTR	Mortgage Asset Securitization Transaction, Inc.
+	Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
^	Interest only security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Security represents the underlying municipal obligation of an inverse floating rate obligation, State of Georgia, 5.820%, due 05/01/20.
(2)	Security represents the underlying municipal obligation of an inverse floating rate obligation, City of Chicago, 5.820%, due 01/01/34.
(3)	Security represents the underlying municipal obligation of an inverse floating rate obligation, City of Chicago, 5.820%, due 01/01/35.
(4)	Security represents the underlying municipal obligation of an inverse floating rate obligation, New York City Municipal Water Finance Authority, 6.163%, due 06/15/38.
(5)	Security represents the underlying municipal obligation of an inverse floating rate obligation, Lower Colorado River Authority, 5.820%, due 05/15/33.
CAD	Canadian Dollar
DKK	Danish Krone
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
*Cost for federal income tax purposes is $2,057,909,811.
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,026,671
Gross Unrealized Depreciation	(12,564,609)

Net Unrealized Depreciation	$(7,537,938)

At December 31, 2006 the following forward currency contracts were outstanding for the ING Pimco Core Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Australia Dollars AUD 316,000	Buy	01/11/07	245,627	$249,357	$3,730
Australia Dollars AUD 670,000	Buy	02/01/07	524,546	528,388	3,842
Canada Dollars CAD 500,000	Buy	01/11/07	429,823	428,905	(918)
China Yuan Renminbi CNY 23,932,000	Buy	03/16/07	3,100,000	3,099,191	(809)
Denmark Kroner DKK 2,000,000	Buy	03/06/07	354,801	355,044	243
EURO EUR 102,000	Buy	01/23/07	134,558	134,804	246
EURO EUR 88,000	Buy	01/23/07	115,271	116,302	1,031
EURO EUR 39,240,000	Buy	01/23/07	51,328,274	51,859,989	531,715
British Pound Sterling GBP 120,000	Buy	01/11/07	237,467	234,977	(2,490)

					$536,590

Canada Dollars CAD 4,311,000	Sell	01/11/07	3,736,382	$3,698,013	$38,369
China Yuan Renminbi CNY 23,932,000	Sell	03/16/07	3,086,208	3,099,191	(12,983)
Denmark Kroner DKK 24,933,000	Sell	03/06/07	4,423,568	4,426,152	(2,584)
Denmark Kroner DKK 32,250,000	Sell	03/06/07	5,674,719	5,725,080	(50,361)
Denmark Kroner DKK 46,431,000	Sell	03/06/07	8,227,487	8,242,518	(15,031)
EURO EUR 80,261,000	Sell	01/23/07	107,260,399	106,073,767	1,186,632
Japanese Yen JPY 606,762,000	Sell	02/15/07	5,198,975	5,129,941	69,034
Japanese Yen JPY 896,299,001	Sell	02/15/07	7,798,000	7,577,866	220,134
Japanese Yen JPY 108,320,000	Sell	01/25/07	922,524	913,384	9,140

					$1,442,350

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Information concerning open futures contracts at December 31, 2006 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value ($)	Date	Gain (Loss)

90-Day Eurodollar	795	188,176,500	03/19/2007	$(94,417)
90-Day Eurodollar	4,764	1,132,760,100	03/17/2008	(1,178,051)
90-Day Eurodollar	1,248	295,682,400	06/18/2007	(84,188)
90-Day Eurodollar	804	190,779,150	09/17/2007	(666,127)
90-Day Eurodollar	1,340	318,417,500	12/17/2007	(539,975)
Euro-Bobl 5-Year Note	47	6,751,422	03/08/2007	(88,590)
Euro-Bund 10-Year Note	138	21,136,743	03/08/2007	(491,718)
Japan 10-Year Bond	3	3,379,270	03/09/2007	504
U.S. Treasury 10-Year Note	594	63,836,438	03/21/2007	(732,143)

				$(3,874,705)

Short Contracts

U.S. Treasury Long Bond	197	(21,953,188)	03/21/2007	$388,352

$388,352

The following sale commitments were held by the ING PIMCO Core Bond Portfolio at December 31, 2006:

Principal
Amount		Descriptions	Market Value

$(52,000,000)	W	Federal National Mortgage Association, 5.000%, due 01/12/36	$(50,212,500)
(51,000,000)	W	Federal National Mortgage Association, 5.000%, due 02/13/36	(49,246,875)
(168,900,000)	W	Federal National Mortgage Association, 5.500%, due 01/12/36	(166,947,178)
(15,000,000)	W	United States Treasury Note, 3.000%, due 11/15/07	(14,747,475)
(33,700,000)	W	United States Treasury Note, 3.250%, due 08/15/07	(33,345,914)
(9,800,000)	W	United States Treasury Note, 4.750%, due 05/15/14	(9,828,332)
(18,300,000)	W	United States Treasury Note, 4.875%, due 02/15/12	(18,473,008)

		Total Short Positions (Proceeds $344,603,078)	$(342,801,282)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Written Options Outstanding on December 31, 2006:

		Exercise	Expiration	# of	Premium
Description/Name of Issuer		Price	Date	Contracts	Received	Value

Call Option CME 90-Day Eurodollar Future 6/07	USD	95.75	06/15/07	1035	$462,386	$(29,497)

Call Option Eurex Euro-Bund 10-Year Note Future 3/07	EUR	120.5	02/21/07	374	82,948	(4,937)

Put Option Eurex Euro-Bund 10-Year Note Future 3/07	EUR	116.5	02/21/07	374	110,486	(473,949)

					$655,820	$(508,383)

		Floating Rate
		Index/Underlying Reference	Pay/Receive	Exercise	Expiration		Notional	Premium
Description	Counterparty	Entity	Floating	Rate	Date		Amount	Received	Value

Call — OTC Interest Rate Swap	Lehman Brothers Special Financing Inc.	3-month USD-LIBOR	Receive	5.15%	12/20/07	USD	31,300,000	$452,207	$(475,651)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.85%	03/26/07	USD	35,800,000	237,175	(92,839)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.22%	04/19/07	USD	20,800,000	164,346	(224,807)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.34%	06/07/07	USD	29,000,000	294,930	(463,420)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.60%	06/29/07	USD	41,800,000	420,717	(1,057,415)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.75%	07/02/07	USD	389,700,000	3,236,545	(1,627,239)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.01%	10/25/07	USD	21,700,000	199,770	(241,661)
Call — OTC Interest Rate Swap	Wachovia Bank, N.A.	3-month USD-LIBOR	Receive	4.78%	02/01/07	USD	17,300,000	141,860	(4,515)
Call — OTC Interest Rate Swap	Citibank N.A., London	6-month EUR-EURIBOR	Receive	4.10%	07/02/07	EUR	56,700,000	716,955	(439,798)
Call — OTC Interest Rate Swap	Citibank N.A., London	6-month GBP-LIBOR	Receive	4.85%	06/15/07	GBP	7,900,000	145,589	(38,037)
Call — OTC Interest Rate Swap	JPMorgan Chase Bank, N.A.	6-month GBP-LIBOR	Receive	4.85%	06/15/07	GBP	4,000,000	60,536	(19,259)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	6-month GBP-LIBOR	Receive	4.85%	09/14/07	GBP	29,900,000	598,274	(274,063)
Call — OTC Credit Default Swap	Morgan Stanley Capital Services, Inc.	British Telecommunications Public Limited Co. 7.125% due 2/15/2011	Receive	0.45%	06/20/08	USD	2,800,000	14,952	(12,192)

								$6,683,856	$(4,970,896)

ING PIMCO Core Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2006:

			Buy/Sell	(Pay)/Receive	Termination		Notional	Unrealized
Counterparty	Reference Entity/Obligation		Protection	Fixed Rate	Date		Amount	Appreciation/(Depreciation)

Goldman Sachs International	ABX.HE.A.06-1 Index		Buy	(0.54)%	07/25/45	USD	1,000,000	$(2,429)
Lehman Brothers Special Financing Inc.	ABX.HE.A.06-1 Index		Buy	(0.54)%	07/25/45	USD	5,000,000	(12,145)
Morgan Stanley Capital Services Inc.	Allstate Corporation (The) 6.125% due 2/15/2012		Buy	(0.26)%	12/20/08	USD	1,800,000	(6,927)
Lehman Brothers Special Financing Inc.	American International Group 5.6% due 10/18/2016	I	Sell	0.055%	03/20/08	USD	7,600,000	3,187
JPMorgan Chase Bank, N.A., New York	American International Group Convertible Zero Coupon due 11/9/2031	I	Sell	0.05%	12/20/07	USD	6,800,000	2,078
JPMorgan Chase Bank	Capital One Financial Corporation 8.75% due 2/1/2007		Buy	(1.35)%	12/20/08	USD	100,000	(2,430)
ABN AMRO Bank N.V., London	Carnival Corporation 6.15% due 4/15/2008		Buy	(0.48)%	12/20/08	USD	100,000	(811)
Lehman Brothers Special Financing Inc.	Costco Wholesale Corporation 5.50% due 3/15/2007		Buy	(0.24)%	12/20/08	USD	300,000	(936)
Morgan Stanley Capital Services Inc.	Dow Jones CDX.NA.IG.5 Index 10-Year (10-15% Tranche)		Sell	0.4575%	12/20/15	USD	14,500,000	(159)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

			Buy/Sell	(Pay)/Receive	Termination		Notional	Unrealized
Counterparty	Reference Entity/Obligation		Protection	Fixed Rate	Date		Amount	Appreciation/(Depreciation)

Morgan Stanley Capital Services Inc.	Dow Jones CDX.NA.IG.5 Index 7-Year (10-15% Tranche)		Buy	(0.1425)%	12/20/12	USD	20,200,000	$(4,213)
Deutsche Bank AG	Dow Jones CDX.NA.IG.7 Index		Buy	(0.40)%	12/20/11	USD	30,800,000	(5,248)
Morgan Stanley Capital Services Inc.	Dow Jones CDX.NA.IG.7 Index		Buy	(0.65)%	12/20/16	USD	25,400,000	55,055
Citibank N.A., New York	Eaton Corporation 5.75% due 7/15/2012		Buy	(0.28)%	12/20/08	USD	1,400,000	(5,693)
Barclays Bank PLC, London	Eli Lilly & Co Inc 6% due 3/15/2012		Buy	(0.16)%	12/20/08	USD	1,500,000	(4,024)
Morgan Stanley Capital Services Inc.	Emerson Electric Co. 4.625% due 10/15/2012		Buy	(0.21)%	12/20/08	USD	1,100,000	(3,255)
Credit Suisse First Boston Intl.	Federated Dept Stores, Inc. 6.625% due 4/1/2011		Buy	(0.41)%	12/20/08	USD	300,000	(1,367)
Barclays Bank PLC, London	Fedex Corporation 7.25% due 2/15/2011		Buy	(0.29)%	12/20/08	USD	1,100,000	(3,951)
JPMorgan Chase Bank, N.A., New York	Ford Motor Credit Company 7% due 10/1/2013	I	Sell	4.75%	06/20/07	USD	2,000,000	41,110
Lehman Brothers Special Financing Inc.	Ford Motor Credit Company 7% due 10/1/2013	I	Sell	2.50%	09/20/07	USD	800,000	11,223
Morgan Stanley Capital Services Inc.	Ford Motor Credit Company 7% due 10/1/2013	I	Sell	3.75%	06/20/07	USD	1,000,000	15,823
UBS AG, London	Ford Motor Credit Company 7% due 10/1/2013	I	Sell	3.60%	06/20/07	USD	500,000	7,557
Merrill Lynch International	Gannett Co., Inc. 6.375% due 4/1/2012		Buy	(0.22)%	12/20/08	USD	400,000	(851)
Deutsche Bank AG	Goodrich Corporation 6.29% due 7/1/2016		Buy	(0.51)%	09/20/16	USD	1,600,000	(8,596)
Credit Suisse First Boston Intl.	Goodrich Corporation 7.625% due 12/15/2012		Buy	(0.90)%	12/20/08	USD	300,000	(4,878)
Lehman Brothers Special Financing Inc.	Goodrich Corporation 7.625% due 12/15/2012		Buy	(0.97)%	12/20/08	USD	600,000	(10,552)
Merrill Lynch International	Ingersoll-Rand Company 6.48% due 6/1/2025		Buy	(0.32)%	12/20/08	USD	800,000	(3,147)
Barclays Bank PLC	iStar Financial Inc. 5.8% due 3/15/2011		Buy	(0.365)%	03/20/11	USD	5,000,000	(6,705)
BNP Paribas	iTraxx Europe HiVol Series 6 Version 1 Index		Buy	(0.85)%	12/20/16	EUR	13,000,000	15,441
Deutsche Bank AG	iTraxx Europe HiVol Series 6 Version 1 Index		Buy	(0.85)%	12/20/16	EUR	12,000,000	7,597
Goldman Sachs International	iTraxx Europe HiVol Series 6 Version 1 Index		Buy	(0.85)%	12/20/16	EUR	200,000	164
Lehman Brothers Special Financing Inc.	Johnson & Johnson 3.8% due 5/15/2013		Buy	(0.11)%	12/20/08	USD	1,500,000	(2,843)
Deutsche Bank AG	Lennar Corporation 5.95% due 10/17/2011		Buy	(0.66)%	12/20/11	USD	5,000,000	(29,363)
Credit Suisse First Boston Intl.	Lockheed Martin Corporation 8.20% due 12/1/2009		Buy	(0.44)%	12/20/08	USD	300,000	(2,349)
Lehman Brothers Special Financing Inc.	Lockheed Martin Corporation 8.20% due 12/1/2009		Buy	(0.53)%	12/20/08	USD	600,000	(5,721)
Lehman Brothers Special Financing Inc.	Masco Corporation 5.875% 7/15/2012		Buy	(0.30)%	12/20/08	USD	700,000	(1,846)
Lehman Brothers Special Financing Inc.	Northrop Grumman Corporation 7.125% 2/15/2011		Buy	(0.48)%	12/20/08	USD	600,000	(4,924)
UBS AG, London	Northrop Grumman Space & Mission Systems Corp. 7.125% due 6/1/2009		Buy	(0.29)%	12/20/08	USD	100,000	(347)
Lehman Brothers Special Financing Inc.	RadioShack Corporation 7.375% 5/15/2011	I	Buy	(0.35)%	12/20/08	USD	700,000	7,281
The Royal Bank of Scotland PLC	Republic of Indonesia 6.75% due 3/10/2014		Sell	0.40%	12/20/08	USD	700,000	(90)
Lehman Brothers Special Financing Inc.	Republic of Turkey 11.875% 1/15/2030		Buy	(2.26)%	09/20/10	USD	200,000	(7,064)
Lehman Brothers Special Financing Inc.	Republic of Turkey 11.875% 1/15/2030		Buy	(2.11)%	10/20/10	USD	500,000	(15,223)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

			Buy/Sell	(Pay)/Receive	Termination		Notional	Unrealized
Counterparty	Reference Entity/Obligation		Protection	Fixed Rate	Date		Amount	Appreciation/(Depreciation)

Morgan Stanley Capital Services Inc.	Republic of Turkey 11.875% 1/15/2030		Buy	(2.20)%	10/20/10	USD	300,000	$(10,050)
JPMorgan Chase Bank, N.A.	Russian Federation 2.25% Step due 3/31/2030	I	Sell	0.77%	05/20/07	USD	100,000	221
Deutsche Bank AG	Russian Federation 5% Step due 3/31/2030	I	Sell	0.26%	12/20/07	USD	1,900,000	3
Goldman Sachs International	Russian Federation 5% Step due 3/31/2030	I	Sell	0.70%	03/20/07	USD	2,100,000	2,604
Merrill Lynch International	Russian Federation 5% Step due 3/31/2030	I	Sell	0.61%	03/20/07	USD	1,900,000	1,971
Morgan Stanley Capital Services Inc.	Russian Federation 5% Step due 3/31/2030	I	Sell	0.26%	12/20/07	USD	1,000,000	2
Morgan Stanley Capital Services Inc.	Sealed Air Corporation 144A 5.625% due 7/15/2013		Buy	(0.58)%	09/20/13	USD	2,200,000	(10,053)
Lehman Brothers Special Financing Inc.	The Home Depot, Inc. 5.375% due 4/1/2006*		Buy	(0.12)%	12/20/08	USD	1,500,000	(1,226)
Merrill Lynch International	Topanga CDO, Ltd. 2006-2A Floating Rate due 12/10/46		Buy	(2.03)%	12/10/46	USD	2,200,000	—
Barclays Bank PLC	Ukraine Government 7.65% due 6/11/2013		Sell	0.71%	12/20/08	USD	600,000	(807)
Deutsche Bank AG	Ukraine Government 7.65% due 6/11/2013		Sell	0.72%	12/20/08	USD	400,000	(463)
Credit Suisse First Boston Intl.	Wal-Mart Stores, Inc. 4.55% due 5/1/2013		Buy	(0.15)%	12/20/08	USD	300,000	(691)
Citibank N.A., New York	Wal-Mart Stores, Inc. 6.875% due 8/10/2009		Buy	(0.14)%	12/20/08	USD	200,000	(423)
Lehman Brothers Special Financing Inc.	Wal-Mart Stores, Inc. 6.875% due 8/10/2009		Buy	(0.14)%	12/20/08	USD	2,300,000	(4,863)
Barclays Bank PLC, London	Walt Disney Company (The) 6.375% due 3/1/2012		Buy	(0.67)%	12/20/08	USD	900,000	(10,770)
Credit Suisse First Boston Intl.	Walt Disney Company (The) 6.375% due 3/1/2012		Buy	(0.53)%	12/20/08	USD	300,000	(2,794)
Lehman Brothers Special Financing Inc.	Whirlpool Corporation 8.60% due 5/1/2010		Buy	(0.29)%	12/20/08	USD	700,000	(1,693)

* In the event of a default, if this bond is no longer available an equivalent bond will be delivered.								$(30,603)

ING PIMCO Core Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2006:

				Notional
		Termination		Principal	Unrealized
		Date		Amount	Appreciation/(Depreciation)

Receive a fixed rate equal to 7.25% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: Citibank N.A., London		06/15/09	NZD	153,200,000	$(283,234)
Receive a fixed rate equal to 5% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Barclays Bank PLC, London		06/15/09	GBP	38,100,000	(241,269)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: UBS AG	I	06/18/09	USD	170,500,000	522,505
Receive a fixed rate equal to 6% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: Deutsche Bank AG		06/20/09	AUD	143,400,000	(640,507)
Receive a fixed rate equal to 6% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: JPMorgan Chase Bank, N.A.		06/20/09	AUD	73,700,000	(126,265)
Receive a fixed rate equal to 12.948% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Captial Services, Inc.	I	01/04/10	BRL	75,400,000	383,621
Receive a fixed rate equal to 12.86% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Capital Markets, L.P.		01/04/10	BRL	112,000,000	315,412
Receive a fixed rate equal to 14.28% and pay a floating rate based the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Group Capital Markets, L.P.	I	01/04/10	BRL	9,700,000	169,163

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

				Notional
		Termination		Principal	Unrealized
		Date		Amount	Appreciation/(Depreciation)

Receive a fixed rate equal to 2.1455% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: UBS AG, London Branch	I	10/15/10	EUR	1,500,000	$29,067
Receive a fixed rate equal to 2.09% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas	I	10/15/10	EUR	7,800,000	142,797
Receive a floating rate based on 6-month JPY-LIBOR and pay a fixed rate equal to 2% Counterparty: Goldman Sachs Capital Markets, L.P.		06/15/12	JPY	100,000	1
Receive a floating rate based on 6-month JPY-LIBOR and pay a fixed rate equal to 2% Counterparty: Morgan Stanley Capital Services Inc.		12/20/13	JPY	468,000,000	(2,170)
Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: Barclays Bank PLC, London	I	12/15/14	EUR	15,500,000	(93,380)
Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: Deutsche Bank AG	I	12/15/14	EUR	61,400,000	(404,212)
Receive a fixed rate equal to 5% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Deutsche Bank AG		09/15/15	GBP	7,700,000	(194,440)
Receive a fixed rate equal to 5% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Merrill Lynch Capital Services, Inc.		06/15/16	GBP	900,000	(45,281)
Receive a fixed rate equal to 8.72% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Captial Services, Inc.	I	09/05/16	MXN	41,200,000	99,919
Receive a fixed rate equal to 8.72% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	09/05/16	MXN	103,200,000	321,771
Receive a fixed rate equal to 8.86% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	09/12/16	MXN	57,000,000	364,532
Receive a fixed rate equal to 8.17% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	11/04/16	MXN	94,600,000	195,209
Receive a fixed rate equal to 8.17% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Goldman Sachs Capital Markets, L.P.	I	11/04/16	MXN	45,300,000	114,727
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: Deutsche Bank AG	I	06/20/17	USD	28,100,000	628,192
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: Citibank N.A., New York	I	06/20/17	USD	46,000,000	984,705
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: The Royal Bank of Scotland PLC	I	06/20/17	USD	38,800,000	318,477
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: Lehman Brothers Special Financing Inc.	I	06/20/17	USD	5,200,000	119,015
Receive a fixed rate equal to 4.5% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Royal Bank of Canada		06/15/27	CAD	7,100,000	(110,151)
Receive a fixed rate equal to 4.5% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Merrill Lynch Captial Services, Inc.		06/15/27	CAD	3,000,000	(49,778)
Receive a fixed rate equal to 6% and pay a floating rate based on 6-month EUR-Euribor Counterparty: Morgan Stanley Capital Services, Inc.	I	06/18/34	EUR	16,100,000	928,220
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Deutsche Bank AG		12/15/35	GBP	8,200,000	(152,043)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Barclays Bank PLC, London	I	12/15/35	GBP	9,000,000	68,864
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG		12/15/35	USD	29,500,000	(396,148)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Goldman Sachs Capital Markets, L.P.	I	12/15/35	GBP	13,200,000	255,448
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.25% Counterparty: Goldman Sachs Capital Markets, L.P.	I	06/12/36	GBP	1,800,000	(42,124)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG		06/20/37	USD	27,800,000	(687,274)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

			Notional
	Termination		Principal	Unrealized
	Date		Amount	Appreciation/(Depreciation)

Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	06/20/37	USD	76,200,000	$(1,253,975)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	06/20/37	USD	3,900,000	(96,416)

				$1,142,978

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

PREFERRED STOCK: 0.1%
	Oil & Gas: 0.1%
8,000	Chesapeake Energy Corp.	$768,800

	Total Preferred Stock (Cost $799,352)	768,800

Principal
Amount			Value

CONVERTIBLE BONDS: 0.9%
		Banks: 0.2%
$550,000	@@,#, C,X	Deutsche Bank AG, 1.800%, due 05/29/09	$535,370
1,200,000	@@,#	Deutsche Bank AG, 2.000%, due 10/07/09	1,143,240

			1,678,610

		Diversified Financial Services: 0.3%
550,000	#	IXIS Financial Products, Inc., 0.800%, due 06/15/09	536,855
550,000	#	IXIS Financial Products, Inc., 1.650%, due 06/15/09	564,696
550,000	#	IXIS Financial Products, Inc., 1.875%, due 06/15/09	547,498
550,000		Lehman Brothers Holdings, Inc., 1.383%, due 06/15/09	622,050

			2,271,099

		Electric: 0.2%
1,600,000	C	CMS Energy Corp., 2.875%, due 12/01/24	2,048,000

			2,048,000

		Media: 0.1%
1,025,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	1,049,344

			1,049,344

		Oil & Gas: 0.1%
500,000	C	Chesapeake Energy Corp., 2.750%, due 11/15/35	508,125

			508,125

		Total Convertible Bonds (Cost $7,307,012)	7,555,178

CORPORATE BONDS/NOTES: 91.2%
		Advertising: 0.9%
375,000	C,L	R.H. Donnelley Corp., 6.875%, due 01/15/13	361,406
7,150,000	C	R.H. Donnelley Corp., 8.875%, due 01/15/16	7,543,250

			7,904,656

		Aerospace/ Defense: 1.0%
1,400,000	C	Armor Holdings, Inc., 8.250%, due 08/15/13	1,463,000
1,600,000	C	DRS Technologies, Inc., 7.625%, due 02/01/18	1,656,000
3,325,000	C	L-3 Communications Corp., 6.375%, due 10/15/15	3,308,375
1,800,000	C	L-3 Communications Corp., 7.625%, due 06/15/12	1,872,000

			8,299,375

		Agriculture: 0.8%
2,775,000	C	Reynolds American, Inc., 7.625%, due 06/01/16	2,954,082
3,175,000	C	Reynolds American, Inc., 7.750%, due 06/01/18	3,386,303

			6,340,385

		Airlines: 0.4%
1,391,965	I	Continental Airlines, Inc., 6.920%, due 04/02/13	1,400,223
378,902		Continental Airlines, Inc., 7.373%, due 12/15/15	384,822
295,275		United AirLines, Inc., 6.071%, due 03/01/13	296,936
659,195		United Airlines, Inc., 6.201%, due 09/01/08	663,727
599,077	L	United Airlines, Inc., 6.602%, due 09/01/13	607,689

			3,353,397

		Apparel: 0.6%
5,200,000	C,L	Quiksilver, Inc., 6.875%, due 04/15/15	5,135,000

			5,135,000

		Auto Manufacturers: 0.8%
3,250,000	L	Ford Motor Co., 7.450%, due 07/16/31	2,567,500
4,600,000	C	General Motors Corp., 8.250%, due 07/15/23	4,301,000

			6,868,500

		Auto Parts & Equipment: 2.2%
3,200,000	C,L	ArvinMeritor, Inc., 8.750%, due 03/01/12	3,304,000
1,250,000	C,L	Cooper Standard Automotive, Inc., 7.000%, due 12/15/12	1,128,125
3,000,000	I	Goodyear Tire & Rubber Co., 8.140%, due 04/01/10	3,040,626
2,650,000	C,L	Goodyear Tire & Rubber Co., 9.000%, due 07/01/15	2,789,125
122,000	C	Meritor Automotive, Inc., 6.800%, due 02/15/09	119,865
1,400,000	C,L	Tenneco, Inc., 8.625%, due 11/15/14	1,435,000
3,200,000	C	Tenneco, Inc., 10.250%, due 07/15/13	3,520,000
3,025,000	C,S	TRW Automotive, Inc., 9.375%, due 02/15/13	3,259,438

			18,596,179

		Banks: 0.1%
1,000,000	@@	Deutsche Bank AG, 0.000%, due 01/26/10	997,816

			997,816

		Chemicals: 2.5%
300,000		Arco Chemical, Co., 10.250%, due 11/01/10	333,000
1,375,000	C	Equistar Chemicals LP, 10.125%, due 09/01/08	1,467,813
6,575,000	@@,#, C,L	Ineos Group Holdings PLC, 8.500%, due 02/15/16	6,312,000
1,825,000	C	Lyondell Chemical Co., 8.000%, due 09/15/14	1,902,563
725,000	C	Lyondell Chemical Co., 8.250%, due 09/15/16	764,875
1,000,000	#,C	Mosaic Co., 7.375%, due 12/01/14	1,031,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Chemicals (continued)
$2,450,000	C	Nalco Co., 7.750%, due 11/15/11	$2,517,375
800,000	C,L	Nalco Co., 8.875%, due 11/15/13	851,000
2,500,000	C	PQ Corp., 7.500%, due 02/15/13	2,475,000
2,500,000	C	Rockwood Specialties Group, Inc., 7.500%, due 11/15/14	2,531,250
984,772	@@,I	SigmaKalon Group BV, 5.491%, due 06/30/12	1,298,875

			21,485,001

		Coal: 0.5%
3,975,000	C	Peabody Energy Corp., 6.875%, due 03/15/13	4,094,250

			4,094,250

		Commercial Services: 1.4%
2,950,000	C,L	Corrections Corp. of America, 6.750%, due 01/31/14	2,994,250
166,667		Hertz Corp., 5.390%, due 12/21/12	167,982
138,712		Hertz Corp., 7.570%, due 12/21/12	139,807
56,621		Hertz Corp., 7.570%, due 12/21/12	57,068
1,128,857		Hertz Corp., 7.620%, due 12/21/12	1,137,498
4,325,000	#,C	Hertz Corp., 8.875%, due 01/01/14	4,552,063
800,000	C	Service Corp. International, 7.375%, due 10/01/14	840,000
1,725,000	C	Service Corp. International, 7.625%, due 10/01/18	1,837,125

			11,725,793

		Computers: 0.8%
6,480,000	C,L	Sungard Data Systems, Inc., 9.125%, due 08/15/13	6,836,400

			6,836,400

		Distribution/ Wholesale: 1.2%
1,800,000	C	Buhrmann US, Inc., 7.875%, due 03/01/15	1,764,000
1,500,000	C	Buhrmann US, Inc., 8.250%, due 07/01/14	1,496,250
2,155,000	C	VWR International, Inc., 6.875%, due 04/15/12	2,179,244
4,795,000	C,L	VWR International, Inc., 8.000%, due 04/15/14	4,962,825

			10,402,319

		Diversified Financial Services: 10.2%
4,375,671	C	AES Ironwood, LLC, 8.857%, due 11/30/25	4,933,569
662,812	C	AES Red Oak, LLC, 8.540%, due 11/30/19	724,123
5,200,000	C,S,L	BCP Crystal US Holdings Corp., 9.625%, due 06/15/14	5,772,000
3,100,000	@@,C, S	Bluewater Finance Ltd., 10.250%, due 02/15/12	3,262,750
2,500,000	@@,#, C	C10 Capital, Ltd., 6.722%, due 12/31/16	2,513,750
10,000,000	#,L	DJ CDX NA HY, 8.375%, due 12/29/11	10,275,000
1,000,000	#,C	El Paso Performance-Linked Trust, 7.750%, due 07/15/11	1,062,500
2,500,000	I	Ford Motor Credit Co., 8.360%, due 11/29/13	2,501,569
4,000,000		Ford Motor Credit Co., 7.000%, due 10/01/13	3,824,940
16,855,000	S	Ford Motor Credit Co., 7.375%, due 02/01/11	16,699,916
625,000		Ford Motor Credit Co., 7.875%, due 06/15/10	630,660
225,000		Ford Motor Credit Co., 8.000%, due 12/15/16	222,709
5,600,000		Ford Motor Credit Co., 8.625%, due 11/01/10	5,769,042
1,945,000	C	General Motors Acceptance Corp., 6.000%, due 04/01/11	1,934,279
1,000,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	1,028,699
55,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	56,470
2,500,000	S	General Motors Acceptance Corp., 6.875%, due 08/28/12	2,570,043
1,500,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	1,549,163
1,850,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	1,925,595
2,900,000	L	General Motors Acceptance Corp., 8.000%, due 11/01/31	3,339,063
3,500,000	#,C	Idearc, Inc., 8.000%, due 11/15/16	3,570,000
4,075,000	C	KRATON Polymers, LLC, 8.125%, due 01/15/14	4,095,375
1,800,000	#,C	Sally Holdings LLC, 9.250%, due 11/15/14	1,842,750
1,200,000	@@,#	TNK-BP Finance SA, 7.500%, due 07/18/16	1,279,500
1,375,000	C	Universal City Development Partners, 11.750%, due 04/01/10	1,479,844
3,725,000	C	Universal City Florida Holding Co., 8.375%, due 05/01/10	3,836,750

			86,700,059

		Education: 0.1%
1,000,000	I	Riverdeep International, 8.096%, due 11/28/13	1,000,157

			1,000,157

		Electric: 7.6%
5,300,000	#,C,S	AES Corp., 8.750%, due 05/15/13	5,704,125
1,975,000	C,L	CMS Energy Corp., 6.875%, due 12/15/15	2,049,063
775,000	C	Edison Mission Energy, 7.500%, due 06/15/13	813,750
1,200,000	C	Edison Mission Energy, 7.750%, due 06/15/16	1,278,000
6,010,562	C,S	Midwest Generation, LLC, 8.560%, due 01/02/16	6,630,401
4,000,000	C,S	Midwest Generation, LLC, 8.750%, due 05/01/34	4,360,000
5,150,000	C	NRG Energy, Inc., 7.250%, due 02/01/14	5,201,500
6,500,000	C	NRG Energy, Inc., 7.375%, due 02/01/16	6,548,750
1,050,000	C	NRG Energy, Inc., 7.375%, due 01/15/17	1,055,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Electric (continued)
$7,475,000	C,L	PSEG Energy Holdings, LLC, 8.500%, due 06/15/11	$8,073,000
2,000,000	I	Reliant Resources, Inc., 5.187%, due 12/01/10	2,016,500
4,550,000	C,L	Reliant Resources, Inc., 6.750%, due 12/15/14	4,470,375
3,350,000	C,L	Reliant Resources, Inc., 9.250%, due 07/15/10	3,534,250
3,255,000	C	Sierra Pacific Resources, 6.750%, due 08/15/17	3,208,812
500,000	C	Sierra Pacific Resources, 7.803%, due 06/15/12	525,712
2,000,000	C,L	Sierra Pacific Resources, 8.625%, due 03/15/14	2,157,318
2,006,389	#,C, S,L	South Point Energy Center, LLC, 8.400%, due 05/30/12	1,937,420
2,000,000	C	TECO Energy, Inc., 6.750%, due 05/01/15	2,100,000
2,568,408	#,C,S	Tenaska Alabama Partners LP, 7.000%, due 06/30/21	2,563,667

			64,227,893

		Electrical Components & Equipment: 0.4%
1,750,000	@@	Legrand, 8.500%, due 02/15/25	2,021,250
1,500,000	C	Superior Essex Communications, LLC, 9.000%, due 04/15/12	1,567,500

			3,588,750

		Electronics: 1.1%
1,475,000	@@,C	Celestica, Inc., 7.625%, due 07/01/13	1,445,500
850,000	@@,C	Celestica, Inc., 7.875%, due 07/01/11	845,750
2,800,000	C	Communications & Power Industries, Inc., 8.000%, due 02/01/12	2,856,000
2,850,000	C,L	Sanmina-SCI Corp., 8.125%, due 03/01/16	2,771,625
1,625,000	@@,C, L	Solectron Global Finance Ltd., 8.000%, due 03/15/16	1,653,438

			9,572,313

		Energy — Alternate Sources: 0.2%
1,348,438	I	Headwaters, Inc., 7.500%, due 04/30/11	1,342,539

			1,342,539

		Entertainment: 1.1%
3,617,000	#,C	Choctaw Resort Development Enterprise, 7.250%, due 11/15/19	3,635,085
1,475,000	C	Herbst Gaming, Inc., 7.000%, due 11/15/14	1,416,000
2,375,000	C,S	Herbst Gaming, Inc., 8.125%, due 06/01/12	2,434,375
1,425,000	C	Seneca Gaming Corp., 7.250%, due 05/01/12	1,457,063

			8,942,523

		Environmental Control: 1.3%
5,475,000	C	Allied Waste North America, Inc., 7.125%, due 05/15/16	5,447,625
5,400,000	C,S,L	Allied Waste North America, Inc., 7.250%, due 03/15/15	5,433,750

			10,881,375

		Food: 1.8%
3,300,000	C,L	Albertson’s, Inc., 7.450%, due 08/01/29	3,240,597
600,000	L	American Stores Co., 8.000%, due 06/01/26	633,664
4,435,000	C	Delhaize America, Inc., 9.000%, due 04/15/31	5,287,873
3,150,000	C,L	Ingles Markets, Inc., 8.875%, due 12/01/11	3,299,625
2,725,000	C	Supervalu, Inc., 7.500%, due 11/15/14	2,854,988

			15,316,747

		Forest Products & Paper: 3.1%
2,200,000	@@,C, S,L	Abitibi-Consolidated Co. of Canada, 8.375%, due 04/01/15	1,914,000
700,000	@@,C, L	Abitibi-Consolidated Co. of Canada, 8.550%, due 08/01/10	668,500
2,450,000	@@,C, L	Bowater Canada Finance, 7.950%, due 11/15/11	2,413,250
150,000	@@,C, L	Cascades, Inc., 7.250%, due 02/15/13	150,375
1,500,000	#,C	Georgia-Pacific Corp., 7.125%, due 01/15/17	1,503,750
2,000,000	C	Georgia-Pacific Corp., 7.250%, due 06/01/28	1,950,000
3,050,000		Georgia-Pacific Corp., 7.375%, due 12/01/25	2,989,000
7,525,000	C	Georgia-Pacific Corp., 8.000%, due 01/15/24	7,675,500
1,050,000		Kappa-Jefferson Corp., 7.745%, due 11/29/13	1,057,755
1,050,000		Kappa-Jefferson Corp., 8.245%, due 11/29/14	1,057,159
500,000	@@	Smurfit Capital Funding PLC, 7.500%, due 11/20/25	480,000
4,150,000	#,C,L	Verso Paper Holdings, LLC, 9.125%, due 08/01/14	4,347,125

			26,206,414

		Gas: 0.3%
2,500,000	I	Farrell Gas, 8.780%, due 08/01/07	2,520,296

			2,520,296

		Healthcare — Products: 1.4%
3,700,000		Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11	3,894,250
2,400,000	X	Fresenius Medical Care Capital Trust II, 7.875%, due 02/01/08	2,448,000
5,215,000	C,L	Rotech Healthcare, Inc., 9.500%, due 04/01/12	5,136,775

			11,479,025

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount				Value

			Healthcare — Services: 4.9%
	$5,090,000	C,L	DaVita, Inc., 7.250%, due 03/15/15	$5,217,250
	1,215,000	C,S,L	HCA, Inc., 6.250%, due 02/15/13	1,078,313
	575,000	C,S	HCA, Inc., 6.750%, due 07/15/13	517,500
	2,900,000	C,L	HCA, Inc., 6.950%, due 05/01/12	2,755,000
	5,300,000	C	HCA, Inc., 7.190%, due 11/15/15	4,572,490
	340,000		HCA, Inc., 7.580%, due 09/15/25	278,348
	1,900,000		HCA, Inc., 7.690%, due 06/15/25	1,582,134
	2,000,000		HCA, Inc., 8.086%, due 11/14/13	2,023,894
	1,360,000	#,C	HCA, Inc., 9.125%, due 11/15/14	1,456,900
	5,690,000	#,C	HCA, Inc., 9.250%, due 11/15/16	6,109,638
	2,750,000	#,C	HCA, Inc., 9.625%, due 11/15/16	2,963,125
	2,985,000	I	Health Corp., 8.620%, due 02/02/13	3,008,838
	5,730,000	C,S	Tenet Healthcare Corp., 7.375%, due 02/01/13	5,293,088
	4,650,000	C,L	Triad Hospitals, Inc., 7.000%, due 11/15/13	4,702,313

				41,558,831

			Holding Companies — Diversified: 1.2%
	8,330,000	@@,C, S	MDP Acquisitions PLC, 9.625%, due 10/01/12	8,871,450
E	UR1,150,000	@@,C	JSG Funding PLC, 10.125%, due 10/01/12	1,654,676

				10,526,126

			Household Products/ Wares: 0.0%
	$1,000	C	Spectrum Brands, Inc., 7.375%, due 02/01/15	870

				870

			Investment Companies: 0.2%
	1,100,000	I	Weather Investment, 4.955%, due 06/17/12	1,454,590

				1,454,590

			Leisure Time: 0.2%
	2,000,000	@@,L	Royal Caribbean Cruises Ltd., 7.250%, due 03/15/18	2,031,372

				2,031,372

			Lodging: 4.0%
	1,775,000	C,S	Boyd Gaming Corp., 7.125%, due 02/01/16	1,775,000
	1,725,000	C	Gaylord Entertainment Co., 8.000%, due 11/15/13	1,798,313
	2,378,049	I	Metro-Goldwyn-Mayer, Inc., 8.617%, due 04/08/11	2,355,755
	6,225,000	C	MGM Mirage, 6.625%, due 07/15/15	5,960,438
	1,050,000	C,L	MGM Mirage, 6.875%, due 04/01/16	1,013,250
	3,975,000	C,L	MGM Mirage, 8.375%, due 02/01/11	4,143,938
	300,000	C	Mirage Resorts, Inc., 7.250%, due 08/01/17	302,625
	1,000,000	C,L	Station Casinos, Inc., 6.500%, due 02/01/14	893,750
	2,700,000	C	Station Casinos, Inc., 6.875%, due 03/01/16	2,436,750
	3,075,000	C,L	Station Casinos, Inc., 7.750%, due 08/15/16	3,113,438
	10,350,000	C,S,L	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	10,337,063

				34,130,320

			Media: 7.2%
	2,290,000	@@,C, L	CanWest Media, Inc., 8.000%, due 09/15/12	2,401,638
	8,000,000	C,S,L	CCO Holdings, LLC, 8.750%, due 11/15/13	8,350,000
	3,500,000	C	Charter Communications Holdings II, LLC, 8.005%, due 04/25/13	3,527,342
	2,500,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	2,621,875
	1,275,000	C	CSC Holdings, Inc., 6.750%, due 04/15/12	1,249,500
	5,225,000		CSC Holdings, Inc., 7.625%, due 04/01/11	5,349,094
	325,000		CSC Holdings, Inc., 7.875%, due 02/15/18	325,813
	4,225,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	4,626,375
	5,100,000	C,S,L	DirecTV Holdings, LLC, 6.375%, due 06/15/15	4,915,125
	200,000	C	DirecTV Holdings, LLC, 8.375%, due 03/15/13	209,000
	2,500,000	C	Echostar DBS Corp., 6.375%, due 10/01/11	2,490,625
	1,900,000	C	Echostar DBS Corp., 6.625%, due 10/01/14	1,857,250
	1,025,000	C	Echostar DBS Corp., 7.000%, due 10/01/13	1,028,844
	6,640,000	C,L	Echostar DBS Corp., 7.125%, due 02/01/16	6,673,200
E	UR3,935,000	@@,#, C	Lighthouse International Co. SA, 8.000%, due 04/30/14	5,707,321
	$1,000,000	I	Primedia, Inc., 7.570%, due 09/30/13	998,333
	1,200,000	C,L	Primedia, Inc., 8.000%, due 05/15/13	1,167,000
	1,420,000	@@,C	Rogers Cable, Inc., 6.750%, due 03/15/15	1,470,177
	1,900,000	@@,C	Rogers Cable, Inc., 8.750%, due 05/01/32	2,318,000
	1,175,000	@@,#, C,L	Unity Media GmbH, 10.375%, due 02/15/15	1,147,094
E	UR1,125,000	@@,C	UPC Holding BV, 7.750%, due 01/15/14	1,496,188
E	UR1,250,000	@@,C, L	UPC Holding BV, 8.625%, due 01/15/14	1,724,309

				61,654,103

			Mining: 0.3%
	$2,250,000	@@,#, C,L	Novelis, Inc., 8.250%, due 02/15/15	2,188,125

				2,188,125

			Miscellaneous Manufacturing: 0.9%
	2,800,000	@@,#, C,L	Bombardier Inc., 7.250%, due 11/15/16	3,765,428
	450,000	@@,#, C,L	Bombardier Inc., 8.000%, due 11/15/14	463,500
	203,980		Eastman Kodak Co., 7.570%, due 10/14/12	204,833
	858,093		Eastman Kodak Co., 7.600%, due 10/14/12	861,682

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Miscellaneous Manufacturing (continued)
$125,000		Eastman Kodak Co., 7.639%, due 10/18/12	$125,523
163,721		Eastman Kodak Co., 7.649%, due 10/14/12	164,406
161,000	@@,#, C,L	Invensys PLC, 9.875%, due 03/15/11	173,478
1,960,000	C	Trinity Industries, Inc., 6.500%, due 03/15/14	1,935,500

			7,694,350

		Office/ Business Equipment: 0.4%
2,880,000	C,L	Xerox Capital Trust I, 8.000%, due 02/01/27	2,955,600

			2,955,600

		Oil & Gas: 2.9%
1,500,000	C,L	Chesapeake Energy Corp., 6.375%, due 06/15/15	1,492,500
450,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	449,438
3,025,000	C	Chesapeake Energy Corp., 6.875%, due 01/15/16	3,066,594
2,500,000	C	Chesapeake Energy Corp., 7.000%, due 08/15/14	2,553,125
1,000,000	C	Chesapeake Energy Corp., 7.500%, due 06/15/14	1,043,750
6,125,000	C,S	El Paso Production Holding Co., 7.750%, due 06/01/13	6,438,906
1,800,000	C	Newfield Exploration Co., 6.625%, due 09/01/14	1,809,000
2,950,000	C	Newfield Exploration Co., 6.625%, due 04/15/16	2,950,000
1,775,000	@@,#, C	Opti Canada, Inc., 8.250%, due 12/15/14	1,832,688
2,500,000	C	Pogo Producing Co., 7.875%, due 05/01/13	2,525,000
600,000		Valero Energy Corp., 7.800%, due 06/14/10	610,500

			24,771,501

		Oil & Gas Services: 0.5%
950,000	#,C,L	Complete Production Services, Inc., 8.000%, due 12/15/16	978,500
706,000	C	Dresser-Rand Group, Inc., 7.375%, due 11/01/14	714,825
1,818,000	C	Hanover Equipment Trust, 8.500%, due 09/01/08	1,849,815
500,000	C	Hanover Equipment Trust, 8.750%, due 09/01/11	523,750

			4,066,890

		Packaging & Containers: 2.3%
650,000	C	Crown Americas, LLC and Crown Americas Capital Corp., 7.625%, due 11/15/13	672,750
3,525,000	C	Crown Americas, LLC and Crown Americas Capital Corp., 7.750%, due 11/15/15	3,674,813
750,000	C	Greif, Inc., 8.875%, due 08/01/12	791,250
95,000	C	Jefferson Smurfit Corp. US, 7.500%, due 06/01/13	89,775
2,249,000	C,L	Jefferson Smurfit Corp. US, 8.250%, due 10/01/12	2,204,020
1,450,000	@@,C	Norampac, Inc., 6.750%, due 06/01/13	1,417,375
2,750,000	C,L	Owens Brockway Glass Container, Inc., 6.750%, due 12/01/14	2,681,250
3,245,000	C	Owens Brockway Glass Container, Inc., 8.750%, due 11/15/12	3,455,925
859,000	C	Smurfit-Stone Container Enterprises, Inc., 9.750%, due 02/01/11	890,139
4,100,000	C	Stone Container Corp., 8.375%, due 07/01/12	4,038,500

			19,915,797

		Pipelines: 6.0%
450,000	C	Colorado Interstate Gas Co., 6.800%, due 11/15/15	470,152
1,500,000	C,L	Dynegy Holdings, Inc., 7.125%, due 05/15/18	1,470,000
1,550,000	L	Dynegy Holdings, Inc., 8.375%, due 05/01/16	1,635,250
1,600,000	C,L	El Paso Corp., 7.750%, due 01/15/32	1,760,000
1,100,000	C	El Paso Corp., 7.800%, due 08/01/31	1,207,250
4,200,000	C,L	El Paso Corp., 7.875%, due 06/15/12	4,525,500
1,500,000	L	El Paso Corp., 8.050%, due 10/15/30	1,672,500
300,000		El Paso Corp., 9.625%, due 05/15/12	342,000
2,000,000		El Paso Corp., 10.750%, due 10/01/10	2,310,000
803,000		El Paso Natural Gas Co., 8.625%, due 01/15/22	976,518
3,000,000	C,S	Roseton, 7.270%, due 11/08/10	3,069,375
2,825,000	C	Roseton, 7.670%, due 11/08/16	2,929,172
3,525,000	#,C	SemGroup LP, 8.750%, due 11/15/15	3,560,250
4,000,000	C	Sonat, Inc., 7.000%, due 02/01/18	4,100,000
2,700,000	C	Sonat, Inc., 7.625%, due 07/15/11	2,875,500
450,000		Tennessee Gas Pipeline Co., 7.500%, due 04/01/17	493,262
4,460,000	C,L	Williams Cos., Inc., 7.500%, due 01/15/31	4,649,550
5,450,000	C,L	Williams Cos., Inc., 7.625%, due 07/15/19	5,858,750
6,350,000	C,S	Williams Cos., Inc., 7.875%, due 09/01/21	6,842,125
675,000	#,L	Williams Partners LP, 7.250%, due 02/01/17	691,875

			51,439,029

		Real Estate: 0.2%
1,750,000	C	Forest City Enterprises, Inc., 7.625%, due 06/01/15	1,793,750

			1,793,750

		Real Estate Investment Trusts: 1.1%
3,000,000	C	Host Marriott LP, 6.375%, due 03/15/15	2,973,750
1,400,000	C	Host Marriott LP, 6.750%, due 06/01/16	1,408,750
500,000	C	Ventas Realty LP, 6.750%, due 04/01/17	518,750
2,000,000	C	Ventas Realty LP, 7.125%, due 06/01/15	2,110,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Real Estate Investment Trusts (continued)
$1,650,000	C	Ventas Realty LP, 8.750%, due 05/01/09	$1,761,375
800,000	C	Ventas Realty LP, 9.000%, due 05/01/12	908,000

			9,680,625

		Retail: 2.4%
2,700,000	C	AmeriGas Partners LP, 7.125%, due 05/20/16	2,713,500
5,360,000	C	Amerigas Partners LP, 7.250%, due 05/20/15	5,453,800
2,475,000	C,L	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	2,543,063
2,615,000	C	Ferrellgas Escrow, LLC, 6.750%, due 05/01/14	2,556,163
3,000,000	C,S	Ferrellgas Partners LP, 8.750%, due 06/15/12	3,090,000
4,300,000	C,S	Suburban Propane Partners LP, 6.875%, due 12/15/13	4,235,500

			20,592,026

		Semiconductors: 1.1%
2,075,000	#,C	Freescale Semiconductor, 8.875%, due 12/15/14	2,077,594
2,550,000	#,C	Freescale Semiconductor, 9.125%, due 12/15/14	2,546,813
2,950,000	@@,#, C	Sensata Technologies BV, 8.250%, due 05/01/14	2,846,750
2,000,000	I	Spansion, LLC, 8.375%, due 10/30/12	2,008,334

			9,479,491

		Software: 0.3%
2,450,000	C	UGS Corp. — Old, 10.000%, due 06/01/12	2,682,750

			2,682,750

		Structured Notes: 0.2%
1,000,000	I	Ferrovial CLN FRN, 6.000%, due 04/07/11	1,955,058

			1,955,058

		Telecommunications: 12.4%
3,075,000	C	American Cellular Corp., 10.000%, due 08/01/11	3,267,188
3,500,000	C	Cincinnati Bell, Inc., 7.250%, due 07/15/13	3,640,000
4,300,000	C,S,L	Cincinnati Bell, Inc., 8.375%, due 01/15/14	4,439,750
500,000		Citizens Communications Co., 7.450%, due 07/01/35	462,500
750,000	#,C	Citizens Communications Co., 7.875%, due 01/15/27	761,250
2,675,000	C	Citizens Communications Co., 9.000%, due 08/15/31	2,915,750
1,986,667		Hawaiian Telcom Communications, 7.620%, due 10/31/12	1,984,183
1,800,000	C,L	Hawaiian Telcom Communications, Inc., 9.750%, due 05/01/13	1,813,500
1,714,000	C	Insight Capital, Inc., 9.750%, due 10/01/09	1,746,137
2,700,000	@@,#, C	Intelsat Bermuda Ltd., 9.250%, due 06/15/16	2,916,000
275,000	@@,C	Intelsat Subsidiary Holding Co., Ltd., 8.250%, due 01/15/13	280,500
5,175,000	@@,C, L	Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	5,407,875
2,800,000	@@,C	Intelsat Subsidiary Holding Co., Ltd., 10.484%, due 01/15/12	2,838,500
800,000	@@,#, L	Mobile Telesystems Finance SA, 8.000%, due 01/28/12	840,000
800,000		Mobile Telesystems Finance SA, 8.375%, due 10/14/10	844,560
3,900,000	C	Nextel Communications, Inc., 7.375%, due 08/01/15	4,003,003
850,000	I	Nordic Telephone Co. APS, 5.939%, due 11/30/13	1,133,623
850,000	I	Nordic Telephone Co. APS, 6.439%, due 11/30/14	1,138,580
3,600,000	@@,#, C,L	Nordic Telephone Co. Holdings ApS, 8.875%, due 05/01/16	3,870,000
1,425,000	@@,#, C,L	Nortel Networks Ltd., 10.125%, due 07/15/13	1,546,125
825,000	@@,#, C	Nortel Networks Ltd., 10.750%, due 07/15/16	906,469
1,100,000		Northwestern Bell Telephone, 7.750%, due 05/01/30	1,119,250
3,000,000	@@,C, L	NTL Cable PLC, 9.125%, due 08/15/16	3,183,750
1,150,000	C,L	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	1,180,188
6,850,000	C,S	Qwest Communications International, Inc., 7.250%, due 02/15/11	7,038,375
12,775,000	C	Qwest Communications International, Inc., 7.500%, due 02/15/14	13,222,125
1,000,000	C,L	Qwest Corp., 7.200%, due 11/10/26	1,012,500
1,700,000	C,L	Qwest Corp., 7.500%, due 06/15/23	1,721,250
375,000	C	Qwest Corp., 7.625%, due 06/15/15	403,125
10,250,000	C	Qwest Corp., 8.875%, due 03/15/12	11,467,188
850,000	@@,C	Rogers Wireless, Inc., 6.375%, due 03/01/14	864,875
3,165,000	@@,C	Rogers Wireless, Inc., 7.500%, due 03/15/15	3,449,850
3,825,000	C	Rural Cellular Corp., 9.875%, due 02/01/10	4,087,969
5,175,000	C,S	Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	5,556,656
1,200,000	@@,#, C,L	Wind Acquisition Finance SA, 10.750%, due 12/01/15	1,371,000
500,000	@@,I	Wind Acquisition, Inc., 6.978%, due 12/21/11	499,686
1,200,000	@@,I	Wind Acquisitions, 6.298%, due 06/17/13	1,594,400
1,150,000	#,C,L	Windstream Corp., 8.625%, due 08/01/16	1,265,000

			105,792,680

		Transportation: 0.7%
1,500,000	I	Amadeus Halde, 8.117%, due 04/08/13	1,512,785
1,500,000	I	Amadeus Halde, 8.617%, due 04/08/14	1,518,750

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Transportation (continued)
$1,100,000	@@,C	Grupo Transportacion Ferroviaria Mexicana SA DE CV, 9.375%, due 05/01/12	$1,179,750
1,743,000	C	Horizon Lines, LLC, 9.000%, due 11/01/12	1,838,865

			6,050,150

		Total Corporate Bonds/Notes (Cost $757,190,499)	776,231,196

U.S. TREASURY OBLIGATIONS: 6.0%
		U.S. Treasury Bonds: 6.0%
42,175,000		7.500%, due 11/15/16	51,262,405

		Total U.S. Treasury Obligations (Cost $51,693,171)	51,262,405

		Total Long-Term Investments (Cost $816,990,034)	835,817,579

SHORT-TERM INVESTMENTS: 23.9%
		Commercial Paper: 3.0%
19,000,000		AB Spintab, 5.200%, due 01/29/07	18,920,692
1,600,000		Societe Generale, 5.020%, due 03/01/07	1,586,717
4,900,000		UBS Finance, 5.130%, due 03/08/07	4,853,646

		Total Commercial Paper (Cost $25,361,055)	25,361,055

		U.S. Government Agency Obligations: 2.8%
24,200,000		Federal Home Loan Bank, 4.800%, due 01/02/07	24,193,547
100,000		Federal Home Loan Bank, 5.150%, due 01/24/07	99,676

		Total U.S. Government Agency Obligations (Cost $24,293,223)	24,293,223

		Securities Lending CollateralCC: 18.1%
154,218,065		The Bank of New York Institutional Cash Reserves Fund	154,218,065

		Total Securities Lending Collateral (Cost $154,218,065)	154,218,065

		Total Short-Term Investments (Cost $203,872,343)	203,872,343

Total Investments in Securities (Cost $1,020,862,377)*	122.1%	$1,039,689,922
Other Assets and Liabilities-Net	(22.1)	(188,305,988)

Net Assets	100.0%	$851,383,934

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
EUR	EU Euro
*	Cost for federal income tax purposes is $1,021,376,250
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,086,300
Gross Unrealized Depreciation	(4,772,628)

Net Unrealized Appreciation	$18,313,672

At December 31, 2006 the following forward currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

EURO EUR 15,417,000	Sell	1/23/07	20,603,202	20,375,267	$227,935
British Pound Sterling GBP 995,000	Sell	1/11/07	1,936,554	1,948,346	(11,792)

					$216,143

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

ING PIMCO High Yield Portfolio Credit Default Swap Agreements Outstanding on December 31, 2006:

					(Pay)/				Unrealized
				Buy/Sell	Receive	Termination		Notional	Appreciation/
Counterparty		Reference Entity/Obligation		Protection	Fixed Rate	Date		Amount	(Depreciation)

JPMorgan Chase Bank, N.A.		Abitibi-Consolidated 8.375% due 4/1/2015		Sell	1.50%	6/20/07	USD	$500,000	$(318)
Merrill Lynch International	I	AES Corporation 8.75% due 6/15/2008		Sell	0.95%	6/20/07	USD	2,000,000	6,763
Merrill Lynch International	I	AES Corporation 8.75% due 6/15/2008		Sell	0.95%	6/20/07	USD	1,200,000	4,058
Goldman Sachs International	I	Arvinmeritor, Inc. 8.75% due 3/1/2012		Sell	2.40%	3/20/07	USD	1,000,000	4,267
Credit Suisse International	I	Directv Holdings 8.375% due 3/15/2013		Buy	(1.68)%	12/20/11	USD	1,000,000	2,536
Deutsche Bank AG		Dow Jones CDX.NA.HY.7 Index		Buy	(3.25)%	12/20/11	USD	24,300,000	(499,116)
Lehman Brothers Special Financing Inc.		Dow Jones CDX.NA.HY.7 Index		Buy	(3.25)%	12/20/11	USD	34,700,000	(693,791)
Merrill Lynch International		Dow Jones CDX.NA.HY.7 Index		Buy	(3.25)%	12/20/11	USD	5,000,000	(12,074)
Citibank N.A., New York	I	Ford Motor Credit Co. 7% due 10/1/2013		Sell	1.60%	6/20/07	USD	4,000,000	22,599
Credit Suisse International	I	Ford Motor Credit Co. 7% due 10/1/2013		Sell	0.70%	6/20/07	USD	1,500,000	2,087
Credit Suisse International	I	Ford Motor Credit Co. 7% due 10/1/2013		Sell	1.45%	12/20/08	USD	4,000,000	10,322
Morgan Stanley Capital Services Inc.	I	Multiple Reference Entities of Gazprom		Sell	1.05%	4/20/11	USD	3,000,000	42,243
HSBC Bank USA, N.A.	I	Gazprom 9.625% due 3/1/2013		Sell	0.32%	2/20/07	USD	925,000	177
JPMorgan Chase Bank, N.A.	I	Lear Corporation 8.11% due 5/15/2009		Sell	7.75%	3/20/07	USD	2,200,000	34,637
Lehman Brothers Special Financing Inc.	I	Primedia Inc. 8.875% due 5/15/2011	I	Sell	2.50%	3/20/07	USD	1,000,000	1,460
Deutsche Bank AG	I	Russian Federation 5% Step due 3/31/2030	I	Sell	0.44%	6/20/07	USD	2,000,000	2,100

									$(1,072,050)

ING PIMCO High Yield Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2006:

				Notional	Unrealized
		Termination		Principal	Appreciation/
		Date		Amount	(Depreciation)

Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: UBS AG	I	12/19/08	USD	$2,500,000	$(2,534)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Goldman Sachs Capital Markets, L.P.	I	12/19/08	USD	11,100,000	(14,136)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG	I	12/19/08	USD	58,600,000	(63,837)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: Lehman Brothers Special Financing Inc.	I	6/20/17	USD	9,300,000	212,854

					$132,347

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER FUND PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 98.7%
		Advertising: 1.2%
14,400		Omnicom Group	$1,505,376

			1,505,376

		Aerospace/ Defense: 2.5%
20,800		General Dynamics Corp.	1,546,480
27,459		United Technologies Corp.	1,716,737

			3,263,217

		Airlines: 0.7%
63,769		Southwest Airlines Co.	976,941

			976,941

		Apparel: 0.2%
7,371		Liz Claiborne, Inc.	320,344

			320,344

		Auto Manufacturers: 2.4%
102,803		Ford Motor Co.	772,051
35,443		Paccar, Inc.	2,300,251

			3,072,302

		Auto Parts & Equipment: 1.4%
20,645		Johnson Controls, Inc.	1,773,818

			1,773,818

		Banks: 8.8%
21,412		Bank of America Corp.	1,143,187
6,320		Compass Bancshares, Inc.	376,988
16,599		First Horizon National Corp.	693,506
46,894		National City Corp.	1,714,445
26,151		State Street Corp.	1,763,623
18,730		SunTrust Banks, Inc.	1,581,749
41,294		US Bancorp.	1,494,430
12,102		Wachovia Corp.	689,209
42,499		Wells Fargo & Co.	1,511,264
6,576		Zions Bancorp.	542,125

			11,510,526

		Beverages: 1.4%
28,642		PepsiCo, Inc.	1,791,557

			1,791,557

		Biotechnology: 0.2%
4,133	@	Amgen, Inc.	282,325

			282,325

		Chemicals: 1.8%
7,530		Air Products & Chemicals, Inc.	529,208
17,504		Dow Chemical Co.	699,110
11,480		Ecolab, Inc.	518,896
5,808		EI DuPont de Nemours & Co.	282,908
5,172		Praxair, Inc.	306,855

			2,336,977

		Computers: 3.4%
30,843	@	Dell, Inc.	773,851
7,969	@	DST Systems, Inc.	499,098
22,288	@	EMC Corp.	294,202
44,886		Hewlett-Packard Co.	1,848,854
177,088	@	Sun Microsystems, Inc.	959,817

			4,375,822

		Cosmetics/ Personal Care: 1.5%
23,009		Colgate-Palmolive Co.	1,501,107
9,687		Estee Lauder Cos., Inc.	395,423

			1,896,530

		Diversified Financial Services: 3.2%
18,998		American Express Co.	1,152,609
10,461		Citigroup, Inc.	582,678
13,635		Federated Investors, Inc.	460,590
16,877		Merrill Lynch & Co., Inc.	1,571,249
8,598		T. Rowe Price Group, Inc.	376,334

			4,143,460

		Electric: 1.0%
10,735		Consolidated Edison, Inc.	516,031
3,471		PG&E Corp.	164,282
17,242		Southern Co.	635,540

			1,315,853

		Electrical Components & Equipment: 0.7%
20,572		Emerson Electric Co.	907,019

			907,019

		Food: 4.6%
25,724		Campbell Soup Co.	1,000,406
13,388		General Mills, Inc.	771,149
20,291		Hershey Co.	1,010,492
22,432		HJ Heinz Co.	1,009,664
10,729		Kellogg Co.	537,094
39,793		Sara Lee Corp.	677,675
26,848		Sysco Corp.	986,932

			5,993,412

		Healthcare — Products: 6.3%
24,960		Becton Dickinson & Co.	1,750,944
33,701		Biomet, Inc.	1,390,840
15,899		CR Bard, Inc.	1,319,140
17,402		Johnson & Johnson	1,148,880
18,038		Medtronic, Inc.	965,213
24,776	@	St. Jude Medical, Inc.	905,811
9,476	@	Zimmer Holdings, Inc.	742,729

			8,223,557

		Household Products/ Wares: 0.2%
4,354		Clorox Co.	279,309

			279,309

		Insurance: 2.9%
39,057		Chubb Corp.	2,066,506
5,913		Hartford Financial Services Group, Inc.	551,742
9,137		Metlife, Inc.	539,174
10,718		Safeco Corp.	670,411

			3,827,833

		Machinery — Construction & Mining: 1.1%
22,452		Caterpillar, Inc.	1,376,981

			1,376,981

		Machinery — Diversified: 2.0%
21,917		Deere & Co.	2,083,649
8,135		Rockwell Automation, Inc.	496,886

			2,580,535

		Media: 5.7%
15,585		Gannett Co., Inc.	942,269
870	@	Idearc, Inc.	24,926
20,759		John Wiley & Sons, Inc.	798,599
54,444		McGraw-Hill Cos., Inc.	3,703,281
83,656	@@	Reed Elsevier NV	1,424,395
15,389		Walt Disney Co.	527,381

			7,420,851

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER FUND PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Mining: 2.3%
46,896		Alcoa, Inc.	$1,407,349
29,448	@@	Rio Tinto PLC	1,560,631

			2,967,980

		Miscellaneous Manufacturing: 1.9%
10,630		3M Co.	828,396
34,060		General Electric Co.	1,267,373
4,450		Parker Hannifin Corp.	342,116

			2,437,885

		Office/ Business Equipment: 1.3%
30,001	@@	Canon, Inc. ADR	1,697,757

			1,697,757

		Oil & Gas: 8.0%
18,661		Apache Corp.	1,241,143
45,480		Chevron Corp.	3,344,144
21,951		ConocoPhillips	1,579,374
28,682		ExxonMobil Corp.	2,197,902
26,281		Occidental Petroleum Corp.	1,283,301
20,443		Pioneer Natural Resources Co.	811,383

			10,457,247

		Oil & Gas Services: 0.5%
15,713	@	Weatherford International Ltd.	656,646

			656,646

		Pharmaceuticals: 6.9%
28,342		Abbott Laboratories	1,380,539
16,983	@	Barr Pharmaceuticals, Inc.	851,188
18,311		Eli Lilly & Co.	954,003
17,433		Merck & Co., Inc.	760,079
18,906	@@	Novartis AG ADR	1,085,961
48,085		Pfizer, Inc.	1,245,402
2,226	@@	Roche Holding AG	398,262
6,900	@@	Roche Holding AG ADR	617,535
61,274		Schering-Plough Corp.	1,448,517
9,865	@@	Teva Pharmaceutical Industries Ltd. ADR	306,604

			9,048,090

		Retail: 7.4%
8,800		Barnes & Noble, Inc.	349,448
5,289		Costco Wholesale Corp.	279,629
21,252		CVS Corp.	656,899
25,157		Federated Department Stores, Inc.	959,236
31,874		Lowe’s Cos., Inc.	992,875
25,188		Nordstrom, Inc.	1,242,776
17,375		Staples, Inc.	463,913
38,243		Target Corp.	2,181,763
47,862		Walgreen Co.	2,196,387
6,903		Wal-Mart Stores, Inc.	318,781

			9,641,707

		Savings & Loans: 1.0%
29,454		Washington Mutual, Inc.	1,339,862

			1,339,862

		Semiconductors: 3.2%
30,541	@	Advanced Micro Devices, Inc.	621,509
36,247		Applied Materials, Inc.	668,757
62,051		Intel Corp.	1,256,533
57,817		Texas Instruments, Inc.	1,665,130

			4,211,929

		Software: 2.7%
20,282	@	Adobe Systems, Inc.	833,996
19,733		Automatic Data Processing, Inc.	971,850
8,398	@	Fiserv, Inc.	440,223
43,761		Microsoft Corp.	1,306,703

			3,552,772

		Telecommunications: 7.3%
7,243		Alltel Corp.	438,057
58,455		AT&T, Inc.	2,089,767
50,191		BellSouth Corp.	2,364,498
34,823	@	Cisco Systems, Inc.	951,713
72,628		Motorola, Inc.	1,493,232
66,298	@@	Nokia OYJ ADR	1,347,175
17,398		Verizon Communications, Inc.	647,902
14,281		Windstream Corp.	203,076

			9,535,420

		Transportation: 3.0%
16,481		Burlington Northern Santa Fe Corp.	1,216,463
54,543		Norfolk Southern Corp.	2,742,967

			3,959,430

		Total Common Stock (Cost $111,233,187)	128,681,270

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 0.7%
	U.S. Government Agency Obligations: 0.7%
$866,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$865,779

	Total Short-Term Investments (Cost $865,779)	865,779

Total Investments in Securities (Cost $112,098,966)*	99.4%	$129,547,049
Other Assets and Liabilities-Net	0.6	766,714

Net Assets	100.0%	$130,313,763

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $112,187,317.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,238,510
Gross Unrealized Depreciation	(1,878,778)

Net Unrealized Appreciation	$17,359,732

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER MID CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 97.7%
		Advertising: 2.1%
1,310,430	@,L	Interpublic Group of Cos., Inc.	$16,039,662

			16,039,662

		Agriculture: 2.5%
129,380		Loews Corp.	8,373,474
191,780	L	UST, Inc.	11,161,596

			19,535,070

		Auto Parts & Equipment: 0.9%
120,470	L	BorgWarner, Inc.	7,110,139

			7,110,139

		Banks: 5.9%
256,835		Keycorp	9,767,435
211,675		Marshall & Ilsley Corp.	10,183,684
128,970	L	PNC Financial Services Group, Inc.	9,548,939
277,760	L	TCF Financial Corp.	7,616,179
101,350		Zions Bancorp.	8,355,294

			45,471,531

		Beverages: 1.2%
114,889	L	Molson Coors Brewing Co.	8,782,115

			8,782,115

		Chemicals: 3.8%
228,983		Air Products & Chemicals, Inc.	16,092,925
270,280		International Flavors & Fragrances, Inc.	13,286,965

			29,379,890

		Coal: 1.2%
392,260		Massey Energy Co.	9,112,200

			9,112,200

		Commercial Services: 2.7%
222,430	@,L	Apollo Group, Inc.	8,668,097
299,810	L	Equifax, Inc.	12,172,286

			20,840,383

		Computers: 3.1%
423,520	@	NCR Corp.	18,109,715
410,300	@,L	Palm, Inc.	5,781,127

			23,890,842

		Cosmetics/ Personal Care: 1.1%
262,080		Avon Products, Inc.	8,659,123

			8,659,123

		Distribution/ Wholesale: 1.6%
169,994		WW Grainger, Inc.	11,889,380

			11,889,380

		Diversified Financial Services: 4.9%
605,990	@	E*Trade Financial Corp.	13,586,296
335,806		Federated Investors, Inc.	11,343,527
134,630	L	Legg Mason, Inc.	12,796,582

			37,726,405

		Electric: 8.9%
121,180		American Electric Power Co., Inc.	5,159,844
322,299		Edison International	14,658,159
178,230		FirstEnergy Corp.	10,747,269
230,664	@,L	NRG Energy, Inc.	12,919,491
229,036		NSTAR	7,869,677
285,550		PPL Corp.	10,234,112
96,300		Public Service Enterprise Group, Inc.	6,392,394

			67,980,946

		Electronics: 1.4%
226,780	@	Thomas & Betts Corp.	10,722,158

			10,722,158

		Engineering & Construction: 0.8%
237,810	@,L	KBR, Inc.	6,221,110

			6,221,110

		Environmental Control: 1.7%
327,702		Republic Services, Inc.	13,327,640

			13,327,640

		Food: 4.5%
515,460	L	Kroger Co.	11,891,662
340,312		Safeway, Inc.	11,761,183
204,220		WM Wrigley Jr. Co.	10,562,258

			34,215,103

		Healthcare — Products: 2.3%
453,860	@	Boston Scientific Corp.	7,797,315
227,770	L	Cooper Cos., Inc.	10,135,765

			17,933,080

		Healthcare — Services: 2.5%
179,150		Aetna, Inc.	7,735,697
150,288	@,L	Laboratory Corp. of America Holdings	11,041,659

			18,777,356

		Home Furnishings: 0.9%
71,410	L	Harman International Industries, Inc.	7,134,573

			7,134,573

		Household Products/ Wares: 1.3%
113,900	L	Fortune Brands, Inc.	9,725,921

			9,725,921

		Insurance: 10.4%
105,800		AMBAC Financial Group, Inc.	9,423,606
149,500	L	AON Corp.	5,283,330
110,356		Cigna Corp.	14,519,539
198,604		Genworth Financial, Inc.	6,794,243
249,418	@@,L	Platinum Underwriters Holdings Ltd.	7,716,993
184,971		PMI Group, Inc.	8,725,082
312,530		Progressive Corp.	7,569,477
917,359	L	UnumProvident Corp.	19,062,720
1,853		White Mountains Insurance Group Ltd.	1,073,684

			80,168,674

		Internet: 1.4%
524,370	@,L	Symantec Corp.	10,933,115

			10,933,115

		Leisure Time: 1.5%
233,360	L	Carnival Corp.	11,446,308

			11,446,308

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER MID CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Lodging: 1.7%
156,480		Harrah’s Entertainment, Inc.	$12,944,026

			12,944,026

		Media: 3.6%
411,378		Clear Channel Communications, Inc.	14,620,374
177,585		Entercom Communications Corp.	5,004,345
127,650		Gannett Co., Inc.	7,717,719

			27,342,438

		Mining: 1.0%
128,080	L	Freeport-McMoRan Copper & Gold, Inc.	7,137,898
27,900	L	Novelis, Inc.	777,015

			7,914,913

		Miscellaneous Manufacturing: 1.2%
311,750	@@	Tyco International Ltd.	9,477,200

			9,477,200

		Office/ Business Equipment: 1.3%
568,901	@	Xerox Corp.	9,642,872

			9,642,872

		Oil & Gas: 3.7%
155,860		Hess Corp.	7,725,980
163,860	@	Plains Exploration & Production Co.	7,788,266
213,130	@,L	Southwestern Energy Co.	7,470,207
83,746	L	Tesoro Petroleum Corp.	5,507,974

			28,492,427

		Oil & Gas Services: 0.7%
123,828	@,L	Weatherford International Ltd.	5,174,772

			5,174,772

		Packaging & Containers: 2.1%
376,784	L	Ball Corp.	16,427,782

			16,427,782

		Pipelines: 1.7%
153,850		Questar Corp.	12,777,243

			12,777,243

		Real Estate Investment Trusts: 2.6%
458,920		Annaly Capital Management, Inc.	6,383,577
279,780		Host Hotels & Resorts, Inc.	6,868,599
115,110		Prologis	6,995,235

			20,247,411

		Retail: 1.4%
142,220		JC Penney Co., Inc.	11,002,139

			11,002,139

		Savings & Loans: 1.3%
725,049	L	Hudson City Bancorp., Inc.	10,063,680

			10,063,680

		Semiconductors: 2.1%
426,620	@,L	Advanced Micro Devices, Inc.	8,681,717
313,770	L	National Semiconductor Corp.	7,122,579

			15,804,296

		Software: 1.2%
373,130		First Data Corp.	9,522,278

			9,522,278

		Telecommunications: 2.6%
561,490	@,L	Juniper Networks, Inc.	10,634,621
474,700		Sprint Nextel Corp.	8,967,083

			19,601,704

		Transportation: 0.9%
200,700		CSX Corp.	6,910,101

			6,910,101

		Total Common Stock (Cost $692,421,002)	750,368,006

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 26.1%
	U.S. Government Agency Obligations: 2.2%
$17,156,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$17,151,616

	Total U.S. Government Agency Obligations (Cost $17,151,616)	17,151,616

	Securities Lending CollateralCC: 23.9%
183,723,508	The Bank of New York Institutional Cash Reserves Fund	183,723,508

	Total Securities Lending Collateral (Cost $183,723,508)	183,723,508

	Total Short-Term Investments (Cost $200,875,124)	200,875,124

Total Investments in Securities (Cost $893,296,126)*	123.8%	$951,243,130
Other Assets and Liabilities-Net	(23.8)	(183,029,496)

Net Assets	100.0%	$768,213,634

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $894,781,856.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$70,347,775
Gross Unrealized Depreciation	(13,886,501)

Net Unrealized Appreciation	$56,461,274

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 96.5%
		Advertising: 0.2%
13,625	@	Interpublic Group of Cos., Inc.	$166,770
5,281		Omnicom Group	552,076

			718,846

		Aerospace/ Defense: 2.0%
24,382		Boeing Co.	2,166,097
12,451		General Dynamics Corp.	925,732
3,919		Goodrich Corp.	178,510
3,790		L-3 Communications Holdings, Inc.	309,946
10,957		Lockheed Martin Corp.	1,008,811
10,590		Northrop Grumman Corp.	716,943
13,737		Raytheon Co.	725,314
5,148		Rockwell Collins, Inc.	325,817
30,886		United Technologies Corp.	1,930,993

			8,288,163

		Agriculture: 1.7%
64,492		Altria Group, Inc.	5,534,703
20,080		Archer-Daniels-Midland Co.	641,757
5,272		Reynolds American, Inc.	345,158
4,936		UST, Inc.	287,275

			6,808,893

		Airlines: 0.1%
24,052		Southwest Airlines Co.	368,477

			368,477

		Apparel: 0.4%
11,215	@	Coach, Inc.	481,796
3,391		Jones Apparel Group, Inc.	113,361
3,113		Liz Claiborne, Inc.	135,291
5,785		Nike, Inc.	572,889
2,751		VF Corp.	225,802

			1,529,139

		Auto Manufacturers: 0.4%
57,718		Ford Motor Co.	433,462
17,281		General Motors Corp.	530,872
7,633		Paccar, Inc.	495,382

			1,459,716

		Auto Parts & Equipment: 0.2%
5,362	@	Goodyear Tire & Rubber Co.	112,548
5,982		Johnson Controls, Inc.	513,973

			626,521

		Banks: 6.7%
138,189		Bank of America Corp.	7,377,911
23,424		Bank of New York Co., Inc.	922,203
16,643		BB&T Corp.	731,127
12,556		Capital One Financial Corp.	964,552
4,889		Comerica, Inc.	286,887
5,695		Commerce Bancorp., Inc.	200,863
3,995		Compass Bancshares, Inc.	238,302
17,139		Fifth Third Bancorp.	701,499
3,819		First Horizon National Corp.	159,558
7,262		Huntington Bancshares, Inc.	172,473
12,352		Keycorp	469,747
2,406		M&T Bank Corp.	293,917
7,841		Marshall & Ilsley Corp.	377,231
12,610		Mellon Financial Corp.	531,512
19,432		National City Corp.	710,434
5,723		Northern Trust Corp.	347,329
9,058		PNC Financial Services Group, Inc.	670,654
22,354		Regions Financial Corp.	836,040
10,169		State Street Corp.	685,797
10,900		SunTrust Banks, Inc.	920,505
9,946		Synovus Financial Corp.	306,635
54,093		US Bancorp	1,957,626
58,651		Wachovia Corp.	3,340,174
103,882		Wells Fargo & Co.	3,694,044
3,288		Zions Bancorp	271,063

			27,168,083

		Beverages: 2.0%
23,600		Anheuser-Busch Cos., Inc.	1,161,120
2,435		Brown-Forman Corp.	161,294
62,747		Coca-Cola Co.	3,027,543
8,412		Coca-Cola Enterprises, Inc.	171,773
6,465	@	Constellation Brands, Inc.	187,614
1,343		Molson Coors Brewing Co.	102,659
4,097		Pepsi Bottling Group, Inc.	126,638
50,519		PepsiCo, Inc.	3,159,963

			8,098,604

		Biotechnology: 1.1%
35,859	@	Amgen, Inc.	2,449,528
10,375	@	Biogen Idec, Inc.	510,346
11,460	@	Celgene Corp.	659,294
8,086	@	Genzyme Corp.	497,936
7,321	@	Medimmune, Inc.	236,981
1,599	@	Millipore Corp.	106,493

			4,460,578

		Building Materials: 0.1%
5,267		American Standard Cos., Inc.	241,492
12,184		Masco Corp.	363,936

			605,428

		Chemicals: 1.5%
6,715		Air Products & Chemicals, Inc.	471,930
1,759		Ashland, Inc.	121,688
29,378		Dow Chemical Co.	1,173,357
2,613		Eastman Chemical Co.	154,977
5,400		Ecolab, Inc.	244,080
28,243		EI DuPont de Nemours & Co.	1,375,717
3,476	@	Hercules, Inc.	67,122
2,443		International Flavors & Fragrances, Inc.	120,098
16,659		Monsanto Co.	875,097
5,074		PPG Industries, Inc.	325,802
9,938		Praxair, Inc.	589,622
4,340		Rohm & Haas Co.	221,861
3,461		Sherwin-Williams Co.	220,050
1,997		Sigma-Aldrich Corp.	155,207

			6,116,608

		Coal: 0.1%
5,595		Consol Energy, Inc.	179,767
8,120		Peabody Energy Corp.	328,129

			507,896

		Commercial Services: 0.7%
4,226	@	Apollo Group, Inc.	164,687
4,327	@	Convergys Corp.	102,896
3,906		Equifax, Inc.	158,584
9,818		H&R Block, Inc.	226,207
9,106		McKesson Corp.	461,674
3,950	@	Monster Worldwide, Inc.	184,228
7,239		Moody’s Corp.	499,925
5,249		Robert Half International, Inc.	194,843
6,587		RR Donnelley & Sons Co.	234,102
23,491		Western Union Co.	526,668

			2,753,814

		Computers: 3.9%
3,647	@	Affiliated Computer Services, Inc.	178,119
26,169	@	Apple Computer, Inc.	2,220,178

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Computers (continued)
4,400	@	Cognizant Technology Solutions Corp.	$339,504
5,279	@	Computer Sciences Corp.	281,740
69,716	@	Dell, Inc.	1,749,174
15,815		Electronic Data Systems Corp.	435,703
67,772	@	EMC Corp.	894,590
84,284		Hewlett-Packard Co.	3,471,658
46,355		International Business Machines Corp.	4,503,388
3,021	@	Lexmark International, Inc.	221,137
5,496	@	NCR Corp.	235,009
11,426	@	Network Appliance, Inc.	448,813
6,925	@	Sandisk Corp.	297,983
107,644	@	Sun Microsystems, Inc.	583,430
10,459	@	Unisys Corp.	81,999

			15,942,425

		Cosmetics/ Personal Care: 1.9%
13,703		Avon Products, Inc.	452,747
15,875		Colgate-Palmolive Co.	1,035,685
3,885		Estee Lauder Cos., Inc.	158,586
97,427		Procter & Gamble Co.	6,261,633

			7,908,651

		Distribution/ Wholesale: 0.1%
5,267		Genuine Parts Co.	249,814
2,250		WW Grainger, Inc.	157,365

			407,179

		Diversified Financial Services: 8.4%
37,074		American Express Co.	2,249,280
7,458		Ameriprise Financial, Inc.	406,461
3,612		Bear Stearns Cos., Inc.	587,961
31,743		Charles Schwab Corp.	613,910
1,070		Chicago Mercantile Exchange Holdings, Inc.	545,433
6,085		CIT Group, Inc.	339,360
151,201		Citigroup, Inc.	8,421,896
19,111		Countrywide Financial Corp.	811,262
13,107	@	E*Trade Financial Corp.	293,859
30,002		Fannie Mae	1,781,819
2,779		Federated Investors, Inc.	93,875
5,119		Franklin Resources, Inc.	563,960
21,326		Freddie Mac	1,448,035
13,103		Goldman Sachs Group, Inc.	2,612,083
6,332		Janus Capital Group, Inc.	136,708
106,746		JPMorgan Chase & Co.	5,155,832
4,045		Legg Mason, Inc.	384,477
16,312		Lehman Brothers Holdings, Inc.	1,274,293
27,174		Merrill Lynch & Co., Inc.	2,529,899
32,576		Morgan Stanley	2,652,664
12,563		SLM Corp.	612,698
8,110		T. Rowe Price Group, Inc.	354,975

			33,870,740

		Electric: 3.1%
20,263	@	AES Corp.	446,597
5,176	@	Allegheny Energy, Inc.	237,630
6,309		Ameren Corp.	338,983
12,173		American Electric Power Co., Inc.	518,326
9,711		Centerpoint Energy, Inc.	161,008
6,997	@	CMS Energy Corp.	116,850
7,900		Consolidated Edison, Inc.	379,753
5,537		Constellation Energy Group, Inc.	381,333
10,885		Dominion Resources, Inc.	912,598
5,369		DTE Energy Co.	259,913
38,643		Duke Energy Corp.	1,283,334
11,724	@	Dynegy, Inc.	84,882
10,002		Edison International	454,891
6,386		Entergy Corp.	589,556
20,648		Exelon Corp.	1,277,905
9,821		FirstEnergy Corp.	592,206
12,386		FPL Group, Inc.	674,046
10,733		PG&E Corp.	507,993
3,091		Pinnacle West Capital Corp.	156,683
11,693		PPL Corp.	419,077
7,811		Progress Energy, Inc.	383,364
7,710		Public Service Enterprise Group, Inc.	511,790
22,856		Southern Co.	842,472
6,371		TECO Energy, Inc.	109,772
14,138		TXU Corp.	766,421
12,437		Xcel Energy, Inc.	286,797

			12,694,180

		Electrical Components & Equipment: 0.3%
5,211		American Power Conversion Corp.	159,404
24,693		Emerson Electric Co.	1,088,714
4,270		Molex, Inc.	135,060

			1,383,178

		Electronics: 0.5%
12,522	@	Agilent Technologies, Inc.	436,392
5,563		Applera Corp. — Applied Biosystems Group	204,106
5,535		Jabil Circuit, Inc.	135,884
3,919		PerkinElmer, Inc.	87,119
16,109	@	Sanmina-SCI Corp.	55,576
28,877	@	Solectron Corp.	92,984
7,904		Symbol Technologies, Inc.	118,086
2,629		Tektronix, Inc.	76,688
12,503	@	Thermo Electron Corp.	566,261
3,091	@	Waters Corp.	151,366

			1,924,462

		Engineering & Construction: 0.1%
2,709		Fluor Corp.	221,190

			221,190

		Entertainment: 0.1%
10,430		International Game Technology	481,866

			481,866

		Environmental Control: 0.2%
7,682	@	Allied Waste Industries, Inc.	94,412
16,586		Waste Management, Inc.	609,867

			704,279

		Food: 1.4%
6,700		Campbell Soup Co.	260,563
15,701		ConAgra Foods, Inc.	423,927
4,020	@	Dean Foods Co.	169,966
10,557		General Mills, Inc.	608,083
5,304		Hershey Co.	264,139
10,181		HJ Heinz Co.	458,247
7,780		Kellogg Co.	389,467
22,192		Kroger Co.	511,969
3,968		McCormick & Co., Inc.	153,006
13,606		Safeway, Inc.	470,223
22,984		Sara Lee Corp.	391,418
6,433		Supervalu, Inc.	229,980
18,954		Sysco Corp.	696,749
7,820		Tyson Foods, Inc.	128,639
4,300		Whole Foods Market, Inc.	201,799
6,681		WM Wrigley Jr. Co.	345,541

			5,703,716

		Forest Products & Paper: 0.4%
13,922		International Paper Co.	474,740
5,668		MeadWestvaco Corp.	170,380
5,415		Plum Creek Timber Co., Inc.	215,788

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Forest Products & Paper (continued)
3,341		Temple-Inland, Inc.	$153,786
7,280		Weyerhaeuser Co.	514,332

			1,529,026

		Gas: 0.2%
5,285		KeySpan Corp.	217,636
1,323		Nicor, Inc.	61,916
8,326		NiSource, Inc.	200,657
1,205		Peoples Energy Corp.	53,707
8,067		Sempra Energy	452,075

			985,991

		Hand/ Machine Tools: 0.1%
2,092		Black & Decker Corp.	167,297
1,749		Snap-On, Inc.	83,322
2,507		Stanley Works	126,077

			376,696

		Healthcare — Products: 3.0%
1,620		Bausch & Lomb, Inc.	84,337
20,136		Baxter International, Inc.	934,109
7,587		Becton Dickinson & Co.	532,228
7,493		Biomet, Inc.	309,236
36,092	@	Boston Scientific Corp.	620,061
3,121		CR Bard, Inc.	258,949
89,220		Johnson & Johnson	5,890,304
35,423		Medtronic, Inc.	1,895,485
4,285	@	Patterson Cos., Inc.	152,160
10,751	@	St. Jude Medical, Inc.	393,057
9,133		Stryker Corp.	503,320
7,343	@	Zimmer Holdings, Inc.	575,544

			12,148,790

		Healthcare — Services: 1.4%
16,064		Aetna, Inc.	693,644
4,875	@	Coventry Health Care, Inc.	243,994
7,347		Health Management Associates, Inc.	155,095
5,068	@	Humana, Inc.	280,311
3,860	@	Laboratory Corp. of America Holdings	283,594
2,362		Manor Care, Inc.	110,825
4,961		Quest Diagnostics	262,933
14,503	@	Tenet Healthcare Corp.	101,086
41,449		UnitedHealth Group, Inc.	2,227,055
19,079	@	WellPoint, Inc.	1,501,327

			5,859,864

		Home Builders: 0.2%
3,647		Centex Corp.	205,217
8,315		D.R. Horton, Inc.	220,264
2,462		KB Home	126,251
4,175		Lennar Corp.	219,021
6,494		Pulte Homes, Inc.	215,081

			985,834

		Home Furnishings: 0.1%
1,960		Harman International Industries, Inc.	195,824
2,456		Whirlpool Corp.	203,897

			399,721

		Household Products/ Wares: 0.5%
2,833		Avery Dennison Corp.	192,446
4,627		Clorox Co.	296,822
4,628		Fortune Brands, Inc.	395,185
14,037		Kimberly-Clark Corp.	953,814

			1,838,267

		Housewares: 0.1%
8,453		Newell Rubbermaid, Inc.	244,714

			244,714

		Insurance: 4.8%
9,981	@@	ACE Ltd.	604,549
15,191		Aflac, Inc.	698,786
19,303		Allstate Corp.	1,256,818
3,266		AMBAC Financial Group, Inc.	290,903
79,996		American International Group, Inc.	5,732,513
9,592		AON Corp.	338,981
12,587		Chubb Corp.	665,978
3,156		Cigna Corp.	415,235
5,229		Cincinnati Financial Corp.	236,926
13,640		Genworth Financial, Inc.	466,624
9,754		Hartford Financial Services Group, Inc.	910,146
8,779		Lincoln National Corp.	582,926
14,001		Loews Corp.	580,621
16,898		Marsh & McLennan Cos., Inc.	518,093
4,149		MBIA, Inc.	303,126
23,306		Metlife, Inc.	1,375,287
2,622		MGIC Investment Corp.	163,980
8,216		Principal Financial Group	482,279
23,441		Progressive Corp.	567,741
14,678		Prudential Financial, Inc.	1,260,253
3,279		Safeco Corp.	205,101
21,143		St. Paul Travelers Cos., Inc.	1,135,168
2,979		Torchmark Corp.	189,941
10,527		UnumProvident Corp.	218,751
5,499	@@	XL Capital Ltd.	396,038

			19,596,764

		Internet: 1.6%
9,585	@	Amazon.com, Inc.	378,224
35,607	@	eBay, Inc.	1,070,702
6,595	@	Google, Inc.	3,036,866
6,870	@	InterActiveCorp	255,289
28,865	@	Symantec Corp.	601,835
7,500	@	VeriSign, Inc.	180,375
37,673	@	Yahoo!, Inc.	962,168

			6,485,459

		Iron/ Steel: 0.3%
3,100		Allegheny Technologies, Inc.	281,108
9,297		Nucor Corp.	508,174
3,646		United States Steel Corp.	266,668

			1,055,950

		Leisure Time: 0.4%
2,780		Brunswick Corp.	88,682
13,715		Carnival Corp.	672,721
7,990		Harley-Davidson, Inc.	563,055
3,981		Sabre Holdings Corp.	126,954

			1,451,412

		Lodging: 0.5%
5,677		Harrah’s Entertainment, Inc.	469,601
11,847		Hilton Hotels Corp.	413,460
10,342		Marriott International, Inc.	493,520
6,524		Starwood Hotels & Resorts Worldwide, Inc.	407,750
6,134	@	Wyndham Worldwide Corp.	196,411

			1,980,742

		Machinery — Construction & Mining: 0.4%
20,080		Caterpillar, Inc.	1,231,506
3,200	@	Terex Corp.	206,656

			1,438,162

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Machinery — Diversified: 0.3%
1,616		Cummins, Inc.	$190,979
7,114		Deere & Co.	676,328
5,312		Rockwell Automation, Inc.	324,457

			1,191,764

		Media: 3.4%
24,050		CBS Corp. — Class B	749,879
15,192		Clear Channel Communications, Inc.	539,924
64,042	@,L	Comcast Corp.	2,710,898
23,720	@	DIRECTV Group, Inc.	591,577
2,002		Dow Jones & Co., Inc.	76,076
2,585		EW Scripps Co.	129,095
7,223		Gannett Co., Inc.	436,703
10,897		McGraw-Hill Cos., Inc.	741,214
1,233		Meredith Corp.	69,480
4,514		New York Times Co.	109,961
72,025		News Corp., Inc.	1,547,097
122,853	L	Time Warner, Inc.	2,675,738
5,828		Tribune Co.	179,386
7,679	@	Univision Communications, Inc.	271,990
21,520	@	Viacom, Inc.	882,966
63,649		Walt Disney Co.	2,181,251

			13,893,235

		Mining: 0.7%
26,558		Alcoa, Inc.	797,006
6,058		Freeport-McMoRan Copper & Gold, Inc.	337,612
13,768		Newmont Mining Corp.	621,625
6,248		Phelps Dodge Corp.	748,011
2,900		Vulcan Materials Co.	260,623

			2,764,877

		Miscellaneous Manufacturing: 5.0%
22,662		3M Co.	1,766,050
2,745		Cooper Industries Ltd.	248,230
7,233		Danaher Corp.	523,959
6,233		Dover Corp.	305,542
8,780		Eastman Kodak Co.	226,524
4,595		Eaton Corp.	345,268
317,200		General Electric Co.	11,803,012
25,142		Honeywell International, Inc.	1,137,424
12,886		Illinois Tool Works, Inc.	595,204
9,435	@@	Ingersoll-Rand Co.	369,192
5,638		ITT Corp.	320,351
5,511		Leggett & Platt, Inc.	131,713
3,852		Pall Corp.	133,087
3,630		Parker Hannifin Corp.	279,074
3,892		Textron, Inc.	364,953
61,203	@@	Tyco International Ltd.	1,860,571

			20,410,154

		Office/ Business Equipment: 0.2%
6,754		Pitney Bowes, Inc.	311,967
29,702	@	Xerox Corp.	503,449

			815,416

		Oil & Gas: 7.8%
14,078		Anadarko Petroleum Corp.	612,675
10,111		Apache Corp.	672,483
12,800		Chesapeake Energy Corp.	371,840
67,085		Chevron Corp.	4,932,760
50,644		ConocoPhillips	3,643,836
13,599		Devon Energy Corp.	912,221
7,422		EOG Resources, Inc.	463,504
179,475		ExxonMobil Corp.	13,753,169
8,330		Hess Corp.	412,918
10,817		Marathon Oil Corp.	1,000,573
5,705		Murphy Oil Corp.	290,099
9,212	@,@@	Nabors Industries Ltd.	274,333
4,136		Noble Corp.	314,956
26,439		Occidental Petroleum Corp.	1,291,016
3,472		Rowan Cos., Inc.	115,270
3,788		Sunoco, Inc.	236,220
8,999	@	Transocean, Inc.	727,929
18,606		Valero Energy Corp.	951,883
11,211		XTO Energy, Inc.	527,478

			31,505,163

		Oil & Gas Services: 1.3%
9,870		Baker Hughes, Inc.	736,894
9,020		BJ Services Co.	264,466
30,942		Halliburton Co.	960,749
5,400	@	National Oilwell Varco, Inc.	330,372
36,282	L	Schlumberger Ltd.	2,291,571
6,136		Smith International, Inc.	252,006
10,540	@	Weatherford International Ltd.	440,467

			5,276,525

		Packaging & Containers: 0.1%
3,146		Ball Corp.	137,166
3,326		Bemis Co.	113,017
4,161	@	Pactiv Corp.	148,506
2,480		Sealed Air Corp.	161,002

			559,691

		Pharmaceuticals: 5.6%
47,228		Abbott Laboratories	2,300,476
4,731		Allergan, Inc.	566,490
5,912		AmerisourceBergen Corp.	265,804
3,210	@	Barr Pharmaceuticals, Inc.	160,885
60,318		Bristol-Myers Squibb Co.	1,587,570
12,422		Cardinal Health, Inc.	800,349
13,096		Caremark Rx, Inc.	747,913
30,293		Eli Lilly & Co.	1,578,265
4,153	@	Express Scripts, Inc.	297,355
9,704	@	Forest Laboratories, Inc.	491,022
14,150	@	Gilead Sciences, Inc.	918,760
4,816	@	Hospira, Inc.	161,721
7,449	@	King Pharmaceuticals, Inc.	118,588
9,044	@	Medco Health Solutions, Inc.	483,311
66,747		Merck & Co., Inc.	2,910,169
6,463		Mylan Laboratories	129,001
221,877		Pfizer, Inc.	5,746,616
45,430		Schering-Plough Corp.	1,073,965
3,178	@	Watson Pharmaceuticals, Inc.	82,723
41,441		Wyeth	2,110,176

			22,531,159

		Pipelines: 0.3%
21,704		El Paso Corp.	331,637
3,325		Kinder Morgan, Inc.	351,619
2,600		Questar Corp.	215,930
18,286		Williams Cos., Inc.	477,630

			1,376,816

		Real Estate: 0.1%
5,800	@	CB Richard Ellis Group, Inc.	192,560
6,511	@	Realogy Corp.	197,414

			389,974

		Real Estate Investment Trusts: 1.0%
2,927		Apartment Investment & Management Co.	163,971
6,720		Archstone-Smith Trust	391,171
3,595		Boston Properties, Inc.	402,209
10,817		Equity Office Properties Trust	521,055
8,947		Equity Residential	454,060
6,955		Kimco Realty Corp.	312,627
7,615		Prologis	462,764
3,735		Public Storage, Inc.	364,163

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Real Estate Investment Trusts (continued)
6,811		Simon Property Group, Inc.	$689,886
3,975		Vornado Realty Trust	482,963

			4,244,869

		Retail: 5.4%
4,630	@	Autonation, Inc.	98,712
1,567	@	Autozone, Inc.	181,083
8,624	@	Bed Bath & Beyond, Inc.	328,574
12,455		Best Buy Co., Inc.	612,661
3,512	@	Big Lots, Inc.	80,495
4,260		Circuit City Stores, Inc.	80,855
14,100		Costco Wholesale Corp.	745,467
25,343		CVS Corp.	783,352
4,469		Darden Restaurants, Inc.	179,520
1,912		Dillard’s, Inc.	66,863
9,513		Dollar General Corp.	152,779
4,643		Family Dollar Stores, Inc.	136,179
16,159		Federated Department Stores, Inc.	616,143
16,212		Gap, Inc.	316,134
62,803	L	Home Depot, Inc.	2,522,168
6,922		JC Penney Co., Inc.	535,486
10,053	@	Kohl’s Corp.	687,927
10,438		Limited Brands, Inc.	302,076
46,852		Lowe’s Cos., Inc.	1,459,440
38,056		McDonald’s Corp.	1,687,022
6,969		Nordstrom, Inc.	343,850
8,654	@	Office Depot, Inc.	330,323
2,289		OfficeMax, Inc.	113,649
4,143		RadioShack Corp.	69,520
2,582	@	Sears Holding Corp.	433,595
22,319		Staples, Inc.	595,917
23,151	@	Starbucks Corp.	820,008
26,349		Target Corp.	1,503,210
4,168		Tiffany & Co.	163,552
14,005		TJX Cos., Inc.	399,423
30,867		Walgreen Co.	1,416,487
75,673		Wal-Mart Stores, Inc.	3,494,579
2,872		Wendy’s International, Inc.	95,034
8,155		Yum! Brands, Inc.	479,514

			21,831,597

		Savings & Loans: 0.4%
10,938		Sovereign Bancorp., Inc.	277,716
29,088		Washington Mutual, Inc.	1,323,213

			1,600,929

		Semiconductors: 2.4%
16,662	@	Advanced Micro Devices, Inc.	339,072
10,960	@	Altera Corp.	215,693
10,526		Analog Devices, Inc.	345,990
42,543		Applied Materials, Inc.	784,918
14,486	@	Broadcom Corp.	468,043
177,432		Intel Corp.	3,592,998
6,094		KLA-Tencor Corp.	303,177
9,176		Linear Technology Corp.	278,216
12,465	@	LSI Logic Corp.	112,185
9,790		Maxim Integrated Products	299,770
23,215	@	Micron Technology, Inc.	324,081
8,882		National Semiconductor Corp.	201,621
3,799	@	Novellus Systems, Inc.	130,762
10,942	@	Nvidia Corp.	404,963
6,659	@	PMC — Sierra, Inc.	44,682
5,084	@	QLogic Corp.	111,441
5,842	@	Teradyne, Inc.	87,396
45,660		Texas Instruments, Inc.	1,315,008
10,447		Xilinx, Inc.	248,743

			9,608,759

		Software: 3.7%
17,951	@	Adobe Systems, Inc.	738,145
7,202	@	Autodesk, Inc.	291,393
16,946		Automatic Data Processing, Inc.	834,591
6,278	@	BMC Software, Inc.	202,152
12,584		CA, Inc.	285,028
5,611	@	Citrix Systems, Inc.	151,778
10,841	@	Compuware Corp.	90,306
9,493	@	Electronic Arts, Inc.	478,067
5,100		Fidelity National Information Services, Inc.	204,459
23,491		First Data Corp.	599,490
5,258	@	Fiserv, Inc.	275,624
6,109		IMS Health, Inc.	167,875
10,726	@	Intuit, Inc.	327,250
266,202		Microsoft Corp.	7,948,792
10,690	@	Novell, Inc.	66,278
123,104	@	Oracle Corp.	2,110,003
10,400		Paychex, Inc.	411,216

			15,182,447

		Telecommunications: 6.0%
3,591	@	ADC Telecommunications, Inc.	52,177
11,499		Alltel Corp.	695,460
118,254		AT&T, Inc.	4,227,581
13,997	@	Avaya, Inc.	195,678
56,131		BellSouth Corp.	2,644,331
3,535		CenturyTel, Inc.	154,338
2,554	@	Ciena Corp.	70,771
186,868	@	Cisco Systems, Inc.	5,107,102
9,795		Citizens Communications Co.	140,754
6,373	@	Comverse Technology, Inc.	134,534
48,136	@	Corning, Inc.	900,625
4,567		Embarq Corp.	240,042
6,587	@	JDS Uniphase Corp.	109,739
17,285	@	Juniper Networks, Inc.	327,378
74,390		Motorola, Inc.	1,529,458
50,852		Qualcomm, Inc.	1,921,697
49,392	@	Qwest Communications International, Inc.	413,411
89,084		Sprint Nextel Corp.	1,682,797
13,705	@	Tellabs, Inc.	140,613
89,836		Verizon Communications, Inc.	3,345,493
14,490		Windstream Corp.	206,048

			24,240,027

		Textiles: 0.0%
4,116		Cintas Corp.	163,446

			163,446

		Toys/ Games/ Hobbies: 0.1%
5,023		Hasbro, Inc.	136,877
11,600		Mattel, Inc.	262,856

			399,733

		Transportation: 1.5%
11,093		Burlington Northern Santa Fe Corp.	818,774
13,392		CSX Corp.	461,087
9,435		FedEx Corp.	1,024,830
12,214		Norfolk Southern Corp.	614,242
1,937		Ryder System, Inc.	98,903
8,299		Union Pacific Corp.	763,674
33,076		United Parcel Service, Inc.	2,480,038
			6,261,548

		Total Common Stock (Cost $320,092,480)	391,378,153

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 17.1%
		Mutual Fund: 2.0%
$8,000,000	**	ING Institutional Prime Money Market Fund	$8,000,000

		Total Mutual Fund (Cost $8,000,000)	8,000,000

		Repurchase Agreement: 1.3%
5,170,000		Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $5,173,016 to be received upon repurchase (Collateralized by $16,640,000 Resolution Funding Corporation, Discount Note, Market Value $5,274,714, due 04/15/30)	5,170,000

		Total Repurchase Agreement (Cost $5,170,000)	5,170,000

		Securities Lending CollateralCC: 13.8%
56,060,542		The Bank of New York Institutional Cash Reserves Fund	56,060,542

		Total Securities Lending Collateral (Cost $56,060,542)	56,060,542

		Total Short-Term Investments (Cost $69,230,542)	69,230,542

Total Investments in Securities (Cost $389,323,022)*	113.6%	$460,608,695
Other Assets and Liabilities-Net	(13.6)	(55,006,651)

Net Assets	100.0%	$405,602,044

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
**	Investment in affiliate
*	Cost for federal income tax purposes is $390,222,291.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$82,511,890
Gross Unrealized Depreciation	(12,125,486)

Net Unrealized Appreciation	$70,386,404

Information concerning open futures contracts at December 31, 2006 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value($)	Date	Gain (Loss)

S&P 500	38	13,569,800	03/15/2007	$36,417

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 95.7%
		Australia: 4.6%
108,530		Amcor Ltd.	$620,299
47,859		APN News & Media Ltd.	228,147
19,738		BHP Billiton Ltd.	392,571
314,916		BlueScope Steel Ltd.	2,135,511
30,059		Boral Ltd.	180,237
33,461	@	Brambles, Ltd.	332,597
222,976		Centro Properties Group	1,600,316
55,657		Coca-Cola Amatil Ltd.	340,221
6,980		Cochlear Ltd.	318,548
87,566		Coles Myer Ltd.	965,903
92,679		Commonwealth Property Office Fund	107,467
5,839		CSL Ltd.	300,526
73,204		CSR Ltd.	216,431
51,909		Foster’s Group Ltd.	283,069
26,008		GPT Group	114,787
33,861		Harvey Norman Holdings Ltd.	101,313
24,167		Insurance Australia Group Ltd.	120,699
71,600		Macquarie Airports Management Ltd.	203,085
18,961		Macquarie Goodman Group	113,381
87,699		Macquarie Office Trust	106,309
61,187		OneSteel Ltd.	225,632
112,683		Pacific Brands Ltd.	231,802
125,004		Qantas Airways Ltd.	515,238
3,254		Rio Tinto Ltd.	189,443
98,722		Santos Ltd.	768,292
17,201		Stockland	112,126
237,376	L	Suncorp-Metway Ltd.	3,804,369
29,170		TABCORP Holdings Ltd.	387,445
36,402		Tattersall’s Ltd.	112,089
49,687		Telstra Corp., Ltd.	162,369
7,764		Wesfarmers Ltd.	229,819
108,943		Westpac Banking Corp.	2,078,645
9,393		Zinifex Ltd.	138,446

			17,737,132

		Austria: 0.3%
3,247		Boehler-Uddeholm AG	226,908
10,313	@	bwin Interactive Entertainment	217,728
31,825	@	IMMOFINANZ Immobilien Anlagen AG	453,220
4,196		OMV AG	237,926
3,698		Voestalpine AG	208,472

			1,344,254

		Belgium: 1.5%
924		D’ieteren SA	328,606
120,862		Fortis	5,144,553
956		KBC Groep NV	117,032
1,539		Omega Pharma SA	115,812
783		Solvay SA	119,978

			5,825,981

		Bermuda: 0.0%
2,877		Frontline Ltd.	92,559

			92,559

		China: 0.0%
51,000	@	Foxconn International Holdings Ltd.	166,340

			166,340

		Denmark: 1.5%
132		AP Moller-Maersk A/S	1,238,543
1,200		Coloplast Group	108,283
2,965	@	East Asiatic Co., Ltd. A/S	165,697
49,700		Novo-Nordisk A/S	4,138,422

			5,650,945

		Developed Markets: 1.4%
72,000		iShares MSCI EAFE Index Fund	5,271,840

			5,271,840

		Finland: 0.7%
7,326		Kesko OYJ	386,447
47,027		Nokia OYJ	954,978
5,067	@	Orion OYJ	109,964
28,809		Rautaruukki OYJ	1,141,116

			2,592,505

		France: 9.9%
1,452		Accor SA	112,277
4,039		Air France-KLM	169,557
274,197	L	Alcatel SA	3,911,966
8,424	@,I	Atos Origin	498,134
45,742		AXA SA	1,843,923
25,018		BNP Paribas	2,721,665
24,277		Bouygues	1,554,366
2,912	@	Business Objects SA	114,228
3,213		Capgemini SA	201,021
14,458		Cie de Saint-Gobain	1,211,456
9,912		Compagnie Generale des Etablissements Michelin	946,823
103,574		Credit Agricole SA	4,341,606
44,693		France Telecom SA	1,233,085
2,497		Gaz de France	114,628
26,372		Groupe Danone	3,988,054
3,637		Lafarge SA	540,622
1,686		Neopost SA	211,522
8,647		Sanofi-Aventis	797,259
31,763		Societe Generale	5,373,350
21,748		Suez SA	1,124,014
3,290		Technip SA	225,668
38,831		Total SA	2,794,178
2,115		Unibail	515,809
4,586		Veolia Environnement	349,746
92,085		Vivendi	3,591,711

			38,486,668

		Germany: 9.2%
5,925		Adidas AG	295,878
31,000		Allianz AG	6,307,065
14,220		BASF AG	1,386,764
2,099		Celesio AG	111,332
2,947		Commerzbank AG	111,052
21,400		Deutsche Bank AG	2,849,798
108,742		Deutsche Lufthansa AG	2,976,635
7,366		Deutsche Post AG	222,319
66,764		Deutsche Telekom AG	1,217,820
4,122		EON AG	559,143
17,094		Fresenius Medical Care AG & Co. KGaA	2,275,629
4,439		Heidelberger Druckmaschinen	209,585
745		Henkel KGaA	109,500
36,430		Hochtief AG	2,641,502
4,643	@	KarstadtQuelle AG	133,910
12,268		Merck KGaA	1,273,195
15,248		Muenchener Rueckversicherungs AG	2,627,253
2,792		Rheinmetall AG	211,107
1,127		RWE AG	123,538
23,633		Salzgitter AG	3,081,869
6,028		Siemens AG	595,210
104,757		ThyssenKrupp AG	4,920,678
9,899	L	TUI AG	198,086
11,342		Volkswagen AG	1,286,183

			35,725,051

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Greece: 0.6%
49,778		Coca-Cola Hellenic Bottling Co. SA	$1,942,143
16,353		Hellenic Petroleum SA	224,271

			2,166,414

		Hong Kong: 2.3%
129,200		CLP Holdings Ltd.	953,674
10,123		Esprit Holdings Ltd.	112,755
40,500	@	HongKong Electric Holdings	198,041
41,000	@	Hysan Development Co.	107,182
30,500		Kingboard Chemicals Holdings	119,768
295,000		Noble Group Ltd.	210,802
125,000		Orient Overseas International Ltd.	793,672
190,000		PCCW Ltd.	115,519
359,348		Swire Pacific Ltd.	3,853,255
29,000		Television Broadcasts Ltd.	177,106
294,000		Texwinca Holdings Ltd.	203,547
513,477	@	Wharf Holdings Ltd.	1,893,522
35,000		Yue Yuen Industrial Holdings	111,046

			8,849,889

		Ireland: 0.5%
89,073		Depfa Bank PLC	1,591,635
12,142	@	Elan Corp. PLC	175,970

			1,767,605

		Italy: 5.0%
165,676		Autogrill S.p.A.	3,040,532
338,341		Banca Intesa S.p.A.	2,605,686
10,050		Banche Popolari Unite Scpa	275,650
432,979		Capitalia S.p.A.	4,085,408
35,560		Enel S.p.A.	366,497
66,101		ENI S.p.A.	2,223,316
81,806	@	Fiat S.p.A.	1,560,640
2,340		Fondiaria-Sai S.p.A.	111,631
6,878		Italcementi S.p.A.	193,580
2,731		Lottomatica S.p.A.	113,365
232,016		Pirelli & C S.p.A.	230,679
1,450,000		Telecom Italia S.p.A.	4,368,542
56,419		Telecom Italia S.p.A. — RNC	142,876
22,449		UniCredito Italiano S.p.A.	196,243

			19,514,645

		Japan: 21.6%
9,000		Aeon Co., Ltd.	194,655
2,800		Alfresa Holdings Corp.	169,358
21,000		Amada Co., Ltd.	222,340
4,000		Aoyama Trading Co., Ltd.	119,996
3,100		Autobacs Seven Co., Ltd.	113,230
31,000		Bank of Yokohama Ltd.	242,110
11,800		Circle K Sunkus Co., Ltd.	209,381
21,000		COMSYS Holdings Corp.	232,026
34,000		Dai Nippon Printing Co., Ltd.	524,196
7,000		Daifuku Co., Ltd.	110,371
6,900		Daiichi Sankyo Co., Ltd.	215,237
416		East Japan Railway Co.	2,772,995
7,700		Edion Corp.	114,128
2,000		Eisai Co., Ltd.	109,870
2,300	@	Elpida Memory, Inc.	126,317
7,600		FamilyMart Co., Ltd.	206,595
51		Fuji Television Network, Inc.	116,292
12,000		Fujikura Ltd.	105,492
173,000		Fujitsu Ltd.	1,355,537
3,400		Hakuhodo DY Holdings, Inc.	220,758
204,500	@	Haseko Corp.	729,764
5,900	@	Honda Motor Co., Ltd.	232,868
2,200	@	Ibiden Co., Ltd.	110,655
13		Inpex Holdings, Inc.	106,792
202,000		Itochu Corp.	1,655,805
7,200		JFE Holdings, Inc.	370,207
500		Keyence Corp.	123,420
225,000		Kobe Steel Ltd.	769,857
134,000		Komatsu Ltd.	2,712,143
6,000		Komori Corp.	111,748
14,500		Konica Minolta Holdings, Inc.	204,634
48,000		Kubota Corp.	444,527
1,200		Kyocera Corp.	113,439
27,000		Kyowa Hakko Kogyo Co., Ltd.	230,758
128,700		Kyushu Electric Power Co., Inc.	3,393,956
6,100		Lawson, Inc.	218,250
8,300		Marui Co., Ltd.	96,633
240,000		Matsushita Electric Industrial Co., Ltd.	4,812,357
78,800		Mitsubishi Corp.	1,480,554
40,000		Mitsubishi Materials Corp.	150,066
16,000		Mitsubishi Rayon Co., Ltd.	107,398
113		Mitsubishi UFJ Financial Group, Inc.	1,401,855
43,000		Mitsui Mining & Smelting Co., Ltd.	215,362
771		Mizuho Financial Group, Inc.	5,499,517
82,000		NGK Spark Plug Co., Ltd.	1,540,715
19,000		Nichirei Corp.	106,413
60,000		Nippon Electric Glass Co., Ltd.	1,258,118
70,500		Nippon Mining Holdings, Inc.	506,659
23,000		Nippon Oil Corp.	153,811
670,000		Nippon Steel Corp.	3,843,811
474		Nippon Telegraph & Telephone Corp.	2,337,525
10,200		Nissan Motor Co., Ltd.	123,080
219,000		Nisshin Steel Co., Ltd.	812,088
3,200		Nissin Food Products Co., Ltd.	118,525
9,800		NOK Corp.	193,264
69		NTT DoCoMo, Inc.	109,181
18,000		Obayashi Corp.	116,690
7,000		Olympus Corp.	219,691
7,320		ORIX Corp.	2,122,742
59,000		Osaka Gas Co., Ltd.	219,295
11,900		Q.P. Corp.	102,930
1,171	L	Resona Holdings, Inc.	3,194,454
10,000		Ricoh Co., Ltd.	203,653
3,800		Rinnai Corp.	113,472
9,000		Sanken Electric Co., Ltd.	110,783
2,100		Sankyo Co., Ltd.	115,929
10,200		Sega Sammy Holdings, Inc.	274,194
72,400		Seven & I Holdings Co., Ltd.	2,251,279
9,900		Shinko Electric Industries	257,991
164,300	@	Sojitz Corp.	498,921
71,600		Stanley Electric Co., Ltd.	1,430,410
18,500		Sumco Corp.	1,563,451
16,000		Sumitomo Chemical Co., Ltd.	123,815
103,000		Sumitomo Metal Industries Ltd.	447,197
64,000		Sumitomo Metal Mining Co., Ltd.	820,845
444		Sumitomo Mitsui Financial Group, Inc.	4,545,907
12,600		Suzuken Co., Ltd.	473,731
625,000		Taisei Corp.	1,902,459
51,300		Takeda Pharmaceutical Co., Ltd.	3,515,898
17,000		Tanabe Seiyaku Co., Ltd.	222,307
1,400		TDK Corp.	111,469
4,600		Tohoku Electric Power Co., Inc.	114,979
3,500		Tokyo Electric Power Co., Inc.	113,072
48,200		Tokyo Electron Ltd.	3,791,295
55,000		Toppan Printing Co., Ltd.	605,937
145,000		Tosoh Corp.	639,493
198,000		Toyobo Co., Ltd.	597,552
54,000		Toyota Motor Corp.	3,614,058
89,000		UNY Co., Ltd.	1,160,539
1,730		USS Co., Ltd.	112,616
46		West Japan Railway Co.	196,368

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Japan (continued)
78,258		Yamaha Motor Co., Ltd.	$2,459,942
109,000		Yaskawa Electric Corp.	1,259,958

			83,501,961

		Netherlands: 5.0%
63,659		Aegon NV	1,208,040
1,891		Akzo Nobel NV	115,228
4,252	@	ASML Holding NV	104,933
113,177		European Aeronautic Defence and Space Co. NV	3,883,289
26,264	@	Koninklijke Ahold NV	278,617
4,209		Koninklijke DSM NV	207,589
1,013		Rodamco Europe NV	134,516
158,353		Royal Dutch Shell PLC-Class A	5,521,366
118,674		Royal Dutch Shell PLC-Class B	4,149,174
11,759		SBM Offshore NV	403,520
127,362		Unilever NV	3,473,090

			19,479,362

		New Zealand: 0.3%
21,285		Contact Energy Ltd.	124,731
93,192		Fletcher Building Ltd.	725,270
61,258		Sky City Entertainment Group Ltd.	222,007
35,367		Telecom Corp. of New Zealand Ltd.	119,612

			1,191,620

		Norway: 1.3%
1,951		Aker Kvaerner ASA	241,986
39,244		DNB NOR ASA	555,303
87,689		Norsk Hydro ASA	2,706,717
244,000	@	PAN Fish ASA	221,886
31,851	@	Petroleum Geo-Services	745,527
7,800		Statoil ASA	205,377
8,200		Tandberg ASA	123,019
14,574		Telenor ASA	273,096
6,950		Yara International ASA	157,296

			5,230,207

		Portugal: 0.4%
31,566		Banco Comercial Portugues SA	116,505
12,837		Banco Espirito Santo SA	230,638
187,955		Electricidade de Portugal SA	952,472
78,291		Sonae SGPS SA	155,793

			1,455,408

		Singapore: 0.7%
87,000		CapitaLand Ltd.	350,098
123,000		ComfortDelgro Corp., Ltd.	128,861
146,000		Fraser and Neave Ltd.	426,395
303,000		Neptune Orient Lines Ltd.	411,244
15,000		Singapore Airlines Ltd.	170,808
43,000		Singapore Petroleum Co., Ltd.	122,081
220,135		Singapore Telecommunications Ltd.	469,468
307,000	@	STATS ChipPAC Ltd.	235,876
9,000		United Overseas Bank Ltd.	113,515
157,000		Wing Tai Holdings Ltd.	232,615

			2,660,961

		Spain: 3.3%
26,778		Banco Bilbao Vizcaya Argentaria SA	643,355
236,589		Banco Santander Central Hispano SA	4,405,541
102,656		Endesa SA	4,855,342
4,043		Inditex SA	217,485
25,177		Repsol YPF SA	867,476
80,159		Telefonica SA	1,701,832
1,999		Union Fenosa SA	98,754

			12,789,785

		Sweden: 1.4%
16,153		Atlas Copco AB	522,042
7,043		Getinge AB	157,662
13,727		Kungsleden AB	210,234
5,650		Nobia AB	216,826
7,967		Scania AB	559,009
18,512		Ssab Svenskt Stal AB — Series A	437,052
5,400		Ssab Svenskt Stal AB — Series B	121,268
6,248		Svenska Handelsbanken AB	188,501
53,326		Telefonaktiebolaget LM Ericsson	214,432
6,101		Trelleborg AB	145,636
36,286		Volvo AB	2,491,818

			5,264,480

		Switzerland: 3.9%
7,079		Credit Suisse Group	493,533
1,918		Holcim Ltd.	175,406
6,696		Nestle SA	2,375,119
38,996		Novartis AG	2,240,174
1,428		Phonak Holding AG	113,314
10,519		Roche Holding AG	1,881,992
17,498		Schindler Holding AG	1,096,529
16,278		Swatch Group AG	725,861
30,529		UBS AG	1,847,545
5,488		Unaxis Holding AG	2,705,404
5,940		Zurich Financial Services AG	1,593,625

			15,248,502

		United Kingdom: 20.3%
149,544		3i Group PLC	2,948,470
19,767	@	Acergy SA	377,114
134,092		Amvescap PLC	1,564,007
3,053		Anglo American PLC	148,581
76,535		AstraZeneca PLC	4,101,622
32,143		Aviva PLC	515,647
103,290		Barclays PLC	1,474,772
3,759	@	Berkeley Group Holdings PLC	125,663
166,778		BHP Billiton PLC	3,054,198
48,272		Boots Group PLC	790,164
419,391		BP PLC	4,676,665
154,461	@	British Airways PLC	1,592,582
50,227		British American Tobacco PLC	1,406,420
87,174		Brixton PLC	980,071
613,086		BT Group PLC	3,622,129
103,271		Cadbury Schweppes PLC	1,102,993
14,657		Carnival PLC	740,426
27,843	@	Collins Stewart PLC	138,471
82,940		Corus Group PLC	857,286
63,341		Davis Service Group PLC	624,053
24,121		First Choice Holidays PLC	134,012
15,819		Firstgroup PLC	177,428
117,269		FKI PLC	236,111
20,665		George Wimpey PLC	224,925
103,064		GlaxoSmithKline PLC	2,712,728
177,446		HBOS PLC	3,922,697
236,667		HSBC Holdings PLC	4,307,302
30,697		Imperial Tobacco Group PLC	1,208,184
10,413		Intercontinental Hotels Group PLC	257,223
106,769		International Power PLC	795,242
24,813		Ladbrokes PLC	202,245
2,550		Land Securities Group PLC	115,650
387,913		Legal & General Group PLC	1,192,167
9,911		Lloyds TSB Group PLC	111,415
107,866		LogicaCMG PLC	391,475
217,644		Marks & Spencer Group PLC	3,050,037
54,079		Misys PLC	228,268
231,064		National Grid PLC	3,344,267
54,198		Old Mutual PLC	184,459

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		United Kingdom (continued)
58,142		Premier Farnell PLC	$224,128
2,409		Reckitt Benckiser PLC	109,892
29,092		Resolution PLC	364,760
207,557		Rexam PLC	2,131,138
10,959		Rio Tinto PLC	580,785
411,972		Royal & Sun Alliance Insurance Group	1,201,287
137,095		Royal Bank of Scotland Group PLC	5,335,489
301,155		Scottish & Newcastle PLC	3,292,812
15,506		Scottish Power PLC	226,739
32,226		SSL International PLC	233,009
102,473		Stagecoach Group PLC	306,274
67,178		Taylor Woodrow PLC	558,520
435,040		Tomkins PLC	2,088,391
3,165		Travis Perkins PLC	122,654
27,843	@	Tullett Prebon PLC	353,791
90,792		Unilever PLC	2,525,177
216,968		United Business Media PLC	2,933,679
833,148		Vodafone Group PLC	2,300,879
4,822		Wolseley PLC	116,293

			78,642,866

		Total Common Stock (Cost $337,879,247)	370,656,980

PREFERRED STOCK: 1.6%
		Germany: 1.6%
30,881		RWE AG	2,921,977
45,723		Volkswagen AG	3,408,360

		Total Preferred Stock (Cost $4,839,435)	6,330,337

		Total Long-Term Investments (Cost $342,718,682)	376,987,317

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending CollateralCC: 2.2%
$8,380,339	The Bank of New York Institutional Cash Reserves Fund	$8,380,339

	Total Short-Term Investments (Cost $8,380,339)	8,380,339

Total Investments In Securities (Cost $351,099,021)*	99.5%	$385,367,656
Other Assets and Liabilities-Net	0.5	1,947,622

Net Assets	100.0%	$387,315,278

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $352,416,243.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$37,166,241
Gross Unrealized Depreciation	(4,214,828)

Net Unrealized Appreciation	$32,951,413

Percentage of
Industry	Net Assets

Advertising	0.1%
Aerospace/ Defense	1.0
Agriculture	0.7
Airlines	1.4
Apparel	0.1
Auto Manufacturers	2.8
Auto Parts & Equipment	0.7
Banks	18.5
Beverages	1.6
Building Materials	0.9
Chemicals	0.7
Commercial Services	0.5
Computers	0.7
Distribution/ Wholesale	1.0
Diversified Financial Services	1.7
Electric	5.2
Electrical Components & Equipment	0.4
Electronics	0.8
Engineering & Construction	1.8
Entertainment	0.3
Exchange Traded Fund	1.4
Food	3.8
Gas	0.1
Hand/ Machine Tools	0.3
Healthcare — Products	0.2
Healthcare — Services	0.6
Holding Companies — Diversified	2.1
Home Builders	0.4
Home Furnishings	1.3
Household Products/ Wares	0.1
Insurance	4.5
Iron/ Steel	5.1
Leisure Time	1.0
Lodging	0.1
Machinery — Construction & Mining	0.8
Machinery — Diversified	1.0
Media	1.8
Mining	1.5
Miscellaneous Manufacturing	0.4
Office/ Business Equipment	0.1
Oil & Gas	6.5
Oil & Gas Services	0.4
Packaging & Containers	0.7
Pharmaceuticals	5.9
Real Estate	1.2
Real Estate Investment Trusts	0.2
Retail	3.7
Semiconductors	2.3
Software	0.1
Telecommunications	6.1
Textiles	0.2
Transportation	1.6
Venture Capital	0.8
Water	0.1
Short-Term Investments	2.2
Other Assets and Liabilities-Net	0.5

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust was held April 13, 2006, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

To approve a new sub-advisory agreement for ING Global Resources Portfolio between Directed Services, Inc. (“DSI”), the Portfolio’s investment adviser, and ING Investment Management Co. (“ING IM”) under which ING IM would serve as sub-adviser to the Portfolio, with no change in the investment adviser or the overall management fee paid by the Portfolio to DSI.

Results:(1)

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Global Resources Portfolio	1	19,693,165	502,670	995,369	—	21,191,204

*	Proposal 1 passed at this meeting.

A special meeting of shareholders of the ING Investors Trust was held July 27, 2006, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

To approve a new sub-advisory agreement for ING Global Technology Portfolio (the “Portfolio”) between Directed Services, Inc. (“DSI”), the Portfolio’s investment adviser, and ING Investment Management Co. (“ING IM”) under which ING IM would serve as sub-adviser to the Portfolio, with no change in the investment adviser.

Results:(1)

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Global Technology Portfolio	1	10,111,227	160,641	454,662	—	10,726,530

*	Proposal 1 passed at this meeting.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount

ING Evergreen Health Sciences Portfolio
All Classes(1)(2)	STCG	$0.0046
ING Global Real Estate Portfolio
Class ADV	NII	$0.2393
Class I	NII	$0.2538
Class S	NII	$0.2411
Class S2	NII	$0.1773
All Classes	STCG	$0.0809
All Classes	LTCG	$0.0180
ING Global Resources Portfolio
Class I	NII	$0.0709
Class S	NII	$0.0393
Class S2	NII	$0.0221
All Classes	STCG	$2.1590
All Classes	LTCG	$0.6501
ING Global Technology Portfolio
All Classes(1)	STCG	$0.2741
All Classes(1)	LTCG	$0.4601
ING International Portfolio
Class I	NII	$0.2178
Class S	NII	$0.1873
Class S2	NII	$0.1749
All Classes(1)	STCG	$0.0745
All Classes(1)	LTCG	$1.4814
ING Janus Contrarian Portfolio
Class I	NII	$0.0782
Class S	NII	$0.0586
Class S2	NII	$0.0490
All Classes(1)	STCG	$0.0176
All Classes(1)	LTCG	$0.5666
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1068
Class I	NII	$0.1068
Class S	NII	$0.0851
Class S2	NII	$0.0783
All Classes	LTCG	$0.1920
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0090
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.2365
All Classes	LTCG	$0.0982
ING JPMorgan Value Opportunities Portfolio
Class ADV	NII	$0.0856
Class I	NII	$0.0856
Class S	NII	$0.0424
Class S2	NII	$0.0748
All Classes	STCG	$0.1352
All Classes	LTCG	$0.0005
ING Julius Baer Foreign Portfolio
All Classes	STCG	$0.0017
ING Legg Mason Partners All Cap Portfolio
Class ADV	NII	$0.1487
Class I	NII	$0.1487
Class S	NII	$0.1075
Class S2	NII	$0.1078
All Classes	LTCG	$0.0989
ING Legg Mason Value Portfolio
All Classes	STCG	$0.0074
All Classes	LTCG	$0.0274
ING Limited Maturity Bond Portfolio
Class ADV	NII	$0.4189
Class I	NII	$0.4189
Class S	NII	$0.3900
Class S2	NII	$0.4189
ING Liquid Assets Portfolio
Class I	NII	$0.0482
Class S	NII	$0.0457
Class S2	NII	$0.0442
ING Marsico International Opportunities Portfolio
Class ADV	NII	$0.0106
Class I	NII	$0.0106
Class S	NII	$0.0035
All Classes(2)	STCG	$0.0388
ING MFS Total Return Portfolio
Class ADV	NII	$0.3969
Class I	NII	$0.4898
Class S	NII	$0.4396
Class S2	NII	$0.4242
All Classes	STCG	$0.1136
All Classes	LTCG	$0.7312
ING MFS Utilities Portfolio
Class I	NII	$0.0235
Class S	NII	$0.0132
All Classes(1)(2)	STCG	$0.0626
ING Oppenheimer Main Street Portfolio®
Class ADV	NII	$0.2429
Class I	NII	$0.2429
Class S	NII	$0.1938
Class S2	NII	$0.1901
ING PIMCO Core Bond Portfolio
Class ADV	NII	$0.3088
Class I	NII	$0.3088
Class S	NII	$0.2697
Class S2	NII	$0.2717
ING PIMCO High Yield Portfolio
Class ADV	NII	$0.3059
Class I	NII	$0.6980
Class S	NII	$0.6731
All Classes(2)	STCG	$0.0239
All Classes(2)	LTCG	$0.0666
ING Pioneer Mid Cap Value Portfolio
Class I	NII	$0.0332
Class S	NII	$0.0226
All Classes(1)(2)	STCG	$0.0301
ING Stock Index Portfolio
Class I	NII	$0.1919
Class I	STCG	$0.0538
Class I	LTCG	$0.0403
ING VP Index Plus International Equity Portfolio
Class ADV	NII	$0.1367
Class I	NII	$0.1591
Class S	NII	$0.1296
Class S2	NII	$0.0623
All Classes	STCG	$0.2478
All Classes	LTCG	$0.0389

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain
(1) Except Class ADV which commenced operations after the distribution occurred.
(2) Except Class S2 which commenced operations after the distribution occurred.

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Evergreen Health Sciences Portfolio	12.46%
ING Global Resources Portfolio	3.09%
ING Global Technology Portfolio	7.85%
ING International Portfolio	0.43%
ING Janus Contrarian Portfolio	35.62%
ING JPMorgan Small Cap Core Equity Portfolio	16.66%
ING JPMorgan Value Opportunities Portfolio	42.72%
ING Julius Baer Foreign Portfolio	0.32%
ING Legg Mason Partners All Cap Portfolio	100.00%
ING Legg Mason Value Portfolio	100.00%
ING MFS Total Return Portfolio	36.81%
ING MFS Utilities Portfolio	14.83%
ING Oppenheimer Main Street Portfolio®	100.00%
ING PIMCO High Yield Portfolio	0.06%
ING Pioneer Mid Cap Value Portfolio	86.73%
ING Stock Index Portfolio	79.86%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year December 31, 2006:

	Foreign Taxes
	Paid	Per Share Amount

ING Global Real Estate Portfolio	$35,664	$0.0038
ING International Portfolio	$341,526	$0.0200
ING JPMorgan Emerging Markets Equity Portfolio	$739,070	$0.0185
ING Julius Baer Foreign Portfolio	$2,607,124	$0.0265
ING Marsico International Opportunities Portfolio	$278,963	$0.0113
ING VP Index Plus International Equity Portfolio	$379,139	$0.0128

Listed below are the gross income earned and foreign taxes paid by country for each Portfolio shown above. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

ING Global Real Estate Portfolio

	Gross Income	Foreign
Country	Earned	Tax Withheld

Australia	$379,801	$—
Bermuda	1,323	—
Canada	91,567	12,786
China	20,892	—
Finland	10,236	1,535
France	52,482	7,872
Guernsey Channel Islands	4,697	—
Germany	24,378	219
Hong Kong	105,080	—
Italy	3,006	451
Japan	54,666	3,827
Netherlands	45,625	6,844
Singapore	36,397	—
Spain	3,428	514
Sweden	10,768	1,615
United Kingdom	117,432	—

Subtotal	961,777	35,664
United States	1,119,745	—

Total	$2,081,522	$35,664

ING International Portfolio

	Gross Income	Foreign
Country	Earned	Tax Withheld

Australia	$131,395	$—
Belgium	49,987	7,498
Brazil	89,855	—
Canada	11,039	1,662
China	20,495	—
Finland	94,983	14,247
France	344,437	50,928
Germany	641,571	95,357
Greece	39,179	—
Hong Kong	92,657	—
India	26,437	—
Israel	4,494	602
Italy	83,153	12,473
Japan	401,801	28,126
Malaysia	22,504	—
Mexico	50,614	—
Netherlands	16,799	2,520
Russia	190,467	28,570
South Africa	57,920	—
South Korea	12,886	2,126
Sweden	160,091	24,014
Switzerland	200,767	30,115
Taiwan	162,444	31,665
Thailand	116,234	11,623
United Kingdom	1,509,518	—

Subtotal	4,531,725	341,526
United States	250,913	—

Total	$4,782,638	$341,526

ING JPMorgan Emerging Markets Equity Portfolio

	Gross Income	Foreign
Country	Earned	Tax Withheld

Bermuda	$483,175	$—
Brazil	2,947,746	—
Chile	238,824	52,104
China	41,722	—
Egypt	172,670	—
Hong Kong	288,730	—
Hungary	241,658	1,400
India	347,057	—
Indonesia	520,839	71,390
Israel	329,802	64,905
Luxembourg	84,208	—
Malaysia	530,168	—
Mexico	507,827	—
Russia	189,063	27,424
South Africa	2,179,353	—
South Korea	1,278,213	211,173
Taiwan	1,450,047	289,857
Turkey	356,607	20,817
United Kingdom	249,358	—

Subtotal	12,437,067	739,070
United States	421,973	—

Total	$12,859,039	$739,070

ING Julius Baer Foreign Portfolio

	Gross Income	Foreign
Country	Earned	Tax Withheld

Australia	$802,440	$—
Austria	425,970	63,882
Belgium	754,795	113,215
Bermuda	43,343	—
Brazil	30,269	—
Canada	10,826	1,624
China	72,799	—
Czech Republic	1,198,937	179,841
Cyprus	256,898	—
Denmark	21,476	3,221
Egypt	25,868	—
Finland	804,592	120,689
France	3,312,663	487,692
Germany	2,267,996	304,028
Greece	46,401	—
Hong Kong	237,280	—
Hungary	237,125	—
India	136,034	—
Indonesia	11,742	1,761
Italy	1,671,625	245,622
Japan	1,338,861	93,719
Luxembourg	57,683	—
Mexico	86,451	—
Netherlands	760,880	112,751
New Zealand	25,301	2,254
Norway	834,235	125,135
Philippines	101,310	19,970
Poland	1,381,411	207,212
Portugal	63,098	9,465
Romania	192,718	—
Russia	766,453	108,789
South Africa	4,690	—
South Korea	88,814	14,654
Spain	402,386	60,358
Sweden	1,141,493	143,936
Switzerland	1,294,296	177,469
Thailand	14,907	1,491
Turkey	577,982	8,347
United Kingdom	3,880,231	—
Venezuela	87,391	—

Subtotal	25,469,672	2,607,124
United States	1,584,091	—

Total	$27,053,763	$2,607,124

ING Marsico International Opportunities Portfolio

	Gross Income	Foreign
Country	Earned	Tax Withheld

Australia	$196,163	$—
Austria	53,094	7,964
Bermuda	335,068	—
Brazil	260,465	—
Canada	159,449	23,917
France	406,839	61,097
Germany	347,602	52,409
Hong Kong	105,854	—
India	38,705	—
Ireland	13,423	—
Japan	385,685	26,998
Korea	29,611	4,886
Mexico	299,291	—
Singapore	203,499	—
South Korea	3,077	20
Sweden	176,291	26,444
Switzerland	501,523	75,228
United Kingdom	914,858	—

Subtotal	4,430,498	278,963
United States	95,779	—

Total	$4,526,277	$278,963

ING VP Index Plus International Equity Portfolio

	Gross Income	Foreign
Country	Earned	Tax Withheld

Australia	$453,186	$—
Austria	30,811	4,622
Belgium	91,906	13,786
Bermuda	2,804	—
Denmark	13,526	2,029
Finland	39,692	5,954
France	541,929	78,902
Germany	371,325	55,172
Greece	33,764	—
Hong Kong	98,937	—
Ireland	37,566	—
Italy	288,455	43,268
Japan	482,814	33,797
Luxembourg	85,270	12,791
Netherlands	220,547	32,592
New Zealand	37,149	5,572
Norway	52,575	2,745
Portugal	18,870	2,830
Singapore	76,202	—
Spain	322,293	48,236
Sweden	93,677	13,463
Switzerland	160,682	23,380
United Kingdom	2,051,875	—

Subtotal	5,605,853	379,139
United States	220,782	—

Total	$5,826,635	$379,139

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 — Present	Consultant (May 2001 — Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 — April 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	180	Assured Guaranty Ltd. (November 2003 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	180	Stillwater Mining Company (May 2002 — Present); California Healthcare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Principled Equity Market Trust (November 1996 — Present); and Asian American Bank and Trust Company (June 1992 — Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).

Trustees who is an “Interested Persons”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	AmeriGas Propane, Inc. (January 1998 — Present); and UGI Corporation (February 2006 — Present).

Trustees who is an “Interested Persons”:
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 — Present March 2006 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present January 2003 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief, Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 — May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 30	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services, LLC (formerly, Directed Service, Inc.) or ING Investments, LLC, as relevant (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Trust’s existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Portfolios’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser and periodically with the Portfolios’ Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board’s Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Advisers and Sub-Advisers to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Portfolio’s Class S shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class S shares were selected, as general matter, so that the Portfolio’s class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board’s direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios’ investment portfolios. The Board noted the resources

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and members of the Committees with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Portfolios. These changes have historically included modifications in personnel responsible for managing a Portfolio and/or changing the Sub-Adviser to a Portfolio.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Portfolios or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the ING Funds complex more efficient by reducing the number of funds through combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Portfolios’ Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and each Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to Portfolio shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and the Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Portfolios. For a Portfolio that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Trustees considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Portfolios, the Board considered the underlying rationale provided by the Adviser and/or Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their review of advisory fee rates, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in 12b-1 fees payable by a Portfolio; the merger of certain Portfolios with and into comparable Portfolios; changes to the Sub-Adviser or portfolio manager managing a Portfolio; and enhancements to the resources available to a Sub-Adviser when managing a Portfolio. The Independent Trustees have requested these adjustments primarily on the basis of: (a) a Portfolio’s performance, as compared to its Selected Peer Group; (b) the performance of a Portfolio, as compared to its benchmarks; or (c) a Portfolio’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Disciplined Small Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Disciplined Small Cap Value Portfolio, the Board considered that the Portfolio was launched on April 28, 2006 and has less than one calendar quarter of operating history.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Disciplined Small Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in April 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING EquitiesPlus Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING EquitiesPlus Portfolio, the Board considered that the Portfolio was launched on April 28, 2006 and has less than one calendar quarter of operating history.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING EquitiesPlus Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with levels fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in April 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Evergreen Health Sciences Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Health Sciences Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented, except it underperformed its benchmark for the most recent calendar quarter; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and in the second quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Evergreen Health Sciences Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Evergreen Omega Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) the Portfolio launched in May 2004, and therefore had a limited operating history for the purpose of analyzing Portfolio performance; and (2) in June 2006, the portfolio managers to the Portfolio were changed.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio launched in May 2004 and there was a change in portfolio managers in June 2006, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to evaluate longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter. In considering this performance data, the Board took into account that the Portfolio launched in January 2006, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in January 2006, and it is reasonable to permit the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for all periods presented except the five-year period; (2) the Portfolio outperformed its primary benchmark for all periods presented except the ten-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, in the fourth quintile for the year-to-date, one- and three-year periods, and in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter and ten-year periods.

In analyzing this performance data, the Board took into account that in January 2006, to address the Board’s concerns about underperformance, ING Investment Management Co. assumed responsibility for the day-to-day management of the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Resources Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in January 2006, a new Sub-Adviser assumed responsibility for management of the Portfolio, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to assess whether performance improves as a result of this change; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Technology Portfolio (formerly, ING Goldman Sachs TollkeeperSM Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Technology Portfolio (formerly, ING Goldman Sachs TollkeeperSM Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for all periods presented, but outperformed its Morningstar category median for the year-to-date and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the most recent calendar quarter, three- and five year periods and the fourth quintile of its Morningstar category for the one-year period.

In analyzing this performance data, the Board took into account the following: (1) in August 2006 ING Investment Management Co. assumed responsibility for the day-to-day management of the Portfolio; and (2) the Portfolio’s investment strategy was also changed in August 2006 to reflect the investment approach of the new Sub-Adviser.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Technology Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint schedule where the asset level necessary to achieve a breakpoint discount had

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the fee data, the Board took into account Management’s reduction of the Portfolio’s management fee from 1.35% to 1.25% in August of 2006.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in August 2006 there was a change in the Sub-Adviser to the Portfolio and a corresponding investment strategy change, and it is reasonable to permit the new Sub-Adviser to continue to manage the Portfolio to assess whether performance improves as a result of the changes that have been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that, in April 2006, the portfolio managers to the Portfolio were changed to address the Board’s concerns about the Portfolio’s underperformance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Portfolio’s portfolio managers in April 2006, and it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess whether performance improves as a result of the changes that have been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Janus Contrarian Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its benchmark for all periods presented, except it underperformed for the most recent calendar quarter; and (2) the Portfolio is ranked in the in the first (highest) quintile of its Morningstar category for the one- and three-year periods, in the second quintile for the year-to-

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

date and five-year periods, and in the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three- and five-year periods; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the second quintile for the year-to-date and one-year periods, and in the fifth (lowest) quintile of its Morningstar category for the three- and five-year periods.

In analyzing this performance data, the Board took into account Management’s representations that in April 2005 J.P. Morgan Investment Management Inc. assumed responsibility for the Portfolio, and its performance has improved since this change was implemented. The Board also noted that there had been a change to the Portfolio’s portfolio management team in September 2005.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to the funds in its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Small Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Equity Portfolio, the Board considered that, based on performance data for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and the three-year periods except it underperformed its Morningstar category median for all other periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented except it outperformed its primary benchmark for the three-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, in the third quintile for the year-to-date period, and in the fourth quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Equity Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Value Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Value Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the one-year period, outperformed for the most recent calendar quarter and was equal to the year-to-date returns; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, in the third quintile for the year-to-date period, and in the fourth quintile for the one-year period. In analyzing this performance data, the Board took into account that the Portfolio was launched in April 2005, and therefore had a limited operating history.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Value Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Julius Baer Foreign Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Julius Baer Foreign Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented, except the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the one-year period, but underperformed for the most recent calendar quarter, year-to-date and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, in the second quintile for the one-year period, in the third quintile of its Morningstar category for the three-year period and in the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Julius Baer Foreign Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Julius Baer Foreign Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Partners All Cap Portfolio (formerly, ING Salomon Brothers All Cap Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners All Cap Portfolio (formerly, ING Salomon Brothers All Cap Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods and in the second quintile for the one-, three-, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners All Cap Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; and (4) The Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one- and three-year periods, and in fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s underperformance in certain periods, including its discussion of the negative effect of stock selection and sector allocation on performance; and (2) the Sub-Adviser assumed management of the Portfolio in November 2004, and longer-term performance could be attributed to the previous Sub-Adviser; and (3) Management’s expectation that, under the Sub-Adviser’s management, the Portfolio will achieve more reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Value Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in the Portfolio’s Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, except it but outperformed its primary benchmark for the five-year period; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, in the second quintile for the most recent calendar quarter, one- three- and ten-year periods, and in the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group, and (b) the expense

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented, except the ten-year period, during which it is ranked in the third quintile of its Morningstar category.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date, one- and five-year periods, but outperformed for the three-year period; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, in the third quintile for the most recent calendar quarter, year-to-date, and five-year periods, and in the fourth quintile of its Morningstar category for the one-year period.

In analyzing this performance data, the Board took into account Management’s analysis regarding the Sub-Adviser’s rationale for underperformance in certain periods, including its analysis of the negative effect of sector weightings on the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Marsico Growth Portfolio, as

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico International Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico International Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented, except that it outperformed both performance measures for the one-year period; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period and in the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that the Portfolio launched in April 2005 and therefore had a limited operating history for the purpose of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Marsico International Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for the purpose of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and five-year periods, but underperformed for the year-to-date, one- and three-year periods; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the second quintile for the five-year period, in the third quintile for the year-to-date and three-year periods, and in the fifth (lowest) quintile of its Morningstar category for the one-year period.

In analyzing this performance data, the Board also considered: (1) Management’s representations that, in order to address concerns about the Portfolio’s performance, in October 2005 there was a change in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

portfolio manager; and (2) in April 2006 an additional portfolio manager was added to the portfolio management team.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to properly evaluate performance to assess whether longer-term performance improves as a result of the changes to the portfolio management team; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Utilities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented, except that it underperformed its primary benchmark for the most recent calendar quarter; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Main Street Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Main Street Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented, except it underperformed for the five-year period; (2) the Portfolio outperformed its primary benchmark for the year-to-date, one- and three-year periods, except it underperformed for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

most recent calendar quarter and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one- and three-year periods, in the third quintile for the most recent calendar quarter, and in the fifth (lowest) quintile of its Morningstar category for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Main Street Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Oppenheimer Main Street Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Core Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Core Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-, three-and five-year periods, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the year-to-date, three- and five-year periods, but underperformed for the most recent calendar quarter and one-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-and five-year periods, in the third quintile for the one-year period, and in the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO Core Bond Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING PIMCO Core Bond Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO High Yield Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Morningstar category median and its primary benchmark for all periods presented, except it outperformed its primary benchmark for the one-year period; and (2) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date and one-year periods and in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s underperformance, including its representations that the Portfolio’s investment focus on higher-quality securities contributed to underperformance in more recent periods; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Bond Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the Portfolio’s management fee is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the Portfolio’s expense ratio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Fund Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and primary benchmark for all periods presented; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Pioneer Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board also took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance, including the negative effect of a bias towards higher-quality securities and sector weightings on the Portfolio’s performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) taking into account Management’s representations that it will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s performance, such performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for the one-year period, but outperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio underperformed its primary benchmark for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the second quintile for the year-to-date period, and in the third quintile of its Morningstar category for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP Index Plus International Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Index Plus International Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented, except it outperformed its Morningstar category median for the most recent calendar quarter; and (2) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board also took into account that the Portfolio launched in July 2005, and therefore had a limited operating history for the purpose of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP Index Plus International Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio launched in July 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for the purpose of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Directed Services, LLC

1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2 (1206-022807)

Funds

Annual Report

December 31, 2006

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

• ING AllianceBernstein Mid Cap Growth Portfolio
• ING BlackRock Large Cap Growth Portfolio
(formerly, ING Mercury Large Cap Growth Portfolio)
• ING BlackRock Large Cap Value Portfolio
(formerly, ING Mercury Large Cap Value Portfolio)
• ING Capital Guardian Small/ Mid Cap Portfolio
• ING Capital Guardian U.S. Equities Portfolio
• ING FMRSM Diversified Mid Cap Portfolio
• ING FMRSM Large Cap Growth Portfolio
(formerly, ING FMRSM Earnings Growth Portfolio)
• ING FMRSM Mid Cap Growth Portfolio
(formerly, ING MFS Mid Cap Growth Portfolio)	• ING Franklin Income Portfolio
• ING Lord Abbett Affiliated Portfolio
• ING T. Rowe Price Capital Appreciation Portfolio
• ING T. Rowe Price Equity Income Portfolio
• ING Templeton Global Growth Portfolio
• ING UBS U.S. Allocation Portfolio
• ING Van Kampen Equity Growth Portfolio
• ING Van Kampen Global Franchise Portfolio
• ING Van Kampen Growth and Income Portfolio
• ING Van Kampen Real Estate Portfolio
• ING Wells Fargo Mid Cap Disciplined Portfolio
• ING Wells Fargo Small Cap Disciplined Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the “Fed”) ceased what was a two-year trend. That old trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) rose significantly during plateau periods.

Of course, the Fed’s actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 31, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)     The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

In our semi-annual report we described how the feast of the first quarter had turned to famine in the second quarter for global equities markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006 was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and did indeed leave rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09%. For the full year it gained 4.3%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went, and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%, and for the six months ended December 31, 2006, the S&P 500® Index rose 12.7%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

PORTFOLIO MANAGERS’ REPORT
ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO

The ING AllianceBernstein Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Catherine Wood, Senior Vice President and Portfolio Manager of AllianceBernstein L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 1.75% compared to the Russell Midcap® Growth Index(1), which returned 10.66% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark in 2006, mainly due to adverse stock selection especially in the technology, healthcare and consumer discretionary sectors. On a sector allocation basis, the Portfolio was most positively impacted by the overweight in utilities and most negatively impacted by the large overweight in the technology sector. On a stock-specific basis, the largest detraction came from XM Satellite Radio Holdings, Inc., which was plagued by a variety of short-term issues including investigations by regulators that caused a lack of supply for aftermarket devices and slowing demand from the retail sales channel. The next largest detractor was Affymetrix, Inc. which languished after production problems caused some customers to shift to its competitor. Another large detractor for the year was

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Amazon.com, Inc., which was punished by investors for seemingly relentless investment spending that caused margins to remain depressed despite continued revenue growth.

The stocks that contributed positively to performance were spread among various themes. The largest contribution came from Level 3 Communications Inc., which rose as investors began to appreciate how the company is benefiting from the exploding traffic growth of sites such as YouTube. The next largest contributor was International Securities Exchange, Inc., which benefited from impressive volume growth in equity options and the perception that the company could be acquired. Continental Airlines, Inc. was also a strong contributor, as the company benefited from declining fuel prices, robust passenger traffic and signs that a wave of consolidation was about to hit the airline space.

Current Strategy and Outlook: Looking at the year ahead, we believe that the U.S. economy will continue to slow but we are not anticipating a recession. We also believe that a potentially weak housing market may be offset by moderating commodity prices. Liquidity measures remain weak, making the U.S. Federal Reserve Board’s policy pivotal to the economic picture. The outlook for the technology sector remains bright, in our opinion, given important product cycles such as Microsoft Vista and high-definition televisions in addition to secular

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Juniper Networks, Inc.	4.2%

JDS Uniphase Corp.	4.1%

XM Satellite Radio Holdings, Inc.	4.1%

Advanced Micro Devices, Inc.	4.0%

KLA-Tencor Corp.	3.9%

Level 3 Communications Inc.	3.6%

Red Hat, Inc.	3.4%

Shanda Interactive Entertainment Ltd. ADR	3.2%

Broadcom Corp.	3.1%

Silicon Laboratories, Inc.	2.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

trends such as broadband adoption. Our outlook for capital spending is also positive, with U.S. company profits as a percent of nominal gross domestic product as high today as in fifty years. Financing costs remain low and corporate balance sheets are strong, implying that increased investment hinges on psychology, not means. We believe, one risk to the equity markets in 2007 is a renewed protectionist mentality by U.S. politicians. The Portfolio remains positioned for moderating energy prices, a healthy consumer, and a favorable capital spending environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	September 25, 2006		May 13, 2005		August 14, 1998		September 9, 2002

Class ADV	—	—	5.40%		—		—		—
Class I	1.98%	—	—		14.84%		—		—
Class S	1.75%	8.71%	—		—		4.97%		—
Class S2	1.59%	—	—		—		—		21.29%
Russell Midcap® Growth Index(1)	10.66%	8.22%	6.95	%(2)	17.78	% (3)	6.81	%(4)	18.07	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING AllianceBernstein Mid Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell Midcap® Growth Index consists of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2)Since inception performance of the index is shown from October 1, 2006.

(3)Since inception performance of the index is shown from May 1, 2005.

(4)Since inception performance of the index is shown from August 1, 1998.

(5)Since inception performance of the index is shown from September 1, 2002.

5

PORTFOLIO MANAGERS’ REPORT
ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

The ING BlackRock Large Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Portfolio Manager of BlackRock Investment Management, LLC — the Sub-Adviser*.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 7.12% compared to the Russell 1000® Growth Index(1), which returned 9.07% for the same period.

Portfolio Specifics: Stock selection in health care, most notably IDEXX Laboratories Inc., Coventry Health Care Inc. and Aetna Inc., was the main factor in the Portfolio’s underperformance versus the benchmark for the 12-month period. Security selection in energy, primarily Newfield Exploration Co., Sunoco Inc. and Frontier Oil Corp., underweight positions in consumer staples and financials, and an overweight in information technology had a less significant negative effect on the relative return. The Portfolio’s comparative performance benefited from stock selection in financials, especially Goldman Sachs Group and Morgan Stanley and consumer discretionary, mainly J.C. Penney Co. Inc., eBay Inc., DirecTV Group Inc. and Nordstrom Inc.

The U.S. economy downshifted in 2006 with the very significant slowdown in housing leading the way. However, corporate profit growth rose by a double-digit percentage for an unprecedented fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Federal Reserve Board raised the target federal funds to 5.25%, while the 10-year Treasury note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness. While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Retail	13.9%

Computers	9.9%

Software	7.8%

Pharmaceuticals	7.1%

Electronics	5.0%

Oil & Gas	4.7%

Telecommunications	4.6%

Commercial Services	4.3%

Semiconductors	4.3%

Healthcare – Services	3.5%

Diversified Financial Services	2.8%

Aerospace/ Defense	2.7%

Miscellaneous Manufacturing	2.7%

Industries between 1.6% – 2.6%(1)	13.6%

Industries less than 1.6%(2)	13.2%

Other Assets and Liabilities, Net*	(0.1)%

Net Assets	100.0%

*	Includes short-term investments related to securities lending collateral and U.S. government agency obligation.

(1)	Includes seven industries, which each represents 1.6% – 2.6% of net assets.

(2)	Includes 13 industries, which each represents less than 1.6% of net assets.

Portfolio holdings are subject to change daily.

After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and mergers-and-acquisition (M&A) activity as well as a switch in Congress from Republican to Democratic leadership. 2006 ends with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

Current Strategy and Outlook: We maintain the Portfolio’s pro-cyclical positioning in anticipation of a soft economic landing in the U.S. and continued strength globally. The Portfolio’s overweights include information technology and industrials, and there are underweight positions in consumer staples, financials and health care. The Portfolio has no exposure to the telecommunication services and utilities sectors.

We believe that 2007 likely will feature continued rotation away from domestic growth and the consumer toward business fixed investments, exports and other sources of non-U.S. growth. Therefore, in another year where security selection will be critical, we prefer companies with exposure to foreign sales, those that have the ability to increase dividends, and are generally larger and higher quality. Along with the usual unpredictable geopolitical risks and the headline risk associated with populist politics, we expect volatility levels to move up from their record-low levels.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Cisco Systems, Inc.	3.2%

International Business Machines Corp.	2.9%

Hewlett-Packard Co.	2.0%

Oracle Corp.	1.9%

Goldman Sachs Group, Inc.	1.8%

Microsoft Corp.	1.7%

Schering-Plough Corp.	1.5%

Lockheed Martin Corp.	1.5%

Motorola, Inc.	1.4%

ExxonMobil Corp.	1.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*	BlackRock Investment Management, LLC has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company. In connection with the reorganization, the name of the Portfolio changed from ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception	Since Inception
		of Class ADV		of Class I		of Class S	of Class S2
	1 Year	March 17, 2004		April 28, 2006		May 1, 2002	September 9, 2002

Class ADV	6.73%	10.45%		—		—	—
Class I	—	—		3.54%		—	—
Class S	7.12%	—		—		6.49%	—
Class S2	7.03%+	—		—		—	11.24	%+
Russell 1000® Growth Index(1)	9.07%	7.21	%(2)	5.94	%(3)	5.37%	10.16	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

+On October 3, 2005, all outstanding shares of Class S2 were fully redeemed. On May 26, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expense of Class S2, for the period of October 4, 2005 to May 25, 2006.

(1)The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)Since inception performance of the index is shown from April 1, 2004.

(3)Since inception performance of the index is shown from May 1, 2006.

(4)Since inception performance of the index is shown from September 1, 2002.

7

PORTFOLIO MANAGERS’ REPORT
ING BLACKROCK LARGE CAP VALUE PORTFOLIO

The ING BlackRock Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Portfolio Manager of BlackRock Investment Management, LLC — the Sub-Adviser*.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 16.36% compared to the Russell 1000® Value Index(1) and the Standard & Poor’s 500® Composite Stock Price Index (S&P 500® Index”)(2), which returned 22.25% and 15.79%, respectively, for the same period.

Portfolio Specifics: The Portfolio’s underperformance versus its benchmark resulted mainly from stock selection in four sectors: information technology, especially Advanced Micro Devices, Inc., Motorola, Inc., Solectron Corp. and Novell, Inc.; health care, most notably Health Net, Inc., Cardinal Health, Inc. and Aetna, Inc.; energy, mainly Sunoco, Inc., Anadarko Petroleum, Inc. and Valero Energy Corp. and consumer staples, primarily Archer Daniels Midland Co. and Pilgrim’s Pride Corp. Other detractors from the relative return included underweight positions in telecommunication services and consumer staples, and overweights in information technology and materials. The Portfolio’s comparative performance benefited from security selection in materials, mainly Nucor Corp. and Phelps Dodge Corp. and industrials, principally Terex Corp. and General Electric Co.; an overweight in energy, and underweights in the financials and consumer discretionary sectors.

The U.S. economy downshifted in 2006 with the very significant slowdown in housing leading the way. However, corporate profit growth rose by a double-digit percentage for an unprecedented fourth

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Federal Reserve Board raised the target federal funds to 5.25%, while the 10-year Treasury note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness. While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, and more cyclical stocks to larger-cap, higher-quality, and more predictable stocks.

After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and mergers-and-acquisition (M&A) activity as well as a switch in Congress from Republican to Democratic leadership. 2006 ends with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

Current Strategy and Outlook: We maintain the Portfolio’s pro-cyclical positioning in anticipation of a soft economic landing in the U.S. and continued strength globally. The Portfolio’s overweights include energy, information technology and materials, and there are underweight positions in financials, utilities, telecommunication services and consumer staples.

We believe that 2007 likely will feature continued rotation away from domestic growth and the consumer toward business fixed investments, exports and other sources of non-U.S. growth. Therefore, in another year where security selection will be critical, we prefer companies with exposure to foreign sales, those that have the ability to increase dividends, and are generally larger and higher quality. Along with the usual unpredictable geopolitical risks and the headline risk associated with populist politics, we expect volatility levels to move up from their record-low levels.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	7.2%

Citigroup, Inc.	4.9%

JPMorgan Chase & Co.	3.4%

Chevron Corp.	3.3%

Morgan Stanley	2.1%

Merck & Co., Inc.	1.7%

Hewlett-Packard Co.	1.7%

Allstate Corp.	1.6%

St. Paul Travelers Cos., Inc.	1.6%

Walt Disney Co.	1.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*	BlackRock Investment Management, LLC has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company. In connection with the reorganization, the name of the Portfolio changed from ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Growth Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

ING BLACKROCK LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception	Since Inception
		of Class ADV		of Class I		of Class S	of Class S2
	1 Year	April 28, 2006		May 18, 2004		May 1, 2002	September 9, 2002

Class ADV	—	5.45%		—		—	—
Class I	16.65%	—		13.87%		—	—
Class S	16.36%	—		—		9.30%	—
Class S2	16.20%	—		—		—	15.08%
Russell 1000® Value Index(1)	22.25%	12.54	%(3)	17.04	%(4)	11.56%	16.31	%(5)
S&P 500® Index (2)	15.79%	9.65	%(3)	11.59	%(4)	8.02%	12.65	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Black Rock Large Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)The S&P 500® Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(3)Since inception performance of the indices is shown from May 1, 2006.

(4)Since inception performance of the indices is shown from June 1, 2004.

(5)Since inception performance of the indices is shown from September 1, 2002.

9

PORTFOLIO MANAGERS’ REPORT
ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO

The ING Capital Guardian Small/ Mid Cap Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Theodore R. Samuels, Senior Vice President and Director, Karen A. Miller, Senior Vice President, James S. Kang, Vice President, Kathryn M. Peters, Vice President, and Lawrence R. Solomon, Senior Vice President, of Capital Guardian Trust Company — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 12.76% compared to the Russell Midcap® Index(1) and the custom Russell 2800 Index(2), which returned 15.26% and 16.03%, respectively, for the same period.

Portfolio Specifics: In a year when both the Portfolio and Russell Midcap® Index saw double digit returns, the Portfolio trailed the Custom Russell 2800 Index by 2.38% before fees and expenses.

Strong absolute and relative returns in the consumer discretionary sector were a boost to the Portfolio during the year. Within the sector, hotels and specialty retail were the top performers. Among the notable contributors were Four Seasons Hotels, Orient-Express Hotels Ltd. and Restoration Hardware, Inc.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Other positive contributors to returns were an underweight allocation to the energy sector and an overweight allocation to the material sector. Other individual names to note were Texas Industries, Inc. which rose on buyout rumors within the cement industry, Human Genome Sciences, Inc., and Ladish Co., Inc.

The main detractor from results for the year was stock selection in the material sector. Georgia Gulf Corp., which tumbled 17% in one day after reporting weaker-than-expected earnings, was the biggest drag on the Portfolio for the year; ending down over 35%. Apex Silver Mines Ltd. was also a detractor within the materials sector. Returns were also negatively impacted by an overweight position in and stock selection within the information technology sector. Computer and peripherals had the worst returns within the technology sector. Dot Hill Systems and Gateway, Inc. were the biggest absolute detractors within technology. Healthcare was another case in which both an overweight position and adverse stock selection detracted from performance. Other detractors included stock selection in the consumer staple and industrial sectors.

Current Strategy and Outlook: We are optimistic about U.S. small-and mid-cap stocks, as profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. In our opinion, small- and mid-cap stocks remain relatively expensive compared to large cap stocks, but

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Delta Petroleum Corp.	4.1%

Texas Industries, Inc.	2.3%

Millennium Pharmaceuticals, Inc.	2.0%

Flextronics International Ltd.	1.9%

Orient-Express Hotels Ltd.	1.7%

JetBlue Airways Corp.	1.7%

EMS Technologies, Inc.	1.7%

International Rectifier Corp.	1.7%

Human Genome Sciences, Inc.	1.6%

Actuant Corp.	1.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

we believe the market’s bullish bent will continue to buoy companies of all market capitalizations. With energy prices stabilizing and inflation returning to the U.S. Federal Reserve Board’s tolerable range, we believe the economic picture appears bright. Although we expect profit growth to slow somewhat in 2007, we believe there is room for multiples to expand; by historical standards, stocks still look inexpensive compared to bond yields.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

				Since Inception		Since Inception
				of Class I		of Class S2
	1 Year	5 Year	10 Year	April 28, 2006		September 9, 2002

Class I	—	—	—	2.20%		—
Class S	12.76%	4.65%	7.35%	—		—
Class S2	12.54%	—	—	—		12.26%
Russell Midcap® Index(1)	15.26%	12.88%	12.14%	6.36	%(3)	19.22	%(4)
Custom Russell 2800 Index(2)	16.03%	12.52%	11.44%	5.84	%(3)	19.15	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Capital Guardian Small/Mid Cap Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The Russell Midcap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index.

(2)The custom Russell 2800 Index is defined as the combination of the Russell 2000® and the Russell Midcap® indices.

(3)Since inception performance of the indices is shown from May 1, 2006.

(4)Since inception performance of the indices is shown from September 1, 2002.

11

PORTFOLIO MANAGERS’ REPORT
ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO

The ING Capital Guardian U.S. Equities Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Karen A. Miller, Senior Vice President, Michael R. Ericksen, Senior Vice President and Portfolio Manager, David Fisher, Chairman of the Board of Capital Guardian Group International, Inc. and Capital Guardian, Theodore Samuels, Senior Vice President and Director, Eugene P. Stein, Executive Vice President, Director, Portfolio Manager, and Chairman of the Investment Committee, Terry Berkemeier, Senior Vice President, and Alan J. Wilson, Director and Senior Vice President of Capital Guardian Trust Company — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 10.27% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned 15.79% for the same period.

Portfolio Specifics: Areas that added value during the year include stock selection within the consumer staples and utilities sectors. Altria Group, Inc., Campbell Soup Co., and Kraft Foods, Inc. all were positive contributors within consumer staples and AES Corp. and CMS Energy Corp. were top contributors within the utilities sector. Other major holdings that performed well in 2006 were Cisco Systems, Inc. and JPMorgan Chase & Co.

Stock selection in the health care sector was mixed. Value was added in the equipment and services industry group, where

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

medical instruments and service provider Baxter International, Inc. was a top contributor. This was more than offset, however, in the pharmaceuticals industry group where an off-index position in generic drug manufacturer Teva Pharmaceutical Industries Ltd. had the largest negative impact.

Stock selection in the financial sector was the top overall detractor from results during the year. Within financials, SLM Corp. (“Sallie Mae”) was the top relative detractor for the year. While we continue to believe in the long-term fundamentals of the company, it faced market perception that earnings would be more volatile going forward, and the uncertain effects of the Democratic majority in the House and Senate on fiscal policy. SLM Corp. ended the year as the fifth largest holding in the Portfolio.

The consumer discretionary sector was another major detractor from results. Within the sector, the two stocks that had the biggest negative impact on returns were media company Getty Images, Inc. and retailer Lowe’s Cos., Inc., which suffered with the decline in the housing market. Security selection in the telecommunication services and energy sectors were also detractors during the year.

Current Strategy and Outlook: U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. We believe favorable economic, geopolitical and corporate conditions will persist and that stocks should reap the rewards. With energy prices stabilizing and inflation returning to the U.S. Federal Reserve Board’s (“Fed”) tolerable range, we believe the economic picture appears bright. We think consumer demand will remain stronger than the market

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Microsoft Corp.	3.0%

Forest Laboratories, Inc.	2.7%

General Electric Co.	2.5%

SLM Corp.	2.4%

Cisco Systems, Inc.	2.4%

Lowe’s Cos., Inc.	2.2%

AstraZeneca PLC	2.0%

Wachovia Corp.	2.0%

Google, Inc.	1.9%

Washington Mutual, Inc.	1.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Fed may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, there is room for multiples to expand; by historical standards, stocks still look inexpensive against the current level of bond yields.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

			Since Inception		Since Inception	Since Inception of
			of Class I		of Class S	Class S2
	1 Year	5 Year	April 28, 2006		February 1, 2000	September 9, 2002

Class I	—	—	4.09%		—	—
Class S	10.27%	5.92%	—		4.69%	—
Class S2	10.08%	—	—		—	14.77%
S&P 500® Index(1)	15.79%	6.19%	9.65	%(2)	1.90%	12.65	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Capital Guardian U.S. Equities Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

 *Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The S&P 500® Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance of the index is shown from May 1, 2006.

(3)Since inception performance of the index is shown from September 1, 2002.

13

PORTFOLIO MANAGERS’ REPORT
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

The ING FMRSM Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 11.91% compared to the Standard & Poor’s MidCap 400 IndexSM(1) (“S&P MidCap 400 IndexSM”), which returned 10.32% for the same period.

Portfolio Specifics: During the year ended December 31, 2006, U.S. equities as measured by the S&P 500® Index yielded a double-digit positive return driven by continued economic growth and heavy merger and acquisition activity. In this environment, the Portfolio outperformed the S&P MidCap 400 IndexSM. Favorable security selection in the consumer discretionary sector contributed the most to relative results. There, the Portfolio benefited from good stock picks in the durables, media, and automobile industries. Favorable security selection in the consumer staples sector as well as an overweighted position was the next largest contributor to relative performance, with noteworthy strength in the food, beverage and tobacco industry.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Stock selection and an overweighted position in the well-performing capital goods industry also contributed to relative results. Within this industry, a few agricultural equipment companies such as AGCO Corp. and Deere & Co. were top contributors. In the materials sector, the Portfolio benefited from both good stock selection and an overweight position in the sector despite the fact that a gold mining company was the largest negative contributor for the year and an aluminum producer hurt relative performance as well. On the negative side, the Portfolio’s technology holdings detracted from relative results. There, the Portfolio suffered from an underweighted position and unfavorable security selection, especially in the semiconductor and software industries with an underweighted position in Cognizant Technology Solutions Corp. being a key detractor from relative performance. Overweighting the energy sector also dampened relative results as the sector underperformed the benchmark for the year. Also, several energy service and drilling companies detracted from relative performance. Lastly, a large underweight position in the utilities sector detracted from relative performance.

Current Strategy and Outlook: The Portfolio seeks to invest in mid capitalization companies with strong growth prospects and reasonable valuations, which are normally undercovered by Wall Street. The Portfolio focuses on growth companies at reasonable prices in order to build a “best ideas” portfolio. The portfolio manager emphasizes fundamental, bottom-up research and frequent company contact.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

AGCO Corp.	2.5%

Thermo Electron Corp.	2.3%

Juniper Networks, Inc.	2.3%

GlobalSantaFe Corp.	2.1%

CDW Corp.	1.9%

Agnico-Eagle Mines Ltd.	1.7%

Verizon Communications, Inc.	1.5%

Ameriprise Financial, Inc.	1.5%

AllianceBernstein Holding LP	1.5%

Kinross Gold Corp.	1.5%

*	Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	January 17, 2006		August 15, 2005		October 2, 2000		September 9, 2002

Class ADV	—	—	5.62%		—		—		—
Class I	12.21%	—	—		13.54%		—		—
Class S	11.91%	11.81%	—		—		8.00%		—
Class S2	11.79%	—	—		—		—		18.30%
S&P MidCap 400 IndexSM(1)	10.32%	10.89%	4.18	%(2)	9.42	%(3)	7.84	%(4)	16.09	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRSM Diversified Mid Cap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P MidCap 400 IndexSM is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)Since inception performance of the index is shown from February 1, 2006.

(3)Since inception performance of the index is shown from August 1, 2005.

(4)Since inception performance of the index is shown from October 1, 2000.

(5)Since inception performance of the index is shown from September 1, 2002.

15

PORTFOLIO MANAGERS’ REPORT
ING FMRSM LARGE CAP GROWTH PORTFOLIO

The ING FMRSM Large Cap Growth Portfolio* (the ”Portfolio”) seeks growth of capital over the long term. The Portfolio is managed by Bahaa W. Fam, Vice President and Portfolio Manager of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class I shares provided a total return of 2.81% compared to the Russell 1000® Growth Index(1), which returned 9.07% for the same period.

Portfolio Specifics: During the year ended December 31, 2006, U.S. equities as measured by the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) Index yielded a double-digit positive return driven by continued economic growth and heavy merger and acquisition activity. In this environment, the Portfolio underperformed the Russell 1000® Growth Index. The Portfolio’s consumer discretionary positions held back relative return the most. Security selection as well as being underweight detracted from relative performance, with security selection being the main drag. In the retail sector, key underperformers were retailers Circuit City Stores, Inc. and Ann Taylor Stores Corp. as well as several housing related stocks such as Ryland Group, Inc., KB Home, and D.R. Horton, Inc. In information technology, while stock selection was favorable, being overweight the sector detracted from performance. Key contributors were Redback Networks, Inc., Apple Computer, Inc.,

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Hewlett Packard, Co., Cisco Systems, Inc. and a few software and semiconductor related stocks. The industrials sector was the next largest detractor from the Portfolio’s relative return as equipment manufacturer Joy Global, Inc. was the largest detractor for the year. Their shares slumped on concerns about the sustainability of demand for mining equipment. Also, an overweight position in AMR Corp., the parent of American Airlines detracted within the industrials sector. Conversely, favorable stock selection in energy was the largest contributor to the Portfolio’s relative return with good stock selection. A few energy service companies performed well with Schlumberger Ltd. being the top contributor for the year for the Portfolio. Materials were the next largest contributor with good stock selection in the sector. Leading the way was specialty metals producer Allegheny Technologies Inc., which was the second largest contributor to relative performance for the year.

Current Strategy and Outlook: We believe the Portfolio is positioned to gain from active stock selection through a combination of quantitative and fundamental research platforms that seek companies with faster, more consistent growth prospects at attractive valuations. We continue to favor the machinery industry, with positions in heavy machinery manufacturers. We believe these businesses will benefit from a continued global boom in non-residential construction and steady demand for mining-related equipment. Additionally, we are overweight the biotechnology industry, focusing on companies with strong franchises and solid product pipelines. Within the information technology sector, we are bullish on the computer & peripherals industry, maintaining our positions in hard disk drive producers and personal computer manufacturers. We believe these businesses will benefit from market share gains and better than expected PC and flash data storage demand. Finally of note, we are overweight the metals & mining industry, focusing on specialty metals producers that in our opinion, should grow earnings from demand within the aerospace industry and increased production capacity.

Top Ten Holdings

as of December 31, 2006
(as a percent of net assets)

Google, Inc.	3.8%

Allegheny Technologies, Inc.	3.1%

Joy Global, Inc.	3.1%

Manitowoc Co., Inc.	3.0%

Hewlett-Packard Co.	2.8%

Terex Corp.	2.8%

Western Digital Corp.	2.8%

Cymer, Inc.	2.8%

Merrill Lynch & Co., Inc.	2.7%

Cisco Systems, Inc.	2.7%

Portfolio holdings are subject to change daily.

* Effective November 6, 2006, the Portfolio changed its name from ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and prior to November 6, 2006, the Portfolio had different principal investment strategies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

ING FMRSM LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	June 2, 2006		April 29, 2005		May 4, 2005		June 1, 2005*

Class ADV	—	5.54%		—		—		—
Class I	2.81%	—		5.52%		—		—
Class S	2.53%	—		—		4.54%		—
Class S2	2.44%	—		—		—		2.41%
Russell 1000® Growth Index (1)	9.07%	9.66	%(2)	12.69	%(3)	12.69	%(3)	10.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRSM Large Cap Growth Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

 *Class S2 commenced operations on June 1, 2005. On May 1, 2006, all outstanding shares of Class S2 were fully redeemed. On December 29, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expenses of Class S2, for the period of May 2, 2006 to December 28, 2006.

(1)The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)Since inception performance of the index is shown from June 1, 2006.

(3)Since inception performance of the index is shown from May 1, 2005.

17

PORTFOLIO MANAGERS’ REPORT
ING FMRSM MID CAP GROWTH PORTFOLIO

The ING FMRSM Mid Cap Growth Portfolio* (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Bahaa Fam, Vice President and Portfolio Manager, of Fidelity Management & Research Company (“FMR”) — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 4.59% compared to the Russell Midcap® Growth Index, which returned 10.66% for the same period.

Portfolio Specifics: January 1, 2006 through August 7, 2006: Stock selection in the technology, retailing, and leisure sectors was the principal factor holding back relative returns. In technology, network equipment manufacturer Juniper Networks and LED semiconductor manufacturer Cree Inc. were among the Portfolio’s top detractors. In the retailing sector, clothing manufacturers Chicos FAS and Urban Outfitters were major detractors. In the leisure sector, gaming supply company Shuffle Master was among the top detractors.

Elsewhere, medical device maker St. Jude Medical, managed health care firm Health Net, Inc., and dermatological treatment company Medicis Pharmaceutical hurt relative performance. Other stocks that dampened investment results included multimedia image provider Getty Images and employment services company Talx Corporation.

Stock selection in the energy sector was a primary contributor to relative performance. The Portfolio’s underweighted position in the poor-performing auto and housing sector was also a positive contributor to relative performance. No individual stocks in either sectors were among the Portfolio’s top contributors.

A combination of stock selection and an overweighted position in the special products and services sector helped sustain relative performance. Billing software company Amdocs Ltd. and Alliance Data Systems bolstered relative returns. Elsewhere, medical device maker Advanced Medical Optics, dental equipment maker Dentsply International and animal hospital chain operator VCA Antech were among the Portfolio’s top contributors.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Other individual contributors during the period included broadcast and communication tower management firm American Tower Corp, networking semiconductor company PMC-Sierra, derivatives exchange Chicago Mercantile Exchange, and slot machine manufacturer International Game Technology.

August 8, 2006 through December 31, 2006: The industrials, materials, and information technology sectors finished as the Portfolio’s largest contributors. The industrial sector’s positive return was largely attributed to the machinery industry, where holdings of Manitowoc, a manufacturer of cranes and construction related equipment, accounted for much of the out performance. Manitowoc shares appreciated after the company announced positive earnings results stemming from continued demand within non-residential construction markets. Outperformance within materials was due in large part to holdings within the metals & mining industry. Share prices of Allegheny Technologies, a specialty metals producer, appreciated from record stainless steel profits driven by the company’s purchase of cheap nickel. Lastly, holdings in the information technology sector gained from strengthening share prices within the communications equipment industry. Shares of Redback Networks, a developer of broadband networking systems, climbed in reaction to Ericsson’s proposed acquisition at a premium to its then current stock value.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

JC Penney Co., Inc.	3.6%

Allegheny Technologies, Inc.	3.4%

Joy Global, Inc.	3.3%

Manitowoc Co., Inc.	3.1%

Western Digital Corp.	3.1%

Cymer, Inc.	2.9%

Lam Research Corp.	2.8%

Terex Corp.	2.7%

Seagate Technology, Inc.	2.0%

Hansen Natural Corp.	2.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

The consumer discretionary and health care sectors proved to be the two largest detractors from performance. The former’s underperformance was due to stock selection within the specialty retail industry. Shares of Ann Taylor, a women’s apparel retailer, sold-off due to investor concerns over lackluster holiday sales and an on-going turnaround effort. The latter’s negative contribution was due mainly to our holdings in the life sciences tools industry, where our overweight position in Pharmaceutical Product Development, a drug discovery and development service provider, detracted from performance. Investor concerns regarding industry-wide pricing, delays in trials, and an eventual slowdown in booking growth caused the stock to sell-off severely.

Position changes during the quarter occurred mainly within the financials, consumer discretionary, and industrials sectors. Within financials, we increased our weighting in the capital markets industry. We purchased holdings of trust banking and trade execution firms that should benefit from equity market activity and client-focused services. Conversely, we decreased our position in airline stocks after price appreciation during the quarter increased valuations to unattractive levels. Within the consumer discretionary sector, we increased our position in the multi-line retail industry, investing in large retailers that we believe will gain from industry consolidation and strong margins. Offsetting this shift within the consumer discretionary sector, we trimmed our holdings of specialty retail stocks after disappointing holiday sales threatened short-term earning growth. Additionally, we trimmed our holdings of road & rail stocks in anticipation of slowing shipping volume and a possible economic downturn.

Current Strategy and Outlook: We continue to favor the machinery industry, with positions in heavy machinery manufacturers. We believe these businesses will benefit from a continued global boom in non-residential construction and steady demand for mining-related equipment. Additionally, we are overweight the biotechnology industry, focusing on companies with strong franchises and solid product pipelines. Within the information technology sector, we are bullish on the computer & peripherals industry, maintaining our positions in hard disk drive producers and personal computer manufacturers. We believe these businesses will benefit from market share gains and better than expected PC and flash data storage demand. Finally of note, we are overweight the metals & mining industry, focusing on specialty metals producers that should grow earnings from demand within the aerospace industry and increased production capacity.

*	FMR has managed the Portfolio since August 8, 2006. Prior to August 8, 2006, the Portfolio was managed by Massachusetts Financial Services Company and had different principal investment strategies. Effective August 8, 2006, the Portfolio changed its name from ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

18

ING FMRSM MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

			Since Inception	Since Inception		Since Inception
			of Class I	of Class S		of Class S2
	1 Year	5 Year	May 1, 2003	August 14, 1998		September 9, 2002

Class I	4.81%	—	14.12%	—		—
Class S	4.59%	(2.44)%	—	5.10%		—
Class S2	4.44%	—	—	—		12.98%
Russell Midcap® Growth Index (1)	10.66%	8.22%	19.37%	6.81	%(2)	18.07	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRSM Mid Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

 *Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The Russell Midcap® Growth Index consists of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2)Since inception performance of the index is shown from August 1, 1998.

(3)Since inception performance of the index is shown from September 1, 2002.

19

PORTFOLIO MANAGERS’ REPORT
ING FRANKLIN INCOME PORTFOLIO

The ING Franklin Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, Vice President, Portfolio Manager and Charles B. Johnson, Portfolio Manager, of Franklin Advisers, Inc. — the Sub-Adviser.

Performance: Since the Portfolio’s inception on April 28, 2006 through December 31, 2006, the Portfolio’s Class S shares provided a total return of 10.30% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), Lehman Brothers® U.S. Government/ Credit Bond Index(2) and the Composite Index(3) (60% of the S&P 500® Index and 40% of the Lehman Brothers® U.S. Government/ Credit Bond Index), which returned 9.65%, 4.43% and 8.54%, respectively, for the period from May 1, 2006 through December 31, 2006.

Portfolio Specifics: The Portfolio primarily invests in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the Sub-Adviser believes are attractive. Bonds and stocks are selected for the Portfolio on the basis of the Sub-Adviser’s assessment of their potential long-term value and on the basis of fundamental, “bottom-up” research.

Within the equity portion of the Portfolio, utilities, representing the largest sector weighting, delivered positive total returns as investors focused on the industry’s solid fundamental conditions including rising demand for power and renewed efforts to increase capacity and improve infrastructure.

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)

Corporate Bonds/ Notes	44.8%

Common Stock	32.7%

U.S. Government Agency Obligations	12.1%

Preferred Stock	9.5%

Convertible Bonds	2.5%

Other Assets and Liabilities, Net	(1.6)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

Investments that contributed to returns included FPL Group, Inc., Southern Co. and Public Service Enterprise Group, Inc.

Many of our health technology stocks, primarily of major pharmaceutical companies such as Merck & Co, Inc., Pfizer, Inc. and Johnson & Johnson, benefited the Portfolio as company performance improved and investors seemed to focus on the long-term value of drug development. Earlier investor pessimism related to short-term challenges including drug safety issues, patent challenges and generic competition gradually shifted to a more balanced view due to strong credit ratings and dividends, operational improvement initiatives targeted by new management, and long-term growth potential from new drug development.

Energy minerals stocks also positively impacted Portfolio performance as crude oil prices remained historically high throughout the period. Major integrated oil companies Chevron Corp. and ConocoPhillips contributed to the Portfolio’s return.

Despite the Portfolio’s positive return, some stocks negatively impacted performance during the reporting period. Detractors included finance sector holdings Freddie Mac and North Fork Bancorp., which agreed during the period to merge with Capital One Financial Corp. Higher interest rate fears and the possible negative impact on consumer credit quality from a slowing economy challenged these companies.

Within the fixed income portion of the Portfolio, the decline in long-term interest rates during the period boosted returns. The 10-year U.S. Treasury yield fell from 5.07% on May 1, 2006, to 4.71% on December 31, 2006. Although non-investment-grade credit yield spreads over Treasuries remained relatively stable during the period under review, the Portfolio benefited from several holdings, such as General Motors Acceptance Corp. (“GMAC”), Lyondell Chemical Co. and Qwest Capital Funding, whose credit ratings improved.

As we utilized our credit research capabilities, our emphasis on security selection rather than broad exposure to non-investment-grade corporate bonds contributed to performance. Fixed income holdings from El Paso Energy delivered positive total returns as the company focused on restructuring initiatives, including selling non-core businesses, which enabled the company to reduce total outstanding debt. Similarly, Charter Communications (“CCH I Holdings”) benefited from efforts to broaden the services it provides to core cable customers, including digital and high-definition video, high-speed Internet and telephone service.

Automotive and auto finance bonds also benefited performance as General Motors Corp. (“GM”) and Ford Motor Co. took steps to improve competitiveness and lower costs through reduced capacity and fewer workers. GM sold a majority

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Pfizer, Inc.	2.5%
     Federal Home Loan Mortgage Corporation, 5.000%, due 10/01/36 2.3%

General Electric Co.	1.8%

Public Service Enterprise Group, Inc.	1.7%

TXU Corp.	1.6%

Atmos Energy Corp.	1.5%

Morgan Stanley	1.3%

Nortel Networks Corp., 4.250%, due 09/01/08	1.3%

Intel Corp.	1.2%

ConocoPhillips	1.2%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

stake in GMAC to a third party, which helped improve its credit outlook and contributed to a recent credit rating upgrade by Standard & Poor’s.

Current Strategy and Outlook: Our strategy is to invest in bonds and stocks of companies we consider undervalued or out-of-favor. We continue to focus on identifying individual companies that we believe have the potential for income today and significant growth tomorrow.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

20

ING FRANKLIN INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2006*

	Since Inception		Since Inception
	of Classes I and S		of Class S2
	April 28, 2006		May 3, 2006

Class I	10.50%		—
Class S	10.30%		—
Class S2	—		10.31%
S&P 500® Index(1)	9.65	%(4)	9.65	%(4)
Lehman Brothers® U.S. Government/ Credit Bond Index (2)	4.43	%(4)	4.43	%(4)
Composite Index(3)	8.54	%(4)	8.54	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

 *Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The S&P 500® Index is a capitalization-weighted index of 500® stocks chosen for market size, liquidity, and industry group representation.

(2)The Lehman Brothers® U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate U.S. Government and corporate investment grade debt securities.

(3)The Composite Index is comprised of 60% of the S&P 500® Index and 40% of the Lehman Brothers® U.S. Government/Credit Bond Index.

(4)Since inception performance of the indices is shown from May 1, 2006.

21

PORTFOLIO MANAGERS’ REPORT
ING LORD ABBETT AFFILIATED PORTFOLIO

The ING Lord Abbett Affiliated Portfolio (the “Portfolio”) seeks long-term growth of capital. Current income is a secondary objective. The Portfolio is managed by Eli M. Salzmann, Partner and Portfolio Manager and Sholom Dinsky, Partner and Portfolio Manager of Lord, Abbett & Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares, provided a total return of 17.60% compared to the Russell 1000® Value Index(1) and the Standard & Poor’s (“S&P”) 500/ Citigroup Value Index(2), which returned 22.25% and 20.80%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell 1000® Value Index for the twelve-month period ended December 31, 2006. Stock selection within the health care sector detracted from the Portfolio’s performance, with Teva Pharmaceutical Industries Ltd., a generic drug manufacturer and Boston Scientific Corp., a medical instrument and supply company posting negative returns for the period. Teva Pharmaceutical Industries Ltd. was negatively impacted by Merck & Co., Inc.’s decision to lower the price of Zocor, a drug that was going off patent of which Teva Pharmaceutical Industries Ltd. was to produce the generic version. Boston Scientific Corp. declined as uncertainty rose following the company’s recall of pacemakers and defibrillators, a risk exposure associated with the acquisition of Guidant in April 2006. Additionally, the Portfolio’s overweight within the health care sector hurt relative performance. Investors became concerned about future health care legislation and sold pharmaceutical positions following the November mid-term elections, which resulted in a Democrat majority in both the House and the Senate.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Stock selection within the materials and processing sector detracted as gold stock Newmont Mining Corp. underperformed due to issues surrounding its mines abroad. Stock selection within the financial services sector hurt relative performance; specifically, the Portfolio’s underweight of Morgan Stanley and Bank of America Corp. and lack of exposure to Merrill Lynch & Co., Inc. detracted as these large financial institutions benefited from increased capital markets activities. Finally, the Portfolio’s underweight of the intergrated oils sector detracted, as oil prices were at historical highs during the year.

Conversely, the top contributor to relative performance was stock selection within the utilities sector. Diversified utility PG&E Corp. was a strong performer for the period, with strong operational performance exceeding prior expectations. FPL Group, Inc., an electric utility was another notable performer, as strength in this company’s energy unit pushed third quarter profits higher.

Stock selection within the energy sector also aided relative performance. Demand for Schlumberger Ltd.’s and Baker Hughes, Inc.’s oil services increased, as drilling and oil production increased throughout the world. Finally, stock selection within the producer durables sector helped performance, as Emerson Electric Co. and Parker Hannifin Corp, both industrial equipment companies, experienced a strong increase in demand for their respective products, especially during the first half of 2006.

Current Strategy and Outlook: We completed another year of what is now a four-year bull market. Rising stock prices in the U.S. and abroad have been driven by increased profits, strong fundamentals, and support from benign inflation and interest rates. However, we do not expect profits to sustain their current growth rates and believe single-digit profit growth is more likely going forward. Although we do not anticipate a major decline, we expect revenue and earnings growth to slow moderately.

We are finding opportunities within consumer staples, healthcare and utilities, which typically are less economically sensitive. Earnings of companies within these sectors tend not to be highly correlated with economic activity and therefore, these companies have benefited less from

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	5.7%

Procter & Gamble Co.	4.2%

Citigroup, Inc.	3.7%

General Electric Co.	2.7%

AT&T, Inc.	2.6%

Kraft Foods, Inc.	2.4%

Novartis AG ADR	2.1%

American International Group, Inc.	2.1%

Wyeth	2.0%

Bank of America Corp.	1.8%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

the strong cyclical profits in recent years. We have steadily increased our exposure to these sectors, as they offer positive fundamentals and important catalysts that we expect will lead to positive relative performance. While increasing exposure to these more stable sectors, we have harvested gains from the more cyclical parts of the Portfolio, e.g. producer durables and materials & processing, which have benefited from economic expansion, have experienced a dramatic margin increase, and are now earning at or above their long-term normalized potential.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

22

ING LORD ABBETT AFFILIATED PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		June 24, 2003		February 1, 2000	September 9, 2002

Class ADV	—	—	7.95%		—		—	—
Class I	17.92%	—	—		13.85%		—	—
Class S	17.60%	6.62%	—		—		6.09%	—
Class S2	17.31%	—	—		—		—	14.05%
Russell 1000® Value Index(1)	22.25%	10.86%	12.54	%(3)	17.85	%(4)	8.42%	8.26	%(5)
S&P 500/ Citigroup Value Index(2)	20.80%	10.43%	11.01	%(3)	17.85	%(4)	6.72%	15.90	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lord Abbett Affiliated Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)The S&P 500/Citigroup Value Index is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500® Index that have been identified as being on the value end of the growth-value spectrum.

(3)Since inception performance of the indices is shown from May 1, 2006.

(4)Since inception performance of the indices is shown from July 1, 2003.

(5)Since inception performance of the indices is shown from September 1, 2002.

23

PORTFOLIO MANAGERS’ REPORT
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

The ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with preservation of capital and prudent investment risk. The Portfolio is managed by Jeffrey W. Arricale, CPA and Vice President, and David R. Giroux, CFA and Vice President*, of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 14.64% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), the Lehman Brothers® U.S. Government/ Credit Bond Index(2), and the Composite Index(3) (60% S&P 500® Index/40% Lehman Brothers U.S. Government/ Credit Bond Index), which returned 15.79%, 3.78% and 13.02%, respectively, for the same period.

Portfolio Specifics: In terms of broad asset allocation, we decreased slightly the Portfolio’s allocation to stocks over the course of the year from about 65% to 60% of assets as of December 31, 2006. Fixed-income and convertible securities accounted for another 20%, with a like amount in cash. Within the equity slice, we positioned the Portfolio more defensively, emphasizing securities that typically fare better in the late stages of an economic cycle. While the convertible allocation was little changed, in the fixed-income slice we favored cash and short-term bonds because of the shape of the yield curve.

Looking at contribution to absolute return in the equity allocation, consumer discretionary, financials, and industrial shares were the leading contributors to the Portfolio’s performance. No sector detracted from results; energy, healthcare, and consumer staples made the smallest contributions.

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

In the consumer discretionary sector, media was the leading contributor to performance. The industry is undergoing a transformation that favors internet and cable providers over traditional print media. In this space, cable companies Liberty Media Holdings Corp., Comcast Corp., and Time Warner, Inc. all made significant contributions to performance. Time Warner, Inc. was helped by the likely spin-off of its cable business, while Comcast Corp. benefited from subscriber growth driven by its “triple play” of TV, high-speed internet and voice.

In financials, insurance companies and capital market names were the leading contributors to absolute return. AIG was a key contributor in the insurance segment on strength in its property, casualty and foreign life insurance business. Capital market stocks fared well because of the strength in global financial markets. In industrials, conglomerate Tyco International Ltd. drove performance, as the break-up of the company into three separate businesses is seen to unlock shareholder value.

Energy was a weak contributor for the period, as holdings in the consumable fuels industry were hurt by low natural gas prices. Healthcare also disappointed on weakness in biotechnology, healthcare providers, and select pharmaceutical names. In this space we continue to favor pharmaceutical stocks with healthy balance sheets and relatively high dividend yields, and that are not tied to economic cycles.

In fixed income, our out performance relative to the index was due primarily to the fact that were invested in short duration, higher quality issues which fared better in comparison to the broad S&P 500® Index.

Current Strategy and Outlook: We believe we are in the late stages of an economic expansion, which would argue for slower economic and profit growth going forward. As a result, we are positioning the Portfolio more defensively in larger-cap names that are not dependent upon economic growth to generate profits. In the fixed-income slice, we favor convertible bonds for their attractive risk-reward profile. We also like cash over traditional bonds because of the inverted yield curve and tight credit

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Microsoft Corp.	2.9%

Tyco International Ltd.	2.8%

Murphy Oil Corp.	2.1%

General Electric Co.	2.1%

General Motors Corp.	2.0%

American International Group, Inc.	2.0%

Wyeth	1.8%

Pfizer, Inc.	1.6%

Coca-Cola Co.	1.6%

Intel Corp.	1.5%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

spreads (we do not believe we are being compensated with enough additional yield to take on credit risk).

* Effective on June 30, 2006, Jeffrey W. Arricale, CPA, and David R. Giroux, CFA, become co-chairmen of the Portfolio’s Investment Advisor Committee responsible for the day-to-day management of the Portfolio. Stephen W. Boesel retired during the second half of 2006.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

24

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 16, 2003		May 2, 2003		September 9, 2002

Class ADV	14.25%	—	—	13.59%		—		—
Class I	14.91%	—	—	—		16.84%		—
Class S	14.64%	12.62%	12.23%	—		—		—
Class S2	14.45%	—	—	—		—		14.76%
S&P 500® Index(1)	15.79%	6.19%	8.42%	10.44	%(4)	14.70	%(5)	12.65	%(6)
Lehman Brothers U.S. Government/ Credit Bond Index(2)	3.78%	5.17%	6.26%	3.44	%(4)	3.33	%(5)	4.38	%(6)
Composite Index(3)	13.02%	5.97%	7.92%	8.80	%(4)	11.79	%(5)	10.59	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The Lehman Brothers U.S. Government/Credit Intermediate Bond Index is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

(3)The Composite Index is comprised of 60% of the S&P 500® Index and 40% of the Lehman Brothers U.S. Government/ Credit Bond Index.

(4)Since inception performance of the indices is shown from January 1, 2004.

(5)Since inception performance of the indices is shown from May 1, 2003.

(6)Since inception performance of the indices is shown from September 1, 2002.

25

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by Brian C. Rogers, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 19.09% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned 15.79% for the same period.

Portfolio Specifics: Effective stock selection and allocation decisions across a number of sectors helped the Portfolio beat its benchmark; energy was the only sector that detracted from relative returns.

Stock selection in industrials and business services was key to the Portfolio’s outperformance, led by positioning in the machinery and commercial services and supplies industries. The single largest contributor in the sector was equipment company Deere & Co., which enjoyed record fourth-quarter earnings. Waste Management, Inc. was a leading contributor in the commercial services industry, as healthy economic growth early in the year meant strong demand for its products.

In information technology, effective stock selection and an underweight to this lagging sector contributed to relative results.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

In particular, the Portfolio had no exposure to the relatively poor performing internet software and services industry. In computers and peripherals, the Portfolio was overweight in Dell, Inc., which had negative returns for the year. At the same time, the Portfolio was overweight in International Business Machines Corp, which rallied after reporting strong third-quarter revenue growth. It’s worth mentioning that we added select tech names where we saw attractive values, building a sizable position in Microsoft Corp. during the year.

Health care was another sector where stock selection and an underweight position helped relative returns. The Portfolio’s health care holdings were focused largely on the pharmaceutical industry, which performed well for the full year. Merck & Co., Inc. was the leading contributor in this segment, benefiting when one of its vaccines was made part of the routine vaccination schedule for girls.

At the other end of the spectrum, the Portfolio’s performance would have been even better relative to the benchmark but for disappointing stock selection among energy shares. An underweight to ExxonMobil Corp. and poor performance by Portfolio holding Anadarko Petroleum Corp. limited the Portfolio’s relative return.

In addition, our stock selection detracted in both the telecommunication services and consumer discretionary sectors; however, overweights to these winning sectors made them positive contributors overall.

Current Strategy and Outlook: Going forward, we expect the pace of corporate earnings growth to slow along with the economy, though we still find equity valuations to be reasonable — valuations are neither too high nor compellingly attractive, and liquidity is good. Overall, we are generally constructive on the outlook for stocks over the next few years, and believe the greater risk today is

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

General Electric Co.	2.9%

JPMorgan Chase & Co.	2.5%

ExxonMobil Corp.	2.0%

Chevron Corp.	1.9%

AT&T, Inc.	1.8%

Microsoft Corp.	1.8%

Marsh & McLennan Cos., Inc.	1.5%

Merck & Co., Inc.	1.5%

Royal Dutch Shell PLC ADR	1.5%

International Paper Co.	1.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

not a substantial decline from current levels but rather the improbability of earning higher-than-average returns over the foreseeable future. We will continue to employ the discipline that has served investors well over the years, seeking out reasonably valued stocks of high-quality companies while monitoring general economic conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

26

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns Total for the Periods Ended December 31, 2006

				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	January 15, 2004		May 2, 2003		September 9, 2002

Class ADV	18.66%	—	—	11.52%		—		—
Class I	19.42%	—	—	—		16.67%		—
Class S	19.09%	9.08%	8.36%	—		—		—
Class S2	18.93%	—	—	—		—		14.06%
S&P 500® Index(1)	15.79%	6.19%	8.42%	10.44	%(2)	14.70	%(3)	12.65	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance of the index is shown from January 1, 2004.

(3)Since inception performance of the index is shown from May 1, 2003.

(4)Since inception performance of the index is shown from September 1, 2002.

27

ING TEMPLETON GLOBAL GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Templeton Global Growth Portfolio (the “Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Murdo Murchison, CFA, Executive Vice President and Portfolio Manager. The following individuals have secondary portfolio management responsibilities: Jeffery A. Everett, CFA and President, and Lisa F. Myers, CFA and Vice President, of Templeton Global Advisors Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 21.92% compared to the Morgan Stanley Capital International (”MSCI”) World IndexSM(1) and MSCI All Country World IndexSM(2), which returned 20.07% and 20.95%, respectively, for the same period.

Portfolio Specifics: Global equity markets generally performed well in 2006, driven by strong corporate profit growth, resilient consumer spending and a relatively moderate interest rate environment. Broad merger and acquisition activity, most notably involving private equity, was a driver of market appreciation in Europe and the U.S. In the year’s second half, oil prices declined from elevated levels and provided additional momentum to stock prices. Aside from crude oil prices, which ended the year relatively flat, many commodities’ prices rose sharply in 2006, buoyed by strong demand growth from emerging markets and investors.

Although U.S. equity markets staged a strong recovery in the year’s fourth quarter, many overseas stock markets outperformed

Country Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

their U.S. counterparts, in part due to the U.S. dollar’s weakness against the euro and other currencies. Asian markets performed well, with the notable exception of Japan, which appreciated modestly after climbing significantly in 2005.

The utilities, telecommunication services and automobiles industries performed well. In contrast, the semiconductors and semiconductor equipment, healthcare providers and services, and electronic equipment and instruments industries lagged. The Portfolio’s overweighting in the media industry versus the MSCI All Country World IndexSM was a significant contributor to relative results. In particular, holdings in DirecTV Group, Inc. News Corp., Inc. and Comcast Corp., each performed well during the year. An overweighting in the software industry also helped relative returns. Japanese video game producer Nintendo Co., Ltd. performed particularly well, but 2006 purchases of Microsoft Corp. and Oracle Corp. also contributed to performance. On a country basis, stock selection in and relative underweighting to the U.S. and Japanese markets contributed significantly to performance.

The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Current Strategy and Outlook: We believe, at year-end, the market seemed to be anticipating a soft economic landing in the U.S., a favorable European outlook and strong Asian economic

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

News Corp., Inc.	2.2%

Microsoft Corp.	2.1%

Siemens AG	2.0%

Merck & Co., Inc.	2.0%

Tyco International Ltd.	2.0%

American International Group, Inc.	1.8%

Royal Bank of Scotland Group PLC	1.8%

Vodafone Group PLC	1.6%

Bayerische Motoren Werke AG	1.5%

Viacom, Inc.	1.5%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

growth. The immediate outlook for interest rates appears stable, and commodity price pressures seem to be easing. Mergers and acquisition activity remained strong. In this environment, we believe the outlook for stocks appears positive, although vulnerable to any unexpected shocks or a severe slowdown in U.S. consumer spending. We continue to focus on individual stocks using Templeton’s bottom-up, value-oriented, long-term approach, and we are encouraged by the value we see, especially in larger-capitalization stocks around the world.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

28

ING TEMPLETON GLOBAL GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

				Since Inception		Since Inception
				of Class I		of Class S2
	1 Year	5 Year	10 Year	April 28, 2006		September 9, 2002

Class I	—	—	—	12.03%		—
Class S	21.92%	10.09%	11.16%	—		—
Class S2	21.71%	—	—	—		18.45%
MSCI World IndexSM(1)	20.07%	9.97%	7.64%	9.31	%(3)	16.29	%(4)
MSCI All Country World IndexSM(2)	20.95%	10.80%	8.20%	9.43	%(3)	17.14	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

 *Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

(2)The MSCI All Country World IndexSM is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(3)Since inception performance of the indices is shown from May 1, 2006.

(4)Since inception performance of the indices is shown from September 1, 2002.

29

ING UBS U.S. ALLOCATION PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING UBS U.S. Allocation Portfolio (the “Portfolio”) seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments. The Portfolio is managed by an investment management team led by Brian D. Singer, Portfolio Manager of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 11.02% compared to the Russell 3000® Index(1), the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2), and the Merrill Lynch U.S. High Yield Cash Pay Only Constrained Index(3), which returned 15.72%, 4.33% and 11.64%, respectively, for the same period.

Portfolio Specifics: The U.S. equity market generated strong returns in 2006. After treading water during the first half of the year, stock prices rallied sharply because of strong corporate earnings, a pause in U.S. Federal Reserve Board’s (the “Fed”) interest rate hikes, moderating oil prices, and a robust merger and acquisition environment. During the one-year period ended December 31, 2006, large cap stocks, as represented by the Russell 1000® Index, returned 15.46%. In contrast, small cap stocks, as represented by the Russell 2000® Index, gained 18.37% over the same period. This marked the sixth time in the last seven years that small caps outperformed their large cap counterparts. However, excluding the month of January 2006, large caps outperformed during the year. During the last 11 months of the year, large-caps returned 12.31% versus 8.63% for small-caps. This could be a signal that the long anticipated shift in market leadership to large caps may be beginning.

2006 offered investors two distinct bond markets, the first marked by inflation fears and rising yields, the second by economic pessimism and falling yields. With the economy showing persistent strength in the first six months of 2006, the Fed acted to forestall inflation, raising short-term interest rates four times. These rate hikes pushed bond yields up (and prices down). Then, mid-way through the third quarter, worse-than-expected economic data planted seeds of doubt among investors. In particular,

Investment Type Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

there was growing concern over the slowdown in housing and the effect it could have on the larger economy. The Fed responded by standing pat during its last four meetings of the year. Yields fell in response, but ended the year higher than where they began. All told, the bond market, as measured by the LBAB Index, returned 4.33% during the year.

As always, during the year we relied on our bottom-up research process to guide sector allocation and stock selection for the Portfolio. During the fiscal year, from an industry perspective, overweights in electric utilities were beneficial to performance. Good stock selection in the software and services industry group and being underweight in the technology sector were also beneficial to performance. In contrast, overweights in equity REIT industries and underweights in energy were a drag on performance.

In terms of the Portfolio’s fixed income exposure, it was underweight corporate bonds throughout the reporting period. We believe corporates did sufficiently compensate investors for the market risk they entail. Nonetheless, the Portfolio benefited from strong issue selection within corporates, especially in the auto industry. Issue selection was also strong within commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The Portfolio’s largest overweight for the reporting period was in securitized sectors. Within this area, we favored hybrid adjustable rate mortgages (“ARMs”) and non-agency mortgages. This sector allocation contributed to relative performance, particularly in the first half of the year. Within US government issues, we continue to hold a small allocation to Treasury Inflation Protected securities (“TIPS”). Although we do not find TIPS undervalued in absolute terms, we felt they remained attractive relative to Treasuries.

Current Strategy and Outlook: As of December 31, 2006, the Portfolio’s assets were allocated as follows on strategy: 67% was invested in U.S. equities; 30% was invested in U.S. bonds; 2% was invested in high yield bonds; and 1% was invested to cash equivalents, excluding sales lending. We continue to believe that the U.S. equity market is priced within a range of fair value, largely in recognition of a relatively benign U.S. economic outlook and in the strength of realized U.S. earnings growth. Overall asset allocation follows our conclusion that many asset prices remain close to fair value.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

UBS Small Equity Fund	4.6%

UBS High Yield Fund	3.0%

Citigroup, Inc.	2.9%

Morgan Stanley	2.6%

Microsoft Corp.	2.3%

Wells Fargo & Co.	1.9%

U.S. Treasury Note, 4.875%, due 10/31/08	1.7%

Exelon Corp.	1.7%

American International Group, Inc.	1.5%

Allergan, Inc.	1.5%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

The utilities sector has outperformed the S&P 500® Index for three consecutive years, an unprecedented run. This occurred during a time of overall market strength, in a sector that is normally considered defensive. We continue to find utilities attractive. We believe the financial sector also provides us with interesting opportunities and we continue to be overweighted to companies with exposure to the capital markets. While the investment banking cycle in the U.S. is entering the mature phase, this area is attractive, in our opinion, with the most appeal coming from firms with a global reach. We also feel that rail companies continue to provide us with an attractive opportunity, as pricing power is still strong. We believe this is sustainable because the excess capacity that has been in rail industry for decades is gone. Therefore, in our view, pricing power should remain strong with, even minimal volume growth.

From a fixed income perspective, while many investors are looking for, and finding signs of, economic weakness, we believe there are an equal number of positive signs. Taking note of tight credit spreads, a healthy equity market, and the continued strength of employment and manufacturing data, we expect to see continued, albeit slower, economic growth in 2007. As a result, we intend to maintain a meaningfully defensive strategy for our fixed income investments. We will continue to pursue sector and security specific opportunities to add value while monitoring risk exposure.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

30

ING UBS U.S. ALLOCATION PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception		Since Inception		Since Inception
			of Classes ADV and I		of Class S		of Class S2
	1 Year	5 Year	April 28, 2006		October 2, 2000		June 3, 2003

Class ADV	—	—	7.50%		—		—
Class I	—	—	7.96%		—		—
Class S	11.02%	5.70%	—		2.41%		—
Class S2	10.88%	—	—		—		10.60%
Russell 3000® Index(1)	15.72%	7.17%	8.70	%(4)	2.10	%(5)	14.41	%(6)
LBAB Index(2)	4.33%	5.06%	5.20	%(4)	6.08	%(5)	3.08	%(6)
Merrill Lynch U.S. High Yield Cash Pay Only Constrained Index(3)	11.64%	9.85%	7.90	%(4)	8.15	%(5)	10.23	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization.

(2)The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3)The Merrill Lynch U.S. High Yield Cash Pay Only Constrained Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.

(4)Since inception performance of the indices is shown from May 1, 2006.

(5)Since inception performance of the indices is shown from October 1, 2000.

(6)Since inception performance of the indices is shown from June 1, 2003.

31

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Van Kampen Equity Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Dennis Lynch and David Cohen, Managing Directors and Sam Chainani and Alexander Norton, Executive Directors, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 4.06%, compared to the Russell 1000® Growth Index(1), which returned 9.07% for the same period.

Portfolio Specifics: Volatility characterized the equity markets for the year ended December 31, 2006. During the first half of the year, investors grappled with high oil prices, rising interest rates and a slowing housing market. Moreover, the Federal Open Market Committee (the “Fed”) continued its policy of monetary tightening, fueling concerns that this prolonged period of interest rate increases might slow the economy too much. Tensions erupted in May and June in the form of a market sell-off following the Fed’s 16th and 17th consecutive federal funds rate increases.

By August, however, the markets once again entered positive territory. The Fed stopped raising the target federal funds rate

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

following its June 29th meeting, and left the rate unchanged for the remainder of its policy meetings in 2006. Energy prices during the third and fourth quarters were still elevated, but receded from the record high set in July. For the most part, corporate earnings reported throughout the year were still better than expected, company balance sheets were healthy, and the exceptionally strong pace of merger and acquisition activity that began in 2005 continued into 2006. Although economic growth was clearly moderating and housing data continued to decline, the immediate threat of recession subsided and a “soft landing” seemed more possible.

Areas of weakness for the Portfolio relative to the Russell 1000® Growth Index included the consumer discretionary sector, where an overweight allocation and stock selection in commercial services, education services and leisure time companies diminished returns. Performance within the producer durables sector suffered due to stock selection and an overweight allocation in homebuilding companies and an avoidance of aerospace stocks. Although an underweight allocation in the health care sector was beneficial, the sector lagged overall on stock selection in pharmaceutical companies, and in medical and dental instrument supply firms.

Despite these negative factors, there were several areas of strength for the Portfolio. The multi-industry sector, which includes conglomerates, produced strong gains as a result of stock selection, offsetting an overweight that detracted slightly from returns. A single holding along with an overweight allocation boosted performance in the materials and processing sector. Within the utilities sector, an overweight sector allocation combined with stock selection in telecommunications companies added to returns.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Google, Inc.	6.0%

Brookfield Asset Management, Inc.	5.5%

Monsanto Co.	5.5%

eBay, Inc.	5.1%

Sears Holding Corp.	5.0%

Ultra Petroleum Corp.	3.6%

American Express Co.	3.6%

Yahoo!, Inc.	3.4%

Marriott International, Inc.	3.4%

Grupo Televisa SA	3.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: At the end of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by financial services and the multi-industry sector. Both the financial services sector and the multi-industry sector were overweighted relative to the Russell 1000® Growth Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

32

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception	Since Inception
		of Class I		of Class S	of Class S2
	1 Year	May 6, 2004		May 1, 2002	September 9, 2002

Class I	4.31%	9.94%		—	—
Class S	4.06%	—		4.97%	—
Class S2	3.90%	—		—	10.62%
Russell 1000® Growth Index(1)	9.07%	7.91	%(2)	5.37%	10.16	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

 *Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)Since inception performance of the index is shown from May 1, 2004.

(3)Since inception performance of the index is shown from September 1, 2002.

33

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Van Kampen Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Hassan Elmasry, CFA, Ewa Borowska, Michael Allison and Paras Dodhia, and Jayson Vowles, Portfolio Manager, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares, provided a total return of 21.33% compared to the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”), which returned 20.07% for the same period.

Portfolio Specifics: We continue to pursue a strategy that is driven by seeking to find companies of exceptional quality at compelling value. We manage a concentrated portfolio as only a relatively small number of companies meet our stringent quality and valuation criteria. Because of this concentration, and the fact that we do not use benchmarks as a portfolio construction tool, our strategy has a low correlation to the benchmark MSCI World IndexSM (“Index”). As a result, the Portfolio’s short-term performance does not follow that of the markets.

During the year, the top performing sectors of the Index were utilities, telecommunication services and materials. While no sector in the Index had a negative return for the year overall,

Country Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

the information technology, healthcare and energy sectors had the smallest gains.

On an absolute basis, the Portfolio achieved its largest gains in the industrials, consumer staples and consumer discretionary sectors. However, negative returns primarily in the Portfolio’s media holdings did detract from overall performance.

While we do not find the use of a benchmark index to be a particularly useful tool in the management of the Portfolio or the stock selection process, we do include a relative performance comparison in this annual review. Relative to the Index, the Portfolio’s consumer staples and industrials sectors generated out performance. In addition, the Portfolio’s zero weight in information technology also added to relative performance. Historically, very few companies in the information technology space have met our criteria for investment.

Similarly, the Portfolio did not hold any utilities or telecommunication services stocks as our strategy prevents the Portfolio from investing in sectors that have high capital intensity and lack dominant intangible assets. During this period, however, the lack of exposure proved disadvantageous, as these sectors performed well in the broad market. Another source of relative underperformance was in the materials sector. The Portfolio’s sole holding in the materials sector performed well on an absolute basis, but its gain lagged the more robust gains of the Index’s materials stocks.

Current Strategy and Outlook: We continue to seek investment opportunities in companies with strong business franchises protected by dominant intangible assets. Additionally, we demand

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

British American Tobacco PLC	7.2%

Cadbury Schweppes PLC	5.8%

Altria Group, Inc.	4.6%

Reckitt Benckiser PLC	4.4%

Wolters Kluwer NV	4.2%

Imperial Tobacco Group PLC	4.1%

Pfizer, Inc.	4.0%

Kone OYJ	3.9%

Swedish Match AB	3.8%

Altadis SA	3.5%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

34

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception	Since Inception
		of Class I		of Class S	of Class S2
	1 Year	April 28, 2006		May 1, 2002	September 9, 2002

Class I	—	11.75%		—	—
Class S	21.33%	—		12.24%	—
Class S2	21.13%	—		—	14.97%
MSCI World IndexSM(1)	20.07%	9.31	%(2)	11.46%	16.29	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Global Franchise Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

 *Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)The MSCI World IndexSM is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2)Since inception performance of the index is shown from May 1, 2006.

(3)Since inception performance of the index is shown from September 1, 2002.

35

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Van Kampen Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Van Kampen Equity Income team. Current members include James A. Gilligan, CFA, Managing Director; James O. Roeder, CFA and Thomas B. Bastian, CFA, Executive Directors; Sergio Marcheli and Vincent E. Vizachero, CFA, Vice Presidents, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares, provided a total return of 15.99%, compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Russell 1000® Index(2) and Russell 1000® Value Index(3), which returned 15.79%, 15.46% and 22.25%, respectively, for the same period.

Portfolio Specifics: Stock markets advanced for the year ended December 31, 2006, as investors grew less anxious about the condition of the U.S. economy. However, the period was not without turbulence. Against a backdrop of monetary tightening by the Federal Open Market Committee (the “FOMC”), high oil prices and rising interest rates, evidence of a slowing housing market was not well received by investors in the first half of the year. May and June were especially volatile months for stocks, as investors worried that the effects of the FOMC’s prolonged period of interest rate increases would slow the economy too much.

However, sentiment began to turn more positive around mid-year. In August, the Fed stopped raising the target federal funds rate and left the rate unchanged for the remainder of its policy meetings in 2006. Energy prices were still elevated but receded from the record high set in July. For the most part, corporate earnings reported throughout the year were still better than expected, company balance sheets were healthy, and the exceptionally strong pace of merger and acquisition activity that began

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

in 2005 continued into 2006. Although economic growth was clearly moderating, the immediate threat of recession subsided. As a result, stock market returns improved in the second half of the year.

The leading stocks in this environment tended to be from the more cyclical (or economically sensitive) market sectors, especially those driven by commodity prices. All sectors in the large-cap value stock universe, as represented by the Russell 1000® Value Index, had positive returns for the 12-month period, with the telecommunication services sector producing the largest gain and the health care sector progressing the least.

The primary area of underperformance for the Portfolio relative to the Russell 1000® Value Index was in the health care sector. A surprise negative announcement by a health care equipment and services company early in the reporting period was responsible for most of the Portfolio’s weak performance in this sector. In addition, the Portfolio’s health care sector overweight is largely composed of pharmaceutical stocks, which proved to be a negative influence during this time period. With the Democrats gaining a majority in Congress, investors and drug companies were concerned about potential Medicare reform that would ultimately enable the government to negotiate drug prices. The telecommunications sector was another drag on performance relative to the Russell 1000® Value Index, primarily due to stock selection. The Portfolio had no exposure to some of the market’s best performing telecom stocks, and one of the Portfolio’s larger telecom holdings provided lackluster returns during the period. Further detracting from performance was an underweight in the energy sector. We had been reducing exposure to the sector all year, as the lofty valuations of many energy stocks appear to exceed what we would consider an appropriate balance of risk and return.

Nonetheless, the Portfolio outperformed the Russell 1000® Value Index in other areas. In the consumer discretionary sector, our stock selection among retailers and autos served the Portfolio well. The Portfolio owned some of the utility sector’s best performing stocks, which offset the negative impact of an underweight in the sector. The financial services sector contributed positively to performance relative to the Russell 1000® Value Index, particularly in the Portfolio’s diversified financial holdings. These companies had strong exposure to the capital markets through their investment in banking and trading

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

JPMorgan Chase & Co.	3.4%

Citigroup, Inc.	3.2%

Time Warner, Inc.	2.8%

Bayer AG ADR	2.7%

General Electric Co.	2.7%

Schering-Plough Corp.	2.5%

Freddie Mac	2.3%

Verizon Communications, Inc.	2.3%

Marsh & McLennan Cos., Inc.	2.2%

Eli Lilly & Co.	2.2%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

operations, and benefited from the robust merger and acquisition activity and rising markets during the period.

Current Strategy and Outlook: We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products. We maintained the Portfolio’s long-standing large-cap pharmaceuticals overweight and financials underweight. We reduced exposure to the energy sector all year, as the lofty valuations of many energy stocks appear to exceed what we would consider an appropriate balance of risk and return.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

36

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	February 22, 2004		April 28, 2006		September 9, 2002

Class ADV	15.59%	—	—	12.30%		—		—
Class I	—	—	—	—		9.90%		—
Class S	15.99%	9.69%	8.91%	—		—		—
Class S2	15.81%	—	—	—		—		15.15%
S&P 500® Index (1)	15.79%	6.19%	8.42%	9.84	%(4)	9.65	%(5)	12.65	%(6)
Russell 1000® Index(2)	15.46%	6.82%	8.64%	10.39	%(4)	9.19	%(5)	13.24	%(6)
Russell 1000® Value Index(3)	22.25%	10.86%	11.00%	14.48	%(4)	12.54	%(5)	16.31	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Growth and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The Russell 1000® Index consists of the largest 1,000 companies of the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(4)Since inception performance of the indices is shown from March 1, 2004.

(5)Since inception performance of the indices is shown from May 1, 2006.

(6)Since inception performance of the indices is shown from September 1, 2002.

37

ING VAN KAMPEN REAL ESTATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Van Kampen Real Estate Portfolio (the “Portfolio”) seeks capital appreciation. Current income is a secondary objective. The Portfolio is managed by Theodore R. Bigman, Managing Director, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares, provided a total return of 37.63% compared to the Dow Jones Wilshire (“DJW”) Real Estate Securities Index, which returned 35.88% for the same period.

Portfolio Specifics: The period under review was highly positive both for the direct real estate market as well as the public real estate securities market. The very strong performance of the public securities market over the period may be attributed to the following factors: evidence of continued improvements in underlying real estate values in the direct real estate market; the stronger outlook for the recovery of property fundamentals, which has been supported by favorable earnings results by the public companies; continued take-private activity and speculation; and strong investment flows from both institutional and individual investors.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Among the major U.S. real estate sectors, apartment and office stocks outperformed while retail stocks lagged. The favorable performance of apartment stocks was due to strong reported earnings and their favorable forward outlook. The sector also benefited from upgraded views on underlying asset values due to transactional evidence, including takeover activity in the sector. The office sector posted strong returns due to continued evidence of strength in private market values, as observed in individual transactions as well as significant continued takeover activity. Fundamentals continued to remain strong in the retail sector, however, retail Real Estate Investment Trusts (“REITs”) appeared to be hurt by investor concerns over the potential negative impact of higher interest rates, higher energy costs, and a weaker housing market. The performance of mall REITs, in particular, was negatively impacted by company-specific issues at two of the larger mall owners. Among the smaller sectors, the storage sector outperformed, while the hotel sector underperformed.

Stock selection was favorable in every sector, with the exception of apartments. The most significant contributions were generated in the mall, hotel and office sectors. From a sector allocation perspective, the largest contributors were from the overweight to the apartment and office sectors and underweight to the industrial sector. This was, however, offset by the overweight to the hotel sector.

Current Strategy and Outlook: We seek stocks that provide the best valuations relative to their underlying real estate values. Our company specific research leads us to specific preferences for sub-segments within each property sector. Current top-down preferences include an overweighting of companies that are focused in the ownership of upscale urban hotels, coastal apartments, high quality retail assets and Class A office properties in central business district and select suburban locations, and underweighting to companies concentrated in the ownership of strip shopping centers and industrial properties.

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Simon Property Group, Inc.	8.9%

Boston Properties, Inc.	5.7%

Equity Residential	5.7%

Host Hotels & Resorts, Inc.	5.2%

Starwood Hotels & Resorts Worldwide, Inc.	5.1%

Brookfield Properties Co.	4.8%

Public Storage, Inc.	4.7%

Equity Office Properties Trust	4.2%

AvalonBay Communities, Inc.	4.2%

Hilton Hotels Corp.	3.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

38

ING VAN KAMPEN REAL ESTATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	April 17, 2006		May 19, 2003		September 9, 2002

Class ADV	—	—	—	27.48%		—		—
Class I	37.95%	—	—	—		32.59%		—
Class S	37.63%	25.02%	16.03%	—		—		—
Class S2	37.41%	—	—	—		—		28.26%
DJW Real Estate Securities Index(1)	35.88%	24.07%	15.06%	22.30	%(2)	30.19	%(3)	26.51	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The DJW Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(2)Since inception performance of the index is shown from May 1, 2006.

(3)Since inception performance of the index is shown from June 1, 2003.

(4)Since inception performance of the index is shown from September 1, 2002.

39

ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Wells Fargo Mid Cap Disciplined Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Robert J. Costomiris, CFA, Managing Director and Senior Portfolio Manager of Wells Capital Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 15.17% compared to the Russell Midcap® Value Index(1) and the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”), which returned 20.22% and 15.79%, respectively, for the same period.

Portfolio Specifics: The Portfolio trailed its indices primarily as a result of holdings within the financial, consumer discretionary and consumer staple sectors. The Portfolio was aided by holdings in the energy, healthcare and technology sectors.

The energy equipment & services sub-sector was the top performing industry in the Portfolio and was led by the Portfolio’s position in Cameron International Corp. Within the healthcare sector, healthcare equipment holdings Zimmer Holdings, Inc. and Medtronic, Inc. added value to the Portfolio. Within the technology sector, the Portfolio’s position in Juniper Networks, Inc.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

was a notable contributor. Also within the technology sector, the Portfolio’s positions in the electronic equipment group, including Nortel Networks and Xilinx, Inc. aided portfolio performance. As of year end, the Portfolio no longer owned Medtronic, Inc., Juniper Networks, Inc. or Xilinx, Inc.

The Portfolio’s media position within the consumer discretionary sector detracted from portfolio performance. Examples include Westwood One, Inc. and Radio One, Inc. We reduced the Portfolio’s exposure to these stocks during 2006. Within the financial sector, the Portfolio’s positions in Scottish Re Group Ltd. and Ohio Casualty Corp. were the primary detractors. It is worth noting that during the fourth quarter of 2006, media was the top performing industry group for the Portfolio and the Portfolio’s position in Ohio Casualty Corp. added significant value. As of year end, the Portfolio no longer owned Scottish Re Group Ltd.

We decreased the Portfolio’s exposure to the consumer discretionary sector. Additionally, we decreased our weighting in energy stocks. We used some of those proceeds to add to our healthcare holdings. Examples of these additions include the positions referenced above, including Zimmer Holdings, Inc. and Medtronics, Inc.

Current Strategy and Outlook: As we enter 2007, the Portfolio is overweight consumer staple, healthcare and material stocks. The Portfolio is underweight financial and utility stocks. Consistent with our process, we will continue to seek companies with solid assets,

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Kroger Co.	5.2%

Reader’s Digest Association, Inc.	5.2%

KeySpan Corp.	5.1%

Barrick Gold Corp.	5.0%

Del Monte Foods Co.	4.3%

Hanover Compressor Co.	4.2%

Waste Management, Inc.	3.8%

Coca-Cola Enterprises, Inc.	3.6%

MeadWestvaco Corp.	3.4%

Marsh & McLennan Cos., Inc.	3.4%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

manageable debt, and credible management teams. We will work to buy the stocks of these companies at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment and risk management processes are well-suited for the current market environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

40

ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	August 24, 2006		April 28, 2006		September 9, 2002

Class ADV	—	—	—	10.63%		—		—
Class I	—	—	—	—		8.49%		—
Class S	15.17%	4.94%	5.45%	—		—		—
Class S2	14.96%	—	—	—		—		14.10%
Russell Midcap® Value Index (1)	20.22%	15.88%	13.65%	9.89	%(3)	10.64	%(4)	20.29	%(5)
S&P 500® Index(2)	15.79%	6.19%	8.42%	9.45	%(3)	9.65	%(4)	12.65	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Mid Cap Disciplined Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The Russell Midcap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(3)Since inception performance of the indices is shown from September 1, 2006.

(4)Since inception performance of the indices is shown from May 1, 2006.

(5)Since inception performance of the indices is shown from September 1, 2002.

41

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Wells Fargo Small Cap Disciplined Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Robert J. Costomiris, CFA, Managing Director and Senior Portfolio Manager of Wells Capital Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 19.62% compared to the Russell 2000® Value Index(1) and the Russell 2000® Index(2), which returned 23.48% and 18.37%, respectively, for the same period.

Portfolio Specifics: The Portfolio performed well against its peer group, ranking in the 23rd percentile of the Morningstar Small Value Universe for the year ending December 31, 2006. Despite finishing well versus its peers, the Portfolio trailed the Russell 2000® Value Index (“Index”).

The best performing sectors for the Portfolio included healthcare, energy, and industrials. The Portfolio was aided by holdings in the healthcare group despite this being an underperforming sector of the market. Examples of such holdings include Diversa Corp. within the life sciences industry and Adeza Biomedical Corp. and Zoll Medical Corp. within the healthcare equipment industry.

Industry Allocation

as of December 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The Portfolio’s underweight position in the energy sector was a plus as were holdings in FMC Technologies, Inc. and Hanover Compressor Co. Both of these positions are in the energy equipment and services industry. The industrial sector was another area of strength for the Portfolio. The Portfolio’s holdings in Clean Harbors, Inc. and Robbins & Myers, Inc. were both notable contributors. Additionally, the Portfolio was positively impacted by its underweighting of financial stocks relative to the Russell 2000® Value Index. As of year end, the Portfolio no longer owned Zoll Medical Corp. or FMC Technologies, Inc.

The Portfolio’s holdings within the consumer discretionary and technology sectors detracted from relative performance. Within the consumer discretionary sector, examples of underperformers included media holdings, Westwood One, Inc. and Cumulus Media. During 2006, we reduced the Portfolio’s exposure to these types of stocks. From within the technology sector, examples of underperformers include Ultratech, Inc. and InFocus Corp. Throughout 2006, we also reduced the Portfolio’s weighting in the technology sector, although as of year end, the Portfolio is still overweight this sector of the market.

As previously mentioned, during 2006 we reduced the Portfolio’s exposure to the consumer discretionary and technology sectors, although the Portfolio is still overweight within both of these sectors relative to the Russell 2000® Value Index. We used some of the proceeds of these sales to add to the Portfolio’s position in the industrial sector. Examples of additions in the industrial sector include FuelCell Energy, Inc. and Pall Corp.

Current Strategy and Outlook: As we enter 2007, the Portfolio is currently overweight healthcare and consumer staple stocks and underweight financial stocks. Consistent with our process, we will continue to seek companies with solid assets, manageable debt, and

Top Ten Holdings*

as of December 31, 2006
(as a percent of net assets)

Reader’s Digest Association, Inc.	3.7%

Clean Harbors, Inc.	3.4%

C-COR, Inc.	3.0%

Pall Corp.	2.9%

Tootsie Roll Industries, Inc.	2.8%

Del Monte Foods Co.	2.7%

Apex Silver Mines Ltd.	2.7%

Diversa Corp.	2.7%

Delta & Pine Land Co.	2.5%

Casella Waste Systems, Inc.	2.5%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

credible management teams. We will work to buy the stocks of these companies at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment and risk management processes are well-suited for the current market environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

42

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception
		of Classes ADV, I, S and S2
	1 Year	November 30, 2005

Class ADV	19.44%	14.85%
Class I	19.93%	15.29%
Class S	19.62%	15.01%
Class S2	19.52%	14.93%
Russell 2000® Value Index(1)	23.48%	20.63	%(3)
Russell 2000® Index(2)	18.37%	16.35	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Small Cap Disciplined Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under our annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)Since inception performance of the indices is shown from December 1, 2005.

43

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING AllianceBernstein Mid Cap	Value	Value	Expense	Months Ended
Growth Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,054.00	1.34%	$3.66
Class I	1,000.00	1,025.70	0.74	3.78
Class S	1,000.00	1,024.50	0.99	5.05
Class S2	1,000.00	1,023.50	1.14	5.81
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for share class footnoted above).

(a)	Commencement of operations was September 25, 2006. Expenses paid reflect the 97-day period ended December 31, 2006.

44

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING BlackRock Large Cap Growth	Value	Value	Expense	Months Ended
Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,089.10	1.36%	$7.16
Class I	1,000.00	1,092.90	0.76	4.01
Class S	1,000.00	1,092.00	1.01	5.33
Class S2	1,000.00	1,091.80	1.16	6.12
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,019.36	1.16	5.90

ING BlackRock Large Cap Value Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,089.30	1.35%	$7.11
Class I	1,000.00	1,093.90	0.75	3.96
Class S	1,000.00	1,092.60	1.00	5.27
Class S2	1,000.00	1,090.80	1.15	6.06
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,019.41	1.15	5.85

ING Capital Guardian Small/ Mid Cap Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.24%	$0.10
Class I	1,000.00	1,084.40	0.64	3.36
Class S	1,000.00	1,083.80	0.89	4.67
Class S2	1,000.00	1,082.50	1.04	5.46
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

45

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Capital Guardian U.S. Equities	Value	Value	Expense	Months Ended
Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.34%	$0.11
Class I	1,000.00	1,080.20	0.74	3.88
Class S	1,000.00	1,080.50	0.99	5.19
Class S2	1,000.00	1,079.50	1.14	5.98
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

ING FMRSM Diversified Mid Cap Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,048.70	1.25%	$6.45
Class I	1,000.00	1,052.90	0.65	3.36
Class S	1,000.00	1,051.50	0.90	4.65
Class S2	1,000.00	1,050.20	1.05	5.43
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,019.91	1.05	5.35

ING FMRSM Large Cap Growth Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,075.30	1.28%	$6.70
Class I	1,000.00	1,080.10	0.68	3.57
Class S	1,000.00	1,078.20	0.93	4.87
Class S2(a)	1,000.00	1,000.00	1.08	0.09
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,020.52	0.93	4.74
Class S2	1,000.00	1,019.76	1.08	5.50

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

46

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING FMRSM Mid Cap Growth	Value	Value	Expense	Months Ended
Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.22%	$0.10
Class I	1,000.00	1,067.50	0.62	3.23
Class S	1,000.00	1,066.40	0.87	4.53
Class S2	1,000.00	1,065.90	1.02	5.31
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,022.08	0.62	3.16
Class S	1,000.00	1,020.82	0.87	4.43
Class S2	1,000.00	1,020.06	1.02	5.19

ING Franklin Income Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.34%	$0.11
Class I	1,000.00	1,096.20	0.74	3.91
Class S	1,000.00	1,095.30	0.99	5.23
Class S2	1,000.00	1,094.30	1.14	6.02
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

ING Lord Abbett Affiliated Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,109.60	1.34%	$7.13
Class I	1,000.00	1,116.80	0.74	3.95
Class S	1,000.00	1,115.40	0.99	5.28
Class S2	1,000.00	1,113.50	1.14	6.07
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

47

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING T. Rowe Price Capital	Value	Value	Expense	Months Ended
Appreciation Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,109.00	1.24%	$6.59
Class I	1,000.00	1,112.40	0.64	3.41
Class S	1,000.00	1,111.50	0.89	4.74
Class S2	1,000.00	1,110.30	1.04	5.53
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

ING T. Rowe Price Equity Income Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,131.90	1.24%	$6.66
Class I	1,000.00	1,135.00	0.64	3.44
Class S	1,000.00	1,133.30	0.89	4.79
Class S2	1,000.00	1,132.40	1.04	5.59
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

ING Templeton Global Growth Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.53%	$0.13
Class I	1,000.00	1,146.60	0.93	5.03
Class S	1,000.00	1,145.20	1.17	6.33
Class S2	1,000.00	1,144.40	1.32	7.13
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.49	1.53%	$7.78
Class I	1,000.00	1,020.52	0.93	4.74
Class S	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	1,018.55	1.32	6.72

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

48

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING UBS U.S. Allocation Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,096.30	1.30%	$6.87
Class I	1,000.00	1,099.90	0.70	3.71
Class S	1,000.00	1,099.20	0.95	5.03
Class S2	1,000.00	1,097.80	1.10	5.82
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.65	1.30%	$6.61
Class I	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	1,020.42	0.95	4.84
Class S2	1,000.00	1,019.66	1.10	5.60

ING Van Kampen Equity Growth
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.23%	$0.10
Class I	1,000.00	1,074.90	0.63	3.29
Class S	1,000.00	1,072.40	0.88	4.60
Class S2	1,000.00	1,072.70	1.03	5.38
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,022.03	0.63	3.21
Class S	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,020.01	1.03	5.24

ING Van Kampen Global Franchise Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.58%	$0.13
Class I	1,000.00	1,124.10	0.98	5.25
Class S	1,000.00	1,123.50	1.23	6.58
Class S2	1,000.00	1,122.80	1.38	7.38
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.24	1.58%	$8.03
Class I	1,000.00	1,020.27	0.98	4.99
Class S	1,000.00	1,019.00	1.23	6.26
Class S2	1,000.00	1,018.25	1.38	7.02

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a)	Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

49

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Van Kampen Growth and	Value	Value	Expense	Months Ended
Income Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,124.90	1.24%	$6.64
Class I	1,000.00	1,128.20	0.65	3.49
Class S	1,000.00	1,127.00	0.89	4.77
Class S2	1,000.00	1,126.00	1.04	5.57
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

ING Van Kampen Real Estate Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,195.00	1.25%	$6.92
Class I	1,000.00	1,198.40	0.65	3.60
Class S	1,000.00	1,197.00	0.90	4.98
Class S2	1,000.00	1,195.80	1.05	5.81
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,019.91	1.05	5.35

ING Wells Fargo Mid Cap Disciplined Portfolio
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,106.30	1.25%	$4.65
Class I	1,000.00	1,100.90	0.65	3.44
Class S	1,000.00	1,099.90	0.90	4.76
Class S2	1,000.00	1,099.00	1.05	5.56
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,019.91	1.05	5.35

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Portfolio Return” information for all share classes footnoted above).

(a) Commencement of operations was August 24, 2006. Expenses paid reflect the 129-day period ended December 31, 2006.

50

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Wells Fargo Small Cap	Value	Value	Expense	Months Ended
Disciplined Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class ADV	$1,000.00	$1,088.10	1.47%	$7.74
Class I	1,000.00	1,087.60	0.87	4.58
Class S	1,000.00	1,086.70	1.12	5.89
Class S2	1,000.00	1,085.80	1.27	6.68
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.80	1.47%	$7.48
Class I	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,018.80	1.27	6.46

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING AllianceBernstein Mid Cap Growth Portfolio, ING BlackRock Large Cap Growth Portfolio (formerly, ING Mercury Large Cap Growth Portfolio), ING BlackRock Large Cap Value Portfolio (formerly, ING Mercury Large Cap Value Portfolio), ING Capital Guardian Small/ Mid Cap Portfolio, ING Capital Guardian U.S. Equities Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING FMRSM Large Cap Growth Portfolio (formerly, ING FMRSM Earnings Growth Portfolio), ING FMRSM Mid Cap Growth Portfolio (formerly, ING MFS Mid Cap Growth Portfolio), ING Franklin Income Portfolio, ING Lord Abbett Affiliated Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Templeton Global Growth Portfolio, ING UBS U.S. Allocation Portfolio, ING Van Kampen Equity Growth Portfolio, ING Van Kampen Global Franchise Portfolio, ING Van Kampen Growth and Income Portfolio, ING Van Kampen Real Estate Portfolio, ING Wells Fargo Mid Cap Disciplined Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio, each a series of ING Investors Trust, as of December 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period prior to January 1, 2003 were audited by other auditors whose report thereon dated February 7, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2007

52

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING	ING	ING	ING
	AllianceBernstein	BlackRock Large	BlackRock Large	Capital Guardian
	Mid Cap Growth	Cap Growth	Cap Value	Small/Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$608,589,999	$159,512,911	$119,014,380	$440,110,658
Short-term investments at amortized cost	163,691,368	15,107,582	11,166,095	135,626,754
Cash	851,331	383,441	301,196	642,210
Foreign currencies at value**	—	22,786	—	—

Receivables:
Investment securities sold	6,829,698	62,274,460	36,370,661	379,820
Fund shares sold	174,484	14,078	15,150	1,000
Dividends and interest	2,370	116,419	152,500	487,295
Prepaid expenses	2,209	225	362	2,072
Prepaid brokerage commission	—	—	—	2,364
Reimbursement due from manager	—	658	—	—

Total assets	780,141,459	237,432,560	167,020,344	577,252,173

LIABILITIES:
Payable for investment securities purchased	6,938,305	63,070,018	36,576,976	26,490
Payable for fund shares redeemed	521,917	129,258	85,432	169,872
Payable upon receipt of securities loaned	156,952,091	14,724,680	10,966,146	129,875,224
Income distribution payable	—	32	—	—
Payable to affiliates	517,052	137,749	92,449	342,800
Payable for trustee fees	—	971	—	—
Other accrued expenses and liabilities	—	4,929	—	—

Total liabilities	164,929,365	78,067,637	47,721,003	130,414,386

NET ASSETS	$615,212,094	$159,364,923	$119,299,341	$446,837,787

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$599,088,181	$145,805,235	$99,443,495	$529,017,094
Undistributed net investment income	294,138	—	825,899	552,748
Accumulated net realized gain (loss) on investments and foreign currency related transactions	11,629,879	(73,561)	5,152,413	(145,073,726)
Net unrealized appreciation on investments and foreign currency related transactions	4,199,896	13,633,249	13,877,534	62,341,671

NET ASSETS	$615,212,094	$159,364,923	$119,299,341	$446,837,787

+ Including securities loaned at value	$150,896,056	$14,299,368	$10,528,687	$125,447,204
* Cost of investments in securities	$604,390,103	$145,879,625	$105,136,846	$377,768,987
** Cost of foreign currencies	$—	$22,823	$—	$—

See Accompanying Notes to Financial Statements

53

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING	ING	ING	ING
	AllianceBernstein	BlackRock Large	BlackRock Large	Capital Guardian
	Mid Cap Growth	Cap Growth	Cap Value	Small/Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$823	$4,825,405	$1,031	$1,002
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	49	422,528	75	77
Net asset value and redemption price per share	$16.80	$11.42	$13.75	$13.02

Class I:
Net assets	$119,962,730	$1,463,535	$43,567,005	$1,031
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,052,459	126,577	3,125,818	79
Net asset value and redemption price per share	$17.01	$11.56	$13.94	$13.05

Class S:
Net assets	$475,637,093	$153,064,320	$71,171,026	$437,435,897
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	28,073,796	13,257,597	5,124,304	33,444,286
Net asset value and redemption price per share	$16.94	$11.55	$13.89	$13.08

Class S2:
Net assets	$19,611,448	$11,663	$4,560,279	$9,399,857
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,165,691	1,019	329,947	721,746
Net asset value and redemption price per share	$16.82	$11.45	$13.82	$13.02

See Accompanying Notes to Financial Statements

54

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING	ING	ING	ING
	Capital Guardian	FMRSM Diversified	FMRSM Large	FMRSM Mid
	U.S. Equities	Mid Cap	Cap Growth	Cap Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$575,512,973	$787,529,909	$650,594,415	$554,601,365
Short-term investments at amortized cost	178,225,257	225,153,755	5,637,559	164,244,937
Cash	914,545	578,355	629,973	470,157
Foreign currencies at value**	—	157,199	—	—

Receivables:
Investment securities sold	450,276	6,045,116	11,857,341	5,421,181
Fund shares sold	8,037	153,770	96,162	243,621
Dividends and interest	793,891	515,957	501,591	176,280
Prepaid expenses	2,534	2,431	6,224	2,706
Reimbursement due from manager	—	—	70,156	—

Total assets	755,907,513	1,020,136,492	669,393,421	725,160,247

LIABILITIES:
Payable for investment securities purchased	111,828	2,797,929	11,232,959	2,454,781
Payable for fund shares redeemed	345,462	844,279	289,678	11,475
Payable upon receipt of securities loaned	170,033,351	220,088,050	—	163,150,217
Payable to affiliates	499,191	598,299	420,755	429,031
Payable for trustee fees	—	—	5,429	—
Other accrued expenses and liabilities	—	215	41,724	—
Accrued foreign taxes on capital gains	—	22,570	—	—

Total liabilities	170,989,832	224,351,342	11,990,545	166,045,504

NET ASSETS	$584,917,681	$795,785,150	$657,402,876	$559,114,743

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$435,338,773	$750,917,202	$653,306,989	$1,339,884,053
Undistributed net investment income (accumulated net investment loss)	2,998,338	1,592,838	1,041,927	(16,421)
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	46,431,077	(34,314,595)	(25,074,937)	(822,327,593)
Net unrealized appreciation on investments and foreign currency related transactions	100,149,493	77,589,705	28,128,897	41,574,704

NET ASSETS	$584,917,681	$795,785,150	$657,402,876	$559,114,743

+ Including securities loaned at value	$164,990,294	$211,199,542	$—	$157,682,358
* Cost of investments in securities	$475,363,480	$709,941,350	$622,465,518	$513,026,748
** Cost of foreign currencies	$—	$158,940	$—	$—

See Accompanying Notes to Financial Statements

55

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING	ING	ING	ING
	Capital Guardian	FMRSM Diversified	FMRSM Large	FMRSM Mid
	U.S. Equities	Mid Cap	Cap Growth	Cap Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,000	$3,276,304	$4,124	$1,000
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	80	246,661	381	80
Net asset value and redemption price per share	$12.43	$13.28	$10.82	$12.45

Class I:
Net assets	$982	$84,972,782	$471,672,878	$6,455,641
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	79	6,322,122	43,314,187	510,215
Net asset value and redemption price per share	$12.43	$13.44	$10.89	$12.65

Class S:
Net assets	$573,817,945	$665,137,848	$185,724,868	$532,943,923
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	46,063,259	49,720,544	17,114,156	42,535,232
Net asset value and redemption price per share	$12.46	$13.38	$10.85	$12.53

Class S2:
Net assets	$11,097,754	$42,398,216	$1,006	$19,714,179
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	893,057	3,183,746	93	1,582,809
Net asset value and redemption price per share	$12.43	$13.32	$10.82	$12.46

See Accompanying Notes to Financial Statements

56

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING	ING	ING	ING
	Franklin	Lord Abbett	T. Rowe Price	T. Rowe Price
	Income	Affiliated	Capital Appreciation	Equity Income
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$190,734,657	$244,285,734	$2,517,645,796	$1,299,103,708
Short-term investments at amortized cost	18,682,913	58,825,670	447,842,388	216,276,438
Short-term investments in affiliates at amortized cost	—	—	—	67,964,023
Cash	10,974	1,263,220	599,795,546	892,146

Receivables:
Investment securities sold	297,573	1,222,699	24,438,439	4,622,146
Fund shares sold	666,406	110,742	6,049,763	200,431
Dividends and interest	1,951,442	399,206	9,339,173	2,237,874
Prepaid expenses	9,794	725	9,753	4,688

Total assets	212,353,759	306,107,996	3,605,120,858	1,591,301,454

LIABILITIES:
Payable for investment securities purchased	5,945,958	788,883	14,388,277	1,879,957
Payable for fund shares redeemed	58,684	128,487	24,963	2,337,115
Payable upon receipt of securities loaned	—	49,020,176	447,842,388	216,276,438
Payable to affiliates	193,644	194,279	2,358,329	973,081
Payable to custodian due to foreign currency overdraft**	—	—	540	—
Payable for trustee fees	1,754	—	—	—
Other accrued expenses and liabilities	16,553	—	16,754	—

Total liabilities	6,216,593	50,131,825	464,631,251	221,466,591

NET ASSETS	$206,137,166	$255,976,171	$3,140,489,607	$1,369,834,863

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$192,896,106	$220,924,675	$2,359,239,460	$1,059,145,014
Undistributed net investment income	3,853,911	2,832,270	59,864,447	19,648,496
Accumulated net realized gain on investments and foreign currency related transactions	506,523	3,658,239	326,144,741	44,955,935
Net unrealized appreciation on investments and foreign currency related transactions	8,880,626	28,560,987	395,240,959	246,085,418

NET ASSETS	$206,137,166	$255,976,171	$3,140,489,607	$1,369,834,863

+ Including securities loaned at value	$—	$47,462,766	$435,133,750	$209,003,273
* Cost of investments in securities	$181,854,494	$215,724,770	$2,122,404,856	$1,053,018,290
** Cost of foreign currency overdraft	$—	$—	$562	$—

See Accompanying Notes to Financial Statements

57

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING	ING	ING	ING
	Franklin	Lord Abbett	T. Rowe Price	T. Rowe Price
	Income	Affiliated	Capital Appreciation	Equity Income
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,000	$988	$70,011,828	$31,855,910
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	91	79	2,681,670	2,085,091
Net asset value and redemption price per share	$11.02	$12.51	$26.11	$15.28

Class I:
Net assets	$25,465,005	$91,057,729	$111,624,938	$31,382,218
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,305,161	7,183,348	4,190,528	2,022,074
Net asset value and redemption price per share	$11.05	$12.68	$26.64	$15.52

Class S:
Net assets	$177,754,155	$161,229,592	$2,843,235,435	$1,244,743,356
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,118,346	12,724,725	106,868,142	80,370,990
Net asset value and redemption price per share	$11.03	$12.67	$26.61	$15.49

Class S2:
Net assets	$2,917,006	$3,687,862	$115,617,406	$61,853,379
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	264,708	292,345	4,369,956	4,015,926
Net asset value and redemption price per share	$11.02	$12.61	$26.46	$15.40

See Accompanying Notes to Financial Statements

58

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

			ING
	ING	ING	Van Kampen	ING
	Templeton Global	UBS U.S.	Equity	Van Kampen
	Growth	Allocation	Growth	Global Franchise
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$452,334,593	$114,654,923	$105,421,708	$369,821,092
Short-term investments at amortized cost	124,239,757	25,660,361	25,943,122	49,931,742
Cash	—	34,723	416,191	3,093,516
Foreign currencies at value**	267,751	—	—	10,305

Receivables:
Investment securities sold	—	782,590	—	—
Fund shares sold	26,964	—	1,100	1,000
Dividends and interest	860,689	424,531	20,294	560,060
Prepaid expenses	1,534	471	280	1,056

Total assets	577,731,288	141,557,599	131,802,695	423,418,771

LIABILITIES:
Payable for investment securities purchased	154,007	442,727	—	—
Payable for fund shares redeemed	37,116	79,615	242,010	154,373
Payable upon receipt of securities loaned	90,216,832	23,680,867	25,320,281	26,334,774
Unrealized depreciation on forward currency contracts	—	—	—	2,060,053
Payable to affiliates	476,933	95,404	74,467	410,372
Payable to custodian due to bank overdraft	33,832	—	—	—
Other accrued expenses and liabilities	—	—	—	6,572

Total liabilities	90,918,720	24,298,613	25,636,758	28,966,144

NET ASSETS	$486,812,568	$117,258,986	$106,165,937	$394,452,627

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$393,963,818	$93,549,605	$83,885,069	$297,895,675
Undistributed net investment income	5,247,386	2,130,702	—	2,060,052
Accumulated net realized gain on investments and foreign currency related transactions	10,987,780	7,908,896	2,962,564	12,952,078
Net unrealized appreciation on investments and foreign currency related transactions	76,613,584	13,669,783	19,318,304	81,544,822

NET ASSETS	$486,812,568	$117,258,986	$106,165,937	$394,452,627

+ Including securities loaned at value	$86,883,614	$23,025,795	$24,555,415	$25,383,829
* Cost of investments in securities	$375,716,139	$100,985,140	$86,103,404	$286,218,068
** Cost of foreign currencies	$278,786	$—	$—	$10,397

See Accompanying Notes to Financial Statements

59

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

			ING
	ING	ING	Van Kampen	ING
	Templeton Global	UBS U.S.	Equity	Van Kampen
	Growth	Allocation	Growth	Global Franchise
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,000	$1,075	$1,000	$1,000
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	69	99	85	63
Net asset value and redemption price per share	$14.39	$10.86	$11.83	$15.85

Class I:
Net assets	$1,071	$1,073	$35,555,172	$1,081
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	74	98	2,979,035	68
Net asset value and redemption price per share	$14.47	$10.95	$11.94	$15.90

Class S:
Net assets	$478,330,526	$111,920,826	$57,206,833	$310,364,912
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	33,018,775	10,197,967	4,815,435	19,493,739
Net asset value and redemption price per share	$14.49	$10.97	$11.88	$15.92

Class S2:
Net assets	$8,479,971	$5,336,012	$13,402,932	$84,085,634
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	589,276	488,492	1,133,368	5,303,709
Net asset value and redemption price per share	$14.39	$10.92	$11.83	$15.85

See Accompanying Notes to Financial Statements

60

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING	ING	ING	ING
	Van Kampen	Van Kampen	Wells Fargo	Wells Fargo
	Growth and Income	Real Estate	Mid Cap Disciplined	Small Cap Disciplined
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$1,006,869,333	$1,267,728,835	$245,245,935	$142,325,196
Short-term investments at amortized cost	228,697,936	188,119,573	111,369,922	67,232,118
Cash	68,797	2,144,650	4,526,326	3,765,811
Foreign currencies at value**	—	47,059	—	—

Receivables:
Investment securities sold	—	1,346,418	—	140
Fund shares sold	32,132	357,729	1,820	149,492
Dividends and interest	1,203,802	7,810,267	134,237	35,799
Prepaid expenses	3,659	3,843	1,208	4,791
Prepaid brokerage commission	957	—	—	—
Reimbursement due from manager	—	—	—	6,251

Total assets	1,236,876,616	1,467,558,374	361,279,448	213,519,598

LIABILITIES:
Payable for investment securities purchased	—	1,960,394	—	1,226,147
Payable for fund shares redeemed	154,532	83,902	84,199	3,108,359
Payable upon receipt of securities loaned	157,516,923	173,416,332	70,828,285	34,319,531
Payable to affiliates	807,889	925,461	219,880	142,593
Payable for trustee fees	—	—	—	475
Other accrued expenses and liabilities	—	—	—	25,305

Total liabilities	158,479,344	176,386,089	71,132,364	38,822,410

NET ASSETS	$1,078,397,272	$1,291,172,285	$290,147,084	$174,697,188

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$803,448,358	$716,674,088	$333,147,517	$165,390,872
Undistributed net investment income	15,290,416	14,567,859	2,703,372	—
Accumulated net realized gain (loss) on investments and foreign currency related transactions	63,013,107	121,308,689	(71,450,347)	(23,362)
Net unrealized appreciation on investments	196,645,391	438,621,649	25,746,542	9,329,678

NET ASSETS	$1,078,397,272	$1,291,172,285	$290,147,084	$174,697,188

+ Including securities loaned at value	$150,983,870	$169,027,176	$68,567,454	$33,190,854
* Cost of investments in securities	$810,223,942	$829,107,186	$219,499,393	$132,995,518
** Cost of foreign currencies	$—	$47,059	$—	$—

See Accompanying Notes to Financial Statements

61

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING	ING	ING	ING
	Van Kampen	Van Kampen	Wells Fargo	Wells Fargo
	Growth and Income	Real Estate	Mid Cap Disciplined	Small Cap Disciplined
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$8,391,316	$547,997	$2,689	$411,797
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301,133	14,206	152	36,226
Net asset value and redemption price per share	$27.87	$38.58	$17.69	$11.37

Class I:
Net assets	$13,217,213	$224,506,839	$1,100	$111,724,220
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	467,971	5,747,858	62	9,796,749
Net asset value and redemption price per share	$28.24	$39.06	$17.74	$11.40

Class S:
Net assets	$976,161,089	$1,025,126,417	$285,404,291	$61,248,197
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	34,533,561	26,360,042	16,068,364	5,375,350
Net asset value and redemption price per share	$28.27	$38.89	$17.76	$11.39

Class S2:
Net assets	$80,627,654	$40,991,032	$4,739,004	$1,312,974
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,866,600	1,058,049	268,123	115,394
Net asset value and redemption price per share	$28.13	$38.74	$17.67	$11.38

See Accompanying Notes to Financial Statements

62

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING	ING	ING	ING
	AllianceBernstein	BlackRock Large	BlackRock Large	Capital Guardian
	Mid Cap Growth	Cap Growth	Cap Value	Small/Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,299,353	$1,421,207	$1,773,950	$4,028,298
Interest	450,837	7,499	19,641	369,600
Securities lending income	1,772,971	2,515	6,420	363,570

Total investment income	4,523,161	1,431,221	1,800,011	4,761,468

EXPENSES:
Unified fees	4,801,904	1,230,526	857,951	3,013,972

Distribution and service fees:
Class ADV	2	23,240	5	—
Class S	1,339,287	374,321	148,196	1,151,151
Class S2	97,784	23	19,143	47,556
Trustee fees and expenses	30,956	7,118	5,098	24,924

Total expenses	6,269,933	1,635,228	1,030,393	4,237,603
Net waived and reimbursed fees	(19,555)	(74,811)	(57,461)	(9,511)
Brokerage commission recapture	(202,232)	(8)	—	(44,671)

Net expenses	6,048,146	1,560,409	972,932	4,183,421

Net investment income (loss)	(1,524,985)	(129,188)	827,079	578,047

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	30,256,864	8,453,179	5,497,798	40,764,703
Foreign currency related transactions	—	(128)	—	—

Net realized gain on investments and foreign currency related transactions	30,256,864	8,453,051	5,497,798	40,764,703

Net change in unrealized appreciation or depreciation on:
Investments	(24,421,801)	2,165,768	9,667,803	14,818,604
Foreign currency related transactions	—	(37)	—	—

Net change in unrealized appreciation or depreciation on investments	(24,421,801)	2,165,731	9,667,803	14,818,604

Net realized and unrealized gain on investments and foreign currency related transactions	5,835,063	10,618,782	15,165,601	55,583,307

Increase in net assets resulting from operations	$4,310,078	$10,489,594	$15,992,680	$56,161,354

* Foreign taxes withheld	$—	$—	$—	$9,856

See Accompanying Notes to Financial Statements

63

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING	ING	ING	ING
	Capital Guardian	FMRSM Diversified	FMRSM Large Cap	FMRSM Mid Cap
	U.S. Equities	Mid Cap	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,543,330	$6,037,921	$4,567,662	$2,948,447
Interest	299,336	1,550,893	199,584	522,552
Securities lending income	80,171	337,389	—	89,833

Total investment income	8,922,837	7,926,203	4,767,246	3,560,832

EXPENSES:
Investment management fees	—	—	2,815,191	—
Unified fees	4,431,752	4,786,673	—	3,806,551

Distribution and service fees:
Class ADV	—	23,118	17	—
Class S	1,465,984	1,609,576	314,564	1,429,284
Class S2	54,994	186,929	12	97,330
Transfer agent fees	—	—	614	—
Administrative service fees	—	—	486,324	—
Shareholder reporting expense	—	—	52,702	—
Registration fees	—	—	50	—
Professional fees	—	—	29,809	—
Custody and accounting expense	—	—	53,720	—
Trustee fees and expenses	31,929	47,292	18,122	35,034
Offering expense	—	—	1,616	—
Miscellaneous expense	—	—	11,644	—

Total expenses	5,984,659	6,653,588	3,784,385	5,368,199
Net waived and reimbursed fees	(10,998)	(42,010)	(149,260)	(67,447)
Brokerage commission recapture	(47,214)	—	—	(71,549)

Net expenses	5,926,447	6,611,578	3,635,125	5,229,203

Net investment income (loss)	2,996,390	1,314,625	1,132,121	(1,668,371)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	48,732,635	51,523,970	(25,055,467)	84,784,808
Foreign currency related transactions	—	(244,260)	(83,610)	(13,294)
Futures	—	—	102,046	(736,854)

Net realized gain (loss) on investments, foreign currency related transactions, and futures	48,732,635	51,279,710	(25,037,031)	84,034,660

Net change in unrealized appreciation or depreciation on:
Investments	6,228,709	21,074,025	23,981,332	(57,353,740)
Foreign currency related transactions	—	899	—	464

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	6,228,709	21,074,924	23,981,332	(57,353,276)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	54,961,344	72,354,634	(1,055,699)	26,681,384

Increase in net assets resulting from operations	$57,957,734	$73,669,259	$76,422	$25,013,013

* Foreign taxes withheld	$103,733	$161,593	$1,105	$8,637

See Accompanying Notes to Financial Statements

64

STATEMENTS OF OPERATIONS

	ING	ING	ING	ING
	Franklin	Lord Abbett	T. Rowe Price	T. Rowe Price
	Income	Affiliated	Capital Appreciation	Equity Income
	Portfolio	Portfolio	Portfolio	Portfolio

	April 28, 2006(1)	Year Ended	Year Ended	Year Ended
	to December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2006

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$976,776	$4,359,653	$49,264,463	$28,097,141
Interest	3,595,400	457,680	35,452,821	2,699,689
Securities lending income	—	14,070	307,868	113,937

Total investment income	4,572,176	4,831,403	85,025,152	30,910,767

EXPENSES:
Investment management fees	510,325	—	—	—
Unified fees	—	1,587,023	17,910,225	8,022,425

Distribution and service fees:
Class ADV	—	5	454,205	220,533
Class S	152,150	396,042	6,352,673	2,821,408
Class S2	5,646	15,301	519,769	242,623
Transfer agent fees	810	—	—	—
Administrative service fees	78,511	—	—	—
Shareholder reporting expense	8,244	—	—	—
Professional fees	5,662	—	—	—
Custody and accounting expense	5,915	—	—	—
Trustee fees and expenses	5,323	14,818	137,986	61,977
Offering expenses and organizational costs	10,207	—	—	—

Total expenses	782,793	2,013,189	25,374,858	11,368,966
Net waived and reimbursed fees	(45,141)	(3,126)	(194,795)	(123,883)
Brokerage commission recapture	—	(15,098)	(153,113)	(7,859)

Net expenses	737,652	1,994,965	25,026,950	11,237,224

Net investment income	3,834,524	2,836,438	59,998,202	19,673,543

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	506,523	4,290,984	327,039,800	53,594,028
Foreign currency related transactions	(4,253)	—	(133,755)	(86)

Net realized gain on investments and foreign currency related transactions	502,270	4,290,984	326,906,045	53,593,942

Net change in unrealized appreciation or depreciation on:
Investments	8,880,163	28,055,326	860,752	147,969,777
Foreign currency related transactions	463	84	22	—

Net change in unrealized appreciation or depreciation on investments	8,880,626	28,055,410	860,774	147,969,777

Net realized and unrealized gain on investments and foreign currency related transactions	9,382,896	32,346,394	327,766,819	201,563,719

Increase in net assets resulting from operations	$13,217,420	$35,182,832	$387,765,021	$221,237,262

* Foreign taxes withheld	$1,952	$10,476	$255,964	$127,036
(1) Commencement of operations.
(2) Affiliated income	$—	$—	$—	$2,506,707

See Accompanying Notes to Financial Statements

65

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

			ING
	ING	ING	Van Kampen	ING
	Templeton Global	UBS U.S.	Equity	Van Kampen
	Growth	Allocation	Growth	Global Franchise
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,187,338	$1,329,203	$619,259	$7,934,274
Interest	873,298	1,868,699	64,704	664,891
Securities lending income	187,105	10,503	9,567	168,523

Total investment income	10,247,741	3,208,405	693,530	8,767,688

EXPENSES:
Unified fees	3,844,964	885,493	704,592	3,227,235
Distribution and service fees
Class ADV	—	5	—	—
Class S	1,026,896	293,202	142,574	638,132
Class S2	36,120	26,282	65,362	377,745
Trustee fees and expenses	29,212	6,327	5,406	15,353

Total expenses	4,937,192	1,211,309	917,934	4,258,465
Net waived and reimbursed fees	(7,257)	(30,345)	(36,487)	(75,549)
Brokerage commission recapture	(14,788)	(12,363)	—	—

Net expenses	4,915,147	1,168,601	881,447	4,182,916

Net investment income (loss)	5,332,594	2,039,804	(187,917)	4,584,772

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	11,506,547	8,611,414	3,341,522	13,519,378
Foreign currency related transactions	(25,567)	—	—	(2,574,623)

Net realized gain on investments and foreign currency related transactions	11,480,980	8,611,414	3,341,522	10,944,755

Net change in unrealized appreciation or depreciation on:
Investments	67,497,026	1,852,767	853,103	51,910,921
Foreign currency related transactions	68,777	—	—	(3,075,107)

Net change in unrealized appreciation or depreciation on investments	67,565,803	1,852,767	853,103	48,835,814

Net realized and unrealized gain on investments and foreign currency related transactions	79,046,783	10,464,181	4,194,625	59,780,569

Increase in net assets resulting from operations	$84,379,377	$12,503,985	$4,006,708	$64,365,341

* Foreign taxes withheld	$497,678	$—	$14,355	$354,823

See Accompanying Notes to Financial Statements

66

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING		ING	ING
	Van Kampen	ING	Wells Fargo	Wells Fargo
	Growth and	Van Kampen	Mid Cap	Small Cap
	Income	Real Estate	Disciplined	Disciplined
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$20,753,320	$21,465,063	$4,098,628	$532,071
Interest	3,241,850	1,325,155	1,088,933	920,403
Securities lending income	181,662	243,556	78,929	219,195

Total investment income	24,176,832	23,033,774	5,266,490	1,671,669

EXPENSES:
Investment management fees	—	—	—	839,412
Unified fees	6,363,265	6,897,163	1,827,003	—

Distribution and service fees:
Class ADV	45,611	1,590	3	833
Class S	2,274,094	2,275,039	701,517	114,645
Class S2	372,241	175,129	21,420	2,676
Transfer agent fees	—	—	—	595
Administrative service fees	—	—	—	109,013
Shareholder reporting expense	—	—	—	16,126
Professional fees	—	—	—	18,394
Custody and accounting expense	—	—	—	8,736
Trustee fees and expenses	49,400	56,569	14,911	1,934
Offering expense	—	—	—	23,767
Miscellaneous expense	—	—	—	5,626

Total expenses	9,104,611	9,405,490	2,564,854	1,141,757
Net waived and reimbursed fees	(174,543)	(35,344)	(4,285)	(76,698)
Brokerage commission recapture	(55,978)	—	—	—

Net expenses	8,874,090	9,370,146	2,560,569	1,065,059

Net investment income	15,302,742	13,663,628	2,705,921	606,610

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on:
Investments	67,987,794	121,109,203	12,378,022	3,335,524
Foreign currency related transactions	(8,269)	(2,076)	—	—

Net realized gain on investments and foreign currency related transactions	67,979,525	121,107,127	12,378,022	3,335,524

Net change in unrealized appreciation or depreciation on investments	65,061,568	212,580,520	25,293,714	9,459,559

Net realized and unrealized gain on investments	133,041,093	333,687,647	37,671,736	12,795,083

Increase in net assets resulting from operations	$148,343,835	$347,351,275	$40,377,657	$13,401,693

* Foreign taxes withheld	$567,813	$209,545	$13,806	$3

See Accompanying Notes to Financial Statements

67

STATEMENTS OF CHANGES IN NET ASSETS

	ING AllianceBernstein Mid Cap		ING BlackRock Large Cap
	Growth Portfolio		Growth Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment loss	$(1,524,985)	$(3,853,394)	$(129,188)	$(163,750)
Net realized gain on investments and foreign currency related transactions	30,256,864	85,985,039	8,453,051	2,589,065
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(24,421,801)	(58,859,710)	2,165,731	8,835,225

Net increase in net assets resulting from operations	4,310,078	23,271,935	10,489,594	11,260,540

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains:
Class ADV	—	—	(304,678)	—
Class I	(13,566,933)	—	(92,535)	—
Class S	(63,780,723)	—	(10,457,093)	—
Class S2	(2,476,528)	—	(714)	—

Total distributions	(79,824,184)	—	(10,855,020)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	258,143,267	112,480,636	19,549,010	146,549,136
Proceeds issued in merger	—	—	2,170,638	—
Dividends reinvested	79,824,182	—	10,854,973	—

	337,967,449	112,480,636	32,574,621	146,549,136
Cost of shares redeemed	(238,730,088)	(221,689,772)	(29,810,367)	(21,962,703)

Net increase (decrease) in net assets resulting from capital share transactions	99,237,361	(109,209,136)	2,764,254	124,586,433

Net increase (decrease) in net assets	23,723,255	(85,937,201)	2,398,828	135,846,973

NET ASSETS:
Beginning of year	591,488,839	677,426,040	156,966,095	21,119,122

End of year	$615,212,094	$591,488,839	$159,364,923	$156,966,095

Undistributed net investment income at end of year	$294,138	$—	$—	$—

See Accompanying Notes to Financial Statements

68

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Large Cap		ING Capital Guardian Small/Mid
	Value Portfolio		Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$827,079	$692,225	$578,047	$2,100,210
Net realized gain on investments	5,497,798	2,669,338	40,764,703	11,041,002
Net change in unrealized appreciation or depreciation on investments	9,667,803	(2,443,874)	14,818,604	(21,833,930)

Net increase (decrease) in net assets resulting from operations	15,992,680	917,689	56,161,354	(8,692,718)

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(8)	—	—	—
Class I	(341,268)	—	(7)	—
Class S	(332,365)	—	(1,944,579)	(870,294)
Class S2	(19,764)	—	(32,822)	(14,095)

Net realized gains:
Class ADV	(25)	—	—	—
Class I	(1,085,312)	(2,933)	—	—
Class S	(1,488,161)	(2,748)	—	—
Class S2	(96,669)	(180)	—	—

Total distributions	(3,363,572)	(5,861)	(1,977,408)	(884,389)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,950,824	33,716,418	3,491,020	13,811,437
Dividends reinvested	3,363,539	5,861	1,977,401	884,389

	39,314,363	33,722,279	5,468,421	14,695,826
Cost of shares redeemed	(22,652,951)	(69,467,582)	(100,821,566)	(92,991,596)

Net increase (decrease) in net assets resulting from capital share transactions	16,661,412	(35,745,303)	(95,353,145)	(78,295,770)

Net increase (decrease) in net assets	29,290,520	(34,833,475)	(41,169,199)	(87,872,877)

NET ASSETS:
Beginning of year	90,008,821	124,842,296	488,006,986	575,879,863

End of year	$119,299,341	$90,008,821	$446,837,787	$488,006,986

Undistributed net investment income at end of year	$825,899	$692,225	$552,748	$2,073,632

See Accompanying Notes to Financial Statements

69

STATEMENTS OF CHANGES IN NET ASSETS

	ING Capital Guardian U.S.		ING FMRSM Diversified
	Equities Portfolio		Mid Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$2,996,390	$2,637,686	$1,314,625	$(210,561)
Net realized gain on investments and foreign currency related transactions	48,732,635	55,029,877	51,279,710	79,699,322
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	6,228,709	(21,002,134)	21,074,924	(29,407,509)

Net increase in net assets resulting from operations	57,957,734	36,665,429	73,669,259	50,081,252

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(7)	—	—	—
Class S	(2,597,356)	(2,728,278)	—	—
Class S2	(37,117)	(38,433)	—	—

Net realized gains:
Class ADV	—	—	(243,058)	—
Class I	(68)	—	(8,130,006)	(1,085,338)
Class S	(40,042,574)	—	(62,480,885)	—
Class S2	(754,043)	—	(3,661,501)	(21,668,204)

Total distributions	(43,431,165)	(2,766,711)	(74,515,450)	(22,753,542)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,748,403	8,346,940	199,618,442	97,950,199
Proceeds issued in merger	—	—	—	250,558,419
Dividends reinvested	43,431,091	2,766,711	74,515,449	22,753,542

	51,179,494	11,113,651	274,133,891	371,262,160
Cost of shares redeemed	(100,050,950)	(98,752,859)	(93,131,764)	(45,379,896)

Net increase (decrease) in net assets resulting from capital share transactions	(48,871,456)	(87,639,208)	181,002,127	325,882,264

Net increase (decrease) in net assets	(34,344,887)	(53,740,490)	180,155,936	353,209,974

NET ASSETS:
Beginning of year	619,262,568	673,003,058	615,629,214	262,419,240

End of year	$584,917,681	$619,262,568	$795,785,150	$615,629,214

Undistributed net investment income (accumulated net investment loss) at end of year	$2,998,338	$2,642,166	$1,592,838	$(78,305)

See Accompanying Notes to Financial Statements

70

STATEMENTS OF CHANGES IN NET ASSETS

	ING FMRSM Large Cap		ING FMRSM Mid Cap
	Growth Portfolio		Growth Portfolio

	Year Ended	April 29, 2005(1)	Year Ended	Year Ended
	December 31,	to December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$1,132,121	$246,224	$(1,668,371)	$(2,621,127)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(25,037,031)	774,128	84,034,660	73,819,635
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	23,981,332	4,147,565	(57,353,276)	(56,753,327)

Net increase in net assets resulting from operations	76,422	5,167,917	25,013,013	14,445,181

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(1)	—	—	—
Class I	(9,533)	(265,986)	—	—
Class S	—	(12,810)	—	—

Net realized gains:
Class ADV	(2)	—	—	—
Class I	(357,469)	(339,312)	—	—
Class S	(139,800)	(23,618)	—	—
Class S2	—	(22)	—	—

Total distributions	(506,805)	(641,748)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	608,960,165	170,731,344	10,742,485	14,009,870
Dividends reinvested	506,805	599,648	—	—

	609,466,970	171,330,992	10,742,485	14,009,870
Cost of shares redeemed	(103,158,422)	(24,332,450)	(135,054,297)	(156,419,587)

Net increase (decrease) in net assets resulting from capital share transactions	506,308,548	146,998,542	(124,311,812)	(142,409,717)

Net increase (decrease) in net assets	505,878,165	151,524,711	(99,298,799)	(127,964,536)

NET ASSETS:
Beginning of period	151,524,711	—	658,413,542	786,378,078

End of period	$657,402,876	$151,524,711	$559,114,743	$658,413,542

Undistributed net investment income (accumulated net investment loss) at end of period	$1,041,927	$5,929	$(16,421)	$(3,127)

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

71

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin
	Income	ING Lord Abbett Affiliated
	Portfolio	Portfolio

	April 28, 2006(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2006	2006	2005

FROM OPERATIONS:
Net investment income	$3,834,524	$2,836,438	$2,110,012
Net realized gain on investments and foreign currency related transactions	502,270	4,290,984	28,946,198
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	8,880,626	28,055,410	(24,508,160)

Net increase in net assets resulting from operations	13,217,420	35,182,832	6,548,050

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	(12)	—
Class I	—	(834,752)	(20,869)
Class S	—	(1,168,382)	(2,085,140)
Class S2	—	(27,062)	(30,028)

Net realized gains:
Class ADV	—	(90)	—
Class I	—	(6,177,920)	—
Class S	—	(12,127,766)	—
Class S2	—	(272,778)	—

Total distributions	—	(20,608,762)	(2,136,037)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	200,531,282	125,610,304	62,713,108
Dividends reinvested	—	20,608,661	2,136,037

	200,531,282	146,218,965	64,849,145
Cost of shares redeemed	(7,611,536)	(85,533,848)	(102,324,451)

Net increase (decrease) in net assets resulting from capital share transactions	192,919,746	60,685,117	(37,475,306)

Net increase (decrease) in net assets	206,137,166	75,259,187	(33,063,293)

NET ASSETS:
Beginning of period	—	180,716,984	213,780,277

End of period	$206,137,166	$255,976,171	$180,716,984

Undistributed net investment income at end of period	$3,853,911	$2,832,270	$2,026,040

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

72

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Capital		ING T. Rowe Price Equity
	Appreciation Portfolio		Income Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$59,998,202	$33,911,957	$19,673,543	$16,881,727
Net realized gain on investments and foreign currency related transactions	326,906,045	176,488,538	53,593,942	53,325,401
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	860,774	(33,810,931)	147,969,777	(26,241,751)

Net increase in net assets resulting from operations	387,765,021	176,589,564	221,237,262	43,965,377

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(965,393)	(478,589)	(408,760)	(139,052)
Class I	(1,345,895)	(994,447)	(787,798)	(255,687)
Class S	(30,341,232)	(27,314,104)	(14,978,061)	(11,936,553)
Class S2	(1,203,773)	(980,214)	(644,543)	(328,336)

Net realized gains:
Class ADV	(3,985,411)	(1,165,680)	(1,283,606)	(256,680)
Class I	(5,469,781)	(2,315,047)	(2,090,422)	(446,171)
Class S	(160,183,560)	(72,882,351)	(46,585,009)	(24,379,918)
Class S2	(6,672,684)	(2,613,904)	(2,030,211)	(692,558)

Total distributions	(210,167,729)	(108,744,336)	(68,808,410)	(38,434,955)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	351,508,866	369,451,003	166,076,081	190,194,194
Dividends reinvested	210,167,727	108,744,336	68,808,410	38,434,955

	561,676,593	478,195,339	234,884,491	228,629,149
Cost of shares redeemed	(133,934,541)	(52,843,688)	(188,972,840)	(78,988,373)

Net increase in net assets resulting from capital share transactions	427,742,052	425,351,651	45,911,651	149,640,776

Net increase in net assets	605,339,344	493,196,879	198,340,503	155,171,198

NET ASSETS:
Beginning of year	2,535,150,263	2,041,953,384	1,171,494,360	1,016,323,162

End of year	$3,140,489,607	$2,535,150,263	$1,369,834,863	$1,171,494,360

Undistributed net investment income at end of year	$59,864,447	$33,894,917	$19,648,496	$16,864,819

See Accompanying Notes to Financial Statements

73

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Global		ING UBS U.S. Allocation
	Growth Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$5,332,594	$2,496,202	$2,039,804	$1,511,795
Net realized gain on investments and foreign currency related transactions	11,480,980	92,567,138	8,611,414	5,312,730
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	67,565,803	(59,819,595)	1,852,767	761,812

Net increase in net assets resulting from operations	84,379,377	35,243,745	12,503,985	7,586,337

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(16)	—
Class I	(12)	—	(16)	—
Class S	(3,796,969)	(2,681,176)	(1,599,532)	(1,381,282)
Class S2	(62,941)	(42,083)	(69,842)	(55,715)

Net realized gains:
Class I	(117)	—	—	—
Class S	(46,363,702)	—	—	—
Class S2	(833,438)	—	—	—

Total distributions	(51,057,179)	(2,723,259)	(1,669,406)	(1,436,997)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,629,712	13,831,855	3,359,016	30,181,531
Dividends reinvested	51,057,048	2,723,259	1,669,406	1,436,997

	93,686,760	16,555,114	5,028,422	31,618,528
Cost of shares redeemed	(27,067,794)	(56,918,908)	(27,371,363)	(14,530,512)

Net increase (decrease) in net assets resulting from capital share transactions	66,618,966	(40,363,794)	(22,342,941)	17,088,016

Net increase (decrease) in net assets	99,941,164	(7,843,308)	(11,508,362)	23,237,356

NET ASSETS:
Beginning of year	386,871,404	394,714,712	128,767,348	105,529,992

End of year	$486,812,568	$386,871,404	$117,258,986	$128,767,348

Undistributed net investment income at end of year	$5,247,386	$3,477,745	$2,130,702	$1,667,870

See Accompanying Notes to Financial Statements

74

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Equity		ING Van Kampen Global
	Growth Portfolio		Franchise Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$(187,917)	$(62,315)	$4,584,772	$2,896,208
Net realized gain on investments and foreign currency related transactions	3,341,522	4,585,822	10,944,755	12,319,605
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	853,103	9,575,742	48,835,814	8,676,545

Net increase in net assets resulting from operations	4,006,708	14,099,249	64,365,341	23,892,358

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	(210,541)	(20)	—
Class S	—	(151,671)	(4,235,642)	(369,111)
Class S2	—	(27,665)	(1,252,343)	(75,743)

Net realized gains:
Class I	(1,298,757)	—	(38)	—
Class S	(1,912,999)	—	(8,984,307)	(1,903,185)
Class S2	(453,112)	—	(2,824,196)	(567,869)

Total distributions	(3,664,868)	(389,877)	(17,296,546)	(2,915,908)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,940,764	26,102,409	75,160,703	117,754,463
Dividends reinvested	3,664,867	389,877	17,296,489	2,915,908

	18,605,631	26,492,286	92,457,192	120,670,371
Cost of shares redeemed	(29,096,765)	(16,699,882)	(25,663,767)	(17,953,550)

Net increase (decrease) in net assets resulting from capital share transactions	(10,491,134)	9,792,404	66,793,425	102,716,821

Net increase (decrease) in net assets	(10,149,294)	23,501,776	113,862,220	123,693,271

NET ASSETS:
Beginning of year	116,315,231	92,813,455	280,590,407	156,897,136

End of year	$106,165,937	$116,315,231	$394,452,627	$280,590,407

Undistributed net investment income at end of year	$—	$—	$2,060,052	$4,455,868

See Accompanying Notes to Financial Statements

75

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Growth and		ING Van Kampen Real
	Income Portfolio		Estate Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$15,302,742	$11,613,705	$13,663,628	$12,749,047
Net realized gain on investments and foreign currency related transactions	67,979,525	90,748,129	121,107,127	75,333,149
Net change in unrealized appreciation or depreciation on investments	65,061,568	(17,188,913)	212,580,520	54,447,786

Net increase in net assets resulting from operations	148,343,835	85,172,921	347,351,275	142,529,982

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(95,726)	(5,813)	(3,049)	—
Class I	(32,579)	—	(2,497,871)	(93,349)
Class S	(10,688,188)	(8,382,527)	(9,835,067)	(8,748,076)
Class S2	(792,053)	(621,747)	(413,452)	(238,326)

Net realized gains:
Class ADV	(619,480)	—	(15,954)	—
Class I	(203,159)	—	(13,070,087)	(231,802)
Class S	(79,441,669)	—	(61,612,820)	(24,311,480)
Class S2	(6,457,087)	—	(2,649,603)	(697,125)

Total distributions	(98,329,941)	(9,010,087)	(90,097,903)	(34,320,158)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	119,450,823	73,734,080	394,511,958	384,077,880
Dividends reinvested	98,329,839	9,010,087	90,097,903	34,320,158

	217,780,662	82,744,167	484,609,861	418,398,038
Cost of shares redeemed	(112,965,398)	(114,342,691)	(472,968,893)	(98,907,020)

Net increase (decrease) in net assets resulting from capital share transactions	104,815,264	(31,598,524)	11,640,968	319,491,018

Net increase in net assets	154,829,158	44,564,310	268,894,340	427,700,842

NET ASSETS:
Beginning of year	923,568,114	879,003,804	1,022,277,945	594,577,103

End of year	$1,078,397,272	$923,568,114	$1,291,172,285	$1,022,277,945

Undistributed net investment income at end of year	$15,290,416	$11,604,489	$14,567,859	$14,240,329

See Accompanying Notes to Financial Statements

76

STATEMENTS OF CHANGES IN NET ASSETS

	ING Wells Fargo Mid Cap		ING Wells Fargo Small Cap
	Disciplined Portfolio		Disciplined Portfolio

	Year Ended	Year Ended	Year Ended	November 30, 2005(1)
	December 31,	December 31,	December 31,	to December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$2,705,921	$1,568,403	$606,610	$(4,539)
Net realized gain on investments	12,378,022	51,798,484	3,335,524	985
Net change in unrealized appreciation or depreciation on investments	25,293,714	(37,691,835)	9,459,559	(129,881)

Net increase (decrease) in net assets resulting from operations	40,377,657	15,675,052	13,401,693	(133,435)

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(964)	—
Class I	(8)	—	(468,569)	—
Class S	(1,594,774)	(1,844,990)	(155,258)	—
Class S2	(21,475)	(20,306)	(3,230)	—

Net realized gains:
Class ADV	—	—	(7,030)	—
Class I	—	—	(2,109,037)	—
Class S	—	—	(1,221,069)	—
Class S2	—	—	(24,959)	—

Total distributions	(1,616,257)	(1,865,296)	(3,990,116)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,802,319	6,197,529	229,752,064	5,077,593
Dividends reinvested	1,616,249	1,865,296	3,990,116	—

	19,418,568	8,062,825	233,742,180	5,077,593
Cost of shares redeemed	(56,695,569)	(59,011,389)	(73,398,723)	(2,004)

Net increase (decrease) in net assets resulting from capital share transactions	(37,277,001)	(50,948,564)	160,343,457	5,075,589

Net increase (decrease) in net assets	1,484,399	(37,138,808)	169,755,034	4,942,154

NET ASSETS:
Beginning of period	288,662,685	325,801,493	4,942,154	—

End of period	$290,147,084	$288,662,685	$174,697,188	$4,942,154

Undistributed net investment income at end of period	$2,703,372	$1,613,708	$—	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

77

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class I

	September 25,	Year	May 13,
	2006(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,
	Class ADV

	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.94	19.06	15.50

Income (loss) from investment operations:
Net investment loss	$(0.01)*	(0.04)*	(0.06)*
Net realized and unrealized gain (loss) on investments	$0.87	0.36	3.62
Total from investment operations	$0.86	0.32	3.56

Less distributions from:
Net realized gains on investments	$—	2.37	—
Total distributions	$—	2.37	—
Net asset value, end of period	$16.80	17.01	19.06

Total Return(2)%	5.40	1.98	22.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	119,963	5,122

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.34	0.74	0.79
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.37	0.77	0.79
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.52	0.77	0.81
Net investment loss(3)(4)%	(0.27)	(0.25)	(0.54)
Portfolio turnover rate %	122	122	103

		Class S

		Year Ended December 31,

		2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$19.03	17.81		14.90	8.92	12.75

Income (loss) from investment operations:
Net investment loss		$(0.04)	(0.11	)*	(0.12)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments		$0.32	1.33		3.03	6.05	(3.76)
Total from investment operations		$0.28	1.22		2.91	5.98	(3.83)

Less distributions from:
Net realized gains on investments		$2.37	—		—	—	—
Total distributions		$2.37	—		—	—	—
Net asset value, end of year		$16.94	19.03		17.81	14.90	8.92

Total Return(2)%		1.75	6.85		19.53	67.04	(30.04)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$475,637	568,850		664,525	528,029	288,770

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.99	1.01		0.97	0.99	1.02
Gross expenses prior to brokerage commission recapture	%	1.02	1.03		1.03	1.04	1.05
Net investment loss	%	(0.24)	(0.66)		(0.79)	(0.68)	(0.69)
Portfolio turnover rate	%	122	103		126	111	159

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

78

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$18.94	17.76		14.88	8.92	8.37

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.14	)*	(0.10)	(0.10)	(0.02)*
Net realized and unrealized gain on investments	$0.32	1.32		2.98	6.06	0.57
Total from investment operations	$0.25	1.18		2.88	5.96	0.55

Less distributions from:
Net realized gains on investments	$2.37	—		—	—	—
Total distributions	$2.37	—		—	—	—
Net asset value, end of period	$16.82	18.94		17.76	14.88	8.92

Total Return(2)%	1.59	6.64		19.35	66.82	6.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,611	17,517		12,901	4,638	158

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.14	1.16		1.12	1.14	1.18
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.17	1.18		1.18	1.19	1.21
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.27	1.28		1.18	1.19	1.21
Net investment loss(3)(4)%	(0.43)	(0.81)		(0.93)	(0.86)	(0.71)
Portfolio turnover rate %	122	103		126	111	159

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

79

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year Ended		March 17,
	December 31,		2004(1) to
			December 31,
	2006	2005	2004

Per Share Operating Performance
Net asset value, beginning of period	$11.48	10.45	10.06

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.02)	(0.00)*
Net realized and unrealized gain on investments	$0.79	1.05	1.25
Total from investment operations	$0.76	1.03	1.25

Less distributions from:
Net realized gains on investments	$0.82	—	0.85
Return of capital	$—	—	0.01
Total distributions	$0.82	—	0.86
Net asset value, end of period	$11.42	11.48	10.45

Total Return(2)%	6.73	9.86	12.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,825	1,714	91

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.36	1.36	1.41
Gross expenses prior to expense waiver(3)%	1.55	1.56	1.41
Net investment loss(3)(4)%	(0.39)	(0.64)	(0.24)
Portfolio turnover rate %	139	155	204

Class I

April 28,
2006(1) to
December 31,
2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.97

Income from investment operations:
Net investment income	$0.02
Net realized and unrealized gain on investments	$0.39
Total from investment operations	$0.41

Less distributions from:
Net realized gains on investments	$0.82
Total distributions	$0.82
Net asset value, end of period	$11.56

Total Return(2)%	3.54

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,464

Ratios to average net assets:
Net expenses after expense waiver(3)%	0.76
Gross expenses prior to expense waiver(3)%	0.80
Net investment income after expense waiver(3)%	0.21
Portfolio turnover rate %	139

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

80

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S

						May 1,
	Year Ended December 31,					2002(1) to
						December 31,
	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.56	10.48	10.22		8.05	10.00

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.01)	(0.00	)*	(0.02)	(0.01)**
Net realized and unrealized gain (loss) on investments	$0.82	1.09	1.12		2.19	(1.94)
Total from investment operations	$0.81	1.08	1.12		2.17	(1.95)

Less distributions from:
Net realized gains on investments	$0.82	—	0.85		—	—
Return of capital	$—	—	0.01		—	—
Total distributions	$0.82	—	0.86		—	—
Net asset value, end of period	$11.55	11.56	10.48		10.22	8.05

Total Return(2)%	7.12	10.31	11.10		26.96	(19.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$153,064	155,252	18,862		14,481	4,757

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.01	1.01	1.05		1.05	1.05
Gross expenses prior to expense waiver(3)%	1.05	1.06	1.05		1.05	1.05
Net investment loss(3)(4)%	(0.08)	(0.27)	(0.01)		(0.27)	(0.09)
Portfolio turnover rate %	139	155	204		102	56

	Class S2

	May 26,	January 1,	Year Ended		September 9,
	2006(1) to	2005(6) to	December 31,		2002(1) to
	December 31,	October 2,			December 31,
	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.37	10.44	10.20	8.05	8.42

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.04)	(0.01)	(0.02)	(0.01)**
Net realized and unrealized gain on investments	$0.91	0.52	1.11	2.17	(0.36)
Total from investment operations	$0.90	0.48	1.10	2.15	(0.37)

Less distributions from:
Net realized gains on investments	$0.82	—	0.85	—	—
Return of capital	$—	—	0.01	—	—
Total distributions	$0.82	—	0.86	—	—
Net asset value, end of period	$11.45	10.92	10.44	10.20	8.05

Total Return(2)%	8.03	4.60	10.93	26.71	(4.39)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12	2,294	2,167	857	117

Ratios to average net assets:
Net expenses after expense waiver(3)(5)%	1.16	1.20	1.21	1.20	1.21
Gross expenses prior to expense waiver(3)%	1.30	1.32	1.21	1.20	1.21
Net investment loss(3)(5)%	(0.12)	(0.52)	(0.09)	(0.43)	(0.26)
Portfolio turnover rate %	139	78	204	102	56

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

(6) Class S2 was fully redeemed on October 3, 2005 and recommenced operations on May 26, 2006.

* Amount is more than $(0.005).

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

81

ING BLACKROCK LARGE CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

		Year Ended				May 18,
	April 28,	December 31,				2004(1) to
	2006(1) to					December 31,
	December 31, 2006	2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$13.48	12.35		11.70		10.75

Income from investment operations:
Net investment income	$0.04 *	0.12	*	0.10		0.05
Net realized and unrealized gain on investments	$0.66	1.90		0.55		1.46
Total from investment operations	$0.70	2.02		0.65		1.51

Less distributions from:
Net investment income	$0.10	0.10		—		0.04
Net realized gains on investments	$0.33	0.33		0.00	**	0.52
Total distributions	$0.43	0.43		—		0.56
Net asset value, end of period	$13.75	13.94		12.35		11.70

Total Return(2)%	5.45	16.65		5.56		14.15

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	43,567		44,567		47,498

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.35	0.75		0.78		0.80
Gross expenses prior to expense waiver(3)%	1.55	0.80		0.82		0.80
Net investment income(3)(4)%	0.47	0.90		0.83		0.76
Portfolio turnover rate %	103	103		170		75

	Class S

							May 1,
	Year Ended December 31,						2002(1) to
							December 31,
	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.31		11.69		10.98	8.45	10.00

Income (loss) from investment operations:
Net investment income	$0.09	*	0.09		0.02	0.01	0.00 **
Net realized and unrealized gain (loss) on investments	$1.89		0.53		1.24	2.62	(1.55)
Total from investment operations	$1.98		0.62		1.26	2.63	(1.55)

Less distributions from:
Net investment income	$0.07		—		0.03	0.01	—
Net realized gains on investments	$0.33		0.00	**	0.52	0.09	—
Total distributions	$0.40		—		0.55	0.10	—
Net asset value, end of period	$13.89		12.31		11.69	10.98	8.45

Total Return(2)%	16.36		5.31		11.52	31.22	(15.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,171		42,308		74,928	27,213	8,045

Ratios to average net assets:
Net expenses after expense waiver(3)%	1.00		1.03		1.05	1.05	1.05
Gross expenses prior to expense waiver(3)%	1.05		1.07		1.05	1.05	1.05
Net investment income(3)%	0.69		0.57		0.34	0.17	0.06
Portfolio turnover rate %	103		170		75	76	61

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

82

ING BLACKROCK LARGE CAP VALUE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

								September 9,
	Year Ended December 31,							2002(1) to
								December 31,
	2006		2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.26		11.67		10.96	8.44		8.21

Income (loss) from investment operations:
Net investment income (loss)	$0.07	*	0.05		0.02	0.00	**	(0.01)*
Net realized and unrealized gain on investments	$1.89		0.54		1.22	2.62		0.24
Total from investment operations	$1.96		0.59		1.24	2.62		0.23

Less distributions from:
Net investment income	$0.07		—		0.01	0.01		—
Net realized gains on investments	$0.33		0.00	**	0.52	0.09		—
Total distributions	$0.40		—		0.53	0.10		—
Net asset value, end of period	$13.82		12.26		11.67	10.96		8.44

Total Return(2)%	16.20		5.06		11.41	31.07		2.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,560		3,134		2,417	805		58

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.15		1.18		1.20	1.20		1.21
Gross expenses prior to expense waiver(3)%	1.30		1.32		1.20	1.20		1.21
Net investment income (loss)(3)(4)%	0.53		0.45		0.22	0.01		(0.37)
Portfolio turnover rate %	103		170		75	76		61

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

83

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 29,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.02	12.86

Income (loss) from investment operations:
Net investment loss	$(0.00)**	(0.01)*
Net realized and unrealized gain on investments	$—	0.29
Total from investment operations	$(0.00)**	0.28

Less distributions from:
Net investment income	$—	0.09
Total distributions	$—	0.09
Net asset value, end of period	$13.02	13.05

Total Return(2)%	—	2.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.24	0.64
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.25	0.65
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.40	0.65
Net investment loss(3)%	(1.24)	(0.06)
Portfolio turnover rate %	35	35

		Class S

		Year Ended December 31,

		2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$11.65		11.79	10.99	7.84	10.53

Income (loss) from investment operations:
Net investment income		$0.02	*	0.05	0.02	0.02	0.02 *
Net realized and unrealized gain (loss) on investments		$1.46		(0.17)	0.80	3.14	(2.70)
Total from investment operations		$1.48		(0.12)	0.82	3.16	(2.68)

Less distributions from:
Net investment income		$0.05		0.02	0.02	0.01	0.01
Total distributions		$0.05		0.02	0.02	0.01	0.01
Net asset value, end of year		$13.08		11.65	11.79	10.99	7.84

Total Return(2)%		12.76		(1.02)	7.48	40.36	(25.43)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$437,436		478,871	567,903	573,425	365,177

Ratio to average net assets:
Net expenses after brokerage commission recapture	%	0.89		0.90	0.91	0.93	0.94
Gross expenses prior to brokerage commission recapture	%	0.90		0.91	0.92	0.94	0.95
Net investment income	%	0.13		0.41	0.20	0.28	0.28
Portfolio turnover rate	%	35		87	41	40	40

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than ($0.005).

See Accompanying Notes to Financial Statements

84

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2006		2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.61		11.77	11.00		7.86	7.98

Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)* *	* 0.03	0.01	*	0.01	0.02 *
Net realized and unrealized gain (loss) on investments	$1.45		(0.17)	0.79		3.14	(0.14)
Total from investment operations	$1.45		(0.14)	0.80		3.15	(0.12)

Less distributions from:
Net investment income	$0.04		0.02	0.03		0.01	0.00 **
Total distributions	$0.04		0.02	0.03		0.01	0.00 **
Net asset value, end of period	$13.02		11.61	11.77		11.00	7.86

Total Return(2)%	12.54		(1.19)	7.32		40.08	(1.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,400		9,136	7,977		4,148	330

Ratio to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.04		1.05	1.06		1.08	1.10
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.05		1.06	1.07		1.09	1.11
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)%	1.15		1.16	1.07		1.09	1.11
Net investment income (loss)(3)(4)%	(0.02)		0.28	0.10		0.13	0.75
Portfolio turnover rate %	35		87	41		40	40

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than ($0.005).

See Accompanying Notes to Financial Statements

85

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 29,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.43	12.93

Income from investment operations:
Net investment income (loss)	$(0.00)**	0.05
Net realized and unrealized gain on investments	$—	0.41
Total from investment operations	$(0.00)**	0.46

Less distributions from:
Net investment income	$—	0.09
Net realized gains on investments	$—	0.87
Total distributions	$—	0.96
Net asset value, end of period	$12.43	12.43

Total Return(2)%	—	4.09

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.34	0.74
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.35	0.75
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.50	0.75
Net investment income (loss)(3)(4)%	(1.34)	0.67
Portfolio turnover rate %	26	26

		Class S

		Year Ended December 31,

		2006		2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of year		$12.20		11.54		10.58	7.74		10.18

Income (loss) from investment operations:
Net investment income		$0.06	*	0.05	*	0.05	0.02		0.03 *
Net realized and unrealized gain (loss) on investments		$1.13		0.66		0.93	2.82		(2.45)
Total from investment operations		$1.19		0.71		0.98	2.84		(2.42)

Less distributions from:
Net investment income		$0.06		0.05		0.02	0.00	*	0.02
Net realized gains on investments		$0.87		—		—	—		—
Total distributions		$0.93		0.05		0.02	—		0.02
Net asset value, end of year		$12.46		12.20		11.54	10.58		7.74

Total Return(2)%		10.27		6.19		9.27	36.75		(23.79)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$573,818		608,300		662,965	575,864		301,376

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.99		0.99		0.99	0.99		0.99
Gross expenses prior to brokerage commission recapture	%	1.00		1.00		1.00	1.00		1.01
Net investment income	%	0.52		0.42		0.44	0.30		0.33
Portfolio turnover rate	%	26		33		23	21		27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than ($0.005).

See Accompanying Notes to Financial Statements

86

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.18		11.52		10.58	7.76	7.45

Income from investment operations:
Net investment income	$0.04	*	0.03	*	0.03	0.01	0.01 *
Net realized and unrealized gain on investments	$1.12		0.67		0.93	2.81	0.31
Total from investment operations	$1.16		0.70		0.96	2.82	0.32

Less distributions from:
Net investment income	$0.04		0.04		0.02	—	0.01
Net realized gains on investments	$0.87		—		—	—	—
Total distributions	$0.91		0.04		0.02	—	0.01
Net asset value, end of period	$12.43		12.18		11.52	10.58	7.76

Total Return(2)%	10.08		6.13		9.10	36.34	4.25

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,098		10,963		10,038	6,788	344

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.14		1.14		1.14	1.14	1.12
Net expenses after expense waiver and prior to brokerage commission recapture (3)(4)%	1.15		1.15		1.15	1.15	1.16
Gross expenses prior to expense waiver and prior to brokerage commission recapture (3)%	1.25		1.25		1.15	1.15	1.16
Net investment income(3)(4)%	0.37		0.27		0.31	0.13	0.33
Portfolio turnover rate %	26		33		23	21	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

87

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	January 17,	Year	August 15,
	2006(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.92	13.25	12.48

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	0.07 *	0.02 *
Net realized and unrealized gains on investments	$0.75	1.49	0.75
Total from investment operations	$0.73	1.56	0.77

Less distributions from:
Net realized gains on investments	$1.37	1.37	—
Total distributions	$1.37	1.37	—
Net asset value, end of period	$13.28	13.44	13.25

Total Return(2)%	5.62	12.21	6.17

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,276	84,973	214

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.25	0.65	0.74
Gross expenses prior to expense waiver(3)%	1.40	0.65	0.74
Net investment income (loss)(3)(4)%	(0.17)	0.50	0.34
Portfolio turnover rate %	160	160	186

	Class S

	Year Ended December 31,

	2006	2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.23	12.26		9.89	7.41		9.21

Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.01	)*	(0.03)	0.02		0.03 *
Net realized and unrealized gain (loss) on investments	$1.50	1.95		2.41	2.46		(1.81)
Total from investment operations	$1.52	1.94		2.38	2.48		(1.78)

Less distributions from:
Net investment income	$—	—		0.01	0.00	**	0.02
Net realized gains on investments	$1.37	0.97		—	—		—
Total distributions	$1.37	0.97		0.01	0.00	**	0.02
Net asset value, end of period	$13.38	13.23		12.26	9.89		7.41

Total Return(2)%	11.91	16.90		24.10	33.47		(19.34)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$665,138	584,904		252,605	163,668		91,198

Ratios to average net assets:
Expenses(3)%	0.90	0.99		1.01	1.00		1.01
Net investment income (loss)(3)%	0.16	(0.06)		(0.30)	0.32		0.33
Portfolio turnover rate %	160	186		151	93		106

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

88

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.19		12.24		9.90	7.43	7.76

Income (loss) from investment operations:
Net investment income (loss)	$0.00	**	(0.03	)*	(0.03)	0.01	0.01 *
Net realized and unrealized gain (loss) on investments	$1.50		1.95		2.39	2.46	(0.33)
Total from investment operations	$1.50		1.92		2.36	2.47	(0.32)

Less distributions from:
Net investment income	$—		—		0.02	—	0.01
Net realized gains on investments	$1.37		0.97		—	—	—
Total distributions	$1.37		0.97		0.02	—	0.01
Net asset value, end of period	$13.32		13.19		12.24	9.90	7.43

Total Return(2)%	11.79		16.76		23.83	33.24	(4.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$42,398		30,511		9,814	3,752	226

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.05		1.14		1.16	1.15	1.16
Gross expenses prior to expense waiver(3)%	1.15		1.24		1.16	1.15	1.16
Net investment income (loss)(3)(4)%	0.02		(0.20)		(0.45)	0.17	0.30
Portfolio turnover rate %	160		186		151	93	106

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

89

ING FMRSM LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	June 2,		April 29,
	2006(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.26	10.60	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)*	0.02	0.07 *
Net realized and unrealized gain on investments	$0.60	0.28	0.57
Total from investment operations	$0.57	0.30	0.64

Less distributions from:
Net investment income	$0.00 **	0.00 **	0.02
Net realized gains on investments	$0.01	0.01	0.02
Total distributions	$0.01	0.01	0.04
Net asset value, end of period	$10.82	10.89	10.60

Total Return(2)%	5.54	2.81	6.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4	471,673	141,848

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)%	1.28	0.68	0.73
Gross expenses prior to expense waiver(3)%	1.46	0.71	0.73
Net investment income (loss)(3)(4)(5)%	(0.45)	0.30	0.53
Portfolio turnover rate %	322	322	139

	Class S		Class S2

	Year	May 4,	December 29,	January 1,	June 1,
	Ended	2005(1) to	2006(6) to	2006 to	2005(1) to
	December 31,	December 31,	December 31,	April 30,	December 31,
	2006	2005	2006	2006(6)	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.59	10.12	10.82	10.60	10.48

Income from investment operations:
Net investment income (loss)	$—	0.02 *	(0.00)**	0.00 **	0.00 ***
Net realized and unrealized gain (loss) on investments	$0.27	0.48	—	0.25	0.14
Total from investment operations	$0.27	0.50	(0.00)**	0.25	0.14

Less distributions from:
Net investment income	$—	0.01	—	—	—
Net realized gains on investments	$0.01	0.02	—	—	0.02
Total distributions	$0.01	0.03	—	—	0.02
Net asset value, end of period	$10.85	10.59	10.82	10.85	10.60

Total Return(2)%	2.53	5.00	—	2.36	1.37

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$185,725	9,662	1	6	16

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)%	0.93	0.98	1.08	1.13	1.13
Gross expenses prior to expense waiver(3)%	0.96	0.98	1.21	1.23	1.23
Net investment income (loss)(3)(4)(5)%	0.04	0.27	(1.08)	(0.02)	0.06
Portfolio turnover rate %	322	139	322	322	139

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(6) Class S2 was fully redeemed on May 1, 2006 and recommenced operations on December 29, 2006.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than ($0.005).

See Accompanying Notes to Financial Statements

90

ING FMRSM MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 29,	Year Ended				May 1,
	2006(1) to	December 31,				2003(1) to
	December 31,					December 31,
	2006	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.45	12.07		11.68	10.13	7.79

Income (loss) from investment operations:
Net investment loss	$(0.00)**	(0.00	)**	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain on investments	$—	0.58		0.40	1.58	2.36
Total from investment operations	$(0.00)**	0.58		0.39	1.55	2.34
Net asset value, end of period	$12.45	12.65		12.07	11.68	10.13

Total Return(2)%	—	4.81		3.34	15.30	30.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	6,456		9,187	4,953	3,396

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.22	0.62		0.60	0.62	0.61
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.23	0.63		0.63	0.64	0.65
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39	0.64		0.64	0.64	0.65
Net investment loss(3)(4)%	(1.22)	(0.03)		(0.11)	(0.32)	(0.18)
Portfolio turnover rate %	211	211		79	80	95

		Class S

		Year Ended December 31,

		2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$11.98	11.62	10.10	7.26	14.18

Income (loss) from investment operations:
Net investment loss		$(0.04)	(0.04)	(0.07)	(0.03)	(0.05)*
Net realized and unrealized gain (loss) on investments		$0.59	0.40	1.59	2.87	(6.87)
Total from investment operations		$0.55	0.36	1.52	2.84	(6.92)
Net asset value, end of year		$12.53	11.98	11.62	10.10	7.26

Total Return(2)%		4.59	3.10	15.05	39.12	(48.80)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$532,944	630,058	764,301	743,049	522,323

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture	%	0.87	0.85	0.87	0.86	0.84
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.88	0.88	0.89	0.90	0.90
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.89	0.89	0.89	0.90	0.90
Net investment loss	%	(0.28)	(0.38)	(0.58)	(0.41)	(0.44)
Portfolio turnover rate	%	211	79	80	95	163

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than ($0.005).

See Accompanying Notes to Financial Statements

91

ING FMRSM MID CAP GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2006	2005	2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.93	11.59	10.09	7.26		7.36

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.06)	(0.06)	(0.05	)*	(0.01)*
Net realized and unrealized gain (loss) on investments	$0.58	0.40	1.56	2.88		(0.09)
Total from investment operations	$0.53	0.34	1.50	2.83		(0.10)
Net asset value, end of period	$12.46	11.93	11.59	10.09		7.26

Total Return(2)%	4.44	2.93	14.87	38.98		(1.36)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,714	19,169	17,124	9,620		559

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.02	1.00	1.02	1.01		0.95
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.03	1.04	1.04	1.05		1.06
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.14	1.14	1.04	1.05		1.06
Net investment loss(3)(4)%	(0.42)	(0.53)	(0.71)	(0.59)		(0.30)
Portfolio turnover rate %	211	79	80	95		163

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

92

ING FRANKLIN INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S	Class S2

	December 29,	April 28,	April 28,	May 3,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.02	10.00	10.00	9.99

Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	0.35 *	0.35 *	0.33 *
Net realized and unrealized gain (loss) on investments	$—	0.70	0.68	0.70
Total from investment operations	$(0.00)**	1.05	1.03	1.03
Net asset value, end of period	$11.02	11.05	11.03	11.02

Total Return(2)%	—	10.50	10.30	10.31

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	25,465	177,754	2,917

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)%	1.34	0.74	0.99	1.14
Gross expenses prior to expense waiver(3)%	1.55	0.80	1.05	1.30
Net investment income (loss)(3)(4)(5)%	(1.34)	5.01	4.82	4.57
Portfolio turnover rate %	9	9	9	9

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2007. There is no guarantee that these waivers will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than ($0.005).

See Accompanying Notes to Financial Statements

93

ING LORD ABBETT AFFILIATED PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

Class ADV

April 28,
2006(1) to
December 31,
2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.92

Income (loss) from investment operations:
Net investment income	$0.08 *
Net realized and unrealized gain on investments	$0.82
Total from investment operations	$0.90

Less distributions from:
Net investment income	$0.16
Net realized gains on investment	$1.15
Total distributions	$1.31
Net asset value, end of period	$12.51

Total Return(2)%	7.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.34
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.35
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.50
Net investment income(3)(4)%	1.00
Portfolio turnover rate %	48

	Class I

							June 24,
	Year Ended December 31,						2003(1) to
							December 31,
	2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.98		11.50		10.51		9.17

Income (loss) from investment operations:
Net investment income	$0.19	*	0.16	*	0.13	*	0.04
Net realized and unrealized gain on investments	$1.82		0.49		0.95		1.32
Total from investment operations	$2.01		0.65		1.08		1.36

Less distributions from:
Net investment income	$0.16		0.17		0.09		0.02
Net realized gains on investment	$1.15		—		—		—
Total distributions	$1.31		0.17		0.09		0.02
Net asset value, end of period	$12.68		11.98		11.50		10.51

Total Return(2)%	17.92		5.73		10.26		14.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$91,058		1,270		1,286		250

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.74		0.75		0.75		0.75
Gross expenses prior to brokerage commission recapture(3)%	0.75		0.75		0.75		0.75
Net investment income(3)%	1.56		1.36		1.65		1.44
Portfolio turnover rate %	48		141		36		40

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

94

ING LORD ABBETT AFFILIATED PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$11.96		11.48		10.51	8.02	10.50

Income (loss) from investment operations:
Net investment income		$0.15	*	0.13	*	0.14	0.10	0.09 *
Net realized and unrealized gain (loss) on investments		$1.82		0.49		0.90	2.41	(2.50)
Total from investment operations		$1.97		0.62		1.04	2.51	(2.41)

Less distributions from:
Net investment income		$0.11		0.14		0.07	0.02	0.07
Net realized gains on investments		$1.15		—		—	—	—
Total distributions		$1.26		0.14		0.07	0.02	0.07
Net asset value, end of year		$12.67		11.96		11.48	10.51	8.02

Total Return(1)%		17.60		5.48		9.92	31.25	(22.98)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$161,230		176,644		210,577	139,825	94,986

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.99		1.00		1.00	1.00	1.01
Gross expenses prior to brokerage commission recapture	%	1.00		1.00		1.00	1.00	1.01
Net investment income	%	1.25		1.10		1.34	1.24	1.03
Portfolio turnover rate	%	48		141		36	40	42

	Class S2

								September 9,
	Year Ended December 31,							2002(2) to
								December 31,
	2006		2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.94		11.47		10.52		8.03	8.16

Income (loss) from investment operations:
Net investment income	$0.14	*	0.11	*	0.13	*	0.08	0.04 *
Net realized and unrealized gain (loss) on investments	$1.79		0.50		0.89		2.42	(0.11)
Total from investment operations	$1.93		0.61		1.02		2.50	(0.07)

Less distributions from:
Net investment income	$0.11		0.14		0.07		0.01	0.06
Net realized gains on investments	$1.15		—		—		—	—
Total distributions	$1.26		0.14		0.07		0.01	0.06
Net asset value, end of period	$12.61		11.94		11.47		10.52	8.03

Total Return(1)%	17.31		5.41		9.73		31.11	(0.92)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,688		2,803		1,917		1,015	307

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.14		1.15		1.15		1.15	1.16
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.15		1.15		1.15		1.15	1.16
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.25		1.25		1.15		1.15	1.16
Net investment income(3)(4)%	1.12		0.94		1.22		1.07	1.37
Portfolio turnover rate %	48		141		36		40	42

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) Commencement of operations.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

95

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

							December 16,
	Year Ended December 31,						2003(1) to
							December 31,
	2006		2005		2004		2003

Per Share Operating Performance
Net asset value, beginning of period	$24.86		24.37		21.34		20.75

Income from investment operations:
Net investment income	$0.45	*	0.31	*	0.34	*	0.01
Net realized and unrealized gain on investments	$2.88		1.41		3.13		0.68
Total from investment operations	$3.33		1.72		3.47		0.69

Less distributions:
Net investment income	$0.40		0.36		0.28		0.08
Net realized gains on investments	$1.68		0.87		0.16		0.02
Total distributions	$2.08		1.23		0.44		0.10
Net asset value, end of period	$26.11		24.86		24.37		21.34

Total Return(2)%	14.25		7.33		16.28		3.72

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70,012		48,910		12,693		42

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.24		1.25		1.25		1.28
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.25		1.25		1.26		1.29
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.40		1.40		1.26		1.29
Net investment income(3)(4)%	1.81		1.16		1.49		2.72
Portfolio turnover rate %	58		23		21		12

	Class I

						May 2,
	Year Ended December 31,					2003(1) to
						December 31,
	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$25.17		24.52		21.35	17.61

Income from investment operations:
Net investment income	$0.61	*	0.43	*	0.31	0.20
Net realized and unrealized gain on investments	$2.93		1.46		3.30	3.65
Total from investment operations	$3.54		1.89		3.61	3.85

Less distributions from:
Net investment income	$0.39		0.37		0.28	0.09
Net realized gains on investments	$1.68		0.87		0.16	0.02
Total distributions	$2.07		1.24		0.44	0.11
Net asset value, end of period	$26.64		25.17		24.52	21.35

Total Return(2)%	14.91		8.03		16.93	21.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$111,625		76,428		56,649	34,659

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.64		0.65		0.65	0.68
Gross expenses prior to brokerage commission recapture (3)%	0.65		0.65		0.67	0.69
Net investment income(3)%	2.40		1.75		2.04	2.00
Portfolio turnover rate %	58		23		21	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

96

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$25.13		24.50		21.36	17.13	17.50

Income (loss) from investment operations:
Net investment income		$0.55	*	0.37	*	0.32	0.26	0.38	*
Net realized and unrealized gain (loss) on investments		$2.92		1.46		3.22	4.06	(0.29)
Total from investment operations		$3.47		1.83		3.54	4.32	0.09

Less distributions from:
Net investment income		$0.31		0.33		0.24	0.07	0.26
Net realized gains on investments		$1.68		0.87		0.16	0.02	0.20
Total distributions		$1.99		1.20		0.40	0.09	0.46
Net asset value, end of year		$26.61		25.13		24.50	21.36	17.13

Total Return(1)%		14.64		7.74		16.61	25.23	0.48

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$2,843,235		2,318,302		1,917,252	1,413,027	994,912

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.89		0.90		0.90	0.93	0.94
Gross expenses prior to brokerage commission recapture	%	0.90		0.90		0.92	0.94	0.95
Net investment income	%	2.15		1.50		1.76	1.73	2.13
Portfolio turnover rate	%	58		23		21	12	16

	Class S2

									September 9,
	Year Ended December 31,								2002(2) to
									December 31,
	2006		2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$25.03		24.44		21.35		17.15		17.40

Income from investment operations:
Net investment income	$0.51	*	0.34	*	0.39	*	0.28	*	0.12 *
Net realized and unrealized gain on investments	$2.90		1.45		3.12		4.00		0.06
Total from investment operations	$3.41		1.79		3.51		4.28		0.18

Less distributions from:
Net investment income	$0.30		0.33		0.26		0.06		0.23
Net realized gains on investments	$1.68		0.87		0.16		0.02		0.20
Total distributions	$1.98		1.20		0.42		0.08		0.43
Net asset value, end of period	$26.46		25.03		24.44		21.35		17.15

Total Return(1)%	14.45		7.59		16.48		24.96		1.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$115,617		91,510		55,360		20,123		903

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.04		1.05		1.05		1.08		0.09
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.05		1.05		1.05		1.08		0.09
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.15		1.15		1.07		1.09		1.10
Net investment income(3)%	2.00		1.35		1.72		1.62		2.20
Portfolio turnover rate %	58		23		21		12		16

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) Commencement of operations.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

97

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year Ended				January 15,
	December 31,				2004(1) to
					December 31,
	2006		2005		2004

Per Share Operating Performance
Net asset value, beginning of period	$13.65		13.68		12.35

Income from investment operations:
Net investment income	$0.18	*	0.17	*	0.16 *
Net realized and unrealized gain on investments	$2.27		0.29		1.37
Total from investment operations	$2.45		0.46		1.53

Less distributions:
Net investment income	$0.20		0.17		0.13
Net realized gains on investments	$0.62		0.32		0.07
Total distributions	$0.82		0.49		0.20
Net asset value, end of period	$15.28		13.65		13.68

Total Return(2)%	18.66		3.55		12.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,856		20,692		3,581

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.24		1.25		1.26
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24		1.25		1.27
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.40		1.40		1.27
Net investment income(3)(4)%	1.23		1.21		1.34
Portfolio turnover rate %	19		18		16

	Class I

						May 2,
	Year Ended December 31,					2003(1) to
						December 31,
	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.80		13.76		12.13	9.91

Income from investment operations:
Net investment income	$0.26	*	0.25	*	0.22	0.08
Net realized and unrealized gain on investments	$2.31		0.29		1.61	2.19
Total from investment operations	$2.57		0.54		1.83	2.27

Less distributions from:
Net investment income	$0.23		0.18		0.13	0.04
Net realized gains on investments	$0.62		0.32		0.07	0.01
Total distributions	$0.85		0.50		0.20	0.05
Net asset value, end of period	$15.52		13.80		13.76	12.13

Total Return(2)%	19.42		4.12		15.11	22.99

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,382		45,227		10,643	2,762

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)%	0.64		0.65		0.66	0.68
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	0.64		0.65		0.67	0.69
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.65		0.65		0.67	0.69
Net investment income(3)%	1.84		1.92		1.84	1.99
Portfolio turnover rate %	19		18		16	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

98

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$13.78	13.74		12.12	9.72	11.41

Income (loss) from investment operations:
Net investment income		$0.23	0.21	*	0.19	0.17	0.17
Net realized and unrealized gain (loss) on investments		$2.30	0.31		1.61	2.27	(1.68)
Total from investment operations		$2.53	0.52		1.80	2.44	(1.51)

Less distributions from:
Net investment income		$0.20	0.16		0.11	0.03	0.12
Net realized gains on investments		$0.62	0.32		0.07	0.01	0.06
Total distributions		$0.82	0.48		0.18	0.04	0.18
Net asset value, end of year		$15.49	13.78		13.74	12.12	9.72

Total Return(2)%		19.09	3.92		14.89	25.16	(13.19)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,244,743	1,067,106		978,340	658,866	418,276

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture	%	0.89	0.90		0.91	0.93	0.93
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.89	0.90		0.92	0.94	0.95
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.90	0.90		0.92	0.94	0.95
Net investment income	%	1.58	1.53		1.52	1.68	1.58
Portfolio turnover rate	%	19	18		16	12	23

	Class S2

								September 9,
	Year Ended December 31,							2002(1) to
								December 31,
	2006		2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.72		13.70		12.12		9.72	9.92

Income (loss) from investment operations:
Net investment income	$0.21	*	0.19	*	0.17	*	0.16	0.06 *
Net realized and unrealized gain (loss) on investments	$2.29		0.30		1.60		2.27	(0.09)
Total from investment operations	$2.50		0.49		1.77		2.43	(0.03)

Less distributions from:
Net investment income	$0.20		0.15		0.12		0.02	0.11
Net realized gains on investments	$0.62		0.32		0.07		0.01	0.06
Total distributions	$0.82		0.47		0.19		0.03	0.17
Net asset value, end of period	$15.40		13.72		13.70		12.12	9.72

Total Return(2)%	18.93		3.75		14.61		25.10	(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$61,853		38,469		23,759		11,362	650

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.04		1.05		1.06		1.08	1.08
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.04		1.05		1.07		1.09	1.10
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.15		1.15		1.07		1.09	1.10
Net investment income(3)(4)%	1.43		1.41		1.40		1.58	1.89
Portfolio turnover rate %	19		18		16		12	23

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

99

ING TEMPLETON GLOBAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 29,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.39	14.83

Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	0.15 *
Net realized and unrealized gain on investments	$—	1.37
Total from investment operations	$(0.00)**	1.52

Less distributions from:
Net investment income	$—	0.17
Net realized gains on investments	$—	1.71
Total distributions	$—	1.88
Net asset value, end of period	$14.39	14.47

Total Return(2)%	—	12.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.53	0.93
Gross expenses prior to expense waiver(3)%	1.68	0.93
Net investment income (loss)(3)(4)%	(1.53)	1.58
Portfolio turnover rate %	20	20

		Class S

		Year Ended December 31,

		2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$13.61	12.48	11.30	8.29	10.40

Income (loss) from investment operations:
Net investment income		$0.17	0.09	0.05	0.03	0.02 *
Net realized and unrealized gain (loss) on investments		$2.56	1.13	1.19	2.98	(2.12)
Total from investment operations		$2.73	1.22	1.24	3.01	(2.10)

Less distributions from:
Net investment income		$0.14	0.09	0.06	—	0.00 **
Net realized gains on investments		$1.71	—	—	—	—
Return of capital		$—	—	—	—	0.01
Total distributions		$1.85	0.09	0.06	—	0.01
Net asset value, end of year		$14.49	13.61	12.48	11.30	8.29

Total Return(2)%		21.92	9.88	10.95	36.31	(20.18)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$478,331	380,403	389,945	358,796	226,961

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.17	1.22	1.26	1.25	1.25
Gross expenses prior to brokerage commission recapture	%	1.18	1.22	1.26	1.26	1.26
Net investment income	%	1.28	0.67	0.45	0.38	0.20
Portfolio turnover rate	%	20	109	28	23	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than ($0.005).

See Accompanying Notes to Financial Statements

100

ING TEMPLETON GLOBAL GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.54	12.43	11.30	8.29	8.05

Income (loss) from investment operations:
Net investment income (loss)	$0.14	0.06	0.02	0.02	(0.00)*
Net realized and unrealized gain on investments	$2.55	1.14	1.18	2.99	0.24
Total from investment operations	$2.69	1.20	1.20	3.01	0.24

Less distributions from:
Net investment income	$0.13	0.09	0.07	—	—
Net realized gains on investments	$1.71	—	—	—	—
Total distributions	$1.84	0.09	0.07	—	—
Net asset value, end of period	$14.39	13.54	12.43	11.30	8.29

Total Return(2)%	21.71	9.78	10.64	36.31	2.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,480	6,469	4,770	2,081	60

Ratio to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.32	1.37	1.41	1.40	1.40
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.33	1.37	1.41	1.41	1.41
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.43	1.47	1.41	1.41	1.41
Net investment income (loss)(3)(4)%	1.11	0.49	0.21	0.23	(0.16)
Portfolio turnover rate %	20	109	28	23	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

101

ING UBS U.S. ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	April 28,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.27	10.31

Income from investment operations:
Net investment income	$0.08 *	0.13 *
Net realized and unrealized gain on investments	$0.68	0.68
Total from investment operations	$0.76	0.81

Less distributions from:
Net investment income	$0.17	0.17
Total distributions	$0.17	0.17
Net asset value, end of period	$10.86	10.95

Total Return(2)%	7.50	7.96

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.30	0.70
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.31	0.71
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.48	0.73
Net investment income(3)(4)%	1.19	1.78
Portfolio turnover rate %	79	79

		Class S

		Year Ended December 31,

		2006		2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of year		$10.02		9.53		8.65	7.33		8.71

Income (loss) from investment operations:
Net investment income		$0.17	*	0.13	*	0.11	0.09		0.09 *
Net realized and unrealized gain (loss) on investments		$0.92		0.49		0.83	1.23		(1.38)
Total from investment operations		$1.09		0.62		0.94	1.32		(1.29)

Less distributions from:
Net investment income		$0.14		0.13		0.06	0.00	**	0.09
Total distributions		$0.14		0.13		0.06	0.00	**	0.09
Net asset value, end of year		$10.97		10.02		9.53	8.65		7.33

Total Return(2)%		11.02		6.52		10.93	18.02		(14.77)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$111,921		124,059		102,356	68,691		47,394

Ratio to average net assets:
Net expenses after expense waiver and brokerage commission recapture	%	0.95		0.97		1.01	1.01		1.01
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.96		0.98		1.01	1.01		1.01
Gross expenses prior to expense waiver and broker commission recapture	%	0.98		1.00		1.01	1.01		1.01
Net investment income	%	1.67		1.33		1.65	1.38		1.11
Portfolio turnover rate	%	79		104		106	203		126

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

102

ING UBS U.S. ALLOCATION PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

	Year Ended					June 3,
	December 31,					2003(1) to
						December 31,
	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$9.98	9.51		8.65		7.88

Income from investment operations:
Net investment income	$0.15	0.11	*	0.14	*	0.02
Net realized and unrealized gain on investments	$0.92	0.49		0.79		0.75
Total from investment operations	$1.07	0.60		0.93		0.77

Less distributions from:
Net investment income	$0.13	0.13		0.07		0.00 **
Total distributions	$0.13	0.13		0.07		0.00 **
Net asset value, end of period	$10.92	9.98		9.51		8.65

Total Return(2)%	10.88	6.34		10.81		9.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,336	4,708		3,174		963

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.10	1.12		1.16		1.16
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.11	1.13		1.16		1.16
Gross expenses prior to expense waiver and broker commission recapture(3)%	1.23	1.25		1.16		1.16
Net investment income(3)(4)%	1.53	1.18		1.53		1.39
Portfolio turnover rate %	79	104		106		203

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

103

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 29,	Year Ended			May 6,
	2006(1) to	December 31,			2004(1) to
	December 31,				December 31,
	2006	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.83	11.85		10.32	9.71

Income from investment operations:
Net investment income (loss)	$(0.00)**	0.00	**	0.01	0.04
Net realized and unrealized gain on investments	$—	0.49		1.58	0.62
Total from investment operations	$(0.00)**	0.49		1.59	0.66

Less distributions from:
Net investment income	$—	—		0.06	0.00 **
Net realized gains on investments	$—	0.40		—	0.05
Total distributions	$—	0.40		0.06	0.05
Net asset value, end of period	$11.83	11.94		11.85	10.32

Total Return(2)%	—	4.31		15.45	6.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	35,555		42,210	42,752

Ratios of average net assets:
Net expenses after expense waiver(3)(4)%	1.23	0.63		0.66	0.65
Gross expenses prior to expense waiver(3)%	1.40	0.65		0.68	0.65
Net investment income (loss)(3)(4)%	(1.23)	0.01		0.08	1.04
Portfolio turnover rate %	59	59		84	170

	Class S

						May 1,
	Year Ended December 31,					2002(1) to
						December 31,
	2006	2005	2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.82	10.31	9.65	7.89		10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	(0.02)	0.04	0.01		0.01 *
Net realized and unrealized gain (loss) on investments	$0.49	1.57	0.67	1.85		(2.11)
Total from investment operations	$0.46	1.55	0.71	1.86		(2.10)

Less distributions from:
Net investment income	$—	0.04	—	0.00	**	0.01
Net realized gain on investments	$0.40	—	0.05	0.10		—
Total distributions	$0.40	0.04	0.05	0.10		0.01
Net asset value, end of period	$11.88	11.82	10.31	9.65		7.89

Total Return(2)%	4.06	15.04	7.34	23.65		(21.05)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$57,207	61,289	40,272	29,803		6,334

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.88	0.91	0.90	1.02		1.00
Gross expenses prior to expense waiver(3)%	0.90	0.93	0.90	1.02		1.00
Net investment income (loss)(3)(4)%	(0.24)	(0.16)	0.44	0.06		0.13
Portfolio turnover rate %	59	84	170	120		113

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than ($0.005).

See Accompanying Notes to Financial Statements

104

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.79	10.28	9.65	7.89	8.07

Income (loss) from investment operations:
Net investment income (loss)	$(0.05)	(0.03)	0.03	(0.01)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.49	1.57	0.65	1.87	(0.18)
Total from investment operations	$0.44	1.54	0.68	1.86	(0.18)

Less distributions from:
Net investment income	$—	0.03	—	—	—
Net realized gain on investments	$0.40	—	0.05	0.10	—
Total distributions	$0.40	0.03	0.05	0.10	—
Net asset value, end of period	$11.83	11.79	10.28	9.65	7.89

Total Return(2)%	3.90	14.99	7.03	23.63	(2.23)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,403	12,816	9,790	5,893	468

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.03	1.06	1.05	1.17	1.16
Gross expenses prior to expense waiver(3)%	1.15	1.08	1.05	1.17	1.16
Net investment income (loss)(3)(4)%	(0.39)	(0.30)	0.33	(0.10)	0.10
Portfolio turnover rate %	59	84	170	120	113

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Amount is less than $0.005.

See Accompanying Notes to Financial Statements

105

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	December 29,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$15.85	15.08

Income from investment operations:
Net investment income (loss)	$(0.00)**	0.11 *
Net realized and unrealized gain on investments	$—	1.56
Total from investment operations	$(0.00)**	1.67

Less distributions from:
Net investment income	$—	0.29
Net realized gains on investments	$—	0.56
Total distributions	$—	0.85
Net asset value, end of period	$15.85	15.90

Total Return(2)%	—	11.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.58	0.98
Gross expenses before expense waiver(3)%	1.73	0.98
Net investment income (loss)(3)(4)%	(1.58)	1.08
Portfolio turnover rate %	16	16

	Class S

								May 1,
	Year Ended December 31,							2002(1) to
								December 31,
	2006	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.88	12.63		11.21		8.93		10.00

Income (loss) from investment operations:
Net investment income	$0.19	0.18	*	0.13	*	0.09		0.04 *
Net realized and unrealized gain (loss) on investments	$2.67	1.24		1.29		2.25		(1.11)
Total from investment operations	$2.86	1.42		1.42		2.34		(1.07)

Less distributions from:
Net investment income	$0.26	0.03		—		—		—
Net realized gains on investments	$0.56	0.14		—		0.00	**	—
Return of capital	$—	—		—		0.06		—
Total distributions	$0.82	0.17		—		0.06		—
Net asset value, end of period	$15.92	13.88		12.63		11.21		8.93

Total Return(2)%	21.33	11.30		12.67		26.24		(10.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$310,365	214,349		117,026		58,098		19,133

Ratios to average net assets:
Expenses(3)%	1.23	1.25		1.25		1.25		1.25
Net investment income(3)%	1.41	1.35		1.20		1.35		0.70
Portfolio turnover rate %	16	17		9		9		33

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than ($0.005).

See Accompanying Notes to Financial Statements

106

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

								September 9,
	Year Ended December 31,							2002(1) to
								December 31,
	2006	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.83	12.59		11.19		8.93		9.34

Income (loss) from investment operations:
Net investment income	$0.18	0.15	*	0.13	*	0.08		0.01 *
Net realized and unrealized gain (loss) on investments	$2.65	1.25		1.27		2.23		(0.42)
Total from investment operations	$2.83	1.40		1.40		2.31		(0.41)

Less distributions from:
Net investment income	$0.25	0.02		—		—		—
Net realized gains on investments	$0.56	0.14		—		0.00	**	—
Return of capital	$—	—		—		0.05		—
Total distributions	$0.81	0.16		—		0.05		—
Net asset value, end of period	$15.85	13.83		12.59		11.19		8.93

Total Return(2)%	21.13	11.19		12.51		25.94		(4.39)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$84,086	66,241		39,871		14,543		713

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.38	1.40		1.40		1.40		1.41
Gross expenses prior to expense waiver(3)%	1.48	1.50		1.40		1.40		1.41
Net investment income(3)(4)%	1.30	1.11		1.09		0.87		0.20
Portfolio turnover rate %	16	17		9		9		33

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount less than $0.005.

See Accompanying Notes to Financial Statements

107

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year Ended				February 22,
	December 31,				2004(1) to
					December 31,
	2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$26.86		24.73		22.77

Income from investment operations:
Net investment income	$0.33	*	0.24	*	0.19 *
Net realized and unrealized gain on investments	$3.53		2.14		2.05
Total from investment operations	$3.86		2.38		2.24

Less distributions from:
Net investment income	$0.38		0.25		0.28
Net realized gains on investments	$2.47		—		—
Total distributions	$2.85		0.25		0.28
Net asset value, end of period	$27.87		26.86		24.73

Total Return(2)%	15.59		9.71		9.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,391		855		443

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.24		1.24		1.25
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.25		1.25		1.27
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.40		1.40		1.27
Net investment income(3)(4)%	1.22		0.92		0.97
Portfolio turnover rate %	30		39		52

Class I

April 28,
2006(1) to
December 31,
2006

Per Share Operating Performance:
Net asset value, beginning of period	$28.61

Income from investment operations:
Net investment income (loss)	$0.31 *
Net realized and unrealized loss on investments	$2.19
Total from investment operations	$2.50

Less distributions from:
Net investment income	$0.40
Net realized gains on investments	$2.47
Total distributions	$2.87
Net asset value, end of period	$28.24

Total Return(2)%	9.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,217

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.65
Gross expenses prior to brokerage commission recapture (3)%	0.65
Net investment income(3)%	1.73
Portfolio turnover rate %	30

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

108

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2006		2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of year		$27.07		24.85		21.98	17.23	20.41

Income (loss) from investment operations:
Net investment income		$0.42	*	0.36	*	0.27	0.23	0.20 *
Net realized and unrealized gain (loss) on investments		$3.58		2.12		2.83	4.57	(3.21)
Total from investment operations		$4.00		2.48		3.10	4.80	(3.01)

Less distributions from:
Net investment income		$0.33		0.26		0.23	0.05	0.17
Net realized gains on investments		$2.47		—		—	—	—
Total distributions		$2.80		0.26		0.23	0.05	0.17
Net asset value, end of year		$28.27		27.07		24.85	21.98	17.23

Total Return(2)%		15.99		10.07		14.12	27.87	(14.75)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$976,161		852,319		825,240	759,747	599,841

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture	%	0.89		0.89		0.90	0.90	0.91
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.90		0.89		0.90	0.90	0.91
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.90		0.90		0.92	0.94	0.95
Net investment income	%	1.56		1.33		1.13	1.25	1.08
Portfolio turnover rate	%	30		39		52	62	153

	Class S2

									September 9,
	Year Ended December 31,								2002(3) to
									December 31,
	2006		2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$26.96		24.79		21.99		17.25		17.53

Income (loss) from investment operations:
Net investment income	$0.38	*	0.30	*	0.24	*	0.22	*	0.07 *
Net realized and unrealized gain (loss) on investments	$3.56		2.13		2.82		4.56		(0.20)
Total from investment operations	$3.94		2.43		3.06		4.78		(0.13)

Less distributions from:
Net investment income	$0.30		0.26		0.26		0.04		0.15
Net realized gains on investments	$2.47		—		—		—		—
Total distributions	$2.77		0.26		0.26		0.04		0.15
Net asset value, end of period	$28.13		26.96		24.79		21.99		17.25

Total Return(2)%	15.81		9.89		13.92		27.71		(0.78)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$80,628		70,395		53,321		24,079		999

Ratios to average net assets:
Net expenses after expense waiver and brokerage commission recapture(4)(5)%	1.04		1.04		1.05		1.05		1.03
Net expenses prior to brokerage commission recapture and after expense waiver(4)(5)%	1.05		1.05		1.07		1.09		1.11
Gross expenses prior to expense waiver and brokerage commission recapture(4)%	1.15		1.15		1.07		1.09		1.11
Net investment income(4)(5)%	1.40		1.16		1.03		1.16		1.24
Portfolio turnover rate %	30		39		52		62		153

(1) Since January 30, 2002, Van Kampen has served as Portfolio Manager for the ING Van Kampen Growth and Income Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Commencement of operations.

(4) Annualized for periods less than one year.

(5) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

109

ING VAN KAMPEN REAL ESTATE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

Class ADV

April 17,
2006(1) to
December 31,
2006

Per Share Operating Performance:
Net asset value, beginning of period	$33.28

Income from investment operations:
Net investment income	$0.22 *
Net realized and unrealized gain on investments	$8.33
Total from investment operations	$8.55

Less distributions from:
Net investment income	$0.52
Net realized gains on investments	$2.73
Total distributions	$3.25
Net asset value, end of period	$38.58

Total Return(2)%	27.48

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$548

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.25
Gross expense prior to expense waiver(3)%	1.40
Net investment income(3)(4)%	0.88
Portfolio turnover rate %	28

	Class I

						May 19,
	Year Ended December 31,					2003(1) to
						December 31,
	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$31.11		27.68		20.48	16.59

Income from investment operations:
Net investment income	$0.65	*	0.58	†	0.60	0.25
Net realized and unrealized gain on investments	$10.55		4.06		7.20	3.81
Total from investment operations	$11.20		4.64		7.80	4.06

Less distributions from:
Net investment income	$0.52		0.35		0.38	0.05
Net realized gains on investments	$2.73		0.86		0.22	0.12
Total distributions	$3.25		1.21		0.60	0.17
Net asset value, end of period	$39.06		31.11		27.68	20.48

Total Return(2)%	37.95		17.11		38.13	24.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$224,507		9,654		4,711	534

Ratios to average net assets:
Expenses(3)%	0.65		0.65		0.67	0.68
Net investment income(3)%	1.84		1.86	†	4.55	5.25
Portfolio turnover rate %	28		24		18	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

†   Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.42, increase net realized and unrealized gain on investments $0.42 and decrease the ratio of net investment to average net assets from 3.21% to 2.93% on Class I.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

110

ING VAN KAMPEN REAL ESTATE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2006		2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of year		$30.98		27.61		20.46	14.97		15.64

Income (loss) from investment operations:
Net investment income		$0.41	*	0.47	†*	0.71	0.78	*	0.73	*
Net realized and unrealized gain (loss) on investments		$10.67		4.07		7.01	4.86		(0.71)
Total from investment operations		$11.08		4.54		7.72	5.64		0.02

Less distributions from:
Net investment income		$0.44		0.31		0.35	0.03		0.44
Net realized gains on investments		$2.73		0.86		0.22	0.12		0.25
Total distributions		$3.17		1.17		0.57	0.15		0.69
Net asset value, end of year		$38.89		30.98		27.61	20.46		14.97

Total Return(1)%		37.63		16.78		37.77	37.73		0.20

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,025,126		983,628		572,066	341,126		194,207

Ratios to average net assets:
Expenses	%	0.90		0.90		0.91	0.93		0.95
Net investment income	%	1.19		1.58	†	3.93	4.67		4.56
Portfolio turnover rate	%	28		24		18	12		27

	Class S2

								September 9,
	Year Ended December 31,							2002(2) to
								December 31,
	2006		2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$30.91		27.58		20.47	14.99		16.24

Income (loss) from investment operations:
Net investment income	$0.38	*	0.42	†*	0.62	0.75	*	0.31
Net realized and unrealized gain (loss) on investments	$10.61		4.07		7.07	4.87		(0.89)
Total from investment operations	$10.99		4.49		7.69	5.62		(0.58)

Less distributions from:
Net investment income	$0.43		0.30		0.36	0.02		0.42
Net realized gains on investments	$2.73		0.86		0.22	0.12		0.25
Total distributions	$3.16		1.16		0.58	0.14		0.67
Net asset value, end of period	$38.74		30.91		27.58	20.47		14.99

Total Return(1)%	37.41		16.59		37.62	37.54		(3.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,991		28,996		17,800	6,240		286

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.05		1.05		1.06	1.08		1.10
Gross expenses prior to expense waiver(3)%	1.15		1.15		1.06	1.08		1.10
Net investment income(3)(4)%	1.09		1.43	†	3.88	4.42		6.59
Portfolio turnover rate %	28		24		18	12		27

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) Commencement of operations.

(3) Annualized for periods of less than one year.

(4) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

† Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.40 and $0.39, increase net realized and unrealized gain on investments $0.40 and $0.39 and decrease the ratio of net investment to average net assets from 2.93% to 1.58% and 2.78% to 1.43% on Class S and Class S2, respectively.

See Accompanying Notes to Financial Statements

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ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	August 24,	April 28,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$15.99	16.49

Income from investment operations:
Net investment income	$0.05 *	0.12 *
Net realized and unrealized gain on investments	$1.65	1.27
Total from investment operations	$1.70	1.39

Less distributions from:
Net investment income	$—	0.14
Total distributions	$—	0.14
Net asset value, end of period	$17.69	17.74

Total Return(2)%	10.63	8.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.25	0.65
Gross expenses prior to expense waiver(3)%	1.40	0.65
Net investment income(3)(4)%	1.25	1.16
Portfolio turnover rate %	97	97

		Class S

		Year Ended December 31,

		2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year		$15.51		14.75		13.14	10.03	14.20

Income (loss) from investment operations:
Net investment income		$0.16	*	0.08	*	0.09	0.04	0.02 *
Net realized and unrealized gain (loss) on investments		$2.18		0.77		1.56	3.08	(4.17)
Total from investment operations		$2.34		0.85		1.65	3.12	(4.15)

Less distributions from:
Net investment income		$0.09		0.09		0.04	0.01	0.02
Total distributions		$0.09		0.09		0.04	0.01	0.02
Net asset value, end of year		$17.76		15.51		14.75	13.14	10.03

Total Return(2)%		15.17		5.84		12.58	31.11	(29.26)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$285,404		284,655		322,510	340,331	287,276

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.90		0.88		0.88	0.89	0.87
Gross expenses prior to brokerage commission recapture	%	0.90		0.91		0.92	0.94	0.95
Net investment income	%	0.95		0.53		0.58	0.33	0.20
Portfolio turnover rate	%	97		176		90	106	158

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

112

ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

						September 9,
	Year Ended December 31,					2002(2) to
						December 31,
	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.45	14.71		13.14	10.04	10.17

Income (loss) from investment operations:
Net investment income	$0.13	0.05	*	0.04	0.02	0.01 *
Net realized and unrealized gain (loss) on investments	$2.17	0.78		1.59	3.09	(0.14)
Total from investment operations	$2.30	0.83		1.63	3.11	(0.13)

Less distributions from:
Net investment income	$0.08	0.09		0.06	0.01	0.00 **
Total distributions	$0.08	0.09		0.06	0.01	0.00
Net asset value, end of period	$17.67	15.45		14.71	13.14	10.04

Total Return(3)%	14.96	5.70		12.44	30.93	(1.27)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,739	4,007		3,292	1,641	44

Ratios to average net assets:
Net expenses after brokerage commission recapture and expense waiver(4)(5)%	1.05	1.03		1.03	1.04	0.91
Net expenses prior to brokerage commission recapture and expense waiver(4)(5)%	1.05	1.06		1.07	1.09	1.10
Gross expenses prior to brokerage commission recapture and expense waiver(4)%	1.15	1.16		1.07	1.09	1.10
Net investment income(4)(5)%	0.80	0.37		0.53	0.21	0.23
Portfolio turnover rate %	97	176		90	106	158

(1) Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the ING Jennison Equity Opportunities Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to ING Jennison Equity Opportunity Portfolio.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

113

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I

		November 30,		November 30,
	Year Ended	2005(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.73	10.00	9.73	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.01 *	(0.01)	0.08 *	(0.01)
Net realized and unrealized gain (loss) on investments	$1.88	(0.26)	1.86	(0.26)
Total from investment operations	$1.89	(0.27)	1.94	(0.27)

Less distributions:
Net investment income	$0.03	—	0.05	—
Net realized gains on investments	$0.22	—	0.22	—
Total distributions	$0.25	—	0.27	—
Net asset value, end of period	$11.37	9.73	11.40	9.73

Total Return(2)%	19.44	(2.70)	19.93	(2.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$412	1	111,724	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)%	1.47	1.47	0.87	0.87
Gross expenses prior to expense waiver(3)%	1.69	2.03	0.94	1.28
Net investment income (loss)(3)(4)(5)%	0.09	(1.69)	0.73	(1.27)
Portfolio turnover rate %	62	1	62	1

	Class S		Class S2

		November 30,		November 30,
	Year Ended	2005(1) to	Year Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.73	10.00	9.73	10.00

Loss from investment operations:
Net investment income (loss)	$0.03 *	(0.01)	0.04 *	(0.01)
Net realized and unrealized income (loss) on investments	$1.88	(0.26)	1.86	(0.26)
Total from investment operations	$1.91	(0.27)	1.90	(0.27)

Less distributions:
Net investment income	$0.03	—	0.03	—
Net realized gains on investments	$0.22	—	0.22	—
Total distributions	$0.25	—	0.25	—
Net asset value, end of period	$11.39	9.73	11.38	9.73

Total Return(2)%	19.62	(2.70)	19.52	(2.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$61,248	4,939	1,313	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)(5)%	1.12	1.12	1.27	1.27
Gross expenses prior to expense waiver(3)%	1.19	1.53	1.44	1.78
Net investment income (loss)(3)(4)(5)%	0.32	(1.10)	0.33	(1.27)
Portfolio turnover rate %	62	1	62	1

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Classes ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

114

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-nine operational portfolios. There are twenty portfolios included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING AllianceBernstein Mid Cap Growth Portfolio (“AllianceBernstein Mid Cap Growth”), ING BlackRock Large Cap Growth Portfolio (“BlackRock Large Cap Growth”), ING BlackRock Large Cap Value Portfolio (“BlackRock Large Cap Value”), ING Capital Guardian Small/ Mid Cap Portfolio (“Capital Guardian Small/ Mid Cap”), ING Capital Guardian U.S. Equities Portfolio (“Capital Guardian U.S. Equities”), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING FMRSM Large Cap Growth Portfolio (“FMRSM Large Cap Growth”), ING FMRSM Mid Cap Growth Portfolio (“FMRSM Mid Cap Growth”), ING Franklin Income Portfolio (“Franklin Income”), ING Lord Abbett Affiliated Portfolio (“Lord Abbett Affiliated”), ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), ING Templeton Global Growth Portfolio (“Templeton Global Growth”), ING UBS U.S. Allocation Portfolio (“UBS U.S. Allocation”), ING Van Kampen Equity Growth Portfolio (“Van Kampen Equity Growth”), ING Van Kampen Global Franchise Portfolio (“Van Kampen Global Franchise”), ING Van Kampen Growth and Income Portfolio (“Van Kampen Growth and Income”), ING Van Kampen Real Estate Portfolio (“Van Kampen Real Estate”), ING Wells Fargo Mid Cap Disciplined Portfolio (“Wells Fargo Mid Cap Disciplined”), and ING Wells Fargo Small Cap Disciplined Portfolio (“Wells Fargo Small Cap Disciplined”).

All of the Portfolios are diversified except for Van Kampen Global Franchise and Van Kampen Real Estate, which are non-diversified Portfolios. All of the Portfolios are authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of a Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment options for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

The following is a brief description of each Portfolio’s investment objective:

•	AllianceBernstein Mid Cap Growth seeks long-term growth of capital;

•	BlackRock Large Cap Growth seeks long-term growth of capital;

•	BlackRock Large Cap Value seeks long-term growth of capital;

•	Capital Guardian Small/Mid Cap seeks long-term capital appreciation;

115

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

•	Capital Guardian U.S. Equities seeks long-term growth of capital and income;

•	FMRSM Diversified Mid Cap seeks long-term growth of capital;

•	FMRSM Large Cap Growth seeks growth of capital over the long term;

•	FMRSM Mid Cap Growth seeks long-term growth of capital;

•	Franklin Income seeks to maximize income while maintaining prospects for capital appreciation;

•	Lord Abbett Affiliated seeks long-term growth of capital. Current income is a secondary objective;

•	T. Rowe Price Capital Appreciation seeks over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk;

•	T. Rowe Price Equity Income seeks substantial dividend income as well as long-term growth of capital;

•	Templeton Global Growth seeks capital appreciation. Current income is only an incidental consideration;

•	UBS U.S. Allocation seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments;

•	Van Kampen Equity Growth seeks long-term capital appreciation;

•	Van Kampen Global Franchise seeks long-term capital appreciation;

•	Van Kampen Growth and Income seeks long-term growth of capital and income;

•	Van Kampen Real Estate seeks capital appreciation. Current income is a secondary objective;

•	Wells Fargo Mid Cap Disciplined seeks long-term capital growth;

•	Wells Fargo Small Cap Disciplined seeks long-term capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York

116

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net

117

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.	Distributions to Shareholders. For all Portfolios, net investment income dividends and net capital gains distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the

118

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

119

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

N.	Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

O.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios are expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

P.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

AllianceBernstein MidCap Growth	$771,429,065	$755,035,212
BlackRock Large Cap Growth	214,984,710	223,085,078
BlackRock Large Cap Value	123,910,674	109,826,753
Capital Guardian Small/ Mid Cap	163,271,670	258,410,219
Capital Guardian U.S. Equities	153,087,094	246,017,407
FMRSM Diversified Mid Cap	1,228,454,976	1,098,154,114
FMRSM Large Cap Growth	1,960,922,534	1,458,763,588
FMRSM Mid Cap Growth	1,141,411,728	1,259,562,583
Franklin Income	184,627,839	9,612,441
Lord Abbett Affiliated	134,748,294	98,435,888
T. Rowe Price Capital Appreciation	1,299,524,407	1,351,544,287
T. Rowe Price Equity Income	224,388,863	248,404,475
Templeton Global Growth	80,804,703	80,991,189
UBS U.S. Allocation	33,003,799	47,042,771
Van Kampen Equity Growth	63,714,300	77,537,157
Van Kampen Global Franchise	91,393,166	51,396,197
Van Kampen Growth and Income	281,174,918	279,922,316
Van Kampen Real Estate	299,613,243	289,854,238
Wells Fargo Mid Cap Disciplined	252,030,352	326,415,149
Wells Fargo Small Cap Disciplined	177,917,298	53,363,569

U.S. government securities not included above were as follows:

	Purchases	Sales

Franklin Income	$6,267,384	$88,703
T. Rowe Price Capital Appreciation	54,956,150	—
UBS U.S. Allocation	60,892,376	66,879,462

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

FMRSM Large Cap Growth, Franklin Income and Wells Fargo Small Cap Disciplined have entered into an investment management agreement (“Investment Management Agreement”) with Directed Services, LLC(1) (“DSL” or the “Investment Adviser”).

(1)	Prior to December 31, 2006, Directed Services, Inc. (“DSI”) served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of DSI into DSL resulting in the assumption by DSL of the advisory agreement between the Trust and DSI.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

FMRSM Large Cap Growth(1)	0.58% of the first $500 million; 0.57% of the next $250 million; and 0.52% thereafter
Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million
Wells Fargo Small Cap Disciplined	0.77% of the first $500 million; 0.70% of the next $500 million; 0.65% of the next $500 million; 0.60% of the next $5 billion; and 0.53% of the amount in excess of $6.5 billion

(1)	Prior to April 28, 2006, the investment adviser fee for the Portfolio was 0.59% of the first $500 million.

Except as noted above, DSL an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of the Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays the manager a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

AllianceBernstein Mid Cap Growth(1)	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; and 0.70% of the amount in excess of $1.1 billion

BlackRock Large Cap Growth*	0.80% of the first $500 million; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% on assets in excess of $2 billion

BlackRock Large Cap Value*	0.80% of the first $500 million; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% on assets in excess of $2 billion

Capital Guardian Small/Mid Cap, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, Van Kampen Growth and Income, Van Kampen Real Estate and Wells Fargo Mid Cap Disciplined(2)	0.75% of the first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

Capital Guardian U.S. Equities*	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

FMRSM Diversified Mid Cap(3)	0.65% of the first $800 million; 0.60% of the next $700 million; and 0.58% thereafter

FMRSM Mid Cap Growth(4)	0.75% on first $250 million; 0.70% on next $400 million; 0.65% on next $450 million; and 0.60% in excess of $1.1 billion

Lord Abbett Affiliated(5)	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

Templeton Global Growth	0.96% of the first $250 million; 0.86% of the next $250 million; and 0.76% of the amount in excess of $500 million

UBS U.S. Allocation*(3)	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

Van Kampen Equity Growth*	0.65% of the first $1 billion; and 0.60% thereafter

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee

Van Kampen Global Franchise	1.00% of the first $250 million; 0.90% of the next $250 million; and 0.75% on assets in excess of $500 million

*	Pursuant to a waiver, DSL has agreed to lower the advisory fee for Capital Guardian U.S. Equities, BlackRock Large Cap Value, BlackRock Large Cap Growth, UBS U.S. Allocation and Van Kampen Equity Growth so that advisory fees payable to DSL will be waived in amounts equal to 50% of the savings to DSL resulting from the implementation of sub-advisory fee reductions for the period from May 1, 2006 through May 1, 2008. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSL elects to renew it.

(1)	The assets of AllianceBernstein Mid Cap Growth are aggregated with those of ING Marsico Growth Portfolio, which is not included in this report, to determine the Unified Fee.
(2)	The assets of these Portfolios are aggregated with those of ING Global Resources Portfolio, which are not included in this report, to determine the Unified Fee.
(3)	The assets of UBS U.S. Allocation and FMRSM Diversified Mid Cap are aggregated to determine the Unified Fee.
(4)	The assets of FMRSM Mid Cap Growth are aggregated with those of ING MFS Total Return Portfolio and ING Oppenheimer Main Street Portfolio®, which are not included in this report, to determine the Unified Fee.
(5)	The assets of Lord Abbett Affiliated are aggregated with those of ING Legg Mason Partners All Cap Portfolio, which is not included in this report, to determine the Unified Fee.

Effective November 1, 2006, all ING Portfolios will be permitted to invest end-of-day cash balances into affiliated ING Money Market Funds, including ING Institutional Prime Money Market Fund.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the FMRSM Large Cap Growth, Franklin Income and Wells Fargo Small Cap Disciplined operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Manager or Investment Adviser have entered into portfolio management agreements with each portfolio manager or sub-adviser. These Portfolio Managers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The portfolio managers of each of the Portfolios are as follows:

Portfolio	Portfolio Manager/Sub-Adviser

AllianceBernstein Mid Cap Growth	AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.)

BlackRock Large Cap Growth	BlackRock Investment Management, LLC

BlackRock Large Cap Value	BlackRock Investment Management, LLC

Capital Guardian Small/Mid Cap	Capital Guardian Trust Company

Capital Guardian U.S. Equities	Capital Guardian Trust Company

FMRSM Diversified Mid Cap	Fidelity Management & Research Company

FMRSM Large Cap Growth	Fidelity Management & Research Company

FMRSM Mid Cap Growth	Fidelity Management & Research Company

Franklin Income	Franklin Advisers, Inc.

Lord Abbett Affiliated	Lord, Abbett & Co. LLC

T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.

Templeton Global Growth	Templeton Global Advisors Limited

UBS U.S. Allocation	UBS Global Asset Management (Americas) Inc.

Van Kampen Equity Growth	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Global Franchise	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Growth and Income	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Real Estate	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Wells Fargo Mid Cap Disciplined	Wells Capital Management, Inc.

Wells Fargo Small Cap Disciplined	Wells Capital Management, Inc.

122

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

In placing equity security transactions, the portfolio manager or sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the portfolio manager or sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATIONS

The Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

FMRSM Large Cap Growth(1)	1.28%	0.68%	0.93%	1.08%
Franklin Income	1.44%	0.74%	0.99%	1.24%
Wells Fargo Small Cap Disciplined	1.47%	0.87%	1.12%	1.27%

(1)	Prior to April 28, 2006, the expense limits for the Portfolios were 1.35%, 0.75%, 1.00% and 1.15%, for Class ADV, Class I, Class S and Class S2, respectively.

The Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Further, pursuant to an amended and restated expense limitation agreement, dated September 23, 2005, IFD has effected an operating expense limit of 1.04% for Class S shares of BlackRock Large Cap Growth.

The expense limitation agreements are contractual and shall renew automatically unless DSL and IFD provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,

	2007	2008	2009	Total

FMRSM Large Cap Growth	—	—	$149,255	$149,255
Franklin Income	—	—	44,013	44,013
Wells Fargo Small Cap Disciplined	—	$1,685	75,998	77,683

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC(1) (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%.

Each Class ADV shares of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolios average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%.

(1)Prior to December 31, 2006, Directed Services, Inc. (“DSI”) served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions

123

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEE (continued)

of DSL into IFD resulting in the assumption by IFD of the distribution agreement between the Trust and DSI to be effective December 31, 2006.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2006, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company —	FMRSM Diversified MidCap (5.03%);
FMRSM LargeCap Growth (18.76%);
T. Rowe Price Capital Appreciation (5.91%);
T. Rowe Price Equity Income (12.78%);
UBS U.S. Allocation (6.10%).

ING Lifestyle Aggressive Growth Portfolio —	Wells Fargo SmallCap Disciplined (13.00%).

ING Lifestyle Growth Portfolio —	AllianceBernstein MidCap Growth (8.75%);
Van Kampen Real Estate (6.40%);
Wells Fargo Smallcap Disciplined (12.30%).

ING Lifestyle Moderate Growth Portfolio —	Lord Abbett Affiliated (17.33%);
Van Kampen Real Estate (5.04%);
Wells Fargo SmallCap Disciplined (12.30%).

ING Lifestyle Moderate Portfolio —	Lord Abbett Affiliated (14.82%).

ING USA Annuity and Life Insurance Company —	AllianceBernstein MidCap Growth (77.86%);
BlackRock Large Cap Growth (91.73%);
BlackRock Large Cap Value (63.24%);
Capital Guardian Small/Mid Cap (99.50%);
Capital Guardian U.S. Equities (99.03%);
FMRSM Diversified MidCap (84.16%);
FMRSM Large Cap Growth (99.66%);
FMRSM Mid Cap Growth (98.29%);
Franklin Income (77.47%);
Lord Abbett Affiliated (62.97%);
T. Rowe Price Capital Appreciation (87.37%);
T. Rowe Price Equity Income (78.27%);
Templeton Global Growth (98.80%);
UBS U.S. Allocation (93.08%);
Van Kampen Equity Growth (65.85%);
Van Kampen Global Franchise (99.60%);
Van Kampen Growth and Income (90.60%);
Van Kampen Real Estate (79.66%);
Wells Fargo Mid Cap Disciplined (98.55%);
Wells Fargo Small Cap Disciplined (16.39%).

Reliastar Life Insurance Company of New York —	Franklin Income (15.49%).

Reliastar Life Insurance Company —	BlackRock Large Cap Growth (12.82%);
FMRSM Large Cap Growth (57.94%);
Van Kampen Equity Growth (24.17%);
Wells Fargo Small Cap Disciplined (11.17%).

Security Life Insurance Company —	BlackRock Large Cap Value (20.21%);
FMRSM LargeCap Growth (20.15%);
Van Kampen Equity Growth (9.14%);
Wells Fargo Small Cap Disciplined (12.62%).

At December 31, 2006, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and	Accrued
Portfolio	Management Fees	Administrative Fees	Distribution Fees	Reimbursements	Total

AllianceBernstein Mid Cap Growth	$406,647	$—	$110,405	$—	$517,052
BlackRock Large Cap Growth	102,432	102	35,215	—	137,749
BlackRock Large Cap Value	75,843	—	16,606	—	92,449
Capital Guardian Small/ Mid Cap	245,308	—	97,492	—	342,800
Capital Guardian U.S. Equities	372,363	—	126,828	—	499,191
FMRSM Diversified Mid Cap	439,533	—	158,766	—	598,299
FMRSM Large Cap Growth	324,860	56,247	39,648	—	420,755
FMRSM Mid Cap Growth	307,282	—	121,749	—	429,031
Franklin Income	108,286	16,659	37,737	30,962	193,644
Lord Abbett Affiliated	158,896	—	35,383	—	194,279
T. Rowe Price Capital Appreciation	1,685,060	—	673,269	—	2,358,329

124

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and	Accrued
Portfolio	Management Fees	Administrative Fees	Distribution Fees	Reimbursements	Total

T. Rowe Price Equity Income	673,150	—	299,931	—	973,081
Templeton Global Growth	373,469	—	103,464	—	476,933
UBS U.S. Allocation	69,625	—	25,779	—	95,404
Van Kampen Equity Growth	57,524	—	16,943	—	74,467
Van Kampen Global Franchise	317,485	—	92,887	—	410,372
Van Kampen Growth and Income	578,624	—	229,265	—	807,889
Van Kampen Real Estate	694,952	—	230,509	—	925,461
Wells Fargo Mid Cap Disciplined	157,502	—	62,378	—	219,880
Wells Fargo Small Cap Disciplined	113,442	14,951	14,200	—	142,593

The following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Investment Adviser. The commissions paid to these affiliated firms were:

Fund	Affiliated Brokers	Commissions Received

FMRSM Diversified Mid Cap	ING Baring LLC	$6,244
Van Kampen Global Franchise	ING Baring LLC	1,061

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class ADV	Class I		Class S		Class S2

	September 25,	Year	May 13,	Year	Year	Year	Year
	2006(1) to	Ended	2005(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

AllianceBernstein Mid Cap Growth (Number of Shares)
Shares sold	49	8,487,060	302,499	4,658,293	6,085,354	236,167	271,164
Dividends reinvested	—	817,778	—	3,853,820	—	150,640	—
Shares redeemed	—	(2,521,196)	(33,682)	(10,330,356)	(13,498,436)	(145,902)	(72,951)

Net increase (decrease) in shares outstanding	49	6,783,642	268,817	(1,818,243)	(7,413,082)	240,905	198,213

AllianceBernstein Mid Cap Growth ($)
Shares sold	$770	$162,178,299	$5,558,180	$91,441,326	$102,281,192	$4,522,872	$4,641,264
Dividends reinvested	—	13,566,933	—	63,780,722	—	2,476,527	—
Shares redeemed	—	(41,313,057)	(618,812)	(194,875,336)	(219,855,582)	(2,541,695)	(1,215,378)

Net increase (decrease)	$770	$134,432,175	$4,939,368	$(39,653,288)	$(117,574,390)	$4,457,704	$3,425,886

(1)	Commencement of operations.

125

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I	Class S		Class S2

	Year	Year	April 28,	Year	Year	May 26,	Year
	Ended	Ended	2006(1) to	Ended	Ended	2006(2) to	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2006	2005	2006	2005

BlackRock Large Cap Growth (Number of Shares)
Shares sold	264,748	147,506	245,646	1,159,221	13,398,604	965	32,602
Shares issued from merger	—	—	—	176,471	—	—	—
Dividends reinvested	26,451	—	7,940	900,854	—	61	—
Shares redeemed	(17,953)	(6,890)	(127,009)	(2,410,047)	(1,767,861)	(7)	(240,170)

Net increase (decrease) in shares outstanding	273,246	140,616	126,577	(173,501)	11,630,743	1,019	(207,568)

BlackRock Large Cap Growth ($)
Shares sold	$3,042,228	$1,618,653	$2,845,946	$13,649,939	$144,598,168	$10,897	$332,315
Shares issued from merger	—	—	—	2,170,638	—	—	—
Dividends reinvested	304,678	—	92,466	10,457,114	—	715	—
Shares redeemed	(203,210)	(74,402)	(1,533,719)	(28,073,353)	(19,287,966)	(85)	(2,600,335)

Net increase (decrease)	$3,143,696	$1,544,251	$1,404,693	$(1,795,662)	$125,310,202	$11,527	$(2,268,020)

	Class ADV	Class I		Class S		Class S2

	April 28,	Year	Year	Year	Year	Year	Year
	2006(1) to	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

BlackRock Large Cap Value (Number of Shares)
Shares sold	75	293,296	433,316	2,362,568	2,371,193	96,126	94,209
Dividends reinvested	—	110,673	252	141,565	237	9,089	16
Shares redeemed	—	(887,815)	(883,568)	(817,508)	(5,342,601)	(30,851)	(45,846)

Net increase (decrease) in shares outstanding	75	(483,846)	(450,000)	1,686,625	(2,971,171)	74,364	48,379

BlackRock Large Cap Value ($)
Shares sold	$1,019	$3,862,916	$5,177,720	$30,819,153	$27,436,285	$1,267,736	$1,102,413
Dividends reinvested	—	1,426,580	2,933	1,820,526	2,748	116,433	180
Shares redeemed	—	(11,612,163)	(10,299,325)	(10,643,288)	(58,627,038)	(397,500)	(541,219)

Net increase (decrease)	$1,019	$(6,322,667)	$(5,118,672)	$21,996,391	$(31,188,005)	$986,669	$561,374

(1)	Commencement of operations.

126

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV	Class I	Class S		Class S2

	December 29,	April 28,	Year	Year	Year	Year
	2006(1) to	2006(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

Capital Guardian Small/ Mid Cap (Number of Shares)
Shares sold	77	80	247,206	1,035,259	44,488	182,222
Dividends reinvested	—	—	160,048	76,543	2,710	1,243
Shares redeemed	—	(1)	(8,074,606)	(8,160,617)	(112,587)	(74,229)

Net increase (decrease) in shares outstanding	77	79	(7,667,352)	(7,048,815)	(65,389)	109,236

Capital Guardian Small/ Mid Cap ($)
Shares sold	$1,000	$1,028	$2,950,075	$11,764,220	$538,917	$2,047,217
Dividends reinvested	—	—	1,944,579	870,294	32,822	14,095
Shares redeemed	—	(13)	(99,429,189)	(92,164,714)	(1,392,364)	(826,882)

Net increase (decrease)	$1,000	$1,015	$(94,534,535)	$(79,530,200)	$(820,625)	$1,234,430

	Class ADV	Class I	Class S		Class S2

	December 29,	April 28,	Year	Year	Year	Year
	2006(1) to	2006(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

Capital Guardian U.S. Equities (Number of Shares)
Shares sold	80	79	603,981	621,051	27,701	110,326
Dividends reinvested	—	—	3,669,529	240,589	68,203	3,395
Shares redeemed	—	—	(8,067,642)	(8,469,584)	(103,075)	(84,502)

Net increase (decrease) in shares outstanding	80	79	(3,794,132)	(7,607,944)	(7,171)	29,219

Capital Guardian U.S. Equities ($)
Shares sold	$1,000	$1,015	$7,403,980	$7,094,867	$342,408	$1,252,073
Dividends reinvested	—	—	42,639,931	2,728,278	791,160	38,433
Shares redeemed	—	—	(98,799,200)	(97,790,390)	(1,251,750)	(962,469)

Net increase (decrease)	$1,000	$1,015	$(48,755,289)	$(87,967,245)	$(118,182)	$328,037

(1)	Commencement of operations.

127

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV	Class I		Class S		Class S2

	January 17,	Year	August 15,	Year	Year	Year	Year
	2006(1) to	Ended	2005(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

FMRSM Diversified Mid Cap (Number of Shares)
Shares sold	568,643	6,656,324	16,404	5,999,297	6,976,770	846,773	823,828
Shares issued from merger	—	—	—	—	18,381,025	—	661,927
Dividends reinvested	18,989	629,745	—	4,854,770	1,853,567	285,608	93,002
Shares redeemed	(340,971)	(980,126)	(225)	(5,349,466)	(3,602,865)	(261,427)	(67,471)

Net increase (decrease) in shares outstanding	246,661	6,305,943	16,179	5,504,601	23,608,497	870,954	1,511,286

FMRSM Diversified Mid Cap ($)
Shares sold	$7,841,931	$98,158,924	$211,455	$82,176,352	$86,326,070	$11,441,235	$11,412,674
Shares issued from merger	—	—	—	—	241,871,146	—	8,687,273
Dividends reinvested	243,058	8,130,006	—	62,480,885	21,668,204	3,661,500	1,085,338
Shares redeemed	(4,814,271)	(12,889,983)	(2,971)	(71,921,865)	(44,532,202)	(3,505,645)	(844,723)

Net increase (decrease)	$3,270,718	$93,398,947	$208,484	$72,735,372	$305,333,218	$11,597,090	$20,340,562

	Class ADV	Class I		Class S		Class S2(2)

	June 2,	Year	April 29,	Year	May 4,	Year	Year
	2006(1) to	Ended	2005(1) to	Ended	2005(1) to	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

FMRSM Large Cap Growth (Number of Shares)
Shares sold	382	37,342,157	15,456,160	18,830,690	1,080,048	98	1,482
Dividends reinvested	—	36,122	52,052	13,787	3,370	—	2
Shares redeemed	(1)	(7,447,121)	(2,125,183)	(2,642,836)	(170,903)	(1,471)	(18)

Net increase (decrease) in shares outstanding	381	29,931,158	13,383,029	16,201,641	912,515	(1,373)	1,466

FMRSM Large Cap Growth ($)
Shares sold	$3,914	$404,986,176 *	$159,503,296	$203,969,003	$11,212,419	$1,072	$15,629
Dividends reinvested	3	367,003	563,198	139,799	36,428	—	22
Shares redeemed	(12)	(76,357,398)	(22,527,914)	(26,785,086)	(1,804,342)	(15,926)	(194)

Net increase (decrease)	$3,905	$328,995,781	$137,538,580	$177,323,716	$9,444,505	$(14,854)	$15,457

	Class ADV	Class I		Class S		Class S2

	December 29,	Year	Year	Year	Year	Year	Year
	2006(1) to	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

FMRSM Mid Cap Growth (Number of Shares)
Shares sold	80	41,813	456,303	655,712	386,070	173,813	410,652
Shares redeemed	—	(292,972)	(119,038)	(10,715,571)	(13,549,533)	(198,256)	(281,038)

Net increase (decrease) in shares outstanding	80	(251,159)	337,265	(10,059,859)	(13,163,463)	(24,443)	129,614

FMRSM Mid Cap Growth ($)
Shares sold	$1,000	$525,067	$5,041,744	$8,095,326	$4,361,119	$2,121,092	$4,607,007
Shares redeemed	—	(3,584,989)	(1,347,080)	(129,095,226)	(151,953,024)	(2,374,082)	(3,119,483)

Net increase (decrease)	$1,000	$(3,059,922)	$3,694,664	$(120,999,900)	$(147,591,905)	$(252,990)	$1,487,524

(1)	Commencement of operations.
(2)	Class S2 was fully redeemed on May 1, 2006 and recommenced operations on December 29, 2006.

*	Includes in-kind subscription from a substitution.

128

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV	Class I	Class S	Class S2

	December 29,	April 28,	April 28,	May 3,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2006

Franklin Income (Number of Shares)
Shares sold	91	2,537,347	16,618,985	274,692
Shares redeemed	—	(232,186)	(500,639)	(9,984)

Net increase in shares outstanding	91	2,305,161	16,118,346	264,708

Franklin Income ($)
Shares sold	$1,000	$25,392,766	$172,310,994	$2,826,522
Shares redeemed	—	(2,392,210)	(5,116,963)	(102,363)

Net increase	$1,000	$23,000,556	$167,194,031	$2,724,159

	Class ADV	Class I		Class S		Class S2

	April 28,	Year	Year	Year	Year	Year	Year
	2006(1) to	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

Lord Abbett Affiliated (Number of Shares)
Shares sold	79	7,096,170	42,139	2,839,154	5,400,184	79,654	76,350
Dividends reinvested	—	612,996	1,845	1,161,236	184,526	26,279	2,660
Shares redeemed	—	(631,819)	(49,851)	(6,039,105)	(9,160,053)	(48,394)	(11,317)

Net increase (decrease) in shares outstanding	79	7,077,347	(5,867)	(2,038,715)	(3,575,343)	57,539	67,693

Lord Abbett Affiliated ($)
Shares sold	$1,016	$90,091,541	$481,092	$34,549,452	$61,361,487	$968,295	$870,829
Dividends reinvested	—	7,012,672	20,869	13,296,149	2,085,140	299,840	30,028
Shares redeemed	—	(7,812,128)	(582,320)	(77,133,952)	(101,613,459)	(587,768)	(128,672)

Net increase (decrease)	$1,016	$89,292,085	$(80,359)	$(29,288,351)	$(38,166,832)	$680,367	$772,185

	Class ADV		Class I		Class S		Class S2

	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005

T. Rowe Price Capital Appreciation (Number of Shares)
Shares sold	870,986	1,554,580	1,188,012	870,216	11,096,313	11,407,438	577,905	1,304,029
Dividends reinvested	208,788	69,969	281,267	139,582	7,898,714	4,225,915	328,871	152,100
Shares redeemed	(365,391)	(178,149)	(315,712)	(282,924)	(4,387,445)	(1,628,612)	(193,505)	(64,499)

Net increase (decrease) in shares outstanding	714,383	1,446,400	1,153,567	726,874	14,607,582	14,004,741	713,271	1,391,630

T. Rowe Price Capital Appreciation ($)
Shares sold	$22,146,708	$37,642,260	$30,795,999	$21,295,876	$283,821,862	$278,750,874	$14,744,297	$31,761,995
Dividends reinvested	4,950,803	1,644,269	6,815,676	3,309,494	190,524,791	100,196,454	7,876,457	3,594,117
Shares redeemed	(9,296,614)	(4,321,846)	(8,058,765)	(6,955,334)	(111,655,565)	(39,987,556)	(4,923,597)	(1,578,952)

Net increase (decrease)	$17,800,897	$34,964,683	$29,552,910	$17,650,036	$362,691,088	$338,959,772	$17,697,157	$33,777,160

(1)	Commencement of operations.

129

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I		Class S		Class S2

	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005

T. Rowe Price Equity Income (Number of Shares)
Shares sold	892,162	1,384,365	675,470	2,748,879	8,599,479	8,630,996	1,348,785	1,214,183
Dividends reinvested	124,622	30,071	209,325	52,891	4,480,573	2,738,799	195,666	77,223
Shares redeemed	(447,920)	(160,079)	(2,138,883)	(299,035)	(10,156,510)	(5,125,755)	(331,437)	(222,280)

Net increase (decrease) in shares outstanding	568,864	1,254,357	(1,254,088)	2,502,735	2,923,542	6,244,040	1,213,014	1,069,126

T. Rowe Price Equity Income ($)
Shares sold	$12,679,136	$18,743,108	$9,755,005	$37,452,404	$124,147,004	$117,552,420	$19,494,936	$16,446,262
Dividends reinvested	1,692,366	395,732	2,878,220	701,857	61,563,070	36,316,472	2,674,754	1,020,894
Shares redeemed	(6,566,602)	(2,148,057)	(31,143,075)	(4,084,464)	(146,472,083)	(69,735,599)	(4,791,080)	(3,020,253)

Net increase (decrease)	$7,804,900	$16,990,783	$(18,509,850)	$34,069,797	$39,237,991	$84,133,293	$17,378,610	$14,446,903

	Class ADV	Class I	Class S		Class S2

	December 29,	April 28,	Year	Year	Year	Year
	2006(1) to	2006(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

Templeton Global Growth (Number of Shares)
Shares sold	69	74	3,006,817	140,508	105,274	984,223
Dividends reinvested	—	—	3,937,258	3,489	70,804	221,402
Shares redeemed	—	—	(1,875,569)	(49,878)	(64,549)	(4,512,211)

Net increase (decrease) in shares outstanding	69	74	5,068,506	94,119	111,529	(3,306,586)

Templeton Global Growth ($)
Shares sold	$1,000	$1,088	$41,198,578	$1,729,205	$1,429,046	$12,102,650
Dividends reinvested	—	—	50,160,670	42,083	896,378	2,681,176
Shares redeemed	—	—	(26,170,693)	(617,111)	(897,101)	(56,301,797)

Net increase (decrease)	$1,000	$1,088	$65,188,555	$1,154,177	$1,428,323	$(41,517,971)

	Class ADV	Class I	Class S		Class S2

	April 28,	April 28,	Year	Year	Year	Year
	2006(1) to	2006(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

UBS U.S. Allocation (Number of Shares)
Shares sold	99	98	257,159	2,963,329	71,480	174,793
Dividends reinvested	2	2	159,316	144,637	6,984	5,852
Shares redeemed	(2)	(2)	(2,604,356)	(1,465,263)	(61,832)	(42,608)

Net increase (decrease) in shares outstanding	99	98	(2,187,881)	1,642,703	16,632	138,037

UBS U.S. Allocation ($)
Shares sold	$1,015	$1,015	$2,627,911	$28,520,556	$729,075	$1,660,975
Dividends reinvested	16	16	1,599,532	1,381,282	69,842	55,715
Shares redeemed	(16)	(16)	(26,723,475)	(14,118,510)	(647,856)	(412,002)

Net increase (decrease)	$1,015	$1,015	$(22,496,032)	$15,783,328	$151,061	$1,304,688

(1)	Commencement of operations.

130

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV	Class I		Class S		Class S2

	December 29,	Year	Year	Year	Year	Year	Year
	2006(1) to	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

Van Kampen Equity Growth (Number of Shares)
Shares sold	85	44,200	150,303	1,063,546	1,996,836	166,516	231,179
Dividends reinvested	—	115,548	20,441	170,803	14,740	40,601	2,694
Shares redeemed	—	(743,546)	(750,239)	(1,602,607)	(735,348)	(160,877)	(98,825)

Net increase (decrease) in shares outstanding	85	(583,798)	(579,495)	(368,258)	1,276,228	46,240	135,048

Van Kampen Equity Growth ($)
Shares sold	$995	$528,966	$1,604,090	$12,488,693	$22,092,376	$1,922,110	$2,405,943
Dividends reinvested	—	1,298,757	210,541	1,912,998	151,671	453,112	27,665
Shares redeemed	—	(8,526,841)	(7,785,954)	(18,717,513)	(7,888,827)	(1,852,411)	(1,025,101)

Net increase (decrease)	$995	$(6,699,118)	$(5,971,323)	$(4,315,822)	$14,355,220	$522,811	$1,408,507

	Class ADV	Class I	Class S		Class S2

	December 29,	April 28,	Year	Year	Year	Year
	2006(1) to	2006(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

Van Kampen Global Franchise (Number of Shares)
Shares sold	63	68	4,538,263	7,294,885	540,733	1,639,182
Dividends reinvested	—	—	927,065	175,467	286,878	49,854
Shares redeemed	—	—	(1,417,129)	(1,293,008)	(314,174)	(64,862)

Net increase in shares outstanding	63	68	4,048,199	6,177,344	513,437	1,624,174

Van Kampen Global Franchise ($)
Shares sold	$1,000	$1,019	$67,258,769	$96,221,596	$7,899,915	$21,532,867
Dividends reinvested	—	—	13,219,949	2,272,295	4,076,540	643,613
Shares redeemed	—	—	(21,044,896)	(17,101,141)	(4,618,871)	(852,409)

Net increase	$1,000	$1,019	$59,433,822	$81,392,750	$7,357,584	$21,324,071

	Class ADV		Class I	Class S		Class S2

	Year	Year	April 28,	Year	Year	Year	Year
	Ended	Ended	2006(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2006	2005	2006	2005

Van Kampen Growth and Income (Number of Shares)
Shares sold	291,692	15,973	476,474	3,320,716	2,186,830	227,737	668,357
Dividends reinvested	28,631	232	9,336	3,562,445	332,376	287,778	24,731
Shares redeemed	(51,007)	(2,293)	(17,839)	(3,837,926)	(4,243,970)	(260,002)	(233,249)

Net increase in shares outstanding	269,316	13,912	467,971	3,045,235	(1,724,764)	255,513	459,839

Van Kampen Growth and Income ($)
Shares sold	$7,996,786	$414,262	$13,362,849	$91,809,306	$56,308,428	$6,281,882	$17,011,390
Dividends reinvested	715,206	5,813	235,638	90,129,856	8,382,527	7,249,139	621,747
Shares redeemed	(1,380,080)	(58,791)	(487,926)	(104,051,700)	(108,394,654)	(7,045,692)	(5,889,246)

Net increase	$7,331,912	$361,284	$13,110,561	$77,887,462	$(43,703,699)	$6,485,329	$11,743,891

(1)	Commencement of operations.

131

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV	Class I		Class S		Class S2

	April 17,	Year	Year	Year	Year	Year	Year
	2006(1) to	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005	2006	2005

Van Kampen Real Estate (Number of Shares)
Shares sold	16,418	6,586,028	160,786	4,636,944	13,225,452	107,702	321,509
Dividends reinvested	581	471,756	11,270	2,171,668	1,149,098	93,386	32,571
Shares redeemed	(2,793)	(1,620,275)	(31,883)	(12,196,884)	(3,343,904)	(81,076)	(61,479)

Net increase (decrease) in shares outstanding	14,206	5,437,509	140,173	(5,388,272)	11,030,646	120,012	292,601

Van Kampen Real Estate ($)
Shares sold	$573,749	$229,033,625	$4,504,276	$161,230,409	$370,556,316	$3,674,175	$9,017,288
Dividends reinvested	19,003	15,567,957	325,152	71,447,888	33,059,555	3,063,055	935,451
Shares redeemed	(97,978)	(56,968,443)	(907,308)	(413,075,865)	(96,244,531)	(2,826,607)	(1,755,181)

Net increase (decrease)	$494,774	$187,633,139	$3,922,120	$(180,397,568)	$307,371,340	$3,910,623	$8,197,558

	Class ADV	Class I	Class S		Class S2

	August 24,	April 28,	Year	Year	Year	Year
	2006(1) to	2006(1) to	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

Wells Fargo Mid Cap Disciplined (Number of Shares)
Shares sold	382	63	1,054,914	368,256	40,730	56,657
Dividends reinvested	—	—	98,260	128,930	1,329	1,424
Shares redeemed	(230)	(1)	(3,438,663)	(4,007,127)	(33,364)	(22,414)

Net increase (decrease) in shares outstanding	152	62	(2,285,489)	(3,509,941)	8,695	35,667

Wells Fargo Mid Cap Disciplined ($)
Shares sold	$6,184	$1,036	$17,137,147	$5,361,763	$657,952	$835,766
Dividends reinvested	—	—	1,594,774	1,844,990	21,475	20,306
Shares redeemed	(3,895)	(16)	(56,148,044)	(58,688,711)	(543,614)	(322,678)

Net increase (decrease)	$2,289	$1,020	$(37,416,123)	$(51,481,958)	$135,813	$533,394

	Class ADV		Class I		Class S		Class S2

	Year	November 30,	Year	November 30,	Year	November 30,	Year	November 30,
	Ended	2005(1) to	Ended	2005(1) to	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005

Wells Fargo Small Cap Disciplined (Number of Shares)
Shares sold	40,382	101	10,050,468	101	10,935,054	507,554	128,572	101
Dividends reinvested	702	—	225,710	—	120,625	—	2,475	—
Shares redeemed	(4,959)	—	(479,530)	—	(6,187,682)	(201)	(15,754)	—

Net increase in shares outstanding	36,125	101	9,796,648	101	4,867,997	507,353	115,293	101

Wells Fargo Small Cap Disciplined ($)
Shares sold	$442,033	$1,010	$110,582,313	$1,010	$117,337,291	$5,074,563	$1,390,427	$1,010
Dividends reinvested	7,994	—	2,577,606	—	1,376,327	—	28,189	—
Shares redeemed	(52,686)	—	(5,296,335)	—	(67,871,967)	(2,004)	(177,735)	—

Net increase	$397,341	$1,010	$107,863,584	$1,010	$50,841,651	$5,072,559	$1,240,881	$1,010

(1)	Commencement of operations.

132

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% of the Portfolio’s net assets, at market value, at time of purchase.

			Initial			Percent
		Principal	Acquisition			of Net
Portfolio	Security	Amount	Date	Cost	Value	Assets

T. Rowe Price Capital Appreciation	Affiliated Managers Group, Inc.	351,200	03/29/06	$17,260,266	$18,481,900	0.6%
	Amgen, Inc., 0.375%, due 02/01/13	21,880,000	02/14/06	21,942,747	21,606,500	0.7%
	Beckman Coulter, Inc., 2.500%, due 12/15/36	5,590,000	12/12/06	5,590,000	5,670,384	0.2%
	NRG Energy, Inc.	8,600	12/15/04	8,724,475	12,792,500	0.4%
	Roche Holdings, Inc., 0.260%, due 07/25/21	28,490,000	07/13/01	16,891,094	27,443,562	0.9%
	United Dominion Realty Trust, Inc., 4.000%, due 12/15/35	9,795,000	01/27/06	10,076,238	11,545,856	0.4%

				$80,484,820	$97,540,702	3.2%

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2006, the Portfolios had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

AllianceBernstein MidCap Growth	$150,896,056	$156,952,091
BlackRock Large Cap Growth	14,299,368	14,724,680
BlackRock Large Cap Value	10,528,687	10,966,146
Capital Guardian Small/ Mid Cap	125,447,204	129,875,224
Capital Guardian U.S. Equities	164,990,294	170,033,351
FMRSM Diversified Mid Cap	211,199,542	220,088,050
FMRSM Mid Cap Growth	157,682,358	163,150,217
Lord Abbett Affiliated	47,462,766	49,020,176
T. Rowe Price Capital Appreciation	435,133,750	447,842,388
T. Rowe Price Equity Income	209,003,273	216,276,438
Templeton Global Growth	86,883,614	90,216,832
UBS U.S. Allocation	23,025,795	23,680,867
Van Kampen Equity Growth	24,555,415	25,320,281
Van Kampen Global Franchise	25,383,829	26,334,774
Van Kampen Growth and Income	150,983,870	157,516,923
Van Kampen Real Estate	169,027,176	173,416,332
Wells Fargo Mid Cap Disciplined	68,567,454	70,828,285
Wells Fargo Small Cap Disciplined	33,190,854	34,319,531

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified. Certain Portfolios are each classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that

133

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)

particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios investments.

NOTE 12 — REORGANIZATIONS

On December 16, 2006, BlackRock Large Cap Growth, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING VP LargeCap Growth Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 8 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

				Acquired Portfolio
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Unrealized	Conversion
Portfolio	Portfolio	Acquired Portfolio (000’s)	Acquiring Portfolio (000’s)	Appreciation (000’s)	Ratio

BlackRock Large Cap Growth	ING VP LargeCap Growth Portfolio	$2,171	$159,988	$249	0.73

The net assets of BlackRock Large Cap Growth after the acquisition were $162,158,271.

On December 5, 2005, FMRSM Diversified Mid Cap as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING AIM Mid Cap Growth Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 8 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

				Acquired Portfolio
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Unrealized	Conversion
Portfolio	Portfolio	Acquired Portfolio (000’s)	Acquiring Portfolio (000’s)	Appreciation (000’s)	Ratio

FMRSM Diversified Mid Cap	ING AIM Mid Cap Growth Portfolio	$250,558	$358,205	$44,339	1.17

The net assets of FMRSM Diversified Mid Cap after the acquisition were approximately $608,763,856.

NOTE 13 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

The following permanent tax differences have been reclassified as of December 31, 2006:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

AllianceBernstein Mid Cap Growth	$—	$1,819,123	$(1,819,123)
BlackRock Large Cap Growth	(64,808)	129,188	(64,380)
Capital Guardian Small/ Mid Cap	—	(121,523)	121,523
Capital Guardian U.S. Equities	—	(5,738)	5,738
FMRSM Diversified Mid Cap	(37,808,345)	356,518	37,451,827
FMRSM Large Cap Growth	—	(86,589)	86,589
FMRSM Mid Cap Growth	(1,670,943)	1,655,077	15,866
Franklin Income	(23,640)	19,387	4,253
T. Rowe Price Capital Appreciation	35,864	(172,379)	136,515
T. Rowe Price Equity Income	—	(70,704)	70,704
Templeton Global Growth	—	296,969	(296,969)
UBS U.S. Allocation	—	92,434	(92,434)
Van Kampen Equity Growth	—	187,917	(187,917)
Van Kampen Global Franchise	(1,005,767)	(1,492,583)	2,498,350
Van Kampen Growth and Income	—	(8,269)	8,269
Van Kampen Real Estate	—	(586,659)	586,659
Wells Fargo Small Cap Disciplined	(24,620)	21,411	3,209

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005

	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

AllianceBernstein Mid Cap Growth	$31,051,544	$48,772,640	$—	$—
BlackRock Large Cap Growth	3,716,084	7,138,936	—	—
BlackRock Large Cap Value	2,541,043	822,529	—	5,861
Capital Guardian Small/ Mid Cap	1,977,408	—	884,389	—
Capital Guardian U.S. Equities	3,418,038	40,013,127	2,766,711	—
FMRSM Diversified Mid Cap	29,534,424	44,981,026	10,723,900	12,029,642
FMRSM Large Cap Growth	506,805	—	641,748	—
Lord Abbett Affiliated	6,627,595	13,981,167	2,136,037	—
T. Rowe Price Capital Appreciation	37,778,297	172,389,432	34,339,801	74,404,535
T. Rowe Price Equity Income	23,852,011	44,956,399	18,034,819	20,400,136
Templeton Global Growth	3,859,922	47,197,257	2,723,259	—
UBS U.S. Allocation	1,669,406	—	1,436,997	—
Van Kampen Equity Growth	1,188,331	2,476,537	389,877	—
Van Kampen Global Franchise	5,852,545	11,444,001	1,004,271	1,911,637
Van Kampen Growth and Income	16,632,052	81,697,889	9,010,087	—
Van Kampen Real Estate	18,375,553	71,722,350	11,495,857	22,824,301
Wells Fargo Mid Cap Disciplined	1,616,257	—	1,865,296	—
Wells Fargo Small Cap Disciplined	3,892,752	97,364	—	—

135

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

AllianceBernstein Mid Cap Growth	$26,583,229	$13,854,906	$(18,919,386)	$(5,394,836)	—	$—	—
BlackRock Large Cap Growth	—	—	13,559,688	—	—	—	—
BlackRock Large Cap Value	2,155,630	4,101,882	13,598,334	—	—	—	—
Capital Guardian Small/ Mid Cap	429,231	—	62,167,540	—	—	(49,080,945)	2009
						(37,767,529)	2010
						(57,927,604)	2011

						$(144,776,078)

Capital Guardian U.S. Equities	8,711,908	41,879,244	98,987,756	—	—	—	—
FMRSM Diversified Mid Cap	1,590,693	5,200,471	71,152,121	—	—	(17,935,344)	2008
						(15,139,993)	2009

						$(33,075,337)

FMRSM Large Cap Growth	1,041,927	—	20,421,909	—	—	(17,367,949)	2014
FMRSM Mid Cap Growth	—	—	39,630,966	—	(16,421)	(820,383,855)	2010
Franklin Income	4,360,454	—	8,880,626	—	(20)	—	—
Lord Abbett Affiliated	6,234,208	628,806	28,188,482	—	—	—	—
T. Rowe Price Capital Appreciation	71,772,158	314,441,979	395,121,846	—	(85,836)	—	—
T. Rowe Price Equity Income	24,295,665	47,267,094	239,127,090	—	—	—	—
Templeton Global Growth	13,956,780	2,792,841	76,099,129	—	—	—	—
UBS U.S. Allocation	2,611,197	7,660,570	13,437,614	—	—	—	—
Van Kampen Equity Growth	122,494	3,386,278	19,109,524	(337,428)	—	—	—
Van Kampen Global Franchise	—	13,039,067	83,517,885	—	—	—	—
Van Kampen Growth and Income	20,550,894	61,528,297	192,869,722	—	—	—	—
Van Kampen Real Estate	28,679,259	106,436,426	439,383,683	—	(1,171)	—	—
Wells Fargo Mid Cap Disciplined	2,703,372	—	25,737,025	—	—	(71,440,830)	2010
Wells Fargo Small Cap Disciplined	—	—	9,306,316	—	—	—	—

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the “Code”) and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and “eligible investors” in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. We are aware that an affiliate of a Portfolio’s investment adviser may have failed to limit the availability of T. Rowe Price Capital Appreciation for investment to “eligible investors” under the Code. The legal and tax consequences, if any, of this are currently under active review, but we do not believe that it is probable that any liability has been incurred by the Portfolio. Although it is not probable that any liability has been incurred, ING has agreed to indemnify the Portfolio from and against economic consequences of any such failure incurred either (i) directly or (ii) by virtue of any indemnification by the Portfolio resulting from such failure.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management is currently analyzing the tax positions of the Portfolios. To date, this analysis reflects an uncertain tax position in T. Rowe Price Capital Appreciation that has the potential to result in a liability upon adoption of FIN 48. Management of the Portfolio is presently determining whether the tax benefits recorded by the Portfolio is more likely-than-not to be sustained if challenged by taxing authorities. To the extent that, in Management’s judgment, the more likely-than-not threshold cannot be achieved, ING has agreed to indemnify the Portfolio and will bear any taxes and other costs related to this position that may occur. As a result, in Management’s opinion, the adoption of FIN 48 is not expected to have a material impact on the financial statements of the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, Management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 15 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS

In 2004, DSL (formerly, known as Directed Services, Inc.) reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep, including DSL (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further

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NOTE 15 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, DSL reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or

138

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of DSL entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

139

PORTFOLIO OF INVESTMENTS
ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 98.9%
		Airlines: 2.1%
306,800	@,L	Continental Airlines, Inc.	$12,655,500

			12,655,500

		Biotechnology: 7.0%
639,605	@,L	Affymetrix, Inc.	14,749,291
749,408	@,L	Applera Corp. — Celera Genomics Group	10,484,218
1,152,450	@,@@, L	Compugen Ltd.	2,984,846
982,950	@,@@, L	deCODE genetics, Inc.	4,452,764
79,700	@,L	Illumina, Inc.	3,133,007
200,470	@,L	Vertex Pharmaceuticals, Inc.	7,501,587

			43,305,713

		Commercial Services: 5.4%
391,635	@,L	Apollo Group, Inc.	15,262,016
255,460	@	Monster Worldwide, Inc.	11,914,654
180,850	@	Vistaprint Ltd.	5,987,944

			33,164,614

		Computers: 2.4%
381,011	@	Network Appliance, Inc.	14,966,112

			14,966,112

		Diversified Financial Services: 9.7%
25,615		Chicago Mercantile Exchange Holdings, Inc.	13,057,246
253,402		International Securities Exchange, Inc.	11,856,680
548,190	@,L	Nasdaq Stock Market, Inc.	16,878,770
95,730	@,L	NYSE Group, Inc.	9,304,956
547,240	@,L	TD Ameritrade Holding Corp.	8,854,343

			59,951,995

		Electrical Components & Equipment: 0.5%
87,498	@,L	Energy Conversion Devices, Inc.	2,973,182

			2,973,182

		Electronics: 3.5%
231,200	@,L	Cymer, Inc.	10,161,240
160,450	@,L	Itron, Inc.	8,317,728
63,850	@	Trimble Navigation Ltd.	3,239,111

			21,718,079

		Healthcare — Products: 6.2%
1,691,460	@,L	Cepheid, Inc.	14,377,410
1,361,415	@,L	Cerus Corp.	7,977,892
825,270	@,@@, L	Given Imaging Ltd.	15,968,975

			38,324,277

		Internet: 6.9%
865,468	@,L	Audible, Inc.	6,863,161
2,880,252	@,L	Move, Inc.	15,870,189
902,575	@,@@, L	Shanda Interactive Entertainment Ltd. ADR	19,558,800

			42,292,150

		Lodging: 1.9%
242,971	@@,L	Melco PBL Entertainment ADR	5,165,563
72,250	@,L	Wynn Resorts Ltd.	6,780,663

			11,946,226

		Media: 4.1%
1,730,955	@,L	XM Satellite Radio Holdings, Inc.	25,012,300

			25,012,300

		Retail: 5.9%
145,750	@,L	Chipotle Mexican Grill, Inc.	8,307,750
497,730	@	Coldwater Creek, Inc.	12,204,340
110,470	@,L	Panera Bread Co.	6,176,378
69,750	@,L	Under Armour, Inc.	3,518,888
265,940	@,L	Urban Outfitters, Inc.	6,124,598

			36,331,954

		Semiconductors: 21.9%
1,219,813	@,L	Advanced Micro Devices, Inc.	24,823,195
592,101	@	Broadcom Corp.	19,130,783
335,915	@	Formfactor, Inc.	12,512,834
189,250	@	International Rectifier Corp.	7,291,803
482,314		KLA-Tencor Corp.	23,995,122
311,548	@	Lam Research Corp.	15,770,560
593,320	@,L	Netlogic Microsystems, Inc.	12,869,111
520,968	@,L	Silicon Laboratories, Inc.	18,051,541

			134,444,949

		Software: 6.9%
440,767	@,L	Navteq Corp.	15,413,622
916,190	@,L	Red Hat, Inc.	21,072,370
167,450	@,L	Salesforce.com, Inc.	6,103,553

			42,589,545

		Telecommunications: 14.5%
1,516,761	@,L	JDS Uniphase Corp.	25,269,238
1,377,782	@	Juniper Networks, Inc.	26,095,191
3,969,776	@,L	Level 3 Communications, Inc.	22,230,741
472,202	@,L	NeuStar, Inc.	15,318,233

			88,913,403

		Total Common Stock (Cost $604,390,103)	608,589,999

See Accompanying Notes to Financial Statements

140

PORTFOLIO OF INVESTMENTS
ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 26.6%
	U.S. Government Agency Obligations: 1.1%
$6,741,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$6,739,277

	Total U.S. Government Agency Obligations (Cost $6,739,277)	6,739,277

	Securities Lending CollateralCC: 25.5%
156,952,091	The Bank of New York Institutional Cash Reserves Fund	156,952,091

	Total Securities Lending Collateral (Cost $156,952,091)	156,952,091

	Total Short-Term Investments (Cost $163,691,368)	163,691,368

Total Investments in Securities (Cost $768,081,471)*	125.5%	$772,281,367
Other Assets and Liabilities-Net	(25.5)	(157,069,273)

Net Assets	100.0%	$615,212,094

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $791,200,753.
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$33,943,568
Gross Unrealized Depreciation	(52,862,954)

Net Unrealized Depreciation	$(18,919,386)

See Accompanying Notes to Financial Statements

141

PORTFOLIO OF INVESTMENTS
ING BLACKROCK LARGE CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 100.1%
		Advertising: 1.2%
19,000		Omnicom Group	$1,986,260

			1,986,260

		Aerospace/ Defense: 2.7%
26,000		Lockheed Martin Corp.	2,393,820
36,000		Raytheon Co.	1,900,800

			4,294,620

		Airlines: 2.1%
56,000	@,L	AMR Corp.	1,692,880
41,000	@,L	Continental Airlines, Inc.	1,691,250

			3,384,130

		Biotechnology: 1.2%
2,000	@	Amgen, Inc.	136,620
36,000	@	Biogen Idec, Inc.	1,770,840

			1,907,460

		Chemicals: 1.7%
19,000		International Flavors & Fragrances, Inc.	934,040
27,000		Sherwin-Williams Co.	1,716,660

			2,650,700

		Commercial Services: 4.3%
67,000	@	Convergys Corp.	1,593,260
22,000	@	ITT Educational Services, Inc.	1,460,140
22,000		Manpower, Inc.	1,648,460
28,000		McKesson Corp.	1,419,600
40,000	@,L	Quanta Services, Inc.	786,800

			6,908,260

		Computers: 9.9%
85,000	@,L	Cadence Design Systems, Inc.	1,522,350
66,000		Electronic Data Systems Corp.	1,818,300
78,600		Hewlett-Packard Co.	3,237,534
48,000		International Business Machines Corp.	4,663,200
24,000	@,L	Lexmark International, Inc.	1,756,800
26,000	@	NCR Corp.	1,111,760
64,000	@	Synopsys, Inc.	1,710,720

			15,820,664

		Diversified Financial Services: 2.8%
14,050		Goldman Sachs Group, Inc.	2,800,868
21,000		Morgan Stanley	1,710,030

			4,510,898

		Electrical Components & Equipment: 0.8%
18,000	@	Energizer Holdings, Inc.	1,277,820

			1,277,820

		Electronics: 5.0%
42,000	@	Agilent Technologies, Inc.	1,463,700
40,000		Applera Corp. — Applied Biosystems Group	1,467,600
26,000	@	Avnet, Inc.	663,780
76,000		AVX Corp.	1,124,040
21,000	@,@@	Mettler Toledo International, Inc.	1,655,850
34,000	@	Waters Corp.	1,664,980

			8,039,950

		Energy — Alternate Sources: 1.0%
69,000	@	Covanta Holding Corp.	1,520,760

			1,520,760

		Environmental Control: 1.1%
47,050		Waste Management, Inc.	1,730,029

			1,730,029

		Food: 1.2%
7,000		Campbell Soup Co.	272,230
68,000		Kroger Co.	1,568,760

			1,840,990

		Hand/ Machine Tools: 1.0%
33,000		Snap-On, Inc.	1,572,120

			1,572,120

		Healthcare — Products: 1.9%
7,000		Baxter International, Inc.	324,730
14,000		Johnson & Johnson	924,280
44,000	@	Kinetic Concepts, Inc.	1,740,200

			2,989,210

		Healthcare — Services: 3.5%
44,000		Aetna, Inc.	1,899,920
33,000	@	Humana, Inc.	1,825,230
25,000	@	Laboratory Corp. of America Holdings	1,836,750

			5,561,900

		Housewares: 0.9%
31,000		Toro Co.	1,445,530

			1,445,530

		Insurance: 1.8%
14,000		Ambac Financial Group, Inc.	1,246,980
41,000	@	CNA Financial Corp.	1,653,120

			2,900,100

		Internet: 1.0%
134,000	@	Emdeon Corp.	1,660,260

			1,660,260

		Iron/ Steel: 1.6%
13,000		Carpenter Technology Corp.	1,332,760
23,450		Nucor Corp.	1,281,777

			2,614,537

		Leisure Time: 1.3%
29,200	L	Harley-Davidson, Inc.	2,057,724

			2,057,724

		Machinery — Construction & Mining: 0.7%
17,000	@	Terex Corp.	1,097,860

			1,097,860

		Machinery — Diversified: 1.9%
12,000	L	Cummins, Inc.	1,418,160
26,000		Manitowoc Co., Inc.	1,545,180

			2,963,340

		Media: 2.6%
82,000	@,L	DirecTV Group, Inc.	2,045,080
62,217		Walt Disney Co.	2,132,177

			4,177,257

		Miscellaneous Manufacturing: 2.7%
29,070		General Electric Co.	1,081,695
45,000		Honeywell International, Inc.	2,035,800
24,040		Roper Industries, Inc.	1,207,770

			4,325,265

See Accompanying Notes to Financial Statements

142

PORTFOLIO OF INVESTMENTS
ING BLACKROCK LARGE CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Office Furnishings: 0.7%
58,000		Steelcase, Inc.	$1,053,280

			1,053,280

		Oil & Gas: 4.7%
29,000		ExxonMobil Corp.	2,222,270
51,000		Frontier Oil Corp.	1,465,740
32,000		Holly Corp.	1,644,800
18,000		Sunoco, Inc.	1,122,480
16,000		Tesoro Petroleum Corp.	1,052,320

			7,507,610

		Packaging & Containers: 1.1%
49,000	@	Pactiv Corp.	1,748,810

			1,748,810

		Pharmaceuticals: 7.1%
24,160		AmerisourceBergen Corp.	1,086,234
25,000		Cardinal Health, Inc.	1,610,750
37,000		Caremark Rx, Inc.	2,113,070
39,000	@	Forest Laboratories, Inc.	1,973,400
29,000		Merck & Co., Inc.	1,264,400
30,945		Pfizer, Inc.	801,476
103,820		Schering-Plough Corp.	2,454,305

			11,303,635

		Retail: 13.9%
24,000		Abercrombie & Fitch Co.	1,671,120
56,000		American Eagle Outfitters	1,747,760
49,000	@	AnnTaylor Stores Corp.	1,609,160
11,000	@	Autozone, Inc.	1,271,160
32,000	@,L	Dick’s Sporting Goods, Inc.	1,567,680
53,000	@	Dollar Tree Stores, Inc.	1,595,300
58,000		Family Dollar Stores, Inc.	1,701,140
26,000		JC Penney Co., Inc.	2,011,360
30,000	@	Kohl’s Corp.	2,052,900
33,000		Men’s Wearhouse, Inc.	1,262,580
38,000	L	Nordstrom, Inc.	1,874,920
48,000	@	Office Depot, Inc.	1,832,160
68,000		TJX Cos., Inc.	1,939,360

			22,136,600

		Semiconductors: 4.3%
26,510	@,L	Altera Corp.	521,717
33,000		Applied Materials, Inc.	608,850
105,000	@	Integrated Device Technology, Inc.	1,625,400
18,000		Intersil Corp.	430,560
182,000	@,L	LSI Logic Corp.	1,638,000
51,000	@,L	Novellus Systems, Inc.	1,755,420
6,000	@,L	Nvidia Corp.	222,060

			6,802,007

		Software: 7.8%
123,000	@	BEA Systems, Inc.	1,547,340
54,000	@	BMC Software, Inc.	1,738,800
108,000	@	Compuware Corp.	899,640
50,920	@	Intuit, Inc.	1,553,569
92,000		Microsoft Corp.	2,747,120
178,000	@	Oracle Corp.	3,050,916
11,000		Paychex, Inc.	434,940
16,000		Total System Services, Inc.	422,240

			12,394,565

		Telecommunications: 4.6%
184,910	@	Cisco Systems, Inc.	5,053,590
110,660		Motorola, Inc.	2,275,170

			7,328,760

		Total Common Stock (Cost $145,879,625)	159,512,911

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 9.5%
	U.S. Government Agency Obligations: 0.3%
$383,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$382,902

	Total U.S. Government Agency Obligations (Cost $382,902)	382,902

	Securities Lending CollateralCC: 9.2%
14,724,680	The Bank of New York Institutional Cash Reserves Fund	14,724,680

	Total Securities Lending Collateral (Cost $14,724,680)	14,724,680

	Total Short-Term Investments (Cost $15,107,582)	15,107,582

Total Investments in Securities (Cost $160,987,207)*	109.6%	$174,620,493
Other Assets and Liabilities-Net	(9.6)	(15,255,570)

Net Assets	100.0%	$159,364,923

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $161,060,768.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,186,040
Gross Unrealized Depreciation	(1,626,315)

Net Unrealized Appreciation	$13,559,725

See Accompanying Notes to Financial Statements

143

PORTFOLIO OF INVESTMENTS
ING BLACKROCK LARGE CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.8%
		Aerospace/ Defense: 2.0%
1,000		Lockheed Martin Corp.	$92,070
12,000		Northrop Grumman Corp.	812,400
27,000		Raytheon Co.	1,425,600

			2,330,070

		Airlines: 1.0%
40,000	@,L	AMR Corp.	1,209,200

			1,209,200

		Auto Manufacturers: 1.3%
49,000	L	General Motors Corp.	1,505,280

			1,505,280

		Banks: 1.5%
33,000		Bank of America Corp.	1,761,870

			1,761,870

		Beverages: 0.2%
8,000		Pepsi Bottling Group, Inc.	247,280

			247,280

		Biotechnology: 0.2%
5,000	@	Biogen Idec, Inc.	245,950

			245,950

		Chemicals: 3.7%
11,000		Albemarle Corp.	789,800
10,000		EI DuPont de Nemours & Co.	487,100
10,000		International Flavors & Fragrances, Inc.	491,600
2,000		Lubrizol Corp.	100,260
50,000	L	Lyondell Chemical Co.	1,278,500
20,000		Sherwin-Williams Co.	1,271,600

			4,418,860

		Commercial Services: 2.5%
16,000	@	Convergys Corp.	380,480
14,000		Manpower, Inc.	1,049,020
20,000		McKesson Corp.	1,014,000
17,000	@	Quanta Services, Inc.	334,390
20,000		Service Corp. International	205,000

			2,982,890

		Computers: 6.5%
56,000	@	Cadence Design Systems, Inc.	1,002,960
46,000	L	Electronic Data Systems Corp.	1,267,300
48,000		Hewlett-Packard Co.	1,977,120
15,000		International Business Machines Corp.	1,457,250
17,000	@,L	Lexmark International, Inc.	1,244,400
12,000	@	NCR Corp.	513,120
10,000	@	Synopsys, Inc.	267,300

			7,729,450

		Cosmetics/ Personal Care: 0.4%
8,000		Procter & Gamble Co.	514,160

			514,160

		Diversified Financial Services: 14.2%
10,000		Bear Stearns Cos., Inc.	1,627,800
106,000		Citigroup, Inc.	5,904,200
7,000		Goldman Sachs Group, Inc.	1,395,450
84,000		JPMorgan Chase & Co.	4,057,200
19,000		Lehman Brothers Holdings, Inc.	1,484,280
31,000		Morgan Stanley	2,524,330

			16,993,260

		Electric: 0.3%
22,000	@	CMS Energy Corp.	367,400

			367,400

		Electrical Components & Equipment: 0.5%
9,000	@	Energizer Holdings, Inc.	638,910

			638,910

		Electronics: 1.0%
31,000		Applera Corp. — Applied Biosystems Group	1,137,390

			1,137,390

		Environmental Control: 1.0%
33,000		Waste Management, Inc.	1,213,410

			1,213,410

		Food: 2.4%
59,000	L	Kroger Co.	1,361,130
43,000		Safeway, Inc.	1,486,080

			2,847,210

		Gas: 0.4%
22,000		NiSource, Inc.	530,200

			530,200

		Hand/ Machine Tools: 0.3%
7,000		Snap-On, Inc.	333,480

			333,480

		Healthcare — Services: 1.8%
33,000		Aetna, Inc.	1,424,940
10,000	@	Humana, Inc.	553,100
2,000	@	WellPoint, Inc.	157,380

			2,135,420

		Insurance: 10.5%
29,000		Allstate Corp.	1,888,190
15,000		Ambac Financial Group, Inc.	1,336,050
16,000		American Financial Group, Inc.	574,560
10,000	L	Chubb Corp.	529,100
13,000	@	CNA Financial Corp.	524,160
7,000		Hanover Insurance Group, Inc.	341,600
3,000		MBIA, Inc.	219,180
20,000		Metlife, Inc.	1,180,200
6,000	L	MGIC Investment Corp.	375,240
8,000		Nationwide Financial Services	433,600
24,000		PMI Group, Inc.	1,132,080
3,000		Principal Financial Group	176,100
7,000	L	Prudential Financial, Inc.	601,020
20,000		Safeco Corp.	1,251,000
35,000		St. Paul Travelers Cos., Inc.	1,879,150
4,000		WR Berkley Corp.	138,040

			12,579,270

		Internet: 0.6%
59,000	@	Emdeon Corp.	731,010

			731,010

		Iron/ Steel: 2.1%
10,000		Carpenter Technology Corp.	1,025,200
26,000		Nucor Corp.	1,421,160

			2,446,360

		Leisure Time: 0.1%
3,000		Sabre Holdings Corp.	95,670

			95,670

See Accompanying Notes to Financial Statements

144

PORTFOLIO OF INVESTMENTS
ING BLACKROCK LARGE CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Machinery — Diversified: 0.9%
9,000	L	Cummins, Inc.	$1,063,620

			1,063,620

		Media: 1.7%
5,000	@,L	DirecTV Group, Inc.	124,700
54,000		Walt Disney Co.	1,850,580

			1,975,280

		Miscellaneous Manufacturing: 3.0%
27,000		General Electric Co.	1,004,670
35,000		Honeywell International, Inc.	1,583,400
16,000		SPX Corp.	978,560

			3,566,630

		Office/ Business Equipment: 1.2%
87,000	@	Xerox Corp.	1,474,650

			1,474,650

		Oil & Gas: 16.4%
54,000		Chevron Corp.	3,970,620
16,000		Devon Energy Corp.	1,073,280
112,000		ExxonMobil Corp.	8,582,560
40,000		Frontier Oil Corp.	1,149,600
19,000		Marathon Oil Corp.	1,757,500
37,000		Occidental Petroleum Corp.	1,806,710
18,000	L	Tesoro Petroleum Corp.	1,183,860

			19,524,130

		Pharmaceuticals: 6.2%
29,000		AmerisourceBergen Corp.	1,303,840
13,000		Cardinal Health, Inc.	837,590
18,000		Caremark Rx, Inc.	1,027,980
55,000	@	King Pharmaceuticals, Inc.	875,600
47,000		Merck & Co., Inc.	2,049,200
49,000		Pfizer, Inc.	1,269,100

			7,363,310

		Retail: 6.7%
36,000	@	AnnTaylor Stores Corp.	1,182,240
35,000		Dillard’s, Inc.	1,223,950
24,000	@	Dollar Tree Stores, Inc.	722,400
42,000		Family Dollar Stores, Inc.	1,231,860
14,000		JC Penney Co., Inc.	1,083,040
9,000		Nordstrom, Inc.	444,060
22,000	@,L	Office Depot, Inc.	839,740
26,000		OfficeMax, Inc.	1,290,900

			8,018,190

		Semiconductors: 1.8%
5,000	@	Integrated Device Technology, Inc.	77,400
88,000	@,L	LSI Logic Corp.	792,000
37,000	@	Novellus Systems, Inc.	1,273,540

			2,142,940

		Software: 2.2%
59,000	@	BEA Systems, Inc.	742,220
30,000	@	BMC Software, Inc.	966,000
57,000	@	Compuware Corp.	474,810
18,000	@	Sybase, Inc.	444,600

			2,627,630

		Telecommunications: 3.0%
5,000		AT&T, Inc.	178,750
43,000		Citizens Communications Co.	617,910
63,000		Motorola, Inc.	1,295,280
183,000	@,L	Qwest Communications International, Inc.	1,531,710

			3,623,650

		Toys/ Games/ Hobbies: 2.2%
47,000		Hasbro, Inc.	1,280,750
60,000		Mattel, Inc.	1,359,600

			2,640,350

		Total Common Stock (Cost $105,136,846)	119,014,380

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 9.3%
	U.S. Government Agency Obligations: 0.1%
$200,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$199,949

	Total U.S. Government Agency Obligations (Cost $199,949)	199,949

	Securities Lending CollateralCC: 9.2%
10,966,146	The Bank of New York Institutional Cash Reserves Fund	10,966,146

	Total Securities Lending Collateral (Cost $10,966,146)	10,966,146

	Total Short-Term Investments (Cost $11,166,095)	11,166,095

Total Investments in Securities (Cost $116,302,941)*	109.1%	$130,180,475
Other Assets and Liabilities-Net	(9.1)	(10,881,134)

Net Assets	100.0%	$119,299,341

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $116,582,141.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,167,089
Gross Unrealized Depreciation	(568,755)

Net Unrealized Appreciation	$13,598,334

See Accompanying Notes to Financial Statements

145

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL/ MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 98.5%
		Advertising: 0.5%
22,400	@,L	Getty Images, Inc.	$959,168
39,600		Harte-Hanks, Inc.	1,097,316

			2,056,484

		Aerospace/ Defense: 0.7%
56,600	@	Ducommun, Inc.	1,295,008
34,700		Goodrich Corp.	1,580,585
16,700	@,L	K&F Industries Holdings, Inc.	379,257

			3,254,850

		Airlines: 2.9%
15,900	@,L	Allegiant Travel Co.	446,154
525,350	@,L	JetBlue Airways Corp.	7,459,970
322,900		Southwest Airlines Co.	4,946,828

			12,852,952

		Apparel: 0.9%
164,900	@	Hanesbrands, Inc.	3,894,938

			3,894,938

		Auto Parts & Equipment: 0.4%
20,000	L	Johnson Controls, Inc.	1,718,400

			1,718,400

		Banks: 4.8%
70,000		Banner Corp.	3,103,800
63,300		Cardinal Financial Corp.	648,825
46,200	L	Columbia Banking System, Inc.	1,622,544
15,500	L	Compass Bancshares, Inc.	924,575
143,900		East-West Bancorp., Inc.	5,096,938
97,650		First Midwest Bancorp., Inc.	3,777,102
74,700	L	Seacoast Banking Corp. of Florida	1,852,560
11,330	@	Southcoast Financial Corp.	234,531
4,400	@	WSB Financial Group, Inc.	84,480
50,500		Zions Bancorp.	4,163,220

			21,508,575

		Beverages: 0.5%
76,200		Pepsi Bottling Group, Inc.	2,355,342

			2,355,342

		Biotechnology: 4.3%
88,600	@,L	Exelixis, Inc.	797,400
578,300	@,L	Human Genome Sciences, Inc.	7,194,052
821,200	@,L	Millennium Pharmaceuticals, Inc.	8,951,080
112,600	@,L	PDL BioPharma, Inc.	2,267,764

			19,210,296

		Building Materials: 3.5%
88,000		American Standard Cos., Inc.	4,034,800
64,300	@,L	Goodman Global, Inc.	1,105,960
161,500	L	Texas Industries, Inc.	10,373,145

			15,513,905

		Chemicals: 3.2%
347,900		Georgia Gulf Corp.	6,717,949
36,400	@,L	Huntsman Corp.	690,508
113,100	@@,L	Methanex Corp.	3,095,547
8,100	@@,L	Potash Corp. of Saskatchewan	1,162,188
53,700		Rohm & Haas Co.	2,745,144

			14,411,336

		Coal: 1.0%
240,100	@,L	Alpha Natural Resources, Inc.	3,416,623
34,000	L	Arch Coal, Inc.	1,021,020

			4,437,643

		Commercial Services: 3.1%
3,500	@,L	ExlService Holdings, Inc.	73,640
276,600	@	Exponent, Inc.	5,161,356
91,300		McKesson Corp.	4,628,910
70,100	@,L	Resources Connection, Inc.	2,231,984
59,200	@,@@	WNS Holdings Ltd. ADR	1,841,120

			13,937,010

		Computers: 2.9%
57,700	@,L	Affiliated Computer Services, Inc.	2,818,068
43,700	@,L	Isilon Systems, Inc.	1,206,120
31,900	@,@@, L	Qimonda AG ADR	558,569
41,500	@,L	Sandisk Corp.	1,785,745
212,600	@@,L	Seagate Technology, Inc.	5,633,900
10,300	@,L	Stratasys, Inc.	323,523
289,000	@	WidePoint Corp.	641,580

			12,967,505

		Cosmetics/ Personal Care: 0.2%
22,600	@,L	Bare Escentuals, Inc.	702,182

			702,182

		Distribution/ Wholesale: 0.1%
10,200	@	United Stationers, Inc.	476,238

			476,238

		Diversified Financial Services: 3.9%
152,200	@,L	AmeriCredit Corp.	3,830,874
113,600	@,L	Evercore Partners, Inc.	4,186,160
138,000	L	IndyMac Bancorp., Inc.	6,232,080
61,300		International Securities Exchange, Inc.	2,868,227
3,900	@	KBW, INC.	114,621

			17,231,962

		Electric: 2.6%
68,000	@	AES Corp.	1,498,720
224,100	@,L	CMS Energy Corp.	3,742,470
256,800		MDU Resources Group, Inc.	6,584,352

			11,825,542

		Electronics: 5.0%
93,000	@	Avnet, Inc.	2,374,290
113,700	@	Dolby Laboratories, Inc.	3,526,974
740,400	@,@@, L	Flextronics International Ltd.	8,499,792
83,000		Jabil Circuit, Inc.	2,037,650
64,400	@,L	Measurement Specialties, Inc.	1,393,616
163,900		National Instruments Corp.	4,464,636

			22,296,958

		Engineering & Construction: 1.1%
59,800		Fluor Corp.	4,882,670

			4,882,670

		Entertainment: 1.5%
167,900	@,L	Scientific Games Corp.	5,075,617
322,700	@,L	Six Flags, Inc.	1,690,948

			6,766,565

		Environmental Control: 0.2%
98,000	@,L	Purecycle Corp.	805,560

			805,560

See Accompanying Notes to Financial Statements

146

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL/ MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Food: 0.7%
33,100		Campbell Soup Co.	$1,287,259
325,100	@	Interstate Bakeries	780,240
64,000		Sara Lee Corp.	1,089,920

			3,157,419

		Healthcare — Products: 0.9%
83,900	@,L	American Medical Systems Holdings, Inc.	1,553,828
34,300	@,L	DexCom, Inc.	338,198
92,300	@	Wright Medical Group, Inc.	2,148,744

			4,040,770

		Healthcare — Services: 2.4%
103,500	@	DaVita, Inc.	5,887,080
72,200	@	Lincare Holdings, Inc.	2,876,448
35,300	@,L	Matria Healthcare, Inc.	1,014,169
71,300		Option Care, Inc.	1,016,025

			10,793,722

		Household Products/ Wares: 1.3%
77,200	@,L	Fossil, Inc.	1,743,176
121,600	@,L	Jarden Corp.	4,230,464

			5,973,640

		Insurance: 2.5%
36,800	@@	Allied World Assurance Holdings Ltd.	1,605,584
20,500	@@,L	PartnerRe Ltd.	1,456,115
255,800	@@	Security Capital Assurance Ltd.	7,118,914
17,200	@@,L	XL Capital Ltd.	1,238,744

			11,419,357

		Internet: 0.5%
12,900	@,L	Blue Nile, Inc.	475,881
14,800	@,L	Cybersource Corp.	163,096
256,900	@,L	Sapient Corp.	1,410,381

			2,049,358

		Investment Companies: 0.2%
24,100	L	American Capital Strategies Ltd.	1,114,866

			1,114,866

		Iron/ Steel: 0.1%
35,300	@,L	Claymont Steel Holdings, Inc.	649,167

			649,167

		Lodging: 2.3%
161,100	@@,L	Orient-Express Hotels Ltd.	7,623,252
19,300		Starwood Hotels & Resorts Worldwide, Inc.	1,206,250
17,100	L	Station Casinos, Inc.	1,396,557

			10,226,059

		Machinery — Diversified: 1.8%
43,200		Albany International Corp.	1,421,712
223,000		Tennant Co.	6,467,000

			7,888,712

		Media: 1.8%
178,600	@,L	Cablevision Systems Corp.	5,086,528
428,500	@,L	Radio One, Inc.	2,888,090

			7,974,618

		Metal Fabricate/ Hardware: 0.8%
102,400	@,L	Ladish Co., Inc.	3,796,992

			3,796,992

		Mining: 0.8%
215,300	@,L	Apex Silver Mines Ltd.	3,421,117

			3,421,117

		Miscellaneous Manufacturing: 4.3%
149,900	L	Actuant Corp.	7,142,735
57,300		Aptargroup, Inc.	3,382,992
49,200		Cooper Industries Ltd.	4,449,156
23,400	@,L	Griffon Corp.	596,700
75,400	@	Jacuzzi Brands, Inc.	937,222
108,000	L	Leggett & Platt, Inc.	2,581,200

			19,090,005

		Oil & Gas: 4.8%
20,200	@,L	Bill Barrett Corp.	549,642
782,300	@,L	Delta Petroleum Corp.	18,118,068
9,400	@,L	Encore Acquisition Co.	230,582
10,700		EOG Resources, Inc.	668,215
81,900		Helmerich & Payne, Inc.	2,004,093

			21,570,600

		Oil & Gas Services: 1.2%
28,400		BJ Services Co.	832,688
114,200	@,L	Newpark Resources	823,382
90,100	@,L	Weatherford International Ltd.	3,765,279

			5,421,349

		Packaging & Containers: 0.9%
174,900		Packaging Corp. of America	3,865,290

			3,865,290

		Pharmaceuticals: 5.4%
51,600	@,L	Abraxis BioScience, Inc.	1,410,744
46,200		Allergan, Inc.	5,531,988
79,200	@,L	Amylin Pharmaceuticals, Inc.	2,856,744
57,400	@	Endo Pharmaceuticals Holdings, Inc.	1,583,092
33,700	@	Express Scripts, Inc.	2,412,920
142,100	@,@@	Herbalife Ltd.	5,706,736
73,000	@,L	ImClone Systems, Inc.	1,953,480
227,000	@,L	Pharmacyclics, Inc.	1,150,890
9,400	@,L	Rigel Pharmaceuticals, Inc.	111,578
18,700	@,L	Sepracor, Inc.	1,151,546
9,200	@,L	Zymogenetics, Inc.	143,244

			24,012,962

		Real Estate Investment Trusts: 4.6%
37,100		Annaly Capital Management, Inc.	516,061
70,900	@	Douglas Emmett, Inc.	1,885,231
82,600	L	General Growth Properties, Inc.	4,314,198
210,500		Gramercy Capital Corp.	6,502,345
93,815		Host Hotels & Resorts, Inc.	2,303,158
36,100		LaSalle Hotel Properties	1,655,185
98,800		MFA Mortgage Investments, Inc.	759,772
18,400		SL Green Realty Corp.	2,443,152

			20,379,102

		Retail: 3.4%
36,987	@,L	Autonation, Inc.	788,563
12,900	@,L	California Pizza Kitchen, Inc.	429,699
32,500	@,L	Cheesecake Factory	799,500
19,800	@,L	Citi Trends, Inc.	784,872
194,400	@,L	Restoration Hardware, Inc.	1,654,344
183,900		Stage Stores, Inc.	5,588,721
158,600	L	Williams-Sonoma, Inc.	4,986,384

			15,032,083

See Accompanying Notes to Financial Statements

147

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL/ MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Savings & Loans: 1.4%
140,600	@,L	Franklin Bank Corp.	$2,887,924
246,400	L	Hudson City Bancorp., Inc.	3,420,032

			6,307,956

		Semiconductors: 6.5%
162,500	@	Altera Corp.	3,198,000
159,700	@,L	AMIS Holdings, Inc.	1,688,029
486,300	@	Applied Micro Circuits Corp.	1,731,228
279,000	@,L	Fairchild Semiconductor International, Inc.	4,689,990
191,500	@,L	International Rectifier Corp.	7,378,495
45,500	L	KLA-Tencor Corp.	2,263,625
207,000	@,L	ON Semiconductor Corp.	1,566,990
74,800	@,L	Silicon Laboratories, Inc.	2,591,820
94,200	@,L	Teradyne, Inc.	1,409,232
111,900	L	Xilinx, Inc.	2,664,339

			29,181,748

		Software: 1.1%
51,500	@,L	Cerner Corp.	2,343,250
86,700	@	Compuware Corp.	722,211
23,400	@,L	Navteq Corp.	818,298
28,500		Paychex, Inc.	1,126,890
95,600	@,L	SCO Group, Inc.	108,028

			5,118,677

		Telecommunications: 5.1%
139,100	@,L	Acme Packet, Inc.	2,871,024
42,700	@,L	American Tower Corp.	1,591,856
73,800	@,L	Atheros Communications, Inc.	1,573,416
368,900	@,L	EMS Technologies, Inc.	7,389,067
409,100	@,L	Harmonic, Inc.	2,974,157
110,112	@,L	JDS Uniphase Corp.	1,834,466
938,000	@	MDU Communications International, Inc.	741,020
286,000	@,L	Novatel Wireless, Inc.	2,765,620
125,300	@,L	Qwest Communications International, Inc.	1,048,761

			22,789,387

		Transportation: 0.4%
60,300	@	RailAmerica, Inc.	969,624
47,300	@	USA Truck, Inc.	759,165

			1,728,789

		Total Common Stock (Cost $377,768,987)	440,110,658

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 30.3%
	U.S. Government Agency Obligations: 1.3%
$5,753,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$5,751,530

	Total U.S. Government Agency Obligations (Cost $5,751,530)	5,751,530

	Securities Lending CollateralCC: 29.0%
129,875,224	The Bank of New York Institutional Cash Reserves Fund	129,875,224

	Total Securities Lending Collateral (Cost $129,875,224)	129,875,224

	Total Short-Term Investments (Cost $135,626,754)	135,626,754

Total Investments in Securities (Cost $513,395,741)*	128.8%	$575,737,412
Other Assets and Liabilities-Net	(28.8)	(128,899,625)

Net Assets	100.0%	$446,837,787

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $513,569,872.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$80,385,586
Gross Unrealized Depreciation	(18,218,046)

Net Unrealized Appreciation	$62,167,540

See Accompanying Notes to Financial Statements

148

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 98.1%
		Advertising: 0.8%
73,200	@,L	Getty Images, Inc.	$3,134,424
16,000	L	Omnicom Group	1,672,640

			4,807,064

		Aerospace/ Defense: 1.3%
124,200		United Technologies Corp.	7,764,984

			7,764,984

		Agriculture: 1.7%
115,600		Altria Group, Inc.	9,920,792

			9,920,792

		Apparel: 0.4%
112,312	@,L	Hanesbrands, Inc.	2,652,809

			2,652,809

		Auto Manufacturers: 0.4%
42,800	L	Ford Motor Co.	321,428
65,100	L	General Motors Corp.	1,999,872

			2,321,300

		Auto Parts & Equipment: 0.3%
21,100	L	Johnson Controls, Inc.	1,812,912

			1,812,912

		Banks: 4.2%
23,600		Capital One Financial Corp.	1,812,952
14,400	L	Compass Bancshares, Inc.	858,960
71,100		Fifth Third Bancorp.	2,910,123
202,109		Wachovia Corp.	11,510,108
217,900	L	Wells Fargo & Co.	7,748,524

			24,840,667

		Beverages: 2.0%
30,100	L	Anheuser-Busch Cos., Inc.	1,480,920
53,400		Coca-Cola Co.	2,576,550
120,200		PepsiCo, Inc.	7,518,510

			11,575,980

		Biotechnology: 0.5%
14,300	@	Amgen, Inc.	976,833
176,200	@,L	Millennium Pharmaceuticals, Inc.	1,920,580

			2,897,413

		Building Materials: 0.7%
89,100	L	American Standard Cos., Inc.	4,085,235

			4,085,235

		Chemicals: 2.3%
80,500		Dow Chemical Co.	3,215,170
16,000		EI DuPont de Nemours & Co.	779,360
174,100	@,L	Huntsman Corp.	3,302,677
69,700	@@,L	Methanex Corp.	1,907,689
41,400	@@,L	Nova Chemicals Corp.	1,155,060
15,600	@@,L	Potash Corp. of Saskatchewan	2,238,288
12,500	L	Rohm & Haas Co.	639,000

			13,237,244

		Coal: 0.3%
62,400	L	Arch Coal, Inc.	1,873,872

			1,873,872

		Commercial Services: 0.3%
29,300		McKesson Corp.	1,485,510

			1,485,510

		Computers: 4.3%
63,400	@,L	Affiliated Computer Services, Inc.	3,096,456
149,700	@	Dell, Inc.	3,755,973
41,500		Hewlett-Packard Co.	1,709,385
60,700	@,@@, L	Qimonda AG ADR	1,062,857
153,800	@,L	Sandisk Corp.	6,618,014
177,500	@@,L	Seagate Technology, Inc.	4,703,750
808,800	@,L	Sun Microsystems, Inc.	4,383,696

			25,330,131

		Cosmetics/ Personal Care: 0.5%
92,800	L	Avon Products, Inc.	3,066,112

			3,066,112

		Diversified Financial Services: 6.4%
58,300	@,L	AmeriCredit Corp.	1,467,411
79,900		Fannie Mae	4,745,261
55,700		Freddie Mac	3,782,030
7,400		Goldman Sachs Group, Inc.	1,475,190
25,100	L	IndyMac Bancorp., Inc.	1,133,516
202,360		JPMorgan Chase & Co.	9,773,988
11,300		Merrill Lynch & Co., Inc.	1,052,030
288,900	L	SLM Corp.	14,089,653

			37,519,079

		Electric: 1.2%
131,600	@	AES Corp.	2,900,464
98,000	@,L	CMS Energy Corp.	1,636,600
12,400		Exelon Corp.	767,436
72,000		MDU Resources Group, Inc.	1,846,080

			7,150,580

		Electrical Components & Equipment: 0.3%
41,600		Emerson Electric Co.	1,834,144

			1,834,144

		Electronics: 1.2%
412,100	@,@@, L	Flextronics International Ltd.	4,730,908
87,300		Jabil Circuit, Inc.	2,143,215

			6,874,123

		Engineering & Construction: 1.4%
103,700	L	Fluor Corp.	8,467,105

			8,467,105

		Food: 3.0%
53,500		Campbell Soup Co.	2,080,615
92,300	L	Kraft Foods, Inc.	3,295,110
340,600		Sara Lee Corp.	5,800,418
90,300		Sysco Corp.	3,319,428
109,000	@@	Unilever NV ADR	2,970,250

			17,465,821

		Forest Products & Paper: 0.3%
48,100	L	International Paper Co.	1,640,210

			1,640,210

		Gas: 0.2%
41,700	L	NiSource, Inc.	1,004,970

			1,004,970

		Healthcare — Products: 1.5%
117,100		Baxter International, Inc.	5,432,269
64,500		Medtronic, Inc.	3,451,395

			8,883,664

See Accompanying Notes to Financial Statements

149

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Healthcare — Services: 2.2%
52,000	@,L	DaVita, Inc.	$2,957,760
49,800	@	Lincare Holdings, Inc.	1,984,032
62,600		UnitedHealth Group, Inc.	3,363,498
56,100	@,L	WellPoint, Inc.	4,414,509

			12,719,799

		Home Builders: 0.1%
14,100	L	Lennar Corp.	739,686

			739,686

		Household Products/ Wares: 0.2%
40,100	@,L	Jarden Corp.	1,395,079

			1,395,079

		Insurance: 3.3%
28,600		Aflac, Inc.	1,315,600
79,500		American International Group, Inc.	5,696,970
35	@	Berkshire Hathaway, Inc.	3,849,650
10,500		Hartford Financial Services Group, Inc.	979,755
158,600		Marsh & McLennan Cos., Inc.	4,862,676
34,800	@@,L	XL Capital Ltd.	2,506,296

			19,210,947

		Internet: 3.1%
163,800	@,L	eBay, Inc.	4,925,466
23,536	@	Google, Inc.	10,837,857
89,500	@,L	Yahoo!, Inc.	2,285,830

			18,049,153

		Leisure Time: 0.2%
19,100	L	Carnival Corp.	936,855

			936,855

		Lodging: 1.0%
46,500	@,L	Las Vegas Sands Corp.	4,160,820
23,700		Starwood Hotels & Resorts Worldwide, Inc.	1,481,250

			5,642,070

		Media: 2.8%
40,782	@,L	Cablevision Systems Corp.	1,161,471
57,300	L	CBS Corp. - Class B	1,786,614
82,600		Clear Channel Communications, Inc.	2,935,604
53,000	@,L	Comcast Corp.	2,243,490
5,685	@,L	Idearc, Inc.	162,875
60,450		Time Warner, Inc.	1,316,601
33,400	@,L	Viacom, Inc.	1,370,402
165,700		Walt Disney Co.	5,678,539

			16,655,596

		Mining: 1.3%
112,400	L	Alcoa, Inc.	3,373,124
83,900	@@,L	Barrick Gold Corp.	2,575,730
42,700	L	Newmont Mining Corp.	1,927,905

			7,876,759

		Miscellaneous Manufacturing: 5.2%
25,500		Cooper Industries Ltd.	2,305,965
68,000		Danaher Corp.	4,925,920
394,700		General Electric Co.	14,686,787
105,200		Illinois Tool Works, Inc.	4,859,188
80,200	L	Leggett & Platt, Inc.	1,916,780
17,500	@@,L	Siemens AG ADR	1,724,625

			30,419,265

		Oil & Gas: 3.6%
25,500		Anadarko Petroleum Corp.	1,109,760
40,832	L	Chevron Corp.	3,002,377
17,700		EOG Resources, Inc.	1,105,365
53,400		ExxonMobil Corp.	4,092,042
121,600	@@	Royal Dutch Shell PLC ADR — Class A	8,608,064
26,053	@@,L	Royal Dutch Shell PLC ADR — Class B	1,853,671
14,300	@,L	Transocean, Inc.	1,156,727

			20,928,006

		Oil & Gas Services: 4.1%
73,000		Baker Hughes, Inc.	5,450,180
98,500		BJ Services Co.	2,888,020
66,400		Halliburton Co.	2,061,720
145,600	L	Schlumberger Ltd.	9,196,096
103,600	@	Weatherford International Ltd.	4,329,444

			23,925,460

		Pharmaceuticals: 8.2%
60,900	L	Allergan, Inc.	7,292,166
223,400	@@	AstraZeneca PLC	11,963,070
22,900		Eli Lilly & Co.	1,193,090
39,400	@,L	Endo Pharmaceuticals Holdings, Inc.	1,086,652
314,600	@,L	Forest Laboratories, Inc.	15,918,760
101,000	@,L	ImClone Systems, Inc.	2,702,760
17,800	@	Medco Health Solutions, Inc.	951,232
47,300		Pfizer, Inc.	1,225,070
37,100	@,L	Sepracor, Inc.	2,284,618
99,700	@@,L	Teva Pharmaceutical Industries Ltd. ADR	3,098,676

			47,716,094

		Pipelines: 0.2%
11,057	L	Kinder Morgan, Inc.	1,169,278

			1,169,278

		Real Estate Investment Trusts: 0.4%
31,600	@	Douglas Emmett, Inc.	840,244
18,100	L	General Growth Properties, Inc.	945,363
17,386		Host Hotels & Resorts, Inc.	426,826

			2,212,433

		Retail: 5.8%
50,800		Best Buy Co., Inc.	2,498,852
33,300	@,L	Cheesecake Factory	819,180
82,600	@	Dollar Tree Stores, Inc.	2,486,260
70,800	L	Home Depot, Inc.	2,843,328
408,400		Lowe’s Cos., Inc.	12,721,660
36,500	L	McDonald’s Corp.	1,618,045
172,900		Target Corp.	9,863,945
37,600	@,L	Urban Outfitters, Inc.	865,928

			33,717,198

		Savings & Loans: 2.5%
283,500	L	Hudson City Bancorp., Inc.	3,934,980
236,600	L	Washington Mutual, Inc.	10,762,934

			14,697,914

		Semiconductors: 7.2%
291,300	@	Altera Corp.	5,732,784
446,200	L	Applied Materials, Inc.	8,232,390
55,600	@,@@, L	ASML Holding NV	1,369,428
107,500	@,L	Fairchild Semiconductor International, Inc.	1,807,075
334,400		Intel Corp.	6,771,600
85,300	@,L	International Rectifier Corp.	3,286,609

See Accompanying Notes to Financial Statements

150

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Semiconductors (continued)
151,100	L	KLA-Tencor Corp.	$7,517,225
61,200	L	Linear Technology Corp.	1,855,584
30,500	@,L	Silicon Laboratories, Inc.	1,056,825
201,000	L	Xilinx, Inc.	4,785,810

			42,415,330

		Software: 4.4%
23,500		Automatic Data Processing, Inc.	1,157,375
164,500	@	Compuware Corp.	1,370,285
594,600	L	Microsoft Corp.	17,754,756
24,200	L	Paychex, Inc.	956,868
81,000	@@,L	SAP AG ADR	4,301,100

			25,540,384

		Telecommunications: 5.3%
32,400	@,L	American Tower Corp.	1,207,872
81,700		AT&T, Inc.	2,920,775
510,600	@	Cisco Systems, Inc.	13,954,699
123,300	@	Corning, Inc.	2,306,943
82,700		Motorola, Inc.	1,700,312
25,300		Qualcomm, Inc.	956,087
145,100	@,L	Qwest Communications International, Inc.	1,214,487
215,462		Sprint Nextel Corp.	4,070,077
64,900		Verizon Communications, Inc.	2,416,876

			30,748,128

		Transportation: 1.5%
9,400		FedEx Corp.	1,021,028
103,300		United Parcel Service, Inc.	7,745,434

			8,766,462

		Total Common Stock (Cost $473,939,695)	573,993,617

Principal
Amount			Value

CONVERTIBLE BONDS: 0.3%
		Auto Manufacturers: 0.3%
$1,415,000	C	Ford Motor Co., 4.250%, due 12/15/36	$1,519,356

			1,519,356

		Total Convertible Bonds (Cost $1,423,785)	1,519,356

		Total Long-Term Investments (Cost $475,363,480)	575,512,973

SHORT-TERM INVESTMENTS: 30.5%
		U.S. Government Agency Obligations: 1.4%
8,194,000		Federal Home Loan Bank, 4.600%, due 01/02/07	8,191,906

		Total U.S. Government Agency Obligations (Cost $8,191,906)	8,191,906

		Securities Lending CollateralCC: 29.1%
170,033,351		The Bank of New York Institutional Cash Reserves Fund	170,033,351

		Total Securities Lending Collateral (Cost $170,033,351)	170,033,351

		Total Short-Term Investments (Cost $178,225,257)	178,225,257

Total Investments in Securities (Cost $653,588,737)*	128.9%	$753,738,230
Other Assets and Liabilities-Net	(28.9)	(168,820,549)

Net Assets	100.0%	$584,917,681

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $654,750,474.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$108,338,702
Gross Unrealized Depreciation	(9,350,946)

Net Unrealized Appreciation	$98,987,756

See Accompanying Notes to Financial Statements

151

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.0%
		Advertising: 1.5%
14,000	@,@@, L	Clear Media Ltd.	$17,099
8,600	@@,L	Focus Media Holding ADR	570,954
11,400	@,L	Getty Images, Inc.	488,148
47,200	@,L	Interpublic Group of Cos., Inc.	577,728
100,000	L	Omnicom Group	10,454,000
5,100	@@,X	Trader Classified Media NV	8,466

			12,116,395

		Aerospace/ Defense: 0.4%
11,600	@,L	Alliant Techsystems, Inc.	907,004
54,010	@,L	Esterline Technologies Corp.	2,172,822

			3,079,826

		Agriculture: 0.0%
6,118		Alico, Inc.	309,754

			309,754

		Airlines: 0.5%
95,400	@,@@	ACE Aviation Holdings, Inc.	3,091,511
26,600	@,@@, L	Tam SA ADR	798,266

			3,889,777

		Apparel: 1.5%
568,000	@@	Asics Corp.	7,124,689
22,000	@	CROCS, Inc.	950,400
700	@	Heelys, Inc.	22,477
1,000	@	Iconix Brand Group, Inc.	19,390
200	@	Phoenix Footwear Group, Inc.	880
295,000	@@	Ports Design Ltd.	644,435
43,500	@,L	Quiksilver, Inc.	685,125
151,294	@@	Ted Baker PLC	1,740,212
1,200		VF Corp.	98,496
155,200	@@	Yue Yuen Industrial Holdings	492,409

			11,778,513

		Auto Manufacturers: 0.1%
313	@,@@	Hyundai Motor Co.	22,620
54,406	@@	Tata Motors Ltd.	1,104,794

			1,127,414

		Auto Parts & Equipment: 0.5%
7,300	@@	Autoliv, Inc.	440,190
73,575	@,L	Fuel Systems Solutions, Inc.	1,624,536
6,260,000	@@,L	Geely Automobile Holdings Ltd.	619,643
1,238,000	@@	Minth Group, Ltd.	1,016,149
370,000	@@	New Focus Auto Tech Holdings Ltd.	104,650
28,000	@@	Showa Corp.	455,082

			4,260,250

		Banks: 1.0%
121,093	@@	Allahabad Bank	243,152
10,400	@@,L	Banco Itau Holding Financeira SA	374,816
31,600		Bank of America Corp.	1,687,124
137,100	@@	Bank of Baroda	742,900
89,000	@@	Bank of Fukuoka Ltd.	647,411
5,200		Commerce Bancorp., Inc.	183,404
170,000	@@	Hiroshima Bank Ltd.	985,929
400	@@,L	ICICI Bank Ltd. ADR	16,696
123,000	@@	Juroku Bank Ltd.	675,976
20,010	@@	Oriental Bank Of Commerce	102,870
32,011	@@	Punjab National Bank	365,185
10,789	@@	State Bank of India Ltd.	303,143
134,000	@@	Sumitomo Trust & Banking Co., Ltd.	1,403,035
336,020	@,@@	UCO Bank	160,632
3,000	@@	Uniao de Bancos Brasileiros SA GDR	278,880

			8,171,153

		Beverages: 0.1%
4,100	@,L	Boston Beer Co., Inc.	147,518
3,300	@@	Fomento Economico Mexicano SA de CV ADR	382,008
103	@,L	Green Mountain Coffee Roasters, Inc.	5,071
38,000	@@	Grupo Modelo SA	210,349
5,185	@,L	Jones Soda Co.	63,776

			808,722

		Biotechnology: 3.0%
5,800	@	Applera Corp. — Celera Genomics Group	81,142
37,133	@,L	BioCryst Pharmaceuticals, Inc.	429,257
53,300	@	Biogen Idec, Inc.	2,621,827
1,100	@	Bio-Rad Laboratories, Inc.	90,772
64,200	@	Charles River Laboratories International, Inc.	2,776,650
165,352	@	Harvard Bioscience, Inc.	848,256
215,898	@,L	Human Genome Sciences, Inc.	2,685,771
9,820	@,L	Invitrogen Corp.	555,714
64,800	@,L	Millipore Corp.	4,315,680
594,700	@,@@, L	Qiagen NV	8,997,811
13,200	@	Sirna Therapeutics, Inc.	171,732

			23,574,612

		Building Materials: 0.0%
2,100		Comfort Systems USA, Inc.	26,544

			26,544

		Chemicals: 3.2%
200,291		Airgas, Inc.	8,115,791
19,500		Albemarle Corp.	1,400,100
40,416	@@	Asian Paints Ltd.	671,514
149,300	L	Ecolab, Inc.	6,748,360
44,500	@@	JSR Corp.	1,152,145
39,500		Lubrizol Corp.	1,980,135
11,600	@@	Methanex Corp.	317,318
17,657	@	Mosaic Co.	377,154
6,300		Sigma-Aldrich Corp.	489,636
8,300	@,@@	Syngenta AG ADR	308,262
229,000	@@,L	Tokuyama Corp.	3,471,916
5,800	L	Valhi, Inc.	150,684

			25,183,015

		Coal: 0.6%
2,900	@,L	Alpha Natural Resources, Inc.	41,267
85,139	L	Consol Energy, Inc.	2,735,516
183,637	@,L	International Coal Group, Inc.	1,000,822
29,300	L	Peabody Energy Corp.	1,184,013

			4,961,618

		Commercial Services: 1.9%
22,617	@,L	Apollo Group, Inc.	881,384
195,370	L	Equifax, Inc.	7,932,022
4,000	@@	Hartford Education Corp., Ltd.	2,034
80,000	@	Hewitt Associates, Inc.	2,060,000
46,200	@@	Intertek Group PLC	752,254

See Accompanying Notes to Financial Statements

152

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Commercial Services (continued)
36,487	@	ITT Educational Services, Inc.	$2,421,642
29,311	@	Korn/Ferry International	672,981
4,400	@,L	PRA International	111,188
3,500	@,L	Quanta Services, Inc.	68,845
96,000	@@	Raffles Education Corp., Ltd.	110,715

			15,013,065

		Computers: 1.0%
50,149	@	Apple Computer, Inc.	4,254,641
7,800	@	Cognizant Technology Solutions Corp.	601,848
87,937	@@	F-Secure OYJ	260,712
70,408	@,L	Manhattan Associates, Inc.	2,117,873
17,280	@@	TietoEnator OYJ	555,815

			7,790,889

		Cosmetics/ Personal Care: 1.5%
337,850		Avon Products, Inc.	11,162,564
6,400	@@	Kalina ADR	329,600
111	@@,L	Kose Corp.	3,355
18,700	@@	Natura Cosmeticos SA	263,892
23,100	@@	Shiseido Co., Ltd. ADR	500,173

			12,259,584

		Distribution/ Wholesale: 2.4%
212,301		CDW Corp.	14,929,006
42,548	@,L	LKQ Corp.	978,179
59,000	@	Wesco International, Inc.	3,469,790

			19,376,975

		Diversified Financial Services: 4.3%
25,000	@@	Acta Holding ASA	131,349
400		Advanta Corp. — Class A	15,924
17,513	L	Advanta Corp. — Class B	764,092
149,600		AllianceBernstein Holding LP	12,027,840
225,700		Ameriprise Financial, Inc.	12,300,650
17,300	@@	AWD Holding AG	729,964
100,400	@@	Azimut Holding S.p.A.	1,340,712
400		BlackRock, Inc.	60,760
188,000	@@	Charlemagne Capital Ltd.	299,996
38,800	@,L	CompuCredit Corp.	1,544,628
1,000		Franklin Resources, Inc.	110,170
26,800	L	Jefferies Group, Inc.	718,776
30,430	@@	Korea Investment Holdings Co., Ltd.	1,507,835
141,200	@@,L	Marusan Securities Co., Ltd.	1,839,113
6,500	@@	MPC Muenchmeyer Petersen Capital AG	572,768

			33,964,577

		Electric: 0.9%
287,701	@	AES Corp.	6,340,930
20,300	L	Black Hills Corp.	749,882
4,368	@@	Kalpataru Power Transmission	97,611

			7,188,423

		Electrical Components & Equipment: 0.5%
1,092	@@	ABB Ltd.	91,755
8,748	@@	Bharat Heavy Electricals	453,132
132,812	@@	Crompton Greaves Ltd.	626,513
174,000	@@	Dongfang Electrical Machinery Co., Ltd.	465,294
28,100	@,L	Energy Conversion Devices, Inc.	954,838
774,000	@,@@	Neo-Neon Holdings, Ltd.	739,342
2,600	@@	Nexans SA	331,187
3,276	@@	Siemens India, Ltd.	84,062
2,300	@@	Vossloh AG	172,068

			3,918,191

		Electronics: 4.8%
22,948	L	Badger Meter, Inc.	635,660
4,200	@,L	Cymer, Inc.	184,590
55,200	@,@@	Flextronics International Ltd.	633,696
264,437		Gentex Corp.	4,114,640
14,800	@,L	Itron, Inc.	767,232
207,300	@,L	Kemet Corp.	1,513,290
115,500	@,@@	Mettler Toledo International, Inc.	9,107,175
40,000	@@	Nippon Electric Glass Co., Ltd.	838,745
692		Symbol Technologies, Inc.	10,338
407,400	@	Thermo Fisher Scientific Corp.	18,451,146
170	@@	Wacom Co., Ltd.	508,550
29,300	@	Waters Corp.	1,434,821

			38,199,883

		Energy — Alternate Sources: 0.4%
17,800	@,L	First Solar, Inc.	530,440
13,300	@,@@	Renewable Energy Corp. A/S	241,392
4,700	@@	Sechilienne-Sidec	258,666
26,900	@@,L	Solarworld AG	1,674,670
12,000	@,L	Sunpower Corp.	446,040

			3,151,208

		Engineering & Construction: 0.8%
7,200	L	Fluor Corp.	587,880
8,738	@@	Gammon India, Ltd.	82,626
3,150	@,@@	GS Engineering & Construction Corp.	279,883
300	@,L	Insituform Technologies, Inc.	7,758
55,044	@@	IVRCL Infrastructures & Projects Ltd.	478,053
18,900	@	Jacobs Engineering Group, Inc.	1,541,106
5,595	@@	Larsen & Toubro Ltd.	182,486
11,700	@	McDermott International, Inc.	595,062
562,600	@@	Multiplex Group	1,767,808
25,411	@,L	Shaw Group, Inc.	851,269
38,000	@@	Taihei Dengyo Kaisha Ltd.	261,578

			6,635,509

		Environmental Control: 0.0%
106,000	@@	Bio-Treat Technology Ltd.	41,664
300,000	@@	Sinomem Technology LTD.	194,606

			236,270

		Food: 3.2%
74,100	L	Chiquita Brands International, Inc.	1,183,377
175,083		Corn Products International, Inc.	6,047,367
8,600	@@	Daikokutenbussan Co., Ltd.	144,919
8,625	L	Diamond Foods, Inc.	163,961
25,180	@@	Groupe Danone	3,807,796
8,600	@@,L	Groupe Danone ADR	280,360
2,577,400	@,@@, L	Heng Tai Consumables Group Ltd.	235,654
20,800		HJ Heinz Co.	936,208
1,600	@@	Iaws Group PLC	40,691
1,787,500	@@	Indofood Sukses Makmur Tbk PT	268,425
48	@@	Lindt & Spruengli AG	1,207,587
52,400		McCormick & Co., Inc.	2,020,544
31,500	@@	Metro AG	1,998,493
520,000	@,@@	PAN Fish ASA	472,873

See Accompanying Notes to Financial Statements

153

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Food (continued)
104,264	@,L	Performance Food Group Co.	$2,881,857
28,857		Safeway, Inc.	997,298
72,300	@@	Valor Co., Ltd.	955,750
25,000		Whole Foods Market, Inc.	1,173,250
5,600	@@,L	Wimm-Bill-Dann Foods OJSC ADR	372,680

			25,189,090

		Forest Products & Paper: 0.6%
600	@,@@	International Forest Products	3,699
1,184,000	@@,L	Lee & Man Paper Manufacturing Ltd.	2,902,533
116,300	@,@@	Sino-Forest Corp.	780,885
49,300	@@	Votorantim Celulose e Papel SA	966,773

			4,653,890

		Gas: 0.7%
94,400		AGL Resources, Inc.	3,673,104
1,382,000	@@,L	Xinao Gas Holdings Ltd.	1,563,529

			5,236,633

		Hand/ Machine Tools: 0.3%
46,529	L	Stanley Works	2,339,943

			2,339,943

		Healthcare — Products: 3.3%
20,200	@,L	Arthrocare Corp.	806,384
25,630		Beckman Coulter, Inc.	1,532,674
36,800		Becton Dickinson & Co.	2,581,520
24,200		CR Bard, Inc.	2,007,874
86,766	@,L	Edwards Lifesciences Corp.	4,081,473
9,750	@,L	Endocare, Inc.	17,258
7,014	@	Haemonetics Corp.	315,770
3,318,000	@@,L	Hengan International Group Co., Ltd.	8,214,453
3,400	@,@@, L	Mindray Medical International Ltd. ADR	81,328
233,740	L	Oakley, Inc.	4,688,824
8,350	@	Palomar Medical Technologies, Inc.	423,095
103,795	@	Thermogenesis Corp.	447,356
13,600	@,L	Ventana Medical Systems	585,208
5,738		Vital Signs, Inc.	286,441

			26,069,658

		Healthcare — Services: 2.1%
33,300		Brookdale Senior Living, Inc.	1,598,400
24,663	@,W, L	Covance, Inc.	1,452,897
44,400	@,@@	Icon PLC ADR	1,673,880
37,900	@,L	Laboratory Corp. of America Holdings	2,784,513
100,977	@	Lincare Holdings, Inc.	4,022,924
20,000	@,@@	Medial Saude SA	226,539
19,300		Quest Diagnostics	1,022,900
123,441	@,L	Res-Care, Inc.	2,240,454
95,586	@,L	Symbion, Inc.	1,769,297

			16,791,804

		Holding Companies — Diversified: 0.1%
235,628	@@,L	NWS Holdings Ltd.	539,184

			539,184

		Home Builders: 0.2%
46,000	@@	Cyrela Brazil Realty SA	439,008
7,700	@@	Henry Boot PLC	160,308
63,200	@@	Sekisui House Ltd.	917,871

			1,517,187

		Home Furnishings: 0.1%
80,300	@@	Lewis Group Ltd.	672,211

			672,211

		Household Products/ Wares: 0.1%
23,100		Church & Dwight Co., Inc.	985,215

			985,215

		Insurance: 3.4%
47,900	@@	Admiral Group PLC	1,027,458
126,278		Aflac, Inc.	5,808,788
46,900		American International Group, Inc.	3,360,854
166,870	L	Assurant, Inc.	9,219,568
5,800	@@	Everest Re Group Ltd.	569,038
121,600	@@	Milano Assicurazioni S.p.A.	989,799
254,000	@@	Ping An Insurance Group Co. of China Ltd.	1,401,568
69,000		Progressive Corp.	1,671,180
6,500		Protective Life Corp.	308,750
54,900		Reinsurance Group Of America	3,057,930

			27,414,933

		Internet: 2.5%
94,688	@,L	24/7 Real Media, Inc.	856,926
282,835	@,L	Emdeon Corp.	3,504,326
11,500	@,L	Equinix, Inc.	869,630
188,961	@,L	Harris Interactive, Inc.	952,363
243,473	@,L	Internap Network Services Corp.	4,837,809
4,600	@	Netratings, Inc.	80,546
2,184	@,@@	NHN Corp.	265,650
15,700	@,L	Nutri/System, Inc.	995,223
38,900	@,L	Priceline.com, Inc.	1,696,429
22,054	@,L	RealNetworks, Inc.	241,271
12,500	@@,L	Rediff.Com Ltd. ADR	230,000
14,200	@,L	Rightnow Technologies, Inc.	244,524
158,000	@@	Tencent Holdings Ltd.	561,072
62,951	@,L	Trizetto Group	1,156,410
82,717	@,L	WebEx Communications, Inc.	2,885,996
49,100	@,L	WebSideStory	621,606

			19,999,781

		Iron/ Steel: 0.3%
136,300	@,L	AK Steel Holding Corp.	2,303,470

			2,303,470

		Leisure Time: 0.0%
100,000	@@	Fu Sheng Industrial Co., Ltd.	97,647
61,000	@@	Giant Manufacturing Co., Ltd.	100,042

			197,689

		Lodging: 0.1%
11,500	@@	Accor SA	889,245
416,500	@@	Minor International PCL	140,729
92,000	@,@@	Shanghai Jin Jiang International	44,118

			1,074,092

See Accompanying Notes to Financial Statements

154

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Machinery — Construction & Mining: 0.6%
982,000	@,@@	China Infrastructure Machiny	$1,161,488
40,300	L	Joy Global, Inc.	1,948,102
23,500	@	Terex Corp.	1,517,630

			4,627,220

		Machinery — Diversified: 5.4%
640,303	@,L	AGCO Corp.	19,810,975
115,100		Deere & Co.	10,942,557
200	@@	Krones AG	30,504
13,100	@@	MAN AG	1,183,263
1,311,000	@@	MMI Holding Ltd.	895,554
139,122		Rockwell Automation, Inc.	8,497,572
2,678,000	@@	Shanghai Electric Group Co., Ltd.	1,121,191
46,000	@,@@	Uzel Makina Sanayii As	95,929

			42,577,545

		Media: 0.4%
34,940	L	Dow Jones & Co., Inc.	1,327,720
11,400	L	EW Scripps Co.	569,316
7,600	@,@@	Modern Times Group AB	497,931
52,598	@,W, L	Radio One, Inc.	354,511

			2,749,478

		Metal Fabricate/ Hardware: 0.0%
160,000	@@	Unisteel Technology Ltd.	265,517

			265,517

		Mining: 7.9%
330,800	@@,L	Agnico-Eagle Mines Ltd.	13,642,192
14,000	@@	Barrick Gold Corp.	429,800
16,000	@@	Cameco Corp.	647,601
44,800	@@	Cia de Minas Buenaventura SA ADR	1,257,088
844,700	@,@@, L	Eldorado Gold Corp.	4,570,165
341,500	@,@@	Equinox Minerals Ltd.	553,475
97,200		Freeport-McMoRan Copper & Gold, Inc.	5,416,956
48,200	@,@@	Harmony Gold Mining Co., Ltd.	761,695
441,400	@,@@	High River Gold Mines Ltd.	813,798
133,300	@@	Iamgold Corp.	1,179,656
298,000	@,@@, L	Kinross Gold Corp.	3,540,240
1,008,900	@,@@	Kinross Gold Corp. — Class B	11,956,437
32,006	@,@@	Lundin Mining Corp.	1,180,172
160,500	L	Newmont Mining Corp.	7,246,575
21,900		Phelps Dodge Corp.	2,621,868
90,535		Royal Gold, Inc.	3,257,449
24,000	@@,L	Teck Cominco Ltd.	1,809,030
136,000	@@	Zinifex Ltd.	2,004,535

			62,888,732

		Miscellaneous Manufacturing: 3.6%
4,500		Ameron International Corp.	343,665
17,566	@	Ceradyne, Inc.	992,479
59,214		Cooper Industries Ltd.	5,354,722
25,600		Crane Co.	937,984
19,400		Dover Corp.	950,988
131,000		General Electric Co.	4,874,510
106,432		Harsco Corp.	8,099,475
124,300	L	Pentair, Inc.	3,903,020
39,400		Roper Industries, Inc.	1,979,456
15,000		Teleflex, Inc.	968,400
14,600		Trinity Industries, Inc.	513,920

			28,918,619

		Oil & Gas: 8.2%
67,400		Cabot Oil & Gas Corp.	4,087,810
13,600	@@,L	Canadian Natural Resources Ltd.	724,812
30,100		Chesapeake Energy Corp.	874,405
136,000	@@	Cosmo Oil Co., Ltd.	552,235
18,200	L	Diamond Offshore Drilling	1,454,908
77,000		ENSCO International, Inc.	3,854,620
42,540		Frontier Oil Corp.	1,222,600
282,200		GlobalSantaFe Corp.	16,587,716
45,800		Hess Corp.	2,270,306
39,200	@	Houston Exploration Co.	2,029,776
30,300	@	Newfield Exploration Co.	1,392,285
81,000	@@	Nippon Oil Corp.	541,683
67,980	L	Noble Corp.	5,176,677
31,600	L	Noble Energy, Inc.	1,550,612
544,319	@	Parker Drilling Co.	4,447,086
148,050	@	Pride International, Inc.	4,442,981
165,100		Rowan Cos., Inc.	5,481,320
37,300	@,L	Southwestern Energy Co.	1,307,365
26,300	L	Sunoco, Inc.	1,640,068
31,400	L	Tesoro Petroleum Corp.	2,065,178
40,200	@,L	Todco	1,373,634
14,600	@,L	Transocean, Inc.	1,180,994
20,580		Valero Energy Corp.	1,052,873

			65,311,944

		Oil & Gas Services: 5.7%
164,800	@	Cameron International Corp.	8,742,640
141,800	@,@@, L	Core Laboratories NV	11,485,800
23,900	@,L	FMC Technologies, Inc.	1,472,957
203,145	@,L	Global Industries Ltd.	2,649,011
320,357	@,L	Newpark Resources	2,309,774
32,700	@	Oceaneering International, Inc.	1,298,190
360,200	@@	Pason Systems, Inc.	4,095,744
64,300	L	RPC, Inc.	1,085,384
152,300		Smith International, Inc.	6,254,961
113,300	@,L	Superior Energy Services	3,702,644
50,100	@	W-H Energy Services, Inc.	2,439,369

			45,536,474

		Pharmaceuticals: 2.6%
22,372	L	Allergan, Inc.	2,678,823
13,700	@,L	Alnylam Pharmaceuticals, Inc.	293,180
14,987	@,L	Amylin Pharmaceuticals, Inc.	540,581
187,200	@	Endo Pharmaceuticals Holdings, Inc.	5,162,976
39,600	@	Express Scripts, Inc.	2,835,360
49,700	@	Forest Laboratories, Inc.	2,514,820
20,135	@,L	Medarex, Inc.	297,797
6,300	@	NBTY, Inc.	261,891
14,330	@,L	New River Pharmaceuticals, Inc.	783,994
88,400	L	Omnicare, Inc.	3,414,892
87,310		Valeant Pharmaceuticals International	1,505,224

			20,289,538

		Real Estate: 1.9%
53,400	@@,L	Aeon Mall Co., Ltd.	3,015,332
34,500	@@	British Land Co. PLC	1,154,197
213,000	@@	CapitaLand Ltd.	857,137
117,200	@@	Charter Hall Group	208,735
11,300	@@	Daito Trust Construction Co., Ltd.	518,755
25,500	@@	Derwent Valley Holdings PLC	1,043,941
3,000	@@	Fabege AB	80,282
209,000	@@	Hopewell Holdings	731,623

See Accompanying Notes to Financial Statements

155

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Real Estate (continued)
378,000	@@	Hopson Development Holdings	$1,068,486
999,957	@@,L	Kerry Properties Ltd.	4,674,474
28,800	@@	Nihon Eslead Corp.	874,096
45	@@	NTT Urban Development Corp.	86,981
1,106,000	@@	Shanghai Real Estate, Ltd.	381,935
110,000	@@	Shun TAK Holdings Ltd.	167,779
10,200	@@	The Sankei Building Co., Ltd.	89,477
146,500	@@	Ticon Industrial Connection Pcl	76,354
900		WP Carey & Co., LLC	27,063

			15,056,647

		Real Estate Investment Trusts: 0.3%
1,600		Developers Diversified Realty Corp.	100,720
18,800	L	Equity Residential	954,100
12,700		Inland Real Estate Corp.	237,744
500	@@	Societe de la Tour Eiffel	90,047
17,700	L	Weingarten Realty Investors	816,147

			2,198,758

		Retail: 4.2%
8,800	@,L	Buffalo Wild Wings, Inc.	468,160
20,630	@,L	Build-A-Bear Workshop, Inc.	578,053
13,600	@,L	Carmax, Inc.	729,368
26,613	@,L	Carrols Restaurant Group, Inc.	377,372
633,334	@@	DSG International PLC	2,367,545
20,400	@,L	DSW, Inc.	786,828
3,000	@,L	GameStop Corp. — Class A	165,330
52,500	@	GameStop Corp. — Class B	2,874,900
39,300	@@,L	Inditex SA	2,114,064
91,320	@@	Jumbo SA	1,995,749
258,500	@@	Lifestyle International Holdings Ltd.	663,129
60,300	@@	Lojas Renner SA	866,469
160,500	@@	Mitra Adiperkasa Tbk PT	16,223
200	@@	Nafco Co., Ltd.	5,204
59,000	L	Nordstrom, Inc.	2,911,060
8,100	@@	Plant Co., Ltd.	26,710
17,159	@,L	Red Robin Gourmet Burgers, Inc.	615,150
65,683		Ross Stores, Inc.	1,924,512
60,330		Ruby Tuesday, Inc.	1,655,455
14,000	@,L	Ruth’s Chris Steak House	255,920
5,200	@@	Ryohin Keikaku Co., Ltd.	397,916
52,800	@	Sally Beauty Holdings, Inc.	411,840
22,248	@@	Shoppers’ Stop Ltd.	338,836
286,366	@	Sonic Corp.	6,858,466
45,300	@@,L	St Marc Holdings Co., Ltd.	3,217,869
6,600	@@	Yamada Denki Co., Ltd.	560,217

			33,182,345

		Semiconductors: 1.0%
98,070	@	Altera Corp.	1,930,018
111,300	@,@@, L	ASML Holding NV	2,741,319
2,300	@	Cree, Inc.	39,836
1,207	@,L	Genesis Microchip, Inc.	12,239
23,200		Intersil Corp.	554,944
14,600	@,L	MIPS Technologies, Inc.	121,180
6,800	@,@@	Soitec	241,911
800	@,@@, L	Saifun Semiconductors Ltd.	14,880
9,100	@,L	Silicon Image, Inc.	115,752
76,000	@,L	Teradyne, Inc.	1,136,960
52,462	@	Zoran Corp.	764,896

			7,673,935

		Software: 1.8%
19,200	@,L	Allscripts Healthcare Solutions, Inc.	518,208
24,181	@	Autodesk, Inc.	978,363
98,005		Blackbaud, Inc.	2,548,130
2,700	@,@@	Cognos, Inc.	114,724
2,800	@,@@	Cognos, Inc. (U.S. Denominated Security)	118,888
136	@	Eclipsys Corp.	2,796
146,900		IMS Health, Inc.	4,036,812
8,300	L	Mastercard, Inc.	817,467
30,000	L	MoneyGram International, Inc.	940,800
16,416	@,L	Quality Systems, Inc.	611,824
40,200	@,L	Quest Software, Inc.	588,930
800	@,L	Salesforce.com, Inc.	29,160
8,600	@,@@	Tele Atlas NV	178,213
29,300	@,L	THQ, Inc.	952,836
46,000	@,@@, L	Ubisoft Entertainment	1,548,480

			13,985,631

		Telecommunications: 6.6%
106,800	@,L	ADC Telecommunications, Inc.	1,551,804
98,400		Adtran, Inc.	2,233,680
14,000	@@	America Movil SA de CV	633,080
24,435	@	C-COR, Inc.	272,206
316,443	@	Cisco Systems, Inc.	8,648,387
966,727	@,L	Juniper Networks, Inc.	18,309,809
933,500	@,L	Level 3 Communications, Inc.	5,227,600
55,400	@@	MTN Group Ltd.	671,986
10,800		Qualcomm, Inc.	408,132
87,700	@,L	Qwest Communications International, Inc.	734,049
15,000	@,L	Savvis, Inc.	535,650
31,388		USA Mobility, Inc.	702,150
331,000		Verizon Communications, Inc.	12,326,440
64,200	@,@@, L	Vivo Participacoes SA	263,220
140,120	@@	Zyxel Communications Corp.	174,495

			52,692,688

		Textiles: 0.0%
14,000	@@	Kuraray Co., Ltd.	165,134

			165,134

		Toys/ Games/ Hobbies: 0.1%
34,100	@,L	Marvel Entertainment, Inc.	917,631

			917,631

		Transportation: 0.6%
38,900		Con-way, Inc.	1,713,156
56,000		CSX Corp.	1,928,080
1,600		Expeditors International Washington, Inc.	64,800
128	@	HUB Group, Inc.	3,526
5,720	@@	Panalpina Welttransport	779,740
7,600		United Parcel Service, Inc.	569,848

			5,059,150

		Venture Capital: 0.2%
25,800	@@	Jafco Co., Ltd.	1,273,226
18,000	@@	Japan Asia Investment Co., Ltd.	107,549

			1,380,775

See Accompanying Notes to Financial Statements

156

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Water: 0.0%
1,300	@	Pico Holdings, Inc.	$45,201

			45,201

		Total Common Stock (Cost $709,941,350)	787,529,909

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 28.3%
	U.S. Government Agency Obligations: 0.6%
$5,067,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$5,065,705

	Total U.S. Government Agency Obligations (Cost $5,065,705)	5,065,705

	Securities Lending CollateralCC: 27.7%
220,088,050	The Bank of New York Institutional Cash Reserves Fund	220,088,050

	Total Securities Lending Collateral (Cost $220,088,050)	220,088,050

	Total Short-Term Investments (Cost $225,153,755)	225,153,755

Total Investments in Securities (Cost $935,095,105)*	127.3%	$1,012,683,664
Other Assets and Liabilities-Net	(27.3)	(216,898,514)

Net Assets	100.0%	$795,785,150

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $941,534,309.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$85,167,664
Gross Unrealized Depreciation	(14,018,309)

Net Unrealized Appreciation	$71,149,355

See Accompanying Notes to Financial Statements

157

PORTFOLIO OF INVESTMENTS
ING FMRSM LARGE CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.0%
		Agriculture: 3.1%
176,100		Altria Group, Inc.	$15,112,902
95,400		Archer-Daniels-Midland Co.	3,048,984
30,200		Loews Corp.	1,954,544

			20,116,430

		Apparel: 0.5%
113,300		Wolverine World Wide, Inc.	3,231,316

			3,231,316

		Banks: 0.3%
53,600		Wells Fargo & Co.	1,906,016

			1,906,016

		Beverages: 2.0%
384,997	@	Hansen Natural Corp.	12,966,699

			12,966,699

		Biotechnology: 5.9%
180,200	@	Amgen, Inc.	12,309,462
246,800	@	Biogen Idec, Inc.	12,140,092
176,000	@	Genentech, Inc.	14,278,880

			38,728,434

		Commercial Services: 1.5%
307,680		Pharmaceutical Product Development, Inc.	9,913,450

			9,913,450

		Computers: 10.3%
160,500	@	Apple Computer, Inc.	13,616,820
424,412	@	Brocade Communications Systems, Inc.	3,484,423
453,800		Hewlett-Packard Co.	18,692,022
32,700	@	Network Appliance, Inc.	1,284,456
478,300	@@	Seagate Technology, Inc.	12,674,950
889,600	@	Western Digital Corp.	18,201,215

			67,953,886

		Distribution/ Wholesale: 1.1%
282,100		Building Materials Holding Corp.	6,965,049

			6,965,049

		Diversified Financial Services: 5.7%
70,500		Goldman Sachs Group, Inc.	14,054,175
285,549	@	Knight Capital Group, Inc.	5,473,974
192,800		Merrill Lynch & Co., Inc.	17,949,680

			37,477,829

		Electric: 0.7%
69,100	@	AES Corp.	1,522,964
48,100		Constellation Energy Group, Inc.	3,312,647

			4,835,611

		Electrical Components & Equipment: 0.8%
149,214	@	Energy Conversion Devices, Inc.	5,070,292

			5,070,292

		Electronics: 2.7%
412,500	@	Cymer, Inc.	18,129,375

			18,129,375

		Entertainment: 0.4%
16,316	@	Penn National Gaming, Inc.	679,072
51,200	@	Pinnacle Entertainment, Inc.	1,696,768

			2,375,840

		Food: 0.5%
91,800		Corn Products International, Inc.	3,170,772

			3,170,772

		Healthcare — Products: 1.4%
95,100		Baxter International, Inc.	4,411,689
76,100		Johnson & Johnson	5,024,122

			9,435,811

		Healthcare — Services: 4.6%
360,100	@	Sierra Health Services, Inc.	12,978,004
320,300		UnitedHealth Group, Inc.	17,209,719

			30,187,723

		Home Builders: 4.0%
367,100		D.R. Horton, Inc.	9,724,479
139,900		Ryland Group, Inc.	7,641,338
197,200		Thor Industries, Inc.	8,674,828

			26,040,645

		Insurance: 2.5%
164,200	@@	ACE Ltd.	9,945,594
73,700		Chubb Corp.	3,899,467
46,000		Radian Group, Inc.	2,479,860

			16,324,921

		Internet: 4.7%
54,767	@	Google, Inc.	25,219,108
226,888	@	Redback Networks, Inc.	5,658,587

			30,877,695

		Iron/ Steel: 3.1%
227,400		Allegheny Technologies, Inc.	20,620,632

			20,620,632

		Machinery — Construction & Mining: 7.6%
217,800		Bucyrus International, Inc.	11,273,328
3,300		Caterpillar, Inc.	202,389
416,480		Joy Global, Inc.	20,132,643
284,085	@	Terex Corp.	18,346,209

			49,954,569

		Machinery — Diversified: 3.0%
336,500		Manitowoc Co., Inc.	19,998,195

			19,998,195

		Mining: 0.8%
172,844	@	Titanium Metals Corp.	5,100,626

			5,100,626

		Miscellaneous Manufacturing: 0.5%
87,100		General Electric Co.	3,240,991

			3,240,991

		Oil & Gas: 3.7%
56,300		ExxonMobil Corp.	4,314,269
122,200		Sunoco, Inc.	7,620,392
187,300		Tesoro Petroleum Corp.	12,318,721

			24,253,382

		Pharmaceuticals: 4.6%
224,600	@	Amylin Pharmaceuticals, Inc.	8,101,322
129,600	@	Endo Pharmaceuticals Holdings, Inc.	3,574,368
145,900	@	Gilead Sciences, Inc.	9,473,287
140,900		Merck & Co., Inc.	6,143,240
50,800	@	Sepracor, Inc.	3,128,264

			30,420,481

See Accompanying Notes to Financial Statements

158

PORTFOLIO OF INVESTMENTS
ING FMRSM LARGE CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Retail: 10.7%
203,600	@	AnnTaylor Stores Corp.	$6,686,224
137,500		Best Buy Co., Inc.	6,763,625
255,400		Circuit City Stores, Inc.	4,847,492
480,000		CVS Corp.	14,836,800
220,700		JC Penney Co., Inc.	17,073,352
24,792	@	Kohl’s Corp.	1,696,517
77,200		McDonald’s Corp.	3,422,276
129,600		Men’s Wearhouse, Inc.	4,958,496
164,500		TJX Cos., Inc.	4,691,540
119,200		Wal-Mart Stores, Inc.	5,504,656

			70,480,978

		Semiconductors: 4.8%
89,200		Intersil Corp.	2,133,664
305,700	@	Lam Research Corp.	15,474,534
439,600	@,@@	Marvell Technology Group Ltd.	8,435,924
137,600	@	MEMC Electronic Materials, Inc.	5,385,664

			31,429,786

		Software: 1.6%
271,100		Microsoft Corp.	8,095,046
149,900	@	Oracle Corp.	2,569,286

			10,664,332

		Telecommunications: 4.2%
150,200		AT&T, Inc.	5,369,650
645,800	@	Cisco Systems, Inc.	17,649,714
229,900		Motorola, Inc.	4,726,744

			27,746,108

		Transportation: 1.7%
243,000		CSX Corp.	8,366,490
51,900		Norfolk Southern Corp.	2,610,051

			10,976,541

		Total Common Stock (Cost $622,465,518)	650,594,415

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 0.8%
	U.S. Government Agency Obligations: 0.8%
$5,639,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$5,637,559

	Total Short-Term Investments (Cost $5,637,559)	5,637,559

Total Investments in Securities (Cost $628,103,077)*	99.8%	$656,231,974
Other Assets and Liabilities-Net	0.2	1,170,902

Net Assets	100.0%	$657,402,876

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $635,810,065.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,941,959
Gross Unrealized Depreciation	(18,520,050)

Net Unrealized Appreciation	$20,421,909

See Accompanying Notes to Financial Statements

159

PORTFOLIO OF INVESTMENTS
ING FMRSM MID CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.2%
		Agriculture: 1.0%
27,200		Loews Corp.	$1,760,384
63,600	L	UST, Inc.	3,701,520

			5,461,904

		Airlines: 0.9%
94,500	@,L	AMR Corp.	2,856,735
82,900		Southwest Airlines Co.	1,270,028
19,100	@,L	US Airways Group, Inc.	1,028,535

			5,155,298

		Apparel: 1.0%
32,500	L	Columbia Sportswear Co.	1,810,250
130,300		Wolverine World Wide, Inc.	3,716,156

			5,526,406

		Banks: 0.9%
74,800		Northern Trust Corp.	4,539,612
20,300		Synovus Financial Corp.	625,849

			5,165,461

		Beverages: 2.0%
329,202	@,L	Hansen Natural Corp.	11,087,523

			11,087,523

		Biotechnology: 2.1%
44,132	@,L	Biogen Idec, Inc.	2,170,853
151,000	@,L	Celgene Corp.	8,687,030
25,800	@,L	Medimmune, Inc.	835,146

			11,693,029

		Coal: 0.2%
33,800		Consol Energy, Inc.	1,085,994

			1,085,994

		Commercial Services: 2.3%
65,700	@,L	Career Education Corp.	1,628,046
318,077		Pharmaceutical Product Development, Inc.	10,248,441
27,300		Robert Half International, Inc.	1,013,376

			12,889,863

		Computers: 8.6%
89,200	@	Apple Computer, Inc.	7,567,728
458,000	@,L	Brocade Communications Systems, Inc.	3,760,180
9,700	@	Cognizant Technology Solutions Corp.	748,452
6,400		Factset Research Systems, Inc.	361,472
12,718	@,L	Komag, Inc.	481,758
157,200	@,L	Network Appliance, Inc.	6,174,816
427,500	@@,L	Seagate Technology, Inc.	11,328,750
856,300	@,L	Western Digital Corp.	17,519,897

			47,943,053

		Distribution/ Wholesale: 1.3%
290,400		Building Materials Holding Corp.	7,169,976

			7,169,976

		Diversified Financial Services: 2.2%
13,500	L	IndyMac Bancorp., Inc.	609,660
124,200	L	Jefferies Group, Inc.	3,331,044
246,500	@	Knight Capital Group, Inc.	4,725,405
77,800		T. Rowe Price Group, Inc.	3,405,306

			12,071,415

		Electric: 1.2%
220,564	@	AES Corp.	$4,861,231
41,800	@	Allegheny Energy, Inc.	1,919,038

			6,780,269

		Electrical Components & Equipment: 0.8%
126,200	@,L	Energy Conversion Devices, Inc.	4,288,276

			4,288,276

		Electronics: 2.9%
366,707	@,L	Cymer, Inc.	16,116,773

			16,116,773

		Engineering & Construction: 0.3%
19,800	@	Jacobs Engineering Group, Inc.	1,614,492

			1,614,492

		Entertainment: 1.8%
95,900		International Game Technology	4,430,580
135,800	@,L	Penn National Gaming, Inc.	5,651,996

			10,082,576

		Food: 0.5%
88,900	L	Kroger Co.	2,050,923
234		Seaboard Corp.	413,010

			2,463,933

		Healthcare — Products: 2.3%
44,700		Dentsply International, Inc.	1,334,295
28,600	@,L	Hologic, Inc.	1,352,208
98,400	@,L	Immucor, Inc.	2,876,232
14,700	@,L	Resmed, Inc.	723,534
44,175	@	Respironics, Inc.	1,667,606
103,600	@	Varian Medical Systems, Inc.	4,928,252

			12,882,127

		Healthcare — Services: 3.6%
101,200	@	Health Net, Inc.	4,924,392
35,700	@	Humana, Inc.	1,974,567
63,500	@	Lincare Holdings, Inc.	2,529,840
36,400	L	Manor Care, Inc.	1,707,888
251,100	@,L	Sierra Health Services, Inc.	9,049,644

			20,186,331

		Home Builders: 4.6%
360,500	L	D.R. Horton, Inc.	9,549,645
1,300	@	NVR, Inc.	838,500
172,700		Ryland Group, Inc.	9,432,874
135,800	L	Thor Industries, Inc.	5,973,842

			25,794,861

		Home Furnishings: 0.6%
32,500	L	Harman International Industries, Inc.	3,247,075

			3,247,075

		Insurance: 1.9%
4,500		Ambac Financial Group, Inc.	400,815
20,900		Cigna Corp.	2,749,813
121,300	@,L	Philadelphia Consolidated Holding Co.	5,405,128
39,254		Radian Group, Inc.	2,116,183
3,200		Reinsurance Group Of America	178,240

			10,850,179

See Accompanying Notes to Financial Statements

160

PORTFOLIO OF INVESTMENTS
ING FMRSM MID CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Internet: 1.1%
254,800	@,L	Redback Networks, Inc.	$6,354,712

			6,354,712

		Iron/ Steel: 3.4%
209,885		Allegheny Technologies, Inc.	19,032,372

			19,032,372

		Machinery — Construction & Mining: 7.3%
145,800	L	Bucyrus International, Inc.	7,546,608
376,500	L	Joy Global, Inc.	18,200,010
236,400	@	Terex Corp.	15,266,712

			41,013,330

		Machinery — Diversified: 4.0%
4,600		Cummins, Inc.	543,628
294,871		Manitowoc Co., Inc.	17,524,184
73,300		Rockwell Automation, Inc.	4,477,164

			22,544,976

		Media: 0.2%
33,200	@,L	EchoStar Communications Corp.	1,262,596

			1,262,596

		Mining: 1.5%
289,854	@,L	Titanium Metals Corp.	8,553,592

			8,553,592

		Miscellaneous Manufacturing: 0.2%
34,600		Trinity Industries, Inc.	1,217,920

			1,217,920

		Oil & Gas: 7.0%
7,400	L	Diamond Offshore Drilling	591,556
228,200		Frontier Oil Corp.	6,558,468
17,000	@	Giant Industries, Inc.	1,274,150
150,000		Holly Corp.	7,710,000
13,400	@,L	Newfield Exploration Co.	615,730
64,900	L	Patterson-UTI Energy, Inc.	1,507,627
171,200	L	Sunoco, Inc.	10,676,032
127,400	L	Tesoro Petroleum Corp.	8,379,098
52,300	@,L	Todco	1,787,091

			39,099,752

		Oil & Gas Services: 0.7%
13,900	@	FMC Technologies, Inc.	856,657
14,100	@,L	National Oilwell Varco, Inc.	862,638
52,700	L	Smith International, Inc.	2,164,389

			3,883,684

		Pharmaceuticals: 4.5%
32,100	@,L	Adams Respiratory Therapeutics, Inc.	1,310,001
200,214	@,L	Amylin Pharmaceuticals, Inc.	7,221,719
32,300	@	Barr Pharmaceuticals, Inc.	1,618,876
62,900	@	Endo Pharmaceuticals Holdings, Inc.	1,734,782
10,900	@	Express Scripts, Inc.	780,440
112,500	@	Forest Laboratories, Inc.	5,692,500
68,100	@	Gilead Sciences, Inc.	4,421,733
17,600	@,L	Sepracor, Inc.	1,083,808
22,400	@,L	United Therapeutics Corp.	1,217,888

			25,081,747

		Pipelines: 0.7%
37,800	L	Equitable Resources, Inc.	1,578,150
26,300		Questar Corp.	2,184,215

			3,762,365

		Real Estate: 1.6%
90,200	@	CB Richard Ellis Group, Inc.	2,994,640
67,000		Jones Lang LaSalle, Inc.	6,175,390

			9,170,030

		Real Estate Investment Trusts: 0.7%
40,400		Host Hotels & Resorts, Inc.	991,820
8,100	L	Public Storage, Inc.	789,750
13,900		SL Green Realty Corp.	1,845,642

			3,627,212

		Retail: 12.8%
15,600		Abercrombie & Fitch Co.	1,086,228
242,500	@	AnnTaylor Stores Corp.	7,963,700
60,500	@	Bed Bath & Beyond, Inc.	2,305,050
30,600	@,L	Cheesecake Factory	752,760
413,700		Circuit City Stores, Inc.	7,852,026
16,400		Darden Restaurants, Inc.	658,788
261,902		JC Penney Co., Inc.	20,260,739
151,000	L	Men’s Wearhouse, Inc.	5,777,260
54,300		MSC Industrial Direct Co.	2,125,845
180,000	L	Nordstrom, Inc.	8,881,200
21,200		Ross Stores, Inc.	621,160
248,100		TJX Cos., Inc.	7,075,812
61,200	@,L	Tween Brands, Inc.	2,443,716
66,700		Yum! Brands, Inc.	3,921,960

			71,726,244

		Savings & Loans: 0.6%
102,400	L	Hudson City Bancorp., Inc.	1,421,312
47,400	L	People’s Bank	2,114,988

			3,536,300

		Semiconductors: 5.4%
56,400	L	Intersil Corp.	1,349,088
306,800	@,L	Lam Research Corp.	15,530,216
450,200	@,@@, L	Marvell Technology Group Ltd.	8,639,338
118,100	@	MEMC Electronic Materials, Inc.	4,622,434

			30,141,076

		Software: 1.7%
44,600	@	BEA Systems, Inc.	561,068
18,300		Fair Isaac Corp.	743,895
511,300	@,L	Informatica Corp.	6,242,973
45,200		Paychex, Inc.	1,787,208

			9,335,144

		Telecommunications: 2.0%
65,300	@,L	American Tower Corp.	2,434,384
47,600	L	Citizens Communications Co.	684,012
42,400	@,L	Crown Castle International Corp.	1,369,520
27,300	@,L	NII Holdings, Inc.	1,759,212
184,800	@,L	SBA Communications Corp.	5,082,000

			11,329,128

		Transportation: 0.8%
78,900	L	CH Robinson Worldwide, Inc.	3,226,221
28,300	L	Expeditors International Washington, Inc.	1,146,150

			4,372,371

		Total Common Stock (Cost $513,026,748)	554,601,365

See Accompanying Notes to Financial Statements

161

PORTFOLIO OF INVESTMENTS
ING FMRSM MID CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 29.4%
	U.S. Government Agency Obligations: 0.2%
$1,095,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$1,094,720

	Total U.S. Government Agency Obligations (Cost $1,094,720)	1,094,720

	Securities Lending CollateralCC: 29.2%
163,150,217	The Bank of New York Institutional Cash Reserves Fund	163,150,217

	Total Securities Lending Collateral (Cost $163,150,217)	163,150,217

	Total Short-Term Investments (Cost $164,244,937)	164,244,937

Total Investments in Securities (Cost $677,271,685)*	128.6%	$718,846,302
Other Assets and Liabilities-Net	(28.6)	(159,731,559)

Net Assets	100.0%	$559,114,743

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $679,215,423.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,529,068
Gross Unrealized Depreciation	(16,898,189)

Net Unrealized Appreciation	$39,630,879

See Accompanying Notes to Financial Statements

162

PORTFOLIO OF INVESTMENTS
ING FRANKLIN INCOME PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 32.7%
		Banks: 0.9%
20,000		Bank of America Corp.	$1,067,800
13,000		Wachovia Corp.	740,350

			1,808,150

		Chemicals: 1.6%
38,100		Dow Chemical Co.	1,521,714
70,000		Lyondell Chemical Co.	1,789,900

			3,311,614

		Diversified Financial Services: 1.5%
20,000		Citigroup, Inc.	1,114,000
20,000		JPMorgan Chase & Co.	966,000
20,000		SLM Corp.	975,400

			3,055,400

		Electric: 11.0%
30,000		Ameren Corp.	1,611,900
50,000		Centerpoint Energy, Inc.	829,000
20,000		Consolidated Edison, Inc.	961,400
15,000		Constellation Energy Group, Inc.	1,033,050
16,100		Dominion Resources, Inc.	1,349,824
60,000		Duke Energy Corp.	1,992,600
3,500		Entergy Corp.	323,120
16,300		Exelon Corp.	1,008,807
10,900		FirstEnergy Corp.	657,270
17,000		FPL Group, Inc.	925,140
11,500		PG&E Corp.	544,295
11,700		Pinnacle West Capital Corp.	593,073
25,000		Progress Energy, Inc.	1,227,000
53,700		Public Service Enterprise Group, Inc.	3,564,606
34,300		Southern Co.	1,264,298
85,000		TECO Energy, Inc.	1,464,550
60,000		TXU Corp.	3,252,600

			22,602,533

		Gas: 2.3%
40,000		AGL Resources, Inc.	1,556,400
100,000		Atmos Energy Corp.	3,191,000

			4,747,400

		Healthcare — Products: 0.6%
20,000		Johnson & Johnson	1,320,400

			1,320,400

		Mining: 0.3%
2,400	@@	Anglogold Ashanti Ltd. ADR	113,016
13,400	@@	Barrick Gold Corp.	411,380

			524,396

		Miscellaneous Manufacturing: 2.9%
30,000		3M Co.	2,337,900
100,000		General Electric Co.	3,721,000

			6,058,900

		Oil & Gas: 3.2%
15,000	@@	BP PLC ADR	1,006,500
20,000	@@	Canadian Oil Sands Trust	559,276
35,000		Chesapeake Energy Corp.	1,016,750
20,000		Chevron Corp.	1,470,600
35,000		ConocoPhillips	2,518,250

			6,571,376

		Pharmaceuticals: 3.3%
16,500		Caremark Rx, Inc.	942,315
4,300		Eli Lilly & Co.	224,030
11,500		Merck & Co., Inc.	501,400
200,000		Pfizer, Inc.	5,180,000

			6,847,745

		Real Estate Investment Trusts: 0.4%
29,200		CapitalSource, Inc.	797,452

			797,452

		Savings & Loans: 1.1%
50,000		Washington Mutual, Inc.	2,274,500

			2,274,500

		Semiconductors: 1.8%
36,000		Analog Devices, Inc.	1,183,320
125,000		Intel Corp.	2,531,250

			3,714,570

		Telecommunications: 1.3%
20,000		AT&T, Inc.	715,000
30,000		Verizon Communications, Inc.	1,117,200
34,000	@@	Vodafone Group PLC ADR	944,520

			2,776,720

		Transportation: 0.5%
14,000		United Parcel Service, Inc.	1,049,720

			1,049,720

		Total Common Stock (Cost $62,474,065)	67,460,876

PREFERRED STOCK: 9.5%
		Banks: 1.3%
45,000	#,X	Wachovia Bank — Series HD	1,685,700
20,000	#	Wachovia Bank — Series TGT	1,036,400

			2,722,100

		Chemicals: 0.6%
30,000		Huntsman Corp.	1,249,200

			1,249,200

		Diversified Financial Services: 6.1%
70,000		Citigroup Funding, Inc.	2,030,700
30,000		E*Trade Financial Corp.	877,500
55,000	#	Goldman Sachs Group, Inc.	2,185,700
35,000		Lehman Brothers Holdings, Inc. — Series CSCO	1,082,550
70,000		Lehman Brothers Holdings, Inc. — Series AA	1,425,900
40,000	#	Morgan Stanley — Series GSF	2,366,000
60,000	#	Morgan Stanley — Series NEM	2,649,600

			12,617,950

		Oil & Gas: 0.9%
7,200		Chesapeake Energy Corp.	1,817,352

			1,817,352

		Pharmaceuticals: 0.6%
20,000		Schering-Plough Corp.	1,137,800

			1,137,800

		Total Preferred Stock (Cost $18,389,263)	19,544,402

See Accompanying Notes to Financial Statements

163

PORTFOLIO OF INVESTMENTS
ING FRANKLIN INCOME PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

CONVERTIBLE BONDS: 2.5%
		Auto Manufacturers: 0.8%
$1,500,000	C	Ford Motor Co., 4.250%, due 12/15/36	$1,610,625

			1,610,625

		Oil & Gas Services: 0.5%
1,000,000	C	Hanover Compressor Co., 4.750%, due 03/15/08	983,750

			983,750

		Telecommunications: 1.2%
2,700,000	@@,C	Nortel Networks Corp., 4.250%, due 09/01/08	2,625,750

			2,625,750

		Total Convertible Bonds (Cost $5,063,924)	5,220,125

CORPORATE BONDS/ NOTES: 44.8%
		Advertising: 1.6%
1,000,000	C	Lamar Media Corp., 6.625%, due 08/15/15	996,250
1,900,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	1,831,125
400,000	C	R.H. Donnelley Corp., 8.875%, due 01/15/16	422,000

			3,249,375

		Aerospace/ Defense: 1.4%
1,325,000	C	DRS Technologies, Inc., 6.625%, due 02/01/16	1,341,563
1,250,000	C	L-3 Communications Corp., 5.875%, due 01/15/15	1,212,500
400,000	C	L-3 Communications Corp., 6.375%, due 10/15/15	398,000

			2,952,063

		Agriculture: 0.3%
500,000	C	Reynolds American, Inc., 7.250%, due 06/01/13	522,248

			522,248

		Auto Manufacturers: 0.7%
1,500,000		Ford Motor Co., 7.450%, due 07/16/31	1,185,000
300,000	C	General Motors Corp., 8.375%, due 07/15/33	279,000

			1,464,000

		Chemicals: 2.6%
1,400,000	C	Chemtura Corp., 6.875%, due 06/01/16	1,354,500
700,000	C	JohnsonDiversey, Inc., 9.625%, due 05/15/12	736,750
2,000,000	C	Lyondell Chemical Co., 8.000%, due 09/15/14	2,085,000
1,200,000	C	Nalco Co., 8.875%, due 11/15/13	1,276,500

			5,452,750

		Coal: 1.0%
1,000,000	C	Massey Energy Co., 6.875%, due 12/15/13	945,000
1,000,000	C	Peabody Energy Corp., 7.375%, due 11/01/16	1,070,000

			2,015,000

		Commercial Services: 1.2%
400,000	#,C	Rental Service Corp., 9.500%, due 12/01/14	415,000
2,000,000	C	United Rentals North America, Inc., 7.750%, due 11/15/13	2,017,500

			2,432,500

		Computers: 1.7%
1,800,000	@@,C	Seagate Technology HDD Holdings, 6.375%, due 10/01/11	1,809,000
800,000	C	SunGard Data Systems, Inc., 9.125%, due 08/15/13	844,000
800,000	C	SunGard Data Systems, Inc., 10.250%, due 08/15/15	858,000

			3,511,000

		Diversified Financial Services: 3.8%
2,500,000		Ford Motor Credit Co., 7.375%, due 10/28/09	2,506,895
2,000,000		Ford Motor Credit Co., 9.875%, due 08/10/11	2,141,026
800,000		General Motors Acceptance Corp., 6.875%, due 08/28/12	822,414
700,000		General Motors Acceptance Corp., 7.750%, due 01/19/10	733,160
1,500,000	#,C	Hexion US Finance Corp., 9.750%, due 11/15/14	1,528,125

			7,731,620

		Electric: 1.8%
1,900,000	C	NRG Energy, Inc., 7.250%, due 02/01/14	1,919,000
1,900,000	C	TXU Corp., 5.550%, due 11/15/14	1,813,248

			3,732,248

		Electronics: 2.5%
1,000,000	@@,C	Flextronics International Ltd., 6.250%, due 11/15/14	970,000
1,250,000	@@,#, C	NXP BV, 9.500%, due 10/15/15	1,287,500
2,050,000	C	Sanmina-SCI Corp., 6.750%, due 03/01/13	1,896,250
1,000,000	C	Sanmina-SCI Corp., 8.125%, due 03/01/16	972,500

			5,126,250

		Environmental Control: 1.6%
1,350,000	C	Allied Waste North America, Inc., 6.375%, due 04/15/11	1,339,875
1,000,000	C	Allied Waste North America, Inc., 6.500%, due 11/15/10	1,007,500
900,000	C	Allied Waste North America, Inc., 7.125%, due 05/15/16	895,500

			3,242,875

		Food: 0.6%
1,300,000	C	Dole Food Co., Inc., 8.625%, due 05/01/09	1,298,375

			1,298,375

See Accompanying Notes to Financial Statements

164

PORTFOLIO OF INVESTMENTS
ING FRANKLIN INCOME PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Healthcare — Services: 2.7%
$1,200,000	C	DaVita, Inc., 6.625%, due 03/15/13	$1,209,000
1,300,000	#,C	HCA, Inc., 9.250%, due 11/15/16	1,395,875
500,000	C	Tenet Healthcare Corp., 6.375%, due 12/01/11	460,000
2,400,000	C	Tenet Healthcare Corp., 9.250%, due 02/01/15	2,412,000

			5,476,875

		Home Builders: 3.0%
1,200,000	C	Beazer Homes USA, Inc., 8.125%, due 06/15/16	1,278,000
1,500,000	C	D.R. Horton, Inc., 5.625%, due 01/15/16	1,429,548
1,000,000	C	K Hovnanian Enterprises, Inc., 7.500%, due 05/15/16	1,010,000
1,700,000	C	KB Home, 5.750%, due 02/01/14	1,572,925
1,000,000	C	KB Home, 6.250%, due 06/15/15	939,141

			6,229,614

		Household Products/ Wares: 0.7%
1,500,000	C,+	JohnsonDiversey Holdings, Inc., 0.000% (step rate 10.670%), due 05/15/13	1,455,000

			1,455,000

		Lodging: 2.1%
1,450,000	C	Harrah’s Operating Co., Inc., 5.625%, due 06/01/15	1,245,585
1,700,000	C	MGM Mirage, 6.625%, due 07/15/15	1,627,750
1,500,000	C	MGM Mirage, 6.750%, due 04/01/13	1,473,750

			4,347,085

		Machinery — Diversified: 0.5%
1,000,000	C	Case New Holland, Inc., 7.125%, due 03/01/14	1,020,000

			1,020,000

		Media: 2.8%
400,000	C	Cablevision Systems Corp., 8.000%, due 04/15/12	395,000
2,000,000	C	CCH I, LLC, 11.000%, due 10/01/15	2,062,500
600,000	C	Charter Communications Holdings II, LLC, 10.250%, due 09/15/10	630,750
500,000	C	Clear Channel Communications, Inc., 5.500%, due 09/15/14	422,412
600,000	C	Clear Channel Communications, Inc., 5.750%, due 01/15/13	534,217
500,000		CSC Holdings, Inc., 7.625%, due 04/01/11	511,875
400,000	C	Viacom, Inc., 6.250%, due 04/30/16	397,922
900,000	C	XM Satellite Radio, Inc., 9.750%, due 05/01/14	904,500

			5,859,176

		Mining: 1.1%
2,400,000	@@,#, C	Novelis, Inc., 8.250%, due 02/15/15	2,334,000

			2,334,000

		Oil & Gas: 5.3%
1,000,000	C	Callon Petroleum Co., 9.750%, due 12/08/10	1,027,500
1,500,000	C	Chesapeake Energy Corp., 6.250%, due 01/15/18	1,451,250
2,000,000	C	Newfield Exploration Co., 6.625%, due 04/15/16	2,000,000
1,700,000	C	Pioneer Natural Resources Co., 6.875%, due 05/01/18	1,652,223
400,000	C	Pogo Producing Co., 7.875%, due 05/01/13	404,000
2,000,000	#	Sabine Pass LP, 7.250%, due 11/30/13	1,992,500
2,500,000	#	Sabine Pass LP, 7.500%, due 11/30/16	2,496,875

			11,024,348

		Oil & Gas Services: 1.0%
2,000,000	C	Superior Energy Services, Inc., 6.875%, due 06/01/14	2,000,000

			2,000,000

		Packaging & Containers: 0.8%
1,700,000	C	Jefferson Smurfit Corp. US, 8.250%, due 10/01/12	1,666,000

			1,666,000

		Pipelines: 1.2%
600,000	C	Dynegy Holdings, Inc., 6.875%, due 04/01/11	603,000
400,000		Dynegy Holdings, Inc., 8.375%, due 05/01/16	422,000
300,000	C	El Paso Corp., 6.750%, due 05/15/09	307,875
1,000,000	C	El Paso Corp., 7.750%, due 01/15/32	1,100,000

			2,432,875

		Real Estate Investment Trusts: 0.7%
1,400,000	C	Host Marriott LP, 6.375%, due 03/15/15	1,387,750

			1,387,750

		Semiconductors: 0.9%
1,900,000	#,C	Freescale Semiconductor, 8.875%, due 12/15/14	1,902,375

			1,902,375

		Telecommunications: 1.2%
1,500,000	#,C	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	1,575,000
800,000	C	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	821,000

			2,396,000

		Total Corporate Bonds/Notes (Cost $89,746,504)	92,261,402

See Accompanying Notes to Financial Statements

165

PORTFOLIO OF INVESTMENTS
ING FRANKLIN INCOME PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.0%
	Federal Home Loan Mortgage Corporation: 2.3%
$4,975,298	5.000%, due 10/01/36	$4,801,681

		4,801,681

	Federal National Mortgage Association: 0.7%
1,436,000	6.000%, due 03/01/36	1,446,171

		1,446,171

	Total U.S. Government Agency Obligations (Cost $6,180,738)	6,247,852

	Total Long-Term Investments (Cost $181,854,494)	190,734,657

SHORT-TERM INVESTMENTS: 9.1%
	U.S. Government Agency Obligations: 9.1%
18,688,000	Federal Home Loan Bank, 4.900%, due 01/02/07	18,682,913

	Total Short-Term Investments (Cost $18,682,913)	18,682,913

Total Investments in Securities (Cost $200,537,407)*	101.6%	$209,417,570
Other Assets and Liabilities-Net	(1.6)	(3,280,404)

Net Assets	100.0%	$206,137,166

@@	Foreign Issuer
ADR	American Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is the same for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,448,772
Gross Unrealized Depreciation	(568,609)

Net Unrealized Appreciation	$8,880,163

See Accompanying Notes to Financial Statements

166

PORTFOLIO OF INVESTMENTS
ING LORD ABBETT AFFILIATED PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 95.4%
		Aerospace/ Defense: 3.1%
30,600		General Dynamics Corp.	$2,275,110
10,500		Lockheed Martin Corp.	966,735
70,075		Raytheon Co.	3,699,960
16,400	L	Rockwell Collins, Inc.	1,037,956

			7,979,761

		Banks: 6.5%
87,775		Bank of America Corp.	4,686,307
57,075		Bank of New York Co., Inc.	2,247,043
6,100		BB&T Corp.	267,973
8,200		Capital One Financial Corp.	629,924
10,600		Fifth Third Bancorp.	433,858
31,125		Marshall & Ilsley Corp.	1,497,424
35,600	L	Mellon Financial Corp.	1,500,540
49,200	@@	Mitsubishi UFJ Financial Group, Inc. ADR	612,540
16,500	L	Regions Financial Corp.	617,100
25,300	L	SunTrust Banks, Inc.	2,136,585
51,800		US Bancorp.	1,874,642
2,817		Zions Bancorp.	232,233

			16,736,169

		Beverages: 4.6%
21,100		Anheuser-Busch Cos., Inc.	1,038,120
46,750		Coca-Cola Co.	2,255,688
64,371		Coca-Cola Enterprises, Inc.	1,314,456
50,725	@@,L	Diageo PLC ADR	4,023,000
50,900		PepsiCo, Inc.	3,183,795

			11,815,059

		Biotechnology: 0.5%
35,225	@,L	Medimmune, Inc.	1,140,233

			1,140,233

		Chemicals: 1.6%
5,300		Air Products & Chemicals, Inc.	372,484
45,700		Monsanto Co.	2,400,621
23,950		Praxair, Inc.	1,420,954

			4,194,059

		Commercial Services: 0.2%
34,800	@,L	Hertz Global Holdings, Inc.	605,172

			605,172

		Computers: 1.9%
58,275		Hewlett-Packard Co.	2,400,347
6,600		International Business Machines Corp.	641,190
353,525	@,L	Sun Microsystems, Inc.	1,916,106

			4,957,643

		Cosmetics/ Personal Care: 4.4%
9,800		Colgate-Palmolive Co.	639,352
165,375		Procter & Gamble Co.	10,628,651

			11,268,003

		Diversified Financial Services: 8.9%
4,200		American Express Co.	254,814
170,800		Citigroup, Inc.	9,513,560
13,600	L	Countrywide Financial Corp.	577,320
64,800		Fannie Mae	3,848,472
54,075		Freddie Mac	3,671,693
87,150		JPMorgan Chase & Co.	4,209,345
7,800		Morgan Stanley	635,154

			22,710,358

		Electric: 7.3%
26,025	L	Ameren Corp.	1,398,323
16,600	L	Consolidated Edison, Inc.	797,962
23,600		Dominion Resources, Inc.	1,978,624
2,100	L	DTE Energy Co.	101,661
36,700	L	Duke Energy Corp.	1,218,807
5,300		Entergy Corp.	489,296
56,400	L	FPL Group, Inc.	3,069,288
83,600		PG&E Corp.	3,956,788
57,200		PPL Corp.	2,050,048
29,600		Progress Energy, Inc.	1,452,768
55,925	L	Southern Co.	2,061,396

			18,574,961

		Electrical Components & Equipment: 1.0%
57,700		Emerson Electric Co.	2,543,993

			2,543,993

		Engineering & Construction: 0.4%
11,250	L	Fluor Corp.	918,563

			918,563

		Environmental Control: 1.4%
99,825		Waste Management, Inc.	3,670,565

			3,670,565

		Food: 5.6%
86,975		Campbell Soup Co.	3,382,458
18,600	L	Kellogg Co.	931,116
168,700	L	Kraft Foods, Inc.	6,022,587
173,200		Kroger Co.	3,995,724

			14,331,885

		Forest Products & Paper: 1.2%
90,060	L	International Paper Co.	3,071,046

			3,071,046

		Healthcare — Products: 3.4%
85,458		Baxter International, Inc.	3,964,397
189,200	@	Boston Scientific Corp.	3,250,456
23,100		Johnson & Johnson	1,525,062

			8,739,915

		Healthcare — Services: 0.2%
10,300		Aetna, Inc.	444,754

			444,754

		Household Products/ Wares: 2.0%
41,775		Clorox Co.	2,679,866
37,216		Kimberly-Clark Corp.	2,528,827

			5,208,693

		Insurance: 4.7%
22,100	@@	ACE Ltd.	1,338,597
15,500		Allstate Corp.	1,009,205
73,389		American International Group, Inc.	5,259,056
1,900		Hartford Financial Services Group, Inc.	177,289
15,600		Lincoln National Corp.	1,035,840
13,300	L	MBIA, Inc.	971,698
12,300		Metlife, Inc.	725,823
4,900		St. Paul Travelers Cos., Inc.	263,081
17,768	@@,L	XL Capital Ltd.	1,279,651

			12,060,240

		Internet: 1.3%
83,975	@,L	InterActiveCorp	3,120,511
15,100	@,L	Symantec Corp.	314,835

			3,435,346

See Accompanying Notes to Financial Statements

167

PORTFOLIO OF INVESTMENTS
ING LORD ABBETT AFFILIATED PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Machinery — Construction & Mining: 0.4%
18,125		Caterpillar, Inc.	$1,111,606

			1,111,606

		Media: 2.8%
109,350	@,L	Comcast Corp.	4,579,578
4,200	L	Gannett Co., Inc.	253,932
2,900	@	Liberty Media Holding Corp.	284,142
36,700	L	News Corp., Inc.	816,942
60,000	L	Time Warner, Inc.	1,306,800

			7,241,394

		Mining: 3.4%
149,500	@@,L	Barrick Gold Corp.	4,589,650
2,500		Freeport-McMoRan Copper & Gold, Inc.	139,325
66,378	L	Newmont Mining Corp.	2,996,967
8,400		Phelps Dodge Corp.	1,005,648

			8,731,590

		Miscellaneous Manufacturing: 3.6%
5,700		3M Co.	444,201
3,045		Eaton Corp.	228,801
182,300		General Electric Co.	6,783,383
14,500		Illinois Tool Works, Inc.	669,755
12,250		Parker Hannifin Corp.	941,780

			9,067,920

		Office/ Business Equipment: 0.1%
5,200	L	Pitney Bowes, Inc.	240,188

			240,188

		Oil & Gas: 7.7%
29,800		Chesapeake Energy Corp.	865,690
31,600		Chevron Corp.	2,323,548
2,900		ConocoPhillips	208,655
21,300	L	Devon Energy Corp.	1,428,804
190,100		ExxonMobil Corp.	14,567,363
4,900		Occidental Petroleum Corp.	239,267

			19,633,327

		Oil & Gas Services: 1.8%
71,050	L	Schlumberger Ltd.	4,487,518

			4,487,518

		Pharmaceuticals: 9.2%
37,200		Abbott Laboratories	1,812,012
27,100	@@,L	AstraZeneca PLC	1,451,205
70,200		Bristol-Myers Squibb Co.	1,847,664
8,400	@	Medco Health Solutions, Inc.	448,896
22,900		Merck & Co., Inc.	998,440
94,425	@@	Novartis AG ADR	5,423,772
39,775		Pfizer, Inc.	1,030,173
50,100	@@,L	Sanofi-Aventis ADR	2,313,117
61,025		Schering-Plough Corp.	1,442,631
57,000	@@,L	Teva Pharmaceutical Industries Ltd. ADR	1,771,560
98,031		Wyeth	4,991,739

			23,531,209

		Pipelines: 0.7%
89,900	L	El Paso Corp.	1,373,672
17,100		Williams Cos., Inc.	446,652

			1,820,324

		Retail: 1.2%
24,700	L	CVS Corp.	763,477
20,000		Federated Department Stores, Inc.	762,600
31,250		Wal-Mart Stores, Inc.	1,443,125

			2,969,202

		Software: 0.8%
41,475	L	Automatic Data Processing, Inc.	2,042,644

			2,042,644

		Telecommunications: 3.5%
185,400		AT&T, Inc.	6,628,050
50,400		BellSouth Corp.	2,374,344

			9,002,394

		Total Common Stock (Cost $215,724,770)	244,285,734

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 23.0%
	U.S. Government Agency Obligations: 3.8%
$9,808,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$9,805,494

	Total U.S. Government Agency Obligations (Cost $9,805,494)	9,805,494

	Securities Lending CollateralCC: 19.2%
49,020,176	The Bank of New York Institutional Cash Reserves Fund	49,020,176

	Total Securities Lending Collateral (Cost $49,020,176)	49,020,176

	Total Short-Term Investments (Cost $58,825,670)	58,825,670

Total Investments in Securities (Cost $274,550,440)*	118.4%	$303,111,404
Other Assets and Liabilities-Net	(18.4)	(47,135,233)

Net Assets	100.0%	$255,976,171

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $274,922,945.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,945,510
Gross Unrealized Depreciation	(1,757,051)

Net Unrealized Appreciation	$28,188,459

See Accompanying Notes to Financial Statements

168

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 59.9%
		Banks: 4.1%
664,755	@@	Banco Popolare di Verona e Novara Scrl	$19,044,215
368,200	L	First Horizon National Corp.	15,383,396
782,206	@@	Royal Bank of Scotland Group PLC	30,442,038
360,700	L	SunTrust Banks, Inc.	30,461,115
929,300		US Bancorp.	33,631,367

			128,962,131

		Beverages: 2.5%
621,000		Anheuser-Busch Cos., Inc.	30,553,200
1,025,300	L	Coca-Cola Co.	49,470,725

			80,023,925

		Building Materials: 0.5%
312,400	L	American Standard Cos., Inc.	14,323,540

			14,323,540

		Chemicals: 1.3%
845,523	L	Chemtura Corp.	8,142,386
657,600	L	EI DuPont de Nemours & Co.	32,031,696

			40,174,082

		Commercial Services: 1.6%
1,301,100	L	H&R Block, Inc.	29,977,344
926,100	L	ServiceMaster Co.	12,141,171
431,300		Western Union Co.	9,669,746

			51,788,261

		Diversified Financial Services: 2.7%
535,000		Ameriprise Financial, Inc.	29,157,500
655,800		JPMorgan Chase & Co.	31,675,140
250,900	L	Legg Mason, Inc.	23,848,045

			84,680,685

		Electric: 2.3%
302,200	L	Entergy Corp.	27,899,104
1,208,900		PPL Corp.	43,326,976

			71,226,080

		Food: 0.8%
447,000		General Mills, Inc.	25,747,200

			25,747,200

		Forest Products & Paper: 1.8%
539,900	L	Bowater, Inc.	12,147,750
1,289,000	L	International Paper Co.	43,954,900

			56,102,650

		Healthcare — Products: 1.2%
435,600		Baxter International, Inc.	20,207,484
994,800	@	Boston Scientific Corp.	17,090,664

			37,298,148

		Home Builders: 0.5%
262,100	L	Centex Corp.	14,748,367

			14,748,367

		Household Products/ Wares: 0.4%
143,000	L	Fortune Brands, Inc.	12,210,770

			12,210,770

		Housewares: 0.5%
577,600	L	Newell Rubbermaid, Inc.	16,721,520

			16,721,520

		Insurance: 8.1%
875,000		American International Group, Inc.	62,702,500
482,500	L	AON Corp.	17,051,550
71,500		Cigna Corp.	9,407,255
802,000		Genworth Financial, Inc.	27,436,420
355,500		Hartford Financial Services Group, Inc.	33,171,705
1,487,400	L	Marsh & McLennan Cos., Inc.	45,603,684
241,800	L	Prudential Financial, Inc.	20,760,948
40,800	L	White Mountains Insurance Group Ltd.	23,640,744
215,900	@@,L	XL Capital Ltd.	15,549,118

			255,323,924

		Internet: 0.6%
842,000	@,L	Liberty Media Holding Corp. - Interactive	18,161,940

			18,161,940

		Media: 3.6%
366,200	@,L	Comcast Corp.	15,501,246
549,343	@	EchoStar Communications Corp.	20,891,514
29,430	@	Idearc, Inc.	843,170
195,200	@	Liberty Media Holding Corp.	19,125,696
59,500	L	Meredith Corp.	3,352,825
706,700	L	New York Times Co.	17,215,212
1,691,100	L	Time Warner, Inc.	36,832,158

			113,761,821

		Mining: 1.4%
349,600	L	Alcoa, Inc.	10,491,496
435,300	L	Newmont Mining Corp.	19,653,795
172,818	@@,L	Teck Cominco Ltd.	13,021,836

			43,167,127

		Miscellaneous Manufacturing: 6.0%
1,765,600		General Electric Co.	65,697,976
777,500		Honeywell International, Inc.	35,174,100
2,911,100	@@,L	Tyco International Ltd.	88,497,440

			189,369,516

		Oil & Gas: 3.6%
159,120	L	Chevron Corp.	11,700,094
442,000	@	CNX Gas Corp.	11,271,000
1,307,000	L	Murphy Oil Corp.	66,460,950
308,100	@@,L	Total SA ADR	22,158,552

			111,590,596

		Oil & Gas Services: 0.4%
171,400	L	Baker Hughes, Inc.	12,796,724

			12,796,724

		Pharmaceuticals: 4.8%
322,500		Cardinal Health, Inc.	20,778,675
497,700		Merck & Co., Inc.	21,699,720
1,929,500	L	Pfizer, Inc.	49,974,050
1,135,800		Wyeth	57,834,936

			150,287,381

		Real Estate Investment Trusts: 0.3%
250,988	L	Potlatch Corp.	10,998,294

			10,998,294

See Accompanying Notes to Financial Statements

169

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Retail: 1.7%
286,200	L	CVS Corp.	$8,846,442
1,135,400	L	Home Depot, Inc.	45,597,664

			54,444,106

		Semiconductors: 1.5%
2,258,500		Intel Corp.	45,734,622

			45,734,622

		Software: 3.6%
837,100		First Data Corp.	21,362,792
3,045,700	L	Microsoft Corp.	90,944,602

			112,307,394

		Telecommunications: 4.1%
1,122,300		AT&T, Inc.	40,122,225
475,000		BellSouth Corp.	22,377,250
806,000	@,L	Juniper Networks, Inc.	15,265,640
1,602,000	L	Sprint Nextel Corp.	30,261,780
4,000	@@	TELUS Corp.	178,680
588,600		Verizon Communications, Inc.	21,919,464

			130,125,039

		Total Common Stock (Cost $1,551,623,635)	1,882,075,843

PREFERRED STOCK: 5.9%
		Auto Manufacturers: 2.0%
2,515,300	P	General Motors Corp.	63,586,784

			63,586,784

		Diversified Financial Services: 0.9%
351,200	#,I	Affiliated Managers Group, Inc.	18,481,900
257,800		E*Trade Financial Corp.	7,540,650

			26,022,550

		Electric: 0.4%
8,600	#,P,I	NRG Energy, Inc.	12,792,500

			12,792,500

		Housewares: 0.9%
604,300	P	Newell Financial Trust I	28,930,863

			28,930,863

		Insurance: 1.0%
222,300	@@	Aspen Insurance Holdings Ltd.	12,087,563
326,000		Genworth Financial, Inc.	11,954,420
265,000	@@	IPC Holdings Ltd.	7,850,625

			31,892,608

		Packaging & Containers: 0.2%
120,000	P	Owens-Illinois, Inc.	4,440,000

			4,440,000

		Sovereign: 0.5%
164	P	Fannie Mae	16,402,399

			16,402,399

		Total Preferred Stock (Cost $159,771,085)	184,067,704

Principal
Amount			Value

CONVERTIBLE BONDS: 10.6%
		Advertising: 0.3%
$7,900,000		Lamar Advertising Co., 2.875%, due 12/31/10	$10,753,875

			10,753,875

		Biotechnology: 1.2%
9,374,000	L	Amgen, Inc., 0.375%, due 02/01/13	9,256,825
21,880,000	#,I,L	Amgen, Inc., 0.375%, due 02/01/13	21,606,500
8,487,000	C,L	Invitrogen Corp., 3.250%, due 06/15/25	8,030,824

			38,894,149

		Chemicals: 0.2%
6,167,000		Hercules, Inc., 6.500%, due 06/30/29	5,303,620

			5,303,620

		Coal: 0.6%
19,129,000	C	Peabody Energy Corp., 4.750%, due 12/15/66	18,339,929

			18,339,929

		Food: 0.7%
30,070,000	C	General Mills, Inc., 1.870%, due 10/28/22	22,439,738

			22,439,738

		Healthcare — Products: 0.2%
5,590,000	#,C, I,L	Beckman Coulter, Inc., 2.500%, due 12/15/36	5,670,384

			5,670,384

		Healthcare — Services: 0.3%
11,687,000	C	LifePoint Hospitals, Inc., 3.250%, due 08/15/25	10,562,126

			10,562,126

		Insurance: 0.2%
7,828,000	C	USF&G Corp., 3.620%, due 03/03/09	7,240,900

			7,240,900

		Internet: 0.4%
11,482,000	C	Amazon.com, Inc., 4.750%, due 02/01/09	11,324,123

			11,324,123

		Media: 1.6%
19,303,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	19,761,446
35,190,000	C,L	Liberty Media Corp., 3.250%, due 03/15/31	29,515,613

			49,277,059

		Miscellaneous Manufacturing: 0.3%
7,645,000	@@,C	Tyco International Group SA, 3.125%, due 01/15/23	10,865,456

			10,865,456

		Oil & Gas Services: 0.9%
6,843,000	@@,C	Schlumberger Ltd., 1.500%, due 06/01/23	12,103,556
9,954,000	@@,C, L	Schlumberger Ltd., 2.125%, due 06/01/23	16,386,773

			28,490,329

See Accompanying Notes to Financial Statements

170

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Pharmaceuticals: 0.9%
$28,490,000	#,C, I,L	Roche Holdings, Inc., 0.260%, due 07/25/21	$27,443,562

			27,443,562

		Real Estate Investment Trusts: 0.4%
9,795,000	#,C, I,L	United Dominion Realty Trust, Inc., 4.000%, due 12/15/35	11,545,856

			11,545,856

		Retail: 0.5%
16,320,000	C	TJX Cos., Inc., 0.380%, due 02/13/21	15,463,200

			15,463,200

		Telecommunications: 1.9%
3,800,000	C	Crown Castle International Corp., 4.000%, due 07/15/10	11,352,500
6,500,000	C,L	Lucent Technologies, Inc., 2.750%, due 06/15/23	7,020,000
25,872,000	C,L	Lucent Technologies, Inc., 2.750%, due 06/15/25	29,364,720
12,800,000	C	Lucent Technologies, Inc., 8.000%, due 08/01/31	12,864,000

			60,601,220

		Total Convertible Bonds (Cost $295,417,366)	334,215,526

CORPORATE BONDS/ NOTES: 2.0%
		Aerospace/ Defense: 0.1%
1,355,000	C,L	Alliant Techsystems, Inc., 3.000%, due 08/15/24	1,605,675

			1,605,675

		Electric: 0.1%
3,875,000	C	TECO Energy, Inc., 7.000%, due 05/01/12	4,097,813

			4,097,813

		Pharmaceuticals: 0.5%
3,390,000	C	Omnicare, Inc., 3.250%, due 12/15/35	2,957,775
13,995,000	C,L	Valeant Pharmaceuticals International, 4.000%, due 11/15/13	13,400,213

			16,357,988

		Pipelines: 0.2%
6,525,000	C	Williams Cos., Inc., 8.125%, due 03/15/12	7,095,938

			7,095,938

		Telecommunications: 1.1%
32,175,000	C	Nextel Communications, Inc., 7.375%, due 08/01/15	33,024,774

			33,024,774

		Total Corporate Bonds/Notes (Cost $60,636,620)	62,182,188

U.S. TREASURY OBLIGATIONS: 1.8%
		U.S. Treasury Notes: 1.8%
27,520,000	L	4.875%, due 05/31/08	27,515,707
27,520,000	L	4.875%, due 05/15/09	27,588,828

			55,104,535

		Total U.S. Treasury Obligations (Cost $54,956,150)	55,104,535

		Total Long-Term Investments (Cost $2,122,404,856)	2,517,645,796

SHORT-TERM INVESTMENTS: 14.2%
		Securities Lending CollateralCC: 14.2%
447,842,388		The Bank of New York Institutional Cash Reserves Fund	447,842,388

		Total Short-Term Investments (Cost $447,842,388)	447,842,388

Total Investments in Securities (Cost $2,570,247,244)*	94.4%	$2,965,488,184
Other Assets and Liabilities-Net	5.6	175,001,423

Net Assets	100.0%	$3,140,489,607

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $2,570,366,333.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$411,784,992
Gross Unrealized Depreciation	(16,663,141)

Net Unrealized Appreciation	$395,121,851

See Accompanying Notes to Financial Statements

171

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 94.5%
		Aerospace/ Defense: 0.7%
192,000		Raytheon Co.	$10,137,600

			10,137,600

		Agriculture: 0.5%
117,400	L	UST, Inc.	6,832,680

			6,832,680

		Auto Manufacturers: 0.2%
371,200	L	Ford Motor Co.	2,787,712

			2,787,712

		Banks: 5.8%
28,238		Bank of America Corp.	1,507,627
368,000		Fifth Third Bancorp.	15,062,240
366,000		Mellon Financial Corp.	15,426,900
109,050		Mercantile Bankshares Corp.	5,102,450
173,800	L	National City Corp.	6,354,128
173,000		State Street Corp.	11,667,120
127,200	L	SunTrust Banks, Inc.	10,742,040
234,900		US Bancorp.	8,501,031
148,400	L	Wells Fargo & Co.	5,277,104

			79,640,640

		Beverages: 2.2%
303,900		Anheuser-Busch Cos., Inc.	14,951,880
317,700		Coca-Cola Co.	15,329,025

			30,280,905

		Biotechnology: 0.4%
177,100	@,L	Medimmune, Inc.	5,732,727

			5,732,727

		Building Materials: 0.7%
305,200		Masco Corp.	9,116,324

			9,116,324

		Chemicals: 2.1%
248,420		Chemtura Corp.	2,392,285
288,900	L	EI DuPont de Nemours & Co.	14,072,319
240,000		International Flavors & Fragrances, Inc.	11,798,400

			28,263,004

		Commercial Services: 0.7%
403,200	L	H&R Block, Inc.	9,289,728

			9,289,728

		Computers: 2.2%
71,600	@	Computer Sciences Corp.	3,821,292
408,300	@	Dell, Inc.	10,244,247
165,600		International Business Machines Corp.	16,088,040

			30,153,579

		Cosmetics/ Personal Care: 2.0%
318,100		Avon Products, Inc.	10,510,024
259,500		Colgate-Palmolive Co.	16,929,780

			27,439,804

		Distribution/ Wholesale: 0.5%
158,400		Genuine Parts Co.	7,512,912

			7,512,912

		Diversified Financial Services: 6.1%
704,500		Charles Schwab Corp.	13,625,030
279,366		Citigroup, Inc.	15,560,686
113,100		Fannie Mae	6,717,009
694,844		JPMorgan Chase & Co.	33,560,965
174,100		Morgan Stanley	14,176,963

			83,640,653

		Electric: 4.4%
411,500	L	Duke Energy Corp.	13,665,915
138,800	L	Entergy Corp.	12,814,016
134,900	L	FirstEnergy Corp.	8,134,470
108,900	L	Pinnacle West Capital Corp.	5,520,141
195,300		Progress Energy, Inc.	9,585,324
153,100		TECO Energy, Inc.	2,637,913
364,700		Xcel Energy, Inc.	8,409,982

			60,767,761

		Environmental Control: 0.6%
233,900		Waste Management, Inc.	8,600,503

			8,600,503

		Food: 2.3%
174,900		Campbell Soup Co.	6,801,861
202,100		General Mills, Inc.	11,640,960
15,600	L	Hershey Co.	776,880
144,900		McCormick & Co., Inc.	5,587,344
144,600		Sara Lee Corp.	2,462,538
106,700		Sysco Corp.	3,922,292

			31,191,875

		Forest Products & Paper: 1.9%
573,393	L	International Paper Co.	19,552,701
218,200		MeadWestvaco Corp.	6,559,092

			26,111,793

		Gas: 1.0%
559,400		NiSource, Inc.	13,481,540

			13,481,540

		Healthcare — Products: 2.1%
174,500		Baxter International, Inc.	8,095,055
383,600		Boston Scientific Corp.	6,590,248
212,500		Johnson & Johnson	14,029,250

			28,714,553

		Home Builders: 0.5%
232,100	L	D.R. Horton, Inc.	6,148,329

			6,148,329

		Home Furnishings: 0.6%
184,400	@@,L	Sony Corp. ADR	7,897,852

			7,897,852

		Household Products/ Wares: 2.1%
169,500		Avery Dennison Corp.	11,514,135
103,100	L	Fortune Brands, Inc.	8,803,709
126,400		Kimberly-Clark Corp.	8,588,880

			28,906,724

		Housewares: 0.9%
433,900	L	Newell Rubbermaid, Inc.	12,561,405

			12,561,405

		Insurance: 5.6%
245,100		American International Group, Inc.	17,563,866
110,000		Chubb Corp.	5,820,100
187,877		Lincoln National Corp.	12,475,033
683,500	L	Marsh & McLennan Cos., Inc.	20,956,110
226,692		St. Paul Travelers Cos., Inc.	12,171,093
397,100	L	UnumProvident Corp.	8,251,738

			77,237,940

See Accompanying Notes to Financial Statements

172

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Machinery — Diversified: 0.0%
6,200		Deere & Co.	$589,434

			589,434

		Media: 6.9%
332,200		CBS Corp.	10,357,996
255,100	L	Dow Jones & Co., Inc.	9,693,800
88,900	@	EchoStar Communications Corp.	3,380,867
57,900		Gannett Co., Inc.	3,500,634
16,332	@,L	Idearc, Inc.	467,912
491,300	L	New York Times Co.	11,968,068
869,000	L	Time Warner, Inc.	18,926,820
484,800	L	Tribune Co.	14,922,144
219,900	@,L	Viacom, Inc.	9,022,497
363,500		Walt Disney Co.	12,457,145

			94,697,883

		Mining: 1.2%
245,500		Alcoa, Inc.	7,367,455
99,100	L	Vulcan Materials Co.	8,906,117

			16,273,572

		Miscellaneous Manufacturing: 8.9%
146,300		3M Co.	11,401,159
73,100		Cooper Industries Ltd.	6,610,433
382,700	L	Eastman Kodak Co.	9,873,660
69,100		Eaton Corp.	5,192,174
1,074,100		General Electric Co.	39,967,261
348,900		Honeywell International, Inc.	15,784,236
175,900		Illinois Tool Works, Inc.	8,124,821
149,700	@@,L	Ingersoll-Rand Co.	5,857,761
250,200		Pall Corp.	8,644,410
351,100	@@,L	Tyco International Ltd.	10,673,440

			122,129,355

		Oil & Gas: 8.6%
197,000	L	Anadarko Petroleum Corp.	8,573,440
158,224	@@,L	BP PLC ADR	10,616,830
361,590		Chevron Corp.	26,587,713
355,024		ExxonMobil Corp.	27,205,489
290,100		Hess Corp.	14,380,257
191,000	L	Murphy Oil Corp.	9,712,350
290,600	@@	Royal Dutch Shell PLC ADR	20,571,574

			117,647,653

		Oil & Gas Services: 0.7%
141,500	L	Schlumberger Ltd.	8,937,140

			8,937,140

		Pharmaceuticals: 6.9%
216,800		Abbott Laboratories	10,560,328
392,700		Bristol-Myers Squibb Co.	10,335,864
306,000	L	Eli Lilly & Co.	15,942,600
478,400		Merck & Co., Inc.	20,858,240
609,100	L	Pfizer, Inc.	15,775,690
252,200		Schering-Plough Corp.	5,962,008
286,400		Wyeth	14,583,488

			94,018,218

		Retail: 2.6%
170,400	@	Bed Bath & Beyond, Inc.	6,492,240
335,000	L	Home Depot, Inc.	13,453,600
195,700	L	RadioShack Corp.	3,283,846
265,400		Wal-Mart Stores, Inc.	12,256,172

			35,485,858

		Semiconductors: 1.2%
321,300	L	Analog Devices, Inc.	10,561,131
302,500		Intel Corp.	6,125,625

			16,686,756

		Software: 1.8%
810,300		Microsoft Corp.	24,195,558

			24,195,558

		Telecommunications: 6.9%
184,700		Alltel Corp.	11,170,656
694,903		AT&T, Inc.	24,842,782
217,200	@	Cisco Systems, Inc.	5,936,076
282,700		Motorola, Inc.	5,812,312
516,000	@@,L	Nokia OYJ ADR	10,485,120
1,441,700	@,L	Qwest Communications International, Inc.	12,067,029
519,500	L	Sprint Nextel Corp.	9,813,355
326,650		Verizon Communications, Inc.	12,164,446
201,305		Windstream Corp.	2,862,557

			95,154,333

		Toys/ Games/ Hobbies: 1.0%
591,900		Mattel, Inc.	13,412,454

			13,412,454

		Transportation: 1.7%
117,100		Norfolk Southern Corp.	5,888,959
191,100		Union Pacific Corp.	17,585,022

			23,473,981

		Total Common Stock (Cost $1,049,625,784)	1,295,150,738

Principal
Amount			Value

CONVERTIBLE BONDS: 0.3%
		Auto Manufacturers: 0.1%
$1,744,000	C	Ford Motor Co., 4.250%, due 12/15/36	$1,872,620

			1,872,620

		Telecommunications: 0.2%
2,070,000	C	Lucent Technologies, Inc., 8.000%, due 08/01/31	2,080,350

			2,080,350

		Total Convertible Bonds (Cost $3,392,506)	3,952,970

		Total Long-Term Investments (Cost $1,053,018,290)	1,299,103,708

See Accompanying Notes to Financial Statements

173

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount/
Shares			Value

SHORT-TERM INVESTMENTS: 20.8%
		Mutual Fund: 5.0%
67,964,023	**	ING Institutional Prime Money Market Fund	$67,964,023

		Total Mutual Fund (Cost $67,964,023)	67,964,023

		Securities Lending CollateralCC: 15.8%
$216,276,438		The Bank of New York Institutional Cash Reserves Fund	216,276,438

		Total Securities Lending Collateral (Cost $216,276,438)	216,276,438

		Total Short-Term Investments (Cost $284,240,461)	284,240,461

Total Investments In Securities (Cost $1,337,258,751)*	115.6%	$1,583,344,169
Other Assets and Liabilities-Net	(15.6)	(213,509,306)

Net Assets	100.0%	$1,369,834,863

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
**	Investment in affiliate
*	Cost for federal income tax purposes is $1,344,217,079.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$260,688,276
Gross Unrealized Depreciation	(21,561,186)

Net Unrealized Appreciation	$239,127,090

See Accompanying Notes to Financial Statements

174

PORTFOLIO OF INVESTMENTS
ING TEMPLETON GLOBAL GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 92.9%
		Bermuda: 4.8%
145,000		Accenture Ltd.	$5,354,850
70,000		ACE Ltd.	4,239,900
315,000	L	Tyco International Ltd.	9,576,000
60,000	L	XL Capital Ltd.	4,321,200

			23,491,950

		Canada: 0.9%
90,000		BCE, Inc.	2,423,359
150,000	L	Quebecor World, Inc.	1,736,483

			4,159,842

		Cayman Islands: 1.2%
220,000	L	Seagate Technology, Inc.	5,830,000

			5,830,000

		Finland: 2.0%
290,000		Stora Enso OYJ	4,572,589
200,000		UPM-Kymmene OYJ	5,038,865

			9,611,454

		France: 4.0%
50,000		Accor SA	3,866,283
200,000		France Telecom SA	5,518,025
80,000		Peugeot SA	5,296,780
50,005		Sanofi-Aventis	4,610,495

			19,291,583

		Germany: 5.8%
130,000		Bayerische Motoren Werke AG	7,466,727
157,800		Deutsche Post AG	4,762,695
103,500	@	Infineon Technologies AG	1,449,604
28,000		Muenchener Rueckversicherungs AG	4,824,441
100,000		Siemens AG	9,874,083

			28,377,550

		Hong Kong: 0.9%
200,000		Cheung Kong Holdings Ltd.	2,456,860
200,000		Swire Pacific Ltd.	2,144,582

			4,601,442

		Italy: 2.0%
140,000		ENI S.p.A.	4,708,919
600,000		UniCredito Italiano S.p.A.	5,245,034

			9,953,953

		Japan: 6.7%
136,000		Fuji Photo Film Co., Ltd.	5,601,584
400,000	@	Hitachi Ltd.	2,491,557
400,000		Konica Minolta Holdings, Inc.	5,645,081
575		Mitsubishi UFJ Financial Group, Inc.	7,133,334
8,000		Nintendo Co., Ltd.	2,071,109
120,000		Nomura Holdings, Inc.	2,263,770
564,000		Shinsei Bank, Ltd.	3,315,073
40,000		Sony Corp.	1,713,009
35,000		Takeda Pharmaceutical Co., Ltd.	2,398,761

			32,633,278

		Mexico: 0.5%
80,000	L	Telefonos de Mexico SA de CV	2,260,800

			2,260,800

		Netherlands: 4.9%
140,000		Koninklijke Philips Electronics NV	5,264,436
400,000		Reed Elsevier NV	6,810,726
200,000		Royal Dutch Shell PLC	6,992,557
183,282	L	Unilever NV	4,997,997

			24,065,716

		Norway: 0.5%
138,285		Norske Skogindustrier ASA	2,372,718

			2,372,718

		South Africa: 0.6%
160,000	L	Sappi Ltd.	2,680,640

			2,680,640

		South Korea: 1.4%
54,000	@	Kookmin Bank	4,341,709
4,000		Samsung Electronics Co., Ltd.	2,624,034

			6,965,743

		Spain: 1.5%
150,000		Banco Santander Central Hispano SA	2,793,161
135,000	L	Repsol YPF SA	4,651,440

			7,444,601

		Switzerland: 4.5%
17,500		Nestle SA	6,207,375
70,000		Novartis AG	4,021,238
79,411		Swiss Reinsurance	6,730,154
80,000		UBS AG	4,841,417

			21,800,184

		Taiwan: 0.7%
300,000	L	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,279,000

			3,279,000

		United Kingdom: 14.8%
300,000		Aviva PLC	4,812,685
610,000		BP PLC	6,802,162
400,000		British Sky Broadcasting PLC	4,089,442
1,300,000		Compass Group PLC	7,364,738
260,000		GlaxoSmithKline PLC	6,843,410
350,000		HSBC Holdings PLC	6,405,769
350,000		National Grid PLC	5,065,667
300,000		Pearson PLC	4,521,534
800,000		Rentokil Initial PLC	2,587,228
815		Rolls-Royce Group PLC	7,122
29,910	@	Rolls-Royce Group PLC — B Share Entitlement	59
220,000		Royal Bank of Scotland Group PLC	8,562,001
300,400	@	Standard Life PLC	1,737,198
2,843,750		Vodafone Group PLC	7,853,496
140,000		Willis Group Holdings Ltd.	5,559,400

			72,211,911

		United States: 35.2%
120,000		Abbott Laboratories	5,845,200
125,000		American International Group, Inc.	8,957,500
50,000	L	American Standard Cos., Inc.	2,292,500
160,000		Bank of New York Co., Inc.	6,299,200
410,000	@,L	Boston Scientific Corp.	7,043,800
175,000		Bristol-Myers Squibb Co.	4,606,000
130,000	@,L	Cadence Design Systems, Inc.	2,328,300
150,000	@,L	Chico’s FAS, Inc.	3,103,500
150,000	@,L	Comcast Corp.	6,349,500
250,000	@,L	DirecTV Group, Inc.	6,235,000
100,000	L	DTE Energy Co.	4,841,000
200,000	L	Eastman Kodak Co.	5,160,000
400,000	L	El Paso Corp.	6,112,000
200,000	L	Electronic Data Systems Corp.	5,510,000
140,000	@,L	Expedia, Inc.	2,937,200
160,000		General Electric Co.	5,953,600

See Accompanying Notes to Financial Statements

175

PORTFOLIO OF INVESTMENTS
ING TEMPLETON GLOBAL GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		United States (continued)
200,000	L	H&R Block, Inc.	$4,608,000
120,000	L	International Paper Co.	4,092,000
600,000	@,L	Interpublic Group of Cos., Inc.	7,344,000
220,000		Merck & Co., Inc.	9,592,000
340,000		Microsoft Corp.	10,152,400
500,000		News Corp., Inc.	10,740,000
362,830	@	Oracle Corp.	6,218,906
270,000		Pfizer, Inc.	6,993,000
90,000		Raytheon Co.	4,752,000
450,000	@,L	Tenet Healthcare Corp.	3,136,500
334,900	L	Time Warner, Inc.	7,294,122
85,000		Torchmark Corp.	5,419,600
180,000	@,L	Viacom, Inc.	7,385,400

			171,302,228

		Total Common Stock (Cost $375,716,139)	452,334,593

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 25.5%
	U.S. Government Agency Obligations: 7.0%
$34,032,000	Federal Home Loan Bank, 4.800%, due 01/02/07	$34,022,925

	Total U.S. Government Agency Obligations (Cost $34,022,925)	34,022,925

	Securities Lending CollateralCC: 18.5%
90,216,832	The Bank of New York Institutional Cash Reserves Fund	90,216,832

	Total Securities Lending Collateral (Cost $90,216,832)	90,216,832

	Total Short-Term Investments (Cost $124,239,757)	124,239,757

Total Investments in Securities (Cost $499,955,896)*	118.4%	$576,574,350
Other Assets and Liabilities-Net	(18.4)	(89,761,782)

Net Assets	100.0%	$486,812,568

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $500,470,351.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$79,101,135
Gross Unrealized Depreciation	(2,997,136)

Net Unrealized Appreciation	$76,103,999

Percentage of
Industry	Net Assets

Advertising	1.5%
Aerospace/ Defense	1.0
Auto Manufacturers	2.6
Banks	9.1
Building Materials	0.5
Commercial Services	2.9
Computers	2.8
Diversified Financial Services	1.5
Electric	2.0
Electrical Components & Equipment	0.5
Electronics	1.1
Food	2.3
Food Service	1.5
Forest Products & Paper	3.9
Healthcare — Products	1.4
Healthcare — Services	0.6
Holding Companies — Diversified	0.4
Home Furnishings	0.3
Insurance	9.6
Internet	0.6
Lodging	0.8
Media	11.0
Miscellaneous Manufacturing	8.6
Oil & Gas	4.8
Pharmaceuticals	9.2
Pipelines	1.3
Real Estate	0.5
Retail	0.6
Semiconductors	1.5
Software	3.4
Telecommunications	3.7
Toys/ Games/ Hobbies	0.4
Transportation	1.0
Short-Term Investments	25.5
Other Assets and Liabilities — Net	(18.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

176

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 68.8%
		Advertising: 1.7%
13,000	L	Omnicom Group	$1,359,020
10,331	@,L	R.H. Donnelley Corp.	648,064

			2,007,084

		Aerospace/ Defense: 0.5%
9,200		Northrop Grumman Corp.	622,840

			622,840

		Apparel: 0.3%
9,400	@	Coach, Inc.	403,824

			403,824

		Auto Manufacturers: 0.7%
12,500	L	Paccar, Inc.	811,250

			811,250

		Auto Parts & Equipment: 1.9%
11,700	L	BorgWarner, Inc.	690,534
17,900	L	Johnson Controls, Inc.	1,537,968

			2,228,502

		Banks: 5.6%
5,000		City National Corp.	356,000
31,500		Fifth Third Bancorp.	1,289,295
39,500		Mellon Financial Corp.	1,664,925
13,700	L	PNC Financial Services Group, Inc.	1,014,348
64,200		Wells Fargo & Co.	2,282,952

			6,607,520

		Beverages: 0.9%
11,100		Anheuser-Busch Cos., Inc.	546,120
19,200	@,L	Constellation Brands, Inc.	557,184

			1,103,304

		Biotechnology: 1.1%
16,600	@	Genzyme Corp.	1,022,228
25,800	@,L	Millennium Pharmaceuticals, Inc.	281,220

			1,303,448

		Building Materials: 1.3%
51,000		Masco Corp.	1,523,370

			1,523,370

		Commercial Services: 0.9%
18,000	@@	Accenture Ltd.	664,740
14,900	L	H&R Block, Inc.	343,296

			1,008,036

		Computers: 0.5%
21,600	@	Dell, Inc.	541,944

			541,944

		Diversified Financial Services: 7.5%
62,000		Citigroup, Inc.	3,453,400
13,300		Freddie Mac	903,070
30,100		JPMorgan Chase & Co.	1,453,830
37,200		Morgan Stanley	3,029,196

			8,839,496

		Electric: 2.7%
15,700	L	American Electric Power Co., Inc.	668,506
32,000		Exelon Corp.	1,980,480
8,200		Northeast Utilities	230,912
12,300	L	Pepco Holdings, Inc.	319,923

			3,199,821

		Electronics: 0.5%
11,200	@	Waters Corp.	548,464

			548,464

		Exchange Traded Fund: 7.7%
168,374		UBS High Yield Fund	3,561,797
115,547		UBS Small Equity Fund	5,425,897

			8,987,694

		Food: 0.9%
29,300		Sysco Corp.	1,077,068

			1,077,068

		Gas: 1.1%
18,800	L	NiSource, Inc.	453,080
15,000		Sempra Energy	840,600

			1,293,680

		Healthcare — Products: 1.8%
19,300		Johnson & Johnson	1,274,186
15,900		Medtronic, Inc.	850,809

			2,124,995

		Healthcare — Services: 1.2%
26,860		UnitedHealth Group, Inc.	1,443,188

			1,443,188

		Household Products/ Wares: 0.3%
3,600		Fortune Brands, Inc.	307,404

			307,404

		Insurance: 2.9%
12,400		Allstate Corp.	807,364
24,900		American International Group, Inc.	1,784,334
8,500		Hartford Financial Services Group, Inc.	793,135

			3,384,833

		Internet: 1.8%
11,100	@,L	Amazon.com, Inc.	438,006
12,300	@	McAfee, Inc.	349,074
42,842	@,L	Symantec Corp.	893,256
18,600	@,L	Yahoo!, Inc.	475,044

			2,155,380

		Leisure Time: 1.6%
25,800	L	Carnival Corp.	1,265,490
8,300		Harley-Davidson, Inc.	584,901

			1,850,391

		Lodging: 0.2%
5,580	@	Wyndham Worldwide Corp.	178,672

			178,672

		Media: 0.7%
27,200		News Corp., Inc.	584,256
4,000	@,L	Univision Communications, Inc.	141,680
1,500	@	Viacom, Inc.	61,545

			787,481

		Miscellaneous Manufacturing: 1.2%
29,500		Illinois Tool Works, Inc.	1,362,605

			1,362,605

See Accompanying Notes to Financial Statements

177

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Oil & Gas: 2.9%
6,400		Chevron Corp.	$470,592
13,900		ENSCO International, Inc.	695,834
9,500		EOG Resources, Inc.	593,275
10,400		ExxonMobil Corp.	796,952
13,600		GlobalSantaFe Corp.	799,408

			3,356,061

		Oil & Gas Services: 0.6%
21,600		Halliburton Co.	670,680

			670,680

		Pharmaceuticals: 5.6%
14,700	L	Allergan, Inc.	1,760,178
35,100		Bristol-Myers Squibb Co.	923,832
5,300	@,L	Cephalon, Inc.	373,173
15,200	@	Medco Health Solutions, Inc.	812,288
23,200		Merck & Co., Inc.	1,011,520
32,850		Wyeth	1,672,722

			6,553,713

		Real Estate: 0.2%
7,325	@	Realogy Corp.	222,094

			222,094

		Retail: 2.2%
19,800	@,L	Chico’s FAS, Inc.	409,662
19,500	L	Costco Wholesale Corp.	1,030,965
28,700	L	Home Depot, Inc.	1,152,592

			2,593,219

		Semiconductors: 2.5%
26,400		Analog Devices, Inc.	867,768
64,700		Intel Corp.	1,310,175
30,300		Xilinx, Inc.	721,443

			2,899,386

		Software: 2.7%
90,100		Microsoft Corp.	2,690,386
21,500	@,L	Red Hat, Inc.	494,500

			3,184,886

		Telecommunications: 2.4%
31,300		AT&T, Inc.	1,118,975
4,074		Embarq Corp.	214,129
80,894		Sprint Nextel Corp.	1,528,088

			2,861,192

		Transportation: 2.2%
18,500		Burlington Northern Santa Fe Corp.	1,365,485
11,400		FedEx Corp.	1,238,268

			2,603,753

		Total Common Stock (Cost $66,811,965)	80,647,278

Principal
Amount			Value

CORPORATE BONDS/ NOTES: 5.2%
		Auto Manufacturers: 0.2%
$225,000		DaimlerChrysler Holding Corp., 4.050%, due 06/04/08	$220,268

			220,268

		Auto Parts & Equipment: 0.1%
70,000	C	Johnson Controls, Inc., 5.500%, due 01/15/16	68,755

			68,755

		Banks: 0.2%
25,000	@@	Abbey National PLC, 7.950%, due 10/26/29	31,749
45,000		Bank One Corp., 7.875%, due 08/01/10	48,850
65,000		Capital One Financial Corp., 5.500%, due 06/01/15	65,064
45,000		Wachovia Bank, 7.800%, due 08/18/10	48,443
50,000		Wells Fargo & Co., 6.450%, due 02/01/11	52,262

			246,368

		Beverages: 0.0%
40,000	@@,#, C	SABmiller PLC, 6.500%, due 07/01/16	41,799

			41,799

		Chemicals: 0.0%
40,000	C	ICI Wilmington, Inc., 4.375%, due 12/01/08	39,265

			39,265

		Commercial Services: 0.1%
70,000	#	Erac USA Finance Co., 7.350%, due 06/15/08	71,777

			71,777

		Cosmetics/ Personal Care: 0.0%
35,000	C	Avon Products, Inc., 7.150%, due 11/15/09	36,664

			36,664

		Diversified Financial Services: 2.2%
20,000		American General Finance Corp., 5.375%, due 10/01/12	19,969
56,000		Citigroup, Inc., 5.000%, due 09/15/14	54,764
345,000		Citigroup, Inc., 5.625%, due 08/27/12	350,412
50,000	L	Countrywide Home Loans, Inc., 3.250%, due 05/21/08	48,624
65,000	C	Credit Suisse USA, Inc., 6.500%, due 01/15/12	68,384
690,000		Ford Motor Credit Co., 5.800%, due 01/12/09	677,789
330,000		General Electric Capital Corp., 6.000%, due 06/15/12	342,001
30,000	C	General Electric Capital Corp., 6.750%, due 03/15/32	34,469
130,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	133,473
190,000	L	Goldman Sachs Group, Inc., 6.875%, due 01/15/11	201,305
150,000		HSBC Finance Corp., 6.750%, due 05/15/11	158,901
95,000		International Lease Finance Corp., 3.500%, due 04/01/09	91,431
75,000		JPMorgan Chase & Co., 6.750%, due 02/01/11	78,918
190,000	C	Morgan Stanley, 6.750%, due 04/15/11	201,011
115,000	C	Residential Capital Corp., 6.125%, due 11/21/08	115,620

			2,577,071

		Electric: 0.3%
70,000	C	Dominion Resources, Inc., 5.950%, due 06/15/35	69,052
50,000	C	Exelon Generation Co., LLC, 5.350%, due 01/15/14	49,045

See Accompanying Notes to Financial Statements

178

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Electric (continued)
$35,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34	$35,418
30,000		PPL Capital Funding Trust I, 4.330%, due 03/01/09	29,203
85,000	C	PSEG Power, LLC, 6.950%, due 06/01/12	89,962
40,000	C	TXU Energy Co., LLC, 7.000%, due 03/15/13	41,907

			314,587

		Food: 0.1%
90,000		Kraft Foods, Inc., 5.625%, due 11/01/11	91,052
25,000	C,L	Safeway, Inc., 7.250%, due 02/01/31	27,216

			118,268

		Healthcare — Services: 0.1%
90,000	C	WellPoint, Inc., 5.850%, due 01/15/36	87,730

			87,730

		Household Products/ Wares: 0.1%
105,000	C	Fortune Brands, Inc., 5.375%, due 01/15/16	99,736

			99,736

		Leisure Time: 0.0%
40,000	#,C	Harley-Davidson, Inc., 3.625%, due 12/15/08	38,774

			38,774

		Media: 0.2%
120,000	C	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	125,846
35,000	W	News America, Inc., 6.200%, due 12/15/34	33,892
35,000	C	Time Warner, Inc., 7.625%, due 04/15/31	39,215

			198,953

		Multi-National: 0.0%
45,000	@@	Inter-American Development Bank, 5.750%, due 02/26/08	45,289

			45,289

		Office/ Business Equipment: 0.0%
25,000	C,L	Pitney Bowes, Inc., 4.625%, due 10/01/12	24,112

			24,112

		Oil & Gas: 0.1%
35,000	@@,C, L	Anadarko Finance Co., 6.750%, due 05/01/11	36,722
60,000	C	Devon Financing Corp. ULC, 6.875%, due 09/30/11	63,509
60,000	C	Valero Energy Corp., 7.500%, due 04/15/32	68,662

			168,893

		Pharmaceuticals: 0.2%
90,000		Abbott Laboratories, 5.600%, due 05/15/11	91,330
105,000	C	Allergan, Inc., 5.750%, due 04/01/16	106,378
20,000	L	Teva Pharmaceutical Finance, LLC, 5.550%, due 02/01/16	19,591
35,000	C	Wyeth, 5.500%, due 03/15/13	35,272

			252,571

		Pipelines: 0.1%
35,000	C	Duke Capital, LLC, 5.668%, due 08/15/14	34,959
50,000	C	Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	47,696
100,000	C	Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	91,173

			173,828

		Real Estate: 0.0%
25,000	C	EOP Operating LP, 7.250%, due 06/15/28	27,475

			27,475

		Real Estate Investment Trusts: 0.1%
85,000	C	Prologis, 5.625%, due 11/15/15	84,727

			84,727

		Savings & Loans: 0.4%
230,000		Washington Mutual, Inc, 5.950%, due 05/20/13	234,093
180,000		Washington Mutual, Inc., 5.625%, due 01/15/07	180,013

			414,106

		Sovereign: 0.2%
245,000	C	Fannie Mae, 6.070%, due 05/12/16	246,687

			246,687

		Telecommunications: 0.4%
35,000	C	AT&T Corp., 8.000%, due 11/15/31	43,555
25,000	C	AT&T Wireless Services, Inc., 8.750%, due 03/01/31	32,583
30,000	C,L	BellSouth Corp., 6.550%, due 06/15/34	30,853
105,000	C	Cisco Systems, Inc., 5.500%, due 02/22/16	105,254
65,000	C,L	Sprint Capital Corp., 8.750%, due 03/15/32	78,456
70,000	@@,C	Telecom Italia Capital SA, 5.250%, due 11/15/13	66,839
60,000	@@,C	Telecom Italia Capital SA, 6.375%, due 11/15/33	56,866

			414,406

		Transportation: 0.1%
25,000		Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	28,354
65,000		Norfolk Southern Corp., 5.257%, due 09/17/14	64,513

			92,867

		Total Corporate Bonds/Notes (Cost $6,098,586)	6,104,976

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.5%
		Federal Home Loan Bank: 0.4%
275,000		5.000%, due 10/02/09	275,293
180,000		5.625%, due 06/13/16	185,591

			460,884

See Accompanying Notes to Financial Statements

179

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

		Federal Home Loan Mortgage Corporation: 2.4%
$176,389		4.500%, due 05/01/34	$165,531
267,607		4.500%, due 12/01/34	251,135
155,000	L	4.625%, due 02/21/08	154,086
516,083		5.500%, due 04/01/18	516,898
152,251		5.500%, due 01/01/19	152,491
262,604		5.500%, due 05/01/20	262,473
365,000	C	5.600%, due 10/17/13	365,532
180,000		5.750%, due 06/27/16	187,683
47,733		6.000%, due 12/01/17	48,450
115,176		6.000%, due 03/01/29	116,529
475,000	C	6.000%, due 10/15/31	482,038
22,080		6.500%, due 06/01/29	22,646
121,119		7.000%, due 07/01/32	124,699

			2,850,191

		Federal National Mortgage Association: 7.3%
1,005,000	L	3.875%, due 07/15/08	987,597
345,000	L	4.250%, due 08/15/10	337,656
535,000	L	4.375%, due 03/15/13	518,567
501,047		4.738%, due 03/01/35	512,326
360,772		4.880%, due 05/01/35	371,785
503,626		4.921%, due 02/01/35	511,183
330,000	C	5.200%, due 11/08/10	328,808
472,025		5.500%, due 11/01/17	473,299
217,834		5.500%, due 12/01/17	218,422
943,456		5.500%, due 05/01/18	945,553
417,000		5.500%, due 03/01/20	418,126
55,326		6.000%, due 08/01/17	56,156
37,477		6.000%, due 04/01/18	38,057
576,632		6.000%, due 06/01/23	584,046
70,841		6.000%, due 03/01/29	71,670
229,899		6.000%, due 12/01/29	232,590
597,536		6.000%, due 12/01/36	604,217
300,000		6.250%, due 02/01/11	312,922
189,743		6.500%, due 06/01/17	194,410
238,793		6.500%, due 12/01/28	245,176
23,990		6.500%, due 05/01/30	24,631
167,955		6.500%, due 07/01/31	171,997
345,000	L	6.625%, due 11/15/30	413,022

			8,572,216

		Government National Mortgage Association: 0.4%
23,136		5.125%, due 12/20/29	23,171
247,055		6.000%, due 07/15/29	251,192
115,234		6.000%, due 01/20/34	116,485

			390,848

		Total U.S. Government Agency Obligations (Cost $12,331,631)	12,274,139

U.S. TREASURY OBLIGATIONS: 5.9%
		U.S. Treasury Bonds: 2.5%
1,090,000		3.500%, due 05/31/07	1,083,656
15,000	L	3.875%, due 02/15/13	14,361
535,000	L	4.500%, due 02/15/16	526,641
80,000	L	4.500%, due 02/15/36	76,100
620,000	L	6.250%, due 08/15/23	713,824
420,000	L	8.125%, due 08/15/21	560,667

			2,975,249

		Treasury Inflation Protected Securities: 1.3%
605,000	L	2.000%, due 07/15/14	628,852
865,000		2.000%, due 01/15/16	849,455

			1,478,307

		U.S. Treasury Notes: 2.1%
65,000		4.625%, due 10/31/11	64,784
255,000		4.875%, due 08/31/08	255,060
1,985,000	L	4.875%, due 10/31/08	1,986,552
135,000	L	5.125%, due 06/30/11	137,320

			2,443,716

		Total U.S. Treasury Obligations (Cost $6,940,701)	6,897,272

ASSET-BACKED SECURITIES: 1.4%
		Automobile Asset-Backed Securities: 0.4%
500,000	C	WFS Financial Owner Trust, 4.840%, due 11/19/12	494,591

			494,591

		Home Equity Asset-Backed Securities: 0.2%
300,000	+,C	GSAMP Trust, 5.658%, (step rate 6.158%) due 09/25/36	300,778

			300,778

		Other Asset-Backed Securities: 0.8%
18,020	#,C	Countrywide Asset-Backed Certificates, 5.690%, due 06/25/33	18,109
500,000	+,C	Lehman XS Trust, 6.000%, (step rate 6.500%) due 12/25/35	498,390
200,000	C	Massachusetts RRB Special Purpose Trust, 7.030%, due 03/15/12	208,013
170,000	+,C	Structured Asset Securities Corp., 6.080%, (step rate 6.580%) due 11/25/32	168,868

			893,380

		Total Asset-Backed Securities (Cost $1,699,440)	1,688,749

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
200,000	C	Banc of America Commercial Mortgage, Inc., 6.349%, due 06/11/35	209,501
241,870	C	Credit Suisse First Boston Mortgage Securities Corp., 6.000%, due 10/25/35	241,891
54,518	C	Credit Suisse First Boston Mortgage Securities Corp., 7.000%, due 11/25/33	54,804
12,509	C	DLJ Commercial Mortgage Corp., 6.080%, due 03/10/32	12,510
105,714	C	First Horizon Asset Securities, Inc., 5.312%, due 09/25/34	105,791
40,566	C	First Union Commercial Mortgage Securities, Inc., 6.650%, due 11/18/29	40,747
500,000	#	GS Mortgage Securities Corp. II, 5.396%, due 03/21/46	497,255
400,000	#	GS Mortgage Securities Corp. II, 5.689%, due 06/23/46	404,392
64,893	C	GS Mortgage Securities Corp. II, 6.312%, due 04/13/31	65,031
500,000	C	GS Mortgage Securities Corp. II, 6.940%, due 07/13/30	501,181
192,852	C	GSR Mortgage Loan Trust, 6.500%, due 04/25/20	197,769
350,000	C	IndyMac Index Mortgage Loan Trust, 5.599%, due 12/25/35	351,053

See Accompanying Notes to Financial Statements

180

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount			Value

$400,000	C	JPMorgan Alternative Loan Trust, 6.300%, due 09/25/36	$409,779
223,662		JPMorgan Commercial Mortgage Finance Corp., 7.400%, due 07/15/31	231,761
170,002	#,C	Mach One Trust Commercial Mortgage-Backed, 3.890%, due 05/28/40	168,649
458,696	C	MLCC Mortgage Investors, Inc., 5.800%, due 05/25/36	456,984
188,701	C	Morgan Stanley Dean Witter Capital I, 7.570%, due 11/15/36	198,568
91,796	C	Morgan Stanley Mortgage Loan Trust, 6.432%, due 09/25/34	93,086
500,000	@@,+, #,C	Mound Financing PLC, 5.835%, (step rate 6.280%) due 02/08/42	500,000
100,000	@@,#, C	Paragon Mortgages PLC, 6.124%, due 05/15/43	100,194
310,340	C	PNC Mortgage Acceptance Corp., 7.610%, due 02/15/10	326,056
375,000	C	Residential Asset Securitization Trust, 6.000%, due 05/25/36	371,820
543,000	C	Structured Adjustable Rate Mortgage Loan Trust, 5.582%, due 06/25/36	537,407
309,800	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.027%, due 11/25/42	310,609
658,734	C	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 08/25/36	655,671

		Total Collateralized Mortgage Obligations (Cost $7,102,817)	7,042,509

		Total Long-Term Investments (Cost $100,985,140)	114,654,923

SHORT-TERM INVESTMENTS: 21.9%
		U.S. Government Agency Obligations: 1.7%
1,980,000		Federal Home Loan Bank, 4.600%, due 01/02/07	1,979,494

		Total U.S. Government Agency Obligations (Cost $1,979,494)	1,979,494

Principal
Amount		Value

	Securities Lending CollateralCC: 20.2%
23,680,867	The Bank of New York Institutional Cash Reserves Fund	23,680,867

	Total Securities Lending Collateral (Cost $23,680,867)	23,680,867

	Total Short-Term Investments (Cost $25,660,361)	25,660,361

Total Investments in Securities (Cost $126,645,501)*	119.7%	$140,315,284
Other Assets and Liabilities-Net	(19.7)	(23,056,298)

Net Assets	100.0%	$117,258,986

@	Non-income producing security
@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $126,877,670.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,387,295
Gross Unrealized Depreciation	(949,681)

Net Unrealized Appreciation	$13,437,614

See Accompanying Notes to Financial Statements

181

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 99.3%
		Apparel: 1.5%
37,703	@	Coach, Inc.	$1,619,721

			1,619,721

		Beverages: 1.5%
33,672		Coca-Cola Co.	1,624,674

			1,624,674

		Biotechnology: 1.4%
17,787	@,L	Genentech, Inc.	1,443,059

			1,443,059

		Building Materials: 1.5%
48,009	@,@@,L	Cemex SA de CV ADR	1,626,545

			1,626,545

		Chemicals: 5.5%
110,268		Monsanto Co.	5,792,378

			5,792,378

		Commercial Services: 10.1%
29,560		Corporate Executive Board Co.	2,592,412
39,352	@	Iron Mountain, Inc.	1,626,812
35,856	@	Monster Worldwide, Inc.	1,672,324
45,407		Moody’s Corp.	3,135,807
75,526		Western Union Co.	1,693,293

			10,720,648

		Computers: 1.8%
22,067	@	Apple Computer, Inc.	1,872,164

			1,872,164

		Diversified Financial Services: 5.0%
62,798		American Express Co.	3,809,955
2,892		Chicago Mercantile Exchange Holdings, Inc.	1,474,197

			5,284,152

		Entertainment: 1.6%
37,806	L	International Game Technology	1,746,637

			1,746,637

		Environmental Control: 1.5%
41,937		Waste Management, Inc.	1,542,023

			1,542,023

		Food: 1.6%
18,634	@@	Nestle SA ADR	1,652,437

			1,652,437

		Healthcare — Products: 1.4%
35,964		Dade Behring Holdings, Inc.	1,431,727

			1,431,727

		Healthcare — Services: 1.6%
32,140		UnitedHealth Group, Inc.	1,726,882

			1,726,882

		Insurance: 3.2%
922	@	Berkshire Hathaway, Inc.	3,380,052

			3,380,052

		Internet: 17.8%
87,231	@,L	Amazon.com, Inc.	3,442,135
180,916	@,L	eBay, Inc.	5,440,144
13,818	@	Google, Inc.	6,362,913
141,635	@,L	Yahoo!, Inc.	3,617,356

			18,862,548

		Lodging: 4.9%
74,937	L	Marriott International, Inc.	3,575,994
17,510	@,L	Wynn Resorts Ltd.	1,643,314

			5,219,308

		Media: 5.1%
131,557	@@,L	Grupo Televisa SA	3,553,355
27,751		McGraw-Hill Cos., Inc.	1,887,623

			5,440,978

		Oil & Gas: 3.6%
80,809	@,L	Ultra Petroleum Corp.	3,858,630

			3,858,630

		Real Estate: 5.5%
121,533	@@,L	Brookfield Asset Management, Inc.	5,855,460

			5,855,460

		Retail: 13.2%
29,790		Abercrombie & Fitch Co.	2,074,278
61,647		Costco Wholesale Corp.	3,259,277
42,793	L	Home Depot, Inc.	1,718,567
37,367		McDonald’s Corp.	1,656,479
31,734	@,L	Sears Holding Corp.	5,329,091

			14,037,692

		Semiconductors: 1.1%
62,211	@,@@,L	Marvell Technology Group Ltd.	1,193,829

			1,193,829

		Software: 1.3%
27,220	@,L	Electronic Arts, Inc.	1,370,799

			1,370,799

		Telecommunications: 4.5%
76,519	@@	America Movil SA de CV	3,460,189
41,827	@,L	Crown Castle International Corp.	1,351,012

			4,811,201

		Transportation: 3.1%
38,013	L	CH Robinson Worldwide, Inc.	1,554,352
43,304		Expeditors International Washington, Inc.	1,753,812

			3,308,164

		Total Common Stock (Cost $86,103,404)	105,421,708

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 24.4%
	U.S. Government Agency Obligations: 0.6%
$623,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$622,841

	Total U.S. Government Agency Obligations (Cost $622,841)	622,841

See Accompanying Notes to Financial Statements

182

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 23.8%
$25,320,281	The Bank of New York Institutional Cash Reserves Fund	$25,320,281

	Total Securities Lending Collateral (Cost $25,320,281)	25,320,281

	Total Short-Term Investments (Cost $25,943,122)	25,943,122

Total Investments in Securities (Cost $112,046,526)*	123.7%	$131,364,830
Other Assets and Liabilities-Net	(23.7)	(25,198,893)

Net Assets	100.0%	$106,165,937

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $112,255,306.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,967,786
Gross Unrealized Depreciation	(2,858,262)

Net Unrealized Appreciation	$19,109,524

See Accompanying Notes to Financial Statements

183

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 93.7%
		Canada: 1.2%
276,193	L	Torstar Corp.	$4,644,467

			4,644,467

		Finland: 3.9%
272,563		Kone OYJ	15,413,371

			15,413,371

		France: 7.9%
63,097	L	Groupe Danone	9,541,720
42,434		Pernod-Ricard SA	9,728,314
130,732		Sanofi-Aventis	12,053,579

			31,323,613

		Japan: 2.3%
344,000		Kao Corp.	9,257,368

			9,257,368

		Netherlands: 6.4%
524,576		Reed Elsevier NV	8,931,859
574,013		Wolters Kluwer NV	16,467,182

			25,399,041

		Spain: 3.5%
261,212		Altadis SA	13,646,581

			13,646,581

		Sweden: 3.8%
800,387		Swedish Match AB	14,945,066

			14,945,066

		Switzerland: 5.6%
35,941		Nestle SA	12,748,530
165,101		Novartis AG	9,484,434

			22,232,964

		United Kingdom: 33.7%
1,009,477		British American Tobacco PLC	28,266,647
2,135,287		Cadbury Schweppes PLC	22,806,077
574,895		Diageo PLC	11,295,343
567,145		GCAP Media PLC	2,261,224
332,911		GlaxoSmithKline PLC	8,762,486
411,600		Imperial Tobacco Group PLC	16,199,907
383,954		Reckitt Benckiser PLC	17,514,869
925,210		SMG PLC	1,195,619
418,915		Unilever PLC	11,651,187
957,629		WPP Group PLC	12,923,445

			132,876,804

		United States: 25.4%
210,438		Altria Group, Inc.	18,059,789
88,563	L	Brown-Forman Corp.	5,866,413
120,936	L	Fortune Brands, Inc.	10,326,725
148,685		Harley-Davidson, Inc.	10,477,832
208,167	L	Kellogg Co.	10,420,840
147,405	L	Kimberly-Clark Corp.	10,016,170
313,067	L	New York Times Co.	7,626,312
616,121		Pfizer, Inc.	15,957,534
219,365		Scotts Miracle-Gro Co.	11,330,202

			100,081,817

		Total Common Stock (Cost $286,218,068)	369,821,092

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 12.7%
	U.S. Government Agency Obligations: 6.0%
$23,603,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$23,596,968

	Total U.S. Government Agency Obligations (Cost $23,596,968)	23,596,968

	Securities Lending CollateralCC: 6.7%
26,334,774	The Bank of New York Institutional Cash Reserves Fund	26,334,774

	Total Securities Lending Collateral (Cost $26,334,774)	26,334,774

	Total Short-Term Investments (Cost $49,931,742)	49,931,742

Total Investments in Securities (Cost $336,149,810)*	106.4%	$419,752,834
Other Assets and Liabilities-Net	(6.4)	(25,300,207)

Net Assets	100.0%	$394,452,627

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $336,236,800.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$88,871,490
Gross Unrealized Depreciation	(5,355,456)

Net Unrealized Appreciation	$83,516,034

Percentage of
Industry	Net Assets

Advertising	3.3%
Agriculture	23.1
Beverages	6.8
Cosmetics/ Personal Care	2.3
Food	17.0
Household Products/ Wares	12.5
Leisure Time	2.7
Machinery — Diversified	3.9
Media	10.4
Pharmaceuticals	11.7
Short-Term Investments	12.7
Other Assets and Liabilities — Net	(6.4)

Net Assets	100.0%

At December 31, 2006 the following forward currency contracts were outstanding for the ING Van Kampen Global Franchise Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

USD
British Pound Sterling GBP 28,325,000	Sell	1/24/07	53,409,337	$55,469,390	$(2,060,053)

$(2,060,053)

See Accompanying Notes to Financial Statements

184

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 93.4%
		Aerospace/ Defense: 2.0%
130,060		Northrop Grumman Corp.	$8,805,062
249,440		Raytheon Co.	13,170,432

			21,975,494

		Agriculture: 1.6%
198,410		Altria Group, Inc.	17,027,546

			17,027,546

		Auto Manufacturers: 0.9%
251,830	@@	Honda Motor Co., Ltd. ADR	9,957,358

			9,957,358

		Banks: 4.1%
266,191		Bank of America Corp.	14,211,937
235,100		Fifth Third Bancorp.	9,622,643
146,970	L	PNC Financial Services Group, Inc.	10,881,659
135,340		State Street Corp.	9,127,330

			43,843,569

		Beverages: 2.2%
383,420		Coca-Cola Co.	18,500,015
69,350	@@,L	Diageo PLC ADR	5,500,149

			24,000,164

		Chemicals: 3.9%
554,840	@@	Bayer AG ADR	29,606,262
267,970		EI DuPont de Nemours & Co.	13,052,819

			42,659,081

		Commercial Services: 0.1%
44,690		H&R Block, Inc.	1,029,658

			1,029,658

		Computers: 0.4%
96,463		Hewlett-Packard Co.	3,973,311

			3,973,311

		Cosmetics/ Personal Care: 0.7%
111,550		Procter & Gamble Co.	7,169,319

			7,169,319

		Diversified Financial Services: 12.8%
844,550		Charles Schwab Corp.	16,333,597
623,170		Citigroup, Inc.	34,710,569
366,150		Freddie Mac	24,861,585
11,680		Goldman Sachs Group, Inc.	2,328,408
770,109		JPMorgan Chase & Co.	37,196,265
241,260		Merrill Lynch & Co., Inc.	22,461,306

			137,891,730

		Electric: 4.0%
269,610		American Electric Power Co., Inc.	11,479,994
204,030	L	Entergy Corp.	18,836,050
210,940		FirstEnergy Corp.	12,719,682

			43,035,726

		Electronics: 0.5%
149,930	L	Applera Corp. - Applied Biosystems Group	5,500,932

			5,500,932

		Food: 3.6%
287,470	@@	Cadbury Schweppes PLC ADR	12,341,087
190,720		ConAgra Foods, Inc.	5,149,440
72,990		Safeway, Inc.	2,522,534
91,890		Supervalu, Inc.	3,285,068
573,690	@@	Unilever NV ADR	15,633,053

			38,931,182

		Healthcare — Products: 0.6%
380,290	@	Boston Scientific Corp.	6,533,382

			6,533,382

		Household Products/ Wares: 0.4%
60,480		Kimberly-Clark Corp.	4,109,616

			4,109,616

		Insurance: 8.8%
264,660	@@	Aegon NV ADR	5,015,307
302,130		Chubb Corp.	15,985,698
65,280		Cigna Corp.	8,588,890
118,740		Hartford Financial Services Group, Inc.	11,079,629
786,690	L	Marsh & McLennan Cos., Inc.	24,119,915
371,883		St. Paul Travelers Cos., Inc.	19,966,398
134,870	@@,L	XL Capital Ltd.	9,713,337

			94,469,174

		Internet: 3.5%
167,660	@,L	Amazon.com, Inc.	6,615,864
1,096,940	@,L	Symantec Corp.	22,871,199
309,450	@,L	Yahoo!, Inc.	7,903,353

			37,390,416

		Media: 5.9%
211,909		Clear Channel Communications, Inc.	7,531,246
182,890	@,L	Comcast Corp.	7,741,734
1,402,560	L	Time Warner, Inc.	30,547,755
446,025	@,L	Viacom, Inc.	18,300,406

			64,121,141

		Mining: 1.1%
254,220	L	Newmont Mining Corp.	11,478,033

			11,478,033

		Miscellaneous Manufacturing: 4.7%
784,140		General Electric Co.	29,177,849
64,680	@@	Ingersoll-Rand Co.	2,530,928
194,970	@@,L	Siemens AG ADR	19,214,294

			50,923,071

		Oil & Gas: 4.3%
15,350	@@,L	BP PLC ADR	1,029,985
241,490		ConocoPhillips	17,375,206
140,910		ExxonMobil Corp.	10,797,933
250,750	@@	Royal Dutch Shell PLC ADR	17,750,593

			46,953,717

		Oil & Gas Services: 1.1%
183,000	L	Schlumberger Ltd.	11,558,280

			11,558,280

		Pharmaceuticals: 14.6%
474,680		Abbott Laboratories	23,121,663
736,040		Bristol-Myers Squibb Co.	19,372,573
450,850		Eli Lilly & Co.	23,489,285
134,830	@@	GlaxoSmithKline PLC ADR	7,113,631
529,700		Pfizer, Inc.	13,719,230
231,860	@@	Roche Holding AG ADR	20,750,960
157,760	@@	Sanofi-Aventis ADR	7,283,779
1,129,010		Schering-Plough Corp.	26,689,796
320,700		Wyeth	16,330,044

			157,870,961

See Accompanying Notes to Financial Statements

185

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

		Pipelines: 0.5%
191,610		Williams Cos., Inc.	$5,004,853

			5,004,853

		Retail: 3.1%
73,440	@	Kohl’s Corp.	5,025,499
135,210		McDonald’s Corp.	5,993,859
123,370	@	Office Depot, Inc.	4,709,033
377,250		Wal-Mart Stores, Inc.	17,421,405

			33,149,796

		Semiconductors: 2.1%
747,186		Intel Corp.	15,130,517
560,040	@,L	Micron Technology, Inc.	7,818,158

			22,948,675

		Telecommunications: 5.9%
106,706		Embarq Corp.	5,608,467
309,390	@@	France Telecom SA ADR	8,570,103
256,450		Motorola, Inc.	5,272,612
1,015,036		Sprint Nextel Corp.	19,174,030
664,284		Verizon Communications, Inc.	24,737,936

			63,363,148

		Total Common Stock (Cost $810,223,942)	1,006,869,333

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 21.2%
	U.S. Government Agency Obligations: 6.6%
$71,200,000	Fannie Mae, 4.800%, due 01/02/07	$71,181,013

	Total U.S. Government Agency Obligations (Cost $71,181,013)	71,181,013

	Securities Lending CollateralCC: 14.6%
157,516,923	The Bank of New York Institutional Cash Reserves Fund	157,516,923

	Total Securities Lending Collateral (Cost $157,516,923)	157,516,923

	Total Short-Term Investments (Cost $228,697,936)	228,697,936

Total Investments in Securities (Cost $1,038,921,878)*	114.6%	$1,235,567,269
Other Assets and Liabilities-Net	(14.6)	(157,169,997)

Net Assets	100.0%	$1,078,397,272

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $1,042,697,547.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$199,060,522
Gross Unrealized Depreciation	(6,190,800)

Net Unrealized Appreciation	$192,869,722

See Accompanying Notes to Financial Statements

186

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN REAL ESTATE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 17.7%
		Home Builders: 0.9%
295,057	L	Brookfield Homes Corp.	$11,079,390

			11,079,390

		Lodging: 9.9%
110,891	@,L	Gaylord Entertainment Co.	5,647,679
1,332,402	L	Hilton Hotels Corp.	46,500,830
586,410	@,L	Morgans Hotel Group Co.	9,927,921
1,054,500		Starwood Hotels & Resorts Worldwide, Inc.	65,906,250

			127,982,680

		Real Estate: 6.9%
300,400		Brookfield Properties Co.	11,836,711
1,567,072	L	Brookfield Properties Co. (U.S. Denominated Security)	61,632,942
275,240	L	Forest City Enterprises, Inc.	16,074,016

			89,543,669

		Total Common Stock (Cost $152,424,802)	228,605,739

PREFERRED STOCK: 0.1%
		Regional Malls: 0.1%
7,305		Simon Property Group LP	594,627

		Total Preferred Stock (Cost $391,183)	594,627

REAL ESTATE INVESTMENT TRUSTS: 80.4%
		Apartments: 20.2%
151,260	L	American Campus Communities, Inc.	4,306,372
4,090		Apartment Investment & Management Co.	229,122
761,898	L	Archstone-Smith Trust	44,350,083
412,058		AvalonBay Communities, Inc.	53,588,143
331,994	L	BRE Properties, Inc.	21,586,250
1,438,415	L	Equity Residential	72,999,561
216,806		Essex Property Trust, Inc.	28,022,176
780,398		Post Properties, Inc.	35,664,189

			260,745,896

		Diversified: 4.9%
105,040		CentraCore Properties Trust	3,395,943
511,915		Liberty Property Trust	25,155,503
281,595	L	Vornado Realty Trust	34,213,793

			62,765,239

		Health Care: 0.0%
4,870	L	Health Care Property Investors, Inc.	179,313

			179,313

		Hotels: 8.2%
371,171		Hersha Hospitality Trust	4,209,079
2,752,691		Host Hotels & Resorts, Inc.	67,578,562
1,011,698	@@,X	Legacy Hotels Real Estate Investment Trust	8,225,105
1,180,576		Strategic Hotel Capital, Inc.	25,724,751

			105,737,497

		Manufactured Homes: 1.3%
301,431		Equity Lifestyle Properties, Inc.	16,406,889

			16,406,889

		Office Property: 16.2%
653,830		Boston Properties, Inc.	73,150,500
758,998		Brandywine Realty Trust	25,236,684
1,124,176	L	Equity Office Properties Trust	54,151,558
219,598	L	Highwoods Properties, Inc.	8,950,814
37,650		Kilroy Realty Corp.	2,936,700
664,768		Mack-Cali Realty Corp.	33,903,168
26,132	L	Parkway Properties, Inc.	1,332,993
53,320		Reckson Associates Realty Corp.	2,431,392
254,200	L	Republic Property Trust	2,933,468
35,355		SL Green Realty Corp.	4,694,437

			209,721,714

		Regional Malls: 15.4%
684,356	L	General Growth Properties, Inc.	35,743,914
505,965		Macerich Co.	43,801,390
1,136,564	L	Simon Property Group, Inc.	115,122,568
90,383		Taubman Centers, Inc.	4,596,879

			199,264,751

		Shopping Centers: 6.2%
163,320		Acadia Realty Trust	4,086,266
166,870	L	Cedar Shopping Centers, Inc.	2,654,902
347,584		Federal Realty Investment Trust	29,544,640
2,070		Kimco Realty Corp.	93,047
29,300		Ramco-Gershenson Properties	1,117,502
545,335	L	Regency Centers Corp.	42,628,837

			80,125,194

		Storage: 4.7%
628,917		Public Storage, Inc.	61,319,408

			61,319,408

		Warehouse/ Industrial: 3.3%
398,320		AMB Property Corp.	23,345,535
311,289		Prologis	18,917,033

			42,262,568

		Total Real Estate Investment Trusts (Cost $676,291,201)	1,038,528,469

		Total Long-Term Investments (Cost $829,107,186)	1,267,728,835

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 14.6%
	U.S. Government Agency Obligations: 1.2%
$14,707,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$14,703,241

	Total U.S. Government Agency Obligations (Cost $14,703,241)	14,703,241

See Accompanying Notes to Financial Statements

187

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN REAL ESTATE PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 13.4%
$173,416,332	The Bank of New York Institutional Cash Reserves Fund	$173,416,332

	Total Securities Lending Collateral (Cost $173,416,332)	173,416,332

	Total Short-Term Investments (Cost $188,119,573)	188,119,573

Total Investments in Securities (Cost $1,017,226,759)*	112.8%	$1,455,848,408
Other Assets and Liabilities-Net	(12.8)	(164,676,123)

Net Assets	100.0%	$1,291,172,285

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $1,016,464,725.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$440,897,172
Gross Unrealized Depreciation	(1,513,489)

Net Unrealized Appreciation	$439,383,683

See Accompanying Notes to Financial Statements

188

PORTFOLIO OF INVESTMENTS
ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 84.5%
		Apparel: 0.3%
40,625	@	Hanesbrands, Inc.	$959,563

			959,563

		Banks: 0.3%
10,000		Bank of New York Co., Inc.	393,700
31,276	L	First Financial Bancorp.	519,494

			913,194

		Beverages: 3.6%
510,000		Coca-Cola Enterprises, Inc.	10,414,200

			10,414,200

		Biotechnology: 2.9%
6,200	@,L	Biogen Idec, Inc.	304,978
84,200	@,L	Millipore Corp.	5,607,720
126,200	@,L	PDL BioPharma, Inc.	2,541,668

			8,454,366

		Chemicals: 0.1%
19,400	@	Hercules, Inc.	374,614

			374,614

		Commercial Services: 2.0%
15,100	@,L	Apollo Group, Inc.	588,447
10,500	@,L	BearingPoint, Inc.	82,635
365,000	@,L	Corinthian Colleges, Inc.	4,974,950
2,100		ServiceMaster Co.	27,531

			5,673,563

		Computers: 1.4%
145,500		Electronic Data Systems Corp.	4,008,525

			4,008,525

		Diversified Financial Services: 0.0%
2,000	L	Janus Capital Group, Inc.	43,180
1,500		Waddell & Reed Financial, Inc.	41,040

			84,220

		Electric: 1.8%
257,100	L	Duquesne Light Holdings, Inc.	5,103,435
3,900		PNM Resources, Inc.	121,290

			5,224,725

		Electrical Components & Equipment: 2.7%
252,900		American Power Conversion Corp.	7,736,211

			7,736,211

		Electronics: 0.5%
95,700		Symbol Technologies, Inc.	1,429,758

			1,429,758

		Environmental Control: 3.8%
300,400		Waste Management, Inc.	11,045,708

			11,045,708

		Food: 19.5%
300,000	L	ConAgra Foods, Inc.	8,100,000
1,142,000		Del Monte Foods Co.	12,596,260
177,400	L	Hershey Co.	8,834,520
265,000	@,@@	Koninklijke Ahold NV ADR	2,803,700
660,000	L	Kroger Co.	15,226,200
180,500		Sara Lee Corp.	3,073,915
58,573	L	Supervalu, Inc.	2,093,985
19,300	L	Tyson Foods, Inc.	317,485
67,200		WM Wrigley Jr. Co.	3,475,584

			56,521,649

		Forest Products & Paper: 3.4%
330,400		MeadWestvaco Corp.	9,931,824

			9,931,824

		Gas: 5.1%
358,900		KeySpan Corp.	14,779,502
1,200	L	NiSource, Inc.	28,920

			14,808,422

		Healthcare — Products: 6.1%
183,000		Biomet, Inc.	7,552,410
126,500	@	St. Jude Medical, Inc.	4,624,840
71,100	@,L	Zimmer Holdings, Inc.	5,572,818

			17,750,068

		Healthcare — Services: 0.0%
600	@,L	Triad Hospitals, Inc.	25,098

			25,098

		Housewares: 0.0%
300	L	Newell Rubbermaid, Inc.	8,685

			8,685

		Insurance: 6.2%
321,600		Marsh & McLennan Cos., Inc.	9,860,256
267,100		Ohio Casualty Corp.	7,962,251
4,300		Safeco Corp.	268,965

			18,091,472

		Internet: 0.2%
1,100	@,L	eBay, Inc.	33,077
1,000	@,L	Expedia, Inc.	20,980
16,000	@,L	InterActiveCorp	594,560
1,100	@,L	Yahoo!, Inc.	28,094

			676,711

		Media: 5.5%
10,100	L	CBS Corp.	314,918
9,500		Clear Channel Communications, Inc.	337,630
10,000	@	Gemstar-TV Guide International, Inc.	40,100
900,000	L	Reader’s Digest Association, Inc.	15,030,000
20,657	@	Spanish Broadcasting Systems, Inc.	84,900

			15,807,548

		Mining: 5.5%
1,000	@@,L	Anglogold Ashanti Ltd. ADR	47,090
472,700	@@,L	Barrick Gold Corp.	14,511,890
3,800	@,@@, L	Harmony Gold Mining Co., Ltd. ADR	59,850
119,000	@,@@, L	Kinross Gold Corp.	1,413,720

			16,032,550

		Miscellaneous Manufacturing: 3.6%
260,000		Pall Corp.	8,983,000
45,600	@@,L	Tyco International Ltd.	1,386,240

			10,369,240

		Oil & Gas Services: 4.2%
1,000	@	FMC Technologies, Inc.	61,630
644,000	@,L	Hanover Compressor Co.	12,165,160

			12,226,790

		Pharmaceuticals: 0.8%
65,600	@,L	Hospira, Inc.	2,202,848

			2,202,848

See Accompanying Notes to Financial Statements

189

PORTFOLIO OF INVESTMENTS
ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Semiconductors: 3.4%
492,100	L	Applied Materials, Inc.	$9,079,245
3,700	@,L	Cabot Microelectronics Corp.	125,578
12,900	L	KLA-Tencor Corp.	641,775

			9,846,598

		Software: 0.0%
3,300	@,L	Take-Two Interactive Software, Inc.	58,608

			58,608

		Telecommunications: 1.6%
2,200	@,L	IDT Corp.	28,776
168,590	@,@@, L	Nortel Networks Corp.	4,506,411

			4,535,187

		Toys/ Games/ Hobbies: 0.0%
1,500		Mattel, Inc.	33,990

			33,990

		Total Common Stock (Cost $219,499,393)	245,245,935

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 38.4%
	U.S. Government Agency Obligations: 14.0%
$40,552,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$40,541,637

	Total U.S. Government Agency Obligations (Cost $40,541,637)	40,541,637

	Securities Lending CollateralCC: 24.4%
70,828,285	The Bank of New York Institutional Cash Reserves Fund	70,828,285

	Total Securities Lending Collateral (Cost $70,828,285)	70,828,285

	Total Short-Term Investments (Cost $111,369,922)	111,369,922

Total Investments in Securities (Cost $330,869,315)*	122.9%	$356,615,857
Other Assets and Liabilities-Net	(22.9)	(66,468,773)

Net Assets	100.0%	$290,147,084

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $330,878,832.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,915,488
Gross Unrealized Depreciation	(1,178,463)

Net Unrealized Appreciation	$25,737,025

See Accompanying Notes to Financial Statements

190

PORTFOLIO OF INVESTMENTS
ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

COMMON STOCK: 81.5%
		Advertising: 2.0%
106,000		Advo, Inc.	$3,455,600

			3,455,600

		Agriculture: 2.5%
110,000		Delta & Pine Land Co.	4,449,500

			4,449,500

		Banks: 0.1%
9,700		First Financial Bancorp.	161,117

			161,117

		Beverages: 1.8%
155,000		Coca-Cola Enterprises, Inc.	3,165,100
16,600	@	Vermont Pure Holdings Ltd.	25,232

			3,190,332

		Biotechnology: 10.7%
425,600	@,L	Diversa Corp.	4,630,529
59,900	@,L	Millipore Corp.	3,989,340
266,000	@,L	Nektar Therapeutics	4,045,860
151,400	@,L	PDL BioPharma, Inc.	3,049,196
1,380,900	@,L	XOMA Ltd.	3,037,980

			18,752,905

		Building Materials: 0.1%
9,300		Comfort Systems USA, Inc.	117,552

			117,552

		Chemicals: 1.7%
149,500	@	Hercules, Inc.	2,886,845

			2,886,845

		Commercial Services: 6.9%
125,100		Clark, Inc.	2,080,413
283,200	@,L	Corinthian Colleges, Inc.	3,860,016
888,000	@	Hooper Holmes, Inc.	2,939,280
215,000	@	Valassis Communications, Inc.	3,117,500

			11,997,209

		Computers: 4.0%
362,400	@	Ciber, Inc.	2,457,072
557,300	@	InFocus Corp.	1,487,991
222,869	@,L	Mercury Computer Systems, Inc.	2,977,530

			6,922,593

		Electric: 0.9%
200		Idacorp, Inc.	7,730
49,800		PNM Resources, Inc.	1,548,780

			1,556,510

		Electronics: 0.4%
29,200	@	Molecular Devices Corp.	615,244
100	@	Planar Systems, Inc.	967

			616,211

		Energy — Alternate Sources: 1.1%
295,500	@,L	FuelCell Energy, Inc.	1,908,930

			1,908,930

		Entertainment: 3.0%
407,000	@,L	Lakes Entertainment, Inc.	4,391,530
88,400	@,L	Progressive Gaming International	801,788

			5,193,318

		Environmental Control: 5.9%
360,100	@	Casella Waste Systems, Inc.	4,404,023
121,286	@,L	Clean Harbors, Inc.	5,871,455

			10,275,478

		Food: 5.5%
432,400		Del Monte Foods Co.	4,769,372
149,900	L	Tootsie Roll Industries, Inc.	4,901,730

			9,671,102

		Forest Products & Paper: 0.8%
115,400	@,L	Buckeye Technologies, Inc.	1,382,492

			1,382,492

		Gas: 1.1%
46,900		KeySpan Corp.	1,931,342

			1,931,342

		Healthcare — Products: 3.4%
164,700	@	Adeza Biomedical Corp.	2,455,677
96,600	@	Orthologic Corp.	138,138
68,800		Vital Signs, Inc.	3,434,496

			6,028,311

		Insurance: 0.5%
104,400		Crawford & Co.	625,356
7,700		Ohio Casualty Corp.	229,537

			854,893

		Lodging: 2.2%
120,000		Ameristar Casinos, Inc.	3,688,800
9,200	@	MTR Gaming Group, Inc.	112,424

			3,801,224

		Machinery — Diversified: 3.0%
123,300	@,L	Intermec, Inc.	2,992,491
49,300		Robbins & Myers, Inc.	2,263,856
200		Tennant Co.	5,800

			5,262,147

		Media: 4.9%
172,700	@,L	Playboy Enterprises, Inc.	1,979,142
384,000	L	Reader’s Digest Association, Inc.	6,412,800
22,600	@	Regent Communications, Inc.	63,958
35,514	@,L	WPT Enterprises, Inc.	137,084

			8,592,984

		Metal Fabricate/ Hardware: 0.0%
700		Valmont Industries, Inc.	38,843

			38,843

		Mining: 2.7%
295,000	@,L	Apex Silver Mines Ltd.	4,687,550
100	@@	Gold Fields Ltd. ADR	1,888
100	@@	GoldCorp, Inc.	2,844

			4,692,282

		Miscellaneous Manufacturing: 3.0%
10,500	@	Lydall, Inc.	113,505
148,600		Pall Corp.	5,134,130

			5,247,635

		Oil & Gas Services: 1.6%
149,100	@,L	Hanover Compressor Co.	2,816,499

			2,816,499

See Accompanying Notes to Financial Statements

191

PORTFOLIO OF INVESTMENTS
ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value

		Pharmaceuticals: 0.0%
1,400	@,L	Trimeris, Inc.	$17,794

			17,794

		Retail: 0.1%
28,400	@	Buca, Inc.	136,604
9,100	@	Rubio’s Restaurants, Inc.	89,635

			226,239

		Semiconductors: 4.4%
50,200	@	Actel Corp.	911,632
226,000	@	Advanced Analogic Technologies, Inc.	1,218,140
204,400	@,L	Entegris, Inc.	2,211,608
52,800	@	Exar Corp.	686,400
216,809	@,L	Ultratech, Inc.	2,705,776

			7,733,556

		Software: 2.7%
1,902,700	@	Concurrent Computer Corp.	3,443,887
171,700	@,L	Midway Games, Inc.	1,198,466
4,700	@,L	Take-Two Interactive Software, Inc.	83,472

			4,725,825

		Telecommunications: 3.8%
60,300	L	Adtran, Inc.	1,368,810
466,500	@	C-COR, Inc.	5,196,810

			6,565,620

		Toys/ Games/ Hobbies: 0.7%
132,100	@,L	Leapfrog Enterprises, Inc.	1,252,308

			1,252,308

		Total Common Stock (Cost $132,995,518)	142,325,196

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 38.5%
	U.S. Government Agency Obligations: 18.8%
$32,921,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$32,912,587

	Total U.S. Government Agency Obligations (Cost $32,912,587)	32,912,587

	Securities Lending CollateralCC: 19.7%
34,319,531	The Bank of New York Institutional Cash Reserves Fund	34,319,531

	Total Securities Lending Collateral (Cost $34,319,531)	34,319,531

	Total Short-Term Investments (Cost $67,232,118)	67,232,118

Total Investments in Securities (Cost $200,227,636)*	120.0%	$209,557,314
Other Assets and Liabilities-Net	(20.0)	(34,860,126)

Net Assets	100.0%	$174,697,188

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2006.
*	Cost for federal income tax purposes is $200,250,998.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,282,989
Gross Unrealized Depreciation	(7,976,673)

Net Unrealized Appreciation	$9,306,316

See Accompanying Notes to Financial Statements

192

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount

ING AllianceBernstein Mid Cap Growth Portfolio
All Classes(1)	STCG	$0.9208
All Classes(1)	LTCG	$1.4463
ING BlackRock Large Cap Growth Portfolio
All Classes	STCG	$0.2794
All Classes	LTCG	$0.5395
ING BlackRock Large Cap Value Portfolio
Class ADV	NII	$0.1032
Class I	NII	$0.1032
Class S	NII	$0.0733
Class S2	NII	$0.0671
All Classes	STCG	$0.2271
All Classes	LTCG	$0.1011
ING Capital Guardian Small/ Mid Cap Portfolio
Class I	NII	$0.0859
Class S	NII	$0.0522
Class S2	NII	$0.0427
ING Capital Guardian U.S. Equities Portfolio
Class I	NII	$0.0902
Class S	NII	$0.0564
Class S2	NII	$0.0428
All Classes(1)	STCG	$0.0167
All Classes(1)	LTCG	$0.8528
ING FMRSM Diversified MidCap Portfolio
All Classes	STCG	$0.5434
All Classes	LTCG	$0.8276
ING FMRSM Large Cap Growth Portfolio
Class ADV	NII	$0.0002
Class I	NII	$0.0002
Class S	NII	$—
All Classes(2)	STCG	$0.0075
ING Lord Abbett Affiliated Portfolio
Class ADV	NII	$0.1554
Class I	NII	$0.1554
Class S	NII	$0.1108
Class S2	NII	$0.1141
All Classes	STCG	$0.2846
All Classes	LTCG	$0.8655
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.4030
Class I	NII	$0.3931
Class S	NII	$0.3149
Class S2	NII	$0.3025
All Classes	STCG	$0.0373
All Classes	LTCG	$1.6395
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.1968
Class I	NII	$0.2329
Class S	NII	$0.1987
Class S2	NII	$0.1962
All Classes	STCG	$0.0836
All Classes	LTCG	$0.5344
ING Templeton Global Growth Portfolio
Class I	NII	$0.1740
Class S	NII	$0.1400
Class S2	NII	$0.1291
All Classes(1)	LTCG	$1.7095
ING UBS U.S. Allocation Portfolio
Class ADV	NII	$0.1652
Class I	NII	$0.1652
Class S	NII	$0.1410
Class S2	NII	$0.1339
ING Van Kampen Equity Growth Portfolio
All Classes(1)	STCG	$0.1285
All Classes(1)	LTCG	$0.2678
ING Van Kampen Global Franchise Portfolio
Class I	NII	$0.2908
Class S	NII	$0.2642
Class S2	NII	$0.2485
All Classes(1)	STCG	$0.0170
All Classes(1)	LTCG	$0.5434
ING Van Kampen Growth and Income Portfolio
Class ADV	NII	$0.3812
Class I	NII	$0.3956
Class S	NII	$0.3319
Class S2	NII	$0.3026
All Classes	STCG	$0.1429
All Classes	LTCG	$2.3240
ING Van Kampen Real Estate Portfolio
Class ADV	NII	$0.5226
Class I	NII	$0.5226
Class S	NII	$0.4365
Class S2	NII	$0.4267
All Classes	STCG	$0.1989
All Classes	LTCG	$2.5356
ING Wells Fargo Mid Cap Disciplined Portfolio
Class I	NII	$0.1364
Class S	NII	$0.0934
Class S2	NII	$0.0829
ING Wells Fargo Small Cap Disciplined Portfolio
Class ADV	NII	$0.0303
Class I	NII	$0.0491
Class S	NII	$0.0281
Class S2	NII	$0.0286
All Classes	STCG	$0.2149
All Classes	LTCG	$0.0061

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain
(1) Except Class ADV which commenced operations after the distribution occurred.
(2) Except Class S2 which commenced operations after the distribution occurred.

193

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING AllianceBernstein Mid Cap Growth Portfolio	2.02%
ING BlackRock Large Cap Growth Portfolio	49.62%
ING BlackRock Large Cap Value Portfolio	55.58%
ING Capital Guardian Small/ Mid Cap Portfolio	100.00%
ING Capital Guardian U.S. Equities Portfolio	99.98%
ING FMRSM Diversified MidCap Portfolio	3.87%
ING FMRSM Large Cap Growth Portfolio	49.95%
ING Lord Abbett Affiliated Portfolio	42.31%
ING T. Rowe Price Capital Appreciation Portfolio	84.41%
ING T. Rowe Price Equity Income Portfolio	95.72%
ING Templeton Global Growth Portfolio	42.41%
ING UBS U.S. Allocation Portfolio	72.62%
ING Van Kampen Equity Growth Portfolio	37.46%
ING Van Kampen Global Franchise Portfolio	21.15%
ING Van Kampen Growth and Income Portfolio	78.18%
ING Van Kampen Real Estate Portfolio	1.06%
ING Wells Fargo Mid Cap Disciplined Portfolio	100.00%
ING Wells Fargo Small Cap Disciplined Portfolio	13.11%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year December 31, 2006:

	Foreign Taxes	Per Share
	Paid	Amount

ING Templeton Global Growth Portfolio	$498,587	$0.0148

Listed below are the gross income earned and foreign taxes paid by country for the Portfolio shown above. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

ING Templeton Global Growth Portfolio

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$1,129	$—
Bermuda	308,350	—
Canada	507,262	27,439
Cayman Islands	68,600	—
Finland	337,494	50,624
France	426,593	63,357
Germany	652,177	81,639
Hong Kong	126,810	—
Italy	389,014	58,352
Japan	305,605	21,042
Mexico	89,721	—
Netherlands	499,282	64,021
Norway	119,671	17,951
South Africa	46,302	—
South Korea	61,115	10,084
Spain	220,638	33,117
Switzerland	493,151	52,080
Taiwan	94,403	18,881
United Kingdom	2,459,806	—

Subtotal	7,207,123	498,587
United States	2,698,287	—

Total	$9,905,410	$498,587

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

194

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 — Present	Consultant (May 2001 — Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 — April 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	180	Assured Guaranty Ltd. (November 2003 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	180	Stillwater Mining Company (May 2002 — Present); California Healthcare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).

Trustees who is an “Interested Persons”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Principled Equity Market Trust (November 1996 — Present); and Asian American Bank and Trust Company (June 1992 — Present).
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	AmeriGas Propane, Inc. (January 1998 — Present); and UGI Corporation (February 2006 — Present).

Trustees who is an “Interested Persons”:
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 — Present March 2006 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present January 2003 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 — May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 30	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

199

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services, LLC (formerly, Directed Service, Inc.) (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Trust’s existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Portfolios’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser and periodically with the Portfolios’ Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board’s Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Advisers and Sub-Advisers to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Portfolio’s Class S shares were used for purposes of certain comparisons to the Portfolios in its Selected Peer Group. Class S shares were selected, as general matter, so that the Portfolio’s class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board’s direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios’ investment portfolios. The Board noted the resources that the Adviser has committed to the Board and its

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Investment Review Committees to assist the Board and members of the Committees with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Portfolios. These changes have historically included modifications in personnel responsible for managing a Portfolio and/or changing the Sub-Adviser to a Portfolio.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Portfolios or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the ING Funds complex more efficient by reducing the number of funds through combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Portfolios’ Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and each Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to Portfolio shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and the Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Portfolios. For a Portfolio that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Trustees considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Portfolios, the Board considered the underlying rationale provided by the Adviser and/or Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their review of advisory fee rates, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in 12b-1 fees payable by a Portfolio; the merger of certain Portfolios with and into comparable Portfolios; changes to the Sub-Adviser or portfolio manager managing a Portfolio; and enhancements to the resources available to a Sub-Adviser when managing a Portfolio. The Independent Trustees have requested these adjustments primarily on the basis of: (a) a Portfolio’s performance, as compared to its Selected Peer Group; (b) the performance of a Portfolio, as compared to its benchmarks; or (c) a Portfolio’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING AllianceBernstein Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING AllianceBernstein Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date period, but outperformed its Morningstar category median and its primary benchmark for the one-, three- and five-year periods; and (2) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, in the third quintile for the one-year period and in the first (highest) quintile for the three- and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that stock selection in the technology sector had on the Portfolio’ short-term performance; and (2) Management’s view that the Portfolio’s investment style lends itself to short-term volatility, and its expectation that longer-term performance is reasonable.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING AllianceBernstein Mid Cap Growth Portfolio, the Board took into

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account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING BlackRock Large Cap Growth Portfolio (formerly, ING Mercury Large Cap Growth Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Growth Portfolio (formerly, ING Mercury Large Cap Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for the three-year period, but underperformed for the most recent calendar quarter, year-to-date and one-year periods; (2) the Portfolio outperformed its primary benchmark for the one- and three-year periods, but underperformed for the most recent calendar quarter and year-to-date; and (3) the Portfolio is ranked in the first quintile (highest) of its Morningstar category for the three-year period, in the third quintile for the year-to-date and one-year periods and in the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation and stock selection in information technology sector had on the Portfolio’s performance; (2) Management’s representations that it would continue to monitor the Portfolio’s performance to determine if longer-term performance improves; and (3) Management’s view that the Sub-Adviser historically had been successful in managing the Portfolio in its current style, and its expectation that longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING BlackRock Large Cap Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into consideration that, in September 2005, the Portfolio’s expenses were reduced through further a reduction in its expense limitation.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess whether Management’s expectations of improved longer-term performance are realized. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending

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November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING BlackRock Large Cap Value Portfolio (formerly, ING Mercury Large Cap Value Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Value Portfolio (formerly, ING Mercury Large Cap Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, but outperformed for the year-to-date, one- and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, but outperformed for the one-year period; and (3) the Portfolio is ranked in the first (highest) quintile for the year-to-date and one-year periods, in the third quintile for the three-year period and in the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance information, the Board took into account Management’s representations that, in August 2005, there was a change in portfolio managers in order to address concerns about the Portfolio’s performance, and performance has improved since this change was implemented. The Board also noted that the investment strategy for the Portfolio was revised in August 2005 in connection with the change in portfolio managers.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING BlackRock Large Cap Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) a change in portfolio managers and investment strategy was implemented in August 2005 and the Portfolio’s more recent performance has improved, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to appropriately assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Capital Guardian Small/ Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Capital Guardian Small/ Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for all periods presented except it outperformed during the year-to-date period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date period and in the fifth (lowest) quintile for the most recent calendar quarter, one-, three-, five- and ten-year periods. In analyzing this performance data, the Board took into account Management’s representations regarding steps being undertaken to address the Board’s concerns regarding the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Capital Guardian Small/ Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Capital Guardian Small/ Mid Cap

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Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board, including Management’s representations regarding the steps being undertaken, at the Board’s direction, to address performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Capital Guardian U.S. Equities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Capital Guardian U.S. Equities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented, except it underperformed for the year-to-date period; (2) the Portfolio outperformed its primary benchmark for the one-, three-, and five-year periods, except it underperformed for the most recent calendar quarter and the year-to-date periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, in the second quintile for the most recent calendar quarter, one- and three-year periods, and in the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Capital Guardian U.S. Equities Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRSM Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRSM Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented, except it ranked in the second quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING FMRSM Diversified Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing

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structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRSM Large Cap Growth Portfolio (formerly, ING FMRSM Earnings Growth Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRSM Large Cap Growth Portfolio (formerly, ING FMRSM Earnings Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In considering this performance data, the Board took into account: (1) that the Portfolio launched in May 2005, and therefore has a limited operating history for purposes of analyzing Portfolio performance; and (2) in April 2006 there was a change in the portfolio manager managing the Portfolio’s assets.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING FMRSM Large Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that Management had lowered the breakpoint levels in the Portfolio’s fee schedule and had reduced expense limits.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in May 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRSM Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRSM Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and in the fifth (lowest) quintile for the year-to-date, one-, three-and five-year periods.

In analyzing this performance data, the Board also took into account Management’s representations that, in order to address the Board’s concerns about

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the Portfolio’s performance, in August 2006 Fidelity Management & Research Company assumed responsibility for the day-to-day management of the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING FMRSM Mid Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING FMRSM Mid Cap Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in August 2006 there was a change in Sub-Adviser to the Portfolio, and it is reasonable to permit the new Sub-Adviser to continue to manage the Portfolio in order to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board considered that the Portfolio was launched on April 28, 2006 and has less than one calendar quarter of operating history.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in April 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Lord Abbett Affiliated Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Lord Abbett Affiliated Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented, except it outperformed its Morningstar category median for the year-to-date and one-year periods; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods and in the fourth quintile for the most recent calendar quarter, three- and five-year periods.

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In analyzing this performance data, the Board took into account that in December 2005, Lord, Abbett and Co., Inc. assumed responsibility for the management of the Portfolio in order to address the Board’s concerns about performance. The Board further noted Management’s representations that, since the change in Sub-Adviser, the Portfolio’s performance had improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Lord Abbett Affiliated Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Lord Abbett Affiliated Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in December 2005 there was a change in Sub-Advisers to the Portfolio, and it is reasonable to permit the new Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-, three-, five- and ten-year periods and in the in the second quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and five-year periods, but underperformed for the most recent calendar quarter, one-, three- and ten-

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year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, except the ten-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, in the third quintile for the most recent calendar quarter, one- and three-year periods, and in the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Global Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date, one-year and ten-year periods, but underperformed for the three- and five-year periods; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the second quintile for the ten-year period, in the third quintile for the year-to-date and one-year periods, and in the fourth quintile for the three- and five-year periods.

In analyzing this performance data, the Board took into account: (1) in order to address the Board’s concerns about performance, in December 2005, Templeton Global Advisors Limited assumed responsibility for the management of the Portfolio; and (2) the Portfolio’s investment strategy was modified in connection with the Sub-Adviser change. The Board also noted Management’s representations that, since the change in Sub-Adviser, the Portfolio’s short-term performance had improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Templeton Global Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in December 2005 there was a change in Sub-Adviser to the Portfolio, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory

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Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for all periods presented, except it outperformed during the three-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented, except it outperformed during the most recent calendar quarter; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, in the third quintile for the one-year period, in the fourth quintile for the most recent calendar quarter and five-year periods, and in the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account Management’s analysis regarding the Sub-Adviser’s rationale for underperformance in certain periods, including its analysis of the negative effect of security selection on the Portfolio’s more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING UBS U.S. Allocation Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING UBS U.S. Allocation Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Equity Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its benchmark for all periods presented, except it underperformed both performance measures for the year-to-date period; (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, in the second quintile for the most recent calendar quarter and three-year periods, and in the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Van Kampen Equity Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense

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ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date period, but underperformed for the one- and three-year periods; the (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, in the fourth quintile for the one-year period, and in the third quintile for the three-year period. In analyzing this performance data, the Board took into account Management’s analysis regarding the reasons for underperformance during certain periods, including its discussion of the negative effect of sector weightings on performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Franchise Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Van Kampen Global Franchise Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented, except it underperformed the Morningstar category median for the year-to-date and ten-year periods; (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, in the second quintile for the most recent calendar quarter and three- year periods, in the third quintile for the one-and ten-year periods and in the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account Management’s analysis regarding the Sub-Adviser’s rationale for underperformance during more recent periods, including the negative effect of stock selection and sector weightings on the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as

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compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Mid Cap Disciplined Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Wells Fargo Mid Cap Disciplined Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for the year-to-date, three-, five- and ten-year periods, but outperformed for the most recent calendar quarter and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, except for the most recent calendar quarter; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the second quintile for the one-year period, in the third quintile for the year-to-date period, and in the fifth (lowest) quintile for the three-, five-and ten-year periods.

In analyzing this performance data, the Board also took into account: (1) Management’s representations that, in order to address the Board’s concerns about the Portfolio’s performance, in August 2005 Wells Capital Management, Inc. assumed responsibility for the day-to-day management of the Portfolio; and (2) the Portfolio’s investment strategy was modified in connection with the Sub-Adviser change. The Board also noted Management’s representations that, since the change in Sub-Adviser, the Portfolio’s short-term performance had improved.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Wells Fargo Mid Cap Disciplined Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Wells Fargo Mid Cap Disciplined Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in August 2005 there was a change in Sub-Adviser to the Portfolio and its investment strategy, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Small Cap Disciplined Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Wells Fargo Small Cap Disciplined Portfolio, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, but outperformed for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In analyzing this performance data, the Board also took into account: (1) the Portfolio was launched on November 30, 2005 and had less than one-year of operating history when the Board was analyzing its performance; and (2) Morningstar category rankings were not yet available for this Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Wells Fargo Small Cap Disciplined Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in November 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

New Sub-Advisory Arrangements for ING Blackrock Large Cap Growth Portfolio and ING Blackrock Large Cap Value Portfolio

Section 15 of the 1940 Act mandates that, when a Portfolio enters into a new sub-advisory arrangement, the Board, including a majority of the Non-Interested Trustees, must approve those new arrangements. A new sub-advisory relationship was put into place for ING BlackRock Large Cap Growth Portfolio and

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ING BlackRock Large Cap Value Portfolio during 2006 due to a reorganization transaction involving the Portfolios’ Sub-Adviser. Therefore, the Board approved new Sub-Advisory Contracts for these Portfolios.

More particularly, Fund Asset Management L.P. (“FAM”), a Delaware limited partnership, had managed ING BlackRock Large Cap Growth Portfolio and ING BlackRock Large Cap Value Portfolio (the “BlackRock Portfolios”) since each Portfolio’s inception. On February 15, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced an agreement (the “Transaction”) to combine Merrill Lynch’s investment management business, including FAM, operated by Merrill Lynch Investment Managers (“MLIM”) and certain affiliates, with that of BlackRock to create a new independent company. The Transaction was completed on September 29, 2006.

As a result of the Transaction, FAM’s investment advisory business was transferred to BlackRock Investment Management, LLC (“BRIM”). The 1940 Act requires that an agreement under which an adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Transaction constituted an “assignment,” and thus resulted in the termination of the former Sub-Advisory Agreements for the BlackRock Portfolios (the “Former Agreement”).

Management recommended that the Board approve a new Sub-Advisory Agreement between the Adviser, on behalf of the BlackRock Portfolios, and BRIM, the surviving entity, to be effective upon the completion of the Transaction (the “New Sub-Advisory Agreement”). At a meeting of the Board held on July 13, 2006, the Board, including a majority of the Non-Interested Trustees, determined to appoint BRIM as sub-adviser to the BlackRock Portfolios under the New Sub-Advisory Agreement.

In the case of ING BlackRock Large Cap Value Portfolio, in order management of the Portfolio to continue uninterrupted after the Transaction, the Adviser entered into an interim sub-advisory agreement with BRIM dated September 30, 2006 (the “Interim Agreement”), under which BRIM began serving as the sub-adviser to the Portfolio, with the same portfolio management team continuing to provide day-to-day management services to the Portfolio. The Interim Agreement was put into place to bridge the period between the date on which the Transaction was completed and the date of a Special Meeting of Shareholders, called for the purpose of determining whether to approve the New Sub-Advisory Agreement with BRIM, under which BRIM would continue to serve as sub-adviser to the BlackRock Portfolios.

In determining whether to approve the New Sub-Advisory Agreement for the BlackRock Portfolios as well as the Interim Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreements should be approved for the BlackRock Portfolios. The materials provided to the Board in support of the new sub-advisory arrangements with BRIM included the following: (1) a memorandum from Management and a memorandum from FAM, each discussing the change of control of MLIM and FAM, and the resulting assignment and automatic termination of the Former Agreement; (2) responses from BRIM to questions posed by K&L Gates, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement between BRIM and the Trust, on behalf of the BlackRock Portfolios, and the Interim Agreement; and (4) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement and the Interim Agreement took into account several factors including, but not limited to, the following: (1) the Adviser’s view with respect to FAM’s and BRIM’s management of the BlackRock Portfolios; (2) the nature and quality of the services to be provided by BRIM under the New Sub-Advisory Agreement and the Interim Agreement; (3) the personnel, operations, and investment management capabilities of BRIM after the consummation of the Transaction, including that the portfolio management personnel providing day-to-day management services to the BlackRock Portfolios would remain in place through the closing of the Transaction and continue to manage assets after the close; (4) the fairness of the compensation under the New Sub-Advisory Agreement and the Interim Agreement in light of the services to be provided by BRIM and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to the BlackRock Portfolios, or the projected profitability of BRIM or the Adviser, in

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connection with the Transaction; (5) that breakpoints in the sub-advisory fees payable by the Adviser would remain unchanged, and any economies-of-scale benefits from such breakpoints would continue to inure to the benefit of the Adviser and would not affect the advisory fee payable by the BlackRock Portfolios to the Adviser; (6) BRIM’s representations that the Transaction would not adversely affect the nature and quality of services provided to the BlackRock Portfolios and that the Transaction was not expected to have a material adverse effect on the ability of the portfolio management team to provide those services; (7) BRIM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; and (8) BRIM’s Code of Ethics, which is substantially the same as that of FAM and has previously been approved for the BlackRock Portfolios and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) BRIM should be appointed as the BlackRock Portfolio’s sub-adviser under the Interim Agreement and the New Sub-Advisory Agreement to provide advisory services to the BlackRock Portfolios; (2) the New Sub-Advisory Agreement should be submitted to shareholders for approval; and (3) the sub-advisory fee rate payable by the Adviser to BRIM is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of the Portfolio’s more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Management Agreement in at the November 9, 2006 Board meeting.

Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and the New Sub-Advisory Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

217

Investment Adviser
Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds, Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Independent Registered Public
     Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2 (1206-022607)

Funds

Annual Report

December 31, 2006

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

• ING LifeStyle Aggressive Growth Portfolio
• ING LifeStyle Growth Portfolio
• ING LifeStyle Moderate Portfolio
• ING LifeStyle Moderate Growth Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com and (3) on the SEC website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios’ files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the “Fed”) ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) rose significantly.

Of course, the Fed’s actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)    The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING LIFESTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Portfolios (the “Portfolios”) seek to obtain their individual investment objectives by investing in a combination of underlying funds according to a fixed formula. The Portfolios are managed by the Asset Allocation Committee, ING Investments, LLC* (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the ING LifeStyle Moderate Model, ING LifeStyle Moderate Growth Model, ING LifeStyle Growth Model and ING LifeStyle Aggressive Growth Model as benchmarks to which it compares the performance of the ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio and ING LifeStyle Aggressive Growth Portfolio, respectively. Each Model is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Model, as a percentage of the Model.

	ING LifeStyle			ING LifeStyle
	Aggressive	ING LifeStyle	ING LifeStyle	Moderate
	Growth	Growth	Moderate	Growth
	Model	Model	Model	Model

Russell 3000® Index(1)	100%	80%	50%	60%
LBAB Index(2)	0%	20%	40%	40%
Citigroup 3-Month T-Bill Index(3)	0%	0%	10%	0%

The average annual returns for the periods ended December 31, 2006 for the Portfolios and their respective Model benchmarks are as follows:

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since
		Inception
	1 Year	May 3, 2004

ING LifeStyle Aggressive Growth Portfolio, Class S	18.13%	14.64%
ING LifeStyle Aggressive Growth Model(4)	15.69%	14.49%
ING LifeStyle Growth Portfolio, Class S	15.45%	12.78%
ING LifeStyle Growth Model(5)	14.84%	13.46%
ING LifeStyle Moderate Portfolio, Class S	11.42%	9.65%
ING LifeStyle Moderate Model(6)	12.58%	10.97%
ING LifeStyle Moderate Growth Portfolio, Class S	13.43%	11.17%
ING LifeStyle Moderate Growth Model(7)	13.45%	12.23%

*	ING Investments, LLC has engaged Ibbotson Associates, an asset allocation consulting firm, to perform the asset allocation analysis and other related work. The members of the Asset Allocation Committee are: William A. Evans, CFA, Jeffery S. Stout, FSA and Stanley D. Vyner.

(1)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(2)	The LBAB Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.
(3)	The Citigroup 3-Month T-Bill Index is an unmanaged index of the three-month Treasury bills.
(4)The ING LifeStyle Aggressive Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(5)The ING LifeStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(6)The ING LifeStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(7)The ING LifeStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.

4

ING LIFESTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The following tables illustrate the asset allocation of each Portfolio to the underlying portfolios, as well as to the underlying asset class allocation targets as of December 31, 2006.

Asset Allocation

as of December 31, 2006
(as a percent of net assets)

		ING LifeStyle			ING LifeStyle
		Aggressive	ING LifeStyle	ING LifeStyle	Moderate
		Growth	Growth	Moderate	Growth
Underlying Affiliated Funds		Portfolio	Portfolio	Portfolio	Portfolio

ING AllianceBernstein Mid Cap Growth Portfolio, Class I	%	1.9	1.9	1.0	1.0
ING Disciplined Small Cap Value Portfolio, Class I	%	1.0	1.0	—	1.0
ING Global Real Estate Portfolio, Class I	%	1.0	1.0	—	—
ING JPMorgan Emerging Markets Equity Portfolio, Class I	%	2.1	2.1	—	1.0
ING JPMorgan International Portfolio, Class I	%	12.1	8.1	6.1	7.1
ING JPMorgan Value Opportunities Portfolio, Class I	%	2.0	2.0	2.0	2.0
ING Julius Baer Foreign Portfolio, Class I	%	14.3	11.2	7.1	10.2
ING Legg Mason Partners Aggressive Growth Portfolio, Class I	%	11.8	8.9	4.0	6.9
ING Legg Mason Value Portfolio, Class I	%	6.0	4.0	3.0	3.0
ING Liquid Assets Portfolio, Class I	%	—	—	7.0	—
ING Lord Abbett Affiliated Portfolio, Class I	%	—	—	4.0	2.0
ING Neuberger Berman Partners Portfolio, Class I	%	2.0	2.0	2.0	2.0
ING PIMCO Core Bond Portfolio, Class I	%	—	8.9	18.8	16.8
ING PIMCO High Yield Portfolio, Class I	%	—	2.0	3.0	3.0
ING Pioneer High Yield Portfolio, Class I	%	—	2.0	2.0	2.0
ING Pioneer Mid Cap Value Portfolio, Class I	%	2.0	2.0	1.0	1.0
ING T. Rowe Price Growth Equity Portfolio, Class I	%	4.0	3.0	2.0	3.0
ING Van Kampen Comstock Portfolio, Class I	%	7.1	5.1	2.0	4.1
ING Van Kampen Real Estate Portfolio, Class I	%	3.9	3.0	2.0	3.0
ING VP Index Plus International Equity Portfolio, Class I	%	4.1	3.1	2.0	2.0
ING VP Index Plus LargeCap Portfolio, Class I	%	12.0	10.0	10.1	10.1
ING VP Index Plus MidCap Portfolio, Class I	%	3.9	3.9	2.0	2.0
ING VP Index Plus SmallCap Portfolio, Class I	%	3.9	3.9	3.0	2.9
ING VP Intermediate Bond Portfolio, Class I	%	—	6.0	15.9	12.9
ING VP Small Company Portfolio, Class I	%	2.9	2.9	—	—
ING Wells Fargo Small Cap Disciplined Portfolio, Class I	%	2.0	2.0	—	1.0
Other Assets and Liabilities — Net	%	—	—	—	—

	%	100.0	100.0	100.0	100.0

Portfolio holdings are subject to change.

5

ING LIFESTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

	ING LifeStyle			ING LifeStyle
	Aggressive	ING LifeStyle	ING LifeStyle	Moderate
Underlying Asset Allocation Targets (as of	Growth	Growth	Moderate	Growth
December 31, 2006)(1)	Portfolio	Portfolio	Portfolio	Portfolio

Large Cap Growth	16%	12%	8%	11%
Large Cap Value	22%	16%	14%	15%
Mid Cap	11%	11%	5%	6%
Small Cap	11%	10%	4%	6%
International Stocks	27%	20%	14%	18%
Emerging Markets	4%	3%	—%	2%
Real Estate	9%	8%	5%	7%
High Yield	—%	4%	5%	5%
Bonds	—%	16%	35%	30%
Cash	—%	—%	10%	—%

	100%	100%	100%	100%

(1)	Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

6

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Aggressive Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception
		of Classes ADV and I		of Class S		of Class S2
	1 Year	April 28, 2006		May 3, 2004		May 4, 2006

Class ADV	—	7.33%		—		—
Class I	—	7.71%		—		—
Class S	18.13%	—		14.64%		—
Class S2	—	—		—		6.70%
ING LifeStyle Aggressive Growth Model(1)	15.69%	6.33	%(2)	14.49	%(3)	6.33	%(2)
Russell 3000® Index(4)	15.72%	8.70	%(2)	12.62	%(3)	8.70	%(2)
S&P 500® Index(5)	15.79%	9.65	%(2)	11.78	%(3)	9.65	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Aggressive Growth Portfolio against the ING LifeStyle Aggressive Growth Model and the Russell 3000® Index. The model and an index are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING LifeStyle Aggressive Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the model and indices is shown from May 1, 2006.

(3)Since inception performance of the model and indices is shown from May 1, 2004.

(4)The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

7

ING LIFESTYLE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed income securities.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception
		of Classes ADV and I		of Class S		of Class S2
	1 Year	April 28, 2006		May 3, 2004		May 3, 2006

Class ADV	—	6.54%		—		—
Class I	—	6.94%		—		—
Class S	15.45%	—		12.78%		—
Class S2	—	—		—		6.54%
ING LifeStyle Growth Model(1)	14.84%	6.39	%(2)	13.46	%(3)	6.39	%(2)
Russell 3000® Index(4)	15.72%	8.70	%(2)	12.62	%(3)	8.70	%(2)
LBAB Index(5)	4.33%	5.20	%(2)	4.17	%(3)	5.20	%(2)
Composite Index(6)	14.80%	8.43	%(2)	11.92	%(3)	8.43	%(2)
S&P 500® Index(7)	15.79%	9.65	%(2)	11.78	%(3)	9.65	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Growth Portfolio against the ING LifeStyle Growth Model, the Russell 3000® Index, the LBAB Index, and the Composite Index. The model and indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING LifeStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the model and indices is shown from May 1, 2006.

(3)Since inception performance of the model and indices is shown from May 1, 2004.

(4)The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5)The LBAB Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(6)The Composite Index is comprised of 80% Russell 3000® Index and 20% LBAB Index.

(7)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

8

ING LIFESTYLE MODERATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Moderate Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed income securities.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception
		of Classes ADV and I		of Class S		of Class S2
	1 Year	April 28, 2006		May 3, 2004		May 9, 2006

Class ADV	—	5.93%		—		—
Class I	—	6.36%		—		—
Class S	11.42%	—		9.65%		—
Class S2	—	—		—		5.05%
ING LifeStyle Moderate Model(1)	12.58%	6.50	%(2)	10.97	%(3)	6.50	%(2)
Russell 3000® Index(4)	15.72%	8.70	%(2)	12.62	%(3)	8.70	%(2)
LBAB Index(5)	4.33%	5.20	%(2)	4.17	%(3)	5.20	%(2)
Composite Index(6)	13.01%	7.86	%(2)	10.51	%(3)	7.86	%(2)
S&P 500® Index(7)	15.79%	9.65	%(2)	11.78	%(3)	9.65	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Moderate Portfolio against the ING LifeStyle Moderate Model, the Russell 3000® Index, the LBAB Index, and the Composite Index. The model and indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING LifeStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the model or indices is shown from May 1, 2006.

(3)Since inception performance of the model or indices is shown from May 1, 2004.

(4)The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5)The LBAB Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(6)The Composite Index is comprised of 50% Russell 3000® Index, 40% Lehman Brothers Aggregate Bond Index and 10% Citigroup 3-Month T-Bill Index. The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills.

(7)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

9

ING LIFESTYLE MODERATE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Moderate Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed income securities.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception
		of Classes ADV and I		of Class S		of Class S2
	1 Year	April 28, 2006		May 3, 2004		May 2, 2006

Class ADV	—	6.62%		—		—
Class I	—	7.03%		—		—
Class S	13.43%	—		11.17%		—
Class S2	—	—		—		6.44%
ING LifeStyle Moderate Growth Model(1)	13.45%	6.30	%(2)	12.23	%(3)	6.30	%(2)
Russell 3000® Index(4)	15.72%	8.70	%(2)	12.62	%(3)	8.70	%(2)
LBAB Index(5)	4.33%	5.20	%(2)	4.17	%(3)	5.20	%(2)
Composite Index(6)	13.57%	8.08	%(2)	10.98	%(3)	8.08	%(2)
S&P 500® Index(7)	15.79%	9.65	%(2)	11.78	%(3)	9.65	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Moderate Growth Portfolio against the ING LifeStyle Moderate Growth Model, the Russell 3000® Index, the LBAB Index, and the Composite Index. The model and indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING LifeStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the model and indices is shown from May 1, 2006.

(3)Since inception performance of the model and indices is shown from May 1, 2004.

(4)The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5)The LBAB Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(6)The Composite Index is comprised of 60% Russell 3000® Index and 40% LBAB Index.

(7)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING LifeStyle Aggressive Growth	Value	Value	Expense	Months Ended
Portfolio	July 1, 2006	December 31, 2006	Ratio*	December 31, 2006**

Actual Portfolio Return
Class ADV	$1,000.00	$1,120.00	0.73%	$3.90
Class I	1,000.00	1,123.10	0.14	0.75
Class S	1,000.00	1,121.60	0.39	2.09
Class S2	1,000.00	1,120.80	0.54	2.89
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING LifeStyle Growth Portfolio	July 1, 2006	December 31, 2006	Ratio*	December 31, 2006**

Actual Portfolio Return
Class ADV	$1,000.00	$1,104.70	0.74%	$3.93
Class I	1,000.00	1,107.90	0.14	0.74
Class S	1,000.00	1,105.50	0.39	2.07
Class S2	1,000.00	1,105.60	0.54	2.87
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75

ING LifeStyle Moderate Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,082.00	0.74%	$3.88
Class I	1,000.00	1,086.30	0.14	0.74
Class S	1,000.00	1,084.60	0.39	2.05
Class S2	1,000.00	1,083.70	0.54	2.84
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75

ING LifeStyle Moderate Growth Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,095.60	0.74%	$3.91
Class I	1,000.00	1,098.90	0.14	0.74
Class S	1,000.00	1,097.30	0.39	2.06
Class S2	1,000.00	1,096.40	0.54	2.85
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio, and ING LifeStyle Moderate Growth Portfolio, each a series of the ING Investors Trust, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and for the period from May 3, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2007

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING			ING
	LifeStyle	ING	ING	LifeStyle
	Aggressive	LifeStyle	LifeStyle	Moderate
	Growth	Growth	Moderate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in affiliated underlying funds*	$1,167,518,153	$2,796,443,650	$941,304,983	$2,201,079,410

Receivables:
Fund shares sold	832,089	3,518,734	1,711,798	2,119,171
Dividends from affiliated underlying funds	16,613	—	233,311	235,850
Prepaid expenses	10,648	23,596	8,408	19,638
Reimbursement due from manager	73,791	143,456	56,629	121,874

Total assets	1,168,451,294	2,800,129,436	943,315,129	2,203,575,943

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	845,866	3,470,809	1,943,939	2,354,585
Payable for fund shares redeemed	2,836	47,924	2,327	1,013
Dividend income payable	—	646	—	—
Payable to affiliates	382,922	904,394	307,073	716,229
Payable to custodian due to bank overdraft	46	47	50	50
Payable for trustee fees	30,881	42,491	14,458	29,371
Other accrued expenses and liabilities	53,558	124,561	50,579	112,141

Total liabilities	1,316,109	4,590,872	2,318,426	3,213,389

NET ASSETS	$1,167,135,185	$2,795,538,564	$940,996,703	$2,200,362,554

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$963,679,841	$2,417,772,314	$845,724,238	$1,931,883,975
Undistributed net investment income	7,593,341	31,151,040	17,097,060	31,926,026
Accumulated net realized gain on investments	46,662,446	79,765,855	19,747,161	57,169,684
Net unrealized appreciation on investments	149,199,557	266,849,355	58,428,244	179,382,869

NET ASSETS	$1,167,135,185	$2,795,538,564	$940,996,703	$2,200,362,554

* Cost of investments in affiliated underlying funds	$1,018,318,596	$2,529,594,295	$882,876,739	$2,021,696,541

Class ADV:
Net assets	$1,069	$1,061	$1,048	$1,061
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	76	79	85	83
Net asset value and redemption price per share	$14.06	$13.43	$12.33	$12.78

Class I:
Net assets	$6,927,934	$16,876,929	$1,459,731	$6,163,596
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	491,087	1,252,087	117,931	480,507
Net asset value and redemption price per share	$14.11	$13.48	$12.38	$12.83

Class S:
Net assets	$1,157,676,269	$2,770,370,162	$931,819,254	$2,189,016,221
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	82,211,082	205,920,549	75,405,596	170,953,308
Net asset value and redemption price per share	$14.08	$13.45	$12.36	$12.80

Class S2:
Net assets	$2,529,913	$8,290,412	$7,716,670	$5,181,676
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	179,840	616,967	625,060	404,796
Net asset value and redemption price per share	$14.07	$13.44	$12.35	$12.80

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING			ING
	LifeStyle	ING	ING	LifeStyle
	Aggressive	LifeStyle	LifeStyle	Moderate
	Growth	Growth	Moderate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$4,626,928	$24,544,660	$16,645,744	$30,290,817

Total investment income	4,626,928	24,544,660	16,645,744	30,290,817

EXPENSES:
Investment management fees	1,296,540	2,839,394	1,006,192	2,360,453

Distribution and service fees:
Class ADV	5	5	5	5
Class S	1,684,884	3,762,175	1,320,803	3,085,982
Class S2	4,921	11,718	14,320	7,150
Transfer agent fees	3,299	3,634	2,784	4,185
Shareholder reporting expense	35,017	70,992	30,657	67,017
Registration fees	443	832	277	794
Professional fees	54,572	118,701	46,627	100,308
Custody and accounting expense	65,834	143,685	53,815	122,035
Trustee fees	41,465	53,126	21,909	48,466
Miscellaneous expense	25,867	42,720	17,766	37,301

Total expenses	3,212,847	7,046,982	2,515,155	5,833,696
Net waived and reimbursed fees	(227,482)	(436,035)	(176,702)	(381,537)

Net expenses	2,985,365	6,610,947	2,338,453	5,452,159

Net investment income	1,641,563	17,933,713	14,307,291	24,838,658

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	19,350,953	39,091,133	8,116,521	20,001,980
Net realized gain on affiliated underlying funds	33,896,897	55,125,618	14,749,848	44,810,892
Net change in unrealized appreciation or depreciation on affiliated underlying funds	102,489,699	192,356,736	44,875,310	132,789,861

Net realized and unrealized gain on affiliated underlying funds	155,737,549	286,573,487	67,741,679	197,602,733

Increase in net assets resulting from operations	$157,379,112	$304,507,200	$82,048,970	$222,441,391

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle		ING LifeStyle
	Aggressive Growth Portfolio		Growth Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income from affiliated underlying funds	$1,641,563	$1,359,113	$17,933,713	$10,006,162
Net realized gain on affiliated underlying funds	53,247,850	21,075,845	94,216,751	37,631,997
Net change in unrealized appreciation or depreciation on affiliated underlying funds	102,489,699	26,402,392	192,356,736	40,128,556

Net increase in net assets resulting from operations	157,379,112	48,837,350	304,507,200	87,766,715

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(1)	—	(5)	—
Class I	(2,873)	—	(18,187)	—
Class S	(1,354,714)	(350,256)	(9,985,333)	(3,042,145)
Class S2	(1,791)	—	(8,429)	—

Net realized gains:
Class ADV	(23)	—	(19)	—
Class I	(45,452)	—	(70,256)	—
Class S	(21,432,997)	(828,939)	(38,573,915)	(2,776,165)
Class S2	(28,335)	—	(32,560)	—

Total distributions	(22,866,186)	(1,179,195)	(48,688,704)	(5,818,310)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	369,528,179	418,859,834	1,116,018,868	826,901,658
Dividends reinvested	22,866,137	1,179,195	48,688,657	5,818,310

	392,394,316	420,039,029	1,164,707,525	832,719,968
Cost of shares redeemed	(38,470,780)	(2,364,956)	(12,089,887)	(273,649)

Net increase in net assets resulting from capital share transactions	353,923,536	417,674,073	1,152,617,638	832,446,319

Net increase in net assets	488,436,462	465,332,228	1,408,436,134	914,394,724

NET ASSETS:
Beginning of year	678,698,723	213,366,495	1,387,102,430	472,707,706

End of year	$1,167,135,185	$678,698,723	$2,795,538,564	$1,387,102,430

Undistributed net investment income at end of year	$7,593,341	$1,357,007	$31,151,040	$9,999,979

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle		ING LifeStyle
	Moderate Portfolio		Moderate Growth Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income from affiliated underlying funds	$14,307,291	$7,883,902	$24,838,658	$14,661,121
Net realized gain on affiliated underlying funds	22,866,369	12,008,582	64,812,872	27,062,070
Net change in unrealized appreciation or depreciation on affiliated underlying funds	44,875,310	5,558,165	132,789,861	23,091,525

Net increase in net assets resulting from operations	82,048,970	25,450,649	222,441,391	64,814,716

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(10)	—	(9)	—
Class I	(9,428)	—	(12,774)	—
Class S	(7,830,407)	(3,089,175)	(14,646,076)	(5,280,963)
Class S2	(42,035)	—	(5,839)	—

Net realized gains:
Class ADV	(15)	—	(17)	—
Class I	(14,699)	—	(23,875)	—
Class S	(12,225,394)	(1,674,730)	(27,374,051)	(4,048,988)
Class S2	(65,597)	—	(10,914)	—

Total distributions	(20,187,585)	(4,763,905)	(42,073,555)	(9,329,951)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	358,787,369	327,993,237	740,967,220	747,689,648
Dividends reinvested	20,187,523	4,763,905	42,073,504	9,329,951

	378,974,892	332,757,142	783,040,724	757,019,599
Cost of shares redeemed	(26,972,961)	(37,063,443)	(20,521,628)	(7,139,686)

Net increase in net assets resulting from capital share transactions	352,001,931	295,693,699	762,519,096	749,879,913

Net increase in net assets	413,863,316	316,380,443	942,886,932	805,364,678

NET ASSETS:
Beginning of year	527,133,387	210,752,944	1,257,475,622	452,110,944

End of year	$940,996,703	$527,133,387	$2,200,362,554	$1,257,475,622

Undistributed net investment income at end of year	$17,097,060	$7,882,340	$31,926,026	$14,657,088

See Accompanying Notes to Financial Statements

17

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S			Class S2

	April 28,	April 28,			May 3,	May 4,
	2006(1) to	2006(1) to	Year Ended	Year Ended	2004(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2004	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.43	13.43	12.22	11.37	10.06	13.52

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.03 *	0.02 *	0.04 *	0.02	0.00	*,**
Net realized and unrealized gain on investments	$0.96	0.97	2.16	0.84	1.29	0.87
Total from investment operations	$0.95	1.00	2.18	0.88	1.31	0.87

Less distributions from:
Net investment income	$0.02	0.02	0.02	0.01	—	0.02
Net realized gains on investments	$0.30	0.30	0.30	0.02	—	0.30
Total distributions	$0.32	0.32	0.32	0.03	—	0.32
Net asset value, end of period	$14.06	14.11	14.08	12.22	11.37	14.07

Total Return(2)%	7.33	7.71	18.13	7.77	13.02	6.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	6,928	1,157,676	678,699	213,366	2,530

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)(5)%	0.74	0.14	0.32	0.14	0.14	0.54
Gross expenses prior to expense reimbursement (3)(5)%	0.91	0.16	0.35	0.16	0.19	0.66
Net investment income (3)(4)(5)%	(0.15)	0.35	0.18	0.31	0.62	0.02
Portfolio turnover rate %	24	24	24	48	23	24

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

18

ING LIFESTYLE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S			Class S2

	April 28,	April 28,			May 3,	May 3,
	2006(1) to	2006(1) to	Year Ended	Year Ended	2004(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2004	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.92	12.92	11.94	11.25	10.07	12.93

Income from investment operations:
Net investment income	$0.06	0.11 *	0.10 *	0.12 *	0.08	0.09 *
Net realized and unrealized gain on investments	$0.75	0.75	1.71	0.64	1.10	0.72
Total from investment operations	$0.81	0.86	1.81	0.76	1.18	0.81

Less distributions from:
Net investment income	$0.06	0.06	0.06	0.04	—	0.06
Net realized gains on investments	$0.24	0.24	0.24	0.03	—	0.24
Total distributions	$0.30	0.30	0.30	0.07	—	0.30
Net asset value, end of period	$13.43	13.48	13.45	11.94	11.25	13.44

Total Return(2)%	6.54	6.94	15.45	6.81	11.72	6.54

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	16,877	2,770,370	1,387,102	472,708	8,290

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)(5)%	0.74	0.14	0.32	0.14	0.14	0.54
Gross expenses prior to expense reimbursement (3)(5)%	0.90	0.16	0.35	0.16	0.19	0.66
Net investment income (3)(4)(5)%	0.75	1.31	0.88	1.09	2.67	1.08
Portfolio turnover rate %	21	21	21	43	30	21

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

19

ING LIFESTYLE MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S			Class S2

	April 28,	April 28,			May 3,	May 9,
	2006(1) to	2006(1) to	Year Ended	Year Ended	2004(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2004	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.93	11.93	11.37	10.93	10.04	12.05

Income from investment operations:
Net investment income	$0.17 *	0.23 *	0.22 *	0.24 *	0.17	0.19 *
Net realized and unrealized gain on investments	$0.53	0.52	1.07	0.34	0.72	0.41
Total from investment operations	$0.70	0.75	1.29	0.58	0.89	0.60

Less distributions from:
Net investment income	$0.12	0.12	0.12	0.09	—	0.12
Net realized gains on investments	$0.18	0.18	0.18	0.05	—	0.18
Total distributions	$0.30	0.30	0.30	0.14	—	0.30
Net asset value, end of period	$12.33	12.38	12.36	11.37	10.93	12.35

Total Return(2)%	5.93	6.36	11.42	5.36	8.86	5.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1,460	931,819	527,133	210,753	7,717

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)(5)%	0.74	0.14	0.32	0.14	0.14	0.54
Gross expenses prior to expense reimbursement (3)(5)%	0.91	0.16	0.35	0.16	0.19	0.66
Net investment income (3)(4)(5)%	2.07	2.77	1.99	2.15	5.82	2.30
Portfolio turnover rate %	19	19	19	44	34	19

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

20

ING LIFESTYLE MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S			Class S2

	April 28,	April 28,			May 3,	May 2,
	2006(1) to	2006(1) to	Year Ended	Year Ended	2004(1) to	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2004	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.30	12.30	11.58	11.07	10.02	12.34

Income from investment operations:
Net investment income	$0.12	0.21 *	0.17 *	0.20 *	0.14	0.17 *
Net realized and unrealized gain on investments	$0.67	0.63	1.36	0.43	0.91	0.60
Total from investment operations	$0.79	0.84	1.53	0.63	1.05	0.77

Less distributions from:
Net investment income	$0.11	0.11	0.11	0.07	—	0.11
Net realized gains on investments	$0.20	0.20	0.20	0.05	—	0.20
Total distributions	$0.31	0.31	0.31	0.12	—	0.31
Net asset value, end of period	$12.78	12.83	12.80	11.58	11.07	12.80

Total Return(2)%	6.62	7.03	13.43	5.80	10.48	6.44

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	6,164	2,189,016	1,257,476	452,111	5,182

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)(5)%	0.74	0.14	0.32	0.14	0.14	0.54
Gross expenses prior to expense reimbursement (3)(5)%	0.91	0.16	0.35	0.16	0.19	0.66
Net investment income (3)(4)(5)%	1.49	2.68	1.47	1.76	4.63	2.09
Portfolio turnover rate %	20	20	20	41	35	20

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2006 the Trust had fifty-nine operational portfolios. The four Portfolios included in this report are: ING LifeStyle Aggressive Growth Portfolio (“Aggressive Growth”), ING LifeStyle Growth Portfolio (“Growth”), ING LifeStyle Moderate Portfolio (“Moderate”) and ING LifeStyle Moderate Growth Portfolio (“Moderate Growth”), (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio offers at least four of the following classes of shares: Class ADV, Class I, Class S and Class S2. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Trust serving as investment mediums for Variable Contracts. The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Trust is also an investment option for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING.

Aggressive Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed-income securities.

Moderate invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities.

Moderate Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

The Board of Trustees (“Board”) intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain of the Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser” or “ING Investments”), an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Aggressive Growth	0.14%
Growth	0.14%
Moderate	0.14%
Moderate Growth	0.14%

The Investment Adviser has engaged Ibbotson Associates (“Ibbotson”) and ING Investment Management Co. (“ING IM”) to each act as a consultant. Ibbotson, an asset allocation consulting firm, will perform asset allocation analyses and other related work. ING IM will perform tactical asset allocation analysis for the Investment Adviser. ING IM receives an annual fee of $200,000 for its services. The Investment Adviser retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Adviser has

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

accordingly established an Asset Allocation Committee to review Ibbotson and ING IM’s analyses and determine the asset allocation for each Portfolio.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2006, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales

Aggressive Growth	$572,937,046	$220,583,172
Growth	1,595,939,031	434,236,377
Moderate	494,331,426	139,749,934
Moderate Growth	1,112,186,313	346,017,258

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the “Agreement”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC(1) (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolios. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares of the Portfolios. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

(1)	Prior to December 31, 2006, Directed Services, Inc. (“DSI”) served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of DSI into IFD resulting in the assumption by IFD of the distribution agreement between the Trust and DSI.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2006, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

		Accrued
	Accrued	Shareholder
	Investment	Service and
	Management	Distribution
	Fees	Fees	Total

Aggressive Growth	$137,873	$245,049	$382,922
Growth	325,564	578,830	904,394
Moderate	110,017	197,056	307,073
Moderate Growth	257,297	458,932	716,229

At December 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance Company — Aggressive Growth (97.81%); Growth (97.87%); Moderate (97.18%); Moderate Growth (97.38%).

Each Portfolio has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class ADV	Class I	Class S(2)	Class S2
Portfolio(1)
Aggressive Growth	0.74%	0.14%	0.39%	0.54%
Growth	0.74%	0.14%	0.39%	0.54%
Moderate	0.74%	0.14%	0.39%	0.54%
Moderate Growth	0.74%	0.14%	0.39%	0.54%

(1)	The operating expense limits apply only at the Portfolio level and do not limit fees payable by the underlying investment companies in which the Portfolios invest.

(2)	On April 28, 2006, Class S1 shares of the Portfolios were redesignated as Class S shares. In connection with the class redesignation, the expense limit changed from 0.14% to 0.39%.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Portfolio. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statements of Assets and Liabilities.

As of December 31, 2006, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,

	2007	2008	2009	Total

Aggressive Growth	$29,266	$87,657	$226,497	$343,420
Growth	62,173	193,068	433,690	688,931
Moderate	28,368	77,292	173,836	279,496
Moderate Growth	61,128	166,132	380,106	607,366

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class ADV	Class I	Class S		Class S2

	April 28,	April 28,	Year	Year	May 4,
	2006(1) to	2006(1) to	Ended	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006

Aggressive Growth (Number of Shares)
Shares sold	76	493,256	27,712,901	36,889,031	227,701
Dividends reinvested	—	3,812	1,799,977	106,043	2,380
Shares redeemed	—	(5,981)	(2,860,562)	(199,805)	(50,241)

Net increase in shares outstanding	76	491,087	26,652,316	36,795,269	179,840

Aggressive Growth ($)
Shares sold	$1,018	$6,383,696	$360,169,842	$418,859,834	$2,973,623
Dividends reinvested	—	48,301	22,787,711	1,179,195	30,125
Shares redeemed	—	(78,823)	(37,749,747)	(2,364,956)	(642,210)

Net increase	$1,018	$6,353,174	$345,207,806	$417,674,073	$2,361,538

	Class ADV	Class I	Class S		Class S2

	April 28,	April 28,	Year	Year	May 3,
	2006(1) to	2006(1) to	Ended	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006

Growth (Number of Shares)
Shares sold	79	1,299,354	86,643,292	73,663,047	646,103
Dividends reinvested	—	7,218	3,964,020	527,021	3,349
Shares redeemed	—	(54,485)	(881,760)	(23,024)	(32,485)

Net increase in shares outstanding	79	1,252,087	89,725,552	74,167,044	616,967

Growth ($)
Shares sold	$1,017	$16,298,893	$1,091,539,022	$826,901,658	$8,179,936
Dividends reinvested	—	88,419	48,559,249	5,818,310	40,989
Shares redeemed	—	(686,568)	(10,995,224)	(273,649)	(408,095)

Net increase	$1,017	$15,700,744	$1,129,103,047	$832,446,319	$7,812,830

(1)	Commencement of operations.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Class ADV	Class I	Class S		Class S2

	April 28,	April 28,	Year	Year	May 9,
	2006(1) to	2006(1) to	Ended	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006

Moderate (Number of Shares)
Shares sold	85	147,279	29,621,769	29,968,190	627,075
Dividends reinvested	—	1,979	1,669,481	439,475	8,779
Shares redeemed	—	(31,327)	(2,236,262)	(3,333,963)	(10,794)

Net increase in shares outstanding	85	117,931	29,054,988	27,073,702	625,060

Moderate ($)
Shares sold	$1,017	$1,748,665	$349,733,217	$327,993,237	$7,304,470
Dividends reinvested	—	24,103	20,055,801	4,763,905	107,619
Shares redeemed	—	(387,522)	(26,453,703)	(37,063,443)	(131,736)

Net increase	$1,017	$1,385,246	$343,335,315	$295,693,699	$7,280,353

	Class ADV	Class I	Class S		Class S2

	April 28,	April 28,	Year	Year	May 2,
	2006(1) to	2006(1) to	Ended	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006

Moderate Growth (Number of Shares)
Shares sold	83	507,704	60,473,466	67,521,481	404,718
Dividends reinvested	—	3,120	3,582,278	855,174	1,427
Shares redeemed	—	(30,317)	(1,670,095)	(660,327)	(1,349)

Net increase in shares outstanding	83	480,507	62,385,649	67,716,328	404,796

Moderate Growth ($)
Shares sold	$1,017	$6,223,131	$729,828,455	$747,689,648	$4,914,617
Dividends reinvested	—	36,624	42,020,126	9,329,951	16,754
Shares redeemed	—	(373,449)	(20,131,641)	(7,139,686)	(16,538)

Net increase	$1,017	$5,886,306	$751,716,940	$749,879,913	$4,914,833

(1)	Commencement of operations.

NOTE 9 —	FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

	Undistributed
	Net Investment	Accumulated
	Income On	Net Realized
	Investments	Gains/(Losses)

Aggressive Growth	$5,954,150	$(5,954,150)
Growth	13,229,302	(13,229,302)
Moderate	2,789,309	(2,789,309)
Moderate Growth	7,094,978	(7,094,978)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005

	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

Aggressive Growth	$15,139,190	$7,726,996	$1,159,736	$19,459
Growth	30,785,163	17,903,541	5,502,459	315,851
Moderate	16,171,839	4,015,746	4,517,319	246,586
Moderate Growth	32,237,644	9,835,911	8,886,741	443,210

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long Term	Appreciation/	Capital Loss
	Income	Capital Gains	Depreciation	Carryforwards

Aggressive Growth	$20,653,932	$33,615,406	$149,186,006	$—
Growth	51,665,265	60,792,230	265,308,755	—
Moderate	23,814,141	14,049,333	57,408,991	—
Moderate Growth	47,450,976	43,035,618	177,991,985	—

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the National Association of Securities Dealers (“NASD”) regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

30

PORTFOLIO OF INVESTMENTS
ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,324,504	ING AllianceBernstein Mid Cap Growth Portfolio, Class I	$22,529,805
1,058,212	ING Disciplined Small Cap Value Portfolio, Class I	11,608,583
885,515	ING Global Real Estate Portfolio, Class I	11,883,609
1,228,244	ING JPMorgan Emerging Markets Equity Portfolio, Class I	24,085,873
8,698,101	ING JPMorgan International Portfolio, Class I	141,431,117
1,857,664	ING JPMorgan Value Opportunities Portfolio, Class I	23,610,907
9,794,354	ING Julius Baer Foreign Portfolio, Class I	165,916,361
2,804,488	ING Legg Mason Partners Aggressive Growth Portfolio, Class I	137,700,361
6,208,109	ING Legg Mason Value Portfolio, Class I	70,213,717
2,100,628	ING Neuberger Berman Partners Portfolio, Class I	22,959,866
1,868,085	ING Pioneer Mid Cap Value Portfolio, Class I	23,070,844
785,908	ING T. Rowe Price Growth Equity Portfolio, Class I	46,651,477
6,199,309	ING Van Kampen Comstock Portfolio, Class I	82,884,758
1,179,278	ING Van Kampen Real Estate Portfolio, Class I	46,062,615
3,632,151	ING VP Index Plus International Equity Portfolio, Class I	47,617,496
8,032,254	ING VP Index Plus LargeCap Portfolio, Class I	140,403,807
2,419,497	ING VP Index Plus MidCap Portfolio, Class I	45,704,302
2,546,667	ING VP Index Plus SmallCap Portfolio, Class I	45,814,546
1,578,289	ING VP Small Company Portfolio, Class I	34,248,875
2,028,003	ING Wells Fargo Small Cap Disciplined Portfolio, Class I	23,119,234

Total Investments in Securities (Cost $1,018,318,596)*	100.0%	$1,167,518,153
Other Assets and Liabilities - Net	(0.0)	(382,968)

Net Assets	100.0%	$1,167,135,185

*	Cost for federal income tax purposes is $1,018,332,147.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$149,775,426
Gross Unrealized Depreciation	(589,420)

Net Unrealized Appreciation	$149,186,006

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
ING LIFESTYLE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
3,182,415	ING AllianceBernstein Mid Cap Growth Portfolio, Class I	$54,132,881
2,541,669	ING Disciplined Small Cap Value Portfolio, Class I	27,882,108
2,126,841	ING Global Real Estate Portfolio, Class I	28,542,205
2,949,070	ING JPMorgan Emerging Markets Equity Portfolio, Class I	57,831,256
13,924,345	ING JPMorgan International Portfolio, Class I	226,409,846
4,460,229	ING JPMorgan Value Opportunities Portfolio, Class I	56,689,516
18,478,186	ING Julius Baer Foreign Portfolio, Class I	313,020,468
5,052,621	ING Legg Mason Partners Aggressive Growth Portfolio, Class I	248,083,693
9,938,580	ING Legg Mason Value Portfolio, Class I	112,405,338
5,046,298	ING Neuberger Berman Partners Portfolio, Class I	55,156,037
22,858,410	ING PIMCO Core Bond Portfolio, Class I	248,699,506
5,444,023	ING PIMCO High Yield Portfolio, Class I	56,127,874
5,469,045	ING Pioneer High Yield Portfolio, Class I	55,893,644
4,487,072	ING Pioneer Mid Cap Value Portfolio, Class I	55,415,341
1,415,556	ING T. Rowe Price Growth Equity Portfolio, Class I	84,027,432
10,631,470	ING Van Kampen Comstock Portfolio, Class I	142,142,751
2,125,041	ING Van Kampen Real Estate Portfolio, Class I	83,004,105
6,540,446	ING VP Index Plus International Equity Portfolio, Class I	85,745,241
16,073,453	ING VP Index Plus LargeCap Portfolio, Class I	280,963,965
5,812,086	ING VP Index Plus MidCap Portfolio, Class I	109,790,295
6,118,023	ING VP Index Plus SmallCap Portfolio, Class I	110,063,233
12,854,737	ING VP Intermediate Bond Portfolio, Class I	166,597,393
3,791,902	ING VP Small Company Portfolio, Class I	82,284,276
4,871,513	ING Wells Fargo Small Cap Disciplined Portfolio, Class I	55,535,246

Total Investments in Securities (Cost $2,529,594,295)*	100.0%	$2,796,443,650
Other Assets and Liabilities - Net	(0.0)	(905,086)

Net Assets	100.0%	$2,795,538,564

*	Cost for federal income tax purposes is $2,531,134,895.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$270,712,627
Gross Unrealized Depreciation	(5,403,872)

Net Unrealized Appreciation	$265,308,755

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
ING LIFESTYLE MODERATE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
536,317	ING AllianceBernstein Mid Cap Growth Portfolio, Class I	$9,122,754
3,520,558	ING JPMorgan International Portfolio, Class I	57,244,278
1,503,563	ING JPMorgan Value Opportunities Portfolio, Class I	19,110,287
3,964,288	ING Julius Baer Foreign Portfolio, Class I	67,155,032
756,947	ING Legg Mason Partners Aggressive Growth Portfolio, Class I	37,166,121
2,512,654	ING Legg Mason Value Portfolio, Class I	28,418,119
66,133,542	ING Liquid Assets Portfolio, Class I	66,133,542
3,000,225	ING Lord Abbett Affiliated Portfolio, Class I	38,042,850
1,700,880	ING Neuberger Berman Partners Portfolio, Class I	18,590,617
16,266,868	ING PIMCO Core Bond Portfolio, Class I	176,983,519
2,752,878	ING PIMCO High Yield Portfolio, Class I	28,382,177
1,843,619	ING Pioneer High Yield Portfolio, Class I	18,841,784
756,252	ING Pioneer Mid Cap Value Portfolio Class I	9,339,713
318,111	ING T. Rowe Price Growth Equity Portfolio, Class I	18,883,055
1,433,620	ING Van Kampen Comstock Portfolio, Class I	19,167,496
477,508	ING Van Kampen Real Estate Portfolio, Class I	18,651,458
1,469,962	ING VP Index Plus International Equity Portfolio, Class I	19,271,197
5,418,272	ING VP Index Plus LargeCap Portfolio, Class I	94,711,398
979,551	ING VP Index Plus MidCap Portfolio, Class I	18,503,714
1,546,629	ING VP Index Plus SmallCap Portfolio, Class I	27,823,857
11,555,711	ING VP Intermediate Bond Portfolio, Class I	149,762,015

Total Investments in Securities (Cost $882,876,739)*	100.0%	$941,304,983
Other Assets and Liabilities - Net	(0.0)	(308,280)

Net Assets	100.0%	$940,996,703

*	Cost for federal income tax purposes is $883,895,992.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$61,149,403
Gross Unrealized Depreciation	(3,740,412)

Net Unrealized Appreciation	$57,408,991

See Accompanying Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS
ING LIFESTYLE MODERATE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,253,064	ING AllianceBernstein Mid Cap Growth Portfolio, Class I	$21,314,616
2,001,707	ING Disciplined Small Cap Value Portfolio, Class I	21,958,720
1,161,420	ING JPMorgan Emerging Markets Equity Portfolio, Class I	22,775,440
9,596,392	ING JPMorgan International Portfolio, Class I	156,037,335
3,513,014	ING JPMorgan Value Opportunities Portfolio, Class I	44,650,406
13,231,545	ING Julius Baer Foreign Portfolio, Class I	224,142,371
3,094,931	ING Legg Mason Partners Aggressive Growth Portfolio, Class I	151,961,128
5,870,691	ING Legg Mason Value Portfolio, Class I	66,397,515
3,504,906	ING Lord Abbett Affiliated Portfolio, Class I	44,442,212
3,974,066	ING Neuberger Berman Partners Portfolio, Class I	43,436,538
34,005,253	ING PIMCO Core Bond Portfolio, Class I	369,977,150
6,431,809	ING PIMCO High Yield Portfolio, Class I	66,311,951
4,307,456	ING Pioneer High Yield Portfolio, Class I	44,022,204
1,766,922	ING Pioneer Mid Cap Value Portfolio, Class I	21,821,483
1,114,876	ING T. Rowe Price Growth Equity Portfolio, Class I	66,179,055
6,699,104	ING Van Kampen Comstock Portfolio, Class I	89,567,022
1,673,498	ING Van Kampen Real Estate Portfolio, Class I	65,366,824
3,434,450	ING VP Index Plus International Equity Portfolio, Class I	45,025,644
12,659,471	ING VP Index Plus LargeCap Portfolio, Class I	221,287,547
2,288,618	ING VP Index Plus MidCap Portfolio, Class I	43,232,002
3,613,577	ING VP Index Plus SmallCap Portfolio, Class I	65,008,259
21,936,337	ING VP Intermediate Bond Portfolio, Class I	284,294,928
1,918,339	ING Wells Fargo Small Cap Disciplined Portfolio, Class I	21,869,060

Total Investments in Securities (Cost $2,021,696,541)*	100.0%	$2,201,079,410
Other Assets and Liabilities - Net	(0.0)	(716,856)

Net Assets	100.0%	$2,200,362,554

*	Cost for federal income tax purposes is $2,023,087,425.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$186,584,749
Gross Unrealized Depreciation	(8,592,764)

Net Unrealized Appreciation	$177,991,985

See Accompanying Notes to Financial Statements

34

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount

ING Lifestyle Aggressive Growth Portfolio
Class ADV	NII	$0.0190
Class I	NII	$0.0190
Class S	NII	$0.0190
Class S2	NII	$0.0190
All Classes	STCG	$0.1926
All Classes	LTCG	$0.1080
ING Lifestyle Growth Portfolio
Class ADV	NII	$0.0628
Class I	NII	$0.0628
Class S	NII	$0.0628
Class S2	NII	$0.0628
All Classes	STCG	$0.1303
All Classes	LTCG	$0.1123
ING Lifestyle Moderate Portfolio
Class ADV	NII	$0.1158
Class I	NII	$0.1158
Class S	NII	$0.1158
Class S2	NII	$0.1158
All Classes	STCG	$0.1218
All Classes	LTCG	$0.0590
ING Lifestyle Moderate Growth Portfolio
Class ADV	NII	$0.1069
Class I	NII	$0.1069
Class S	NII	$0.1069
Class S2	NII	$0.1069
All Classes	STCG	$0.1281
All Classes	LTCG	$0.0717

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Lifestyle Aggressive Growth Portfolio	9.78%
ING Lifestyle Growth Portfolio	9.28%
ING Lifestyle Moderate Portfolio	7.15%
ING Lifestyle Moderate Growth Portfolio	7.26%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 — Present	Consultant (May 2001 — Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 — April 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	180	None
Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	180	Assured Guaranty Ltd. (November 2003 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	JDA Software Group, Inc. (January 1999 — Present); and Chairman, Swift Transportation Co. (March 2004 — Present).
Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	President and Director Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).

Trustees who is an “Interested Persons”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Principled Equity Market Trust (November 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	AmeriGas Propane, Inc. (January 1998 — Present); and UGI Corporation (February 2006 — Present).

Trustees who is an “Interested Persons”:
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 — Present March 2006 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present January 2003 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 — May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 30	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the 1940 Act provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the Investment Management Agreements (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios.

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Portfolio’s Advisory Contracts and Sub-Advisory Contracts were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Portfolios’ existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory Contracts and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Portfolios’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information

41

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the DE IRC reviews benchmarks used to assess the performance of each Portfolio. The DE IRC also meets regularly with the Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board’s Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser to a detailed series of questions posed by K&L Gates; (4) copies of the form of Advisory Contract; (5) copies of the Form ADV for the Adviser; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio’s Class S shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class S shares were selected, as general matter, so that the Portfolio’s class with the longest performance history (at the Fund-of-Funds or underlying Funds level, as relevant) was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees, including the DE IRC, to assist the Board and members of the Committees with their assessment of the investment performance of the funds in the ING Funds Complex, including the Portfolios, on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the DE IRC to analyze the key factors underlying investment performance for

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the funds in the ING Funds Complex, including the Portfolios.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolios and other ING Funds or among the Portfolios and other ING Funds available on a product platform, and the wide variety in the types of ING Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds, including the Portfolios, through re-negotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with the code of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed by the Adviser to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel, including the members of the Adviser’s Asset Allocation Committee. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to Portfolio shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules at the underlying Fund level that would indirectly benefit Portfolio shareholders because they result in lower advisory fees when the underlying Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also noted that, for underlying Funds that did not have breakpoint discounts on advisory fees, certain Funds may benefit from waivers to or reimbursements of advisory or other fees, and the extent to which economies of scale could

43

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Trustees considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements for the underlying Funds.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate payable by each Portfolio to the Adviser. The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser, and its affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fee payable to the Adviser is reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform through the year ending November 30, 2007.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index, and its style-specific benchmark, each of which appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING LifeStyle Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, but outperformed both for the year-to-date and one-year periods; (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods and in the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for ING Lifestyle Aggressive Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio

44

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LifeStyle Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and equaled the performance of its primary benchmark for the most recent calendar quarter, but outperformed both performance measures for the year-to-date and one-year periods; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and in the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for ING Lifestyle Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LifeStyle Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods and in the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for ING Lifestyle Moderate Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LifeStyle Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented, except it underperformed its Morningstar category median for the most recent calendar quarter; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods and in the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for ING Lifestyle Moderate Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

46

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ULS (1206-022807)

Funds

                   Annual Report

                   December 31, 2006

                   ING Investors Trust

• ING American Funds Growth Portfolio • ING American Funds International Portfolio • ING American Funds Growth-Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the “Fed”) ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) rose significantly.

Of course, the Fed’s actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)    The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING AMERICAN FUNDS GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING American Funds Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing all of its assets in the Class 2 Shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth Fund commentary of the Annual Report of the American Funds Insurance Series on page 34.

For the year ended December 31, 2006, the Portfolio returned 9.65%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned 15.79%.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception
	1 Year	September 2, 2003

ING American Funds Growth Portfolio	9.65%	13.46%
S&P 500® Index(1)	15.79%	12.82	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance of the index is shown from September 1, 2003.

4

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING American Funds International Portfolio (the “Portfolio”) seeks to make your investment grow over time by investing all of its assets in the Class 2 Shares of the International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Fund commentary of the Annual Report of the American Funds Insurance Series on page 35.

For the year ended December 31, 2006, the Portfolio returned 18.35%, compared to the Morgan Stanley Capital International Europe, Australasia and the Far East® Index (“MSCI EAFE® Index”)(1), which returned 26.34%.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception
	1 Year	September 2, 2003

ING American Funds International Portfolio	18.35%	22.20%
MSCI EAFE® Index(1)	26.34%	24.60	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)Since inception performance of the index is shown from September 1, 2003.

5

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING American Funds Growth-Income Portfolio (the “Portfolio”) seeks to make your investment grow and to provide you with income over time by investing all of its assets in the Class 2 Shares of the Growth-Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth-Income commentary of the Annual Report of the American Funds Insurance Series on page 36.

For the year ended December 31, 2006, the Portfolio returned 14.61%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned 15.79%.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception
	1 Year	September 2, 2003

ING American Funds Growth-Income Portfolio	14.61%	11.73%
S&P 500® Index(1)	15.79%	12.82	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of the largest companies in the U.S.

(2)Since inception performance of the index is shown from September 1, 2003.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING American Funds Growth	Value	Value	Expense	Six Months Ended
Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return	$1,000.00	$1,073.30	1.09%	$5.70
Hypothetical (5% return before expenses)	1,000.00	1,019.71	1.09	5.55

ING American Funds International Portfolio
Actual Portfolio Return	$1,000.00	$1,121.10	1.27%	$6.79
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.27	6.46

ING American Funds Growth-Income Portfolio
Actual Portfolio Return	$1,000.00	$1,105.30	1.03%	$5.47
Hypothetical (5% return before expenses)	1,000.00	1,020.01	1.03	5.24

*	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, and ING American Funds International Portfolio, each a series of ING Investors Trust, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from September 2, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2007

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

(Amounts in thousands, except per share amounts)

	ING	ING	ING
	American Funds	American Funds	American Funds
	Growth	International	Growth-Income
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in affiliated underlying funds(1) at value*	$2,042,257	$1,127,114	$1,428,065
Cash	7	2	3
Receivables for fund shares sold	1,854	750	393
Prepaid expenses	20	11	14

Total assets	$2,044,138	$1,127,877	$1,428,475

LIABILITIES:
Payable for investment securities purchased	1,842	743	392
Payable for fund shares redeemed	12	7	1
Accrued distribution fees	866	468	602
Payable for trustee fees	46	11	25
Other accrued expenses and liabilities	99	59	80

Total liabilities	2,865	1,288	1,100

NET ASSETS	$2,041,273	$1,126,589	$1,427,375

NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,608,477	830,788	1,167,771
Undistributed net investment income	5,914	11,993	15,321
Accumulated net realized gain on investments	17,696	21,680	30,794
Net unrealized appreciation on investments	409,186	262,128	213,489

NET ASSETS	$2,041,273	$1,126,589	$1,427,375

* Cost of investments in affiliated underlying funds	$1,633,071	$864,986	$1,214,576

Net assets	$2,041,273	$1,126,589	$1,427,375
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	31,753	49,937	32,514
Net asset value and redemption price per share	$64.29	$22.56	$43.90

(1)	The affiliated underlying funds for the ING American Funds Growth, ING American Funds International and ING American Funds Growth-Income Portfolios are the Class 2 shares of the American Growth, American International and American Growth-Income Funds, respectively. These financial statements should be read in conjunction with the affiliated underlying American Funds’ financial statements.

See Accompanying Notes to Financial Statements

9

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

(Amounts in thousands)

	ING	ING	ING
	American Funds	American Funds	American Funds
	Growth	International	Growth-Income
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends from affiliated underlying funds(1)	$15,324	$16,852	$20,524
Interest	2	1	1

Total investment income	15,326	16,853	20,525

EXPENSES:
Distribution fees	8,936	4,612	6,146
Transfer agent fees	3	4	3
Shareholder reporting expense	90	53	64
Registration fees	1	—	1
Professional fees	115	57	70
Custody and accounting expense	135	71	91
Trustee fees	73	31	45
Miscellaneous expense	54	25	43

Total expenses	9,407	4,853	6,463

Net investment income	5,919	12,000	14,062

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	11,031	8,412	28,849
Net realized gain on affiliated underlying funds	6,665	13,270	3,213
Net change in unrealized appreciation or depreciation on affiliated underlying funds	144,530	122,563	125,635

Net realized and unrealized gain on affiliated underlying funds	162,226	144,245	157,697

Increase in net assets resulting from operations	$168,145	$156,245	$171,759

(1)	The affiliated underlying funds for the ING American Funds Growth, ING American Funds International and ING American Funds Growth-Income Portfolios are the Class 2 shares of the American Growth, American International and American Growth-Income Funds, respectively. These financial statements should be read in conjunction with the affiliated underlying American Funds’ financial statements.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	ING American Funds		ING American Funds
	Growth Portfolio		International Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income	$5,919	$3,197	$12,000	$6,604
Net realized gain on affiliated underlying funds	17,696	2,178	21,682	1,917
Net change in unrealized appreciation or depreciation on affiliated underlying funds	144,530	185,545	122,563	103,988

Net increase in net assets resulting from operations	168,145	190,920	156,245	112,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,198)	—	(6,605)	(2,578)
Net realized gains	(2,178)	(292)	(1,918)	(926)

Total distributions	(5,376)	(292)	(8,523)	(3,504)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	352,474	512,141	299,292	289,646
Dividends reinvested	5,376	292	8,523	3,504

	357,850	512,433	307,815	293,150
Cost of shares redeemed	(29,696)	(7,368)	(47,716)	(9,858)

Net increase in net assets resulting from capital share transactions	328,154	505,065	260,099	283,292

Net increase in net assets	490,923	695,693	407,821	392,297

NET ASSETS:
Beginning of year	1,550,350	854,657	718,768	326,471

End of year	$2,041,273	$1,550,350	$1,126,589	$718,768

Undistributed net investment income at end of year	$5,914	$3,194	$11,993	$6,598

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	ING American Funds
	Growth-Income Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

FROM OPERATIONS:
Net investment income	$14,062	$8,663
Net realized gain on affiliated underlying funds	32,062	4,363
Net change in unrealized appreciation or depreciation on affiliated underlying funds	125,635	40,521

Net increase in net assets resulting from operations	171,759	53,547

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(8,662)	(3,066)
Net realized gains	(4,366)	(623)

Total distributions	(13,028)	(3,689)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	210,235	352,752
Dividends reinvested	13,028	3,689

	223,263	356,441
Cost of shares redeemed	(18,266)	(3,409)

Net increase in net assets resulting from capital share transactions	204,997	353,032

Net increase in net assets	363,728	402,890

NET ASSETS:
Beginning of year	1,063,647	660,757

End of year	$1,427,375	$1,063,647

Undistributed net investment income at end of year	$15,321	$8,659

See Accompanying Notes to Financial Statements

12

ING AMERICAN FUNDS GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended					September 2,
	December 31,					2003(1) to
						December 31,
	2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$58.81		50.88	45.47		42.35

Income (loss) from investment operations:
Net investment income (loss)	$0.20	**	0.12	(0.09)		0.01
Net realized and unrealized gain on investments	$5.46		7.82	5.50		3.11
Total from investment operations	$5.66		7.94	5.41		3.12

Less distributions from:
Net investment income	$0.11		—	0.00	*	—
Net realized gain from investments	$0.07		0.01	0.00	*	—
Total distributions	$0.18		0.01	0.00	*	—
Net asset value, end of period	$64.29		58.81	50.88		45.47

Total Return(2)%	9.65		15.61	11.91		7.37

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,041,273		1,550,350	854,657		130,333

Ratios to average net assets:
Expenses excluding expenses of the underlying fund(3)%	0.53		0.52	0.53		0.53
Net investment income (loss)(3)%	0.33		0.27	(0.27)		0.09
Portfolio turnover rate(4)%	1		1	3		0 *

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the underlying fund.

* Amount is less than 0.005% or $0.005.

** Per share data calculated using average shares outstanding throughout the period.

	Year Ended			September 2,
	December 31,			2003(5) to
				December 31,
	2006	2005	2004	2003

Expenses including net expenses of the underlying fund (6)%	1.09	1.09	1.14	1.17
Expenses including gross expenses of the underlying fund(6)%	1.12	1.12	1.14	1.17
Portfolio turnover rate of underlying fund %	35	29	30	34

(5) Commencement of operations.

(6) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

13

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended						September 2,
	December 31,						2003(1) to
							December 31,
	2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.24		16.03		13.53		11.78

Income from investment operations:
Net investment income	$0.27	*	0.23	*	0.22	*	0.12
Net realized and unrealized gain on investments	$3.24		3.10		2.30		1.63
Total from investment operations	$3.51		3.33		2.52		1.75

Less distributions from:
Net investment income	$0.15		0.09		0.02		—
Net realized gain from investments	$0.04		0.03		0.00	**	—
Total distributions	$0.19		0.12		0.02		—
Net asset value, end of period	$22.56		19.24		16.03		13.53

Total Return(2)%	18.35		20.92		18.64		14.86

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,126,589		718,768		326,471		44,814

Ratios to average net assets:
Expenses excluding expenses of the underlying fund(3)%	0.53		0.52		0.53		0.53
Net investment income(3)%	1.30		1.33		1.54		6.96
Portfolio turnover rate(4)%	4		2		5		2

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the underlying fund.

* Per share data calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

	Year Ended			September 2,
	December 31,			2003(5) to
				December 31,
	2006	2005	2004	2003

Expenses including net expenses of the underlying fund (6)%	1.27	1.29	1.36	1.41
Expenses including gross expenses of the underlying fund(6)%	1.32	1.34	1.37	1.41
Portfolio turnover rate of underlying fund %	29	40	37	41

(5) Commencement of operations.

(6) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

14

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended						September 2,
	December 31,						2003(1) to
							December 31,
	2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$38.72		36.93		33.67		30.83

Income from investment operations:
Net investment income	$0.47	*	0.38	*	0.29	*	0.20
Net realized and unrealized gain on investments	$5.15		1.57		3.01		2.64
Total from investment operations	$5.62		1.95		3.30		2.84

Less distributions from:
Net investment income	$0.29		0.13		0.04		—
Net realized gain from investments	$0.15		0.03		0.00	**	—
Total distributions	$0.44		0.16		0.04		—
Net asset value, end of period	$43.90		38.72		36.93		33.67

Total Return(2)%	14.61		5.29		9.79		9.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,427,375		1,063,647		660,757		97,992

Ratios to average net assets:
Expenses excluding expenses of the underlying fund(3)%	0.53		0.52		0.53		0.53
Net investment income(3)%	1.14		1.00		0.84		4.41
Portfolio turnover rate(4)%	1		1		2		0 **

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the underlying fund.

* Per share data calculated using average number of shares outstanding throughout the period.

** Amount is less than 0.005% or $0.005.

	Year Ended			September 2,
	December 31,			2003(5) to
				December 31,
	2006	2005	2004	2003

Expenses including net expenses of the underlying fund (6)%	1.03	1.04	1.08	1.12
Expenses including gross expenses of the underlying fund(6)%	1.06	1.06	1.08	1.12
Portfolio turnover rate of underlying fund %	25	20	21	21

(5) Commencement of operations.

(6) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2006 the Trust had fifty-nine operational portfolios. The three portfolios included in this report are: ING American Funds Growth Portfolio (“Growth”), ING American Funds International Portfolio (“International”) and ING American Funds Growth-Income Portfolio (“Growth-Income”) (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate series (”Master Fund”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as each Portfolio. As of December 31, 2006, Growth, International, and Growth-Income held 7.5%, 12.5% and 5.3% of the American Growth Fund, American International Fund and American Growth-Income Fund, respectively. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the participating insurance companies.

The Trust is intended to serve as investment options for (i) Variable Contracts offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently provides investment options for Variable Contracts offered by: ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver, ReliaStar Life Insurance Company, ING Life Insurance Company of America, ING Life Insurance and Annuity Company, and ReliaStar Life Insurance Company of New York, each an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to financial statements, which accompany this report.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and related excise tax provisions and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”) and ING Funds Services, LLC (the “Administrator”), both indirect, wholly-owned subsidiaries of ING Groep, provide each of the Portfolios with advisory and administrative services, respectively, under a management agreement and an administration agreement (the “Agreements”). Under the terms of the Agreements, during periods when each Portfolio invests all or substantially all of its assets in another investment company, the Portfolio pays no management fee and no administration fee. During periods when the Portfolios invest directly in investment securities, each Portfolio pays the Administrator a monthly administration fee of 0.10% of its average daily net assets and the Investment Adviser a monthly management fee based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

Growth	0.50% of the first $600 million; 0.45% of the next $400 million; 0.42% of the next $1 billion; 0.37% of the next $1 billion; 0.35% on the next $2 billion; 0.33% of the next $3 billion; 0.315% of the next $5 billion; and 0.30% of the amount in excess of $13 billion

International	0.69% of the first $500 million; 0.59% on the next $500 million; 0.53% on the next $500 million; 0.50% on the next $1 billion; 0.48% on the next $1.5 billion; 0.47% on the next $2.5 billion; 0.46% on the next $4 billion; and 0.45% of the amount in excess of $10.5 billion

Growth-Income	0.50% of the first $600 million; 0.45% on the next $900 million; 0.40% on the next $1 billion; 0.32% on the next $1.5 billion; 0.285% on the next $2.5 billion; 0.256% on the next $4 billion; and 0.242% of the amount in excess of $10.5 billion

Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENTS IN MASTER FUNDS

For the year ended December 31, 2006, the cost of purchases and the proceeds from the sales of the Master Funds, were as follows (in thousands):

	Purchases	Sales

Growth	$363,604	$24,411
International	311,935	38,433
Growth-Income	249,104	13,642

NOTE 5 — DISTRIBUTION FEES

Each of the Portfolios has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with ING Funds Distributor, LLC(1) (“IFD” or the “Distributor”). The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to IFD, at an annual rate not to exceed 0.50% of the average daily net assets. In addition, Class 2 shares of each Master Fund pay 0.25% of average assets annually to American Funds Distributors, Inc. pursuant to a plan of distribution which fees are indirectly borne by the Portfolios.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy (the “Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. These investors also bear the proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

At December 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance Company — American Funds Growth (97.16%); American Funds International (96.11%); American Funds Growth-Income (96.46%).

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows (in thousands):

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Growth (Number of Shares)
Shares sold	5,796	9,703
Dividends reinvested	89	5
Shares redeemed	(496)	(140)

Net increase in shares outstanding	5,389	9,568

Growth ($)
Shares sold	$352,474	$512,141
Dividends reinvested	5,376	292
Shares redeemed	(29,696)	(7,368)

Net increase	$328,154	$505,065

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

International (Number of Shares)
Shares sold	14,534	17,369
Dividends reinvested	420	217
Shares redeemed	(2,381)	(585)

Net increase in shares outstanding	12,573	17,001

International ($)
Shares sold	$299,292	$289,646
Dividends reinvested	8,523	3,504
Shares redeemed	(47,716)	(9,858)

Net increase	$260,099	$283,292

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Growth-Income (Number of Shares)
Shares sold	5,164	9,570
Dividends reinvested	326	101
Shares redeemed	(445)	(92)

Net increase in shares outstanding	5,045	9,579

Growth-Income ($)
Shares sold	$210,235	$352,752
Dividends reinvested	13,028	3,689
Shares redeemed	(18,266)	(3,409)

Net increase	$204,997	$353,032

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted

(1)	Prior to December 31, 2006, ING Financial Advisers, LLC (“IFA”) served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — FEDERAL INCOME TAXES (continued)

accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006 (in thousands):

		Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gains/ (Losses)

Growth	$(1)	$1
Growth-Income	1,262	(1,262)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows (in thousands):

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005

	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

Growth	$3,408	$1,968	$—	$292
International	6,605	1,918	3,411	94
Growth-Income	8,665	4,363	3,607	83

The tax-basis components of distributable earnings for federal income tax purposes as of December 31, 2006 were (in thousands):

	Undistributed	Undistributed	Unrealized
	Ordinary	Long Term	Appreciation/
	Income	Capital Gains	(Depreciation)

Growth	$5,916	$17,695	$409,186
International	11,995	21,679	262,128
Growth-Income	15,322	30,793	213,489

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For Calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios’ has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios are currently assessing the impact, if any, that will result from adopting SFAS No. 157.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the National Association of Securities Dealers (“NASD”) regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Boards that, at that time, these instances include the following:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

22

PORTFOLIO OF INVESTMENTS
ING AMERICAN FUNDS GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value
(Amounts in Thousands)		(Amounts in Thousands)

AFFILIATED INVESTMENT COMPANIES: 100.0%
31,870	American Funds Growth Fund — Class 2 Shares	$2,042,257

Total Investments in Securities (Cost $1,633,071)*	100.0%	$2,042,257
Other Assets and Liabilities - Net	(0.0)	(984)

Net Assets	100.0%	$2,041,273

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$409,186
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$409,186

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value
(Amounts in Thousands)		(Amounts in Thousands)

AFFILIATED INVESTMENT COMPANIES: 100.0%
51,373	American Funds International Fund — Class 2 Shares	$1,127,114

Total Investments in Securities (Cost $864,986)*	100.0%	$1,127,114
Other Assets and Liabilities - Net	(0.0)	(525)

Net Assets	100.0%	$1,126,589

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$262,128
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$262,128

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value
(Amounts in Thousands)		(Amounts in Thousands)

AFFILIATED INVESTMENT COMPANIES: 100.0%
33,848	American Funds Growth-Income Fund — Class 2 Shares	$1,428,065

Total Investments in Securities (Cost $1,214,576)*	100.0%	$1,428,065
Other Assets and Liabilities - Net	(0.0)	(690)

Net Assets	100.0%	$1,427,375

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$213,489
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$213,489

See Accompanying Notes to Financial Statements

25

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount

ING American Funds Growth Portfolio	NII	$0.1084
	STCG	$0.0071
	LTCG	$0.0667
ING American Funds International Portfolio	NII	$0.1467
	LTCG	$0.0426
ING American Funds Growth-Income Portfolio	NII	$0.2889
	STCG	$0.0001
	LTCG	$0.1455

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Funds Growth Portfolio	100%
ING American Funds Growth-Income Portfolio	100%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

				Number of
				Portfolios
			Principal	in Fund
	Position(s)	Term of Office	Occupation(s)	Complex
	held with	and Length of	during the Past Five	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	Years	by Trustee	held by Trustee

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).	180	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).	180	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).	180	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	180	Assured Guaranty Ltd. (November 2003 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).	180	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 — Present	Consultant (May 2001 — Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 — April 2001).	180	Stillwater Mining Company (May 2002 — Present); California Healthcare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).	180	Principled Equity Market Trust (November 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	180	AmeriGas Propane, Inc. (January 1998 — Present); and UGI Corporation (February 2006 — Present).

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Number of
Portfolios
			Principal	in Fund
	Position(s)	Term of Office	Occupation(s)	Complex
	held with	and Length of	during the Past Five	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	Years	by Trustee	held by Trustee

Trustees who is an “Interested Persons”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).	180	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

28

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 — Present March 2006 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present January 2003 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 — May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 30	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-approval of Investment Advisory Contract

Section 15(c) of the 1940 Act provides that, after an initial period, the Portfolios’ existing Investment Management Agreement between ING Investments, LLC (the “Adviser”) and the Portfolios (the “Advisory Contract”) remains in effect only if the Board of Trustees (the “Board”) of ING Investors Trust, including a majority of the Trustees who have no direct or indirect interest in the Advisory Contract, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew the Contract. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the Advisory Contract.

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewal of the Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory arrangements for the funds in the ING Funds complex, including the Trust’s existing Advisory Contract, and to approve new advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory Contract, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Portfolios’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory Contract renewal process. Management provides Portfolio-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of Advisory and Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewal of the Advisory Contract that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser to the Portfolios provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewal for the period ending November 30, 2007. In addition, the Board’s Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory Contract.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser to a detailed series of questions posed by K&L Gates; (4) a copy of the form of Advisory Contract; (5) a copy of the Adviser’s Form ADV; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of the Advisory Contract, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which was compared to the analogous class of shares for each fund in the Selected Peer Group. It should be noted that, as a technical matter, the performance of a Portfolio reflects that of the Master Fund in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and members of the Committees with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios.

In considering the Portfolios’ Advisory Contract, the Board considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between shares of the Portfolios or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the administrative expenses of the ING Funds, including the Portfolios, through re-negotiated arrangements with the ING Funds’ service providers.

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by the Adviser’s personnel with the code of ethics. The Board considered reports from the Portfolios’ Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed by the Adviser to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to Portfolio shareholders. The Board noted that the performance of each Portfolio reflects the performance of the underlying Master Fund in which it invests.

While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and the Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests those results in a lower, aggregate advisory fee payable by Portfolio shareholders.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contract, and the potential fall-out benefits to the Adviser, and its affiliates, from its association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform through the year ending November 30, 2007.

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Portfolio’s current Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Funds Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the one-year period, but underperformed for the most recent calendar quarter and year-to date periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory Contract for ING American Funds Growth Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds Growth Fund (Class 2 shares) (the “Growth Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Growth Master Fund; (3) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group; and (4) advisory fees are charged by the Growth Master Fund and indirectly borne by Portfolio shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Morningstar category median and its primary benchmark for all periods presented; (2) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and one-year periods and in the fifth (lowest) quintile for the year-to-date period.

In considering the fees payable under the Advisory Contract for ING American Funds International Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds International Fund (Class 2 shares) (the “International Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the International Master Fund; (3) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group; and (4) advisory fees are charged by the International Master Fund and indirectly borne by Portfolio shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Growth-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and in the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory Contract for ING American Funds Growth-Income Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds Growth-Income Fund (Class 2 shares) (the “Growth-Income Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Growth-Income Master Fund; (3) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group; and (4) advisory fees are charged by the Growth-Income Master Fund and indirectly borne by Portfolio shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

36

The right choice for the long term®
American Funds Insurance Series
The benefits of choice: understanding your options
Annual report for the year ended December 31, 2006

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investment portfolios

Growth Fund

International Fund

Growth-Income Fund
The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.
This report shows investment results for Class 1, 2 and 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the individual fund reports are for Class 2 shares. The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years). The mountain charts reflect results for Class 2 shares. The investment results tables show the average annual total returns over various periods for Class 1, 2 and 3 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.
Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
Investments outside the United States, especially those in developing countries, are subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Small-company stocks involve additional risks and can fluctuate in price more than larger company stocks. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

38

Fellow investors:
The year that ended December 31, 2006, was a strong one for investors in almost every sector from U.S. stock and bond markets to markets around the globe. Against this background, every investment option in the American Funds Insurance Series gained value for the fourth consecutive year.
While most markets around the world fared well, those outside the U.S. posted the greatest gains, rewarding individuals who invested a portion of their assets in non-U.S. stocks and bonds. The dollar’s slide — it lost 10.4% against the euro and 12.2% against the British pound in 2006 — also boosted the returns in non-U.S. markets when the gains were translated into dollars.
In 2006, Standard and Poor’s 500 Composite Index, a broad measure of the U.S. stock market, rose 15.8%, and the Nasdaq Composite Index, home to many of the nation’s technology companies, gained 9.5%. Outside the U.S., stock markets were even stronger. The MSCI EAFE® (Europe, Australasia, Far East) Index rose 26.9%. In Germany, the DAX rose 22.0% when measured in euros while the London FTSE gained 14.8% when measured in pounds. The Japanese market was a laggard among major markets, but even it gained a solid 7.9%, as measured in yen by the Nikkei 225 Index.
Fixed-income markets in the U.S. and abroad also posted gains. The Citigroup Broad Investment-Grade (BIG) Bond Index gained 4.3%, while the Credit Suisse High Yield Index rose 11.9%, and every fixed-income fund in the series gained value.
While most investments posted good returns in 2006, outside the financial markets it was a tumultuous period. Violence increased in Iraq, and Democrats won control of both the House of Representatives and the Senate for the first time in 12 years. In addition, the long bull market in U.S. residential real estate finally came to an end.
Despite the armed conflict in the Middle East and political change at home, the markets were dominated primarily by economic, not political, factors. Continued low long-term U.S. interest rates, a benign inflation outlook and healthy corporate profits combined to move the markets higher. The economic outlook lacked clarity when the year began. Oil prices, which can be a key driver of inflation, started rising early in the year, peaked in July and began retreating. By the end of the year, prices had declined to the level they were on January 1, 2006.
The U.S. Federal Reserve paused after a long series of short-term interest rate hikes. After four increases in the fi rst six months of 2006, the U.S. central bank held the federal funds rate steady at 5.25% through the end of the year. Yields on the 10-year U.S. Treasury, a benchmark for mortgages and corporate bonds, also rose modestly during the year, from 4.4% to 4.7%.
As we enter 2007, the economy and the markets are sending mixed signals about what lies ahead. U.S. interest rates are relatively low by historical standards, but the Fed has expressed its resolve to fight inflation. In addition, at the end of 2006, yields on short-term Treasury bills were higher than on long-term Treasury bonds. Historically, “inverted yield curves” often preceded a recession. Yet there are also reasons for optimism. The economy continues to grow, and corporate earnings remain strong despite their upward run over the last five years. Furthermore, U.S. stocks, as measured by the S&P 500, are not out of line with historic price-to-earning ratios.
It is impossible to know the future, of course. We do know from experience, however, that the markets will not always be as strong as they have been in the recent past. Nevertheless, we remain confident in the long-term prospects of the global equity and fixed-income markets and urge our investors to remain focused on their financial goals despite market fluctuations — up or down.
The past year was also a time of change for the American Funds Insurance Series, as two new investment options — the Global Growth and Income Fund and the Global Bond Fund — were added. We welcome our new investors in these funds and look forward to reporting to you again in six months.

Cordially,

James K. Dunton	Donald D. O’Neal
Vice Chairman of the Board	President
Principal Executive Officer

February 1, 2007

39	American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2006
Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3
1 year	+10.48%	+10.22%	+10.29%
5 years	+ 8.55	+ 8.29	+ 8.36
10 years	+13.67	+13.39	+13.47
Lifetime (since February 8, 1984)	+14.76	+14.45	+14.55

Gross expense ratio	.34	.59	.52
The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.
The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
Growth Fund
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
Growth Fund gained 10.2% for the year ended December 31, 2006. Although it had a solid year, especially compared to multi-cap growth funds, the fund did not keep pace with the S&P 500, which rose 15.8%.
Strong corporate earnings, a healthy economy and a benign outlook for inflation combined to boost investors’ confidence and drive the markets higher during 2006. Oil prices rose during the first half of the year, hitting a high of $77.03 a barrel in July before declining to $61.05 on December 31, essentially unchanged for the year. Despite the volatility in the price of oil, the fund’s investments in companies that provide oil equipment and services fared well.
Growth Fund also benefited from its holdings in software firms and communications equipment companies, as well as diversified telecommunication services firms. At the same time, the fund was hurt by its investments in the automobile components and consumer services industries.

40	American Funds Insurance Series

International Fund
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
International Fund benefited from the strength in non-U.S. markets and gained 19.0% as of December 31, 2006, a strong year that nevertheless lagged the MSCI EAFE® (Europe, Australasia, Far East) Index, which rose 26.9%.
The markets with the greatest returns in 2006 were outside the United States. European markets were especially strong, as Germany’s DAX rose 36.0% and the French market gained 35.4%,1 when measured in U.S. dollars. Other European markets, including the United Kingdom, Austria, Ireland, Spain and the Netherlands, all gained more than 30% when measured in dollars. The gains in non-U.S. markets were magnified by the dollar’s weakness. The greenback lost 10.4% against the euro and 12.2% against the British pound. It gained slightly against the Japanese yen, increasing 0.9%.
Many Asian markets also rose, but returns were not uniformly strong. In U.S. dollar terms, Indonesia’s market rose 74.8% and the Australian market gained 32.5%, but the Japanese market, as measured by the Nikkei 225 Index, rose only 6.9%. The fund’s investments in the energy sector, diversified telecommunications and commercial banks helped, while its holdings in electronic equipment declined.
Where the fund’s assets were invested based on total net assets as of December 31, 2006

Europe

Germany	8.9%
France	7.9
Switzerland	7.7
United Kingdom	7.1
Netherlands	2.5
Spain	2.5
Denmark	2.2
Austria	1.5
Italy	1.4
Belgium	1.1
Other	3.2

46.0

Asia/Pacific Basin

Japan	13.3
South Korea	6.7
Taiwan	3.3
Australia	3.2
India	3.2
Hong Kong	2.4%
Indonesia	1.1
Other	2.8

36.0

The Americas

Canada	3.5
Brazil	2.5
Mexico	2.1
United States	.7

8.8

Other regions	.1

Short-term securities & other assets less liabilities	9.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3
1 year	+19.33%	+18.98%	+19.07%
5 years	+14.94	+14.65	+14.74
10 years	+11.37	+11.09	+11.17
Lifetime (since May 1, 1990)	+10.93	+10.64	+10.73

Gross expense ratio	.54	.79	.72
The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.
The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

[1]	Unless otherwise indicated, country returns are based on MSCI indices, assume reinvestment of dividends and are measured in U.S. dollars.

[2]	MSCI EAFE (Europe, Australasia, Far East) Index.

[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

41	American Funds Insurance Series

Growth-Income Fund
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
Growth-Income Fund gained 15.2% for the year ended December 31, 2006, lagging the S&P 500, which rose 15.8% over the same period.
The U.S. stock market registered another solid year in 2006 as the economy continued to grow and corporate profits remained strong. Expectations of higher inflation diminished as oil prices declined during the second half of the year. The Federal Reserve, which raised the federal funds rate four times during the first half of the year, held the rate steady during the final six months.
In many ways, the fund’s return reflected these broader trends. The fund’s investments in telecommunications, helped by the merger of AT&T and Bell South, boosted returns. During the first half of 2006, the fund also benefited from its investments in oil companies, but as the price of oil dropped during the second half of 2006, those holdings lost value. By the end of the year, oil stocks had had little impact on returns. On the negative side, the fund’s investments in information technology stocks hurt returns. The fund also maintained an above-average buying reserve throughout 2006, holding an average of about 13% of its assets in cash.
Where the fund’s assets were invested based on total net assets as of December 31, 2006
Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3
1 year	+15.51%	+15.20%	+15.30%
5 years	+ 8.06	+ 7.79	+ 7.87
10 years	+10.53	+10.26	+10.33
Lifetime (since February 8, 1984)	+13.18	+12.86	+12.98

Gross expense ratio	.28	.53	.46
The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.
The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

42	American Funds Insurance Series

The benefits of choice: understanding your options
An English novelist once wrote, “the strongest principle of growth lies in human choice.” Though not as she originally intended, her words hold true for investing. Understanding the many available options can help you make better investment decisions and ultimately, maximize the growth of your portfolio. It is important to keep in mind, however, that choosing the right investment options depends on many factors, including your age, when you plan to retire and your tolerance for risk.
With its diverse range of choices, American Funds Insurance Series can help you meet your retirement goals. To that end, two new funds were added to the series’ lineup this year to help balance its offerings and provide you with more options. On the following pages, we’ll differentiate the 15 funds in the series and discuss them in greater detail. We hope this will give you a better understanding of the funds and how they can serve your long-term investment goals.

43	American Funds Insurance Series

“It’s important to keep in mind that our focus is on companies — not countries or regions. We rely on in-depth global research to find companies with sound management teams and sustainable competitive advantages.”
— Steve Watson, portfolio counselor
Global Discovery Fund

Global Growth Fund
Global Small Capitalization Fund
International Fund
New World Fund
Growth Fund
Helping to build your retirement assets
The first phase of retirement savings — accumulating assets — typically begins long before retirement. During this phase, investors are likely to focus on growth. American Funds Insurance Series has six growth-oriented options that give investors a full range of choices.
Global Discovery Fund seeks growth by investing in some of the most dynamic sectors of the global economy. Within these parameters, the fund’s portfolio encompasses a broad spectrum of companies. As industries as diverse as technology, financial services and health care become increasingly intrinsic to how we operate our businesses and manage our lives, the fund’s investment options continue to expand.
The global advantage
Over the past few decades, political and economic changes around the world have opened borders to free trade and free enterprise and have spurred technological innovations. As the global marketplace has grown, so has the number of investment opportunities around the world.
Based on MSCI indices as of December 31, 2006. World capitalization as a percentage of the MSCI ACWI (All Country World Index) Index.
“Since its inception, the fund’s purview has gone well beyond technology, telecommunications and media,” says Gordon Crawford, one of the fund’s three portfolio counselors. “We also invest in companies that specialize in business services, retail and finance, to name just a few. None of these industries is new, yet they are always evolving and our investments evolve with them.”
In addition, the fund’s investment universe literally covers the world. While the largest portion of its assets remain in the U.S., the international component of the portfolio has been increasing steadily. Including the U.S., Global Discovery Fund is currently invested in more than two dozen countries.

44	American Funds Insurance Series

Some of the largest and most successful companies are based overseas. In fact, more than three-quarters of the world’s stocks are listed on exchanges outside the U.S. Of course, investing outside the United States poses its own risks, including currency fluctuations and political uncertainty. Still, investing overseas offers opportunities, and the flexibility of Global Growth Fund allows it to take advantage of these opportunities.
“We believe that being able to invest in companies regardless of where they are located offers tremendous value to investors. It’s beneficial not only in terms of capitalizing on opportunity, but also by creating a geographically diverse portfolio that is better able to withstand regional economic downturns and currency fluctuations,” says Steve Watson, one of the fund’s three portfolio counselors. “However, it’s important to keep in mind that our focus is on companies — not countries or regions. We rely on in-depth global research to find companies with sound management teams and sustainable competitive advantages.” As of its fiscal year-end, the fund’s portfolio included investments from approximately 50 companies in more than 20 countries.
Global Small Capitalization Fund can also invest globally, but its universe is that of small-company stocks — currently defined by Capital Research and Management Company, investment adviser to the series, as companies with market capitalizations of $3.5 billion or less.
“Despite their attractive growth prospects, many small companies are not widely followed, or understood, by institutions and individual investors. As a result, stock prices don’t always reflect a company’s true potential,” explains Blair Frank, one of three portfolio counselors for the fund. “This works to our advantage. Small-company stocks can reward careful analysis and in-depth research, both of which are at the core of our investment philosophy.”
Because the majority of companies listed on the world’s stock markets are small-capitalization firms, it is difficult for most traditional analysts to follow this vast array of companies. At Capital Research, a dedicated group of investment professionals make up the Small-Company Research Team, which strives to stay at the forefront of change and follows companies where no established industry exists.
Since International Fund, which invests primarily in the stocks of companies located outside the U.S., was launched in 1990, world markets have undergone remarkable changes. Companies are operating globally in order to grow and stay competitive, and the quickening of technological innovation has created new industries. When the fund began, stock markets outside the U.S., as measured by the MSCI ACWI ex USA, had a collective capitalization of about $3.4 trillion, slightly more than that of the United Kingdom today. International stocks are now worth about $16.1 trillion and include markets like South Korea and Brazil.
“One reason to invest outside the U.S. is a simple one: diversification,” says Alwyn Heong, one of the fund’s three portfolio counselors. “Because stock markets often move in different directions, an international component can help cushion your overall portfolio against declines in the U.S. and hopefully help it do even better at times.” Indeed, international markets have bested their U.S. counterparts in 10 of the past 20 calendar years, as measured by the MSCI EAFE and MSCI USA indices.
With the goal of reducing volatility while pursuing long-term capital appreciation, New World Fund blends three types of investments — stocks of multinational companies based in the developed world with significant exposure to the developing world, stocks of companies based in the developing world, and government and corporate bonds of issuers in developing countries.
This flexibility helps the fund meet one of its main objectives — trying to temper some of the volatility inherent in investing in developing countries. “By having the opportunity of investing outside of the developing world, we try to reduce that volatility,” explains Rob Lovelace, one of the fund’s three portfolio counselors. “So when developing markets are weak, the fund has tended to have better results than pure emerging markets funds. When developing markets do really well, the fund has tended to do really well.”

45	American Funds Insurance Series

While the pace of growth may slow in developing countries in the next year or two, it is still “expected to remain very robust,” according to the World Bank.
Growth Fund is one of the oldest equity options in the American Funds Insurance Series and invests primarily in U.S. companies that have a record of growth, a sustainable competitive edge, good management and solid prospects for the future.
“I look for companies that have proven in the past to have above-average growth and that we believe will continue to have above-average growth in the future,” says Donnalisa Barnum, one of the fund’s five portfolio counselors. “Careful research by experienced investment professionals is the key. We focus on growth potential for the long term and look for companies with a competitive edge, whether it is in the services or the products they offer, their culture, their product development process, their distribution systems or their technologies.”
The fund’s five portfolio counselors have an average of 31 years of experience and, with more than $27 billion in assets, it is the largest fund in the American Funds Insurance Series.
Complementing your growth strategy
As investors accumulate assets for retirement, they’ll want to use as many tools as they can. One very important tool that can complement long-term growth strategy is reinvested dividends. American Funds Insurance Series has three investment options specifically designed with the importance of dividends in mind. While Asset Allocation Fund does not focus on dividends, its tactical approach to diversification can also complement your growth strategy.
In the two decades since it was launched in 1984, Growth-Income Fund has been the cornerstone of many investment plans. The fund invests primarily in dividend-paying U.S. stocks and is designed to seek both capital appreciation and income.
“There are several reasons behind our long-standing belief that dividends merit a prominent role in portfolio strategy,” says Jim Dunton, one of the fund’s four portfolio counselors. “Dividends provide a strong anchor in all market cycles, and a dividend-focused strategy has historically worked well in a flat or moderately favorable investment environment. They can also smooth out volatility in a portfolio, because dividends tend to be relatively stable and are not directly affected by market fluctuations.”
In addition, reinvested dividends can account for a large portion of total returns over extended periods. Over the past 25 years, dividends have accounted for about 52% of the total return of U.S. stocks as measured by Standard & Poor’s 500 Composite Index.
Blue Chip Income and Growth Fund focuses on the stocks of large, well-established, dividend-paying companies based primarily in the U.S. (10% of the portfolio holdings may be invested in non-dividend-paying companies). Only companies that have demonstrated their ability to produce relatively steady results over long periods of time qualify for the fund’s portfolio.
In short, the fund focuses on stocks issued by large, well-financed U.S.-based companies that often do business around the world. “Global research can be crucial when evaluating U.S. stocks,” explains Jim Dunton, one of the fund’s three portfolio counselors. “In the pharmaceutical industry, for example, the top company in terms of sales is a U.S. company — Pfizer. But many of its largest competitors are foreign corporations, so we have to know what’s going on with them, too.” The fund’s portfolio counselors often benefit from the insights of their Capital Research colleagues working around the world.
Global Growth and Income Fund, one of two new funds introduced this year, balances income with growth and offers the opportunity to participate in global markets by investing in established, dividend-focused companies from around the world.
The fund’s global reach greatly facilitates its growth and income objectives. “The fund’s flexible mandate is truly an asset,” says

46	American Funds Insurance Series

“Dividends provide a strong anchor in all market cycles, and a dividend-focused strategy has historically worked well in a flat or moderately favorable investment environment.”
— Jim Dunton, portfolio counselor
Gregg Ireland, one of three portfolio counselors for the fund. “Good opportunities abound in markets around the globe and we’ve been given carte blanche to seek them out.” Currently, no particular region of the world offers the best value. With Capital Research’s extensive research effort, world-class companies can be found in all corners of the globe.
As investors get close to retirement, they may find themselves with three seemingly contradictory goals — current income, preservation of capital and growth of assets. Asset Allocation Fund aims to achieve these three objectives. It accomplishes this by holding a portfolio of high-quality stocks for growth, a blend of investment-grade and high-yield bonds for current income, and cash for asset preservation.
“Besides diversification by asset class, the stock and bond portfolios are also diversified by industry. The fund’s portfolio represents a cross section of the nation’s economy, including financial companies, information technology, health care, telecommunication services, energy and industrial firms,” observes Alan Berro, one of four portfolio counselors for the fund.
In addition to its varied holdings, the fund achieves further diversification through the multiple portfolio counselor system, which is common to all funds in the American Funds Insurance Series. In this system, each of the fund’s portfolio counselors manages a portion of the portfolio independently within the fund’s overall guidelines. This helps provide diversity of investment options and experience.
Growth-Income Fund
Blue Chip Income and Growth Fund
Global Growth and Income Fund
Asset Allocation Fund

47	American Funds Insurance Series

“It’s nearly impossible to know which bonds or regions are going to deliver the best returns in a given year. That’s why it’s best to have a mix of investments in your portfolio at all times.”
— Mark Dalzell, portfolio counselor
Bond Fund
Global Bond Fund
High-Income Bond Fund
U.S. Government/ AAA-Rated Securities Fund
Cash Management Fund
Keeping what you earn
Although investors may still need growth options in their portfolios when they retire, fixed-income investment options should also play a critical role in their plans. Bonds provide a steady stream of income and provide a counterbalance to equity investments, which can often be volatile. American Funds Insurance Series has four fixed-income investment options to help investors diversify their portfolios.
Bond Fund has a broad mandate covering nearly every area of the bond market, which means the fund can diversify among the best income opportunities that fundamental research can uncover.
The fund’s broad diversity helps to minimize risks overall because different types of bonds often respond differently to changing economic conditions and market cycles. Abner Goldstine, one of the fund’s four portfolio counselors, explains, “Changing relationships among the various sectors of the bond market can create pockets of opportunity for investors with the resources to find them. With Bond Fund, we have the opportunity to move portions into a variety of investments any time and anywhere we uncover value in the market.”
As of December 31, 2006, the fund held bonds from issuers in almost every sector of the bond market. Additionally, these holdings have maturities that span the traditional bond sector, from three months to 30 years. With respect to credit quality, the fund focuses primarily on investment-grade debt; it also maintains a modest exposure to high-yield bonds.

48	American Funds Insurance Series

With more than half of the world’s bonds issued outside of the U.S., Global Bond Fund can help investors access the benefits of global bond investing. The fund, introduced this year, emphasizes total return and invests in a mix of government and corporate bonds primarily in developed markets around the globe. It can also invest up to 25% of its assets in bonds rated below investment-grade, including bonds issued by governments and companies in developing countries.
“It’s nearly impossible to know which bonds or regions are going to deliver the best returns in a given year. That’s why it’s best to have a mix of investments in your portfolio at all times,” says Mark Dalzell, one of the fund’s three portfolio counselors. However, with that diversity and breadth comes greater complexity.
To help navigate this ever-expanding universe, the fund’s portfolio counselors are supported by a team of investment analysts and bond traders who help identify the individual bonds, classes of bonds and maturities most likely to do well in a given interest-rate environment. Additional insights arise from a fixed-income strategy discussion among traders, economists and portfolio counselors who focus on potential changes in interest rates. This approach helps identify investment opportunities across the full spectrum of the bond market.
High-Income Bond Fund seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.
Although the fund’s primary goal is to produce a high level of current income for investors, the bonds in its portfolio are never judged solely against current yield. Instead, the fund focuses on producing solid long-term results by balancing attention to yield with a view to long-term value. “We buy holdings on an issuer-by-issuer basis,” explains Susan Tolson, one of the fund’s three portfolio counselors. “We first look for companies that can service their debt and then, from those companies, we search for those with the highest yield.”
A look at the fund’s long-term results helps to illustrate this point. Over the past 10 years ended December 31, 2006, the fund’s 12-month dividend yield has averaged about 8%, which is slightly less than that of the Lipper High Current Yield Funds Average. However, the fund’s average annual total return over the same 10-year period was 6.9%, exceeding the 5.5% return of the Lipper average.
Using fundamental research to select a portfolio of top-quality bonds, U.S. Government/AAA-Rated Securities Fund seeks to offer high current income and preservation of capital.
The fund’s focus on high-quality, low-credit-risk bonds can make it an appropriate anchor for a diversified portfolio. “Government bonds tend not only to hold their value during times of market volatility; they tend to go up in value,” says Thomas Hogh, one of the fund’s three portfolio counselors. “This is partly because investors selling stocks and other riskier assets tend to buy government bonds during times of economic weakness or increased financial market uncertainty. Because of this, the fund has tended to have a more stable value over time, which is particularly attractive to those investors who have a shorter investment time horizon.”
With a lifetime average annual total return of 6.7%, the fund has had only three down years in its 21-year history.
Cash Management Fund is as actively managed as the equity and bond funds in the American Funds Insurance Series. “We have access to more than 60 fixed-income investment professionals — traders, economists and analysts who help to provide a broad-based overview, as well as fundamental analysis,” explains Terry Cook, one of the fund’s three traders.
Whether used as a temporary holding place for assets between longer term investments, as part of a regular investment program, or simply as a way to earn income on the cash-reserve portion of a balanced portfolio, the stability and convenience of the fund can be instrumental in helping you achieve your long-term financial goals.
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

49	American Funds Insurance Series

Growth Fund
Summary investment portfolio December 31, 2006

Largest individual equity securities	Percent of net assets

Google	3.2%
Altria Group	2.7
Microsoft	2.4
Roche Holdings	2.3
Lowe’s Companies	1.9
Target	1.7%
Schlumberger	1.6
Kohl’s	1.4
Medtronic	1.4
Fannie Mae	1.3
Common stocks — 92.33%

		Market	Percent
		value	of net
	Shares	(000)	assets

Information technology — 15.40%

Google Inc., Class A1	1,881,400	$866,347	3.20%
Microsoft Corp.	21,395,000	638,855	2.36
Cisco Systems, Inc.[1]	12,553,000	343,073	1.27
Oracle Corp.[1]	14,622,800	250,635	.93
NAVTEQ Corp.[1,2]	5,700,000	199,329	.74
Nokia Corp.	5,015,000	102,428	.70
Nokia Corp. (ADR)	4,250,000	86,360
Samsung Electronics Co., Ltd.	235,000	154,981	.57
eBay Inc.[1]	5,000,000	150,350	.56
Other securities		1,376,469	5.07
		4,168,827	15.40

Energy — 14.99%

Schlumberger Ltd.	6,719,600	424,410	1.57
Canadian Natural Resources, Ltd.	5,625,700	300,221	1.11
Halliburton Co.	9,350,000	290,318	1.07
Suncor Energy Inc.	3,008,256	237,101	.88
Devon Energy Corp.	3,409,072	228,681	.84
Transocean Inc.[1]	2,731,400	220,943	.82
Southwestern Energy Co.[1]	4,681,200	164,076	.61
EOG Resources, Inc.	2,515,000	157,062	.58
Other securities		2,035,820	7.51
		4,058,632	14.99

Health care — 13.37%

Roche Holding AG	3,460,000	620,392	2.29
Medtronic, Inc.	6,900,000	369,219	1.36
Zimmer Holdings, Inc.[1]	3,910,000	306,466	1.13
Amgen Inc.[1]	4,200,000	286,902	1.06
WellPoint, Inc.[1]	3,040,000	239,218	.88
Other securities		1,799,120	6.65
		3,621,317	13.37

Consumer discretionary — 13.07%

Lowe’s Companies, Inc.	16,526,000	514,785	1.90
Target Corp.	7,890,000	450,125	1.66
Kohl’s Corp.[1]	5,540,000	379,102	1.40
Carnival Corp., units	6,905,000	338,690	1.25
Johnson Controls, Inc.	3,599,600	309,278	1.14
Starbucks Corp.[1]	6,920,000	245,106	.91
Best Buy Co., Inc.	4,490,400	220,883	.82
Other securities		1,080,554	3.99
		3,538,523	13.07

50	American Funds Insurance Series

Growth Fund
Common stocks

		Market	Percent
		value	of net
	Shares	(000)	assets

Consumer staples — 8.22%

Altria Group, Inc.	8,380,000	$719,172	2.66%
Walgreen Co.	5,000,000	229,450	.85
L’Oréal SA	1,500,000	150,214	.55
Coca-Cola Co.	2,645,000	127,621	.47
Procter & Gamble Co.	855,000	54,951	.20
Other securities		945,861	3.49
		2,227,269	8.22

Financials — 8.14%

Fannie Mae	6,140,000	364,655	1.35
American International Group, Inc.	4,350,000	311,721	1.15
Freddie Mac	4,572,700	310,486	1.15
Banco Bradesco SA, preferred nominative (ADR)	5,646,700	227,844	.84
Marsh & McLennan Companies, Inc.	4,963,200	152,172	.56
Citigroup Inc.	2,000,000	111,400	.41
Other securities		724,973	2.68
		2,203,251	8.14

Industrials — 6.57%

Boeing Co.	2,565,000	227,875	.84
General Electric Co.	5,270,000	196,097	.72
Other securities		1,354,065	5.01
		1,778,037	6.57

Materials — 6.22%

Barrick Gold Corp.	11,500,000	353,050	1.30
Newmont Mining Corp.	6,305,000	284,671	1.05
Potash Corp. of Saskatchewan Inc.	1,500,000	215,220	.79
Freeport-McMoRan Copper & Gold Inc., Class B	2,704,500	150,722	.56
Other securities		681,952	2.52
		1,685,615	6.22

Telecommunication services — 3.34%
Qwest Communications International Inc.[1]	43,050,000	360,328	1.33
Sprint Nextel Corp., Series 1	17,430,000	329,253	1.22
Other securities		213,966	.79
		903,547	3.34

Utilities — 0.65%

Other securities		175,626	.65

Miscellaneous — 2.36%

Other common stocks in initial period of acquisition		639,247	2.36

Total common stocks (cost: $19,314,598,000)		24,999,891	92.33

51	American Funds Insurance Series

Growth Fund
Short-term securities — 7.85%

	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Federal Home Loan Bank 5.085%–5.155% due 1/12–1/31/2007	$190,200	$189,641	.70%
Variable Funding Capital Corp. 5.23%–5.235% due 1/17–2/26/2007[3]	180,000	178,794	.66
Clipper Receivables Co., LLC 5.23%–5.25% due 1/2–1/31/2007[3]	175,600	175,131	.65
Bank of America Corp 5.205%–5.25% due 1/23–2/28/2007	175,000	173,935	.64
Procter & Gamble International Funding S.C.A. 5.23%–5.24% due 1/5–1/26/2007[3]	150,000	149,575	.55
CAFCO, LLC 5.25%–5.30% due 1/2–2/12/2007[3]	82,100	81,747	.55
Ciesco LLC 5.24%–5.25% due 2/5–2/7/2007[3]	50,200	49,929
Citigroup Funding Inc. 5.24% due 2/12/2007[4]	15,900	15,802
International Lease Finance Corp. 5.21%–5.22% due 2/1–2/9/2007	100,000	99,479	.43
American General Finance Corp. 5.22% due 1/9/2007	16,500	16,479
Coca-Cola Co. 5.19%–5.20% due 1/17–1/30/2007[3]	75,000	74,769	.28
Other securities		918,808	3.39

Total short-term securities (cost: $ 2,123,957,000)		2,124,089	7.85

Total investment securities (cost: $21,438,555,000)		27,123,980	100.18

Other assets less liabilities		(47,523)	(.18)

Net assets		$27,076,457	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.
Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. One of the fund’s affiliated holdings listed below is also among the fund’s largest holdings and is shown in the preceding summary investment portfolio. Affiliated companies not among the fund’s largest holdings are included in the market value of “Other securities” under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2006, appear below.

						Market value
					Dividend	of affiliates
	Beginning			Ending	income	at 12/31/06
Company	shares	Purchases	Sales	shares	(000)	(000)

NAVTEQ Corp.[1,2]	—	5,700,000	—	5,700,000	—	$199,329
Rosetta Resources Inc.[1,2,3]	2,980,000	—	—	2,980,000	—	55,637
KGen Power Corp.[1,2,3,5]	—	3,166,128	—	3,166,128	—	44,326
DataPath, Inc.[1,2,3]	—	2,819,968	—	2,819,968	—	26,790
Aveta, Inc.[1,3,6]	3,918,000	—	—	3,918,000	—	—
					—	$326,082

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.

[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[3]	Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $1,627,625,000, which represented 6.01% of the net assets of the fund.

[4]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

[5]	Valued under fair value procedures adopted by authority of the board of trustees.

[6]	Unaffiliated issuer at December 31, 2006.
ADR = American Depositary Receipts
See Notes to Financial Statements

52	American Funds Insurance Series

International Fund
Summary investment portfolio December 31, 2006

Largest individual equity securities	Percent of net assets

Roche Holding	2.3%
Bayer	2.3
Novo Nordisk	2.2
Unibanco	2.0
Nestlé	2.0
Credit Suisse	1.7%
Veolia Environment	1.6
Kookmin Bank	1.4
Nitto Denko	1.4
Royal Dutch Shell	1.4
Common stocks — 90.85%

		Market	Percent
		value	of net
	Shares	(000)	assets

Financials — 23.87%

Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,946,000	$180,900	2.00%
Credit Suisse Group	2,205,000	154,256	1.71
Kookmin Bank	1,613,500	130,017	1.44
Sun Hung Kai Properties Ltd.	10,286,000	118,168	1.31
BNP Paribas	986,090	107,532	1.19
Société Générale	586,750	99,557	1.10
ICICI Bank Ltd.	4,400,000	88,928	.99
ING Groep NV	1,915,810	84,906	.94
Banco Bilbao Vizcaya Argentaria, SA	3,502,500	84,291	.93
Sumitomo Mitsui Financial Group, Inc.	7,375	75,609	.84
Macquarie Bank Ltd.	1,206,898	75,141	.83
Hana Financial Holdings	1,398,422	73,569	.81
Mitsubishi UFJ Financial Group, Inc.	5,684	70,214	.78
Erste Bank der oesterreichischen Sparkassen AG	852,647	65,361	.72
Swire Pacific Ltd., Class A	5,720,000	61,447	.68
Other securities		685,313	7.60
		2,155,209	23.87

Health care — 9.07%

Roche Holding AG	1,151,500	206,469	2.29
Novo Nordisk A/S, Class B	2,356,100	196,234	2.17
UCB SA	1,304,456	89,550	.99
Merck KGaA	679,000	70,362	.78
Richter Gedeon NYRT	307,000	70,061	.78
AstraZeneca PLC (United Kingdom)	729,500	39,194	.74
AstraZeneca PLC (Sweden)	510,500	27,410
Other securities		119,263	1.32
		818,543	9.07

Materials — 8.47%

Bayer AG	3,789,600	203,300	2.25
Nitto Denko Corp.	2,591,500	129,793	1.44
Linde AG	959,624	99,087	1.10
Barrick Gold Corp.	2,603,202	80,134	.89
Other securities		252,606	2.79
		764,920	8.47

Information technology — 8.41%

Samsung Electronics Co., Ltd.	168,064	110,837	1.23
Taiwan Semiconductor Manufacturing Co. Ltd.	27,308,177	56,578	.85
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,879,319	20,541
Hon Hai Precision Industry Co., Ltd.	9,707,388	69,275	.77
Murata Manufacturing Co., Ltd.	1,005,000	67,985	.75
Toshiba Corp.	10,383,000	67,620	.75
Other securities		366,285	4.06
		759,121	8.41

53	American Funds Insurance Series

International Fund
Common stocks

		Market	Percent
		value	of net
	Shares	(000)	assets

Consumer staples — 7.84%

Nestlé SA	508,600	$180,719	2.00%
L’Oréal SA	1,117,000	111,859	1.24
Seven & I Holdings Co., Ltd.	3,327,000	103,445	1.15
METRO AG	1,003,000	63,931	.71
Other securities		247,513	2.74
		707,467	7.84

Consumer discretionary — 7.69%

Kingfisher PLC	15,603,645	72,866	.81
Continental AG	605,000	70,325	.78
Other securities		550,943	6.10
		694,134	7.69

Energy — 7.39%

Royal Dutch Shell PLC, Class B	2,460,219	86,226	1.38
Royal Dutch Shell PLC, Class B (ADR)	275,839	19,626
Royal Dutch Shell PLC, Class A	522,000	18,403
Reliance Industries Ltd.	3,628,695	104,488	1.16
Oil & Natural Gas Corp. Ltd.	4,020,000	79,407	.88
Husky Energy Inc.	1,035,000	69,356	.77
Norsk Hydro ASA	2,050,000	63,656	.70
Other securities		225,761	2.50
		666,923	7.39

Telecommunication services — 5.68%

Koninklijke KPN NV	8,685,600	123,422	1.37
América Móvil SAB de CV, Series L (ADR)	2,315,000	104,684	1.16
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	83,725,000	94,073	1.04
Telekom Austria AG	2,693,678	72,147	.80
Other securities		119,062	1.31
		513,388	5.68

Utilities — 3.89%

Veolia Environment	1,855,900	143,003	1.58
E.ON AG	700,000	94,972	1.05
Other securities		113,508	1.26
		351,483	3.89

Industrials — 3.57%

Samsung Engineering Co., Ltd.	1,592,000	74,077	.82
Other securities		247,963	2.75
		322,040	3.57

Miscellaneous — 4.97%

Other common stocks in initial period of acquisition		449,131	4.97

Total common stocks (cost: $5,823,596,000)		8,202,359	90.85

54	American Funds Insurance Series

International Fund
Short-term securities — 9.00%

	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Swedish Export Credit Corp. 5.23%–5.25% due 1/16–2/13/2007	$63,900	$63,660	.71%
Toyota Motor Credit Corp. 5.23%–5.24% due 1/10–1/17/2007	62,700	62,569	.69
Alcon Capital Corp. 5.21% due 1/17/2007[1]	43,800	43,697	.48
Barton Capital LLC 5.26% due 1/30/2007[1]	30,000	29,868	.33
Other securities		612,714	6.79

Total short-term securities (cost: $812,453,000)		812,508	9.00

Total investment securities (cost: $6,636,049,000)		9,014,867	99.85

Other assets less liabilities		13,365	.15

Net assets		$9,028,232	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. “Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.
“Miscellaneous” and “Other securities” include securities (with aggregate value of $8,712,000), which were valued under fair value procedures adopted by authority of the board of trustees.
The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $428,707,000, which represented 4.75% of the net assets of the fund.
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
See Notes to Financial Statements

55	American Funds Insurance Series

Growth-Income Fund
Summary investment portfolio December 31, 2006
Largest individual equity securities

Percent of net assets
Oracle	2.5%
Fannie Mae	2.1
Citigroup	2.1
American International Group	2.1
Lowe’s Companies	1.9
General Electric	1.9
Intel	1.8
Microsoft	1.7
Cisco Systems	1.7
Tyco	1.6
Common stocks — 86.41%

		Market	Percent
		value	of net
	Shares	(000)	assets
Information technology — 20.74%

Oracle Corp.[1]	38,605,000	$661,690	2.46%
Intel Corp.	23,620,000	478,305	1.78
Microsoft Corp.	15,635,000	466,861	1.74
Cisco Systems, Inc.[1]	16,840,000	460,237	1.71
Nokia Corp.	12,775,000	260,921	1.57
Nokia Corp. (ADR)	8,000,000	162,560
International Business Machines Corp.	4,200,000	408,030	1.52
Hewlett-Packard Co.	7,400,000	304,806	1.13
eBay Inc.[1]	9,200,000	276,644	1.03
Google Inc., Class A1	430,000	198,006	.74
Other securities		1,900,514	7.06
		5,578,574	20.74

Financials — 13.35%

Fannie Mae	9,688,500	575,400	2.14
Citigroup Inc.	10,237,800	570,245	2.12
American International Group, Inc.	7,900,000	566,114	2.10
Bank of America Corp.	5,380,000	287,238	1.07
Capital One Financial Corp.	3,099,900	238,134	.89
J.P. Morgan Chase & Co.	4,147,900	200,344	.74
Freddie Mac	2,265,000	153,793	.57
Wachovia Corp.	1,330,419	75,767	.28
Other securities		925,534	3.44
		3,592,569	13.35

Health care — 12.40%

Medtronic, Inc.	4,450,000	238,119	.89
Aetna Inc.	5,500,000	237,490	.88
Cardinal Health, Inc.	3,500,000	225,505	.84
WellPoint, Inc.[1]	2,750,000	216,397	.80
Abbott Laboratories	4,290,000	208,966	.78
Bristol-Myers Squibb Co.	7,860,000	206,875	.77
AstraZeneca PLC (ADR)	3,395,150	181,810	.75
AstraZeneca PLC (Sweden)	392,000	21,048
Eli Lilly and Co.	3,735,000	194,593	.72
Other securities		1,604,666	5.97
		3,335,469	12.40

Consumer discretionary — 10.78%

Lowe’s Companies, Inc.	16,460,000	512,729	1.91
Target Corp.	5,750,000	328,038	1.22
News Corp., Class A	10,815,200	232,310	.86
Time Warner Inc.	9,500,000	206,910	.77
Carnival Corp., units	3,982,100	195,322	.73
Other securities		1,424,310	5.29
		2,899,619	10.78

American Funds Insurance Series

56

Growth-Income Fund
Common stocks

		Market	Percent
		value	of net
	Shares	(000)	assets
Industrials — 8.83%

General Electric Co.	13,575,000	$505,126	1.88%
Tyco International Ltd.	13,945,300	423,937	1.57
United Technologies Corp.	3,950,000	246,954	.92
United Parcel Service, Inc., Class B	3,000,000	224,940	.84
Avery Dennison Corp.	2,815,000	191,223	.71
Other securities		782,559	2.91
		2,374,739	8.83

Energy — 7.01%

Marathon Oil Corp.	3,085,000	285,363	1.06
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	141,580	1.02
Royal Dutch Shell PLC, Class B (ADR)	1,790,391	127,386
Royal Dutch Shell PLC, Class B	139,816	4,900
Schlumberger Ltd.	4,040,000	255,166	.95
Chevron Corp.	2,563,200	188,472	.70
Other securities		884,021	3.28
		1,886,888	7.01

Consumer staples — 5.56%

Altria Group, Inc.	2,975,000	255,315	.95
Avon Products, Inc.	5,400,000	178,416	.66
Other securities		1,063,167	3.95
		1,496,898	5.56

Telecommunication services — 3.94%

AT&T Inc.	6,500,000	232,375	.86
Sprint Nextel Corp., Series 1	11,168,500	210,973	.79
Other securities		616,368	2.29
		1,059,716	3.94

Materials — 1.74%

Air Products and Chemicals, Inc.	2,660,000	186,945	.69
Other securities		282,046	1.05
		468,991	1.74

Utilities — 1.13%

Other securities		303,405	1.13

Miscellaneous — 0.93%

Other common stocks in initial period of acquisition		251,180	.93

Total common stocks (cost: $17,848,676,000)		23,248,048	86.41

American Funds Insurance Series

57

Growth-Income Fund
Convertible securities — 0.36%

	Market	Percent
	value	of net
	(000)	assets
Other — 0.33%

Other securities	$90,573	.33%

Miscellaneous — 0.03%

Other convertible securities in initial period of acquisition	7,087	.03

Total convertible securities (cost: $100,077,000)	97,660	.36

Bonds & notes — 0.05%

Other — 0.05%

Other securities	13,367	.05

Total bonds & notes (cost: $12,529,000)	13,367	.05

Short-term securities — 12.97%

	Principal
	amount
	(000)

Freddie Mac 5.07%–5.17% due 1/9–3/27/2007	$373,809	371,327	1.38
Federal Home Loan Bank 5.10%–5.18% due 1/3–3/16/2007	301,642	299,697	1.11
Variable Funding Capital Corp. 5.23%–5.25% due 1/4–2/2/2007 [2]	228,600	228,112	.85
Clipper Receivables Co., LLC 5.23%–5.25% due 1/2–1/31/2007 [2]	225,000	224,338	.83
Abbott Laboratories 5.18%–5.24% due 1/2–3/13/2007 [2]	220,500	219,162	.81
Procter & Gamble International Funding S.C.A. 5.23%–5.27% due 1/8–2/12/2007 [2]	218,200	217,362	.81
CIT Group, Inc. 5.22%–5.26% due 1/16–3/20/2007 [2]	185,400	184,308	.69
CAFCO, LLC 5.25%–5.27% due 1/11–2/15/2007 [2]	90,900	90,450	.66
Ciesco LLC 5.25%–5.26% due 1/5–2/7/2007 [2]	86,200	85,913
Fannie Mae 5.075%–5.17% due 1/3–3/23/2007	135,250	134,516	.50
Park Avenue Receivables Co., LLC 5.23%–5.25% due 1/11–3/8/2007 [2]	129,750	129,106	.48
Bank of America Corp. 5.24%–5.245% due 2/16–3/13/2007	113,600	112,716	.42
International Lease Finance Corp. 5.21%–5.23% due 1/4–2/12/2007	85,700	85,541	.32
Ranger Funding Co. LLC 5.25% due 1/12–3/1/2007 [2]	85,280	84,764	.31
IBM Capital Inc. 5.19%–5.24% due 1/25–3/16/2007 [2]	76,300	75,799	.28
Jupiter Securitization Co., LLC 5.25%–5.26% due 1/17–1/23/2007 [2]	71,345	71,129	.26
Edison Asset Securitization LLC 5.23%–5.25% due 1/22–3/12/2007 [2]	67,900	67,580	.25
AT&T Inc. 5.25%–5.26% due 1/11–1/18/2007 [2]	63,700	63,568	.24
Hewlett-Packard Co. 5.24%–5.26% due 1/9–1/30/2007 [2]	58,000	57,839	.21
Other securities		685,974	2.56

Total short-term securities (cost: $3,489,207,000)		3,489,201	12.97

Total investment securities (cost: $21,450,489,000)		26,848,276	99.79
Other assets less liabilities		56,578	.21

Net assets		$26,904,854	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]	Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,245,485,000, which represented 8.35% of the net assets of the fund.
ADR = American Depositary Receipts
See Notes to Financial Statements
American Funds Insurance Series

58

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American Funds Insurance Series

59

Financial statements
Statements of assets & liabilities at December 31, 2006

			Global
	Global	Global	Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investment securities at market
Unaffiliated issuers	$179,296	$4,292,390	$3,082,501	$26,797,898	$9,014,867	$1,296,697
Affiliated issuers	—	9,396	94,306	326,082	—	—
Cash denominated in non-U.S. currencies	157	3,507	3,916	25,216	7,897	2,250
Cash	93	99	215	512	98	3,150
Receivables for:
Sales of investments	—	1,071	2,744	27,293	58,802	36
Sales of fund’s shares	327	7,227	2,130	24,779	6,465	2,522
Open forward currency contracts	—	—	—	—	—	—
Closed forward currency contracts	—	—	—	—	—	—
Dividends and interest	63	5,045	5,728	17,264	13,660	4,444
Other assets	—	—	—	—	—	—

	179,936	4,318,735	3,191,540	27,219,044	9,101,789	1,309,099

Liabilities:
Payables for:
Purchases of investments	1,085	16,094	10,312	104,472	52,351	6,180
Repurchases of fund’s shares	—	5,596	2,358	24,550	11,597	63
Open forward currency contracts	—	—	—	—	—	—
Closed forward currency contracts	—	—	—	—	—	—
Investment advisory services	78	1,725	1,710	6,660	3,357	764
Distribution services	31	829	614	4,982	1,529	243
Deferred trustees’ compensation	1	46	25	712	316	8
Other	2	1,229	2,073	1,211	4,407	1,074

	1,197	25,519	17,092	142,587	73,557	8,332

Net assets at December 31, 2006
(total: $90,093,172)	$178,739	$4,293,216	$3,174,448	$27,076,457	$9,028,232	$1,300,767

Investment securities at cost:
Unaffiliated issuers	$149,079	$3,392,417	$2,352,457	$21,147,458	$6,636,049	$951,880

Affiliated issuers	—	$7,686	$67,613	$291,097	—	—

Cash denominated in non-U.S. currencies at cost	$156	$3,458	$3,898	$25,130	$7,852	$2,238

Net assets consist of:
Capital paid in on shares of beneficial interest	$146,705	$3,135,161	$2,128,764	$19,373,962	$6,148,345	$844,359
Undistributed (distributions in excess of) net investment income	(168)	58,293	1,723	43,246	15,449	10,927
Undistributed (accumulated) net realized gain (loss)	1,978	199,204	289,187	1,974,771	489,825	101,668
Net unrealized appreciation	30,224	900,558	754,774	5,684,478	2,374,613	343,813

Net assets at December 31, 2006	$178,739	$4,293,216	$3,174,448	$27,076,457	$9,028,232	$1,300,767

Shares of beneficial interest issued and outstanding — unlimited shares authorized:
Class 1:
Net assets (total: $11,722,773)	$28,365	$278,028	$246,792	$3,503,646	$1,648,326	$125,743
Shares outstanding	2,174	11,863	9,923	54,309	74,899	5,833
Net asset value per share	$13.05	$23.44	$24.87	$64.51	$22.01	$21.56
Class 2:
Net assets (total: $77,181,384)	$150,374	$4,015,188	$2,927,656	$23,121,735	$7,259,480	$1,175,024
Shares outstanding	11,571	172,403	118,834	360,847	330,853	54,916
Net asset value per share	$13.00	$23.29	$24.64	$64.08	$21.94	$21.40
Class 3:
Net assets (total: $1,189,015)	—	—	—	$451,076	$120,426	—
Shares outstanding	—	—	—	6,993	5,474	—
Net asset value per share	—	—	—	$64.50	$22.00	—

*	Amount less than one thousand.
See Notes to Financial Statements
American Funds Insurance Series

60

				(dollars and shares in thousands, except per-share amounts)
							U.S.
Blue Chip						High-	Government/
Income and	Global Growth	Growth-	Asset		Global	Income	AAA-Rated	Cash
Growth	and Income	Income	Allocation	Bond	Bond	Bond	Securities	Management
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$4,072,697	$680,425	$26,848,276	$7,437,038	$3,544,983	$25,903	$1,135,587	$646,771	$396,582
—	—	—	55,450	—	—	—	—	—
—	169	7,538	105	747	13	83	—	—
207	184	229	4,859	6,762	103	5,264	124	179

16,877	983	81,097	2,309	4,244	—	7,074	44	—
4,941	7,531	12,977	3,725	17,197	416	2,004	827	1,982
—	—	—	—	89	4	15	—	—
—	—	—	—	—	19	—	—	—
4,028	670	24,201	25,324	49,743	436	20,115	5,774	—
—	—	—	176	41	3	145	—	—

4,098,750	689,962	26,974,318	7,528,986	3,623,806	26,897	1,170,287	653,540	398,743

—	6,881	44,109	6,298	16,693	20	9,867	—	—
239	29	14,203	1,692	1,483	— *	289	755	603
—	—	—	171	—	20	126	—	—
—	—	—	—	—	17	—	—	—
1,296	328	5,426	1,806	1,102	10	419	227	97
828	124	4,867	1,355	706	2	179	90	61
25	— *	820	189	39	— *	78	64	32
1	7	39	9	6	1	248	— *	—

2,389	7,369	69,464	11,520	20,029	70	11,206	1,136	793

$4,096,361	$682,593	$26,904,854	$7,517,466	$3,603,777	$26,827	$1,159,081	$652,404	$397,950

$3,337,007	$629,932	$21,450,489	$6,158,780	$3,490,620	$25,798	$1,101,463	$645,815	$396,571

—	—	—	$48,481	—	—	—	—	—

—	$167	$7,312	$105	$747	$13	$83	—	—

$3,173,819	$628,732	$20,517,943	$5,931,675	$3,400,811	$26,743	$1,185,698	$632,353	$382,738

53,310	(408)	77,000	29,378	154,269	(6)	71,733	28,343	15,205
133,542	3,761	911,823	271,350	(6,002)	(4)	(132,380)	(9,248)	(4)
735,690	50,508	5,398,088	1,285,063	54,699	94	34,030	956	11

$4,096,361	$682,593	$26,904,854	$7,517,466	$3,603,777	$26,827	$1,159,081	$652,404	$397,950

$159,097	$45,036	$3,758,627	$1,079,632	$229,446	$11,443	$293,071	$217,732	$97,789
13,296	4,101	88,583	58,862	19,708	1,124	22,726	18,343	8,418
$11.97	$10.98	$42.43	$18.34	$11.64	$10.18	$12.90	$11.87	$11.62

$3,937,264	$637,557	$22,688,426	$6,361,798	$3,374,331	$15,384	$832,490	$402,719	$281,958
331,714	58,121	537,788	348,967	292,619	1,512	65,102	34,167	24,391
$11.87	$10.97	$42.19	$18.23	$11.53	$10.17	$12.79	$11.79	$11.56

—	—	$457,801	$76,036	—	—	$33,520	$31,953	$18,203
—	—	10,791	4,147	—	—	2,602	2,695	1,569
—	—	$42.42	$18.34	—	—	$12.88	$11.86	$11.60
American Funds Insurance Series

61

Statements of operations for the year ended December 31, 2006

			Global
	Global	Global	Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund

Investment income:
Income (net of non-U.S. taxes):
Dividends	$1,454	$58,529	$27,000	$230,145	$137,909	$18,894
Interest	972	27,187	15,401	126,275	52,759	11,452

	2,426	85,716	42,401	356,420	190,668	30,346

Fees and expenses:
Investment advisory services	807	19,040	19,734	79,939	38,670	8,208
Distribution services — Class 2	286	8,033	6,245	51,547	15,008	2,283
Distribution services — Class 3	—	—	—	847	209	—
Transfer agent services	— [3]	2	2	17	5	1
Reports to shareholders	3	79	63	578	179	23
Registration statement and prospectus	3	77	63	583	177	23
Postage, stationery and supplies	2	41	32	289	92	12
Trustees’ compensation	1	32	23	300	109	8
Auditing and legal	7	31	25	139	54	27
Custodian	27	715	996	1,270	2,401	609
State and local taxes	1	29	24	220	66	9
Other	5	23	34	57	40	23

Total fees and expenses before waiver	1,142	28,102	27,241	135,786	57,010	11,226
Less waiver of fees and expenses:
Investment advisory services	81	1,904	1,973	7,994	3,867	821

Total fees and expenses after waiver	1,061	26,198	25,268	127,792	53,143	10,405

Net investment income	1,365	59,518	17,133	228,628	137,525	19,941

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	7,734	267,207	299,908	1,980,859	502,456	102,402
Non-U.S. currency transactions	(33)	(121)	(801)	(231)	(2,088)	(423)

	7,701	267,086	299,107	1,980,628	500,368	101,979

Net unrealized appreciation (depreciation) on:
Investments	14,772	325,447	253,822	226,679	722,359	162,980
Non-U.S. currency translations	8	75	(34)	344	138	31

	14,780	325,522	253,788	227,023	722,497	163,011

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and non-U.S. currency	22,481	592,608	552,895	2,207,651	1,222,865	264,990

Net increase in net assets resulting from operations	$23,846	$652,126	$570,028	$2,436,279	$1,360,390	$284,931

[1]	For the period May 1, 2006, commencement of operations, through December 31, 2006.

[2]	For the period October 4, 2006, commencement of operations, through December 31, 2006.

[3]	Amount less than one thousand.
See Notes to Financial Statements

62	American Funds Insurance Series

(dollars in thousands)

								U.S.
Blue Chip							High-	Government/
Income and	Global Growth	Growth-	Asset		Global		Income	AAA-Rated	Cash
Growth	and Income	Income	Allocation	Bond	Bond		Bond	Securities	Management
Fund	Fund[1]	Fund	Fund	Fund	Fund[2]		Fund	Fund	Fund

$62,712	$2,483	$360,476	$82,134	$1,196	$—		$1,997	$—	$—
13,567	2,311	162,840	117,450	175,572	173		78,083	31,969	16,881

76,279	4,794	523,316	199,584	176,768	173		80,080	31,969	16,881

15,099	1,296	64,732	21,637	12,346	21		4,946	2,884	1,068
8,554	429	49,632	14,220	6,967	3		1,734	919	563
—	—	822	138	—	—		63	60	32
3	— [3]	17	5	2	—	[3]	1	— [3]	—	[3]
83	3	563	156	69	—	[3]	24	15	8
83	1	564	159	67	—	[3]	24	16	6
43	4	285	79	36	—	[3]	12	7	4
29	1	313	80	27	—	[3]	21	16	8
20	2	136	39	17	—	[3]	6	3	2
18	34	611	166	126	—	[3]	15	4	2
31	—	212	60	25	—		9	6	2
8	8	50	16	7	1		7	1	1

23,971	1,778	117,937	36,755	19,689	25		6,862	3,931	1,696

1,510	132	6,473	2,164	1,235	2		495	288	107

22,461	1,646	111,464	34,591	18,454	23		6,367	3,643	1,589

53,818	3,148	411,852	164,993	158,314	150		73,713	28,326	15,292

136,955	3,761	925,659	275,874	(275)	(7)		4,545	(3,537)	—	[3]
—	(45)	586	(539)	(4,141)	(3)		(837)	—	—

136,955	3,716	926,245	275,335	(4,416)	(10)		3,708	(3,537)	—	[3]

388,512	50,493	2,133,401	488,983	56,745	105		27,858	(923)	8
—	15	67	(188)	616	(11)		(85)	—	—

388,512	50,508	2,133,468	488,795	57,361	94		27,773	(923)	8

525,467	54,224	3,059,713	764,130	52,945	84		31,481	(4,460)	8

$579,285	$57,372	$3,471,565	$929,123	$211,259	$234		$105,194	$23,866	$15,300

63	American Funds Insurance Series

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Operations:
Net investment income	$1,365	$925	$59,518	$30,708
Net realized gain (loss) on investments and non-U.S. currency transactions	7,701	2,683	267,086	83,182
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	14,780	6,933	325,522	222,184

Net increase in net assets resulting from operations	23,846	10,541	652,126	336,074

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain:
Class 1	(271)	(212)	(2,252)	(1,641)
Class 2	(1,137)	(650)	(27,641)	(14,177)
Class 3	—	—	—	—

Total dividends from net investment income and non-U.S. currency gain	(1,408)	(862)	(29,893)	(15,818)

Distributions from net realized gain on investments:
Short-term net realized gain:
Class 1	(558)	(9)	—	—
Class 2	(2,896)	(36)	—	—
Class 3	—	—	—	—
Long-term net realized gain:
Class 1	(465)	(444)	—	—
Class 2	(2,418)	(1,687)	—	—
Class 3	—	—	—	—

Total distributions from net realized gain on investments	(6,337)	(2,176)	—	—

Total dividends and distributions paid to shareholders	(7,745)	(3,038)	(29,893)	(15,818)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	3,836	3,046	53,477	4,184
Proceeds from reinvestment of dividends and distributions	1,294	665	2,252	1,641
Cost of shares repurchased	(2,250)	(2,810)	(25,878)	(26,337)

Net increase (decrease) from Class 1 transactions	2,880	901	29,851	(20,512)

Class 2:
Proceeds from shares sold	46,346	32,398	844,863	541,733
Proceeds from reinvestment of dividends and distributions	6,451	2,373	27,641	14,177
Cost of shares repurchased	(4,507)	(2,945)	(54,850)	(30,170)

Net increase from Class 2 transactions	48,290	31,826	817,654	525,740

Class 3:
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—
Cost of shares repurchased	—	—	—	—

Net increase (decrease) from Class 3 transactions	—	—	—	—

Net increase in net assets resulting from capital share transactions	51,170	32,727	847,505	505,228

Total increase in net assets	67,271	40,230	1,469,738	825,484
Net assets:
Beginning of period	111,468	71,238	2,823,478	1,997,994

End of period	$178,739	$111,468	$4,293,216	$2,823,478

Undistributed (distributions in excess of) net investment income	$(168)	$(92)	$58,293	$28,842

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—
Shares sold	309	283	2,469	233
Shares issued on reinvestment of dividends and distributions	101	58	113	95
Shares repurchased	(186)	(259)	(1,224)	(1,486)

Net increase (decrease) in shares outstanding	224	82	1,358	(1,158)

Class 2:
Shares sold	3,786	2,979	39,535	30,710
Shares issued on reinvestment of dividends and distributions	502	207	1,402	824
Shares repurchased	(376)	(276)	(2,587)	(1,695)

Net increase in shares outstanding	3,912	2,910	38,350	29,839

Class 3:
Shares sold	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

Net increase (decrease) in shares outstanding	—	—	—	—

[1]	For the period May 1, 2006, commencement of operations, through December 31, 2006.

[2]	For the period October 4, 2006, commencement of operations, through December 31, 2006.

[3]	Amount less than one thousand.
See Notes to Financial Statements

64	American Funds Insurance Series

(dollars and shares in thousands)

								Blue Chip Income
Global Small Capitalization Fund		Growth Fund		International Fund		New World Fund		and Growth Fund
Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006	2005	2006	2005	2006	2005	2006	2005

$17,133	$8,958	$228,628	$128,993	$137,525	$88,268	$19,941	$11,401	$53,818	$41,376
299,107	206,084	1,980,628	637,504	500,368	337,026	101,979	25,512	136,955	188,414
253,788	195,259	227,023	2,278,471	722,497	672,176	163,011	78,562	388,512	(18,550)

570,028	410,301	2,436,279	3,044,968	1,360,390	1,097,470	284,931	115,475	579,285	211,240

(1,490)	(2,301)	(34,631)	(31,560)	(28,625)	(24,409)	(1,693)	(975)	(1,925)	(1,538)
(11,446)	(14,454)	(174,167)	(112,734)	(108,664)	(61,960)	(13,873)	(5,908)	(39,240)	(26,306)
—	—-	(3,616)	(3,387)	(1,878)	(1,577)	—	—	—	—

(12,936)	(16,755)	(212,414)	(147,681)	(139,167)	(87,946)	(15,566)	(6,883)	(41,165)	(27,844)

(538)	—	—	—	—	—	—	—	(613)	—
(5,511)	—	—	—	—	—	—	—	(14,642)	—
—	—	—	—	—	—	—	—	—	—
(11,953)	—	(21,900)	—	(14,699)	—	(777)	—	(6,818)	—
(122,408)	—	(127,584)	—	(54,210)	—	(6,937)	—	(162,814)	—
—	—	(2,908)	—	(1,054)	—	—	—	—	—

(140,410)	—	(152,392)	—	(69,963)	—	(7,714)	—	(184,887)	—

(153,346)	(16,755)	(364,806)	(147,681)	(209,130)	(87,946)	(23,280)	(6,883)	(226,052)	(27,844)

—	—	—	—	—	—	—	—	—	—
24,884	16,402	75,477	5,159	6,333	4,402	29,547	21,021	15,459	12,123
13,981	2,301	56,531	31,560	43,324	24,409	2,470	975	9,356	1,538
(61,177)	(26,425)	(634,730)	(588,755)	(240,979)	(195,519)	(21,658)	(9,673)	(14,648)	(16,350)

(22,312)	(7,722)	(502,722)	(552,036)	(191,322)	(166,708)	10,359	12,323	10,167	(2,689)

605,175	464,270	3,219,737	4,085,834	1,576,966	1,320,757	293,407	221,690	482,725	528,383
139,365	14,454	301,751	112,734	162,874	61,960	20,810	5,908	216,696	26,306
(172,814)	(47,394)	(477,546)	(220,641)	(163,789)	(63,602)	(50,811)	(19,028)	(130,490)	(49,060)

571,726	431,330	3,043,942	3,977,927	1,576,051	1,319,115	263,406	208,570	568,931	505,629

—	—	6,187	16,188	7,615	3,267	—	—	—	—
—	—	6,524	3,387	2,931	1,577	—	—	—	—
—	—	(99,810)	(106,454)	(23,044)	(24,295)	—	—	—	—

—	—	(87,099)	(86,879)	(12,498)	(19,451)	—	—	—	—

549,414	423,608	2,454,121	3,339,012	1,372,231	1,132,956	273,765	220,893	579,098	502,940

966,096	817,154	4,525,594	6,236,299	2,523,491	2,142,480	535,416	329,485	932,331	686,336

2,208,352	1,391,198	22,550,863	16,314,564	6,504,741	4,362,261	765,351	435,866	3,164,030	2,477,694

$3,174,448	$2,208,352	$27,076,457	$22,550,863	$9,028,232	$6,504,741	$1,300,767	$765,351	$4,096,361	$3,164,030

$1,723	$(11,977)	$43,246	$27,278	$15,449	$12,424	$10,927	$6,321	$53,310	$40,657

—	—	—	—	—	—	—	—	—	—
1,070	884	1,227	94	313	261	1,569	1,409	1,362	1,181
668	129	924	549	2,124	1,338	146	68	895	148
(2,682)	(1,431)	(10,324)	(11,005)	(11,857)	(11,794)	(1,184)	(655)	(1,308)	(1,577)

(944)	(418)	(8,173)	(10,362)	(9,420)	(10,195)	531	822	949	(248)

26,182	25,005	52,766	77,199	77,838	79,263	15,627	14,879	42,906	51,501
6,710	816	4,975	1,976	7,986	3,390	1,238	412	20,876	2,549
(7,671)	(2,568)	(7,881)	(4,104)	(8,194)	(3,679)	(2,831)	(1,288)	(11,663)	(4,760)

25,221	23,253	49,860	75,071	77,630	78,974	14,034	14,003	52,119	49,290

—	—	100	320	375	196	—	—	—	—
—	—	107	60	144	87	—	—	—	—
—	—	(1,629)	(2,009)	(1,144)	(1,460)	—	—	—	—

—	—	(1,422)	(1,629)	(625)	(1,177)	—	—	—	—

65	American Funds Insurance Series

Statements of changes in net assets

	Global Growth
	and Income Fund	Growth-Income Fund		Asset Allocation Fund
	Period ended	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006[1]	2006	2005	2006	2005

Operations:
Net investment income	$3,148	$411,852	$292,034	$164,993	$126,432
Net realized gain (loss) on investments and non-U.S. currency transactions	3,716	926,245	562,628	275,335	133,120
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	50,508	2,133,468	364,066	488,795	234,416

Net increase in net assets resulting from operations	57,372	3,471,565	1,218,728	929,123	493,968

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain:
Class 1	(271)	(63,674)	(58,162)	(24,341)	(20,656)
Class 2	(3,240)	(327,704)	(221,139)	(132,041)	(106,102)
Class 3	—	(6,935)	(6,306)	(1,651)	(1,653)

Total dividends from net investment income and non-U.S. currency gain	(3,511)	(398,313)	(285,607)	(158,033)	(128,411)

Distributions from net realized gain on investments:
Short-term net realized gain:
Class 1	—	—	—	—	—
Class 2	—	—	—	—	—
Class 3	—	—	—	—	—
Long-term net realized gain:
Class 1	—	(88,403)	(15,967)	(11,851)	—
Class 2	—	(467,528)	(62,034)	(72,811)	—
Class 3	—	(10,810)	(2,000)	(1,004)	—

Total distributions from net realized gain on investments	—	(566,741)	(80,001)	(85,666)	—

Total dividends and distributions paid to shareholders	(3,511)	(965,054)	(365,608)	(243,699)	(128,411)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	10,000	—	—	—	—
Proceeds from shares sold	30,969	3,828	2,448	169,379	6,110
Proceeds from reinvestment of dividends and distributions	271	152,077	74,129	36,192	20,656
Cost of shares repurchased	(74)	(608,513)	(614,621)	(102,082)	(104,648)

Net increase (decrease) from Class 1 transactions	41,166	(452,608)	(538,044)	103,489	(77,882)

Class 2:
Proceeds from shares sold	585,540	2,849,467	3,676,296	777,608	970,962
Proceeds from reinvestment of dividends and distributions	3,240	795,232	283,173	204,852	106,102
Cost of shares repurchased	(1,214)	(636,700)	(141,546)	(321,253)	(56,161)

Net increase from Class 2 transactions	587,566	3,007,999	3,817,923	661,207	1,020,903

Class 3:
Proceeds from shares sold	—	1,254	12,416	3,176	2,351
Proceeds from reinvestment of dividends and distributions	—	17,745	8,306	2,655	1,653
Cost of shares repurchased	—	(80,096)	(105,080)	(13,663)	(14,040)

Net increase (decrease) from Class 3 transactions	—	(61,097)	(84,358)	(7,832)	(10,036)

Net increase in net assets resulting from capital share transactions	628,732	2,494,294	3,195,521	756,864	932,985

Total increase in net assets	682,593	5,000,805	4,048,641	1,442,288	1,298,542
Net assets:
Beginning of period	—	21,904,049	17,855,408	6,075,178	4,776,636

End of period	$682,593	$26,904,854	$21,904,049	$7,517,466	$6,075,178

Undistributed (distributions in excess of) net investment income	$(408)	$77,000	$62,875	$29,378	$22,702

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	1,000	—	—	—	—
Shares sold	3,083	93	67	9,512	385
Shares issued on reinvestment of dividends and distributions	25	3,862	1,958	2,052	1,258
Shares repurchased	(7)	(15,201)	(16,647)	(5,805)	(6,585)

Net increase (decrease) in shares outstanding	4,101	(11,246)	(14,622)	5,759	(4,942)

Class 2:
Shares sold	57,949	71,465	100,592	44,538	61,664
Shares issued on reinvestment of dividends and distributions	298	20,312	7,515	11,718	6,492
Shares repurchased	(126)	(15,943)	(3,852)	(18,153)	(3,564)

Net increase in shares outstanding	58,121	75,834	104,255	38,103	64,592

Class 3:
Shares sold	—	31	350	183	148
Shares issued on reinvestment of dividends and distributions	—	452	220	151	101
Shares repurchased	—	(2,004)	(2,863)	(776)	(887)

Net increase (decrease) in shares outstanding	—	(1,521)	(2,293)	(442)	(638)

[1]	For the period May 1, 2006, commencement of operations, through December 31, 2006.

[2]	For the period October 4, 2006, commencement of operations, through December 31, 2006.

[3]	Amount less than one thousand.
See Notes to Financial Statements

66	American Funds Insurance Series

(dollars and shares in thousands)
					U.S. Government/
Bond Fund		Global Bond Fund	High-Income Bond Fund		AAA-Rated Securities Fund		Cash Management Fund
Year ended	Year ended	Period ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006[2]	2006	2005	2006	2005	2006	2005

$158,314	$110,408	$150	$73,713	$58,237	$28,326	$23,930	$15,292	$6,739
(4,416)	2,178	(10)	3,708	11,521	(3,537)	2,137	— [3]	(1)
57,361	(77,663)	94	27,773	(49,267)	(923)	(10,709)	8	1

211,259	34,923	234	105,194	20,491	23,866	15,358	15,300	6,739

(7,578)	(7,502)	(79)	(18,213)	(20,075)	(9,348)	(10,544)	(1,903)	(737)
(106,551)	(73,453)	(76)	(41,173)	(29,252)	(14,236)	(11,720)	(4,485)	(1,087)
—	—	—	(2,049)	(2,392)	(1,245)	(1,507)	(378)	(129)

(114,129)	(80,955)	(155)	(61,435)	(51,719)	(24,829)	(23,771)	(6,766)	(1,953)

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

(114,129)	(80,955)	(155)	(61,435)	(51,719)	(24,829)	(23,771)	(6,766)	(1,953)

—	—	10,000	—	—	—	—	—	—
52,576	10,970	1,200	6,186	12,164	4,334	5,194	78,397	49,253
7,578	7,502	79	18,213	20,075	9,348	10,544	1,903	737
(19,886)	(26,416)	— [3]	(52,667)	(74,615)	(47,068)	(46,452)	(59,631)	(54,892)

40,268	(7,944)	11,279	(28,268)	(42,376)	(33,386)	(30,714)	20,669	(4,902)

923,008	561,561	15,491	199,599	157,889	74,330	70,062	260,270	136,997
106,551	73,453	76	41,173	29,252	14,236	11,720	4,485	1,087
(57,649)	(40,314)	(98)	(28,107)	(24,514)	(27,041)	(20,644)	(141,648)	(98,299)

971,910	594,700	15,469	212,665	162,627	61,525	61,138	123,107	39,785

—	—	—	2,705	4,903	2,168	4,576	23,065	18,484
—	—	—	2,049	2,392	1,245	1,507	378	129
—	—	—	(10,123)	(14,020)	(10,244)	(9,755)	(21,422)	(23,149)

—	—	—	(5,369)	(6,725)	(6,831)	(3,672)	2,021	(4,536)

1,012,178	586,756	26,748	179,028	113,526	21,308	26,752	145,797	30,347

1,109,308	540,724	26,827	222,787	82,298	20,345	18,339	154,331	35,133

2,494,469	1,953,745	—	936,294	853,996	632,059	613,720	243,619	208,486

$3,603,777	$2,494,469	$26,827	$1,159,081	$936,294	$652,404	$632,059	$397,950	$243,619

$154,269	$113,002	$(6)	$71,733	$59,984	$28,343	$24,675	$15,205	$6,679

—	—	1,000	—	—	—	—	—	—
4,625	962	116	498	969	370	435	6,852	4,414
691	670	8	1,518	1,660	826	891	168	66
(1,746)	(2,323)	— [3]	(4,196)	(5,955)	(4,006)	(3,873)	(5,209)	(4,905)

3,570	(691)	1,124	(2,180)	(3,326)	(2,810)	(2,547)	1,811	(425)

81,863	49,855	1,514	16,013	12,715	6,368	5,882	22,823	12,309
9,793	6,611	7	3,457	2,431	1,264	996	398	98
(5,122)	(3,572)	(9)	(2,248)	(1,965)	(2,323)	(1,739)	(12,425)	(8,815)

86,534	52,894	1,512	17,222	13,181	5,309	5,139	10,796	3,592

—	—	—	219	392	185	381	2,015	1,658
—	—	—	171	197	110	127	34	12
—	—	—	(804)	(1,121)	(869)	(812)	(1,876)	(2,074)

—	—	—	(414)	(532)	(574)	(304)	173	(404)

67	American Funds Insurance Series

Notes to financial statements
1. Organization and significant accounting policies
Organization — American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 15 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:
Global Discovery Fund — Long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.
Global Growth Fund — Long-term growth of capital by investing primarily in common stocks of companies located around the world.
Global Small Capitalization Fund — Long-term growth of capital by investing primarily in stocks of smaller companies located around the world.
Growth Fund — Long-term growth of capital by investing primarily in common stocks of companies that offer opportunities for growth of capital.
International Fund — Long-term growth of capital by investing primarily in common stocks of companies located outside the United States.
New World Fund — Long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.
Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal.
Global Growth and Income Fund — Long-term growth of capital and current income by investing primarily in stocks of well-established companies located around the world.
Growth-Income Fund — Growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.
Asset Allocation Fund — High total return (including income and capital gains) consistent with long-term preservation of capital.
Bond Fund — As high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.
Global Bond Fund — A high level of total return consistent with prudent management by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.
High-Income Bond Fund — High current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.
U.S. Government/AAA-Rated Securities Fund — A high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.
Cash Management Fund — High current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.
Each fund offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

68	American Funds Insurance Series

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:
Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.
Security transactions and related investment income — Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.
Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
Non-U.S. currency translation — Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.
Forward currency contracts — The series may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the series values

69	American Funds Insurance Series

forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.
Mortgage dollar rolls — The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.
Loan transactions — The series may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or the borrower to meet the obligations of the loan.
2. Non-U.S. investments
Investment risk — The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.
Taxation — Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
3. Federal income taxation and distributions
The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.
As indicated in the table on the following two pages, four funds in the series had capital loss carryforwards available at December 31, 2006. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain.

70	American Funds Insurance Series

Additional tax basis disclosures are as follows:

	(dollars in thousands)
							Blue Chip
	Global	Global	Global Small			New	Income
	Discovery	Growth	Capitalization	Growth	International	World	and Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

As of December 31, 2006:
Undistributed (Distribution in excess of) ordinary income	$1,302	$74,162	$138,438	$187,246	$99,193	$44,694	$82,082
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through December 31, 2006)*	(4)	(278)	(161)	—	(1,429)	(85)	—
Undistributed long-term capital gain	694	185,782	218,971	1,840,600	408,417	79,839	106,861
Post-October capital loss deferrals (realized during the period November 1, 2006, through December 31, 2006)*	—	—	—	—	—	—	—
Capital loss carryforwards	—	—	—	—	—	—	—
Gross unrealized appreciation on investment securities	31,725	937,340	820,968	6,032,719	2,479,198	345,097	763,758
Gross unrealized depreciation on investment securities	(1,689)	(37,779)	(130,543)	(356,411)	(100,971)	(12,125)	(30,134)
Net unrealized appreciation on investment securities	30,036	899,561	690,425	5,676,308	2,378,227	332,972	733,624
Cost of investment securities	149,260	3,402,225	2,486,382	21,447,672	6,636,640	963,725	3,339,073
Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	(33)	(174)	10,373	(246)	4,667	231	—
Reclassification to (from) undistributed net investment income from (to) capital paid in on shares of beneficial interest	—	—	(870)	—	—	—	—
Reclassification to undistributed net realized gain from capital paid in on shares of beneficial interest	—	—	906	—	—	—	—
Utilized capital loss carryforward	—	—	—	—	—	—	—
Expired capital loss carryforward	—	—	—	—	—	—	—

Capital loss carryforwards:
Expiring 2007	—	—	—	—	—	—	—
Expiring 2008	—	—	—	—	—	—	—
Expiring 2009	—	—	—	—	—	—	—
Expiring 2010	—	—	—	—	—	—	—
Expiring 2011	—	—	—	—	—	—	—
Expiring 2012	—	—	—	—	—	—	—
Expiring 2013	—	—	—	—	—	—	—
Expiring 2014	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

71
American Funds Insurance Series

	(dollars in thousands)
	Global						U.S. Government/
	Growth	Growth-	Asset			High-	AAA-Rated	Cash
	and Income	Income	Allocation	Bond	Global Bond	Income Bond	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

As of December 31, 2006:
Undistributed (Distribution in excess of) ordinary income	$3,953	$164,940	$61,928	$154,731	$—	$73,341	$28,407	$15,237
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through December 31, 2006)*	(101)	(158)	(165)	—	(24)	(298)	—	—
Undistributed long-term capital gain	—	847,610	242,044	—	—	—	—	—
Post-October capital loss deferrals (realized during the period November 1, 2006, through December 31, 2006)*	—	—	—	—	—	(2,249)	(18)	—
Capital loss carryforwards	—	—	—	(4,425)	—	(130,131)	(9,230)	(4)
Gross unrealized appreciation on investment securities	55,259	5,609,143	1,348,121	74,062	211	44,540	4,581	13
Gross unrealized depreciation on investment securities	(5,265)	(234,104)	(66,106)	(21,339)	(108)	(11,667)	(3,625)	(2)
Net unrealized appreciation on investment securities	49,994	5,375,039	1,282,015	52,723	103	32,873	956	11
Cost of investment securities	630,431	21,473,237	6,210,473	3,492,260	25,800	1,102,714	645,815	396,571
Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	(45)	586	(284)	(2,918)	(5)	(529)	171	—
Reclassification to (from) undistributed net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	—	5	—	—	—
Reclassification to undistributed net realized gain from capital paid in on shares of beneficial interest	—	—	—	—	—	—	1,293	—
Utilized capital loss carryforward	—	—	—	—	—	6,486	—	—
Expired capital loss carryforward	—	—	—	—	—	—	1,293	—

Capital loss carryforwards:
Expiring 2007	—	—	—	$—	—	$—	$737	$—
Expiring 2008	—	—	—	—	—	—	4,040	—
Expiring 2009	—	—	—	—	—	43,714	—	—
Expiring 2010	—	—	—	—	—	50,900	—	— †
Expiring 2011	—	—	—	3,029	—	35,517	—	—
Expiring 2012	—	—	—	—	—	—	—	3
Expiring 2013	—	—	—	588	—	—	—	1
Expiring 2014	—	—	—	808	—	—	4,453	— †

	—	—	—	$4,425	—	$130,131	$9,230	$4

*	These deferrals are considered incurred in the subsequent year.

†	Amount less than one thousand.
72
American Funds Insurance Series

4. Fees and transactions with related parties
Capital Research and Management Company (“CRMC”), the series’ investment adviser, is the parent company of American Funds Service CompanySM (“AFS”), the series’ transfer agent, and American Funds Distributors, Inc.SM (“AFD”), the principal underwriter of the series’ shares.
Investment advisory services — The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.
The board of trustees approved an amended agreement for Global Small Capitalization Fund, New World Fund and Growth-Income Fund that provided for reduced annual rates as reflected in the table below. During the year ended December 31, 2006, CRMC voluntarily reduced investment advisory services fees to the rates provided by the amended agreement for Global Small Capitalization Fund and to proposed amended rates for Global Growth and Income Fund. In addition, CRMC is currently waiving 10% of investment advisory services fees for all funds in the series. During the year ended December 31, 2006, total aggregate investment advisory services fees waived by CRMC were $29,046,000. As a result, the aggregate fees shown on the accompanying financial statements of $290,427,000 were reduced to $261,381,000. The amended range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waivers, are as follows:

					For the year ended	For the year ended
	Rates		Net asset level (in billions)		December 31, 2006,	December 31, 2006,
Fund	Beginning with	Ending with	Up to	In excess of	before waiver	after waiver

Global Discovery	.580%	.440%	$.5	$1.0	.58%	.52%
Global Growth	.690	.480	.6	3.0	.55	.50
Global Small Capitalization	.800	.650	.6	3.0	.72	.65
Growth	.500	.285	.6	27.0	.32	.29
International	.690	.430	.5	21.0	.50	.45
New World	.850	.660	.5	1.5	.81	.73
Blue Chip Income and Growth	.500	.370	.6	4.0	.42	.38
Global Growth and Income	.690		all		.69 *	.62 *
Growth-Income	.500	.222	.6	27.0	.27	.24
Asset Allocation	.500	.250	.6	8.0	.32	.29
Bond	.480	.360	.6	3.0	.41	.37
Global Bond	.570		all		.14 †	.12 †
High-Income Bond	.500	.420	.6	2.0	.48	.43
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.46	.41
Cash Management	.320		all		.32	.29

*	Annualized ratios based on activity during the period May 1, 2006, commencement of operations, through December 31, 2006.

†	Ratios based on activity during the period October 4, 2006, commencement of operations, through December 31, 2006.

Transfer agent services — The aggregate fee of $55,000 was incurred during the year ended December 31, 2006, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder record-keeping, communications and transaction processing.
Deferred trustees’ compensation — Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees’ compensation of $968,000, shown on the accompanying financial statements, includes $564,000 in current fees (either paid in cash or deferred) and a net increase of $404,000 in the value of the deferred amounts.
Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.
5. Distribution services
The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the year ended December 31, 2006, distribution expenses under the plans for the series aggregated $166,423,000 for Class 2 and $2,171,000 for Class 3. Class 1 shares have not adopted a plan of distribution.
73
American Funds Insurance Series

6. Investment transactions and other disclosures
As of December 31, 2006, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell non-U.S. currencies as follows:

		(amounts in thousands)
					U.S. valuations at
		Contract amount			December 31, 2006
						Unrealized
						appreciation
Fund	Non-U.S. currency sale contracts	Non-U.S.		U.S.	Amount	(depreciation)

Purchases:
Bond	Euro, expiring 2/13/2007		€15,666	$20,651	$20,718	$67
Global Bond	Euro, expiring 2/13–3/19/2007		€891	1,177	1,179	2
Global Bond	Japanese yen, expiring 3/5–3/12/2007		¥38,548	338	327	(11)
Sales:
Asset Allocation	Euro, expiring 1/19–3/30/2007		€4,619	5,937	6,108	(171)
Bond	Euro, expiring 3/14/2007		€5,585	7,416	7,394	22
Global Bond	Australian dollars, expiring 1/9–2/16/2007	A$	193	145	152	(7)
High-Income Bond	Euro, expiring 1/19–3/30/2007		€7,697	10,075	10,186	(111)
The following table presents additional information for the year ended December 31, 2006:

	(dollars in thousands)
							Blue Chip
	Global	Global	Global Small			New	Income
	Discovery	Growth	Capitalization	Growth	International	World	and Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases of investment securities[3]	$74,132	$1,474,545	$1,597,228	$10,130,504	$3,450,833	$539,610	$965,021
Sales of investment securities[3]	37,095	893,260	1,222,179	7,752,374	1,927,899	292,365	686,760
Non-U.S taxes paid on dividend income	132	4,879	2,943	6,991	15,077	1,897	184
Non-U.S taxes paid on interest income	—	—	—	—	—	—	—
Non-U.S taxes paid on realized gains	—	132	238	—	612	1,118	—
Non-U.S taxes provided on unrealized gains as of December 31, 2006	—	1,192	1,990	1,147	4,271	1,042	—
Dividends from affiliated issuers	—	—	756	—	—	—	—
Net realized gain from affiliated issuers	—	—	5,213	—	—	—	—

	(dollars in thousands)
							U.S.
	Global						Government/
	Growth	Growth-	Asset			High-Income	AAA-Rated	Cash
	and Income	Income	Allocation	Bond	Global Bond	Bond	Securities	Management
	Fund[1]	Fund	Fund	Fund	Fund[2]	Fund	Fund	Fund

Purchases of investment securities[3]	$535,672	$6,469,654	$2,557,482	$2,067,940	$21,021	$519,991	$476,038	$3,009,216
Sales of investment securities[3]	18,860	5,342,432	2,328,866	1,331,037	1,020	316,755	458,345	2,870,977
Non-U.S taxes paid on dividend income	155	5,223	1,442	—	—	—	—	—
Non-U.S taxes paid on interest income	—	—	9	117	1	—	—	—
Non-U.S taxes paid on realized gains	—	—	—	—	—	—	—	—
Non-U.S taxes provided on unrealized gains as of December 31, 2006	—	—	—	—	—	—	—	—
Dividends from affiliated issuers	—	—	—	—	—	—	—	—
Net realized gain from affiliated issuers	—	—	31,438	—	—	—	—	—

[1]	For the period May 1, 2006, commencement of operations, through December 31, 2006.

[2]	For the period October 4, 2006, commencement of operations, through December 31, 2006.

[3]	Excludes short-term securities, except for Cash Management Fund.
74
American Funds Insurance Series

Financial highlights1

		Income (loss) from
		investment operations [2]			Dividends and distributions
			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Global Discovery Fund

Class 1
12/31/06	$11.63	$.15	$1.89	$2.04	$(.13)	$(.49)	$(.62)	$13.05	17.66%	$28	.62%	.56%	1.19%
12/31/05	10.79	.14	1.05	1.19	(.11)	(.24)	(.35)	11.63	11.07	22	.61	.56	1.27
12/31/04	9.94	.08	.98	1.06	(.09)	(.12)	(.21)	10.79	10.72	20	.61	.60	.81
12/31/03	7.26	.05	2.67	2.72	(.04)	—	(.04)	9.94	37.41	17	.61	.61	.55
12/31/02	9.30	.06	(2.05)	(1.99)	(.05)	—	(.05)	7.26	(21.41)	10	.61	.61	.69
Class 2
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151	.87	.81	.94
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89	.86	.81	1.04
12/31/04	9.92	.06	.97	1.03	(.07)	(.12)	(.19)	10.76	10.43	51	.86	.85	.60
12/31/03	7.25	.02	2.67	2.69	(.02)	—	(.02)	9.92	37.11	24	.86	.86	.28
12/31/02	9.30	.04	(2.05)	(2.01)	(.04)	—	(.04)	7.25	(21.67)	9	.86	.86	.48

Global Growth Fund

Class 1
12/31/06	$19.63	$.41	$3.62	$4.03	$(.22)	—	$(.22)	$23.44	20.73%	$278	.58%	.53%	1.95%
12/31/05	17.31	.28	2.19	2.47	(.15)	—	(.15)	19.63	14.37	206	.62	.57	1.56
12/31/04	15.30	.18	1.92	2.10	(.09)	—	(.09)	17.31	13.80	202	.65	.64	1.15
12/31/03	11.35	.12	3.91	4.03	(.08)	—	(.08)	15.30	35.63	188	.70	.70	.94
12/31/02	13.42	.09	(2.02)	(1.93)	(.14)	—	(.14)	11.35	(14.46)	152	.71	.71	.73
Class 2
12/31/06	19.52	.36	3.59	3.95	(.18)	—	(.18)	23.29	20.43	4,015	.83	.78	1.71
12/31/05	17.23	.23	2.18	2.41	(.12)	—	(.12)	19.52	14.07	2,617	.87	.82	1.30
12/31/04	15.25	.14	1.91	2.05	(.07)	—	(.07)	17.23	13.49	1,796	.90	.89	.92
12/31/03	11.32	.09	3.89	3.98	(.05)	—	(.05)	15.25	35.27	1,082	.95	.95	.68
12/31/02	13.38	.06	(2.01)	(1.95)	(.11)	—	(.11)	11.32	(14.64)	592	.96	.96	.48

Global Small Capitalization Fund

Class 1
12/31/06	$21.29	$.19	$4.74	$4.93	$(.14)	$(1.21)	$(1.35)	$24.87	24.35%	$247	.77%	.69%	.82%
12/31/05	17.14	.13	4.23	4.36	(.21)	—	(.21)	21.29	25.66	231	.79	.73	.72
12/31/04	14.15	.02	2.97	2.99	—	—	—	17.14	21.13	193	.81	.80	.15
12/31/03	9.27	—4	4.97	4.97	(.09)	—	(.09)	14.15	53.92	163	.83	.83	(.03)
12/31/02	11.52	—4	(2.15)	(2.15)	(.10)	—	(.10)	9.27	(18.83)	108	.84	.84	.04
Class 2
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02	.94	.61
12/31/05	17.02	.09	4.19	4.28	(.18)	—	(.18)	21.12	25.35	1,977	1.04	.97	.49
12/31/04	14.08	(.01)	2.95	2.94	—	—	—	17.02	20.88	1,198	1.06	1.05	(.07)
12/31/03	9.23	(.03)	4.95	4.92	(.07)	—	(.07)	14.08	53.53	665	1.08	1.08	(.28)
12/31/02	11.48	(.02)	(2.15)	(2.17)	(.08)	—	(.08)	9.23	(19.05)	290	1.09	1.09	(.20)
75
American Funds Insurance Series

		Income (loss) from
		investment operations[2]			Dividends and distributions
			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Growth Fund

Class 1
12/31/06	$59.36	$.70	$5.46	$6.16	$(.63)	$(.38)	$(1.01)	$64.51	10.48%	$3,503	.34%	.31%	1.14%
12/31/05	51.39	.46	8.00	8.46	(.49)	—	(.49)	59.36	16.50	3,709	.35	.32	.87
12/31/04	45.74	.32	5.51	5.83	(.18)	—	(.18)	51.39	12.75	3,744	.36	.36	.68
12/31/03	33.47	.16	12.26	12.42	(.15)	—	(.15)	45.74	37.15	3,877	.39	.39	.41
12/31/02	44.30	.12	(10.87)	(10.75)	(.08)	—	(.08)	33.47	(24.27)	3,195	.40	.40	.30
Class 2
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122	.59	.56	.89
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)	58.98	16.19	18,343	.60	.57	.64
12/31/04	45.50	.23	5.45	5.68	(.08)	—	(.08)	51.10	12.50	12,055	.61	.61	.50
12/31/03	33.29	.06	12.19	12.25	(.04)	—	(.04)	45.50	36.80	7,107	.64	.64	.16
12/31/02	44.09	.03	(10.82)	(10.79)	(.01)	—	(.01)	33.29	(24.46)	3,009	.65	.65	.07
Class 3
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451	.52	.49	.95
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)	59.34	16.28	499	.53	.50	.69
12/31/04[5]	47.74	.24	3.50	3.74	(.10)	—	(.10)	51.38	7.85	516	.54[6]	.53[6]	.54[6]

International Fund

Class 1
12/31/06	$18.96	$.41	$3.21	$3.62	$(.38)	$(.19)	$(.57)	$22.01	19.33%	$1,648	.54%	.49%	1.99%
12/31/05	15.82	.32	3.11	3.43	(.29)	—	(.29)	18.96	21.75	1,599	.57	.52	1.92
12/31/04	13.41	.22	2.41	2.63	(.22)	—	(.22)	15.82	19.66	1,495	.60	.59	1.54
12/31/03	10.07	.15	3.38	3.53	(.19)	—	(.19)	13.41	35.12	1,431	.63	.63	1.40
12/31/02	12.02	.15	(1.90)	(1.75)	(.20)	—	(.20)	10.07	(14.58)	1,236	.63	.63	1.35
Class 2
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260	.79	.74	1.72
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)	18.92	21.50	4,790	.82	.77	1.64
12/31/04	13.39	.18	2.41	2.59	(.19)	—	(.19)	15.79	19.32	2,752	.84	.83	1.27
12/31/03	10.05	.12	3.37	3.49	(.15)	—	(.15)	13.39	34.85	1,385	.88	.88	1.08
12/31/02	11.97	.12	(1.89)	(1.77)	(.15)	—	(.15)	10.05	(14.84)	636	.88	.88	1.05
Class 3
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120	.72	.67	1.81
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)	18.96	21.54	116	.75	.70	1.74
12/31/04[5]	13.76	.20	2.05	2.25	(.19)	—	(.19)	15.82	16.45	115	.77[6]	.77[6]	1.45[6]

New World Fund

Class 1
12/31/06	$16.67	$.41	$4.95	$5.36	$(.32)	$(.15)	$(.47)	$21.56	32.88%	$126	.88%	.80%	2.19%
12/31/05	13.96	.33	2.58	2.91	(.20)	—	(.20)	16.67	21.10	88	.92	.85	2.22
12/31/04	11.99	.23	2.01	2.24	(.27)	—	(.27)	13.96	19.07	63	.93	.92	1.81
12/31/03	8.76	.21	3.21	3.42	(.19)	—	(.19)	11.99	39.56	47	.92	.92	2.15
12/31/02	9.44	.20	(.70)	(.50)	(.18)	—	(.18)	8.76	(5.45)	35	.91	.91	2.14
Class 2
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13	1.05	1.93
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)	16.56	20.74	677	1.17	1.10	1.97
12/31/04	11.94	.19	2.01	2.20	(.25)	—	(.25)	13.89	18.80	373	1.18	1.17	1.57
12/31/03	8.73	.19	3.19	3.38	(.17)	—	(.17)	11.94	39.18	224	1.17	1.17	1.90
12/31/02	9.41	.18	(.70)	(.52)	(.16)	—	(.16)	8.73	(5.66)	124	1.16	1.16	1.89
76
American Funds Insurance Series

		Income (loss) from
		investment operations[2]			Dividends and distributions
			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Blue Chip Income and Growth Fund

Class 1
12/31/06	$10.91	$.20	$1.63	$1.83	$(.16)	$(.61)	$(.77)	$11.97	17.73%	$159	.43%	.39%	1.75%
12/31/05	10.26	.18	.59	.77	(.12)	—	(.12)	10.91	7.57	135	.45	.41	1.73
12/31/04	9.41	.15	.78	.93	(.08)	—	(.08)	10.26	9.94	129	.46	.46	1.60
12/31/03	7.17	.13	2.11	2.24	—	—	—	9.41	31.24	107	.52	.50	1.67
12/31/02	9.43	.16	(2.32)	(2.16)	(.10)	—	(.10)	7.17	(22.93)	54	.52	.52	1.89
Class 2
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937	.68	.64	1.50
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)	10.83	7.24	3,029	.70	.66	1.48
12/31/04	9.36	.13	.78	.91	(.07)	—	(.07)	10.20	9.74	2,349	.71	.70	1.37
12/31/03	7.16	.11	2.09	2.20	—	—	—	9.36	30.73	1,490	.76	.74	1.41
12/31/02	9.41	.14	(2.30)	(2.16)	(.09)	—	(.09)	7.16	(23.07)	426	.77	.77	1.76

Global Growth and Income Fund[7]

Class 1
12/31/06	$10.00	$.14	$.91	$1.05	$(.07)	—	$(.07)	$10.98	10.49%	$45	.72%[6]	.65%[6]	2.10%[6]
Class 2
12/31/06	10.00	.11	.92	1.03	(.06)	—	(.06)	10.97	10.30	638	.97 [6]	.90 [6]	1.64 [6]

Growth-Income Fund

Class 1
12/31/06	$38.31	$.77	$5.03	$5.80	$(.72)	$(.96)	$(1.68)	$42.43	15.51%	$3,759	.28%	.25%	1.92%
12/31/05	36.81	.62	1.61	2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825	.29	.27	1.68
12/31/04	33.61	.48	3.09	3.57	(.37)	—	(.37)	36.81	10.66	4,213	.31	.30	1.39
12/31/03	25.63	.42	7.96	8.38	(.40)	—	(.40)	33.61	32.76	4,402	.34	.34	1.45
12/31/02	31.70	.41	(6.16)	(5.75)	(.32)	—	(.32)	25.63	(18.15)	3,741	.35	.35	1.43
Class 2
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688	.53	.50	1.67
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608	.54	.52	1.44
12/31/04	33.48	.41	3.06	3.47	(.31)	—	(.31)	36.64	10.37	13,105	.56	.55	1.19
12/31/03	25.52	.34	7.92	8.26	(.30)	—	(.30)	33.48	32.43	7,824	.59	.59	1.18
12/31/02	31.58	.35	(6.14)	(5.79)	(.27)	—	(.27)	25.52	(18.34)	3,632	.60	.60	1.22
Class 3
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458	.46	.43	1.74
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88	471	.47	.45	1.50
12/31/04[5]	34.64	.41	2.07	2.48	(.32)	—	(.32)	36.80	7.18	537	.49 [6]	.48 [6]	1.24 [6]

Asset Allocation Fund

Class 1
12/31/06	$16.56	$.47	$1.97	$2.44	$(.43)	$(.23)	$(.66)	$18.34	14.96%	$1,079	.33%	.30%	2.67%
12/31/05	15.49	.41	1.05	1.46	(.39)	—	(.39)	16.56	9.45	879	.35	.32	2.57
12/31/04	14.58	.39	.84	1.23	(.32)	—	(.32)	15.49	8.50	899	.38	.37	2.64
12/31/03	12.23	.41	2.29	2.70	(.35)	—	(.35)	14.58	22.14	911	.42	.42	3.12
12/31/02	14.30	.45	(2.19)	(1.74)	(.33)	—	(.33)	12.23	(12.19)	797	.45	.45	3.31
Class 2
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362	.58	.55	2.42
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)	16.47	9.14	5,120	.60	.57	2.31
12/31/04	14.51	.36	.84	1.20	(.29)	—	(.29)	15.42	8.34	3,797	.62	.62	2.42
12/31/03	12.18	.37	2.27	2.64	(.31)	—	(.31)	14.51	21.74	2,314	.67	.67	2.81
12/31/02	14.25	.42	(2.18)	(1.76)	(.31)	—	(.31)	12.18	(12.38)	1,056	.70	.70	3.11
Class 3
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76	.51	.48	2.49
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)	16.56	9.26	76	.53	.50	2.39
12/31/04[5]	14.85	.36	.58	.94	(.30)	—	(.30)	15.49	6.38	81	.55 [6]	.55 [6]	2.50 [6]

77	American Funds Insurance Series

			Income (loss) from
		investment operations[2]			Dividends and distributions
			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Bond Fund

Class 1
12/31/06	$11.31	$.63	$.17	$.80	$(.47)	—	$(.47)	$11.64	7.31%	$230	.43%	.39%	5.54%
12/31/05	11.57	.60	(.40)	.20	(.46)	—	(.46)	11.31	1.77	182	.44	.40	5.30
12/31/04	11.34	.56	.10	.66	(.43)	—	(.43)	11.57	6.04	195	.45	.44	4.94
12/31/03	10.41	.57	.78	1.35	(.42)	—	(.42)	11.34	13.07	213	.47	.47	5.19
12/31/02	10.44	.67	(.24)	.43	(.46)	—	(.46)	10.41	4.26	218	.49	.49	6.60
Class 2
12/31/06	11.22	.60	.16	.76	(.45)	—	(.45)	11.53	6.99	3,374	.68	.64	5.29
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)	11.22	1.59	2,312	.69	.65	5.06
12/31/04	11.27	.53	.09	.62	(.41)	—	(.41)	11.48	5.72	1,759	.70	.69	4.68
12/31/03	10.36	.53	.78	1.31	(.40)	—	(.40)	11.27	12.80	1,280	.72	.72	4.88
12/31/02	10.40	.64	(.24)	.40	(.44)	—	(.44)	10.36	4.05	697	.74	.74	6.34

Global Bond Fund

Class 1
12/31/06[8]	$10.00	$.10	$.15	$.25	$(.07)	—	$(.07)	$10.18	2.52%	$12	.15%	.13%	1.00%
Class 2
12/31/06[9]	10.00	.06	.18	.24	(.07)	—	(.07)	10.17	1.99	15	.13	.12	.60

High-Income Bond Fund

Class 1
12/31/06	$12.41	$.92	$.37	$1.29	$(.80)	—	$(.80)	$12.90	10.89%	$293	.49%	.45%	7.36%
12/31/05	12.89	.85	(.55)	.30	(.78)	—	(.78)	12.41	2.46	309	.50	.46	6.76
12/31/04	12.54	.84	.32	1.16	(.81)	—	(.81)	12.89	9.83	364	.50	.50	6.74
12/31/03	10.44	.90	2.12	3.02	(.92)	—	(.92)	12.54	29.79	411	.51	.51	7.74
12/31/02	11.78	1.01	(1.25)	(.24)	(1.10)	—	(1.10)	10.44	(1.51)	335	.52	.52	9.55
Class 2
12/31/06	12.32	.89	.36	1.25	(.78)	—	(.78)	12.79	10.59	832	.74	.70	7.12
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)	12.32	2.20	590	.75	.71	6.55
12/31/04	12.47	.81	.32	1.13	(.79)	—	(.79)	12.81	9.59	444	.75	.74	6.48
12/31/03	10.39	.86	2.12	2.98	(.90)	—	(.90)	12.47	29.51	319	.76	.76	7.41
12/31/02	11.74	.97	(1.25)	(.28)	(1.07)	—	(1.07)	10.39	(1.83)	183	.77	.77	9.28
Class 3
12/31/06	12.39	.90	.36	1.26	(.77)	—	(.77)	12.88	10.66	34	.67	.63	7.19
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)	12.39	2.25	37	.68	.64	6.58
12/31/04[5]	12.79	.78	.11	.89	(.81)	—	(.81)	12.87	7.52	46	.68 [6]	.68 [6]	6.57 [6]

U.S. Government /AAA-Rated Securities Fund

Class 1
12/31/06	$11.91	$.55	$(.10)	$.45	$(.49)	—	$(.49)	$11.87	3.95%	$218	.47%	.42%	4.64%
12/31/05	12.07	.48	(.16)	.32	(.48)	—	(.48)	11.91	2.70	252	.47	.43	3.99
12/31/04	12.24	.45	(.03)	.42	(.59)	—	(.59)	12.07	3.58	286	.47	.46	3.68
12/31/03	12.37	.46	(.15)	.31	(.44)	—	(.44)	12.24	2.51	373	.46	.46	3.71
12/31/02	11.87	.54	.55	1.09	(.59)	—	(.59)	12.37	9.45	517	.47	.47	4.45
Class 2
12/31/06	11.83	.51	(.09)	.42	(.46)	—	(.46)	11.79	3.75	402	.72	.67	4.40
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)	11.83	2.41	341	.72	.68	3.75
12/31/04	12.17	.41	(.03)	.38	(.55)	—	(.55)	12.00	3.30	285	.72	.71	3.42
12/31/03	12.31	.42	(.14)	.28	(.42)	—	(.42)	12.17	2.28	273	.71	.71	3.43
12/31/02	11.83	.50	.55	1.05	(.57)	—	(.57)	12.31	9.15	288	.72	.72	4.14
Class 3
12/31/06	11.89	.52	(.09)	.43	(.46)	—	(.46)	11.86	3.80	32	.65	.60	4.45
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)	11.89	2.50	39	.65	.61	3.81
12/31/04[5]	12.34	.41	(.11)	.30	(.59)	—	(.59)	12.05	2.58	43	.65 [6]	.65 [6]	3.51 [6]

78	American Funds Insurance Series

		Income (loss) from
		investment operations[2]				Dividends and distributions
			Net gains											Ratio of
			(losses) on									Ratio of	Ratio of	net income
	Net asset		securities			Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both		Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and		investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)		operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Cash Management Fund

Class 1
12/31/06	$11.31	$.54	$—	[4]	$.54	$(.23)	—	$(.23)	$11.62	4.81%	$98	.33%	.30%	4.74%
12/31/05	11.09	.33	—	[4]	.33	(.11)	—	(.11)	11.31	2.97	75	.33	.30	2.91
12/31/04	11.07	.11	—	[4]	.11	(.09)	—	(.09)	11.09	.96	78	.37	.36	.96
12/31/03	11.17	.07	—	[4]	.07	(.17)	—	(.17)	11.07	.67	103	.47	.47	.68
12/31/02	11.41	.14	—	[4]	.14	(.38)	—	(.38)	11.17	1.24	203	.46	.46	1.25
Class 2
12/31/06	11.26	.51	—	[4]	.51	(.21)	—	(.21)	11.56	4.59	282	.58	.55	4.52
12/31/05	11.05	.30	—	[4]	.30	(.09)	—	(.09)	11.26	2.68	153	.58	.55	2.71
12/31/04	11.03	.08	—	[4]	.08	(.06)	—	(.06)	11.05	.70	110	.61	.61	.76
12/31/03	11.12	.05	—	[4]	.05	(.14)	—	(.14)	11.03	.47	99	.72	.72	.42
12/31/02	11.37	.11	—	[4]	.11	(.36)	—	(.36)	11.12	1.00	133	.71	.71	1.00
Class 3
12/31/06	11.29	.52	—	[4]	.52	(.21)	—	(.21)	11.60	4.64	18	.51	.48	4.53
12/31/05	11.07	.30	—	[4]	.30	(.08)	—	(.08)	11.29	2.74	16	.51	.48	2.70
12/31/04[5]	11.07	.09	—	[4]	.09	(.09)	—	(.09)	11.07	.78	20	.54 [6]	.54 [6]	.80 [6]

	Year ended December 31
Portfolio turnover rate for all classes of shares	2006	2005	2004	2003	2002

Global Discovery Fund	31%	53%	28%	30%	25%
Global Growth Fund	31	26	24	27	30
Global Small Capitalization Fund	50	47	49	51	66
Growth Fund	35	29	30	34	34
International Fund	29	40	37	40	30
New World Fund	32	26	18	19	22
Blue Chip Income and Growth Fund	21	33	13	12	8
Global Growth and Income Fund[7]	8	—	—	—	—
Growth-Income Fund	25	20	21	21	26
Asset Allocation Fund	38	23	20	20	25
Bond Fund	57	46	34	20	29
Global Bond Fund[8]	7	—	—	—	—
High-Income Bond Fund	35	35	38	48	45
U.S. Government/AAA-Rated Securities Fund	76	86	68	63	53
Cash Management Fund	—	—	—	—	—

[1]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

[2]	Based on average shares outstanding.

[3]	The ratios in this column reflect the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.

[4]	Amount less than $.01.

[5]	From January 16, 2004, when Class 3 shares were first issued.

[6]	Annualized.

[7]	From May 1, 2006, commencement of operations.

[8]	From October 4, 2006, commencement of operations.

[9]	From November 6, 2006, when Class 2 shares were first issued.
See Notes to Financial Statements

79	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of American Funds Insurance Series:
In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2006, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Los Angeles, California
February 7, 2007

80	American Funds Insurance Series

Expense example	unaudited
The funds in the American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006, through December 31, 2006).
Actual expenses:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.
Hypothetical example for comparison purposes:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2006	value 12/31/2006	during period[1]	expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,147.10	$2.98	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 — actual return	1,000.00	1,145.51	4.33	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,135.67	$2.80	.52%
Class 1 — assumed 5% return	1,000.00	1,022.58	2.65	.52

Class 2 — actual return	1,000.00	1,134.43	4.14	.77
Class 2 — assumed 5% return	1,000.00	1,021.32	3.92	.77

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,136.14	$3.66	.68%
Class 1 — assumed 5% return	1,000.00	1,021.78	3.47	.68

Class 2 — actual return	1,000.00	1,134.45	5.00	.93
Class 2 — assumed 5% return	1,000.00	1,020.52	4.74	.93

81	American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2006	value 12/31/2006	during period[1]	expense ratio

Growth Fund
Class 1 — actual return	$1,000.00	$1,077.19	$1.57	.30%
Class 1 — assumed 5% return	1,000.00	1,023.69	1.53	.30

Class 2 — actual return	1,000.00	1,075.97	2.88	.55
Class 2 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 3 — actual return	1,000.00	1,076.25	2.51	.48
Class 3 — assumed 5% return	1,000.00	1,022.79	2.45	.48

International Fund
Class 1 — actual return	$1,000.00	$1,125.66	$2.57	.48%
Class 1 — assumed 5% return	1,000.00	1,022.79	2.45	.48

Class 2 — actual return	1,000.00	1,124.21	3.91	.73
Class 2 — assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 3 — actual return	1,000.00	1,124.66	3.53	.66
Class 3 — assumed 5% return	1,000.00	1,021.88	3.36	.66

New World Fund
Class 1 — actual return	$1,000.00	$1,219.46	$4.42	.79%
Class 1 — assumed 5% return	1,000.00	1,021.22	4.02	.79

Class 2 — actual return	1,000.00	1,217.30	5.81	1.04
Class 2 — assumed 5% return	1,000.00	1,019.96	5.30	1.04

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,125.00	$2.09	.39%
Class 1 — assumed 5% return	1,000.00	1,023.24	1.99	.39

Class 2 — actual return	1,000.00	1,122.99	3.42	.64
Class 2 — assumed 5% return	1,000.00	1,021.98	3.26	.64

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,149.68	$3.52	.65%
Class 1 — assumed 5% return	1,000.00	1,021.93	3.31	.65

Class 2 — actual return	1,000.00	1,149.01	4.88	.90
Class 2 — assumed 5% return	1,000.00	1,020.67	4.58	.90

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,109.71	$1.33	.25%
Class 1 — assumed 5% return	1,000.00	1,023.95	1.28	.25

Class 2 — actual return	1,000.00	1,108.16	2.66	.50
Class 2 — assumed 5% return	1,000.00	1,022.68	2.55	.50

Class 3 — actual return	1,000.00	1,108.65	2.29	.43
Class 3 — assumed 5% return	1,000.00	1,023.04	2.19	.43

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,088.63	$1.58	.30%
Class 1 — assumed 5% return	1,000.00	1,023.69	1.53	.30

Class 2 — actual return	1,000.00	1,087.20	2.89	.55
Class 2 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 3 — actual return	1,000.00	1,088.26	2.53	.48
Class 3 — assumed 5% return	1,000.00	1,022.79	2.45	.48

82	American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2006	value 12/31/2006	during period[1]	expense ratio

Bond Fund
Class 1 — actual return	$1,000.00	$1,058.18	$1.97	.38%
Class 1 — assumed 5% return	1,000.00	1,023.29	1.94	.38

Class 2 — actual return	1,000.00	1,056.83	3.27	.63
Class 2 — assumed 5% return	1,000.00	1,022.03	3.21	.63

Global Bond Fund
Class 1 — actual return [2]	$1,000.00	$1,025.20	$1.37	.56%
Class 1 — assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 2 — actual return [3]	1,000.00	1,019.92	1.26	.83
Class 2 — assumed 5% return	1,000.00	1,021.02	4.23	.83

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,073.22	$2.30	.44%
Class 1 — assumed 5% return	1,000.00	1,022.99	2.24	.44

Class 2 — actual return	1,000.00	1,071.19	3.60	.69
Class 2 — assumed 5% return	1,000.00	1,021.73	3.52	.69

Class 3 — actual return	1,000.00	1,071.55	3.24	.62
Class 3 — assumed 5% return	1,000.00	1,022.08	3.16	.62

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,046.73	$2.17	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42

Class 2 — actual return	1,000.00	1,045.21	3.45	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67

Class 3 — actual return	1,000.00	1,045.85	3.09	.60
Class 3 — assumed 5% return	1,000.00	1,022.18	3.06	.60

Cash Management Fund
Class 1 — actual return	$1,000.00	$1,025.59	$1.53	.30%
Class 1 — assumed 5% return	1,000.00	1,023.69	1.53	.30

Class 2 — actual return	1,000.00	1,023.92	2.81	.55
Class 2 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 3 — actual return	1,000.00	1,024.73	2.45	.48
Class 3 — assumed 5% return	1,000.00	1,022.79	2.45	.48

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	From October 4, 2006, commencement of operations.

[3]	From November 6, 2006, when Class 2 shares were first issued.

83	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement
The series’ board members have approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each of the Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Blue Chip Income and Growth, Global Growth and Income, Growth-Income, Asset Allocation, Bond, Global Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management funds of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2007. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.
1. Information reviewed
Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on each of the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the funds. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding each fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the funds.
Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with independent counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.
2. Nature, extent and quality of services
CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board also considered the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.
Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the series. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the funds under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.
3. Investment results
The board and committee considered the investment results of each fund in light of its objective. They also considered information regarding the selection of indexes and funds comparable to each fund that were used to evaluate relative investment results.
Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund) and (iii) the Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that while the fund’s investment results were mixed as compared to the indexes for shorter periods, over the five-year period and over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than all three indexes.

84	American Funds Insurance Series

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.
Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) a blended S&P/Citigroup Global/World Index and (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both indexes.
Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index (the Lipper category that includes the fund), (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both Lipper indexes in each period and superior to the S&P 500 over the three-, five- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.
International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI EAFE Index and (ii) the Lipper International Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that while the fund’s investment results were mixed as compared to both indexes for shorter periods, over the five- and 10-year periods and over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both indexes.
New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were somewhat lower than the Lipper Emerging Markets Funds Index but significantly higher than the MSCI All Country World Index over the one-, three- and five-year periods, as well as for the lifetime of the fund since June 17, 1999. The board and the committee further noted that over the 10-month period, the fund’s investment results were higher than both indexes.
Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund), (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to all three indexes over the 10-month and one-year periods, and mixed over the three- and five-year periods. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were superior to the S&P 500, but lower than both Lipper indexes.
Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for two-month and six-month periods ended October 31, 2006, and noted that the fund’s investment results were mixed over both periods. The board and the committee also noted that the fund had recently begun operations on May 1, 2006, and investment results for longer periods were therefore not available.

85	American Funds Insurance Series

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to the S&P 500 over each of the periods and superior to the Lipper index over each period other than the three-year period. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were significantly higher than both indexes.
Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index (the Lipper category that includes the fund), (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to the Lipper and Citigroup indexes over each period and superior to the S&P 500 over each period other than the 10-year period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were significantly higher than the Lipper and Citigroup indexes but lower than the S&P 500.
Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index (the Lipper category that includes the fund) and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were significantly superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since January 2, 1996, the fund’s investment results were higher than both indexes.
Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lehman Brothers Global Aggregate Bond Index and (ii) the Citigroup World Government Bond Index. The board and the committee examined investment results for the lifetime of the fund from October 4, 2006, through October 31, 2006, and noted that the fund’s investment results were higher than the Lehman Brothers index but lower than the Citigroup index. The board and the committee also noted that the fund had been in operation for a very short period of time and investment results for longer periods were therefore not available.
High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index (the Lipper category that includes the fund) and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the Lipper index over each period other than the three-year period, but lower than the Credit Suisse index over each period other than the 10-year period.
U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Lipper A-Rated Bond Fund Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over each period but lower than the Lipper A-Rated Bond Fund Index over each period other than the 10-month period.
Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the index over each period.

86	American Funds Insurance Series

4. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expenses of the funds (each as a percentage of average net assets) other than Global Growth and Income Fund and Global Bond Fund, which have been in operation for less than one year, with the median fee and expense levels of all other funds in the applicable Lipper index as of October 31, 2006.
The board and the committee observed that the funds’ advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all funds in each fund’s comparison group, and in each case below the median. The board and the committee also noted the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.
The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.
The board and the committee also considered indirect benefits that the adviser might be deemed to have received, such as access to research of brokers who execute portfolio transactions for the funds.
5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee noted that its members had also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of each fund’s asset growth on advisory fee levels, noting that total fees paid to the adviser increase as assets increase, and then considered the extent to which such fees are reduced through breakpoint discounts in the fund’s advisory fee structure and the current 10% advisory fee waiver.
6. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with each fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.
7. Conclusions
Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded, with respect to each fund, that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that approval of the agreement was in the best interests of the fund and its shareholders. The board and the committee concluded that each of the factors discussed above supported such approval.

87	American Funds Insurance Series

Board of trustees
“Independent” trustees

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex[2] overseen	Other directorships[3]
Name and age	of the series[1]	Principal occupation(s) during past five years	by trustee	held by trustee
Lee A. Ault III, 70 Chairman of the Board (Independent and Non-Executive)	1999	Private investor; former Chairman of the Board, In-Q-Tel, Inc. (an independent technology venture company funded principally by the Central Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc.	2	Anworth Mortgage Asset Corporation; Office Depot, Inc.

H. Frederick Christie, 73	1994	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)	21	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Joe E. Davis, 72	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production); former President and CEO, National Health Enterprises, Inc.	2	Anworth Mortgage Asset Corporation; Natural Alternatives Inc.

Martin Fenton, 71	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)	18	None

Leonard R. Fuller, 60	1999	President and CEO, Fuller Consulting (financial management consulting firm)	16	None

W. Scott Hedrick, 61	2007	Founding General Partner, Inter West Partners (venture capital firm focused on information technology and life sciences); Lecturer, Stanford Graduate School of Business	2	Hot Topic, Inc.; Office Depot, Inc.

Mary Myers Kauppila, 52	1994	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.	6	None

Kirk P. Pendleton, 67	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)	7	None
“Interested” trustees4

	Year first		Number of
	elected a	Principal occupation(s) during past five years and	portfolios in fund
Name, age and	trustee or officer	positions held with affiliated entities or the	complex[2] overseen	Other directorships[3]
position with series	of the series[1]	principal underwriter of the series	by trustee	held by trustee
James K. Dunton, 69 Vice Chairman of the Board	1993	Senior Vice President and Director, Capital Research and Management Company	2	None

Donald D. O’Neal, 46 President	1998	Senior Vice President and Director, Capital Research and Management Company	3	None
The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

88	American Funds Insurance Series

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and positions
Name, age and	officer	held with affiliated entities or the principal underwriter of
position with series	of the series[1]	the series
Alan N. Berro, 46 Senior Vice President	1998	Vice President, Capital Research and Management Company; Senior Vice President, Capital Research Company[5]

Michael J. Downer, 52 Senior Vice President	1991	Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Abner D. Goldstine, 77 Senior Vice President	1993	Senior Vice President and Director, Capital Research and Management Company

John H. Smet, 50 Senior Vice President	1994	Senior Vice President, Capital Research and Management Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 54 Vice President	1994	Senior Vice President, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 44 Vice President	1997	Senior Vice President and Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Susan M. Tolson, 44 Vice President	1999	Senior Vice President, Capital Research Company[5]

Chad L. Norton, 46 Secretary	1994	Vice President — Fund Business Management Group, Capital Research and Management Company

David A. Pritchett, 40 Treasurer	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

Steven I. Koszalka, 42 Assistant Secretary	2003	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 39 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Sheryl F. Johnson, 38 Assistant Treasurer	1997	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	Trustees and officers of the series serve until their resignation, removal or retirement.

[2]	Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series, Inc.,SM which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.

[3]	This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

[4]	“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

89	American Funds Insurance Series

The right choice for the long term®

Offices of the series and	Custodian of assets	Independent registered public
of the investment adviser	State Street Bank and Trust Company	accounting firm
Capital Research and	One Lincoln Street	PricewaterhouseCoopers LLP
Management Company	Boston, MA 02111-2804	350 South Grand Avenue
333 South Hope Street		Los Angeles, CA 90071-2889
Los Angeles, CA 90071-1406	Counsel
Paul, Hastings, Janofsky & Walker LLP
135 South State College Boulevard	515 South Flower Street, 25th Floor
Brea, CA 92821-5823	Los Angeles, CA 90071-2228
“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.
Complete December 31, 2006, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).
American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.
This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2007, this report must be accompanied by a statistical update for the most recently completed calendar quarter.
Lit. No. INGEAR-995-0207P     Litho in USA RCG/GP/8074-S7495          Printed on recycled paper

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UAMER (1206-022607)

Funds

Annual Report

December 31, 2006

Adviser Class (“ADV”), Institutional Class (“I”), Service Class (“S”) and Service 2 Class (“S2”)

ING Investors Trust

• ING MarketPro Portfolio
• ING MarketStyle Growth Portfolio
• ING MarketStyle Moderate Portfolio
• ING MarketStyle Moderate Growth Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com and (3) on the SEC website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolios’ by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the “Fed”) ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) rose significantly.

Of course, the Fed’s actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)    The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING MARKETPRO AND MARKETSTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The ING MarketPro and MarketStyle Portfolios (the “Portfolios”) seek to obtain their individual investment objectives by investing in a combination of underlying portfolios according to a fixed formula. The Portfolios are managed by ING Investments, LLC* (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the ING MarketPro Model, ING MarketStyle Growth Model, ING MarketStyle Moderate Model, and ING MarketStyle Moderate Growth Model as benchmarks to which it compares the performance of the ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, and ING MarketStyle Moderate Growth Portfolio, respectively. Each Model is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Model, as a percentage of the Model.

				ING
		ING	ING	MarketStyle
	ING	MarketStyle	MarketStyle	Moderate
	MarketPro	Growth	Moderate	Growth
	Model	Model	Model	Model

S&P 500® Index(1)	70%	37%	24%	30%
S&P MidCap 400 Index(2)	0%	12%	7%	9%
S&P SmallCap 600 Index(3)	0%	11%	6%	9%
MSCI EAFE® Index(4)	0%	20%	13%	17%
Lehman Brothers Aggregate Bond Index(5)	30%	13%	20%	18%
Lehman Brothers 1-3 Year Government/ Credit Bond Index(6)	0%	7%	20%	12%
30 Day T-Bill(7)	0%	0%	10%	5%

The average annual total returns for the period ended December 31, 2006 for the Portfolios and their respective Model benchmarks are as follows:

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since
		Inception
	1 Year	August 15, 2005

ING MarketPro Portfolio — Class S	10.20%	9.70%
ING MarketPro Model	12.27%	9.78	%(8)

ING MarketStyle Growth Portfolio — Class S	13.56%	11.65%
ING MarketStyle Growth Model	15.33%	13.26	%(8)

ING MarketStyle Moderate Portfolio — Class S	10.35%	8.65%
ING MarketStyle Moderate Model	10.94%	9.67	%(8)

ING MarketStyle Moderate Growth Portfolio — Class S	11.79%	10.31%
ING MarketStyle Moderate Growth Model	14.61%	12.66	%(8)

*	The Investment Adviser has engaged ING Investment Management, Co. (“ING IM”) to serve as sub-adviser to the Portfolios, with the exception of ING MarketPro Portfolio, has engaged Ibbotson Associates, an asset allocation consulting firm, to perform asset allocation analyses and other related work specifically for ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, and ING MarketStyle Moderate Growth Portfolio.

(1)	The S&P 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The S&P MidCap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies.

(3)	The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

(4)	The Morgan Stanley Capital International (“MSCI”) EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Lehman Brothers® Aggregate Bond Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(6)	The Lehman Brothers® 1-3 Year Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years.

(7)	The 30 Day T-Bill is a short-term debt obligation backed by the U.S. government with a maturity of less than 30 days.

(8)	Since inception performance of the model is shown from August 1, 2005.

4

ING MARKETPRO AND MARKETSTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The following tables illustrate the asset allocation of the underlying portfolios, as well as the underlying asset allocation targets as of December 31, 2006.

Asset Allocation

as of December 31, 2006
(as a percent of net assets)

					ING
			ING	ING	MarketStyle
		ING	MarketStyle	MarketStyle	Moderate
		MarketPro	Growth	Moderate	Growth
Underlying Affiliated Funds		Portfolio	Portfolio	Portfolio	Portfolio

ING BlackRock Large Cap Value Portfolio, Class I	%	9.0	—	—	—
ING FMRSM Diversified Mid Cap Portfolio, Class I	%	8.8	—	—	—
ING JPMorgan International Portfolio, Class I	%	10.1	—	—	—
ING Legg Mason Value Portfolio, Class I	%	9.1	—	—	—
ING Legg Mason Partners Aggressive Growth Portfolio, Class I	%	8.9	—	—	—
ING Limited Maturity Bond Portfolio, Class I	%	—	6.9	19.8	11.9
ING Liquid Assets Portfolio, Class I	%	—	2.0	10.9	7.0
ING Marsico Growth Portfolio, Class I	%	9.0	—	—	—
ING T. Rowe Price Capital Appreciation Portfolio, Class I	%	10.1	—	—	—
ING Van Kampen Equity and Income Portfolio, Class I	%	10.1	—	—	—
ING VP Index Plus International Equity, Class I	%	—	24.4	16.3	20.3
ING VP Index Plus LargeCap Portfolio, Class I	%	—	44.1	30.1	36.1
ING VP Index Plus MidCap Portfolio, Class I	%	—	8.8	4.8	6.8
ING VP Index Plus SmallCap Portfolio, Class I	%	—	7.8	3.9	6.9
ING VP Intermediate Bond Portfolio, Class I	%	24.8	5.9	13.8	10.8
Other assets and liabilities	%	0.1	0.1	0.4	0.2

	%	100.0	100.0	100.0	100.0

Portfolio holdings are subject to change daily.

				ING
		ING	ING	MarketStyle
	ING	MarketStyle	MarketStyle	Moderate
Underlying Asset Allocation Targets (as of December 31, 2006)	MarketPro	Growth	Moderate	Growth
(1)	Model	Model	Model	Model

Large Cap Stocks	60%	37%	24%	30%
Mid Cap Stocks	0%	12%	7%	9%
Small Cap Stocks	0%	11%	6%	9%
International Stocks	10%	20%	13%	17%
Intermediate Term Bonds	30%	13%	20%	18%
Short Term Bonds	0%	7%	20%	12%
Cash Equivalents	0%	0%	10%	5%

(1)	Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown. Although the MarketPro and MarketStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

5

ING MARKETPRO PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MarketPro Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 70% in equity securities and 30% in fixed-income securities.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Classes S and S2
	1 Year	April 28, 2006		May 8, 2006		August 15, 2005

Class ADV	—	5.05%		—		—
Class I	—	—		4.41%		—
Class S	10.20%	—		—		9.70%
Class S2	9.86%	—		—		9.07%
ING MarketPro Model(1)	12.27%	8.32	%(2)	8.32	%(2)	9.78	%(3)
S&P 500® Index(4)	15.79%	9.65	%(2)	9.65	%(2)	12.45	%(3)
LBAB Index(5)	4.33%	5.20	%(2)	5.20	%(2)	3.65	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MarketPro Portfolio against the ING MarketPro Model, the S&P 500® Index and the LBAB Index. The model and indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING MarketPro Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the model and indices is shown from May 1, 2006.

(3)Since inception performance of the model and indices is shown from August 1, 2005.

(4)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(5)The LBAB Index is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

6

ING MARKETSTYLE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MarketStyle Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed-income securities.

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	April 28, 2006		January 18, 2006		August 15, 2005		August 15, 2005†

Class ADV	—	5.19%		—		—		—
Class I	—	—		11.29%		—		—
Class S	13.56%	—		—		11.65%		—
Class S2	13.17%	—		—		—		11.14%
ING MarketStyle Growth Model(1)	15.33%	6.66	%(2)	10.58	%(3)	13.26	%(4)	13.26	%(4)
S&P 1500 Index(5)	15.34%	8.60	%(2)	11.81	%(3)	12.12	%(4)	12.12	%(4)
LBAB Index(6)	4.33%	5.20	%(2)	4.33	%(3)	3.65	%(4)	3.65	%(4)
MSCI EAFE® Index(7)	26.86%	10.52	%(2)	19.51	%(3)	27.78	%(4)	27.78	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MarketStyle Growth Portfolio against the ING MarketStyle Growth Model, the S&P 1500 Index, the LBAB Index and the MSCI EAFE® Index. The model and indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

* Class S2 commenced operations on August 15, 2005.

† On May 5, 2006, all outstanding shares of Class S2 were fully redeemed. On December 29, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expenses of Class S2, for the period of May 6, 2006 to December 28, 2006.

(1)The ING MarketStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the model and indices is shown from May 1, 2006.

(3)Since inception performance of the model and indices is shown from February 1, 2006.

(4)Since inception performance of the model and indices is shown from August 1, 2005.

(5)The S&P 1500 Index combines three leading indices — the S&P 500® Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index — to form an investable benchmark of the U.S. equity market.

(6)The LBAB Index is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(7)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

7

ING MARKETSTYLE MODERATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MarketStyle Moderate Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities.

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	April 28, 2006		January 30, 2006		August 15, 2005		August 15, 2005†

Class ADV	—	4.83%		—		—		—
Class I	—	—		8.03%		—		—
Class S	10.35%	—		—		8.65%		—
Class S2	9.97%	—		—		—		6.53%
ING MarketStyle Moderate Model(1)	10.94%	5.95	%(2)	8.35	%(3)	9.67	%(4)	9.67	%(4)
S&P 1500 Index(5)	15.34%	8.60	%(2)	11.81	%(3)	12.12	%(4)	12.12	%(4)
LBAB Index(6)	4.33%	5.20	%(2)	4.33	%(3)	3.65	%(4)	3.65	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MarketStyle Moderate Portfolio against the ING MarketStyle Moderate Model, the S&P 1500 Index and the LBAB Index. The model and indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

* Class S2 commenced operations on August 15, 2005.

† On May 5, 2006, all outstanding shares of Class S2 were fully redeemed. On December 29, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expenses of Class S2, for the period of May 6, 2006 to December 28, 2006.

(1)The ING MarketStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the model and indices is shown from May 1, 2006.

(3)Since inception performance of the model and indices is shown from February 1, 2006.

(4)Since inception performance of the model and indices is shown from August 1, 2005.

(5)The S&P 1500 Index combines three leading indices — the S&P 500® Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index — to form an investable benchmark of the U.S. equity market.

(6)The LBAB Index is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

8

ING MARKETSTYLE MODERATE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MarketStyle Moderate Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities.

Average Annual Total Returns for the Periods Ended December 31, 2006*

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	April 28, 2006		January 27, 2006		August 15, 2005		August 15, 2005†

Class ADV	—	4.78%		—		—		—
Class I	—	—		8.51%		—		—
Class S	11.79%	—		—		10.31%		—
Class S2	11.59%	—		—		—		9.85%
ING MarketStyle Moderate Growth Model(1)	14.61%	6.61	%(2)	10.26	%(3)	12.66	%(4)	12.66	%(4)
S&P 1500 Index(5)	15.34%	8.60	%(2)	11.81	%(3)	12.12	%(4)	12.16	%(4)
LBAB Index(6)	4.33%	5.20	%(2)	4.33	%(3)	3.65	%(4)	3.65	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MarketStyle Moderate Growth Portfolio against the ING MarketStyle Moderate Growth Model, the S&P 1500 Index and the LBAB Index. The model and indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

* Class S2 commenced operations on August 15, 2005.

† On May 5, 2006, all outstanding shares of Class S2 were fully redeemed. On December 29, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expenses of Class S2, for the period of May 6, 2006 to December 28, 2006.

(1)The ING MarketStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the model and indices is shown from May 1, 2006.

(3)Since inception performance of the model and indices is shown from February 1, 2006.

(4)Since inception performance of the model and indices is shown from August 1, 2005.

(5)The S&P 1500 Index combines three leading indices — the S&P 500® Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index — to form an investable benchmark of the U.S. equity market.

(6)The LBAB Index is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING MarketPro Portfolio	July 1, 2006	December 31, 2006	Ratio*	December 31, 2006**

Actual Portfolio Return
Class ADV	$1,000.00	$1,079.70	0.70%	$3.67
Class I	1,000.00	1,085.90	0.10	0.53
Class S	1,000.00	1,082.00	0.35	1.84
Class S2	1,000.00	1,081.73	0.50	2.62
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,024.70	0.10	0.51
Class S	1,000.00	1,023.44	0.35	1.79
Class S2	1,000.00	1,022.68	0.50	2.55

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning			Expenses Paid
	Account	Ending	Annualized	During the Six
	Value	Account Value	Expense	Months Ended
ING MarketStyle Growth Portfolio	July 1, 2006	December 31, 2006	Ratio*	December 31, 2006**

Actual Portfolio Return
Class ADV	$1,000.00	$1,092.70	0.68%	$3.59
Class I	1,000.00	1,097.20	0.08	0.42
Class S	1,000.00	1,095.00	0.33	1.74
Class S2(a)	1,000.00	1,000.00	0.48	0.04
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,024.80	0.08	0.41
Class S	1,000.00	1,023.54	0.33	1.68
Class S2	1,000.00	1,022.79	0.48	2.45

ING MarketStyle Moderate Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,069.50	0.68%	$3.55
Class I	1,000.00	1,077.10	0.08	0.42
Class S	1,000.00	1,073.90	0.33	1.73
Class S2(a)	1,000.00	1,000.00	0.48	0.04
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,024.80	0.08	0.41
Class S	1,000.00	1,023.54	0.33	1.68
Class S2	1,000.00	1,022.79	0.48	2.45

ING MarketStyle Moderate Growth Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,081.70	0.68%	$3.57
Class I	1,000.00	1,086.10	0.08	0.42
Class S	1,000.00	1,085.10	0.33	1.73
Class S2(a)	1,000.00	1,000.00	0.48	0.04
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,024.80	0.08	0.41
Class S	1,000.00	1,023.54	0.33	1.68
Class S2	1,000.00	1,022.79	0.48	2.45

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(a)	Commencement of operations for Class S2 was December 29, 2006. Expenses paid reflect the three day period ended December 31, 2006 with 0.00% return.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, and ING MarketStyle Moderate Growth Portfolio, each a series of ING Investors Trust, including the portfolios of investments, as of December 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year ended December 31, 2006, and for the period from August 15, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2007

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

		ING	ING	ING
	ING	MarketStyle	MarketStyle	MarketStyle
	MarketPro	Growth	Moderate	Moderate Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in affiliated underlying funds*	$39,553,860	$10,960,331	$2,594,797	$9,713,047
Receivable for fund shares sold	27,385	1,001	1,003	67,995
Prepaid expenses	263	83	22	81
Reimbursement due from manager	1,430	5,473	—	2

Total assets	39,582,938	10,966,888	2,595,822	9,787,924

LIABILITIES:
Payable for investment securities purchased	26,946	524	885	67,511
Payable for fund shares redeemed	439	476	129	483
Dividend income payable	—	2	5	10
Payable to affiliates	10,896	2,491	1,685	2,468
Payable for trustee fees	611	1,509	1,608	259
Other accrued expenses and liabilities	18,101	14,540	5,876	20,410

Total liabilities	56,993	19,542	10,188	91,141

NET ASSETS	$39,525,945	$10,947,346	$2,585,634	$9,696,783

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$37,151,678	$10,053,562	$2,394,484	$8,873,728
Undistributed net investment income	580,226	162,598	58,432	180,450
Accumulated net realized gain on investments	355,801	114,857	22,549	122,649
Net unrealized appreciation on investments	1,438,240	616,329	110,169	519,956

NET ASSETS	$39,525,945	$10,947,346	$2,585,634	$9,696,783

* Cost of investments in affiliated underlying funds	$38,115,620	$10,344,002	$2,484,628	$9,193,091

		ING	ING	ING
	ING	MarketStyle	MarketStyle	MarketStyle
	MarketPro	Growth	Moderate	Moderate Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,066	$1,061	$1,061	$1,063
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	95	92	96	94
Net asset value and redemption price per share	$11.22	$11.53	$11.05	$11.31

Class I:
Net assets	$205,165	$2,450,069	$471,213	$986,057
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,068	211,102	42,307	86,495
Net asset value and redemption price per share	$11.36	$11.61	$11.14	$11.40

Class S:
Net assets	$30,590,261	$8,495,215	$2,112,360	$8,708,663
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,702,737	731,022	189,060	764,014
Net asset value and redemption price per share	$11.32	$11.62	$11.17	$11.40

Class S2:
Net assets	$8,729,453	$1,001	$1,000	$1,000
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	777,330	87	91	88
Net asset value and redemption price per share	$11.23	$11.53	$11.05	$11.31

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

		ING	ING	ING
	ING	MarketStyle	MarketStyle	MarketStyle
	MarketPro	Growth	Moderate	Moderate Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$510,614	$111,571	$52,092	$144,034

Total investment income	510,614	111,571	52,092	144,034

EXPENSES:
Investment management fees	—	5,563	1,486	5,474

Distribution and service fees:
Class ADV	4	5	5	5
Class S	39,147	14,001	4,198	15,802
Class S2	24,738	2	2	2
Transfer agent fees	3,447	3,370	3,202	2,913
Administrative service fees	10,331	—	—	—
Shareholder reporting expense	44,267	23,147	8,197	28,270
Registration fees	1	309	93	343
Professional fees	19,784	13,552	6,537	13,673
Custody and accounting expense	1,282	606	191	623
Trustee fees	829	309	93	342
Offering expense	26,800	5,413	1,631	15,561
Miscellaneous expense	4,520	5,247	5,466	7,911

Total expenses	175,150	71,524	31,101	90,919
Net waived and reimbursed fees	(98,142)	(51,587)	(25,480)	(69,175)

Net expenses	77,008	19,937	5,621	21,744

Net investment income	433,606	91,634	46,471	122,290

REALIZED AND UNREALIZED GAIN ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	485,362	105,264	18,923	89,789
Net realized gain on affiliated underlying funds	81,516	83,323	18,457	94,920
Net change in unrealized appreciation or depreciation on affiliated underlying funds	1,419,756	609,058	106,174	490,368

Net realized and unrealized gain on affiliated underlying funds	1,986,634	797,645	143,554	675,077

Increase in net assets resulting from operations	$2,420,240	$889,279	$190,025	$797,367

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING MarketPro Portfolio		ING MarketStyle Growth Portfolio

	Year Ended	August 15, 2005(1)	Year Ended	August 15, 2005(1)
	December 31,	to December 31,	December 31,	to December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income from affiliated underlying funds	$433,606	$16,212	$91,634	$5,160
Net realized gain on affiliated underlying funds	566,878	1,828	188,587	4,952
Net change in unrealized appreciation or depreciation on affiliated underlying funds	1,419,756	18,484	609,058	7,271

Net increase in net assets resulting from operations	2,420,240	36,524	889,279	17,383

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(3)	—	(1)	—
Class I	(90)	—	(1,594)	—
Class S	(54,216)	—	(4,265)	—
Class S2	(17,414)	—	—	—

Net realized gains:
Class ADV	—	—	(1)	—
Class I	(14)	—	(1,958)	—
Class S	(8,278)	—	(5,241)	—
Class S2	(2,659)	—	—	—

Total distributions	(82,674)	—	(13,060)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,230,245	2,349,603	8,078,982	2,643,993
Dividends reinvested	82,671	—	13,058	—

	37,312,916	2,349,603	8,092,040	2,643,993
Cost of shares redeemed	(2,508,515)	(2,149)	(680,434)	(1,855)

Net increase in net assets resulting from capital share transactions	34,804,401	2,347,454	7,411,606	2,642,138

Net increase in net assets	37,141,967	2,383,978	8,287,825	2,659,521

NET ASSETS:
Beginning of period	2,383,978	—	2,659,521	—

End of period	$39,525,945	$2,383,978	$10,947,346	$2,659,521

Undistributed net investment income at end of period	$580,226	$16,389	$162,598	$5,342

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING MarketStyle		ING MarketStyle Moderate
	Moderate Portfolio		Growth Portfolio

	Year Ended	August 15, 2005(1)	Year Ended	August 15, 2005(1)
	December 31,	to December 31,	December 31,	to December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income from affiliated underlying funds	$46,471	$4,316	$122,290	$17,300
Net realized gain on affiliated underlying funds	37,380	296	184,709	9,308
Net change in unrealized appreciation or depreciation on affiliated underlying funds	106,174	3,995	490,368	29,588

Net increase in net assets resulting from operations	190,025	8,607	797,367	56,196

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(2)	—	(2)	—
Class I	(518)	—	(1,930)	—
Class S	(4,403)	—	(16,308)	—

Net realized gains:
Class ADV	(1)	—	(2)	—
Class I	(280)	—	(1,346)	—
Class S	(2,378)	—	(11,372)	—

Total distributions	(7,582)	—	(30,960)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,574,664	922,674	6,077,388	3,162,776
Dividends reinvested	7,582	—	30,954	—

	1,582,246	922,674	6,108,342	3,162,776
Cost of shares redeemed	(92,747)	(17,589)	(392,319)	(4,619)

Net increase in net assets resulting from capital share transactions	1,489,499	905,085	5,716,023	3,158,157

Net increase in net assets	1,671,942	913,692	6,482,430	3,214,353

NET ASSETS:
Beginning of period	913,692	—	3,214,353	—

End of period	$2,585,634	$913,692	$9,696,783	$3,214,353

Undistributed net investment income at end of period	$58,432	$4,416	$180,450	$17,752

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

16

ING MARKETPRO PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	April 28,	May 8,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.72	10.92

Income from investment operations:
Net investment income	$0.11	0.30 *
Net realized and unrealized gain on investments	$0.43	0.18
Total from investment operations	$0.54	0.48

Less distributions from:
Net investment income	$0.03	0.03
Net realized gains on investments	$0.01	0.01
Total distributions	$0.04	0.04
Net asset value, end of period	$11.22	11.36

Total Return(2)%	5.05	4.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	205

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.70	0.10
Gross expenses prior to expense reimbursement(3)(5)%	1.30	0.55
Net investment income after expense reimbursement (3)(4)(5)%	1.68	4.01
Portfolio turnover rate %	16	16

	Class S		Class S2

	Year	August 15,	Year	August 15,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.31	10.00	10.26	10.00

Income from investment operations:
Net investment income	$0.23 *	0.24 *	0.19 *	0.23 *
Net realized and unrealized gain on investments	$0.82	0.07	0.82	0.03
Total from investment operations	$1.05	0.31	1.01	0.26

Less distributions from:
Net investment income	$0.03	—	0.03	—
Net realized gains on investments	$0.01	—	0.01	—
Total distributions	$0.04	—	0.04	—
Net asset value, end of period	$11.32	10.31	11.23	10.26

Total Return(2)%	10.20	3.10	9.86	2.60

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,590	2,317	8,729	67

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)(5)%	0.35	0.35	0.50	0.50
Gross expenses prior to expense reimbursement (3)(5)%	0.80	2.94	1.05	3.09
Net investment income after expense reimbursement(3)(4)(5)%	2.17	6.30	1.82	6.15
Portfolio turnover rate %	16	4	16	4

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

17

ING MARKETSTYLE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	April 28,	January 18,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.98	10.45

Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.15 *
Net realized and unrealized gain (loss) on investments	$0.54	1.03
Total from investment operations	$0.57	1.18

Less distributions from:
Net investment income	$0.01	0.01
Net realized gains on investments	$0.01	0.01
Total distributions	$0.02	0.02
Net asset value, end of period	$11.53	11.61

Total Return(2)%	5.19	11.29

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	2,450

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.68	0.08
Gross expenses prior to expense reimbursement(3)(5)%	1.57	0.82
Net investment income (loss) after expense reimbursement(3)(4)(5)%	0.67	1.36
Portfolio turnover rate %	62	62

	Class S		Class S2

	Year	August 15,	December 29,	January 1,	August 15,
	Ended	2005(1) to	2006(6) to	2006 to	2005(1) to
	December 31,	December 31,	December 31,	May 4,	December 31,
	2006	2005	2006	2006(6)	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.25	10.00	11.53	10.22	10.00

Income from investment operations:
Net investment income (loss)	$0.14 *	0.09 *	(0.00)**	0.16 *	0.09 *
Net realized and unrealized gain (loss) on investments	$1.25	0.16	—	0.65	0.13
Total from investment operations	$1.39	0.25	(0.00)**	0.81	0.22

Less distributions from:
Net investment income	$0.01	—	—	—	—
Net realized gains on investments	$0.01	—	—	—	—
Total distributions	$0.02	—	—	—	—
Net asset value, end of period	$11.62	10.25	11.53	11.03	10.22

Total Return(2)%	13.56	2.50	—	7.93	2.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,495	2,658	1	1

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.33	0.33	0.48	0.48	0.48
Gross expenses prior to expense reimbursement(3)(5)%	1.07	2.93	1.32	0.93	3.08
Net investment income after expense reimbursement(3)(4)(5)%	1.31	2.36	(0.48)	4.76	2.21
Portfolio turnover rate %	62	17	62	62	17

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(6) Class S2 was fully redeemed on May 5, 2006 and recommenced operations on December 29, 2006.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

18

ING MARKETSTYLE MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	April 28,	January 30,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.58	10.35

Income from investment operations:
Net investment income	$0.16	0.37 *
Net realized and unrealized gain (loss) on investments	$0.35	0.46
Total from investment operations	$0.51	0.83

Less distributions from:
Net investment income	$0.03	0.03
Net realized gains on investments	$0.01	0.01
Total distributions	$0.04	0.04
Net asset value, end of period	$11.05	11.14

Total Return(2)%	4.83	8.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	471

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.68	0.08
Gross expenses prior to expense reimbursement(3)(5)%	2.20	1.45
Net investment income after expense reimbursement(3)(4)(5)%	1.98	3.43
Portfolio turnover rate %	49	49

	Class S		Class S2

	Year	August 15,	December 29,	January 1,	August 15,
	Ended	2005(1) to	2006(6) to	2006 to	2005(1) to
	December 31,	December 31,	December 31,	May 4,	December 31,
	2006	2005	2006	2006(6)	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.16	10.00	11.05	10.08	10.00

Income from investment operations:
Net investment income (loss)	$0.25 *	0.14 *	(0.00)**	0.11	0.14 *
Net realized and unrealized gain (loss) on investments	$0.80	0.02	—	0.42	(0.06)
Total from investment operations	$1.05	0.16	(0.00)**	0.53	0.08

Less distributions from:
Net investment income	$0.03	—	—	—	—
Net realized gains on investments	$0.01	—	—	—	—
Total distributions	$0.04	—	—	—	—
Net asset value, end of period	$11.17	10.16	11.05	10.61	10.08

Total Return(2)%	10.35	1.60	—	5.26	0.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,112	913	1	1	1

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.33	0.33	0.48	0.48	0.48
Gross expenses prior to expense reimbursement(3)(5)%	1.70	5.16	1.95	1.79	5.31
Net investment income after expense reimbursement(3)(4)(5)%	2.40	3.70	(0.48)	3.40	3.55
Portfolio turnover rate %	49	37	49	49	37

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(6) Class S2 was fully redeemed on May 5, 2006 and recommenced operations on December 29, 2006.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

19

ING MARKETSTYLE MODERATE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	April 28,	January 27,
	2006(1) to	2006(1) to
	December 31,	December 31,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.84	10.55

Income (loss) from investment operations:
Net investment income (loss)	$0.08 *	0.21 *
Net realized and unrealized gain (loss) on investments	$0.44	0.69
Total from investment operations	$0.52	0.90

Less distributions from:
Net investment income	$0.03	0.03
Net realized gains on investments	$0.02	0.02
Total distributions	$0.05	0.05
Net asset value, end of period	$11.31	11.40

Total Return(2)%	4.78	8.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	986

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.68	0.08
Gross expenses prior to expense reimbursement(3)(5)%	1.84	1.09
Net investment income (loss) after expense reimbursement(3)(4)(5)%	1.11	2.12
Portfolio turnover rate %	50	50

	Class S		Class S2

	Year	August 15,	December 29,	January 1,	August 15,
	Ended	2005(1) to	2006(6) to	2006 to	2005(1) to
	December 31,	December 31,	December 31,	May 4,	December 31,
	2006	2005	2006	2006(6)	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.24	10.00	11.31	10.20	10.00

Income from investment operations:
Net investment income (loss)	$0.19 *	0.13 *	(0.00)**	0.14 *	0.14 *
Net realized and unrealized gain (loss) on investments	$1.02	0.11	—	0.53	0.06
Total from investment operations	$1.21	0.24	(0.00)**	0.67	0.20

Less distributions from:
Net investment income	$0.03	—	—	—	—
Net realized gains on investments	$0.02	—	—	—	—
Total distributions	$0.05	—	—	—	—
Net asset value, end of period	$11.40	10.24	11.31	10.87	10.20

Total Return(2)%	11.79	2.40	—	6.57	2.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,709	3,213	1	1	1

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.33	0.33	0.48	0.48	0.48
Gross expenses prior to expense reimbursement(3)(5)%	1.34	1.63	1.59	1.21	1.78
Net investment income after expense reimbursement(3)(4)(5)%	1.76	3.56	(0.48)	3.97	3.41
Portfolio turnover rate %	50	22	50	50	22

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(6) Class S2 was fully redeemed on May 5, 2006 and recommenced operations on December 29, 2006.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2006, the Trust had fifty-nine operational portfolios. The four Portfolios included in this report are: ING MarketPro Portfolio (“MarketPro”), ING MarketStyle Growth Portfolio (“Growth”), ING MarketStyle Moderate Portfolio (“Moderate”) and ING MarketStyle Moderate Growth Portfolio (“Moderate Growth”), (each, a “Portfolio” and collectively, the “Portfolios”); all incepted on August 15, 2005. Each Portfolio is a diversified series of the Trust.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the participating insurance companies.

The Trust is intended to serve as an investment option for (i) Variable Contracts offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

The Portfolios offer four classes of shares, referred to as Adviser Class (Class “ADV”), Institutional Class (Class “I”), Service Class (Class “S”) and Service 2 Class (Class “S2”). Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to the portfolios listed in this note.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset value of the underlying funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

The Board of Trustees (“Board”) intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain of the Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser”), an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates the Investment Adviser with a fee for all Portfolios except MarketPro, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Growth	0.08%
Moderate	0.08%
Moderate Growth	0.08%

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the MarketPro Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive a fee at an annual rate of 0.05% of the MarketPro’s average daily net assets.

The Investment Adviser has engaged ING Investment Management Co. (“ING IM”) to serve as Sub-Adviser to the Portfolios, with the exception of MarketPro. ING IM has engaged Ibbotson Associates, an asset allocation consulting firm, to determine the target allocations for the for the Growth, Moderate, and Moderate Growth Portfolios and perform asset allocation analyses and other related work. The Investment Adviser supervises the determination of target allocations by ING IM and the selection of Underlying Funds by ING IM.

The Investment Adviser for MarketPro has established an Asset Allocation Committee to review and determine the asset allocation for MarketPro.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the “Agreement”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC(1) (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Portfolios. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

Each Class ADV has a Rule 12b-1 Service and Distribution Plan with IFD. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolios’ average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

(1)	Prior to December 31, 2006, Directed Services, Inc. (“DSI”) served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of DSI into IFD resulting in the assumption by IFD of the distribution agreement between the Trust and ING Financial Advisers, LLC.

NOTE 5 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2006, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales

MarketPro	$39,061,125	$3,361,743
Growth	11,939,065	4,323,549
Moderate	2,477,037	917,273
Moderate Growth	9,314,445	3,385,397

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2006, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

	Accrued
	Investment	Accrued	Accrued
	Management	Administrative	Distribution
	Fee	Service Fee	Fee	Total

MarketPro	$—	$1,637	$9,259	$10,896
Growth	728	—	1,763	2,491
Moderate	175	—	1,510	1,685
Moderate Growth	644	—	1,824	2,468

Each Portfolio has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance Company — MarketPro (98.75%); Growth (77.58%); Moderate (81.65%); Moderate Growth (90.44%).

Reliastar Life Insurance Company — Moderate (10.29%).

Security Life Insurance Company — Growth (18.19%); Moderate (7.98%); Moderate Growth (7.27%).

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2006, the Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

			Accrued
	Accrued	Accrued	Transfer
	Legal Fees	Printing Fees	Agent Fees

MarketPro	$4,246	$7,721	$—
Growth	5,075	7,131	—
Moderate	1,517	3,165	719
Moderate Growth	5,534	9,929	—

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S

MarketPro	0.70%	0.10%	0.35%	0.50%
Growth	0.68%	0.08%	0.33%	0.48%
Moderate	0.68%	0.08%	0.33%	0.48%
Moderate Growth	0.68%	0.08%	0.33%	0.48%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest.

Each Portfolio will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

	December 31,

	2007	2008	2009	Total

MarketPro	$—	$6,675	$93,195	$99,870
Growth	—	5,781	51,587	57,368
Moderate	—	5,725	25,480	31,205
Moderate Growth	—	6,400	69,175	75,575

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARES

	Class ADV	Class I	Class S		Class S2

	April 28,	May 8,	Year	August 15,	Year
	2006(1) to	2006(1) to	Ended	2005(1) to	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006

MarketPro (Number of Shares)
Shares sold	95	18,828	2,671,561	224,809	803,372
Dividends reinvested	—	10	5,940	—	1,921
Shares redeemed	—	(770)	(199,382)	(191)	(34,533)

Net increase in shares outstanding	95	18,068	2,478,119	224,618	770,760

MarketPro ($)
Shares sold	$1,015	$204,284	$28,508,321	$2,281,538	$8,516,625
Dividends reinvested	—	104	62,494	—	20,073
Shares redeemed	—	(8,280)	(2,135,288)	(1,951)	(364,947)

Net increase	$1,015	$196,108	$26,435,527	$2,279,587	$8,171,751

(1)	Commencement of operations.

	Class ADV	Class I	Class S		Class S2

	April 28,	January 18,	Year	August 15,	Year	August 15,
	2006(1) to	2006(1) to	Ended	2005(1) to	Ended	2005(2) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

MarketStyle Growth (Number of Shares)
Shares sold	92	256,250	488,183	259,570	87	101
Dividends reinvested	—	334	890	—	—	—
Shares redeemed	—	(45,482)	(17,437)	(184)	(101)	—

Net increase in shares outstanding	92	211,102	471,636	259,386	(14)	101

MarketStyle Growth ($)
Shares sold	$1,015	$2,787,455	$5,289,511	$2,642,983	$1,001	$1,010
Dividends reinvested	—	3,552	9,506	—	—	—
Shares redeemed	—	(485,984)	(193,335)	(1,855)	(1,115)	—

Net increase	$1,015	$2,305,023	$5,105,682	$2,641,128	$(114)	$1,010

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class ADV	Class I	Class S		Class S2

	April 28,	January 30,	Year	August 15,	Year	August 15,
	2006(1) to	2006(1) to	Ended	2005(1) to	Ended	2005(2) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

MarketStyle Moderate (Number of Shares)
Shares sold	96	46,184	103,337	91,606	91	101
Dividends reinvested	—	77	649	—	—	—
Shares redeemed	—	(3,954)	(4,793)	(1,739)	(101)	—

Net increase in shares outstanding	96	42,307	99,193	89,867	(10)	101

MarketStyle Moderate ($)
Shares sold	$1,015	$495,718	$1,076,931	$921,664	$1,000	$1,010
Dividends reinvested	—	798	6,784	—	—	—
Shares redeemed	—	(40,807)	(50,868)	(17,589)	(1,072)	—

Net increase	$1,015	$455,709	$1,032,847	$904,075	$(72)	$1,010

	Class ADV	Class I	Class S		Class S2

	April 28,	January 27,	Year	August 15,	Year	August 15,
	2006(1) to	2006(1) to	Ended	2005(1) to	Ended	2005(2) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2006	2005

MarketStyle Moderate Growth (Number of Shares)
Shares sold	94	112,027	458,327	314,227	88	101
Dividends reinvested	—	310	2,621	—	—	—
Shares redeemed	—	(25,842)	(10,703)	(458)	(101)	—

Net increase in shares outstanding	94	86,495	450,245	313,769	(13)	101

MarketStyle Moderate Growth ($)
Shares sold	$1,015	$1,204,525	$4,870,848	$3,161,766	$1,000	$1,010
Dividends reinvested	—	3,275	27,679	—	—	—
Shares redeemed	—	(276,738)	(114,483)	(4,619)	(1,098)	—

Net increase	$1,015	$931,062	$4,784,044	$3,157,147	$(98)	$1,010

(1)	Commencement of operations.
(2)	Class S2 was fully redeemed on May 5, 2006 and recommenced operations on December 29, 2006.

NOTE 10 —	FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

	Undistributed	Accumulated
	Net Investment Income	Net Realized
	On Investments	Gains/(Losses)

MarketPro	$201,954	$(201,954)
Growth	71,482	(71,482)
Moderate	12,468	(12,468)
Moderate Growth	58,648	(58,648)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Portfolios paid no dividends or distributions during the year ended December 31, 2005. The tax composition of dividends and distributions to

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

shareholders during the year ended December 31, 2006 was as follows:

Ordinary
Income

MarketPro	$82,674
Growth	13,060
Moderate	7,582
Moderate Growth	30,960

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed	Undistributed	Unrealized	Capital
	Ordinary	Long Term	Appreciation/	Loss
	Income	Capital Gains	Depreciation	Carryforwards

MarketPro	$701,032	$283,411	$1,389,824	$—
Growth	257,383	33,783	602,618	—
Moderate	78,657	5,921	106,572	—
Moderate Growth	277,026	32,012	514,017	—

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

29

PORTFOLIO OF INVESTMENTS
ING MARKETPRO PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 100.1%
256,466	ING BlackRock Large Cap Value Portfolio, Class I		$3,575,134
260,193	ING FMRSM Diversified Mid Cap Portfolio, Class I		3,496,996
246,668	ING JPMorgan International Portfolio, Class I		4,010,822
71,972	ING Legg Mason Partners Aggressive Growth Portfolio, Class I		3,533,813
317,435	ING Legg Mason Value Portfolio, Class I		3,590,191
213,415	ING Marsico Growth Portfolio, Class I		3,570,438
149,558	ING T. Rowe Price Capital Appreciation Portfolio, Class I		3,984,227
103,803	ING Van Kampen Equity and Income Portfolio, Class I		3,993,290
756,092	ING VP Intermediate Bond Portfolio, Class I		9,798,949

	Total Investments in Securities
	(Cost $38,115,620)*	100.1%	$39,553,860
	Other Assets and Liabilities-Net	(0.1)	(27,915)

	Net Assets	100.0%	$39,525,945

*	Cost for federal income tax purposes is $38,164,036. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,491,124
Gross Unrealized Depreciation	(101,300)

Net Unrealized Appreciation	$1,389,824

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
ING MARKETSTYLE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 100.1%
70,985	ING Limited Maturity Bond Portfolio, Class I		$759,543
218,343	ING Liquid Assets Portfolio, Class I		218,343
204,153	ING VP Index Plus International Equity Portfolio, Class I		2,676,445
276,593	ING VP Index Plus LargeCap Portfolio, Class I		4,834,845
50,995	ING VP Index Plus MidCap Portfolio, Class I		963,297
47,819	ING VP Index Plus SmallCap Portfolio, Class I		860,271
49,968	ING VP Intermediate Bond Portfolio, Class I		647,587

	Total Investments in Securities (Cost $10,344,002)*	100.1%	$10,960,331
	Other Assets and Liabilities-Net	(0.1)	(12,985)

	Net Assets	100.0%	$10,947,346

*	Cost for federal income tax purposes is $10,357,713. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$609,251
Gross Unrealized Depreciation	(6,633)

Net Unrealized Appreciation	$602,618

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
ING MARKETSTYLE MODERATE PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 100.3%
48,135	ING Limited Maturity Bond Portfolio, Class I		$515,235
285,145	ING Liquid Assets Portfolio, Class I		285,145
32,322	ING VP Index Plus International Equity Portfolio, Class I		423,736
44,783	ING VP Index Plus LargeCap Portfolio, Class I		782,809
6,725	ING VP Index Plus MidCap Portfolio, Class I		127,040
5,676	ING VP Index Plus SmallCap Portfolio, Class I		102,113
27,679	ING VP Intermediate Bond Portfolio, Class I		358,718

	Total Investments in Securities (Cost $2,484,628)*	100.4%	$2,594,797
	Other Assets and Liabilities-Net	(0.4)	(9,163)

	Net Assets	100.0%	$2,585,634

*	Cost for federal income tax purposes is $2,488,225. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$108,767
Gross Unrealized Depreciation	(2,195)

Net Unrealized Appreciation	$106,572

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
ING MARKETSTYLE MODERATE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 100.2%
108,030	ING Limited Maturity Bond Portfolio, Class I		$1,155,917
678,420	ING Liquid Assets Portfolio, Class I		678,420
150,999	ING VP Index Plus International Equity Portfolio, Class I		1,979,599
200,897	ING VP Index Plus LargeCap Portfolio, Class I		3,511,672
35,213	ING VP Index Plus MidCap Portfolio, Class I		665,178
37,147	ING VP Index Plus SmallCap Portfolio, Class I		668,278
81,326	ING VP Intermediate Bond Portfolio, Class I		1,053,983

	Total Investments in Securities (Cost $9,193,091)*	100.2%	$9,713,047
	Other Assets and Liabilities-Net	(0.2)	(16,264)

	Net Assets	100.0%	$9,696,783

*	Cost for federal income tax purposes is $9,199,030. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$518,273
Gross Unrealized Depreciation	(4,256)

Net Unrealized Appreciation	$514,017

See Accompanying Notes to Financial Statements

33

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Portfolio Name	Type	Per Share Amount

ING MarketPro Portfolio
Class ADV	NII	$0.0334
Class I	NII	$0.0334
Class S	NII	$0.0334
Class S2	NII	$0.0334
All Classes	STCG	$0.0051
ING MarketStyle Growth Portfolio
Class ADV	NII	$0.0083
Class I	NII	$0.0083
Class S	NII	$0.0083
Class S2	NII	$0.0083
All Classes	STCG	$0.0102
ING MarketStyle Moderate Portfolio
Class ADV	NII	$0.0250
Class I	NII	$0.0250
Class S	NII	$0.0250
Class S2	NII	$0.0250
All Classes	STCG	$0.0135
ING MarketStyle Moderate Growth Portfolio
Class ADV	NII	$0.0261
Class I	NII	$0.0261
Class S	NII	$0.0261
Class S2	NII	$0.0261
All Classes	STCG	$0.0182

NII — Net investment income

STCG — Short-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING MarketPro Portfolio	11.00%
ING MarketStyle Growth Portfolio	1.02%
ING MarketStyle Moderate Portfolio	1.30%
ING MarketStyle Moderate Growth Portfolio	0.56%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 — Present	Consultant (May 2001 — Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 — April 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	180	Assured Guaranty Ltd. (November 2003 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	180	Stillwater Mining Company (May 2002 — Present); California Healthcare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Principled Equity Market Trust (November 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).

Trustees who is an “Interested Persons”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	AmeriGas Propane, Inc. (January 1998 — Present); and UGI Corporation (February 2006 — Present).

Trustees who is an “Interested Persons”:
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 — Present March 2006 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present January 2003 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 — May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 30	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the Investment Management Agreements (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios, and the Portfolio Management Agreements (“Sub-Advisory Contracts”) with ING Investment Management Co., the sub-adviser to the MarketStyle Portfolios (“ING IM” or the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts with ING IM for the MarketStyle Portfolios. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for the Portfolios and Sub-Advisory Contracts with ING IM for the MarketStyle Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Portfolios’ existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory Contracts and, in the case of the MarketStyle Portfolios, Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). The

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Portfolios’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the DE IRC reviews benchmarks used to assess the performance of each Portfolio. The DE IRC also meets regularly with the Adviser and periodically with ING IM. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios and Sub-Advisory Contracts for the MarketStyle Portfolios for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board’s Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser and ING IM to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio’s Class S shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class S shares were selected, as general matter, so that the Portfolio’s class with the longest performance history (at the Fund-of-Funds or underlying Funds level, as relevant) was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the

41

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

“manager-of-managers” platform of the ING Funds. The Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees, including the DE IRC, to assist the Board and members of the Committees with their assessment of the investment performance of the funds in the ING Funds Complex, including the Portfolios, on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the DE IRC to analyze the key factors underlying investment performance for the funds in the ING Funds Complex, including the Portfolios. The Board also noted the techniques used by the Adviser to monitor the performance of ING IM, the sub-adviser to the MarketStyle Portfolios.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolios and other ING Funds or among the Portfolios and other ING Funds available on a product platform, and the wide variety in the types of ING Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds, including the Portfolios, through re-negotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and ING IM and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel, including the members of the Adviser’s Asset Allocation Committee. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to Portfolio shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

42

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules at the underlying Fund level that would indirectly benefit Portfolio shareholders because they result in lower advisory fees when the underlying Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also noted that, for underlying Funds that did not have breakpoint discounts on advisory fees, certain Funds may benefit from waivers to or reimbursements of advisory or other fees, and the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Trustees considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements for the underlying Funds.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services to the MarketStyle Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser, and in the case of the MarketStyle Portfolios, ING IM, are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a MarketStyle Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM for its services to the MarketStyle Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary

43

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

benchmark, a broad-based securities market index, and its style-specific benchmark, each of which appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING MarketPro Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING MarketPro Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its broad-based primary benchmark for all periods presented, except it outperformed its Morningstar category median for the most recent calendar quarter; (2) the Portfolio underperformed its style-specific benchmark for the most recent calendar quarter, but outperformed it for the year-to-date period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and in the third quintile for the year-to-date period.

In analyzing this performance data, the Board took into account that the Portfolio launched in August 2005, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING MarketPro Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract when (a) under the Advisory Contract, no advisory fees are charged, and (b) advisory fees are charged by the underlying Funds in which the Portfolio invests and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MarketStyle Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MarketStyle Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median, its broad-based benchmark and its style-specific benchmark for all periods presented, and outperformed its Morningstar category median and broad-based benchmark for the year-to-date period; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period and in the third quintile for the most recent calendar quarter.

In considering this performance data, the Board took into account that the Portfolio launched in August 2005, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MarketStyle Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors

44

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MarketStyle Moderate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MarketStyle Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median, its broad-based benchmark and its style-specific benchmark for all periods presented, except it underperformed its style-specific benchmark for the most recent calendar quarter; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period and in the third quintile for the most recent calendar quarter.

In considering this performance data, the Board took into account that the Portfolio launched in August 2005, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MarketStyle Moderate Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MarketStyle Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MarketStyle Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median, its broad-based benchmark and its style-specific benchmark for the most recent calendar quarter; (2) the Portfolio outperformed both its Morningstar category median and its broad-based benchmark for the year-to-date period, but underperformed its style-specific benchmark for the year-to-date period; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period and in the fourth quintile for the most recent calendar quarter.

In considering this performance data, the Board took into account that the Portfolio launched in August 2005, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MarketStyle Moderate Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is below the median and average

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

46

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UMP (1206-022607)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,053,100 for year ended December 31, 2006 and $813,825 for year ended December 31, 2005.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $118,500 for the year ended December 31, 2006 and $13,300 for year ended December 31, 2005.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $268,380 in the year ended December 31, 2006 and $47,275 in the year ended December 31, 2005. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

FORM OF
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I.	Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III.	Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV.	Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V.	Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI.	Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII.	Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.	Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX.	Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended: November 9, 2005

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,000 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $20,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Loan Staff Services		✓	Not to exceed $15,000 during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre- Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓		Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated:          January 1, 2006
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING INVESTMENT FUNDS, INC
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP NATURAL RESOURCES TRUST
ING CORPORATE LEADERS TRUST FUND
ING PARTNERS, INC.
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING RISK MANAGED NATURAL RESOURCES FUND

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,070,430 for year ended December 31, 2006 and $323,914 for year ended December 31, 2005.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 8, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 8, 2007

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: March 8, 2007

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